As filed with the Securities and Exchange Commission on February 12, 2001
                                           Securities Act File No. 333-_________
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM N-14

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                         Pre-Effective Amendment No. [ ]
                        Post-Effective Amendment No. [ ]

                                  THE GCG TRUST

               (Exact Name of Registrant as Specified in Charter)

                   on behalf of the DEVELOPING WORLD PORTFOLIO

                   1475 Dunwoody Drive, West Chester, PA 19380
              (Address of Principal Executive Offices) (Zip Code)

                                 (800) 366-0066

                  (Registrant's Area Code and Telephone Number)

                               Carolyn Mead, Esq.
                            Directed Services, Inc.
                              1475 Dunwoody Drive
                             West Chester, PA 19380

                     (Name and Address of Agent for Service)

                                 With copies to:
                              Steven E. Roth, Esq.
                         Sutherland Asbill & Brennan LLP
                        1275 Pennsylvania Avenue, N.W.
                           Washington, DC 20004-2415


                  Approximate Date of Proposed Public Offering:
   As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on March 13, 2001 pursuant to Rule 488 under the Securities Act of 1933.

Title of securities being registered:  investment company shares

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

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                              CROSS-REFERENCE SHEET

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FORM N-14 ITEM NUMBER AND CAPTION                            PROSPECTUS/PROXY STATEMENT CAPTION

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1.   Beginning of Registration Statement and Outside Front   Cover Page
     Cover Page of Prospectus
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2.   Beginning and Outside Back Cover Page of Prospectus     Table of Contents
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3.   Fee Table, Synopsis Information and Risk Factors        Summary of Proposal; Comparison of Fees, Expenses and
                                                             Performance, Principal Risk Factors
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4.   Information About the Transactions                      Summary of Proposal; Reasons for the Proposed
                                                             Reorganization; The Proposed Reorganization; Appendix A
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5.   Information About the Registrant                        General Voting Information, Summary of Proposal;
                                                             Principal Risk Factors; Comparison of Investment
                                                             Objectives and Strategies; Comparison of Fees; Expenses
                                                             and Performance; Reasons for the Proposed
                                                             Reorganization; The Proposed Reorganization; Appendix A
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6.   Information About the Company Being Acquired            Principal Risk Factors; Comparison of Investment
                                                             Objectives and Strategies; Comparison of Fees; Expenses
                                                             and Performance
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7.   Voting Information                                      General Voting Information
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8.   Interest of Certain Persons and Experts                 Not Applicable
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9.   Additional Information Required for Reoffering by       Not Applicable
     Persons Deemed to be Underwriters

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10.  Cover Page                                              Cover Page
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11.  Table of Contents                                       Table of Contents
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12.  Additional Information About the Registrant             Prospectus and Statement of Additional Information of
                                                             The GCG Trust
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13.  Additional Information About the Company Being          Prospectus and Statement of Additional Information of
     Acquired                                                The GCG Trust
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14.  Financial Statements                                    Pro Forma Capitalization; Annual Report of
                                                             Emerging Markets Series and the Developing World
                                                             Series for the Fiscal Year Ended December 31, 1999
                                                             and the Semiannual Report of Emerging
                                                             Markets Series and the Developing World Series for
                                                             the Fiscal Period Ended June 30, 2000.

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     Part C                                                  Information required to be included in Part C
                                                             is set forth under the appropriate item so numbered in
                                                             Part C of this Registration Statement.
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THE GCG TRUST

1475 DUNWOODY DRIVE                                           (800) 366-0066
WEST CHESTER, PA 19380                                        (610) 425-3430


                                                              February 18, 2001


Dear Valued Client:

I am writing to share with you proposed changes regarding an investment portfolio within your ING VARIABLE ANNUITIES contract. These proposed changes must be voted upon and approved by the contract owners who have invested in the Emerging Markets Portfolio of The GCG Trust (the "Trust"). Enclosed are proxy materials for your approval to combine the Emerging Markets Portfolio and the Developing World Portfolio.

The GCG Trust proposes combining the Emerging Markets Portfolio and the
Developing World Portfolio, with the Developing World Portfolio becoming the surviving Portfolio as described in the proxy statement. Under the proposed plan, your contract values currently invested in the Emerging Markets Portfolio would be invested in the Developing World Portfolio. Both Portfolios are advised by Baring International Investment Limited and have substantially the same investment objectives, policies and fees.

The proposed combination is described in the enclosed proxy statement. On
February 6, 2001, the GCG Trust's Board of Trustees approved the combination of these two Portfolios. The Board of Trustees recommends that you cast your vote
"FOR" the approval of this change. Please read the enclosed proxy statement carefully, then sign and return the Voting Instruction Form. A postage paid envelope is enclosed for your convenience. Your vote is important.

Thank you for your attention to this matter. Should you have any questions or concerns, please do not hesitate to contact us at 1-800-366- 0066.

                                                              Sincerely,


                                                              Barnett Chernow
                                                              President







                                  THE GCG TRUST
                               1475 DUNWOODY DRIVE
                             WEST CHESTER, PA 19380

                NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE
                  EMERGING MARKETS PORTFOLIO OF THE GCG TRUST

                          SCHEDULED FOR APRIL 17, 2001

TO OWNERS OF VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES
(COLLECTIVELY, THE "VARIABLE CONTRACTS") ISSUED BY GOLDEN AMERICAN LIFE
INSURANCE COMPANY ("GOLDEN AMERICAN") AND FIRST GOLDEN AMERICAN LIFE INSURANCE
COMPANY OF NEW YORK ("FIRST GOLDEN") (COLLECTIVELY, THE "COMPANIES") ENTITLED TO
GIVE VOTING INSTRUCTIONS IN CONNECTION WITH A SEPARATE ACCOUNT OF THE COMPANIES:

       Notice is hereby given that a Special Meeting of Shareholders of the Emerging Markets Portfolio of The GCG Trust ("Special Meeting") will be held on
April 17, 2001 at 10:00 a.m. local time, at the Trust's principal executivce offices at 1475 Dunwoody Drive, West Chester, PA 19380.

       The Special Meeting will be held for the following purposes:

         1. To approve or disapprove a Plan of Reorganization to combine the Emerging Markets Portfolio and the Developing World
                  Portfolio of The GCG Trust, with the Developing World
                  Portfolio becoming the surviving Portfolio, as described in the accompanying Proxy Statement/Prospectus; and

         2. To transact such other business as may properly come before the Special Meeting or any adjournment(s) thereof.

         Golden and three of its Separate Accounts are the only holders of the Emerging Markets Portfolio shares. The Companies have agreed to vote the Emerging Market Portfolio shares at the Special Meeting in accordance with the timely instructions received from owners of variable contracts ("owners") having contract values allocated to the Companies' Separate Account A, Separate Account
B and Separate Account NY B (collectively, the "Separate Accounts"), and invested in shares of the Emerging Markets Portfolio on the record date.

       As an owner of record at the close of business on January 31, 2001, you have the right to instruct the Companies as to the manner in which shares of the Emerging Markets Portfolio attributable to your Variable Contract should be voted. To assist you in giving your instructions, a Voting Instructions Form is enclosed that reflects the number of shares of the Emerging Markets Portfolio for which you are entitled to give voting instructions. A Proxy
Statement/Prospectus for the Emerging Markets Portfolio is attached to this Notice and describes the matters to be voted upon at the Special Meeting or any adjournment(s) thereof.

  YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL
  MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED VOTING INSTRUCTION FORM
  AND RETURN IT IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. IF YOU SIGN, DATE AND
  RETURN THE FORM BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED IN
  FAVOR OF THE PROPOSAL NOTICED ABOVE.

                                             By Order of the Board of Trustees

                                             Myles R. Tashman, Secretary

March 16, 2001






                                TABLE OF CONTENTS

                                                                  PAGE

General Voting Information.......................................    4
Summary of the Proposal..........................................    5
Principal Risk Factors...........................................    6
Comparison of Investment Objectives and Strategies...............    7
Comparison of Fees, Expenses and Performance.....................    8
Reasons for the Proposed Reorganization..........................   10
The Proposed Reorganization......................................   11
Description of Developing World Portfolio Shares to be Issued....   11
Federal Income Tax Aspects of the Proposed Reorganization........   12
Pro Forma Capitalization.........................................   12
General..........................................................   13
Appendix A - Plan of Reorganization..............................  A-1

                                        1





                                  THE GCG TRUST

                               1475 DUNWOODY DRIVE

                        WEST CHESTER, PENNSYLVANIA 19380

                                  800-366-0066

                                 MARCH 16, 2001

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                           PROXY STATEMENT/PROSPECTUS
--------------------------------------------------------------------------------

       This Proxy Statement/Prospectus is being furnished on behalf of the Board of Trustees of The GCG Trust (the "Trust") by Directed Services, Inc. ("DSI") to owners of variable annuity contracts and variable annuity life insurance policies ("variable contracts") issued by Golden American Life Insurance Company and First Golden Life Insurance Company of New York (collectively, the
"Companies") and having contract values on the record date allocated to a separate account of the Companies invested in shares of the Emerging Markets
Portfolio of the Trust ("Emerging Markets Portfolio shares").

       This Proxy Statement/Prospectus is being furnished in connection with the solicitation of voting instructions from owners of variable contracts for use at a Special Meeting of holders of Emerging Markets Portfolio shares (the "Special
Meeting") as to a proposed combination of the Emerging Markets Portfolio with the Trust's Developing World Portfolio. The Special Meeting is to be to be held on April 17, 2001 at 10:00 a.m., at the Trust's principal executive offices located at 1475 Dunwoody Drive, West Chester, PA 19380 for the purposes set forth below and in the accompanying Notice of Special Meeting. The approximate mailing date of this Proxy Statement/Prospectus and the Voting Instruction Form is March 16, 2001.

       At the Special Meeting, holders of Emerging Markets Portfolio shares will be asked:

         1. To approve or disapprove a Plan of Reorganization to combine the Emerging Markets Portfolio and the Developing World
                  Portfolio of the Trust, with the Developing World Portfolio becoming the surviving Portfolio, as described (the "Proposed
                  Reorganization"); and

         2. To transact such other business as may properly come before the Special Meeting or any adjournment(s) thereof.


       Golden and three of its Separate Accounts are the only holders of the Emerging Markets Portfolio shares. The Companies have agreed to vote the Emerging Markets Portfolio shares at the Special Meeting in accordance with the timely instructions received from owners ("owners") of variable contracts having contract values allocated to the Companies' Separate Account A, Separate Account
B, and Separate Account NY B (collectively, the "Separate Accounts"), and invested in shares of the Emerging Markets Portfolio on the record date.

       The Trust is an open-end, diversified management investment company consisting of twenty-nine separate investment portfolios (each a "Portfolio"), each of which has a different investment objective. The Proposed Reorganization would result in the assets of the Emerging Markets Portfolio being consolidated with the assets of the Developing World Portfolio and holders of Emerging
Markets Portfolio shares exchanging such shares for shares of beneficial interest in the Trust's Developing World Portfolio ("Developing World Portfolio shares") in an amount equal in value to their Emerging Markets Portfolio shares on the date of the Proposed Reorganization.

       This Proxy Statement/Prospectus, which you should retain for future reference, contains important information about the Proposed Reorganization that an owner should know before voting to approve or disapprove the Proposed
Reorganization. For a more detailed discussion of the investment objectives, policies, restrictions and risks of the Emerging Markets Portfolio or the Developing World Portfolio, see the Prospectus and Statement of Additional
Information for the Trust dated May 1, 2000, which are incorporated herein by reference and which may

                                        2



be obtained, without charge, by calling 1-800-366-0066.
The Trust also provides periodic reports to its shareholders that highlight certain important information about the Portfolios, including investment results and financial information. The annual report for the Trust dated December 31, 1999 and the semiannual report of the Trust dated June 30, 2000 are incorporated herein by reference. You may receive a copy of the most recent annual and semi-annual reports for the Trust, without charge, by calling 1-800-366-0066.

       You can copy and review information about the Trust (including the Statement of Additional Information) at the Securities and Exchange Commission's
("Commission") Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the Commission at 1-202-942-8090. Reports and other information about the Trust are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address:
publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
        THESE SECURITIES, OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
       PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                                CRIMINAL OFFENSE.

                                        3



                           GENERAL VOTING INFORMATION

       This Proxy Statement/Prospectus (the "Proxy Statement/Prospectus") is being furnished to owners on behalf of the Board of Trustees of the Trust (the
"Trustees") in connection with the solicitation by DSI of voting instructions from owners with regard to a Special Meeting of the Trust's shareholders to be held on April 17, 2001. The Trust's Board of Trustees has called this Special
Meeting to consider and approve or disapprove a proposed combination of the Emerging Markets Portfolio and the Developing World Portfolio, with the
Developing World Portfolio becoming the surviving Portfolio. The Companies and their Separate Accounts are the only holders of Emerging Markets Portfolio shares. The Companies will vote the Emerging Markets Portfolio shares at the Special Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under variable contracts. Owners (and in some cases annuitants and/or beneficiaries) have the right to instruct the Companies as to the number of shares (and fractional shares) that, when added together, have an aggregate value on the record date equal to the contract value on the record date under that owner's contract allocated to the subaccount of each Separate Account holding Emerging Markets Portfolio shares.

       The Companies will vote shares attributable to variable contracts as to which no voting instructions are received in proportion (for, against or abstain) to those for which timely instructions are received. If a Voting
Instruction Form is received that does not specify a choice, the Companies will consider its timely receipt as an instruction to vote in favor of the proposal to which it relates. In certain circumstances, the Companies have the right to disregard voting instructions from certain owners. The Companies do not believe that these circumstances exist with respect to matters currently before shareholders. Owners may revoke previously submitted voting instructions given to the Companies at any time prior to the Special Meeting by notifying the Companies in writing.

     The Trust was organized as a Massachusetts business trust and is registered with the Commission as a diversified open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is comprised of twenty-nine separate investment portfolios, each of which has a different investment objective, and issues separate shares of beneficial interest for each investment portfolio representing an ownership interest in that Portfolio.

       Directed Services, Inc. ("DSI") serves as the manager for both the Emerging Markets Portfolio and the Developing World Portfolio, in addition to the other Portfolios of the Trust. DSI is a New York corporation and a wholly owned indirect subsidiary of ING Groep, N.V. ("ING"), a publicly traded company based in The Netherlands with worldwide insurance and banking subsidiaries. DSI is registered with the Commission as an investment adviser and a broker-dealer.
DSI is the principal underwriter and distributor of the variable contracts that the Companies issue. The address of DSI is 1475 Dunwoody Drive, West Chester,
Pennsylvania 19380. DSI has hired Baring International Investment Limited
("Baring International") to serve as the portfolio manager for both the Emerging
Markets and Developing World Portfolios.

       Baring International has managed the Emerging Markets Portfolio since
March 16, 2000 and the Developing World Portfolio since March 1, 1999. Baring
International is a subsidiary of Baring Asset Management Holdings Limited
("Baring"). Baring is the parent of the world-wide group of investment management companies that operate under the collective name "Baring Asset
Management" and is owned by ING. The address of Baring International is 155
Bishopsgate, London. Baring International, DSI and Golden are affiliates through their common indirect ownership by ING.

       The Trustees have fixed January 31, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the Special
Meeting. As of January 31, 2001, there were outstanding 2,847,950.959 shares of beneficial interest representing an interest in the Emerging Markets Portfolio.
The Trustees and executive officers of the Trust as a group beneficially own, directly or indirectly, less than 1% of the shares of the Trust. To the best knowledge of the Trustees and the Boards of Directors of the Companies, there are no owners, as of January 31, 2001, who have the right to instruct the Companies as to 5% or more of the Emerging Markets Portfolio's shares. As of January 31, 2001, the Companies together held directly approximately 135,363
Emerging Markets Portfolio shares representing approximately 4.75% of such shares outstanding.

                                        4



       To be counted, the Companies must receive an owner's properly executed
Voting Instruction Form at 1475 Dunwoody Drive, West Chester, PA 19380 by 1:00 p.m. Eastern Standard Time, Monday, April 16, 2001.

       Approval of the Proposed Reorganization requires the affirmative vote of a majority of the outstanding Emerging Markets Portfolio shares at the close of business on the record date.

       DSI will bear all of the expenses of soliciting voting instructions. The solicitation of instructions will be made primarily by mail but may include
(without cost to the Trust), telephone, telegraphic or oral communications by employees of DSI or its affiliates. This Proxy Statement/Prospectus was first mailed to owners on or about March 16, 2001.

                             SUMMARY OF THE PROPOSAL

       The Trustees have approved a Plan of Reorganization (the "Plan"), attached to this Proxy Statement/Prospectus as Appendix A, pursuant to which the Emerging Markets Portfolio and the Developing World Portfolio would be combined, with the Developing World Portfolio becoming the surviving Portfolio (the
"Proposed Reorganization"). The Proposed Reorganization, if consummated, would result in the assets and liabilities (if any) of the Emerging Markets Portfolio being consolidated with the assets and liabilities (if any) of the Developing
World Portfolio and holders of Emerging Markets Portfolio shares of beneficial interest having such shares exchanged for Developing World Portfolio shares of beneficial interest in an amount equal in value to their Emerging Markets
Portfolio shares on the date of the Proposed Reorganization. Consequently, if owners vote to approve the Proposed Reorganization, each owner's interest in the Emerging Markets Portfolio will be exchanged for an interest of equal value in the Developing World Portfolio.

       The Proposed Reorganization is expected to be effective upon the close of business on April 27, 2001, or on a later date as the parties may agree (the
"Closing"). As a result of the Proposed Reorganization, each shareholder of the Emerging Markets Portfolio, would become a shareholder of the Developing World
Portfolio. Each Emerging Markets Portfolio shareholder would hold, immediately after the Closing, shares of the Developing World Portfolio having an aggregate value equal to the aggregate value of the shares of the Emerging Markets
Portfolio held by that shareholder as of the close of business of the Closing.

       The Proposed Reorganization is designed to consolidate two almost identical Portfolios managed by the same portfolio manager that are offered by the Trust, thereby eliminating inefficiencies arising from having two similar
Portfolios within the same Trust. DSI, the manager, recommended the Proposed
Reorganization because it believes that the Proposed Reorganization may benefit each Portfolio's shareholders by resulting in a surviving portfolio with a greater asset base. This may provide greater investment opportunities for the surviving portfolio or the potential to take larger portfolio positions. There is, nevertheless, no guarantee that higher investment returns would be achieved.

   In addition, DSI considered the following aspects of the Emerging Markets
Portfolio and the Developing World Portfolio in deciding to recommend the Proposed Reorganization:

               o The two Portfolios have substantially similar investment objectives and similar investment policies;


               o  The Portfolios have the same manager (DSI);


               o  The Portfolios have the same portfolio manager
                  (Baring International);


               o The management fee for each of the Portfolios is the same and as a "unified fee" covers most of the operating expenses of each of the Portfolios. Therefore, the total operating expenses of the Portfolios have been the same over the last
                  12 month period. The Proposed Reorganization will have no significant impact on the operating expenses.

                                        5



               o The Portfolios use the same procedures for the distribution, purchase and redemption of shares;


               o  Since Baring International took over the Emerging Markets
                  Portfolio, the Developing World Portfolio has outperformed the Emerging Markets Portfolio because of the larger asset base of the Developing World Portfolio.

               o Owners will not realize any capital gain or loss as a result of the Proposed Reorganization.

               o  DSI will bear the costs of printing and mailing this Proxy
                  Statement/Prospectus and soliciting voting instructions as well as all other costs incurred in connection with the Proposed Reorganization.

               o The Proposed Reorganization will not result in any adverse tax consequences to owners of the variable contracts.

       Approval of the Plan requires the vote of a majority of the shares present in person or by proxy of the Emerging Markets Portfolio.

TRUSTEES' RECOMMENDATION REGARDING THE PROPOSAL

       Based upon these and other factors set forth below, the Trustees, including those Trustees who are not interested persons of the Trust as defined in the 1940 Act (the "non-interested Trustees"), have determined the following:

               o The Proposed Reorganization, as expressed in the Plan, is in the best interests of the Trust and of the Emerging Markets
                  Portfolio, as well as of the shareholders and owners indirectly invested in such Portfolio; and

               o The Proposed Reorganization will not result in the dilution of the interests of shareholders or owners indirectly invested in the Emerging Markets Portfolio.

               o The Trustees, including the non-interested Trustees, have made the same determinations with regard to the Developing
                  World Portfolio and its shareholders and owners indirectly invested therein.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS
APPROVAL OF THE PLAN.

                             PRINCIPAL RISK FACTORS

       Because the Portfolios have substantially similar investment objectives and policies, many of the risks of investing in the Developing World Portfolio are the same as those of the Emerging Markets Portfolio. A principal risk of investing in each of the Portfolios is that you may lose money on your investment. In addition, both Portfolios share the following principal investment risks:

         o MANAGER RISK. A portfolio manager may do a mediocre or poor job in selecting securities.


         o MARKET AND COMPANY RISK. The price of a security held by a Portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.
             Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a Portfolio invests may still trail returns from the overall stock market.

                                        6



         o EMERGING MARKET RISK. Investment in emerging markets countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after investments in those currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging countries.

         o FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the United States, and foreign controls on investments. In addition, the costs of buying and selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

             To the extent that the Developing World Portfolio invests more than 25% of its total assets in one geographic region or country, the Portfolio may be more sensitive to economic and other factors in that geographic region or country than a more diversified fund.

       The Trust cannot assure owners that the Developing World Portfolio will achieve its investment objective or assure that such objective will result in the preservation or growth of capital.

       DSI and the Emerging Markets Portfolio do not currently foresee any disadvantage to owners resulting, in the event the Proposed Reorganization occurs, from the offering of Developing World Portfolio shares to the Separate
Accounts. However, since Developing World Portfolio shares would be sold to insurance company Separate Accounts to support variable annuity contracts and variable life insurance policies, and to Separate Accounts of different insurance companies, it is possible that material conflicts could arise between the interests of variable annuity contract owners and variable life insurance policy owners, or between the interests of owners of contracts or policies issued by different insurance companies. Such material conflicts could include, for example, differences in the federal income tax treatment of variable annuity contracts versus variable life insurance policies. The Trust does not currently foresee any disadvantage to owners of variable annuity contracts or variable life insurance policies arising from the fact that Developing World Portfolio shares will support both types of contracts or contracts of different insurance companies. However, the Trustees will continually monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken to resolve such conflicts. Such action may include redeeming the shares of the Trust held by Separate Accounts involved in any material irreconcilable conflict.

       In making its determination, the Board of Trustees recognized that DSI, which recommended the Reorganization to the Trust's Board, could benefit from the Proposed Reorganization. DSI expects that the expenses it must bear under the current management agreement it has with the Trust in connection with providing management services to the Emerging Markets Portfolio and the Developing World Portfolio could be somewhat lower after the Proposed
Reorganization than the aggregate of such expenses has been in the past for the two separate Portfolios. In addition, DSI expects to achieve other operational and marketing advantages by replacing two Portfolios with a single Portfolio, such as somewhat lower prospectus printing costs than the aggregate of similar costs for two separate Portfolios.

               COMPARISON OF INVESTMENT OBJECTIVES AND STRATEGIES

       As described in more detail in the following table, the investment objectives and policies of the Emerging Markets

                                        7



Portfolio are substantially the
same as those of the Developing World Portfolio. The Emerging Markets Portfolio seeks long-term capital appreciation and pursues its objective by investing primarily in equity securities of companies in at least six different emerging market countries. The Developing World Portfolio seeks capital appreciation and pursues its objective by normally investing in at least six emerging market countries with no more than 35% of its assets in any one country.


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                     EMERGING MARKETS PORTFOLIO                        DEVELOPING WORLD PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
Investment           Long-term capital appreciation                    Capital appreciation
Objective
---------------------------------------------------------------------------------------------------------------------------
Principal            Invests primarily in equity securities of         Normally invests in at least six emerging market
Investment           companies in at least six different emerging      countries with no more than 35% of its assets in any
Strategies           market countries.                                 one country.
---------------------------------------------------------------------------------------------------------------------------
Emerging Market      Defines emerging market countries as those        Defines emerging market countries as those that
                     that are identified as such in the                are identified as such in the Morgan Stanley Capital
                     Morgan Stanley Capital International              International Emerging Markets Free Index or the
                     Emerging Markets Free Index or the                International Finance Corporation Emerging Market
                     International Finance Corporation                 Index, or by the Portfolio Manager because
                     Emerging Market Index, or by the                  they have a developing economy or because their
                     Portfolio Manager because                         markets have begun a process of change and are
                     they have a developing economy                    growing in size and/or sophistication.
                     or because their markets have begun
                     a process of change and are
                     growing in size and/or sophistication.
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Investment           To capitalize on emerging capital markets in      Based on the belief that superior long-term results
Philosophy           developing nations and other nations in           come from identifying unrecognized growth
                     which economic and political factors are          investment opportunities in countries and companies.
                     likely to produce above average
                     growth rates.

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Disciplined          Structured fundamental research determines        Structured fundamental research determines country and
Investment           country and company selection and focuses on      company selection and focuses on key factors behind
Framework:           key factors behind the following 5 critical       the following 5 critical drivers:  Growth,
                     drivers:  Growth, Liquidity, Currency,            Liquidity, Currency, Management and Valuation.
                     Management and Valuation.
-----------------------------------------------------------------------------------------------------------------------------
Primary              Equity securities including common stock and      Equity securities including common stocks, but may
Investments:         other securities with equity characteristics      also include other types of equity and equity
                     (such as preferred stock, rights and warrants,    derivative securities.  The Portfolio may invest up to
                     convertible securities and shares of investment   10% in debt securities rated below investment-grade.
                     companies).
-----------------------------------------------------------------------------------------------------------------------------

       Baring International serves as portfolio manager to both Portfolios. Baring International has managed the Emerging Markets Portfolio since March 16, 2000 and the Developing World Portfolio since March 1, 1999. Prior to those dates, two different firms managed the Portfolios and performance is attributable to those firms. Baring International employs the same disciplined investment techniques to both Portfolios. This technique consists of using structured fundamental research to determine country and company selection, focusing on the key factors behind the five critical drivers of: growth; liquidity; currency; management; and valuation. In both Portfolios, Baring International attempts to select securities that it believes are undervalued by the market and therefore, have above-average growth potential. In fact, the Emerging Markets Portfolio and the Developing World Portfolio currently hold substantially the same securities.

       The Trust currently offers Emerging Markets Portfolio shares to the Companies for allocation to the corresponding investment division of the Separate Accounts. The Emerging Markets Portfolio shares are purchased and redeemed by the Companies for this purpose for cash at their net asset value without the imposition of any sales load. The Trust offers the Developing World Portfolio shares to the Separate Accounts on the same basis.

                  COMPARISON OF FEES, EXPENSES AND PERFORMANCE

       The following discussion describes and compares the fees and expenses of the Emerging Markets Portfolio and the Developing World Portfolio.

       The operating expenses of the Developing World Portfolio, expressed as a ratio of expenses to average daily net assets ("expense ratio") have been the same as the Emerging Markets Portfolio for the last three fiscal years. Each Portfolio has the same management fee of 1.75% of the Portfolio's average daily net assets.

MANAGEMENT FEE

       DSI serves as the overall manager to each Portfolio of the Trust. The Trust pays DSI a monthly fee for its investment advisory and management services. The monthly fee is based on the average daily net assets of the Portfolios. Unlike most mutual funds, the fee that the Trust pays DSI is characterized as a "unified fee" because it encompasses most of the operating expenses of each Portfolio. DSI provides or procures, at its own expense, the services necessary for the operation of the Portfolios, including retaining portfolio managers to manage the assets of the various Portfolios. DSI (and not the Trust) pays each portfolio manager a monthly fee for managing the assets of a Portfolio, based on the annual rate of the average daily net assets of the Portfolio.

       For each of the Emerging Markets and Developing World Portfolios, the Trust pays DSI a management fee of 1.75% based on average daily net assets. This "unified fee" covers most of the operating expenses of each of the Portfolios. Therefore, each Portfolio's total operating expenses are reflected in the unified management fee and will not vary significantly over time. The Proposed Reorganization will have no immediate impact on the operating expense of the Developing World Portfolio.

EXPENSE RATIOS

       The ratio of expenses to average net assets for each of the last five fiscal years is shown below for each Portfolio.

                      For the Fiscal Year Ended December 31

--------------------------------------------------------------
                    2000     1999     1998     1997     1996
--------------------------------------------------------------
Emerging Markets    1.75%    1.75%    1.83%    1.80%    1.55%
Portfolio*
--------------------------------------------------------------
Developing World    1.75%    1.75%    1.83%     NA       NA
Portfolio**
--------------------------------------------------------------

* The Emerging Markets Portfolio commenced operations on October 4, 1993. Since March 16, 2000, Baring International has served as Portfolio Manager for the Emerging Markets Portfolio. Prior to that date, a different firm served as Portfolio Manager.

** The Developing World Portfolio commenced operations on February 18, 1998. Since March 1, 1999, Baring International has served as Portfolio Manager for the Developing World Portfolio. Prior to that date, a different firm served as Portfolio Manager.

COMPARATIVE PERFORMANCE

       The table below sets forth the average annual returns of the Emerging Markets Portfolio and the Developing World Portfolio for the periods shown. Baring International has managed the Developing World Portfolio since March 1, 1999 and the Emerging Markets Portfolio since March 16, 2000. During the time period in which Baring International served as portfolio manager for both Portfolios (March 16, 2000 through December 31, 2000), the

Developing World
Portfolio outperformed the Emerging Market Portfolio. The difference in performance, however, is marginal because the Portfolios invest in substantially the same companies located in the same countries. The only difference is in the concentration of investments and the amount of cash each Portfolio holds for redemptions.

                          AVERAGE ANNUAL TOTAL RETURNS

                       FOR FISCAL YEAR ENDED DECEMBER 31,

---------------------------------------------------------------------------------------------------------------
                         2000         1999         1998         1997         1996         1995         1994
---------------------------------------------------------------------------------------------------------------
Emerging Markets         (33.88)%     85.30%       (24.09)%     (9.37)%      7.28%        (10.11)%     (15.18)%
---------------------------------------------------------------------------------------------------------------
Developing World         (33.79)%     61.66%       (26.27)%     NA           NA           NA           NA
---------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital   (30.61)%     66.41%       (25.34)%     (11.58)%     6.03%        (5.21)%      (7.32)%
International Emerging
Markets Free Index
---------------------------------------------------------------------------------------------------------------


       The performance data quoted represents past performance only and the investment return and principal value of an investment in both Portfolios fluctuated during these periods. The performance information does not include insurance-related charges. If these were included, performance would have been lower. Thus, you should not compare the Portfolios' performance directly with performance information of other products without taking into account all insurance-related charges and expenses payable under your variable contract.

                     REASONS FOR THE PROPOSED REORGANIZATION

       The Trustees, including the non-interested Trustees, unanimously approved the Plan at a meeting held on February 6, 2001. The Trustees specifically determined that the interests of existing holders of Emerging Markets Portfolio shares (and the interests of owners indirectly invested in each Portfolio) would not be diluted as a result of the Proposed Reorganization and that the Proposed Reorganization would be in the overall best interests of such shareholders (and owners) and of the Trust. The Trustees also decided to recommend to holders of Emerging Markets Portfolio shares (and owners indirectly invested in the Portfolio), that they approve the Plan.

       The Trustees based their decision to recommend approval of the Plan on their consideration of a number of factors, including the following:

        1. the total net assets of the Emerging Markets Portfolio and the Developing World Portfolio;

        2. information regarding past expenses and performance of the Emerging Markets and the Developing World Portfolios;

        3. based on 1 and 2 above, the potential overall benefits of the Proposed Reorganization to shareholders of the Emerging Markets Portfolio and owners indirectly invested in the Emerging Markets Portfolio;

        4. the terms and conditions of the Plan and whether it would result in dilution of any shareholder or owner interests;

        5. the compatibility of the investment objectives and policies of the Emerging Markets Portfolio with those of the Developing World Portfolio;

        6. the agreement of DSI to assume all the expenses of carrying out the Plan; and

        7. the absence of any adverse tax consequences to shareholders or owners of carrying out the Plan.

       Owners, however, are likely to receive certain other benefits from the Proposed Reorganization. The assets of the Emerging Markets Portfolio will be more effectively managed if combined with those of the Developing World Portfolio because the Developing World Portfolio is considerably larger than the Emerging Markets Portfolio. Throughout the period since Baring International took over the portfolio management of the Emerging Markets Portfolio, expenses for the Emerging Markets Portfolio and the Developing World Portfolio as a percentage of net assets have been the same.

                           THE PROPOSED REORGANIZATION

PRINCIPAL FEATURES OF THE PLAN

       At the effective time of the Proposed Reorganization at the close of business on April 27, 2001 (the "Effective Time"), the assets and liabilities of the Emerging Markets Portfolio will become the assets and liabilities of the Developing World Portfolio and the separate existence of the Emerging Markets Portfolio will cease. At the Effective Time, holders of shares of the Emerging Markets Portfolio shall become holders of shares of the Developing World Portfolio. In addition, the appropriate officers of the Trust shall amend the Trust's Amended and Restated Agreement and Declaration of Trust to reflect the reclassification of Emerging Markets Portfolio shares as Developing World Portfolio shares and the elimination of the Emerging Markets Portfolio shares.

TRANSFER OF ASSETS

       Provided that all of the conditions precedent to the Proposed Reorganization set forth in the Plan are fulfilled, then at the Effective Time, all of the assets of the Emerging Markets Portfolio will be transferred to the Developing World Portfolio in exchange for Developing World Portfolio shares and all of the liabilities of the Emerging Markets Portfolio will be assumed by the Developing World Portfolio.

CONVERSION OF STOCK

       At the Effective Time, the Emerging Markets Portfolio will exchange each outstanding Emerging Markets Portfolio share for a number of Developing World Portfolio shares as set forth below. The number of full and fractional Developing World Portfolio shares to be issued to holders of Emerging Markets Portfolio shares will be determined on the basis of the relative net asset values of the Emerging Markets Portfolio and the Developing World Portfolio as of 4:00 p.m. on the day of the Effective Time. The number of Developing World Portfolio shares to be issued to each holder of Emerging Markets Portfolio shares shall be determined by multiplying the number of Emerging Markets Portfolio shares to be exchanged by the shareholder by a fraction, the denominator of which is the net asset value per share of Developing World Portfolio shares and the numerator of which is the net asset value per share of Emerging Markets Portfolio shares. The net asset value of the Emerging Markets Portfolio and the net asset value of the Developing World Portfolio shall be determined in accordance with methods set forth in the Trust's current Form N-1A registration statement.

       Promptly after the Effective Time, the Trust shall cause to be registered on its transfer agency books in the name of each record holder of Emerging Markets Portfolio shares immediately prior to the Proposed Reorganization, without any action on the part of such record holder, the number of Developing World Portfolio shares (and fractional interests in such shares) issued to such record holder in the Proposed Reorganization.

       The Plan provides that DSI pay all the expenses of entering into and carrying out the Plan. Consummation of the Plan is subject to the approval of the shareholders of the Emerging Markets Portfolio. In addition, the Plan makes consummation of the Proposed Reorganization contingent upon several events, including receipt of an opinion of tax counsel that the Proposed Reorganization will qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended, and the completion of certain federal securities law requirements. The Plan may be terminated and the Proposed Reorganization abandoned at any time upon certain conditions, before or after approval by shareholders, prior to the Effective Time by the Trustees.

          DESCRIPTION OF DEVELOPING WORLD PORTFOLIO SHARES TO BE ISSUED

       The Developing World Portfolio and the Emerging Markets Portfolio are both Portfolios of the Trust. Thus, the characteristics of the Developing World Portfolio shares are exactly the same as those of the Emerging Markets Portfolio. Provided that the value of any share of beneficial interest subject to a transaction such as a merger is the net asset value per share of such share of beneficial interest, Delaware law does not provide appraisal rights for a shareholder of a registered open-end management investment company such as the Trust. Even if such rights are available, the Division of Investment Management of the Commission has taken the position that Rule 22c-1 under the 1940 Act (which generally requires that the shares of a registered open-end investment company be valued at the net asset value next determined) supersedes dissenters' rights under state law. Additional information about the Trust is contained in the Trust's Prospectus dated May 1, 2000, which is incorporated by reference into this Proxy Statement/Prospectus. The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith files reports, proxy material and other information with the Commission.

       Such reports, proxy material and other information can be inspected and copied at the Public Reference Room maintained by the Commission at 450 Fifth Street, N.W. Washington, D.C. 20549. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W. Washington, D.C. 20549, at prescribed rates or by contacting the Commission's contract copier, Bechtel Information Services, 15740 Shady Grove Road, Gaithersburg, Maryland, 20877 (telephone: 800-231-DATA or 301-254-430).

            FEDERAL INCOME TAX ASPECTS OF THE PROPOSED REORGANIZATION

       The completion of the Proposed Reorganization is contingent upon the receipt by the Trust of an opinion from tax counsel to the effect that the Proposed Reorganization will constitute a tax-free reorganization. As such, no gain or loss will be recognized by the Emerging Markets Portfolio or the Developing World Portfolio as a result of the Proposed Reorganization; the aggregate tax basis of the Developing World Portfolio shares received by holders of Emerging Markets Portfolio shares will be the same as the tax basis of those shareholders' Emerging Markets Portfolio shares; and the aggregate basis of the assets of the Emerging Markets Portfolio in the possession of the Developing World Portfolio will be the same as the tax basis of such assets as held by the Emerging Markets Portfolio prior to the Proposed Reorganization. The holding period of the assets of the Emerging Markets Portfolio transferred to the Developing World Portfolio will include the period during which such assets were held by the Emerging Markets Portfolio and the holding period of Developing World Portfolio shares received by holders of Emerging Markets Portfolio shares will include the holding period of the Emerging Markets Portfolio shares exchanged therefor. In addition, the Proposed Reorganization is contingent upon the receipt by the Emerging Markets Portfolio and the Developing World Portfolio of an opinion of tax counsel to the effect that the Proposed Reorganization will not result in the recognition of any gain or loss to owners.

                         PRO FORMA CAPITALIZATION TABLE

       The following table shows the capitalization of the Emerging Markets Portfolio and the Developing World Portfolio as of December 31, 2000, and on a pro forma basis as of that date giving effect to the Proposed Reorganization of the Emerging Markets Portfolio with the Developing World Portfolio at the then net asset value per share:

    ----------------------------------------------------------------------------------------------------------
                                       Emerging Markets          Developing World         Pro Forma Combined
                                           Portfolio                 Portfolio         (both) Portfolios as of
                                                                                            April 27, 2001
    ----------------------------------------------------------------------------------------------------------
    Net Assets                            $24,552,911              $60,541,060               $85,093,971
    ----------------------------------------------------------------------------------------------------------
    Net Asset Value Per Share                   $8.10                    $7.59                     $7.59
    ----------------------------------------------------------------------------------------------------------
    Shares Outstanding                      3,029,840                7,979,716                11,214,619
    ----------------------------------------------------------------------------------------------------------

                                     GENERAL

ADDITIONAL INFORMATION

       Information about the Emerging Markets Portfolio and the Developing World Portfolio is included in the Trust's Prospectus and Statement of Additional Information dated May 1, 2000, which is incorporated herein by reference. Also, incorporated herein by reference, is a copy of the Trust's annual report to shareholders for the year ended December 31, 1999 and the semi-annual report to shareholders for the semi-annual period ended June 30, 2000.

       DSI and the Trust know of no other matters to be brought before the Special Meeting, but should any other matter requiring the vote of shareholders arise, the persons named in the enclosed Voting Instruction Form or other substitute will vote in accordance with their best judgment in the interest of the Trust and the Emerging Markets Portfolio and the Developing World Portfolio.

SHAREHOLDER PROPOSALS

       Since the Trust does not hold regular meetings of shareholders, the anticipated date of the next special meeting of shareholders cannot be provided. Any shareholder proposal that properly may be included in proxy solicitation materials for a special meeting of shareholders must be received by the Trust a reasonable time prior to the date voting instructions or proxy materials are mailed to shareholders.

INQUIRIES

       Shareholders or owners may make inquiries by contacting their registered sales representative or by writing or calling the Trust, DSI or Golden.

                             VOTING INSTRUCTION FORM
                                  THE GCG TRUST

VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE GCG TRUST FOR SPECIAL MEETING OF SHAREHOLDERS OF THE EMERGING MARKETS PORTFOLIO OF THE GCG TRUST TO BE HELD ON APRIL 17, 2001.

       I hereby instruct Golden American Life Insurance Company or First Golden American Life Insurance Company of New York (the "Companies") to vote the shares of the Emerging Markets Portfolio of The GCG Trust (the "Trust") as to which I am entitled to give instructions at the Special Meeting of Shareholders of the Trust (the "Special Meeting") to be held on April 17, 2001, at 10:00 a.m. Eastern Time, or any adjournment(s) thereof at 1475 Dunwoody Drive, West Chester, Pennsylvania 19380 as follows:

         1. To approve or disapprove a Plan of Reorganization to combine the Emerging Markets Portfolio and the Developing World Portfolio of the Trust, with the Developing World Portfolio becoming the surviving Portfolio.

                    For  [  ]          Against  [  ]         Abstain  [  ]


         2. In the discretion of the Companies, they are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment thereof.

                    For  [  ]          Against  [  ]         Abstain  [  ]


       I hereby revoke any and all voting instructions with respect to such shares heretofore given by me. I acknowledge receipt of the Proxy Statement/Prospectus dated March 16, 2001. I REALIZE IF I SIGN THIS FORM WITHOUT CHECKING A BLOCK WITH RESPECT TO A PROPOSAL LISTED ON THE REVERSE SIDE, MY TIMELY RETURNING OF THIS FORM WILL BE DEEMED TO BE AN INSTRUCTION TO VOTE IN FAVOR OF THE PROPOSAL.

THESE VOTING INSTRUCTIONS MAY BE REVOKED AT ANY TIME PRIOR TO THE MEETING BY NOTIFYING GOLDEN IN WRITING.

Date:____________, 2001                     ___________________________________
                                            Signature -- Please sign exactly as
                                            your name appears below. Please
                                            sign, date and return this Form
                                            promptly. Signature should be
                                            exactly as name or names appear on
                                            this Voting Instruction Form. If the
                                            individual signing the form is a
                                            fiduciary (e.g. attorney, executor,
                                            trustee, guardian, etc.) the
                                            individual's signature must be
                                            followed by his or her full title.

                       NUMBER OF SHARES FOR WHICH YOU ARE
                      ENTITLED TO GIVE VOTING INSTRUCTIONS:

        Emerging Markets Portfolio




               PLEASE RETURN THIS VOTING INSTRUCTION FORM PROMPTLY

                                      DRAFT

                                   APPENDIX A

                             PLAN OF REORGANIZATION

                                  THE GCG TRUST

                           EMERGING MARKETS PORTFOLIO
                           DEVELOPING WORLD PORTFOLIO

       Plan of Reorganization dated as of February 6, 2001, by The GCG Trust (the "Trust") on behalf of its Emerging Markets Portfolio and Developing World Portfolio.

       The Trust is a business trust organized and existing under the laws of the Commonwealth of Massachusetts having been organized on March 21, 1985, owning no interest in land in Massachusetts and having an authorized unlimited number of shares of beneficial interest, $.001 par value. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. It is comprised of twenty-nine portfolios.

       The Trust serves as an investment medium for variable annuity contracts and variable life insurance policies issued by Golden American Life Insurance Company ("Golden American") and First Golden Life Insurance Company of New York ("First Golden") (collectively, the "Companies"). Other than shares sold directly to Golden to seed the Emerging Markets Portfolio and the Developing World Portfolio, and certain other portfolios of the Trust, shares of the Trust currently are held only by separate accounts of Golden American and First Golden.

       The Emerging Markets Portfolio seeks long-term capital appreciation. The Emerging Markets Portfolio invests primarily in equity securities of companies in at least six different emerging market countries. The Portfolio's investment philosophy is to capitalize on emerging capital markets in developing nations and other nations in which economic and political factors are likely to produce above average growth rates.

       The Developing World Portfolio seeks capital appreciation. The Developing World Portfolio invests primarily in the equity securities of companies in "emerging market countries" The Portfolio normally invests in at least six different emerging market countries with no more than 35% of its assets in any one country.

       Directed Services, Inc. ("DSI") is the manager of both the Emerging Markets Portfolio and the Developing World Portfolio. DSI is registered as an investment adviser under the Investment Advisers Act of 1940.

       The Board of Trustees of the Trust has determined that it is in the best interests of the Trust, the Emerging Markets Portfolio, the Developing World Portfolio, and owners of variable life insurance and variable annuity contracts indirectly invested in each of these two Portfolios to combine the two Portfolios with the Developing World Portfolio becoming the surviving Portfolio in the manner set forth below.

       The Trust intends that the transactions contemplated herein qualify as a "plan of reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code").

                                    ARTICLE I

                               The Effective Time

       The effective time of the Reorganization ("Effective Time") shall be at 4:05 p.m. Eastern Standard Time on April 27, 2001, or such other time as shall be specified by the Trust's Board of Trustees or the appropriate officers of the Trust pursuant to authority granted by the Board of Trustees.

       In the event that trading on the New York Stock Exchange or on another exchange or market on which securities or other investments held by the Emerging Markets Portfolio or the Developing World Portfolio is disrupted on the date of the Effective Time so that, in the judgment of the Trust's Board of Trustees (or appropriate Trust officers acting under the authority of the Board of Trustees), accurate appraisal of the net assets of either Portfolio is impracticable, the Effective Time shall be postponed until the first business day after the day on which trading on such exchange or in such market shall have been resumed without disruption.

                               The Reorganization

       At the Effective Time, the assets and liabilities of the Emerging Markets Portfolio will become the assets and liabilities of the Developing World Portfolio and the separate existence of the Emerging Markets Portfolio will cease. At the Effective Time, holders of the class of shares of the Trust's Emerging Markets representing interests in the Emerging Markets Portfolio ("Emerging Markets Portfolio shares") shall become holders of the class of shares of such stock representing interests in the Developing World Portfolio ("Developing World Portfolio shares"). In addition, the appropriate officers of the Trust shall amend the Trust's Agreement and Declaration of Trust to reflect the reclassification of Emerging Markets Portfolio shares as Developing World Portfolio shares and the elimination of the Emerging Markets Portfolio shares.

                                   ARTICLE II

                               Transfer of Assets

       Provided that all of the conditions precedent to the Reorganization described in Article III are fulfilled, then at the Effective Time, all of the assets of the Emerging Markets Portfolio will be transferred to the Developing World Portfolio in exchange for Developing World Portfolio shares and all of the liabilities of the Emerging Markets Portfolio will be assumed by the Developing World Portfolio.

                               Conversion of Stock

       At the Effective Time, the Emerging Markets Portfolio will exchange each outstanding Emerging Markets Portfolio shares for a number of Developing World Portfolio shares as set forth below. The number of full and fractional Developing World Portfolio shares to be issued to holders of Emerging Markets Portfolio shares will be determined on the basis of the relative net asset values of the Emerging Markets Portfolio and the Developing World Portfolio as of 4:00 p.m. on the day of the Effective Time. The number of Developing World Portfolio shares to be issued to each holder of Emerging Markets Portfolio shares shall be determined by multiplying the number of Emerging Markets Portfolio shares to be exchanged by the shareholder by a fraction, the denominator of which is the net asset value per share of Developing World Portfolio shares and the numerator of which is the net asset value per share of Emerging Markets Portfolio shares. The net asset value of the Emerging Markets Portfolio and the net asset value of the Developing World Portfolio shall be determined in accordance with methods set forth in the Trust's current Form N-1A registration statement.

       Promptly after the Effective Time, the Trust shall cause to be registered on its transfer agency books in the name of each record holder of Emerging Markets Portfolio shares immediately prior to the Reorganization, without any action on the part of such record holder, the number of Developing World Portfolio shares (and fractional interests in such shares) issued to such record holder in the Reorganization.

                                   ARTICLE III

                              Dividend Declaration

       Prior to the Effective Time, the Board of Trustees of the Trust (or appropriate Trust officers acting under the authority of the Board of Trustees) will declare a dividend on Emerging Markets Portfolio shares representing substantially all of the Portfolio's accrued but undistributed net investment income through the Effective Time as well as any other dividend necessary to enable the Portfolio to avoid any liability for excise taxes.

                Other Conditions Precedent to the Reorganization

       The Board of Trustees of the Trust will call a meeting of the holders of the Emerging Markets Portfolio shares in order to submit to such holders the Plan of Reorganization for their approval or disapproval. Prior to the Effective Time, the holders of the Emerging Markets Portfolio shares shall meet and approve the Plan of Reorganization by the affirmative vote of a majority of the shares entitled to vote at such meeting.

       Prior to any meeting of the holders of Emerging Markets Portfolio shares, the Trust shall distribute to such holders entitled to vote at such meeting (and to owners of variable annuity contracts and variable life insurance policies indirectly invested in the Emerging Markets Portfolio) a proxy statement and other proxy materials (including voting instruction forms) that comply in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder.

       Prior to the distribution of the Proxy Statement/Prospectus and other proxy materials referenced above, the Trust shall file a registration statement under the Securities Act of 1933 (the "1933 Act") with the Securities and Exchange Commission ("Commission") relating to the Developing World Portfolio shares to be issued in connection with the Reorganization. This registration statement will be filed on Form N-14, will become effective prior to the aforementioned issue of Developing World Portfolio shares and will comply in all material respects with the provisions of the 1933 Act and applicable rules and regulations promulgated thereunder, and will not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make statements therein not misleading.

       Prior to the Effective Time, the Trust will receive an opinion of tax counsel substantially to the effect that: (1) the acquisition, pursuant to the Plan of Reorganization, by the Developing World Portfolio of the assets of the Emerging Markets Portfolio in exchange for Developing World Portfolio shares will constitute a reorganization within the meaning Section 368(a)(1)(D) of the Code; (2) no gain or loss will be recognized by the Emerging Markets Portfolio upon the transfer of all of its assets to the Developing World Portfolio; (3) the tax basis of the assets of the Emerging Markets Portfolio in the hands of the Developing World Portfolio will be the same as the tax basis of such assets in the hands of the Emerging Markets Portfolio immediately prior to the transfer; (4) the holding period of the assets of the Emerging Markets Portfolio transferred to the Developing World Portfolio will include the period during which such assets were held by the Emerging Markets Portfolio; (5) no gain or loss will be recognized by the Developing World Portfolio upon its receipt of the assets of the Emerging Markets Portfolio in exchange for shares of the Developing World Portfolio; (6) no gain or loss will be recognized by the holders of Emerging Markets Portfolio shares upon their receipt of Developing World Portfolio shares in exchange for their Emerging Markets Portfolio shares;
(7) the basis of the Developing World Portfolio shares received by holders of Emerging Markets Portfolio shares will be the same as the basis of the Emerging Markets Portfolio shares exchanged therefor; (8) the holding period of Developing World Portfolio shares received by holders of Emerging

Markets
Portfolio shares will include the holding period of the Emerging Markets Portfolio shares exchanged therefor, provided that, at the time of the exchange, the Emerging Markets Portfolio shares were held as capital assets; and (9) no gain or loss will be recognized by owners of variable life insurance contracts or variable annuity contracts indirectly invested in the Emerging Markets Portfolio upon the transfer of all the assets and liabilities of the Emerging Markets Portfolio to the Developing World Portfolio, the receipt of Developing World Portfolio shares by the holders of Emerging Markets Portfolio shares, or the combination of the Emerging Markets subaccount and the Developing World subaccount of any Company separate account into a single subaccount of such separate account.

                                   ARTICLE IV

                                  Miscellaneous

       At any time prior to the Effective Time, the Plan of Reorganization may be terminated by the Board of Trustees of the Trust (or appropriate Trust officers acting under the authority of the Board of Trustees) or be abandoned. In either event, the Plan of Reorganization shall become void and have no effect, without liability on the part of either the Emerging Markets Portfolio or the Developing World Portfolio or the holders of Emerging Markets Portfolio shares or Developing World Portfolio shares or the Trust or the holders of shares of the Trust's other portfolios. DSI will pay the expenses of carrying out the Reorganization, including the costs of soliciting voting instructions from owners of the Companies' variable annuity contracts or variable life insurance policies indirectly invested in the Emerging Markets Portfolio.

       The Plan of Reorganization and all amendments hereto shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

THE  GCG  TRUST

PROSPECTUS
MAY 1, 2000

                                  MONEY MARKET FUND
                                     Liquid Asset Series

                                  BOND FUNDS
                                     Limited Maturity Bond Series
                                     Global Fixed Income Series

                                  BALANCED FUNDS
                                     Fully Managed Series
                                     Total Return Series

                                  STOCK FUNDS
                                    DOMESTIC
                                     Equity Income Series
                                     Investors Series
                                     Value Equity Series
                                     Rising Dividends Series
                                     Managed Global Series
                                     Large Cap Value Series
                                     All Cap Series
                                     Research Series
                                     Capital Appreciation Series
                                     Capital Growth Series
                                     Strategic Equity Series
                                     Mid-Cap Growth Series
                                     Small Cap Series
                                     Growth Series
                                     Real Estate Series
                                     Hard Assets Series

                                    INTERNATIONAL/GLOBAL
                                     Developing World Series
                                     Emerging Markets Series



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR
ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS
FOR THE SEPARATE ACCOUNT.  BOTH PROSPECTUSES SHOULD BE READ
CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

-------------------------------------------------------------------------
                           TABLE OF CONTENTS
-------------------------------------------------------------------------

    IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION, WE REFER TO THE GCG TRUST AS "THE GCG TRUST," AND TO A SERIES OF THE GCG TRUST INDIVIDUALLY AS A "PORTFOLIO" AND COLLECTIVELY AS THE "PORTFOLIOS."

                                   PAGE                                             PAGE

INTRODUCTION                                      Equity Income
 Investing through your Variable                  Value Equity
   Contract                                       Rising Dividends
 Why Reading this Prospectus is                   Managed Global
 Important                                        Research
 Types of Funds                                   Capital Appreciation
 General Risk Factors                             Capital Growth

PORTFOLIOS AT A GLANCE
 Liquid Asset
 Limited Maturity Bond                            Strategic Equity
 Global Fixed Income                              Mid-Cap Growth
 Fully Managed                                    Small Cap
 Total Return                                     Growth
 Equity Income                                    Real Estate
 Investors                                        Hard Assets
 Value Equity                                     Developing World
 Rising Dividends                                 Emerging Markets
 Managed Global
 Large Cap Value
 All Cap                                          DESCRIPTION OF THE PORTFOLIOS
 Research                                         Liquid Asset
 Capital Appreciation                             Limited Maturity Bond
 Capital Growth                                   Global Fixed Income
 Strategic Equity                                 Fully Managed
 Large Cap Growth                                 Total Return
 Mid-Cap Growth                                   Equity Income
 Small Cap                                        Investors
 Growth                                           Value Equity
 Real Estate                                      Rising Dividends
 Hard Assets                                      Managed Global
 Developing World                                 Large Cap Value
 Emerging Markets                                 All Cap
                                                  Research
                                                  Capital Appreciation
MORE INFORMATION                                  Capital Growth
 A Word about Portfolio Diversity                 Strategic Equity
 Additional Information about the                 Mid-Cap Growth
   Portfolios                                     Small Cap
 Non-Principal Investments and                    Growth
   Strategies                                     Real Estate
 Temporary Defensive Positions                    Hard Assets
   Portfolio Turnover                             Developing World
 Legal Counsel                                    Emerging Markets
 Independent Auditors
                                                  OVERALL MANAGEMENT OF THE TRUST
FINANCIAL HIGHLIGHTS                               The Adviser
 Liquid Asset                                      Advisory Fee
 Limited Maturity Bond
 Global Fixed Income                              SHARE PRICE
 Fully Managed
 Total Return                                     TAXES AND DISTRIBUTIONS

                                                  TO OBTAIN MORE INFORMATION

                                                  THE GCG TRUST TRUSTEES



AN INVESTMENT IN ANY PORTFOLIO OF THE GCG TRUST IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE
CORPORATION OR ANY OTHER AGENCY.

-------------------------------------------------------------------------
                            INTRODUCTION
-------------------------------------------------------------------------

INVESTING THROUGH YOUR VARIABLE       MONEY MARKET FUNDS.  Money market
CONTRACT                              instruments (also known as cash
Shares of the portfolios of the       investments) are debt securities
GCG Trust currently are sold to       issued by governments,
segregated asset accounts             corporations, banks, or other
("Separate Accounts") of insurance    financial institutions.
companies as funding choices for
variable annuity contracts and         BOND FUNDS.  Bonds are debt
variable life insurance policies        securities representing loans
("Variable Contracts").  Assets in      from investors.  A bond fund's
the Separate Account are invested       share price - and therefore the
in shares of the portfolios based       value of your investment - can
on your allocation instructions.        rise or fall in value because
Not all portfolios described in         of changing interest rates or
this prospectus may be available        other factors.
under your Variable Contract.  You
do not deal directly with the          BALANCED FUNDS.  A balanced fund
portfolios to purchase or redeem        holds a mix of stocks, bonds,
shares.  The accompanying Separate      and sometimes, cash
Account prospectus describes your       investments.  A balanced fund
rights as a Variable Contract           offers the convenience of
owner.  We may sell shares of the       investing in both stocks and
portfolios to qualified pension         bonds through a single fund.
and retirement plans outside of
the separate account context.          STOCK FUNDS.  Stocks - which
                                        represent shares of ownership
WHY READING THIS PROSPECTUS IS          in a company - generally offer
IMPORTANT                               the greatest potential for long
This prospectus explains the            term growth of principal.  Many
investment objective, risks and         stocks also provide regular
strategy of each of the portfolios      dividends, which are generated
of the GCG Trust.  Reading the          by corporate profits.  While
prospectus will help you to decide      stocks have historically
whether a portfolio is the right        provided the highest long-term
investment for you.  We suggest         returns, they have also
that you keep this prospectus and       exhibited the greatest short-
the prospectus for the Separate         term price fluctuations - so a
Account for future reference.           stock fund has a higher risk of
                                        losing value over the short
TYPES OF FUNDS                          term.
The portfolios are generally
classified among three major asset
classes: stock, bond and money
market.


  MONEY MARKET               BOND                     STOCK
    FUNDS                    FUNDS                    FUNDS

  |----------------------------------------------------------|
  | LOWER     <---------- RISK/RETURN ---------->     HIGHER |
  |----------------------------------------------------------|

-------------------------------------------------------------------------
                        INTRODUCTION (CONTINUED)
-------------------------------------------------------------------------

GENERAL RISK FACTORS                      for shorter-
Investing in the portfolios, as           term bonds, moderate for
with an investment in any                 intermediate-term bonds, and
security, involves risk factors           high for longer-term bonds.  A
and special considerations.  A            bond's duration measures its
portfolio's risk is defined               sensitivity to changes in
primarily by its principal                interest rates.  The longer
investment strategies.  An                the duration, the greater the
investment in a portfolio is not          bond's price movement will be
insured against loss of principal.        as interest rates change.
As with any mutual fund, there can
be no assurance that a portfolio       o  CREDIT RISK.  A bond issuer
will achieve its investment               (debtor) may fail to repay
objective.  Investing in shares of        interest and principal in a
a portfolio should not be                 timely manner.  The price of a
considered a complete investment          security a portfolio holds may
program.  The share value of each         fall due to changing economic,
portfolio (except for the Liquid          political or market conditions
Asset Portfolio) will rise and            or disappointing earnings
fall.  Although the Liquid Asset          results.
Portfolio seeks to preserve the
value of your investment at $1.00      o  CALL RISK.  During periods of
per share, it is still possible to        falling interest rates, a bond
lose money.                               issuer may "call," or repay,
It is important to keep in mind           its high yielding bond before
one of the main axioms of                 the bond's maturity date.
investing:  The higher the risk of        Forced to invest the
losing money, the higher the              unanticipated proceeds at
potential reward.  The lower the          lower interest rates, a
risk, the lower the potential             portfolio would experience a
reward.  As you consider an               decline in income.
investment in a portfolio, you
should take into account your          o  MATURITY RISK.  Interest rate
personal tolerance for investment         risk will affect the price of
risk.                                     a fixed income security more
                                          if the security has a longer
OVERALL RISK:                             maturity because changes in
                                          interest rates are
 o  MANAGER RISK.  A portfolio            increasingly difficult to
    manager of a portfolio may do         predict over longer periods of
    a mediocre or poor job in             time.  Fixed income securities
    selecting securities.                 with longer maturities will
                                          therefore be more volatile
RISK RELATED TO STOCK INVESTING:          than other fixed income
                                          securities with shorter
 o  MARKET AND COMPANY RISK.  The         maturities.  Conversely, fixed
    price of a security held by a         income securities with shorter
    portfolio may fall due to             maturities will be less
    changing economic, political          volatile but generally provide
    or market conditions or               lower returns than fixed
    disappointing earnings                income securities with longer
    results.  Stock prices in             maturities.  The average
    general may decline over short        maturity of a portfolio's
    or even extended periods.  The        fixed income investments will
    stock market tends to be              affect the volatility of the
    cyclical, with periods when           portfolio's share price.
    stock prices generally rise
    and periods when stock prices     Because of these and other risks
    generally decline.  Further,      that may be particular to a
    even though the stock market      portfolio, your investment could
    is cyclical in nature, returns    lose or not make any money.
    from a particular stock market
    segment in which a portfolio
    invests may still trail
    returns from the overall stock
    market.

RISKS RELATED TO BOND INVESTING:

 o  INCOME RISK.  A portfolio's
    income may fall due to falling
    interest rates.  Income risk
    is generally the greatest for
    short-term bonds, and the
    least for long-term bonds.
    Changes in interest rates will
    affect bond prices as well as
    bond income.

 o  INTEREST RATE RISK.  This is the
    risk that bond prices overall
    will decline over short or
    even extended periods due to
    rising interest rates.
    Interest rate risk is
    generally modest

-------------------------------------------------------------------------
                        PORTFOLIOS AT A GLANCE
-------------------------------------------------------------------------


LIQUID  ASSET  PORTFOLIO

INVESTMENT
OBJECTIVE   High level of current income consistent with
            the preservation of capital and liquidity

PRINCIPAL   The Portfolio Manager strives to maintain a
INVESTMENT  stable $1 per share net asset value and its
STRATEGY    investment strategy focuses on safety of
            principal, liquidity and yield, in order of importance, to achieve this goal. The management team implements its strategy through a four-step investment process designed to ensure adherence to regulatory requirements.

            Step One:   The Portfolio Manager
                        actively maintains a formal Approved
                        List of high quality companies.

            Step Two:   Securities of Approved
                        List issuers that meet maturity
                        guidelines and are rated in one of the
                        two highest ratings categories (or
                        determined to be of comparable quality
                        by the Portfolio Manager) are eligible
                        for investment.

            Step Three: Eligible securities are
                        reviewed to ensure that an investment
                        in such securities would not cause the
                        Portfolio to exceed its
                        diversification limits.

            Step Four:  The Portfolio Manager
                        makes yield curve positioning
                        decisions based on liquidity
                        requirements, yield curve analysis and
                        market expectations of future interest
                        rates.

            Money market funds are highly regulated by Rule 2a-7 of the Investment Company Act of
            1940, which sets forth specific maturity, quality and diversification guidelines. The
            Portfolio must adhere to procedures adopted by the Board of Trustees pursuant to Rule 2a-7 and to Rule 2a-7 itself. Some of these limitations include:

             o QUALITY. At least 95% of the Portfolio's investments must be rated in the highest short-term ratings category and the
                Portfolio Manager must make an independent determination that each investment represents minimal credit risk to the Portfolio.

             o  MATURITY.  The average maturity of the
                portfolio may not exceed 90 days and the remaining maturity of any individual security may not exceed 397 days.

             o DIVERSIFICATION. Generally, at the time of purchase, no more than 5% of total assets may be invested in the securities of a single issuer. In addition no more than 10% of total assets may be subject to demand features or guarantees from a single institution. The 10% demand feature and guarantee restriction is applciable to 75% of total assets subject to certain exceptions.


===RELATIVE RISK COMPARISON=================================================
                                                 Not intended to indicate
                                                 future risk or performance.

  LIQUID
  ASSET
       L  G                       L                 L  M
    L  M  F  F  T  E     V  R  M  C  A     C  C  S  C  C  S     R  H  D  E
    A  B  I  M  R  I  I  E  D  G  V  C  R  A  G  E  G  G  C  G  E  A  W  M
<<<------------------------------------------------------------------------>>>
<< xXx                                                                     >>>
<<<------------------------------------------------------------------------>>>
<<LOWER RISK                                                     HIGHER RISK>>

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------

PRINCIPAL   Any investment involves the possibility that
RISKS       you will lose money or not make money.  An
            investment in the Portfolio is subject to the following principal risks described under
            "Introduction -- General Risk Factors":

              o  MANAGER RISK     o  INCOME RISK

              o  CREDIT RISK      o  INTEREST RATE RISK

            AN INVESTMENT IN THE LIQUID ASSET PORTFOLIO IS
            NEITHER INSURED NOR GUARANTEED BY THE FEDERAL
            DEPOSIT INSURANCE CORPORATION OR ANY OTHER
            GOVERNMENT AGENCY.  ALTHOUGH THE PORTFOLIO
            SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT
            AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE
            MONEY BY INVESTING IN THE PORTFOLIO.

PERFORMANCE The value of your shares in the Portfolio will
            fluctuate depending on the Portfolio's investment performance. The following bar chart shows the Portfolio's annual total return changes from year-to-year. The accompanying table shows the Portfolio's average annual total return for 1 year, 5 years, 10 years and since its inception date. The average annual total returns include reinvestment of dividends and distributions. This may help you weigh the risk of investing in the Portfolio. Of course, past performance does not necessarily indicate future results. ING Investment Management LLC or its affiliate has managed the Portfolio since August 13, 1996. Prior to that date, different firms managed the Portfolio and performance is attributable to those firms.

            The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

[Performance Bar Chart Follows:]


                      LIQUID ASSET -- ANNUAL TOTAL RETURN

Year     1990    1991    1992    1993    1994    1995    1996    1997    1998   1999
         7.75%   5.66%   3.13%   2.64%   3.89%   5.51%   5.01%   5.07%   5.13%  4.74%


   |-----------------------------------------------------------|  |--------------------|
   |                AVERAGE ANNUAL TOTAL RETURN                |  |     BEST QUARTER   |
   |-----------------------------------------------------------|  |--------------------|
   |                         1 YEAR  5 YEAR  10 YEAR  1/24/89  |  | Quarter Ended      |
   |                                                (INCEPTION)|  |                    |
   |  Portfolio's Average                                      |  |  6/30/89...  2.19% |
   |    Annual Total Return   4.74%   5.08%   4.82%    5.11%   |  |                    |
   |                                                           |  |--------------------|
   |                                                           |  |    WORST QUARTER   |
   |                                                           |  |--------------------|
   |                                                           |  | Quarter Ended      |
   |                                                           |  |  6/30/93...  0.63% |
   |                                                           |  |                    |
   |-----------------------------------------------------------|  |--------------------|

   The Portfolio's 7-day yield as of December 31, 1999 was 5.54%. Call toll free 1-800-366-0066 for the Portfolio's current 7-day yield.

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------

LIMITED  MATURITY  BOND  PORTFOLIO

INVESTMENT
OBJECTIVE   Highest current income consistent with low
            risk to principal and liquidity

            As a secondary objective, the Portfolio seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal.

PRINCIPAL   The Portfolio invests primarily in a
INVESTMENT  diversified portfolio of limited maturity debt
STRATEGY    securities.  At the time of purchase, the debt
            securities generally will mature in seven years or less. The average maturity of the Portfolio generally will not exceed five years, although, in periods of rapidly rising interest rates the Portfolio Manager may shorten maturities to one year or less.

            To achieve the Portfolio's objective, the Portfolio Manager:

             o  manages the Portfolio's maturities

             o  analyzes technical data in order to
                determine which investment choices offer the best value

             o over-weights or under-weights the sectors in which the Portfolio may invest relative to the benchmark based on sector analysis and market opportunities

             o  selects securities with positive credit
                fundamentals, liquidity and relative value within sectors

            The Portfolio Manager selects debt instruments from the following broad sectors:

             o  U.S. Treasury            o  U.S. government
                securities                  agency securities

             o  corporate securities     o  mortgage-backed
                                            securities

             o  asset-backed             o  money market
                securities                  securities

            Eligible security types include corporate securities, U.S. Treasury securities, U.S.
            government agency securities, variable or floating rate securities, mortgage-backed securities, asset-backed securities, dollar-denominated foreign securities, money market securities, reverse repurchase agreements, shares of other investment companies, futures, options and options on futures, sovereign debt, supranational organizations and real estate investment trusts (REITS).



===RELATIVE RISK COMPARISON=================================================
                                                 Not intended to indicate
                                                 future risk or performance.

     LIMITED
    MATURITY
      BOND
       L  G                       L                 L  M
    L  M  F  F  T  E     V  R  M  C  A     C  C  S  C  C  S     R  H  D  E
    A  B  I  M  R  I  I  E  D  G  V  C  R  A  G  E  G  G  C  G  E  A  W  M
<<<------------------------------------------------------------------------>>>
<<    xXx                                                                  >>>
<<<------------------------------------------------------------------------>>>
<<LOWER RISK                                                     HIGHER RISK>>

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------

PRINCIPAL   Any investment involves the possibility that you will lose
RISKS       money or not make money.  An investment in the Portfolio is subject to the following principal risks described under "Introduction - General Risk Factors":

               o  MANAGER RISK          o  INTEREST RATE RISK

               o  CALL RISK             o  INCOME RISK

               o  CREDIT RISK

PERFORMANCE The value of your shares in a portfolio will
            fluctuate depending on the Portfolio's investment performance. The following bar chart shows the Portfolio's annual total return changes from year-to-year. The accompanying table shows the Portfolio's average annual total return for 1 year, 5 years, 10 years and since its inception date as compared to the applicable market index. The average annual total returns include reinvestment of dividends and distributions. This may help you weigh the risk of investing in the Portfolio. Of course, past performance does not necessarily indicate future results. ING Investment Management LLC or its affiliate has managed the Portfolio since August 13, 1996. Prior to that date, different firms managed the Portfolio and performance is attributable to those firms.

            The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.


[Performance Bar Chart Follows:]


                      LIMITED MATURITY BOND -- ANNUAL TOTAL RETURN

Year     1990    1991    1992    1993    1994    1995    1996    1997    1998   1999
         7.87%  11.27%   4.84%   6.20%  -1.19%  11.72%   4.32%   6.67%   6.86%  1.13%


   |-----------------------------------------------------------|  |--------------------|
   |                AVERAGE ANNUAL TOTAL RETURN                |  |     BEST QUARTER   |
   |-----------------------------------------------------------|  |--------------------|
   |                         1 YEAR  5 YEAR  10 YEAR  1/24/89  |  | Quarter Ended      |
   |                                                (INCEPTION)|  |                    |
   |  Portfolio's Average                                      |  |  6/30/89...  4.93% |
   |    Annual Total Return   1.13%   6.08%   5.90%     6.27%  |  |--------------------|
   |  Merrill Lynch 1-5 Year                                   |  |    WORST QUARTER   |
   |    Corporate/Government                                   |  |--------------------|
   |    Bond Index            2.19%   6.86%   7.00%     7.39%  |  | Quarter Ended      |
   |                                                           |  |                    |
   |                                                           |  |  3/31/94...(1.04)% |
   |                                                           |  |                    |
   |-----------------------------------------------------------|  |--------------------|

   The Merrill Lynch 1-5 Year Corporate/Government Bond Index is comprised of intermediate-term U.S. government securities and investment-grade corporate debt securities.

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------

GLOBAL  FIXED  INCOME  PORTFOLIO

INVESTMENT
OBJECTIVE   High total return

PRINCIPAL
INVESTMENT  The Portfolio invests primarily in high-grade debt
STRATEGY securities, both foreign and domestic, and related foreign currency transactions. The Portfolio primarily invests in:

               o obligations issued or guaranteed by foreign national governments, or their agencies, instrumentalities or political subdivisions

               o  U.S. government securities

               o  debt securities issued or guaranteed by
                  supranational organizations, considered to be
                  "government securities"

               o non-government foreign and domestic debt securities, including corporate debt securities, bank obligations, mortgage-backed or asset-backed securities, and repurchase agreements

            The Portfolio Manager allocates the Portfolio's investments among those markets, companies and currencies that offer the most attractive combination of high income and principal stability.

            In evaluating investments for the Portfolio, the Portfolio Manager analyzes relative yields and the appreciation potential of securities in particular markets, world interest rates and monetary trends, economic, political and financial market conditions in different countries, credit quality, and the relationship of individual foreign currencies to the U.S. dollar. The Portfolio Manager also relies on internally and externally generated financial, economic, and credit research to evaluate alternative investment opportunities.

            The Portfolio is non-diversified and, when compared with other funds, may invest a greater portion of its assets in a particular issuer. A non-diversified portfolio has greater exposure to the risk of default or the poor earnings of the issuer.


===RELATIVE RISK COMPARISON=================================================
                                                 Not intended to indicate
                                                 future risk or performance.

        GLOBAL
        FIXED
        INCOME
       L  G                       L                 L  M
    L  M  F  F  T  E     V  R  M  C  A     C  C  S  C  C  S     R  H  D  E
    A  B  I  M  R  I  I  E  D  G  V  C  R  A  G  E  G  G  C  G  E  A  W  M
<<<------------------------------------------------------------------------>>>
<<       xXx                                                               >>>
<<<------------------------------------------------------------------------>>>
<<LOWER RISK                                                     HIGHER RISK>>

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------

PRINCIPAL   Any investment involves the possibility that you will
RISKS       lose money or not make money.  An investment in the
            Portfolio is subject to the following principal risks described under "Introduction - General Risk Factors":

               o  MANAGER RISK          o  CREDIT RISK

               o  INCOME RISK           o  CALL RISK

               o  INTEREST RATE RISK

            An investment in the Portfolio is subject to the following additional principal risks described under "Description of the Portfolios - Global Fixed Income
            Portfolio":

               o  EMERGING MARKET RISK

               o  DIVERSIFICATION RISK

               o  GEOGRAPHIC CONCENTRATION RISK

               o  FOREIGN INVESTMENT AND CURRENCY RISK


PERFORMANCE The value of your shares in the Portfolio will
            fluctuate depending on the Portfolio's investment performance. The following bar chart shows the Portfolio's annual total return for 1999. The accompanying table shows the Portfolio's average annual total return for 1 year and since its inception date as compared to the applicable market index. The average annual total return includes reinvestment of dividends and distributions. This may help you weigh the risk of investing in the Portfolio. Of course, past performance does not necessarily indicate future results. Baring International Investment Limited has managed the Portfolio since August 17, 1998. Prior to that date, a different firm managed the Portfolio and performance is attributable to that firm.

            The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

[Performance Bar Chart Follows:]

                   GLOBAL FIXED INCOME -- ANNUAL TOTAL RETURN

Year       1999
          (8.62)%

 |--------------------------------------------------|  |--------------------|
 |            AVERAGE ANNUAL TOTAL RETURN           |  |     BEST QUARTER   |
 |--------------------------------------------------|  |--------------------|
 |                            1 YEAR    8/14/98     |  |                    |
 |                                    (INCEPTION)   |  |  Quarter Ended     |
 |  Portfolio's Average                             |  |  9/30/99...  1.85% |
 |    Annual Total Return     (8.62)%    (0.96)%    |  |--------------------|
 |  Merrill Lynch Global                            |  |    WORST QUARTER   |
 |    Gov't Bond Index II     (4.52)%      6.74%    |  |--------------------|
 |                                                  |  |                    |
 |                                                  |  | Quarter Ended      |
 |                                                  |  |  3/31/99...(5.01)% |
 |--------------------------------------------------|  |--------------------|


      The Merrill Lynch Global Government Bond Index II is comprised of government bonds from major countries, including the United States.

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------


FULLY  MANAGED  PORTFOLIO


INVESTMENT  Over the long term, a high total investment
OBJECTIVE   return, consistent with the preservation of
            capital and with prudent investment risk

PRINCIPAL   The Portfolio invests primarily in the common
INVESTMENT  stocks of established companies the Portfolio
STRATEGY    Manager believes to have above-average potential
            for capital growth. Common stocks typically make up at least half of the Portfolio's total assets.
            The Portfolio pursues an active asset allocation strategy whereby investments are allocated among three asset classes - equity securities, debt securities and money market instruments. The
            Portfolio typically invests at least half of its assets in equity securities and the remaining assets in other securities, including corporate and government debt, convertibles, warrants, preferred stocks, foreign securities, futures, and options, in pursuit of its asset allocation strategy.

            The Portfolio's approach differs from that of many other stock funds. The Portfolio Manager works as hard to reduce risk as to maximize gains and may seek to realize gains rather than lose them in market declines. In addition, the Portfolio Manager searches for the best risk/reward values among all types of securities. The portion of the Portfolio invested in a particular type of security, such as common stocks, results largely from case-by-case investment decisions, and the size of the Portfolio's cash reserve may reflect the Portfolio Manager's ability to find companies that meet valuation criteria rather than his market outlook.

PRINCIPAL   Any investment involves the possibility that
RISKS       you will lose money or not make money.  An
            investment in the Portfolio is subject to the following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK            o  INTEREST RATE RISK

             o  CALL RISK               o  INCOME RISK

             o  MARKET AND COMPANY      o  CREDIT RISK
                RISK

            An investment in the Portfolio is subject to the following additional principal risk described under "Description of the Portfolios --
            Fully Managed Portfolio":

             o  VALUE INVESTING RISK



===RELATIVE RISK COMPARISON=================================================
                                                 Not intended to indicate
                                                 future risk or performance.

            FULLY
           MANAGED
       L  G                       L                 L  M
    L  M  F  F  T  E     V  R  M  C  A     C  C  S  C  C  S     R  H  D  E
    A  B  I  M  R  I  I  E  D  G  V  C  R  A  G  E  G  G  C  G  E  A  W  M
<<<------------------------------------------------------------------------>>>
<<          xXx                                                            >>>
<<<------------------------------------------------------------------------>>>
<<LOWER RISK                                                     HIGHER RISK>>

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------

PERFORMANCE The value of your shares in the Portfolio will
            fluctuate depending on the Portfolio's investment performance. The following bar chart shows the Portfolio's annual total return changes from year-to-year. The accompanying table shows the Portfolio's average annual total return for 1 year, 5 years, 10 years and since its inception date as compared to the applicable market index. The average annual total returns include reinvestment of dividends and distributions. This may help you weigh the risk of investing in the Portfolio. Of course, past performance does not necessarily indicate future results. T. Rowe Price Associates,
            Inc. has managed the Portfolio since January
            1, 1995. Prior to that date, a different firm managed the Portfolio and performance is attributable to that firm.

            The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

[Performance Bar Chart Follows:]

                      FULLY MANAGED -- ANNUAL TOTAL RETURN

Year     1990    1991    1992    1993    1994    1995    1996    1997    1998   1999
        -3.18%  28.93%   6.23%   7.59%  -7.27%  20.80%  16.36%  15.27%   5.89%  6.92%


   |-----------------------------------------------------------|  |--------------------|
   |              AVERAGE ANNUAL TOTAL RETURN                  |  |     BEST QUARTER   |
   |-----------------------------------------------------------|  |--------------------|
   |                         1 YEAR  5 YEAR  10 YEAR  1/24/89  |  | Quarter Ended      |
   |                                                (INCEPTION)|  |                    |
   |  Portfolio's Average                                      |  | 6/30/99...  10.77% |
   |    Annual Total Return    6.92% 12.90%   9.27%     8.83%  |  |--------------------|
   |  Standard & Poor's 500                                    |  |    WORST QUARTER   |
   |    Index                 21.03% 28.54%  18.19%     18.74% |  |--------------------|
   |  Lehman Brothers Inter-                                   |  | Quarter Ended      |
   |    mediate Government/                                    |  |                    |
   |    Corporate Bond Index  (2.15)% 7.61%   7.65%      8.17% |  |  9/30/90...(10.81)%|
   |  60% S&P/40% Lehman                                       |  |                    |
   |    Index                 11.76% 20.17%  13.98%     14.51% |  |--------------------|
   |                                                           |
   |-----------------------------------------------------------|

      The Standard & Poor's 500 Index is comprised of 500 U.S. stocks. The Lehman Brothers
      Intermediate Government/Corporate Bond Index is comprised of intermediate-term U.S. government securities and investment-grade corporate debt securities.

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------


TOTAL  RETURN  PORTFOLIO

INVESTMENT  Above-average income (compared to a portfolio
OBJECTIVE   entirely invested in equity securities)
            consistent with the prudent employment of capital. A secondary goal is the reasonable opportunity for growth of capital and income.

PRINCIPAL
INVESTMENT  The Portfolio is a "balanced fund," and
STRATEGY invests in a combination of equity and fixed income securities. The Portfolio normally invests:

             o  at least 40%, but not more than 75%, of
                its assets in common stocks and related
                equity securities

             o at least 25%, but not more than 60% of its assets in non-convertible fixed income securities

            EQUITY PORTION. The Portfolio Manager uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio.
            This means that securities are selected based on fundamental analysis (such as analysis of earnings, cash flows, competitive position and management's abilities) performed by the
            Portfolio Manager and its group of equity research analysts and not selected based on the industry in which they belong.

            While the Portfolio may invest in all types of equity securities, the Portfolio Manager generally purchases equity securities of companies that it believes are undervalued in the market relative to their long-term potential. The equity securities of these companies may be undervalued because they are temporarily out of favor in the market or the market has overlooked them. The Portfolio focuses on undervalued equity securities issued by companies with relatively large market capitalizations (i.e., market capitalizations of $5 billion or more).

            FIXED INCOME PORTION. The Portfolio invests in securities that pay a fixed interest rate, which include:

             o  U.S. government        o  corporate bonds
                securities

             o  mortgage-backed and asset-backed
                securities

            In selecting fixed income investments for the Portfolio, the Portfolio Manager assesses the three-month outlook for various segments of the fixed income markets. The three-month "horizon" outlook is used as a tool in making or adjusting the Portfolio's asset allocations to various segments of the fixed income markets.



===RELATIVE RISK COMPARISON=================================================
                                                 Not intended to indicate
                                                 future risk or performance.

              TOTAL
              RETURN
       L  G                       L                 L  M
    L  M  F  F  T  E     V  R  M  C  A     C  C  S  C  C  S     R  H  D  E
    A  B  I  M  R  I  I  E  D  G  V  C  R  A  G  E  G  G  C  G  E  A  W  M
<<<------------------------------------------------------------------------>>>
<<             xXx                                                         >>>
<<<------------------------------------------------------------------------>>>
<<LOWER RISK                                                     HIGHER RISK>>

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------


            The Portfolio may invest up to 20% of its assets in foreign securities, including securities of companies in emerging or developing markets, and up to 20% of its assets in lower rated nonconvertible fixed income securities and comparable unrated securities. The Portfolio may invest with no limitation in mortgage pass-through securities and American Depository Receipts.

PRINCIPAL   Any investment involves the possibility that
RISKS       you will lose money or not make money.

            An investment in the Portfolio is subject to the following principal risks described under "Introduction -- General Risk Factors":

             o  MANAGER RISK         o  INTEREST RATE RISK

             o  INCOME RISK          o  CREDIT RISK

             o  CALL RISK            o  MARKET AND COMPANY RISK

            An investment in the Portfolio is subject to the following additional principal risks described under "Description of the Portfolios --
            Total Return Portfolio":

             o  ALLOCATION RISK      o  UNDERVALUED SECURITIES RISK

             o  CONVERTIBLE          o  HIGH YIELD BOND RISK
                SECURITIES RISK

             o  EMERGING MARKET      o  FOREIGN INVESTMENT AND
                RISK                    CURRENCY RISK

PERFORMANCE The value of your shares in the Portfolio will
            fluctuate depending on the Portfolio's investment performance. Since the Total Return Portfolio became available to investors on August 17, 1998, performance information on previous full years is not available. Massachusetts Financial Services Company has managed the Portfolio since its inception. The following bar chart shows the Portfolio's annual total return for 1999. The accompanying table shows the Portfolio's average annual total return for 1 year and since its inception date as compared to the applicable market index. The average annual total return includes reinvestment of dividends and distributions. This may help you weigh the risk of investing in the Portfolio. Of course, past performance does not necessarily indicate future results. Massachusetts Financial Services
            Company has managed the Portfolio since August 17, 1998.

            The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

[Performance Bar Chart Follows:]

                   TOTAL RETURN -- ANNUAL TOTAL RETURN

Year          1999
              3.38%


   |------------------------------------------------|  |--------------------|
   |          AVERAGE ANNUAL TOTAL RETURN           |  |     BEST QUARTER   |
   |------------------------------------------------|  |--------------------|
   |                         1 YEAR        8/14/98  |  | Quarter Ended      |
   |                                    (INCEPTION) |  | 12/31/98...  6.90% |
   |  Portfolio's Average                           |  |                    |
   |    Annual Total Return    3.38%        7.51%   |  |--------------------|
   |  Standard & Poor's 500                         |  |    WORST QUARTER   |
   |    Index                 21.03%       22.65%   |  |--------------------|
   |  Lehman Brothers Inter-                        |  | Quarter Ended      |
   |    mediate Government/                         |  | 9/30/99..  (4.82)% |
   |    Corporate Bond Index  (2.15)%      1.93%    |  |                    |
   |  60% S&P/40% Lehman                            |  |--------------------|
   |    Index                 11.76%      14.36%    |
   |------------------------------------------------|

      The Standard & Poor's 500 Index is comprised of 500 U.S. stocks. The Lehman Brothers
      Intermediate Government/Corporate Bond Index is comprised of intermediate-term U.S. government securities and investment-grade corporate debt securities. The Portfolio Manager has determined that the S&P 500 Index is the most appropriate index to use for comparative purposes. In the future, it will be the only benchmark compared to the Portfolio.

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------



                    This page intentionally left blank.

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                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------

EQUITY  INCOME  PORTFOLIO


INVESTMENT
OBJECTIVE   Substantial dividend income as well as long-
            term growth of capital

PRINCIPAL   The Portfolio normally invests at least 65% of
INVESTMENT  its assets in the common stocks of well-
STRATEGY    established companies paying above-average
            dividends. The Portfolio Manager typically employs a "value" approach in selecting investments. The Portfolio Manager's in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth.

            In selecting investments, the Portfolio
            Manager generally looks for companies with the following:

             o  an established operating history

             o above-average dividend yield relative to the S&P 500

             o low price/earnings ratio relative to the S&P 500

             o a sound balance sheet and other positive financial characteristics

             o  low stock price relative to a company's
                underlying value as measured by assets,
                cash flow or business franchises

PRINCIPAL   Any investment involves the possibility that
RISKS       you will lose money or not make money.  An
            investment in the Portfolio is subject to the following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK

             o  MARKET AND COMPANY RISK

            An investment in the Portfolio is subject to the following additional principal risk described under "Description of the Portfolios --
            Equity Income Portfolio":

             o  VALUE INVESTING RISK



===RELATIVE RISK COMPARISON=================================================
                                                 Not intended to indicate
                                                 future risk or performance.

                 EQUITY
                 INCOME
       L  G                       L                 L  M
    L  M  F  F  T  E     V  R  M  C  A     C  C  S  C  C  S     R  H  D  E
    A  B  I  M  R  I  I  E  D  G  V  C  R  A  G  E  G  G  C  G  E  A  W  M
<<<------------------------------------------------------------------------>>>
<<                xXx                                                      >>>
<<<------------------------------------------------------------------------>>>
<<LOWER RISK                                                     HIGHER RISK>>

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------

PERFORMANCE The value of your shares in the Portfolio will
            fluctuate depending on the Portfolio's investment performance. The following bar chart shows the Portfolio's annual total return changes from year-to-year. The accompanying table shows the Portfolio's average annual total return for 1 year, 5 years, 10 years and since its inception date as compared to the applicable market index. The average annual total returns include reinvestment of dividends and distributions. This may help you weigh the risk of investing in the Portfolio. Of course, past performance does not necessarily indicate future results. T. Rowe Price Associates,
            Inc. has managed the Portfolio since March 1, 1999. Prior to that date, different firms managed the Portfolioand performance is attributable to those firms.

            The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.


[Performance Bar Chart Follows:]


                      EQUITY INCOME -- ANNUAL TOTAL RETURN

Year     1990    1991    1992    1993    1994    1995    1996    1997    1998   1999
         4.74%  20.02%   1.88%  11.13%  -1.18%  18.93%   8.77%  17.44%   8.26%  (0.72)%


   |-----------------------------------------------------------|  |--------------------|
   |              AVERAGE ANNUAL TOTAL RETURN                  |  |     BEST QUARTER   |
   |-----------------------------------------------------------|  |--------------------|
   |                         1 YEAR  5 YEAR  10 YEAR  1/24/89  |  | Quarter Ended      |
   |                                                (INCEPTION)|  |                    |
   |  Portfolio's Average                                      |  |  3/31/91...  8.42% |
   |    Annual Total Return   (.72)%  10.31%   8.67%    8.75%  |  |--------------------|
   |  Standard & Poor's 500                                    |  |    WORST QUARTER   |
   |    Index                21.03%  28.54%   18.19%   18.74%  |  |--------------------|
   |                                                           |  | Quarter Ended      |
   |  Lehman Brothers                                          |  |                    |
   |   Intermediate Govern-                                    |  |  9/30/99...(8.63)% |
   |   ment/Corporate Bond                                     |  |                    |
   |   Index                  (2.15%)  7.61%    7.65%   8.17%  |  |                    |
   |  40% S&P/60% Lehman                                       |  |                    |
   |   Index                   7.12% 15.98%    11.87%  12.40%  |  |                    |
   |                                                           |  |                    |
   |-----------------------------------------------------------|  |--------------------|


      The Standard & Poor's 500 Index is comprised of 500 U.S. stocks. The Lehman Brothers
      Intermediate Government/Corporate Bond Index is comprised of intermediate-term U.S. government securities and investment-grade corporate debt securities. The Portfolio Manager has determined that the S&P 500 Index is the most appropriate index to use for comparative purposes. In the future, it will be the only benchmark compared to the Portfolio.

-------------------------------------------------------------------------
                        PORTFOLIOS AT A GLANCE
-------------------------------------------------------------------------


INVESTORS PORTFOLIO

INVESTMENT
OBJECTIVE   Seek long-term growth of capital.  Current income
            is a secondary objective

PRINCIPAL   The Portfolio invests primarily in equity securities of
INVESTMENT  U.S. companies.  The Portfolio may also invest in other
STRATEGY    equity securities.  To a lesser degree, the Portfolio invests in income producing securities such as debt securities.

            The Portfolio Manager emphasizes individual security selection while spreading the Portfolio's investments across industries, which may help to reduce risk. The Portfolio Manager focuses on established large capitalization companies, defined by the Portfolio Manager as companies with over $5 billion in market capitalization, seeking to identify those companies with solid growth potential at reasonable values. The Portfolio Manager employs fundamental analysis to analyze each company in detail, ranking its management, strategy and competitive market position.

            In selecting individual companies for investment, the Portfolio Manager looks for the following:

                o   Long-term history of performance

                o   Competitive market position

                o   Competitive products and services

                o   Strong cash flow

                o   High return on equity

                o   Strong financial condition

                o   Experienced and effective management

                o   Global scope



===RELATIVE RISK COMPARISON=================================================
                                                 Not intended to indicate
                                                 future risk or performance.

                  INVESTORS
       L  G                       L                 L  M
    L  M  F  F  T  E     V  R  M  C  A     C  C  S  C  C  S     R  H  D  E
    A  B  I  M  R  I  I  E  D  G  V  C  R  A  G  E  G  G  C  G  E  A  W  M
<<<------------------------------------------------------------------------>>>
<<                   xXx                                                   >>>
<<<------------------------------------------------------------------------>>>
<<LOWER RISK                                                     HIGHER RISK>>

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------

PRINCIPAL    Any investment in the Portfolio involves the possibility that
RISKS        you will lose money or not make money.  An investment in the
             Portfolio is subject to the following principal risks described under "Introduction -- General Risk Factors":

                o   Manager Risk

                o   Market and Company Risk

                o   Call Risk

                o   Income Risk

                o   Interest Rate Risk

                o   Credit Risk

                o   Maturity Risk

             An investment in the Portfolio is subject to the following additional principal risk described under "Description of the Portfolios -- Investors Portfolio."

                o   Growth Investing Risk

PERFORMANCE  The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Since the Investors Portfolio became available to investors on February 1, 2000, performance information for previous calendar years is not available.

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------


VALUE  EQUITY  PORTFOLIO

INVESTMENT
OBJECTIVE   Capital appreciation.  Dividend income is a
            secondary objective.

PRINCIPAL   The Portfolio normally invests primarily in
INVESTMENT  common stocks of domestic and foreign issuers
STRATEGY    that meet quantitative standards relating to
            financial soundness and high intrinsic value relative to price.

            In selecting equity securities, the Portfolio
            Manager identifies stocks trading at a
            significant discount to their underlying intrinsic value that fall into at least one of three basic categories:

             o "Pure" value opportunities -- stocks that appear attractive relative to the broader market

             o "Relative" value opportunities -- stocks that trade at a discount to the valuation parameters historically applied to them or their peer group

             o  "Event-driven" value opportunities --
                stocks whose underlying value may be
                recognized as a result of a realized or
                anticipated event

PRINCIPAL   Any investment involves the possibility that
RISKS       you will lose money or not make money.  An
            investment in the Portfolio is subject to the following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK

             o  MARKET AND COMPANY RISK

            An investment in the Portfolio is subject to the following additional principal risks described under "Description of the Portfolios --
            Value Equity Portfolio":

             o  VALUE INVESTING RISK

             o  FOREIGN INVESTMENT AND CURRENCY RISK


===RELATIVE RISK COMPARISON=================================================
                                                 Not intended to indicate
                                                 future risk or performance.

                       VALUE
                       EQUITY
       L  G                       L                 L  M
    L  M  F  F  T  E     V  R  M  C  A     C  C  S  C  C  S     R  H  D  E
    A  B  I  M  R  I  I  E  D  G  V  C  R  A  G  E  G  G  C  G  E  A  W  M
<<<------------------------------------------------------------------------>>>
<<                      xXx                                                >>>
<<<------------------------------------------------------------------------>>>
<<LOWER RISK                                                     HIGHER RISK>>

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------

PERFORMANCE The value of your shares in the Portfolio will
            fluctuate depending on the Portfolio's investment performance. The following bar chart shows the Portfolio's annual total return changes
            from year-to-year.  The accompanying table
            shows the Portfolio's average annual total
            return for 1 year, 5 years and since its
            inception date as compared to the applicable
            market index.  The average annual total
            returns include reinvestment of dividends and
            distributions.   This may help you weigh the
            risk of investing in the Portfolio. Of course, past performance does not necessarily indicate future results. Eagle Asset Management, Inc.
            has managed the Portfolio since its inception.

            The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

[Performance Bar Chart Follows:]

                      VALUE EQUITY -- ANNUAL TOTAL RETURN
Year     1995    1996    1997    1998    1999
        35.21%  10.62%  27.28%   1.55%   0.51%

   |-------------------------------------------------------|  |--------------------|
   |         AVERAGE ANNUAL TOTAL RETURN                   |  |     BEST QUARTER   |
   |-------------------------------------------------------|  |--------------------|
   |                         1 YEAR    5 YEAR     1/3/95   |  | Quarter Ended      |
   |                               (INCEPTION)             |  |                    |
   |                                                       |  | 12/31/98... 17.34% |
   |  Portfolio's Average                                  |  |                    |
   |    Annual Total Return   0.51%    14.24%     14.24%   |  |--------------------|
   |  Standard & Poor's 500                                |  |    WORST QUARTER   |
   |    Index                21.03%    28.54%     28.54%   |  |--------------------|
   |  Russell Midcap Index   18.23%    21.86%     21.86%   |  | Quarter Ended      |
   |                                                       |  |  9/30/98..(14.99)% |
   |-------------------------------------------------------|  |--------------------|

      The Russell Midcap Index consists of the 800 smallest companies in the Russell 1,000 Index, which contains the 1,000 largest companies in the United States. The Standard & Poor's
      500 Index is comprised of 500 U.S. stocks.  The
      Portfolio Manager has determined that the S&P 500 Index is the most appropriate index to use for comparative purposes. In the future, it will be the only benchmark compared to the Portfolio.

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------


RISING  DIVIDENDS  PORTFOLIO


INVESTMENT
OBJECTIVE   Capital appreciation.  A secondary objective
            is dividend income.

PRINCIPAL
INVESTMENT  The Rising Dividends Portfolio invests in high-
STRATEGY quality equity securities, most of which meet all of the following quality criteria:

             o  regular dividend increases during the last
                10 years

             o  at least 35% of earnings reinvested
                annually

             o  credit rating of "A" to "AAA" or
                equivalent

            In selecting equity securities, the Portfolio
            Manager screens databases to create a universe of companies that meet the preceding criteria.
            The Portfolio Manager then fundamentally analyzes the securities. This research involves study of competitive industry conditions, discussions with company management, spreadsheet analysis, and valuation projections. A proprietary computer model compares expected rates of return for each equity security in the universe. In deciding whether to purchase a security, the Portfolio Manager appraises a company's fundamental strengths and relative attractiveness based on its expected return.

PRINCIPAL   Any investment involves the possibility that
RISKS       you will lose money or not make money.  An
            investment in the Portfolio is subject to the following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK

             o  MARKET AND COMPANY RISK

            An investment in the Portfolio is subject to the following additional principal risk described under "Description of the Portfolios --
            Rising Dividends Portfolio":

             o  MANAGEMENT TECHNIQUE RISK


===RELATIVE RISK COMPARISON=================================================
                                                 Not intended to indicate
                                                 future risk or performance.

                         RISING
                        DIVIDENDS
       L  G                       L                 L  M
    L  M  F  F  T  E     V  R  M  C  A     C  C  S  C  C  S     R  H  D  E
    A  B  I  M  R  I  I  E  D  G  V  C  R  A  G  E  G  G  C  G  E  A  W  M
<<<------------------------------------------------------------------------>>>
<<                         xXx                                             >>>
<<<------------------------------------------------------------------------>>>
<<LOWER RISK                                                     HIGHER RISK>>

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------

PERFORMANCE The value of your shares in the Portfolio will
            fluctuate depending on the Portfolio's investment performance. The following bar chart shows the Portfolio's annual total return changes from year-to-year. The accompanying table shows the Portfolio's average annual total return for 1 year, 5 years and since its inception date as compared to the applicable market index. The average annual total returns include reinvestment of dividends and distributions. This may help you weigh the risk of investing in the Portfolio. Of course, past performance does not necessarily indicate future results. Kayne Anderson Investment Management, LLC has managed the Portfolio since its inception.

            The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.


[Performance Bar Chart Follows:]

                      RISING DIVIDENDS -- ANNUAL TOTAL RETURN

Year     1994    1995    1996    1997    1998    1999
         0.59%  31.06%  20.65%  29.82%  14.13%  15.88%


   |-------------------------------------------------|  |--------------------|
   |          AVERAGE ANNUAL TOTAL RETURN            |  |    BEST QUARTER    |
   |-------------------------------------------------|  |--------------------|
   |                         1 YEAR  5 YEAR  10/4/93 |  | Quarter Ended      |
   |                                (INCEPTION)      |  |                    |
   |  Portfolio's Average                            |  | 12/31/98... 17.29% |
   |    Annual Total Return  15.88%  22.11%  18.05%  |  |--------------------|
   |  Standard & Poor's 500                          |  |    WORST QUARTER   |
   |    Index                21.03%  28.54%  22.95%  |  |--------------------|
   |                                                 |  | Quarter Ended      |
   |                                                 |  |                    |
   |                                                 |  |  9/30/98..(14.88)% |
   |                                                 |  |                    |
   |-------------------------------------------------|  |--------------------|

      The Standard & Poor's 500 Index is comprised of 500 U.S. stocks.

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------


MANAGED  GLOBAL  PORTFOLIO

INVESTMENT
OBJECTIVE   Capital appreciation.  Current income is only
            an incidental consideration.

PRINCIPAL   The Portfolio invests primarily in common
INVESTMENT  stocks traded in securities markets throughout
STRATEGY    the world.  The Portfolio generally invests at
            least 65% of its assets in at least three different countries, one of which may be the United States.

            The Portfolio may invest in any type of
            company, large or small, with earnings showing a relatively strong growth trend, or in a company in which significant further growth is not anticipated but whose securities are thought to be undervalued. The Portfolio may also invest in small and relatively less well known companies.

            The Portfolio is non-diversified and, when compared with other funds, may invest a greater portion of its assets in a particular issuer. A non-diversified portfolio has greater exposure to the risk of default or the poor earnings of the issuer.

PRINCIPAL   Any investment involves the possibility that
RISKS       you will lose money or not make money.  An
            investment in the Portfolio is subject to the following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK

             o  MARKET AND COMPANY RISK

            An investment in the Portfolio is subject to the following additional principal risks described under "Description of the Portfolios --
            Managed Global Portfolio":

             o  EMERGING MARKET RISK

             o  SMALL COMPANY RISK

             o  FOREIGN INVESTMENT AND CURRENCY RISK

             o  GEOGRAPHIC CONCENTRATION RISK


===RELATIVE RISK COMPARISON=================================================
                                                 Not intended to indicate
                                                 future risk or performance.

                             MANAGED
                             GLOBAL
       L  G                       L                 L  M
    L  M  F  F  T  E     V  R  M  C  A     C  C  S  C  C  S     R  H  D  E
    A  B  I  M  R  I  I  E  D  G  V  C  R  A  G  E  G  G  C  G  E  A  W  M
<<<------------------------------------------------------------------------>>>
<<                            xXx                                          >>>
<<<------------------------------------------------------------------------>>>
<<LOWER RISK                                                     HIGHER RISK>>

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------

PERFORMANCE The value of your shares in the Portfolio will
            fluctuate depending on the Portfolio's investment performance. The following bar chart shows the Portfolio's annual total return changes from year-to-year. The accompanying table shows the Portfolio's average annual total return for 1 year, 5 years and since its inception date as compared to the applicable market index. The average annual total return includes reinvestment of dividends and distributions. This may help you weigh the risk of investing in the Portfolio. Of course, past performance does not necessarily indicate future results. Capital Guardian Trust Company has managed the Portfolio since February 1, 2000. Prior to that date, different firms managed the Portfolio and performance is attributable to those managers.

            The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

[Performance Bar Chart Follows:]

                      MANAGED GLOBAL -- ANNUAL TOTAL RETURN

Year     1993    1994    1995    1996    1997    1998    1999
         6.59% -13.21%   7.56%  12.27%  12.17%  29.31%  63.30%


   |-------------------------------------------------|  |--------------------|
   |         AVERAGE ANNUAL TOTAL RETURN             |  |     BEST QUARTER   |
   |-------------------------------------------------|  |--------------------|
   |                        1 YEAR  5 YEAR  10/21/92 |  | Quarter Ended      |
   |                                 (INCEPTION)     |  | 12/31/99... 47.69% |
   |  Portfolio's Average                            |  |                    |
   |    Annual Total Return  63.30%  23.36%   14.50% |  |--------------------|
   |  Morgan Stanley Capital                         |  |    WORST QUARTER   |
   |    International All                            |  |--------------------|
   |    Country World Free                           |  | Quarter Ended      |
   |    Index                26.82%  19.19%   17.80% |  |                    |
   |                                                 |  |  9/30/98...(12.36)%|
   |-------------------------------------------------|  |--------------------|

      The Morgan Stanley Capital International All
      Country World Free Index is comprised of equity securities in countries around the world, including the United
      States, other developed countries and emerging markets.

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------

LARGE  CAP  VALUE  PORTFOLIO

Investment
Objective    Seek long-term growth of capital and income

Principal    The Portfolio Manager seeks to achieve the Portfolio's
Investment   investment objective by investing, under normal market
Strategy     conditions, primarily in equity and equity-related
             securities of companies with market capitalization greater than $1 billion at the time of purchase.

             In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income. The Portfolio may hold American Depository Receipts and other U.S. registered securities of foreign issuers which are denominated in U.S. dollars and other securities representing ownership interests in securities of foreign companies, such as European Depository Receipts and Global Depository Receipts.

Principal    Any investment in the Portfolio involves the possibility
Risks        that you will lose money or not make money.  An investment in the Portfolio is subject to the following principal risks described under "Introduction -- General Risk Factors":

                o   Manager Risk

                o   Market and Company Risk

             An investment in the Portfolio is subject to the following additional principal risk described under "Description of the Portfolios -- Large Cap Value Portfolio".

                o   Growth Investment Risk



===RELATIVE RISK COMPARISON=================================================
                                                 Not intended to indicate
                                                 future risk or performance.

                                LARGE
                                 CAP
                                VALUE
       L  G                       L                 L  M
    L  M  F  F  T  E     V  R  M  C  A     C  C  S  C  C  S     R  H  D  E
    A  B  I  M  R  I  I  E  D  G  V  C  R  A  G  E  G  G  C  G  E  A  W  M
<<<------------------------------------------------------------------------>>>
<<                               xXx                                       >>>
<<<------------------------------------------------------------------------>>>
<<LOWER RISK                                                     HIGHER RISK>>

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------

PERFORMANCE  An investment in the Portfolio will fluctuate depending on the Portfolio's investment performance.  Since the Large
             Cap Value Portfolio became available to investors on February 1, 2000, performance information for previous calender years is not available.

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------

ALL-CAP  PORTFOLIO

INVESTMENT  Capital Appreciation through investment in securities which
OBJECTIVE   the Portfolio Manager believes have above-average capital
            appreciation potential

PRINCIPAL   The Portfolio invests primarily in equity securities
INVESTMENT  of U.S. companies of any size.  The Portfolio Manager
STRATEGY    emphasizes individual security selection while
            spreading the Portfolio's investments across industries, which may help to reduce risk. The Portfolio Manager seeks to identify those companies which offer the greatest potential for capital appreciation through careful fundamental analysis of each company and its financial characteristics.

            In selecting individual companies for investment, the Portfolio Manager looks for the following:

                o Stock prices that appear to undervalue the company's assets or do not adequately reflect factors such as favorable industry trends, lack of investor recognition or the short-term nature of earnings' declines

                o Special situations such as existing or possible changes in management, corporate policies, capitalization or regulatory environment which may boost earnings or the market price of the company's shares

                o Growth potential due to technological advances, new products or services, new methods of marketing or production, changes in demand or other

            The Portfolio is non-diversified and, when compared with other funds, may invest a larger portion of its assets in a particular issuer. A non-diversified portfolio has greater exposure to the risks of default or the poor earnings of any such issuer.


===RELATIVE RISK COMPARISON=================================================
                                                 Not intended to indicate
                                                 future risk or performance.

                                  ALL-CAP
       L  G                       L                 L  M
    L  M  F  F  T  E     V  R  M  C  A     C  C  S  C  C  S     R  H  D  E
    A  B  I  M  R  I  I  E  D  G  V  C  R  A  G  E  G  G  C  G  E  A  W  M
<<<------------------------------------------------------------------------>>>
<<                                  xXx                                    >>>
<<<------------------------------------------------------------------------>>>
<<LOWER RISK                                                     HIGHER RISK>>

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------

PRINCIPAL     Any investment in the Portfolio involves the possibility
RISKS         that you will lose money or not make money.  An investment in the Portfolio is subject to the following principal risks described under "Introduction -- General Risk Factors":

                o   Manager Risk

                o   Market and Company Risk

              An investment in the Portfolio is subject to the following additional principal risks described under "Description of the Portfolios -- All Cap Portfolio":

                o   Growth Investing Risk

                o   Small Company Risk

                o   Mid-Cap Company Risk

                o   Undervalued Securities Risk

PERFORMANCE   An investment in the Portfolio will fluctuate depending on the
              Portfolio's investment performance.  Since the All Cap
              Portfolio became available to investors on February 1, 2000, performance information for previous calender years is not available.

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------


RESEARCH PORTFOLIO

INVESTMENT
OBJECTIVE   Long-term growth of capital and future income

PRINCIPAL   The Portfolio normally invests at least 80% of
INVESTMENT  its total assets in common stocks and related
STRATEGY    securities (such as preferred stock,
            convertible securities and depository
            receipts). The Portfolio focuses on companies that the Portfolio Manager believes have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management.
            The Portfolio may invest in companies of any size. The Portfolio's investments may also include foreign securities, and securities traded on securities exchanges or in the over-the-counter markets.

PRINCIPAL   Any investment involves the possibility that
RISKS       you will lose money or not make money.  An
            investment in the Portfolio is subject to the following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK

             o  MARKET AND COMPANY RISK

            An investment in the Portfolio is subject to the following additional principal risks described under "Description of the Portfolios-Research
            Portfolio":

             o  OTC INVESTMENT RISK

             o  FOREIGN INVESTMENT AND CURRENCY RISK


===RELATIVE RISK COMPARISON=================================================
                                                 Not intended to indicate
                                                 future risk or performance.

                                    RESEARCH
       L  G                       L                 L  M
    L  M  F  F  T  E     V  R  M  C  A     C  C  S  C  C  S     R  H  D  E
    A  B  I  M  R  I  I  E  D  G  V  C  R  A  G  E  G  G  C  G  E  A  W  M
<<<------------------------------------------------------------------------>>>
<<                                     xXx                                 >>>
<<<------------------------------------------------------------------------>>>
<<LOWER RISK                                                     HIGHER RISK>>

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------

PERFORMANCE The value of your shares in the Portfolio will
            fluctuate depending on the Portfolio's investment performance. The following bar chart shows the Portfolio's annual total return for 1999. The accompanying table shows the Portfolio's average annual total return for 1 year and since its inception date as compared to the applicable market index. The average annual total return includes reinvestment of dividends and distributions. This may help you weigh the risk of investing in the Portfolio. Of course, past performance does not necessarily indicate future results. Massachusetts Financial Services Company has managed the Portfolio since August 17, 1998. Prior to that date, a different firm managed the Portfolio and performance is attributable to those firms.

            The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

[Performance Bar Chart Follows:]

                     RESEARCH PORTFOLIO -- ANNUAL TOTAL RETURN

Year        1999
           24.23%

   |--------------------------------------------|  |--------------------|
   |         AVERAGE ANNUAL TOTAL RETURN        |  |     BEST QUARTER   |
   |--------------------------------------------|  |--------------------|
   |                         1 YEAR    8/17/98  |  | Quarter Ended      |
   |                             (INCEPTION)    |  |                    |
   |  Portfolio's Average                       |  | 12/31/99... 21.71% |
   |    Annual Total Return   24.23%    29.10%  |  |--------------------|
   |  Standard & Poor's 500                     |  |    WORST QUARTER   |
   |    Index                 21.03%    22.65%  |  |--------------------|
   |  Russell Mid-Cap Index   18.23%    17.18   |  | Quarter Ended      |
   |                                            |  |                    |
   |                                            |  |  9/30/99...(6.62)% |
   |--------------------------------------------|  |--------------------|

      The Standard & Poor's 500 Index is comprised of 500 U.S.
      stocks. The Russell Mid-Cap Index consists of the 800 smallest companies in the Russell 1000 Index.

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------

CAPITAL  APPRECIATION  PORTFOLIO


INVESTMENT
OBJECTIVE   Long-term capital growth

PRINCIPAL   The Portfolio invests primarily in equity
INVESTMENT  securities the Portfolio Manager believes to
STRATEGY    be undervalued relative to the Portfolio
            Manager's appraisal of the current or
            projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity markets generally.

            The Portfolio Manager focuses on undervalued equity securities of:

             o  out-of-favor cyclical growth companies

             o  established growth companies that are
                undervalued compared to historical
                relative valuation parameters

             o  companies where there is early but
                tangible evidence of improving prospects that are not yet reflected in the price of the company's equity securities

             o  companies whose equity securities are
                selling at prices that do not reflect the current market value of their assets and where there is reason to expect realization of this potential in the form of increased equity values

PRINCIPAL   Any investment involves the possibility that
RISKS       you will lose money or not make money.  An
            investment in the Portfolio is subject to the following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK

             o  MARKET AND COMPANY RISK

            An investment in the Portfolio is subject to the following additional principal risk described under "Description of the Portfolios --
            Capital Appreciation Portfolio":

             o  VALUE INVESTING RISK




===RELATIVE RISK COMPARISON=================================================
                                                 Not intended to indicate
                                                 future risk or performance.

                                        CAPITAL
                                      APPRECIATION
       L  G                       L                 L  M
    L  M  F  F  T  E     V  R  M  C  A     C  C  S  C  C  S     R  H  D  E
    A  B  I  M  R  I  I  E  D  G  V  C  R  A  G  E  G  G  C  G  E  A  W  M
<<<------------------------------------------------------------------------>>>
<<                                        xXx                              >>>
<<<------------------------------------------------------------------------>>>
<<LOWER RISK                                                     HIGHER RISK>>

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------

PERFORMANCE The value of your shares in the Portfolio will
            fluctuate depending on the Portfolio's investment performance. The following bar chart shows the Portfolio's annual total return changes from year-to-year. The accompanying table shows the Portfolio's average annual total return for 1 year, 5 years and since its inception date as compared to the applicable market index. The average annual total returns include reinvestment of dividends and distributions. This may help you weigh the risk of investing in the Portfolio. Of course, past performance does not necessarily indicate future results. A I M Capital Management, Inc. has managed the Portfolio since April 1, 1999. Prior to that date, different firms managed the Portfolio and performance is attributable to those firms.

            The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

[Performance Bar Chart Follows:]

                      CAPITAL APPRECIATION -- ANNUAL TOTAL RETURN

Year     1993    1994    1995    1996    1997    1998    1999
         8.31%  -1.59%  30.16%  20.26%  28.95%  12.68%   24.64%


   |-------------------------------------------------|  |--------------------|
   |         AVERAGE ANNUAL TOTAL RETURN             |  |     BEST QUARTER   |
   |-------------------------------------------------|  |--------------------|
   |                         1 YEAR  5 YEAR  5/4/92  |  | Quarter Ended      |
   |                               (INCEPTION)       |  | 12/31/99... 17.50% |
   |  Portfolio's Average                            |  |                    |
   |    Annual Total Return  24.64%  23.17%  17.10%  |  |--------------------|
   |  Standard & Poor's 500                          |  |    WORST QUARTER   |
   |    Index                21.03%  28.54%  20.56%  |  |--------------------|
   |                                                 |  | Quarter Ended      |
   |                                                 |  |  9/30/98..(13.12)% |
   |                                                 |  |                    |
   |-------------------------------------------------|  |--------------------|


     The Standard & Poor's 500 Index is comprised of 500 U.S. stocks.

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------


CAPITAL  GROWTH  PORTFOLIO


INVESTMENT
OBJECTIVE   Long-term total return

PRINCIPAL
INVESTMENT  The Portfolio invests primarily in common
STRATEGY stocks of companies where the potential for change (earnings acceleration) appears significant.

            The Portfolio Manager applies a growth-
            oriented investment philosophy defined by its:

             o  Early recognition of change

                 o Value is created through the dynamics of changing economic, industry and company fundamentals

                 o  The Portfolio Manager's willingness to
                    invest on incomplete information

                 o  Judgment about the future, not merely
                    extrapolation of the past

                 o  Invest in one to two year relative
                    earnings strength at an early stage and at a reasonable price

             o  COMMITMENT TO FUNDAMENTAL RESEARCH

                 o  Twenty-one fundamental analysts covering
                    U.S. companies

                 o  EMPHASIS ON STOCK SELECTION

                 o Emphasis on companies and industries where the potential for change (earnings acceleration) is significant

                 o  Remain fully invested


===RELATIVE RISK COMPARISON=================================================
                                                 Not intended to indicate
                                                 future risk or performance.

                                           CAPITAL
                                           GROWTH
       L  G                       L                 L  M
    L  M  F  F  T  E     V  R  M  C  A     C  C  S  C  C  S     R  H  D  E
    A  B  I  M  R  I  I  E  D  G  V  C  R  A  G  E  G  G  C  G  E  A  W  M
<<<------------------------------------------------------------------------>>>
<<                                           xXx                           >>>
<<<------------------------------------------------------------------------>>>
<<LOWER RISK                                                     HIGHER RISK>>

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------

PRINCIPAL   Any investment involves the possibility that
RISKS       you will lose money or not make money.  An
            investment in the Portfolio is subject to the following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK           o  MARKET AND COMPANY RISK

            An investment in the Portfolio is subject to the following additional principal risk described under "Description of the Portfolios --
            Capital Growth Portfolio":

             o  GROWTH INVESTING RISK

             o  FOREIGN INVESTMENT AND CURRENCY RISK

             o  EMERGING MARKET RISK

             o  HIGH YIELD BOND RISK

PERFORMANCE The value of your shareS in the Portfolio will
            fluctuate depending on the Portfolio's investment performance. The following bar chart shows the Portfolio's annual total return for 1999.
            The accompanying table shows the Portfolio's average annual total return for 1 year, and since its inception date as compared to the applicable market index. The average annual total return includes reinvestment of dividends and distributions. This may help you weigh the risk of investing in the Portfolio. Of course, past performance does not necessarily indicate future results. Alliance Capital Management
            L.P. has managed the Portfolio since March 1, 1999. Prior to that date, a different firm managed the Portfolio and performance is attributable to that firm.

            The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

[Performance Bar Chart Follows:]

                      CAPITAL GROWTH -- ANNUAL TOTAL RETURN
Year     1999
        25.56%


   |--------------------------------------------|  |--------------------|
   |         AVERAGE ANNUAL TOTAL RETURN        |  |     BEST QUARTER   |
   |--------------------------------------------|  |--------------------|
   |                          1 YEAR   8/17/98  |  | Quarter Ended      |
   |                             (INCEPTION)    |  |                    |
   |  Portfolio's Average                       |  |  12/31/99...25.08% |
   |    Annual Total Return   25.56%    26.50%  |  |--------------------|
   |  Standard & Poor's                         |  |    WORST QUARTER   |
   |    Mid-Cap 400 Index     14.72%    23.54%  |  |--------------------|
   |                                            |  | Quarter Ended      |
   |                                            |  |                    |
   |                                            |  |  9/30/99...(9.05)% |
   |--------------------------------------------|  |--------------------|

            The Standard & Poor's Mid-Cap 400 Index is comprised of 400 mid-cap U.S. stocks.

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------

STRATEGIC  EQUITY  PORTFOLIO

INVESTMENT
OBJECTIVE   Capital appreciation

PRINCIPAL   The Portfolio invests principally in common
INVESTMENT  stocks of medium-sized and  small-sized growth
STRATEGY    companies.  The Portfolio Manager focuses on
            companies it believes are likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth.

            The Portfolio primarily invests in
            securities of two basic categories of
            companies: (a) "core" companies, which the Portfolio Manager considers to have experienced above-average and consistent long-term growth in earnings and to have excellent prospects for outstanding future growth, and
            (b) "earnings acceleration" companies that the Portfolio Manager believes are currently enjoying a dramatic increase in profits.

PRINCIPAL   Any investment involves the possibility that
RISKS       you will lose money or not make money.  An
            investment in the Portfolio is subject to the following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK

             o  MARKET AND COMPANY RISK

            An investment in the Portfolio is subject to the following additional principal risks described under "Description of the Portfolios
            -- Strategic Equity Portfolio":

             o  GROWTH INVESTING RISK

             o  SMALL COMPANY RISK

             o  FOREIGN INVESTMENT AND CURRENCY RISK

             o  MID-CAP COMPANY RISK



===RELATIVE RISK COMPARISON=================================================
                                                 Not intended to indicate
                                                 future risk or performance.

                                             STRATEGIC
                                              EQUITY
       L  G                       L                 L  M
    L  M  F  F  T  E     V  R  M  C  A     C  C  S  C  C  S     R  H  D  E
    A  B  I  M  R  I  I  E  D  G  V  C  R  A  G  E  G  G  C  G  E  A  W  M
<<<------------------------------------------------------------------------>>>
<<                                              xXx                        >>>
<<<------------------------------------------------------------------------>>>
<<LOWER RISK                                                     HIGHER RISK>>

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------

PERFORMANCE The value of your shares in the Portfolio will
            fluctuate depending on the Portfolio's investment performance. The following bar chart shows the Portfolio's annual total return changes
            from year-to-year.  The accompanying table
            shows the Portfolio's average annual total
            return for 1 year and since its
            inception date as compared to the applicable
            market index.  The average annual total
            return includes reinvestment of dividends and
            distributions.   This may help you weigh the
            risk of investing in the Portfolio. Of course, past performance does not necessarily indicate future results. A I M Capital Management, Inc. has managed the Portfolio since March 1, 1999. Prior to that date, a different firm managed the Portfolio and performance is attributable to those firms.

            The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

[Performance Bar Chart Follows:]

                      STRATEGIC EQUITY -- ANNUAL TOTAL RETURN
Year     1996    1997    1998    1999
        19.39%  23.16%   0.84%   56.24%


   |-------------------------------------------------|  |--------------------|
   |         AVERAGE ANNUAL TOTAL RETURN             |  |     BEST QUARTER   |
   |-------------------------------------------------|  |--------------------|
   |                         1 YEAR          10/2/95 |  | Quarter Ended      |
   |                                (INCEPTION)      |  | 12/31/99... 39.19% |
   |  Portfolio's Average                            |  |                    |
   |    Annual Total Return  56.24%          21.97%  |  |--------------------|
   |  Russell Midcap Index   18.23%          18.57%  |  |    WORST QUARTER   |
   |  Russell 2000 Index     21.26%          13.63%  |  |--------------------|
   |                                                 |  | Quarter Ended      |
   |                                                 |  |  9/30/98..(17.96)% |
   |                                                 |  |                    |
   |-------------------------------------------------|  |--------------------|


     The Russell Midcap Index is consisted of the 800 smallest companies in the Russell 1000
     Index, which contains the 1,000 largest
     companies in the United States.  The Russell 2000
     Index represents the 2,000 smallest companies
     Russell 3000 Index, which contains the 3,000 in the largest U.S. companies, based on total market capitalization.

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------

MID-CAP  GROWTH  PORTFOLIO

INVESTMENT
OBJECTIVE   Long-term growth of capital

PRINCIPAL   The Portfolio normally invests at least 65% of
INVESTMENT  its assets in common stocks and related equity
STRATEGY    securities (such as preferred stock,
            convertible securities and depository
            receipts) of companies with medium market capitalizations (or "mid-cap") which the
            Portfolio Manager believes have above-average growth potential.

            The Portfolio Manager defines mid-cap
            companies as companies with market
            capitalizations equaling or exceeding $250 million but not exceeding the top range of the Russell Midcap/tm/ Growth Index at the time of the Portfolio's investment.

            Growth companies are companies that the
            Portfolio Manager considers well-run and poised for growth. The Portfolio Manager looks particularly for companies which demonstrate:

             o a strong franchise, strong cash flows and a recurring revenue stream

             o a solid industry position, where there is potential for high profit margins and substantial barriers to new entry in the industry

             o  a strong management team with a clearly
                defined strategy

             o  a catalyst that may accelerate growth

            The Portfolio Manager uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based on fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management abilities) performed by the Portfolio Manager and its group of equity research analysts and generally not selected based on the industry in which they belong.

            The Portfolio is non-diversified and, when compared with diversified funds, may invest a greater portion of its assets in a particular issuer. A non-diversified portfolio has greater exposure to the risk of default or the poor earnings of the issuer.




===RELATIVE RISK COMPARISON=================================================
                                                 Not intended to indicate
                                                 future risk or performance.

                                                     MID-CAP
                                                     GROWTH
       L  G                       L                 L  M
    L  M  F  F  T  E     V  R  M  C  A     C  C  S  C  C  S     R  H  D  E
    A  B  I  M  R  I  I  E  D  G  V  C  R  A  G  E  G  G  C  G  E  A  W  M
<<<------------------------------------------------------------------------>>>
<<                                                    xXx                  >>>
<<<------------------------------------------------------------------------>>>
<<LOWER RISK                                                     HIGHER RISK>>

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------

PRINCIPAL   Any investment involves the possibility that
RISKS       you will lose money or not make money.  An
            investment in the Portfolio is subject to the following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK

             o  MARKET AND COMPANY RISK

            An investment in the Portfolio is subject to the following additional principal risks described under "Description of the Portfolios --
            Mid-Cap Growth Portfolio":

             o  MID-CAP COMPANY RISK

             o  EMERGING MARKETS RISK

             o  FOREIGN INVESTMENT AND CURRENCY RISK

             o  OTC INVESTMENT RISK

             o  GROWTH INVESTING RISK

PERFORMANCE The value of your shares in the Portfolio will
            fluctuate depending on the Portfolio's investment performance. The following bar chart shows the Portfolio's annual total return for 1999.
            The accompanying table shows the Portfolio's average annual total return for 1 year, and since its inception date as compared to the applicable market index. The average annual total return includes reinvestment of dividends and distributions. This may help you weigh the risk of investing in the Portfolio. Of course, past performance does not necessarily indicate future results. Massachusetts Financial Services Company has managed the Portfolio since August 17, 1998. Prior to that date, different firms managed the Portfolio and performance is attributable to those firms.

            The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

[Performance Bar Chart Follows:]

                      MID CAP GROWTH -- ANNUAL TOTAL RETURN

Year             1999
                79.05%


   |------------------------------------------------|  |--------------------|
   |         AVERAGE ANNUAL TOTAL RETURN            |  |     BEST QUARTER   |
   |------------------------------------------------|  |--------------------|
   |                         1 YEAR       8/17/98   |  | Quarter Ended      |
   |                                   (INCEPTION)  |  | 12/31/99... 41.28% |
   |  Portfolio's Average                           |  |                    |
   |    Annual Total Return   79.05%     69.91%     |  |--------------------|
   |  Russell Mid-Cap Index   18.23%     17.18      |  |    WORST QUARTER   |
   |  Russell 2000 Index      21.26%     15.39%     |  |--------------------|
   |                                                |  | Quarter Ended      |
   |                                                |  |  9/30/99... 4.28%  |
   |                                                |  |                    |
   |------------------------------------------------|  |--------------------|

     The Russell Midcap Index is comprised of the 800 smallest companies in the Russell 1000
     Index, which contains the 1,000 largest
     companies in the United States.  The Russell 2000
     Index represents the 2,000 smallest companies in the Russell 3000 Index, which contains the 3,000 largest U.S. companies, based on total market capitalization.

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------

SMALL  CAP  PORTFOLIO


INVESTMENT
OBJECTIVE   Long-term capital appreciation

PRINCIPAL   The Portfolio invests primarily in equity
INVESTMENT  securities of small capitalization ("small-
STRATEGY    cap") companies.  The Portfolio Manager
            considers small cap companies to be companies that have total market capitalization within the range of companies included in the

             o  Russell 2000 Growth Index

             o  Standard & Poor's Small Cap 600 Index

PRINCIPAL   Any investment involves the possibility that
RISKS       you will lose money or not make money.  An
            investment in the Portfolio is subject to the following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK

             o  MARKET AND COMPANY RISK

            An investment in the Portfolio is subject to the following additional principal risks described under "Description of the Portfolios --
            Small Cap Portfolio":

             o  SMALL CAP COMPANY RISK

             o  OTC INVESTMENT RISK



===RELATIVE RISK COMPARISON=================================================
                                                 Not intended to indicate
                                                 future risk or performance.

                                                        SMALL
                                                         CAP
       L  G                       L                 L  M
    L  M  F  F  T  E     V  R  M  C  A     C  C  S  C  C  S     R  H  D  E
    A  B  I  M  R  I  I  E  D  G  V  C  R  A  G  E  G  G  C  G  E  A  W  M
<<<------------------------------------------------------------------------>>>
<<                                                       xXx               >>>
<<<------------------------------------------------------------------------>>>
<<LOWER RISK                                                     HIGHER RISK>>

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------

PERFORMANCE The value of your shares in the Portfolio will
            fluctuate depending on the Portfolio's investment performance. The following bar chart shows the Portfolio's annual total return changes from year-to-year. The accompanying table shows the Portfolio's average annual total return for 1 year and since its inception date as compared to the applicable market index. The average annual total return includes reinvestment of dividends and distributions. This may help you weigh the risk of investing in the Portfolio. Of course, past performance does not necessarily indicate future results. Capital Guardian Trust Company has managed the Portfolio since February 1, 2000. Prior to that date, a different firm managed the Portfolio and performance is attributable to those firms.

            The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.


[Performance Bar Chart Follows:]

                      SMALL CAP -- ANNUAL TOTAL RETURN
Year     1996    1997    1998    1999
        20.10%  10.32%  20.98%  50.61%

   |-------------------------------------------------|  |--------------------|
   |         AVERAGE ANNUAL TOTAL RETURN             |  |     BEST QUARTER   |
   |-------------------------------------------------|  |--------------------|
   |                         1 YEAR           1/3/96 |  | Quarter Ended      |
   |                               (INCEPTION)       |  | 12/31/99... 33.90% |
   |  Portfolio's Average                            |  |                    |
   |    Annual Total Return  50.61%          24.69%  |  |--------------------|
   |  Russell 2000 Index     21.26%          16.15%  |  |    WORST QUARTER   |
   |                                                 |  |--------------------|
   |                                                 |  | Quarter Ended      |
   |                                                 |  |  9/30/98..(19.52)% |
   |                                                 |  |                    |
   |-------------------------------------------------|  |--------------------|

      The Russell 2000 Index represents the 2,000 smallest companies in the Russell 3000 Index, which contains the 3,000 largest U.S. companies, based on total market capitalization.

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------


GROWTH  PORTFOLIO

INVESTMENT
OBJECTIVE   Capital appreciation

PRINCIPAL   The Portfolio invests primarily in common
INVESTMENT  stocks of growth companies that have favorable
STRATEGY    relationships between price/earnings ratios
            and growth rates in sectors offering the potential for above-average returns.

            The Portfolio invests primarily in common stocks the Portfolio Manager believes will appreciate in value. The Portfolio Manager generally takes a "bottom up" approach to selecting companies. In other words, it seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. It makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Income is not a significant consideration when choosing investments for the Portfolio.

PRINCIPAL   Any investment involves the possibility that
RISKS       you will lose money or not make money.  An
            investment in the Portfolio is subject to the following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK

             o  MARKET AND COMPANY RISK

            An investment in the Portfolio is subject to the following additional principal risks described under "Description of the Portfolios --
            Growth Portfolio":

             o  GROWTH INVESTING RISK

             o  SMALL COMPANY RISK

             o  FOREIGN INVESTMENT AND CURRENCY RISK


             o  HIGH YIELD BOND RISK





===RELATIVE RISK COMPARISON=================================================
                                                 Not intended to indicate
                                                 future risk or performance.

                                                           GROWTH
       L  G                       L                 L  M
    L  M  F  F  T  E     V  R  M  C  A     C  C  S  C  C  S     R  H  D  E
    A  B  I  M  R  I  I  E  D  G  V  C  R  A  G  E  G  G  C  G  E  A  W  M
<<<------------------------------------------------------------------------>>>
<<                                                          xXx            >>>
<<<------------------------------------------------------------------------>>>
<<LOWER RISK                                                     HIGHER RISK>>

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------


PERFORMANCE The value of your shares in the Portfolio will
            fluctuate depending on the Portfolio's investment performance. The following bar chart shows the Portfolio's annual total return for 1999. The accompanying table shows the Portfolio's average annual total return for 1 year, and since its inception date as compared to the applicable market index. The average annual total return includes reinvestment of dividends and distributions. This may help you weigh the risk of investing in the Portfolio. Of course, past performance does not necessarily indicate future results. Janus Capital Corporation has managed the Portfolio since March 1, 1999. Prior to that date, a different firm managed the Portfolio and performance is attributable to that firm.

            The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

[Performance Bar Chart Follows:]

                     GROWTH PORTFOLIO -- ANNUAL TOTAL RETURN
Year       1999
          78.13%


   |--------------------------------------------|  |--------------------|
   |         AVERAGE ANNUAL TOTAL RETURN        |  |     BEST QUARTER   |
   |--------------------------------------------|  |--------------------|
   |                         1 YEAR    8/14/98  |  | Quarter Ended      |
   |                             (INCEPTION)    |  |                    |
   |  Portfolio's Average                       |  | 12/31/99...41.31%  |
   |    Annual Total Return   78.13%    67.67%  |  |--------------------|
   |  Standard & Poor's 500                     |  |    WORST QUARTER   |
   |    Index                 21.03%    22.65%  |  |--------------------|
   |                                            |  | Quarter Ended      |
   |                                            |  |                    |
   |                                            |  | 9/30/99...3.58%    |
   |--------------------------------------------|  |--------------------|

            The Standard & Poor's 500 Index is comprised of 500 U.S. Stocks.

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------

REAL  ESTATE  PORTFOLIO

INVESTMENT
OBJECTIVE   Capital appreciation.  Current income is a
            secondary objective.

PRINCIPAL   The Portfolio invests primarily in equity
INVESTMENT  securities of companies in the real estate
STRATEGY    industry that are listed on national exchanges
            or the National Association of Securities
            Dealers Automated Quotation System ("NASDAQ").
            The Portfolio Manager selects securities generally for long-term investment.

            The Portfolio invests the majority of its assets in companies that have at least 50% of their assets in, or that derive at least 50% of their revenues from, the following sectors of the real estate industry:

             o  ownership (including listed real estate
                investment trusts)

             o  construction and development

             o  asset sales

             o  property management or sale

             o  other related real estate services

            The Portfolio may invest more than 25% of its assets in any of the above sectors.

PRINCIPAL   Any investment involves the possibility that
RISKS       you will lose money or not make money.  An
            investment in the Portfolio is subject to the following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK

             o  MARKET AND COMPANY RISK

            An investment in the Portfolio is subject to the following additional principal risks described under "Description of the Portfolios
            -- Real Estate Portfolio":

             o  REAL ESTATE         o  INDUSTRY CONCENTRATION
                RISK                   RISK



===RELATIVE RISK COMPARISON=================================================
                                                 Not intended to indicate
                                                 future risk or performance.

                                                               REAL
                                                              ESTATE
       L  G                       L                 L  M
    L  M  F  F  T  E     V  R  M  C  A     C  C  S  C  C  S     R  H  D  E
    A  B  I  M  R  I  I  E  D  G  V  C  R  A  G  E  G  G  C  G  E  A  W  M
<<<------------------------------------------------------------------------>>>
<<                                                             xXx         >>>
<<<------------------------------------------------------------------------>>>
<<LOWER RISK                                                     HIGHER RISK>>

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------
PERFORMANCE The value of your shares in the Portfolio will
            fluctuate depending on the Portfolio's investment performance. The following bar chart shows the Portfolio's annual total return changes from year-to-year. The average annual total return includes reinvestment of dividends and distributions. The accompanying table shows the Portfolio's average annual total return for 1 year, 5 years, 10 years and since its inception date as compared to the applicable market index. This may help you weigh the risk of investing in the Portfolio. Of course, past performance does not necessarily indicate future results. The Prudential Investment
            Corporation has managed the Portfolio since
            April 28, 2000. Prior to that date, a different firm managed the Portfolio and performance is attributable to that firm.

            The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

[Performance Bar Chart Follows:]


                      REAL ESTATE -- ANNUAL TOTAL RETURN

Year     1990    1991    1992    1993    1994    1995    1996    1997    1998    1999
       -20.78%  34.06%  13.87%  17.27%   6.34%  16.59%  35.30%  22.79%  (13.45%) (3.81)%


   |-----------------------------------------------------------|  |--------------------|
   |              AVERAGE ANNUAL TOTAL RETURN                  |  |     BEST QUARTER   |
   |-----------------------------------------------------------|  |--------------------|
   |                         1 YEAR  5 YEAR  10 YEAR  1/24/89  |  | Quarter Ended      |
   |                                  (INCEPTION)              |  |                    |
   |  Portfolio's Average                                      |  | 3/31/91... 23.44%  |
   |    Annual Total Return (3.81)% 10.03%    9.29     8.35%   |  |--------------------|
   |  Wilshire Real Estate                                     |  |    WORST QUARTER   |
   |    Securities Index    (3.19)%  8.24%    4.13     3.88%   |  |--------------------|
   |                                                           |  | Quarter Ended      |
   |                                                           |  |  3/30/90..(15.18)% |
   |                                                           |  |                    |
   |-----------------------------------------------------------|  |--------------------|

      The Wilshire Real Estate Securities Index consists of real estate investment trusts
      (REITs) and real estate operating companies
      (REOCs).

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------


HARD  ASSETS  PORTFOLIO

INVESTMENT
OBJECTIVE   Long-term capital appreciation

PRINCIPAL   The Portfolio invests primarily in hard asset
INVESTMENT  securities.  Hard asset securities include
STRATEGY    equity and debt securities of hard asset
            companies and securities, including structured notes, whose value is linked to the price of a hard asset commodity or a commodity index.
            Hard asset companies are companies that are directly or indirectly engaged significantly in the exploration, development, production or distribution of one or more of the following:

             o  precious metals

             o  ferrous and non-ferrous metals

             o  integrated oil

             o  exploration/production oil

             o  gas, other hydrocarbons

             o  forest products

             o  agricultural commodities

             o other basic materials that can be priced by a market

            The Portfolio may invest up to a maximum of 50% in any one of the above sectors.

            The Portfolio's investment strategy is based on the belief that hard asset securities can protect against eroding monetary values or a rise in activity which consumes more of these commodities.

            The Portfolio is non-diversified and, when compared with other funds, may invest a greater portion of its assets in a particular issuer.
            A non-diversified portoflio has greater exposure to the risk of default or the poor earnings of the issuer.



===RELATIVE RISK COMPARISON=================================================
                                                 Not intended to indicate
                                                 future risk or performance.

                                                                 HARD
                                                                ASSETS
       L  G                       L                 L  M
    L  M  F  F  T  E     V  R  M  C  A     C  C  S  C  C  S     R  H  D  E
    A  B  I  M  R  I  I  E  D  G  V  C  R  A  G  E  G  G  C  G  E  A  W  M
<<<------------------------------------------------------------------------>>>
<<                                                                xXx      >>>
<<<------------------------------------------------------------------------>>>
<<LOWER RISK                                                     HIGHER RISK>>

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------

PRINCIPAL   Any investment involves the possibility that
RISKS       you will lose money or not make money.  An
            investment in the Portfolio is subject
            to the following principal risks
            described under "Introduction -- General Risk
            Factors":

             o  MANAGER RISK

             o  MARKET AND COMPANY RISK

            In addition, an investment in the Portfolio is subject to the following principal risks described under "Description of the Portfolios
            -- Hard Assets Portfolio":

             o  HARD ASSET RISK         o  INDUSTRY CONCENTRATION
                                           RISK

             o  SECTOR CONCENTRATION    o  OTC INVESTMENT RISK
                RISK

             o  FOREIGN INVESTMENT AND
                CURRENCY RISK

PERFORMANCE The value of your shares in the Portfolio will
            fluctuate depending on the Portfolio's investment performance. The following bar chart shows the Portfolio's annual total return changes from year-to-year. The accompanying table shows the Portfolio's average annual total return for 1 year, 5 years, 10 years and since its inception date as compared to the applicable market index. The average annual total returns include reinvestment of dividends and distributions. This may help you weigh the risk of investing in the Portfolio. Of course, past performance does not necessarily indicate future results. Baring International
            Investment Limited has managed the Portfolio since March 1, 1999. Prior to that date, a different firm managed the Portfolio and performance is attributable to that firm.

            The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

[Performance Bar Chart Follows:]

                      HARD ASSETS -- ANNUAL TOTAL RETURN

Year     1990    1991    1992    1993    1994    1995    1996    1997    1998   1999
       -13.84%   4.70%  -9.81%  49.93%   2.53%  10.69%  33.17%   6.22% -29.58%  23.36%



   |-----------------------------------------------------------|  |--------------------|
   |              AVERAGE ANNUAL TOTAL RETURN                  |  |     BEST QUARTER   |
   |-----------------------------------------------------------|  |--------------------|
   |                         1 YEAR  5 YEAR  10 YEAR  1/24/89  |  | Quarter Ended      |
   |                                    (INCEPTION)            |  |                    |
   |  Portfolio's Average                                      |  | 12/31/93... 21.80% |
   |    Annual Total Return  23.36%   6.35%   5.46%     6.66%  |  |--------------------|
   |  Standard & Poor's 500                                    |  |    WORST QUARTER   |
   |    Index                21.03%  28.54%  18.19%    18.74%  |  |--------------------|
   |  Russell 2000 Index     21.26%  16.69%  13.40%    13.31%  |  | Quarter Ended      |
   |                                                           |  |  9/30/98...(19.01)%|
   |                                                           |  |                    |
   |-----------------------------------------------------------|  |--------------------|

      The Standard & Poor's Index is comprised of
      500 U.S. stocks. The Russell 2000 Index represents the 2,000 smallest companies in the Russell 3000 Index, which contains the 3,000 largest U.S. companies, based on total market capitalization.

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------


DEVELOPING  WORLD  PORTFOLIO

INVESTMENT
OBJECTIVE   Capital appreciation

PRINCIPAL   The Developing World Portfolio invests
INVESTMENT  primarily in emerging market companies. The
STRATEGY    Portfolio normally invests in at least six
            "emerging market countries" with no
            more than 35% of its assets in any one
            country. Emerging market countries are those that are indentified as such in the Morgan
            Stanley Capital International Emerging Markets
            Free Index, or the International Finance
            Corporation Emerging Market Index, or by the
            Portfolio Manager because they have a developing economy or because their markets have begun a process of change and are growing in size and/or sophistication. A list of such countries is set forth under "Description of the Portfolios --
            Developing World Portfolio."

            The Portfolio Manager's philosophy is based on the belief that superior long-term results come from identifying unrecognised growth investment opportunities in countries and companies.

            The Portfolio Manager's investment process seeks to deliver superior risk adjusted returns by evaluating key investment drivers at both the country and company level.

            As a result of research into the key drivers of emerging market performance, the Portfolio Manager has defined a disci-plined investment framework consisting of five critical drivers - Growth, Liquidity, Currency, Management and Valuation. Structured fundamental research takes place at the country and company level using the discipline of the investment framework. The research focuses on key factors behind each of the five drivers. For example, for growth, it is the quality and direction of GDP growth in a country or the potential for earnings suprise at the company level that is focused upon. It is the structured fundamental research that drives both the country and company selection decision making.

PRINCIPAL   Any investment involves the possibility that
RISKS       you will lose money or not make money.  An
            investment in the Portfolio is subject to the following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK

             o  MARKET AND COMPANY RISK

            An investment in the Portfolio is subject to the following additional principal risks described under "Description of the Portfolios --
            Developing World Portfolio":

             o  EMERGING MARKET RISK

             o  MANAGEMENT TECHNIQUE RISK

             o  FOREIGN INVESTMENT AND CURRENCY RISK

             o  GEOGRAPHIC CONCENTRATION RISK


===RELATIVE RISK COMPARISON=================================================
                                                 Not intended to indicate
                                                 future risk or performance.

                                                                  DEVELOPING
                                                                    WORLD
       L  G                       L                 L  M
    L  M  F  F  T  E     V  R  M  C  A     C  C  S  C  C  S     R  H  D  E
    A  B  I  M  R  I  I  E  D  G  V  C  R  A  G  E  G  G  C  G  E  A  W  M
<<<------------------------------------------------------------------------>>>
<<                                                                   xXx   >>>
<<<------------------------------------------------------------------------>>>
<<LOWER RISK                                                     HIGHER RISK>>

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------


PERFORMANCE The value of your shares in the Portfolio will
            fluctuate depending on the Portfolio's investment performance. The following bar chart shows the Portfolio's annual total return changes from year-to-year. The accompanying table shows the Portfolio's average annual total return for 1 year and since its inception date as compared to the applicable market index. The average annual total return includes reinvestment of dividends and distributions. This may help you weigh the risk of investing in the Portfolio. Of course, past performance does not necessarily indicate future results. Baring International Investment Limited has managed the Portfolio since March 1, 1999. Prior to that date, a different firm managed the Portfolio and performance is attributable to that firm.

            The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

[Performance Bar Chart Follows:]

                    DEVELOPING WORLD -- ANNUAL TOTAL RETURN

Year         1999
            61.66%


   |--------------------------------------------------|  |--------------------|
   |              AVERAGE ANNUAL TOTAL RETURN         |  |     BEST QUARTER   |
   |--------------------------------------------------|  |--------------------|
   |                         1 YEAR       2/18/98     |  | Quarter Ended      |
   |                             (INCEPTION)          |  | 12/31/99...  31.50%|
   |  Portfolio's Average                             |  |                    |
   |    Annual Total Return    61.66%        9.87%    |  |--------------------|
   |  Morgan Stanley Capital                          |  |    WORST QUARTER   |
   |    International Emerging                        |  |--------------------|
   |    Markets Free Index     66.41%       11.45%    |  | Quarter Ended      |
   |                                                  |  |  6/30/98...(20.81)%|
   |--------------------------------------------------|  |--------------------|

      The Morgan Stanley Capital International
      Emerging Markets Free Index is comprised of equity securities in emerging markets.

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------


EMERGING  MARKETS  PORTFOLIO

INVESTMENT
OBJECTIVE   Long-term capital appreciation

PRINCIPAL   The Portfolio invests primarily in equity
INVESTMENT  securities of companies in at least six
STRATEGY    different emerging market countries.  The
            Portfolio's investment philosophy is to
            capitalize on emerging capital markets in developing nations and other nations in which economic and political factors may produce above average growth rates.

            Emerging market countries are those that are identified as such in the Morgan Stanley
            Capital International Emerging Markets Free
            Index or the International Finance Corporation
            Emerging Market Index, or by the Portfolio
            Manager because they have a developing economy or because their markets have begun a process of change and are growing in size and/or sophistication.

            The Portfolio Manager's philosophy is based on the belief that superior long-term results come from identifying unrecognized growth investment opportunities in countries and companies.

            The Portfolio Manager's investment process seeks to deliver superior risk adjusted returns by evaluating key investment drivers at both the country and company level.

            As a result of in depth research into the key drivers of emerging market performance, the Portfolio Manager defined a disciplined investment framework consisting of five critical drivers - Growth, Liquidity, Currency, Management and Valuation. Structured fundamental research takes place at the country and company level using the discipline of the investment framework.
            It is the structured fundamental research that drives both the country and company selection decision making.

PRINCIPAL   Any investment involves the possibility that
RISKS       you will lose money or not make money.  An
            investment in the Portfolio is subject to the following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK            o  MARKET AND COMPANY
                                           RISK

            An investment in the Portfolio is subject to the following additional principal risks described under "Description of the Portfolios
            -- Emerging Markets Portfolio":

             o  EMERGING MARKET RISK

             o  FOREIGN INVESTMENT AND CURRENCY RISK




===RELATIVE RISK COMPARISON=================================================
                                                 Not intended to indicate
                                                 future risk or performance.

                                                                      EMERGING
                                                                      MARKETS
       L  G                       L                 L  M
    L  M  F  F  T  E     V  R  M  C  A     C  C  S  C  C  S     R  H  D  E
    A  B  I  M  R  I  I  E  D  G  V  C  R  A  G  E  G  G  C  G  E  A  W  M
<<<------------------------------------------------------------------------>>>
<<                                                                      xXx>>>
<<<------------------------------------------------------------------------>>>
<<LOWER RISK                                                     HIGHER RISK>>

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------

PERFORMANCE The value of your shares in the Portfolio will
            fluctuate depending on the Portfolio's investment performance. The following bar chart shows the Portfolio's annual total return changes
            from year-to-year.  The accompanying table
            shows the Portfolio's average annual total
            return for 1 year, 5 years and since its
            inception date as compared to the applicable
            market index.  The average annual total
            return includes reinvestment of dividends and
            distributions.   This may help you weigh the
            risk of investing in the Portfolio. Of course, past performance does not necessarily indicate future results. Baring International Investment Limited has managed the Portfolio since February 1, 2000. Prior to that date, a different firm managed the Portfolio and performance is attributable to that firm.

            The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

[Performance Bar Chart Follows:]

                      EMERGING MARKETS -- ANNUAL TOTAL RETURN
Year     1994    1995    1996    1997    1998    1999
       -15.18% -10.11%   7.28%  -9.37%  -24.09%  85.30%

   |-------------------------------------------------|  |--------------------|
   |             AVERAGE ANNUAL TOTAL RETURN         |  |     BEST QUARTER   |
   |-------------------------------------------------|  |--------------------|
   |                         1 YEAR  5 YEAR   10/4/93|  | Quarter Ended      |
   |                                (INCEPTION)      |  | 12/31/99... 41.30% |
   |  Portfolio's Average                            |  |                    |
   |    Annual Total Return  85.30%   4.22%    4.26% |  |--------------------|
   |  Morgan Stanley Capital                         |  |    WORST QUARTER   |
   |    International Emerging                       |  |--------------------|
   |    Markets Free Index   66.41%   2.00%    5.00% |  | Quarter Ended      |
   |                                                 |  |  9/30/98..(23.43)% |
   |                                                 |  |                    |
   |-------------------------------------------------|  |--------------------|

      The Morgan Stanley Capital International
      Emerging Markets Free Index is comprised of equity securities in emerging markets.

-------------------------------------------------------------------------
                             MORE INFORMATION
-------------------------------------------------------------------------


A WORD      Each portfolio in this prospectus, unless
ABOUT       specifically noted, in the portfolio's
PORTFOLIO   investment objective, is diversified, as
DIVERSITY   defined in the Investment Company Act of 1940.
            A diversified portfolio may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities). The investment objective and certain of the investment restrictions of each portfolio in this prospectus are fundamental. This means they may not be modified or changed without a vote of the shareholders.

ADDITIONAL  A Statement of Additional Information is made
INFORMATION a part of this prospectus.  It identifies and
ABOUT THE   discusses non-principal investment strategies
PORTFOLIOS  and associated risks of each portfolio, as well
            as investment restrictions, secondary or temporary investments and associated risks, a description of how the bond rating system works and other information that may be helpful to you in your decision to invest.
            You may obtain a copy without charge by
            calling our Customer Service Center at
            1-800-344-6864, or downloading it from the Securities and Exchange Commission's website
            (http://www.sec.gov).

NON-PRINCIPAL This prospectus does not describe various
INVESTMENTS   types of securities, strategies and practices
AND           which are available to, but are not the
STRATEGIES    principal focus of, a particular portfolio.
              Such non-principal investments and strategies are discussed in the Statement of Additional
              Information.

TEMPORARY   This prospectus does not describe temporary
DEFENSIVE   defensive positions.  A portfolio may depart
POSOTIONS   from its principal investment strategies by
            temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While a portfolio invests defensively, it may not be able to pursue its investment objective. A portfolio's defensive investment position may not be effective in protecting its value. The types of defensive positions in which a portfolio may engage are identified and discussed, together with their risks, in the Statement of Additional
            Information.

PORTFOLIO   Before investing in a portfolio, you should
TURNOVER    review its portfolio turnover rate for an
            indication of the potential effect of
            transaction costs on the portfolio's future returns. In general, the greater the volume of buying and selling by the portfolio, the greater the impact that brokerage commissions and other transaction costs will have on its return.

            Portfolio turnover rate is calculated by dividing the value of the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of portfolio securities owned by the portfolio during the year. Securities whose maturities at the time of purchase were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if a portfolio sold and replaced securities valued at 100% of its total net assets within a one-year period.
            The portfolio turnover rates for each
            portfolio are presented in the Financial
            Highlights.

LEGAL       Sutherland Asbill & Brennan LLP, located at
COUNSEL     1275 Pennsylvania Avenue, N.W., Washington,
            D.C. 20004.

INDEPENDENT
AUDITORS    Ernst & Young LLP, located at Two Commerce Square,
            Suite 4000, 2001 Market Street, Philadelphia,
            Pennsylvania  19103.

-------------------------------------------------------------------------
                          FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------

The following financial highlights tables are intended to help you understand each of the portfolio's financial performance for the past 5 years (or, if shorter, for the period of the portfolio's operations). Certain information reflects financial results for a single portfolio share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with a portfolio's financial statements, are included in the annual report, which is available upon request.

                                                                                                       LIQUID ASSET PORTFOLIO *
--------------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED
--------------------------------------------------------------------------------------------------------------------------------
                                            12/31/99           12/31/98           12/31/97           12/31/96           12/31/95
                                            --------           --------           --------           --------           --------
Net asset value, beginning of year   ....   $   1.00           $  1.00           $  1.00            $  1.00            $  1.00
                                            --------           --------           -------            -------            -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...................      0.046              0.050             0.050              0.049              0.054
                                            --------           --------           -------            -------            -------
LESS DISTRIBUTIONS:
Dividends from net investment income ....      (0.046)           (0.050)           (0.050)            (0.049)            (0.054)
                                            --------           --------           -------            -------            -------
Net asset value, end of year   ..........   $   1.00           $  1.00           $  1.00            $  1.00            $  1.00
                                            ========           ========           =======            =======            =======
Total return ............................       4.74%             5.13%             5.07%              5.01%              5.51%
                                            ========           ========           =======            =======            =======
RATIOS TO AVERAGE
  NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ..  ..   $579,848           $211,730           $59,453            $39,096            $38,589
Ratio of operating expenses to average
  net assets ............................       0.56%             0.59%             0.61%              0.61%              0.61%
Ratio of net investment income to
  average net assets ....................       4.71%             4.92%             4.99%              4.89%              5.39%

----------------

 * On January 2, 1998, ING Investment Management, LLC ("IIM") became the Portfolio Manager of the Series. From August 13, 1996 to
    January 1, 1998, Equitable Investment Services, Inc., an affiliate of IIM, was the Portfolio Manager of the Series. Prior to August 13, 1996, the Series had been advised by other Portfolio Mangers.

                                                                                          LIMITED MATURITY BOND PORTFOLIO *
-------------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED
-------------------------------------------------------------------------------------------------------------------------------
                                            12/31/99           12/31/98          12/31/97#          12/31/96#          12/31/95
                                            --------           --------          --------           --------           --------
Net asset value, beginning of year   ....   $ 10.68            $ 10.31           $ 10.43            $ 11.15            $  9.98
                                            -------            -------           -------            -------            -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ...................      0.48               0.24             0.60               0.59               0.60
Net realized and unrealized gain/(loss)
  on investments and Foreign
  Currencies ............................     (0.36)              0.47             0.09              (0.13)              0.57
                                            -------            -------           -------            -------            -------
Total from investment operations ........      0.12               0.71             0.69               0.46               1.17
                                            -------            -------           -------            -------            -------
LESS DISTRIBUTIONS:
Dividends from net investment income ....     (0.38)             (0.34)           (0.81)              (1.15)              --
Distributions from capital gains ........      --                  --               --                (0.03)              --
                                            -------            -------           -------            -------            -------
Total distributions .....................     (0.38)             (0.34)           (0.81)              (1.18)              --
                                            -------            -------           -------            -------            -------
Net asset value, end of year   ..........   $ 10.42            $ 10.68           $ 10.31            $ 10.43            $ 11.15
                                            =======            =======           =======            =======            =======
Total return ............................      1.13%              6.86%            6.67%               4.32%             11.72%
                                            =======            =======           =======            =======            =======
RATIOS TO AVERAGE
  NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year   (in 000's) ....  $207,109         $  148,426           $53,839            $81,317            $90,081
Ratio of operating expenses to average
  net assets ............................      0.57%              0.60%            0.61%               0.61%              0.61%
Ratio of net investment income to
  average net assets ....................      5.29%              5.15%            5.71%               5.33%              5.58%
Portfolio turnover rate .................       128%                52%              81%                250%               302%

----------------
 * On January 2, 1998, ING Investment Management, LLC ("IIM") became the Portfolio Manager of the Series. From August 13, 1996 to January 1, 1998, Equitable Investment Services, Inc., an affiliate of IIM, was the Portfolio Manager of the Series. Prior to August 13, 1996, the Series had been advised by other Portfolio Mangers.
 # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

-----------------------------------------------------------------------------------------------
                    FINANCIAL HIGHLIGHTS (CONTINUED)
-----------------------------------------------------------------------------------------------

                                                                 GLOBAL FIXED INCOME PORTFOLIO
-----------------------------------------------------------------------------------------------
                                                                   YEAR ENDED      PERIOD ENDED
-----------------------------------------------------------------------------------------------
                                                                    12/31/99        12/31/98*#
                                                                    --------        ----------
Net asset value, beginning of period ............................    $ 11.17         $ 10.47
                                                                     -------         -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ...........................................       0.34            0.09
Net realized and unrealized gain/(Loss) on investments and foreign
  currencies ....................................................      (1.30)           0.74
                                                                     -------         -------
Total from investment operations ................................      (0.96)           0.83
                                                                     -------         -------
LESS DISTRIBUTIONS:
Dividends from net investment income ............................      (0.14)          (0.09)
Dividends in excess of net investment income ....................        --            (0.04)
Distributions from capital gains ................................        --              --
Distributions in excess of capital gains ........................      (0.01)            --
                                                                     -------         -------
Total distributions .............................................      (0.15)          (0.13)
                                                                     -------         -------
Net asset value, end of period ..................................    $ 10.06         $ 11.17
                                                                     =======         =======
Total return ....................................................      (8.62)%          7.99%++
                                                                     =======         =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ............................    $30,371         $21,932
Ratio of operating expenses to average net assets ...............       1.60%           1.74%+
Ratio of net investment income to average net assets ............       3.17%           2.37%+
Portfolio turnover rate .........................................         87%             25%

----------------

 * The Global Fixed Income Series commenced operations on August 14, 1998. + Annualized
 ++ Non-annualized
 # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.


                                                                                                 FULLY MANAGED PORTFOLIO*
------------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED
------------------------------------------------------------------------------------------------------------------------------
                                             12/31/99        12/31/98           12/31/97           12/31/96           12/31/95
                                             --------        --------           --------           --------           --------
Net asset value, beginning of year   ....    $  15.23        $  15.73           $  14.82           $  13.79           $  11.70
                                             --------        --------           --------           --------           --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...................        0.50            0.36               0.39               0.56               0.45
Net realized and unrealized gain
  on investments and foreign
  currencies ............................        0.53            0.55               1.86               1.69               1.98
                                             --------        --------           --------           --------           --------
Total from investment operations ........        1.03            0.91               2.25               2.25               2.43
                                             --------        --------           --------           --------           --------
LESS DISTRIBUTIONS:
Dividends from net investment income ....       (0.40)          (0.36)             (0.41)             (0.56)             (0.34)
Distributions from capital gains ........       (0.81)          (1.05)             (0.93)             (0.66)               --
                                             --------        --------           --------           --------           --------
Total distributions .....................       (1.21)          (1.41)             (1.34)             (1.22)             (0.34)
                                             --------        --------           --------           --------           --------
Net asset value, end of year   ..........    $  15.05        $  15.23           $  15.73           $  14.82           $  13.79
                                             ========        ========           ========           ========           ========
Total return ............................        6.92%           5.89%             15.27%             16.36%             20.80%
                                             ========        ========           ========           ========           ========
RATIOS TO AVERAGE
  NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ..  ..    $287,909        $246,196           $169,987           $136,660           $118,589
Ratio of operating expenses to average
  net assets ............................        0.97%           0.98%              0.99%              1.00%              1.01%
Ratio of net investment income to
  average net assets ....................        3.45%           2.83%              2.67%              3.83%              3.41%
Portfolio turnover rate .................          36%             44%                48%                45%               113%

----------------

 * Since January 1, 1995, T. Rowe Price Associates, Inc. has served as Portfolio Manager for the Fully Managed Series. Prior to that date, a different firm served as Portfolio Manager.

-------------------------------------------------------------------------
                    FINANCIAL HIGHLIGHTS (CONTINUED)
-------------------------------------------------------------------------


                                                                       TOTAL RETURN PORTFOLIO
----------------------------------------------------------------------------------------------
                                                                   YEAR ENDED     PERIOD ENDED
----------------------------------------------------------------------------------------------
                                                                    12/31/99        12/31/98*#
                                                                    --------        ----------
Net asset value, beginning of period ............................   $  15.80         $  14.88
                                                                    --------         --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...........................................       0.42             0.17
Net realized and unrealized gain on investments and foreign
  currencies ....................................................       0.11             0.86
                                                                    --------         --------
Total from investment operations ................................       0.53             1.03
                                                                    --------         --------
LESS DISTRIBUTIONS:
Dividends from net investment income ............................      (0.31)           (0.11)
Distributions from capital gains.................................      (0.22)             --
                                                                    --------         --------
Total distributions .............................................      (0.53)           (0.11)
                                                                    --------         --------
Net asset value, end of period ..................................   $  15.80         $  15.80
                                                                    ========         ========
Total return ....................................................       3.38%            6.90%++
                                                                    ========         ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ............................   $675,754         $453,093
Ratio of operating expenses to average net assets ...............       0.91%            0.98%+
Ratio of net investment income to average net assets ............       3.04%            2.95%+
Portfolio turnover rate .........................................         81%              37%


----------------

 *  The Total Return Series commenced operations on August 14, 1998.
 +  Annualized
 ++ Non-annualized
 # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                                                                                                      EQUITY INCOME PORTFOLIO*
-------------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED
-------------------------------------------------------------------------------------------------------------------------------
                                            12/31/99          12/31/98           12/31/97           12/31/96           12/31/95
                                            --------          --------           --------           --------           --------
Net asset value, beginning of year ...    $  12.67          $  13.09           $  12.41           $  12.52           $  11.33
                                            --------          --------           --------           --------           --------
INCOME/(LOSS) FROM INVESTMENT
  OPERATIONS:
Net investment income ..................        0.27              0.49               0.57               0.56               0.58
Net realized and unrealized gain/
  (loss) on investments and foreign
  currencies ...........................       (0.39)             0.58               1.58               0.52               1.56
                                            --------          --------           --------           --------           --------
Total from investment operations .......       (0.12)             1.07               2.15               1.08               2.14
                                            --------          --------           --------           --------           --------
LESS DISTRIBUTIONS:
Dividends from net investment income ...       (0.29)            (0.50)             (0.55)             (0.58)             (0.45)
Distributions from capital gains .......       (1.02)            (0.99)             (0.92)             (0.61)             (0.50)
                                            --------          --------           --------           --------           --------
Total distributions ....................       (1.31)            (1.49)             (1.47)             (1.19)             (0.95)
                                            --------          --------           --------           --------           --------
Net asset value, end of year   .........    $  11.24          $  12.67           $  13.09           $  12.41           $  12.52
                                            ========          ========           ========           ========           ========
Total return ...........................       (0.72)%            8.26%             17.44%              8.77%             18.93%
                                            ========          ========           ========           ========           ========
RATIOS TO AVERAGE
  NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ...      $277,354          $278,074           $264,599           $272,791           $307,691
Ratio of operating expenses to average
  net assets ...........................        0.96%             0.98%              0.99%              1.00%              1.01%
Ratio of net investment income to
  average net assets ...................        2.19%             3.63%              3.88%              3.86%              4.42%
Portfolio turnover rate ................         122%               61%                79%               158%               187%

------------------

 * Since March 1, 1999, T. Rowe Price Associates, Inc. has served as the Portfolio Manager of the Series. Prior to that date a different firm served as Portfolio Manager. Along with this change was a name change from the Multiple Allocation Series to the Equity Income Series.

-------------------------------------------------------------------------
                    FINANCIAL HIGHLIGHTS (CONTINUED)
-------------------------------------------------------------------------

                                                                                                   VALUE EQUITY PORTFOLIO*
-----------------------------------------------------------------------------------------------------------------------------
                                                   YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED
-----------------------------------------------------------------------------------------------------------------------------
                                                    12/31/99        12/31/98        12/31/97       12/31/96       12/31/95*
                                                    --------        --------        -------        -------        -------
Net asset value, beginning of period ...........    $  15.88        $  16.13        $ 13.92        $ 13.18        $ 10.00
                                                    --------        --------        -------        -------        -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ..........................        0.17            0.19           0.16           0.22           0.08
Net realized and unrealized gain/(loss) on investments
  and foreign currencies .......................       (0.09)           0.06           3.63           1.18           3.44
                                                    --------        --------        -------        -------        -------
Total from investment operations ...............        0.08            0.25           3.79           1.40           3.52
                                                    --------        --------        -------        -------        -------
LESS DISTRIBUTIONS:
Dividends from net investment income ...........       (0.15)          (0.18)         (0.18)         (0.19)         (0.06)
Distributions from capital gains ...............       (0.29)          (0.32)         (1.40)         (0.47)         (0.28)
                                                    --------        --------        -------        -------        -------
Total distributions ............................       (0.44)          (0.50)         (1.58)         (0.66)         (0.34)
                                                    --------        --------        -------        -------        -------
Net asset value, end of period .................    $  15.52        $  15.88        $ 16.13        $ 13.92        $ 13.18
                                                    ========        ========        =======        =======        =======
Total return ...................................        0.51%           1.55%         27.28%         10.62%         35.21%++
                                                    ========        ========        =======        =======        =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...........    $141,595        $129,784        $80,048        $44,620        $28,830
Ratio of operating expenses to average net
  assets .......................................        0.96%           0.98%          0.99%          1.00%          1.01%+
Ratio of net investment income to average net
  assets .......................................        1.11%           1.49%          1.31%          1.80%          1.53%+
Portfolio turnover rate ........................          62%            124%           128%           131%            86%


----------------
 *  The Value Equity Series commenced operations on January 3, 1995.
 +  Annualized
 ++ Non-annualized

                                                                                                  RISING DIVIDENDS PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED
------------------------------------------------------------------------------------------------------------------------------
                                             12/31/99           12/31/98           12/31/97           12/31/96#       12/31/95
                                             --------           --------           --------           --------        -------
Net asset value, beginning of year   ....    $  22.01           $  20.04           $  15.81           $  13.30        $ 10.22
                                             --------           --------           --------           --------        -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...................        0.08              0.10               0.14               0.14            0.13
Net realized and unrealized gain
  on investments and foreign
  currencies ............................        3.41              2.74               4.57               2.61            3.04
                                             --------           --------           --------           --------        -------
Total from investment operations ........        3.49              2.84               4.71               2.75            3.17
                                             --------           --------           --------           --------        -------
LESS DISTRIBUTIONS:
Dividends from net investment income ....       (0.07)            (0.10)             (0.13)             (0.13)         (0.09)
Distributions from capital gains ........       (0.59)            (0.77)             (0.35)             (0.11)           --
                                             --------           --------           --------           --------        -------
Total distributions .....................       (0.66)            (0.87)             (0.48)             (0.24)         (0.09)
                                             --------           --------           --------           --------        -------
Net asset value, end of year   ..........    $  24.84           $  22.01           $  20.04           $  15.81        $ 13.30
                                             ========           ========           ========           ========        =======
Total return ............................       15.88%            14.13%             29.82%             20.65%          31.06%
                                             ========           ========           ========           ========        =======
RATIOS TO AVERAGE
  NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ....      $899,753           $574,843           $252,191           $126,239        $81,210
Ratio of operating expenses to average
  net assets ............................        0.96%             0.98%              0.99%              1.00%          1.01%
Ratio of net investment income to
  average net assets ....................        0.40%             0.72%              0.96%              0.99%          1.24%
Portfolio turnover rate .................          27%               34%                26%                15%            43%

------------------
 # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

-------------------------------------------------------------------------
                    FINANCIAL HIGHLIGHTS (CONTINUED)
-------------------------------------------------------------------------

                                                                                                MANAGED GLOBAL PORTFOLIO *
------------------------------------------------------------------------------------------------------------------------------
                                                                                      YEAR ENDED
------------------------------------------------------------------------------------------------------------------------------
                                              12/31/99       12/31/98           12/31/97         12/31/96**#         12/31/95#
                                              --------       --------           --------         -----------         ---------
Net asset value, beginning of year   ....     $  14.19       $  11.46           $  11.13           $  9.96            $  9.26
                                              --------       --------           --------           -------            -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ............        (0.03)         (0.02)              0.02              0.04               0.05
Net realized and unrealized gain
  on investments and foreign currencies ..        8.82           3.37               1.33              1.18               0.65
                                              --------       --------           --------           -------            -------
Total from investment operations ........         8.79           3.35               1.35              1.22               0.70
                                              --------       --------           --------           -------            -------
LESS DISTRIBUTIONS:
Dividends from net investment income ....          --           (0.05)             (0.17)             --                 --
Dividends in excess of net investment
  income ................................          --             --               (0.07)             --                 --
Distributions from capital gains ........        (3.02)         (0.57)             (0.78)            (0.05)              --
                                              --------       --------           --------           -------            -------
Total distributions .....................        (3.02)         (0.62)             (1.02)            (0.05)              --
                                              --------       --------           --------           -------            -------
Net asset value, end of year   ..........     $  19.96       $  14.19           $  11.46           $ 11.13            $  9.96
                                              ========       ========           ========           =======            =======
Total return ............................        63.30%         29.31%             12.17%            12.27%              7.56%
                                              ========       ========           ========           =======            =======
RATIOS TO AVERAGE
  NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)   ....     $184,486       $134,078           $105,305           $86,376            $72,375
Ratio of operating expenses to
  average net assets ....................         1.25%          1.26%              1.36%             1.26%              1.26%
Decrease reflected in above expense
  ratio due to expense limitations ......         --              --                 --                --                0.09%
Ratio of net investment income/(loss) to
  average net assets ....................        (0.19)%        (0.17)%             0.06%             0.39%              0.51%
Portfolio turnover rate .................          168%            173%              199%              141%                44%

----------------

 * Since March 3, 1997, Putnam Investment Management, Inc. has served as Portfolio Manager of the Portfolio. Prior to that date, a different firm served as Portfolio Manager.
 ** On September 3, 1996, the Managed Global Account of Separate Account D of Golden American Life Insurance Company was reorganized into the Trust. Net investment income and net realized gains earned prior to September 3, 1996, are not subject to Internal Revenue Code distribution requirements for regulated investment companies. Financial highlights from prior periods have been restated to account for the entity as if it had been a regulated investment company since the commencement of operations.
 # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

-------------------------------------------------------------------------
                    FINANCIAL HIGHLIGHTS (CONTINUED)
-------------------------------------------------------------------------

                                                                       RESEARCH PORTFOLIO*
--------------------------------------------------------------------------------------------
                                                                   YEAR ENDED  PERIOD ENDED
--------------------------------------------------------------------------------------------
                                                                     12/31/99   12/31/98*#
                                                                    ---------   ----------
Net asset value, beginning of period ............................   $  20.31     $  17.75
                                                                    ---------    ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...........................................       0.01         0.02
Net realized and unrealized gain on investments and foreign
  currencies ....................................................       4.90         2.56
                                                                    --------     --------
Total from investment operations ................................       4.91         2.58
                                                                    --------     --------
LESS DISTRIBUTIONS:
Dividends from net investment income ............................      (0.01)       (0.01)
Distributions in excess of net investment income ................         --        (0.01)
                                                                    --------     --------
Distributions from capital gains ................................      (0.40)         --
                                                                    --------     --------
Total distributions .............................................      (0.41)       (0.02)
                                                                    --------     --------
Net asset value, end of period ..................................   $  24.81     $  20.31
                                                                    ========     ========
Total return ....................................................      24.23%       14.54%++
                                                                    ========     ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ............................   $1,014,656   $613,771
Ratio of operating expenses to average net assets ...............       0.91%        0.94%+
Ratio of net investment income to average net assets ............       0.02%        0.23%+
Portfolio turnover rate .........................................         89%          35%

----------------
 *  The Research Portfolio commenced operations on August 14, 1998.
 +  Annualized
++  Non-annualized
 # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

--------------------------------------------------------------------------------------------
                    FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------------------


                                                                              CAPITAL APPRECIATION PORTFOLIO*
------------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED
------------------------------------------------------------------------------------------------------------------
                                             12/31/99        12/31/98       12/31/97       12/31/96       12/31/95
                                             --------        --------       --------       --------       --------
Net asset value, beginning of year   ....    $  18.09        $  17.65       $  15.06       $  13.51       $  11.34
                                             --------        --------       --------       --------       --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss).............       (0.01)          0.15           0.16           0.16           0.19
Net realized and unrealized gain
  on investments and foreign
  currencies ............................        4.38           2.07           4.19           2.57           3.22
                                             --------        --------       --------       --------       --------
Total from investment operations ........        4.37           2.22           4.35           2.73           3.41
                                             --------        --------       --------       --------       --------
LESS DISTRIBUTIONS:
Dividends from net investment income ....       (0.03)         (0.15)         (0.16)         (0.17)         (0.15)
Distributions from capital gains ........       (2.41)         (1.63)         (1.60)         (1.01)         (1.09)
                                             --------        --------       --------       --------       --------
Total distributions .....................       (2.44)         (1.78)         (1.76)         (1.18)         (1.24)
                                             --------        --------       --------       --------       --------
Net asset value, end of year   ..........    $  20.02        $  18.09       $  17.65       $  15.06       $  13.51
                                             ========        ========       ========       ========       ========
Total return ............................       24.64%         12.68%         28.95%         20.26%         30.16%
                                             ========        ========       ========       ========       ========
RATIOS TO AVERAGE
  NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ....      $411,898        $263,313       $193,986       $148,752       $122,227
Ratio of operating expenses to average
  net assets ............................        0.96%          0.98%          0.99%          1.00%          1.01%
Ratio of net investment income/(loss) to
  average net assets ....................       (0.05)%         0.95%          0.95%          1.12%          1.53%
Portfolio turnover rate .................         126%            64%            51%            64%            98%

------------------

 * Since April 1, 1999, A I M Capital Management, Inc. has served as the Portfolio Manager for the Capital Appreciation Series. Prior to that date, a different firm served as Portfolio Manager.

-------------------------------------------------------------------------
                    FINANCIAL HIGHLIGHTS (CONTINUED)
-------------------------------------------------------------------------

                                                              CAPITAL GROWTH PORTFOLIO**
---------------------------------------------------------------------------------------------
                                                                  YEAR ENDED     PERIOD ENDED
---------------------------------------------------------------------------------------------
                                                                    12/31/99       12/31/98*#
                                                                    --------       ----------
Net asset value, beginning of period ............................   $  15.62       $  14.24
                                                                    --------       --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...........................................       --             0.09
Net realized and unrealized gain on investments and foreign
  currencies ....................................................       3.96           1.36
                                                                    --------       --------
Total from investment operations ................................       3.96           1.45
                                                                    --------       --------
LESS DISTRIBUTIONS:
Dividends from net investment income ............................      (0.02)         (0.07)
Distributions in excess of net investment income ................      (0.01)           --
Distributions from capital gains ................................      (1.03)           --
                                                                    --------       --------
Total distributions .............................................      (1.06)         (0.07)
                                                                    --------       --------
Net asset value, end of period ..................................   $  18.52       $  15.62
                                                                    ========       ========
Total return ....................................................      25.56%         10.19%++
                                                                    ========       ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ............................   $567,628       $298,839
Ratio of operating expenses to average net assets ...............       1.05%          1.08%+
Ratio of net investment income to average net assets ............       0.00%          1.86%+
Portfolio turnover rate .........................................        185%            92%

----------------

  * The Capital Growth Series commenced operations on August 14, 1998.
 ** Since March 1, 1999, Alliance Capital Management, L.P. has served as
    Portfolio Manager for the Capital Growth Series. Prior to that date, a different firm served as Portfolio Manager. Prior to July 1, 1999, the Capital Growth Portfolio was named the Growth & Income Series.
 +  Annualized
 ++ Non-annualized
 # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

-------------------------------------------------------------------------
                    FINANCIAL HIGHLIGHTS (CONTINUED)
-------------------------------------------------------------------------

                                                                                      STRATEGIC EQUITY PORTFOLIO*
------------------------------------------------------------------------------------------------------------------------
                                                   YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED   PERIOD ENDED
------------------------------------------------------------------------------------------------------------------------
                                                    12/31/99       12/31/98       12/31/97      12/31/96##     12/31/95*
                                                    --------       --------       --------      ----------     ---------
Net asset value, beginning of period ...........    $ 12.82        $ 13.63         $ 11.68        $ 10.01        $10.00
                                                    -------        -------         -------        -------        ------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)....................      (0.03)          0.16            0.20           0.23          0.06
Net realized and unrealized gain/(loss) on
  investments and
  foreign currencies ...........................       7.24          (0.07)           2.49           1.71         (0.03)#
                                                    -------        -------         -------        -------        ------
Total from investment operations ...............       7.21           0.09            2.69           1.94          0.03
                                                    -------        -------         -------        -------        ------
LESS DISTRIBUTIONS:
Dividends from net investment income ...........      (0.02)         (0.16)          (0.19)         (0.14)        (0.02)
Distributions from capital gains ...............      (0.06)         (0.59)          (0.55)         (0.13)         --
Distributions in excess of capital gains .......        --           (0.15)           --             --            --
                                                    -------        -------         -------        -------        ------
Total distributions ............................      (0.08)         (0.90)          (0.74)         (0.27)        (0.02)
                                                    -------        -------         -------        -------        ------
Net asset value, end of period .................    $ 19.95        $ 12.82         $ 13.63        $ 11.68        $10.01
                                                    =======        =======         =======        =======        ======
Total return ...................................      56.24%          0.84%          23.16%         19.39%         0.33%++
                                                    =======        =======         =======        =======        ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...........    $205,799       $73,261         $51,789        $30,423        $8,067
Ratio of operating expenses to average net
  assets .......................................       0.96%          0.99%           0.99%          1.00%         1.00%+
Ratio of net investment income/(loss) to average net
  assets .......................................      (0.14)%         1.46%           1.88%          2.05%         4.04%+
Portfolio turnover rate ........................        176%           139%            105%           133%           29%

---------------


 *  The Strategic Equity Series commenced operations on October 2, 1995.
 ** Since March 1, 1999, A I M Capital Management, Inc. has served as
    Portfolio Manager for the Strategic Equity Series. Prior to that date, a different firm served as Portfolio Manager.
 +  Annualized
 ++ Non-annualized
 # The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales and redemptions of Series shares.
 ## Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

-------------------------------------------------------------------------
                    FINANCIAL HIGHLIGHTS (CONTINUED)
-------------------------------------------------------------------------


                                                                MID-CAP GROWTH PORTFOLIO*
------------------------------------------------------------------------------------------
                                                                   YEAR ENDED  PERIOD ENDED
------------------------------------------------------------------------------------------
                                                                    12/31/99    12/31/98*#
                                                                    --------    ----------
Net asset value, beginning of period ............................   $  18.10     $  15.68
                                                                    --------     --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(Loss).....................................      (0.03)        0.01
Net realized and unrealized gain on investments and foreign
  currencies ....................................................      14.22         2.52
                                                                    --------     --------
Total from investment operations ................................      14.19         2.53
                                                                    --------     --------
LESS DISTRIBUTIONS:
Dividends from net investment income ............................        --         (0.01)
Distributions from capital gains ................................      (2.70)       (0.10)
                                                                    --------     --------
Total distributions .............................................      (2.70)       (0.11)
                                                                    --------     --------
Net asset value, end of period ..................................   $  29.59     $  18.10
                                                                    ========     ========
Total return ....................................................      79.05%       16.12%++
                                                                    ========     ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ............................   $781,807     $252,022
Ratio of operating expenses to average net assets ...............       0.91%        0.95%+
Ratio of net investment income/(Loss) to average net assets .....      (0.21)%       0.15%+
Portfolio turnover rate .........................................        159%          55%

----------------
 *  The Mid-Cap Growth Series commenced operations on August 14, 1998.
 +  Annualized
 ++ Non-annualized
 # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.


                                                                                            SMALL CAP PORTFOLIO
--------------------------------------------------------------------------------------------------------------------
                                                            YEAR ENDED     YEAR ENDED      YEAR ENDED   PERIOD ENDED
--------------------------------------------------------------------------------------------------------------------
                                                             12/31/99       12/31/98        12/31/97       12/31/96*
                                                             --------       --------        --------       --------
Net asset value, beginning of period ....................    $  16.03       $  13.25        $ 12.01        $ 10.00
                                                             --------       --------        -------        -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss .....................................       (0.07)         (0.03)         (0.03)         (0.01)
Net realized and unrealized gain on investments and
  foreign currencies ....................................        8.17           2.81           1.27           2.02
                                                             --------       --------        -------        -------
Total from investment operations ........................        8.10           2.78           1.24           2.01
                                                             --------       --------        -------        -------

LESS DISTRIBUTIONS:
Distributions from capital gains ........................       (0.69)           --             --             --
                                                             --------       --------        -------        -------
Net asset value, end of period ..........................    $  23.44       $  16.03        $ 13.25        $ 12.01
                                                             ========       ========        =======        =======
Total return ............................................       50.61%         20.98%         10.32%         20.10%++
                                                             ========       ========        =======        =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ....................    $367,637       $147,696        $66,396        $34,365
Ratio of operating expenses to average net assets .......        0.96%          0.99%          0.99%          0.99%+
Ratio of net investment loss to average net assets ......       (0.49)%        (0.32)%        (0.34)%        (0.08)%+
Portfolio turnover rate .................................         132%           133%           130%           117%

---------------

 *  The Small Cap Series commenced operations on January 3, 1996.
 +  Annualized
 ++ Non-annualized

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                    FINANCIAL HIGHLIGHTS (CONTINUED)
-------------------------------------------------------------------------

                                                                    GROWTH PORTFOLIO**
---------------------------------------------------------------------------------------------
                                                                   YEAR ENDED   PERIOD ENDED
---------------------------------------------------------------------------------------------
                                                                    12/31/99      12/31/98*#
                                                                   ---------    ----------
Net asset value, beginning of period ............................   $  15.62      $  13.63
                                                                    --------      --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss .............................................      (0.03)        (0.03)
Net realized and unrealized gain on investments and foreign
  currencies ....................................................      12.23          2.02
                                                                    --------      --------
Total from investment operations ................................      12.20          1.99

LESS DISTRIBUTIONS                                                   --------      --------
Distributions from capital gains ................................      (0.33)          --
                                                                    --------      --------
Net asset value, end of period ..................................   $  27.49      $  15.62
                                                                    ========      ========
Total return ....................................................      78.13%        14.60%++
                                                                    ========      ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ............................   $1,416,872    $231,216
Ratio of operating expenses to average net assets ...............       1.04%         1.09%+
Ratio of net investment loss to average net assets ..............     (0.40)%       (0.58)%+
Portfolio turnover rate .........................................        166%           88%

----------------
 *  The Growth Series commenced operations on August 14, 1998.
 ** Since March 1, 1999, Janus Capital Corporation has served as Portfolio
    Manager for the Growth Series. Prior to that date, a different firm served as Portfolio Manager. Along with this change was a name change from the Value + Growth Series to the Growth Series.
 +  Annualized
 ++ Non-annualized
 # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.


                                                                                        REAL ESTATE PORTFOLIO *
--------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED
--------------------------------------------------------------------------------------------------------------------
                                               12/31/99       12/31/98       12/31/97       12/31/96       12/31/95
                                              ----------      ----------   ------------   ------------     ---------
Net asset value, beginning of year   ....      $ 13.58        $ 18.27        $ 15.98        $ 12.63        $ 11.29
                                               -------        -------        -------        -------        -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ...................         0.84           0.83           0.69           0.70           0.75
Net realized and unrealized gain/
  (loss) on investments and foreign
  currencies ............................        (1.39)         (3.34)          2.93           3.70           1.12
                                               -------        --------        -------        -------        -------
Total from investment operations ........        (0.55)         (2.51)          3.62           4.40           1.87
                                               -------        --------        -------        -------        -------
LESS DISTRIBUTIONS:
Dividends from net investment income ....        (0.54)         (0.66)         (0.63)         (0.77)         (0.53)
Distributions from capital gains ........        (0.37)         (1.52)         (0.70)         (0.28)           --
                                               -------        --------        -------        -------        -------
Total distributions .....................        (0.91)         (2.18)         (1.33)         (1.05)         (0.53)
                                               -------        --------        -------        -------        -------
Net asset value, end of year   ..........      $ 12.12        $ 13.58        $ 18.27        $ 15.98        $ 12.63
                                               =======        =======        =======        =======        =======
Total return ............................        (3.81)%       (13.45)%        22.79%         35.30%         16.59%
                                               =======        =======        =======        =======        =======
RATIOS TO AVERAGE
  NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ....        $56,906        $69,911        $75,530        $51,135        $34,975
Ratio of operating expenses to average
  net assets ............................         0.96%         0.99%          0.99%           1.00%          1.01%
Ratio of net investment income to
  average net assets ....................         5.61%         5.26%          4.49%           5.53%          5.79%
Portfolio turnover rate .................           36%           29%            41%             31%            53%

----------------

 * From January 1, 1995 to April 28, 2000, EII Realty Securities, Inc. served as Portfolio Manager for the Real Estate Portfolio. Prior to that date, a different firm served as Portfolio Manager. Effective April 28, 2000, Prudential Investment Corporation served as Portfolio Manager.

-------------------------------------------------------------------------
                    FINANCIAL HIGHLIGHTS (CONTINUED)
-------------------------------------------------------------------------

                                                                                     HARD ASSETS PORTFOLIO*
------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED
------------------------------------------------------------------------------------------------------------------
                                             12/31/99        12/31/98      12/31/97       12/31/96       12/31/95
                                             --------        --------      --------       --------       --------
Net asset value, beginning of year   ....    $  9.60         $ 15.05        $ 17.85        $ 15.04        $ 13.88
                                             -------         -------        -------        -------        -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ...................       0.12            0.26           0.14           0.05           0.15
Net realized and unrealized gain/(loss)
 on investments and foreign
 currencies .............................       2.12           (4.73)          0.99           4.92           1.34
                                             -------         -------        -------        -------        -------
Total from investment operations ........       2.24           (4.47)          1.13           4.97           1.49
                                             -------         -------        -------        -------        -------
LESS DISTRIBUTIONS:
Dividends from net investment income ....      (0.08)          (0.26)         (0.13)         (0.07)         (0.13)
Distributions from capital gains ........        --            (0.72)         (3.80)         (2.09)         (0.20)
                                             -------         -------        -------        -------        -------
Total distributions .....................      (0.08)          (0.98)         (3.93)         (2.16)         (0.33)
                                             -------         -------        -------        -------        -------
Net asset value, end of year   ..........    $ 11.76         $  9.60        $ 15.05        $ 17.85        $ 15.04
                                             =======         =======        =======        =======        =======
Total return ............................      23.36%        (29.58)%         6.22%         33.17%         10.69%
                                             =======         =======        =======        =======        =======
RATIOS TO AVERAGE
  NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ....      $40,291         $30,530        $46,229        $43,903        $27,147
Ratio of operating expenses to average net
  assets ................................       0.96%           1.00%          0.99%          1.00%          1.01%
Ratio of net investment income to average
  net assets ............................       1.07%           1.99%          0.76%          0.34%          0.89%
Portfolio turnover rate .................        204%            178%           124%            96%            24%

----------------

 * Prior to January 23, 1997, the Hard Assets Series was named the Natural Resources Series. Since March 1, 1999, Baring International Investment Limited has served as Portfolio Manager for the Hard Assets Series. Prior to that date, a different firm served as Portfolio Manager.

-------------------------------------------------------------------------
                    FINANCIAL HIGHLIGHTS (CONTINUED)
-------------------------------------------------------------------------

                                                                  DEVELOPING WORLD PORTFOLIO**
---------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED      PERIOD ENDED
---------------------------------------------------------------------------------------------------
                                                                     12/31/99#        12/31/98*#
                                                                     ---------        ----------
Net asset value, beginning of period .............................   $  7.37          $ 10.00
                                                                     -------          -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income       ......................................      0.08             0.04
Net realized and unrealized Gain/(loss) on investments and
  foreign currencies .............................................      4.44            (2.67)
                                                                     -------          -------
Total from investment operations .................................      4.52            (2.63)
                                                                     -------          -------
LESS DISTRIBUTIONS:
Dividends from net investment income .............................    (0.10)              --
Dividends in excess of net investment income .....................    (0.03)              --
Distributions from capital gains .................................    (0.20)              --
                                                                     -------          -------
Total distributions ..............................................    (0.33)              --
                                                                     -------          -------
Net asset value, end of period ...................................   $ 11.56          $  7.37
                                                                     =======          =======
Total return .....................................................     61.66%          (26.27)%++
                                                                     =======          =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .............................   $62,616          $ 8,797
Ratio of operating expenses to average net assets ................      1.75%            1.83%+
Ratio of net investment income to average net assets .............      0.85%            0.69%+
Portfolio turnover rate ..........................................       135%              67%

----------------

 *  The Developing World Series commenced operations on February 18, 1998.
** Since March 1, 1999, Baring International Investment Limited has served as Portfolio Manager for the Developing World Series. Prior to that date, a different firm served as the Portfolio Manager.
 +  Annualized
 ++ Non-annualized
  # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

-------------------------------------------------------------------------
                    FINANCIAL HIGHLIGHTS (CONTINUED)
-------------------------------------------------------------------------

                                                                                        EMERGING MARKETS PORTFOLIO*
-------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED
-------------------------------------------------------------------------------------------------------------------------
                                              12/31/99       12/31/98      12/31/97         12/31/96           12/31/95
                                              --------       --------      --------         -------           --------
Net asset value, beginning of year   ....     $  6.68        $  8.80        $  9.72         $  9.06            $ 10.08
                                              -------        -------        -------         -------            -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income        ............        0.07           0.06          (0.01)          0.04               0.04
Net realized and unrealized gain/(loss) on
  investments and foreign
  currencies ............................        5.62          (2.18)         (0.90)          0.62              (1.06)
                                              -------        -------        -------         -------            -------
Total from investment operations ........        5.69          (2.12)         (0.91)          0.66              (1.02)
                                              -------        -------        -------         -------            -------
LESS DISTRIBUTIONS:
Dividends from net investment income ....       (0.08)          --            (0.01)          --                 --
Distributions from capital gains ........       (0.01)          --             --             --                 --
Return of capital .......................       (0.03)          --             --             --                 --
                                              -------        -------        -------         -------            -------
Total distributions .....................       (0.12)          --            (0.01)          --                ------
                                              -------        -------        -------         -------            -------
Net asset value, end of year   ..........     $ 12.25        $  6.68        $  8.80         $  9.72            $  9.06
                                              =======        =======        =======         =======            =======
Total return ............................       85.30%        (24.09)%        (9.37)%         7.28%            (10.11)%
                                              =======        =======        =======         =======            =======
RATIOS TO AVERAGE
  NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ....       $44,949        $26,028        $39,436         $51,510            $47,974
Ratio of operating expenses to average net
  assets ................................        1.75%          1.83%          1.80%          1.55%              1.53%
Ratio of net investment income/(loss) to
  average net assets ....................        0.82%          0.83%         (0.09)%         0.38%              0.40%
Portfolio turnover rate .................         183%           108%           170%           136%               141%

----------------

 * Since March 3, 1997, Putnam Investment Management, Inc. has served as Portfolio Manager for the Emerging Markets Series. Prior to that date, a different firm served as Portfolio Manager.
 # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

-------------------------------------------------------------------------
                      DESCRIPTION OF THE PORTFOLIOS
-------------------------------------------------------------------------

LIQUID  ASSET  PORTFOLIO

PORTFOLIO
MANAGER     ING Investment Management LLC

INVESTMENT
OBJECTIVE   High level of current income consistent with the
            preservation of capital and liquidity

PRINCIPAL   The Portfolio Manager strives to maintain a
INVESTMENT  stable $1 per share net asset value and its
STRATEGY    investment strategy focuses on safety of
            principal, liquidity and yield, in order of importance, to achieve this goal. The Portfolio
            Manager implements its strategy through a four-step investment process also designed to ensure adherence to regulatory requirements.

            Step One:   The Portfolio Manager actively
                        maintains a formal Approved List of high quality companies

            Step Two:   Securities of Approved List issuers
                        that meet maturity guidelines and are
                        rated in one of the two highest ratings
                        categories (or determined to be of
                        comparable quality by the Portfolio
                        Manager) are eligible for investment

            Step Three: Eligible securities are reviewed
                        to ensure that an investment in such
                        securities would not cause the Portfolio to exceed its diversification limits

            Step Four:  The Portfolio Manager makes yield
                        curve positioning decisions based on
                        liquidity requirements, yield curve
                        analysis and market expectations of
                        future interest rates

            Money market funds are highly regulated by Rule 2a-7 of the Investment Company Act of 1940, which sets forth specific maturity, quality and diversification guidelines. The Portfolio must adhere to procedures adopted by the Board of Trustees pursuant to Rule 2a-7 and to Rule 2a-7 itself. Some of these limitations include:

             o QUALITY. At least 95% of the Portfolio's investments must be rated in the highest short-term ratings category (or determined to be of comparable quality by the Portfolio Manager) and the Portfolio Manager must make an independent determination that each investment represents minimal credit risk to the Portfolio.

             o  MATURITY.  The average maturity of the
                Portfolio's securities may not exceed 90 days and the maturity of any individual security may not exceed 397 days.

             o DIVERSIFICATION. At the time of purchase, no more than 5% of total assets may be invested in the securities of a single issuer. In addition, no more than 10% of total assets may be subject to demand features or guarantees from a single institution. The 10% demand feature and guarantee restriction is applicable to 75% of total assets subject to certain exceptions.

            The Portfolio may invest in U.S.
            dollar-denominated money market instruments including:

             o U.S. Treasury and U.S. government agency securities

             o  fully collateralized repurchase agreements

             o bank obligations, including certificates of deposit, time deposits, and bankers' acceptances

             o  commercial paper

             o  asset-backed securities

             o  variable or floating rate securities,
                including variable rate demand obligations

             o short-term corporate debt securities other than commercial paper

             o  U.S. dollar-denominated foreign securities

             o  shares of other investment companies

            Some of the securities purchased may be
            considered illiquid and thus subject to a restriction of 10% of total assets.

PRINCIPAL   An investment in the Portfolio is subject to the
RISKS       following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK

             o  CREDIT RISK

             o  INCOME RISK

             o  INTEREST RATE RISK

            AN INVESTMENT IN THE LIQUID ASSET PORTFOLIO IS
            NEITHER INSURED NOR GUARANTEED BY THE U.S.
            GOVERNMENT, AND THE PORTFOLIO MANAGER CANNOT
            ASSURE YOU THAT THE PORTFOLIO WILL BE ABLE TO
            MAINTAIN A STABLE $1 SHARE PRICE.

MORE        ING Investment Management LLC (or investment
ON THE      advisers acquired by ING Investment Management LLC)
PORTFOLIO   ("ING Investment") has managed the Portfolio since
MANAGER     August, 1996.  ING Investment Management is engaged
            in the business of providing investment advice to affiliated insurance and investment companies and institutional clients possessing portfolios, which, as of December 31, 1999, were valued at approximately $27.6 billion. The address of ING
            Investment is 5780 Powers Ferry Road, N.W., Suite
            300, Atlanta, Georgia 30327. ING Investment is a subsidiary of ING Groep N.V. and is affiliated with Directed Services, Inc.

            The Portfolio is managed by a team of three investment professionals led by Ms. Jennifer J. Thompson, CFA. Ms. Thompson has been employed by ING Investment as an investment professional since 1998 and has seven years investment experience.

            ING Investment also manages the Limited Maturity
            Bond Portfolio.

-------------------------------------------------------------------------
                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
-------------------------------------------------------------------------


LIMITED  MATURITY  BOND  PORTFOLIO

PORTFOLIO
MANAGER     ING Investment Management, LLC

INVESTMENT
OBJECTIVE   Highest current income consistent with low risk
            to principal and liquidity.

PRINCIPAL   As a secondary objective, the Portfolio seeks to
INVESTMENT  enhance its total return through capital
STRATEGY    appreciation when market factors, such as falling
            interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal.

            The Portfolio invests primarily in a diversified portfolio of limited maturity debt securities. These short-to-intermediate-term debt securities have remaining maturities of seven years or less. The dollar-weighted average maturity of the Portfolio generally will not exceed five years and in periods of rapidly rising interest rates may be shortened to one year or less.

            The Portfolio Manager utilizes the following decision making process to achieve the Portfolio's objectives:

             o Active Duration Management. The average duration of the portfolio is actively managed relative to the benchmark's average duration. In rising rate environments, the average duration will tend to be equal to or less than the benchmark and in falling rate environments, the average duration will be longer than the benchmark.

             o Yield Curve Analysis. The yield curve shape is assessed to identify the risk/reward trade-off of maturity decisions and market expectations of future interest rates.

             o Sector Selection. Sectors are overweighted or underweighted relative to the benchmark based on sector analysis and market opportunities. Sectors are broadly defined to include U.S. Treasury securities, U.S.
                government agency securities, corporate
                securities, mortgage-backed securities,
                asset-backed securities and money market securities. The Portfolio Manager may further evaluate groupings within sectors such as various industry groups within the corporate securities sector (e.g., finance, industrials, utilities, etc.).

             o Security Selection. The Portfolio Manager emphasizes individual securities with positive credit fundamentals, liquidity and relative value within their respective sectors are emphasized.

            The Portfolio invests in non-government
            securities only if rated Baa3 or better by Moody's or BBB- or better by Standard & Poor's
            (S&P) or, if not rated by Moody's or S&P, the Portfolio Manager determines that they are of comparable quality. Money market securities must be rated in the two highest rating categories by or Moody's (P-1, P-2) or S&P (A-1+, A-1 or A-2), or
            determined to be of comparable quality by the Portfolio Manager. For a description of bond ratings, please refer to the Statement of Additional
            Information.

-------------------------------------------------------------------------
                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
-------------------------------------------------------------------------


            Various security types are eligible for
            investment including:

             o  corporate securities     o  mortgage-backed
                                            securities

             o  asset-backed             o  variable and floating
                securities                  rate securities


             o U.S. treasury securities and U.S. government agency securities

             o money market securities such as commercial paper, certificates of deposit and bankers' acceptances

             o repurchase agreements and reverse repurchase agreements

             o  U.S. dollar-denominated foreign securities

             o  shares of other investment companies

             o futures contracts, options and options on futures contracts

             o  sovereign debt

             o  supranational organizations

             o  real estate investment trusts (REITS)

            In addition, private placements of debt
            securities (which are often restricted
            securities) are eligible for purchase along with other illiquid securities, subject to appropriate limits.

            The Portfolio may borrow up to 10% of the value of its net assets. This amount may be increased to 25% for temporary purposes.

            The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

PRINCIPAL   An investment in the Portfolio is subject to the
RISKS       following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK            o  INCOME RISK

             o  CALL RISK               o  INTEREST RATE RISK

             o  CREDIT RISK

            This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use.
            For such information, please refer to the Statement of Additional Information.

MORE        ING Investment Management LLC ("ING Investment")
ON THE      (or investment advisers acquired by ING
PORTFOLIO   Investment Management) has managed the Portfolio
MANAGER     since August 13, 1996.  ING Investment Management
            is engaged in the business of providing
            investment advice to affiliated insurance and investment companies and institutional clients possessing portfolios, which, as of December 31, 1999, were valued at approximately $27.6 billion.
            ING Investment is a subsidiary of ING  Groep N.V.
            and is affiliated with Directed Services, Inc.
            The address of ING Investment is 5780 Powers
            Ferry Road, N.W., Suite 300, Atlanta, Georgia
            30327.

            The Portfolio is managed by a team of three investment professionals led by Ms. Jennifer J. Thompson, CFA. Ms. Thompson has been employed by ING Investment as an investment professional since 1998 and has seven years investment experience.

            ING Investment also manages the Liquid Asset
            Portfolio.

-------------------------------------------------------------------------
                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
-------------------------------------------------------------------------


GLOBAL  FIXED  INCOME  PORTFOLIO


PORTFOLIO
MANAGER     Baring International Investment Limited

INVESTMENT
OBJECTIVE   High total return

PRINCIPAL
INVESTMENT  The Portfolio invests primarily in high-grade
STRATEGY fixed income securities, both foreign and domestic. The Portfolio normally primarily invests in:

             o obligations issued or guaranteed by foreign national governments, or their agencies, instrumentalities or political subsidiaries

             o  U.S. government securities

             o  debt securities issued or guaranteed by
                supranational organizations, considered to be
                "government securities"

             o non-government foreign and domestic debt securities, including corporate debt securities, bank obligations, mortgage-backed or asset-backed securities, and repurchase agreements

            The Portfolio may invest in securities issued in any currency and may hold foreign currencies normally in at least six different countries, including the United States. For temporary defensive purposes, the Portfolio may invest all of its assets in a single country. The Portfolio's assets will be invested principally within, or in the currencies of:

             o  Australia             o  United States

             o  Canada                o  Scandinavia

             o  Japan                 o  Western Europe

             o  New Zealand           o  European Community

            When U.S. securities offer superior opportunities for achieving the Portfolio's investment objective, the Portfolio may invest a substantial majority of all of its assets in securities of U.S. issuers or securities denominated in U.S. dollars. The Portfolio may also invest in securities and currencies of less developed and developing countries.

            The Portfolio may invest in debt securities of any type of issuer, including foreign and domestic corporations, the 100 largest foreign commercial banks in terms of total assets, and other business organizations, domestic and foreign governments and their political subdivisions, including the U.S. government, its agencies, and authorities or instrumentalities. The Portfolio may invest in debt securities with varying maturities, which generally will not exceed 10 years. The average maturity of the Portfolio's debt portfolio will be shorter when interest rates worldwide or in a particular country are expected to rise, and longer when interest rates are expected to fall. The majority of the Portfolio's investments are rated within the three highest rating categories of Standard & Poor's (AAA, AA, A) or Moody's (Aaa, Aa or A) or if unrated, considered by the Portfolio Manager to be of equivalent quality. For a description of bond ratings, please refer to the Statement of Additional Information.

-------------------------------------------------------------------------
                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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            The Portfolio Manager allocates the Portfolio's investments among those markets, companies and currencies that offer the most attractive combination of high income and principal stability. In evaluating investments for the Portfolio, the Portfolio Manager analyzes relative yields and the appreciation potential of securities in particular markets, world interest rates and monetary trends, economic, political and financial market conditions in different countries, credit quality, and the relationship of individual foreign currencies to the U.S. dollar. The Portfolio Manager also relies on internally and externally generated financial, economic, and credit research to evaluate alternative investment opportunities.

            Frequency of portfolio turnover will not be a limiting factor if the Portfolio Manager considers it advantageous to purchase or sell securities. The Portfolio Manager anticipates that the portfolio turnover rate generally will not exceed 300%. A higher rate of portfolio turnover may result in correspondingly higher portfolio transaction costs that would have to be borne directly by the Portfolio and ultimately by the shareholders.

            The Portfolio is non-diversified and, when compared with other funds, may invest a greater portion of its assets in a particular issuer. A non-diversified portfolio has greater exposure to the risk of default or the poor earning of the issuer.

PRINCIPAL   An investment in the Portfolio is subject to the
RISKS       following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK             o  CREDIT RISK

             o  INCOME RISK              o  CALL RISK

             o  INTEREST RATE RISK

            An investment in the Portfolio is subject to the following additional principal risks:

             o FOREIGN INVESTMENT AND CURRENCY RISK. In many foreign countries there is less publicly available information about companies than is available in the United States. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, the Portfolio may encounter difficulties or be unable to pursue legal remedies or obtain judgments in foreign courts.

                The values of foreign investments may be affected by changes in currency rates or exchange control regulations. If the local currency gains strength against the U.S. dollar, the value of the foreign security increases in U.S. dollar terms. Conversely, if the local currency weakens against the U.S. dollar, the value of the foreign security declines in U.S. dollar terms. U.S. dollar-denominated securities of foreign issuers, including depository receipts, also are subject to currency risk based on their related investments.

             o EMERGING MARKET RISK. Investment in emerging markets countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the
                U.S. dollar in recent years, and devaluation may occur after investments in those currencies by the Portfolio. Inflation and rapid fluctuations

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                in inflation rates havehad and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

                Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies;
                expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

             o GEOGRAPHIC CONCENTRATION RISK. If a fund invests most of its assets in a single country or region, its portfolio will be more susceptible to factors adversely affecting issuers located in that country or region than would a more geographically diverse portfolio of securities.

             o DIVERSIFICATION RISK. A non-diversified fund will be more volatile than a diversified fund because it invests its assets in a smaller number of issuers. The gains or losses on a single security or issuer will, therefore, have a greater impact on the non-diversified fund's net asset value.

            This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use.
            For such information, please refer to the Statement of Additional Information.

MORE        Baring International Investment Limited ("Baring
ON THE      International") has managed the Portfolio since
PORTFOLIO   the Portfolio's inception.  Baring International
MANAGER     is a subsidiary of Baring Asset Management
            Holdings Limited ("Baring"). Baring is the parent of the world-wide group of investment management companies that operate under the collective name "Baring Asset Management" and is owned by ING Groep N.V., a publicly traded company based in The Netherlands with worldwide insurance and banking subsidiaries. The address of Baring International is 155 Bishopsgate,
            London.

            Baring Asset Management provides global
            investment management services to U.S. investment companies and maintains major investment offices in Boston, London, Hong Kong and Tokyo. Baring's predecessor corporation was founded in 1762. Baring Asset Management provides advisory services to institutional investors, offshore investment companies, insurance companies and private clients. As of December 31, 1999, Baring Asset Management managed approximately $56.2 billion of assets.

            The following person at Baring International is responsible for the day-to-day investment decisions of the Portfolio:

            Name            Position and Recent Business Experience
            ----            ---------------------------------------

            Paul Thursby    Investment Manager

                            Mr. Thursby has been an Investment Manager with Baring International since 1991 and has over 20 years of investment experience.

            Baring International also manages the Hard Assets
            Portfolio, the Emerging Markets Portfolio and the
            Developing World Portfolio.

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FULLY  MANAGED  PORTFOLIO

PORTFOLIO
MANAGER     T. Rowe Price Associates, Inc.

INVESTMENT
OBJECTIVE   Over the long-term, a high total investment
            return, consistent with the preservation of capital and with prudent investment risk.


PRINCIPAL   The Portfolio pursues an active asset allocation
INVESTMENT  strategy whereby investments are allocated among
STRATEGY    three asset classes - equity securities, debt
            securities and money market instruments.  The
            Portfolio invests primarily in the common stocks of established companies the Portfolio
            Manager believes to have above-average
            potential for capital growth. Common stocks typically comprise at least half of the Portfolio's total assets. The remaining assets are generally invested in other securities, including corporate and government debt, convertibles, warrants, preferred stocks, foreign securities, futures, and options, in pursuit of its asset allocation strategy.


            The Portfolio's common stocks generally fall into one of two categories:

             o the larger category comprises long-term core holdings whose purchase prices, when bought, are considered low in terms of company assets, earnings, or other factors

             o the smaller category comprises opportunistic investments whose prices are expected by the Portfolio Manager to rise in the short term but not necessarily over the long term.
                Since the Portfolio Manager attempts to
                prevent losses as well as achieve gains, it typically uses a value approach in selecting investments. Its in-house research team seeks to identify companies that seem undervalued by various measures, such as price/book value, and may be temporarily out of favor, but have good prospects for capital appreciation. The Portfolio Manager may establish relatively large positions in companies it finds particularly attractive

            The Portfolio's approach differs from that of many other stock funds. The Portfolio Manager works as hard to reduce risk as to maximize gains and may realize gains rather than lose them in market declines. In addition, the Portfolio Manager searches for the best risk/reward values among all types of securities. The portion of the Portfolio invested in a particular type of security, such as common stocks, results largely from case-by-case investment decisions, and the size of the Portfolio's cash reserve may reflect the Portfolio Manager's ability to find companies that meet valuation criteria rather than his market outlook.

            The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

            DEBT SECURITIES. Debt securities, including convertible bonds, may often constitute between 25% and 50% of the Portfolio's overall portfolio. The Portfolio may purchase debt securities of any maturity. The weighted average maturity of the debt portfolio generally will be between four and ten years, but may be shorter or longer. The Portfolio Manager may invest up to 15% of the Portfolio's assets in debt securities that are rated below investment-grade or, if not rated, of equivalent quality. For a description of bond ratings, please refer to the Statement of Additional Information.

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            MONEY MARKET INSTRUMENTS. If there are remaining assets available for investment, the Portfolio Manager may invest the balance in any of the following money market instruments with remaining maturities not exceeding one year:

              (1) shares of the Reserve Investment Fund, an internally managed money market fund of
                    T. Rowe Price


              (2)   U.S. government obligations

              (3) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks that have more than $1 billion in assets and are members of the Federal Reserve System or are examined by the Comptroller of the Currency whose deposits are insured by the Federal Deposit Insurance Corporation

              (4) commercial paper rated at the date of purchase in the two highest rating categories

              (5)   repurchase agreements

            The Portfolio also may invest in short-term U.S.
            dollar-denominated obligations of foreign banks if, at the time of purchase, such banks have more than $1 billion in assets.

            The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

PRINCIPAL   An investment in the Portfolio is subject to the
RISKS       following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK             o  INTEREST RATE RISK

             o  CALL RISK                o  INCOME RISK

             o  MARKET AND COMPANY       o  CREDIT RISK
                RISK

            An investment in the Portfolio is subject to the following additional principal risk:

             o VALUE INVESTING RISK. A particular risk of the Portfolio's value or "contrarian" approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced. If the Portfolio has large holdings in a relatively small number of companies, disappointing performance by those companies will have a more adverse impact on the Portfolio than would be the case with a more diversified fund.

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            The Portfolio Manager's opportunistic trading approach and willingness to realize gains could result in higher taxable capital gain distributions than other stock funds. A sizable cash or fixed income position may hinder the Portfolio from participating fully in a strong, rapidly rising bull market. In addition, significant exposure to bonds increases the risk that the Portfolio's share value could be hurt by rising interest rates or credit downgrades or defaults. Convertible securities are also exposed to price fluctuations of the company's stock.

            This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use.
            For such information, please refer to the Statement of Additional Information.

MORE        T. Rowe Price Associates, Inc. has managed the
ON THE      Portfolio since January, 1995.  T. Rowe Price was
PORTFOLIO   founded in 1937 by the late Thomas Rowe Price, Jr.
MANAGER     As of December 31, 1999, the firm and its affiliates
            managed over $179 billion in assets. The address of T. Rowe Price is 100 East Pratt Street,
            Baltimore, Maryland 21202.

            The Portfolio is managed by an Investment
            Advisory Committee.  Richard P. Howard,
            the Committee Chair, has day-to-day
            responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Howard has been Chairman of the Committee since 1995. He joined T. Rowe Price in 1982 and has been managing investments since 1989.

            T. Rowe Price also manages the Equity Income
            Portfolio.

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TOTAL  RETURN  PORTFOLIO

PORTFOLIO
MANAGER     Massachusetts Financial Services Company

INVESTMENT
OBJECTIVE   Above-average income (compared to a portfolio
            entirely invested in equity securities)
            consistent with the prudent employment of capital. A secondary goal is the reasonable opportunity for growth of capital and income.

PRINCIPAL
INVESTMENT  The Portfolio is a "balanced fund," and invests
STRATEGY in a combination of equity and fixed income securities. Under normal market conditions, the Portfolio invests:

             o at least 40%, but not more than 75%, of its assets in common stocks and related securities (referred to as equity securities) such as preferred stock, bonds, warrants or rights convertible into stock, and depository receipts for those securities.

             o at least 25%, but not more than 60%, of its net assets in non-convertible fixed income securities.

            The Portfolio may vary the percentage of its assets invested in any one type of security (within the limits described above) based on the Portfolio Manager's interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values.

            EQUITY PORTION. The Portfolio Manager uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based on fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management abilities) performed by the Portfolio Manager and its group of equity research analysts and generally not selected based on the industry in which they belong.

            While the Portfolio may invest in all types of equity securities, the Portfolio Manager generally purchases equity securities of companies that the Portfolio Manager believes are undervalued in the market relative to their long-term potential. The Portfolio Manager deems equity securities of companies to be undervalued where:

             o they are viewed by the Portfolio Manager as being temporarily out of favor in the market due to any of the following:

             o  a decline in the market

             o  poor economic conditions

             o developments that have affected or may affect the issuer of the securities or the issuer's industry

             o  the market has overlooked them

            Undervalued equity securities generally have low price-to-book, price-to-sales and/or price-to-earnings ratios. The Portfolio focuses on undervalued equity securities issued by companies with relatively large market capitalizations (i.e., market capitalizations of $5 billion or more).

            As noted above, the Portfolio's investments in equity securities include convertible

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            securities. A convertible security is a security that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security generally provides:

             o  a fixed income stream

             o  the opportunity, through its conversion
                feature, to participate in an increase in the market price of the underlying common stock.

            FIXED INCOME PORTION. The Portfolio invests in securities that pay a fixed interest rate, including:

             o U.S. government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed by, the U.S. government or one of its agencies or instrumentalities,

             o mortgage-backed and asset-backed securities, which represent interest in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables. These investments entitle the Portfolio to a share of the principal and interest payments made on the underlying mortgage, car loan, or credit card. For example, if the Portfolio invests in a pool that includes your mortgage loan, a share of the principal and interest payments on your mortgage would pass to the Portfolio, and

             o corporate bonds, which are bonds or other debt obligations issued by corporations or other similar entities.

            In selecting fixed income investments for the Portfolio, the Portfolio Manager considers the views of its group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used as a tool in making or adjusting the Portfolio's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed-income securities, the Portfolio Manager does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

            The Portfolio may invest up to 20% of its assets in foreign securities, including securities of companies in emerging or developing markets, and up to 20% of its assets in lower rated nonconvertible fixed income securities and comparable unrated securities. The Portfolio may invest with no limitation in mortgage pass-through securities and American Depository Receipts.

            The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

PRINCIPAL   An investment in the Portfolio is subject to the
RISKS       following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK             o  INTEREST RATE RISK

             o  INCOME RISK              o  CREDIT RISK

             o  CALL RISK                o  MARKET AND COMPANY
                                            RISK

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            An investment in the Portfolio is subject to the following additional principal risks:

             o ALLOCATION RISK. The Portfolio will allocate its investments between equity and fixed income securities, and among various segments of the fixed income markets, based upon judgments made by the Portfolio Manager.
                The Portfolio could miss attractive
                investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

             o CONVERTIBLE SECURITIES RISK. Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

             o EMERGING MARKET RISK. Investment in emerging markets countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after investments in those currencies by the Portfolio. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

                Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

             o  UNDERVALUED SECURITIES RISK.  Prices of
                securities react to the economic condition of the company that issued the security. The Portfolio equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. The Portfolio Manager invests in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise or may fall.

             o  HIGH YIELD BOND RISK.  High yield bonds
                (commonly referred to as "junk bonds") generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically have greater potential price volatility and principal and income risk. High yield bonds are not considered investment grade.

             o FOREIGN INVESTMENT AND CURRENCY RISK. In many foreign countries there is less publicly available information about companies than is available in the United States. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, and auditing practices

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                and requirements may not be comparable to those applicable to U.S. companies. Further, the Portfolio may encounter difficulties or be unable to pursue legal remedies or obtain judgments in foreign courts.

                The values of foreign investments may be affected by changes in currency rates or exchange control regulations. If the local currency gains strength against the U.S. dollar, the value of the foreign security increases in U.S. dollar terms. Conversely, if the local currency weakens against the U.S. dollar, the value of the foreign security declines in U.S. dollar terms. U.S. dollar-denominated securities of foreign issuers, including depository receipts, also are subject to currency risk based on their related investments.

            This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use.
            For such information, please refer to the Statement of Additional Information.

MORE        Massachusetts Financial Services Company ("MFS")
ON THE      has managed the Portfolio since its inception.
PORTFOLIO   MFS is the United States oldest mutual fund organization.
MANAGER     MFS and its predecessor organizations have
            managed money since 1924 and founded the first mutual fund in the United States. MFS is a subsidiary of Sun Life Assurance Company of
            Canada (U.S.), which in turn is an indirect subsidiary of Sun Life Assurance Company of
            Canada (referred to as "Sun Life"). Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the United States since 1895.
            As of December 31, 1999, MFS managed net assets of approximately $136.72 billion (approximately
            $109.5 billion in equity securities and $10.7 billion in securities of foreign issuers and foreign denominated securities of U.S. issuers) on behalf of approximately 3.7 million investor accounts. The address of MFS is 500 Boylston
            Street, Boston, Massachusetts  02116.

            The Portfolio is managed by a portfolio management team consisting of five members. David M. Calabro, a Senior Vice President of MFS, heads the portfolio management team and manages the common stock portion of the Portfolio. Mr. Calabro has been employed by MFS as a portfolio manager since 1992.

            MFS also manages the Mid-Cap Growth Portfolio and the Research Portfolio.

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EQUITY  INCOME  PORTFOLIO

PORTFOLIO
MANAGER     T. Rowe Price Associates, Inc.

INVESTMENT  Substantial dividend income as well as long-term
OBJECTIVE   growth of capital.

PRINCIPAL   The Portfolio normally invests at least 65% of
INVESTMENT  its assets in the common stocks of well-
STRATEGY    established companies paying above-average
            dividends. The Portfolio Manager typically employs a "value" approach in selecting investments. The Portfolio Manager's in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth.

            In selecting investments, the Portfolio Manager generally looks for companies with the following:

             o  an established operating history.

             o above-average dividend yield relative to the S&P 500.

             o  low price/earnings ratio relative to the S&P
                500.

             o a sound balance sheet and other positive financial characteristics.

             o  low stock price relative to a company's
                underlying value as measured by assets, cash flow or business franchises.

            While most of the Portfolio's assets will be invested in U.S. common stocks, it may also invest in other securities, including foreign securities, debt securities and futures and options in keeping with its objectives. The Portfolio may also invest in shares of the Reserve
            Investment Fund, an internally managed money market fund of T. Rowe Price.

            The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

PRINCIPAL   An investment in the Portfolio is subject to the
RISKS       following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK             o  MARKET AND COMPANY
                                            RISK

            An investment in the Portfolio is subject to the following principal additional risk:

             o VALUE INVESTING RISK. A particular risk of the Portfolio's value or "contrarian" approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced. If the Portfolio has large holdings in a relatively small number of companies, disappointing performance by those companies will have a more adverse impact on the Portfolio than would be the case with a more diversified fund.

            This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

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            The Porfolio's emphasis on stocks of established companies paying high dividends and its potential investments in fixed income securities may limit its potential for appreciation in a broad market advance. Such securities may also be hurt when interest rates rise sharply. Also, a company may reduce or eliminate its dividend.

MORE        T. Rowe Price Associates, Inc. has managed the
ON THE      Portfolio since March 1, 1999. Prior to that,
PORTFOLIO   different firms at different times served as
MANAGER     portfolio manager.  T. Rowe Price was founded in
            1937 by the late Thomas Rowe Price, Jr.  As of
            December 31, 1999, the firm and its affiliates managed over $179 billion in assets.
            The address of T. Rowe Price is 100 East Pratt
            Street, Baltimore, Maryland  21202.


            The Portfolio is managed by an Investment
            Advisory Committee.  Brian Rogers, as
            Committee Chair, has day-to-day
            responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program.
            Mr. Rogers has been Chairman of the Committee since March 1999. He joined T. Rowe Price in
            1982.

            T. Rowe Price also manages the Fully Managed
            Portfolio.

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                      DESCRIPTION OF THE PORTFOLIOS
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INVESTORS  PORTFOLIO

PORTFOLIO
MANAGER     Salomon Brothers Asset Management, Inc.

INVESTMENT
OBJECTIVE   Seek long-term growth of capital.  Current income is a
            secondary objective.

PRINCIPAL   The Portfolio invests primarily in equity securities
INVESTMENT  of U.S. companies.  The Portfolio may also invest in other
STRATEGY    equity securities.  To a lesser degree, the Portfolio invests in income producing securities such as debt securities.

            The Portfolio Manager emphasizes individual security selection while spreading the Portfolio's investments across industries, which may help to reduce risk. The Portfolio Manager focuses on established large capitalization companies, defined by the Portfolio Manager as companies with over $5 billion in market capitalization, seeking to identify those companies with solid growth potential at reasonable values. The Portfolio Manager employs fundamental analysis to analyze each company in detail, ranking its management, strategy and competitive market position.

            In selecting individual companies for investment, the Portfolio Manager looks for the following:

                o   Long-term history of performance

                o   Competitive market position

                o   Competitive products and services

                o   Strong cash flow

                o   High return on equity

                o   Strong financial condition

                o   Experienced and effective management

                o   Global scope

            Investment ideas are subjected to extensive, fundamental analysis, focusing on four key criteria:

                o   Operating characteristics

                o   Financial character

                o   Quality of management

                o   Valuation

            Only companies that pass the Portfolio Manager's strict, in-depth research and debate are eligible for purchase. The Portfolio Manager's bottom-up approach focuses on creating an information advantage through a thorough understanding of company fundamentals.

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PRINCIPAL   Any investment in the Portfolio is subject to the following
RISKS       principal risks described under "Introduction -- General Risk
            Factors":

                o   Manager Risk

                o   Market and Company Risk

                o   Call Risk

                o   Income Risk

                o   Interest Rate Risk

                o   Credit Risk

                o   Maturity Risk

            An investment in the Portfolio is subject to the following additional principal risk:

                o Growth Investing Risk. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

            This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio Manager may use. For such information, please refer to the Statement of Additional Information.

MORE ON     Salomon Brothers Asset Management, Inc. (SBAM) is a full-service,
THE         global investment management organization and is wholly owned by
PORTFOLIO   Salomon Smith Barney Holdings Inc., which is a subsidiary of
MANAGER     Citigroup Inc.  SBAM has been registered as a U.S. Investment
            Advisor since 1989.  As of December 31, 1999, SBAM manages over
            $30 billion in assets, including a wide spectrum of equity and fixed income products for both institutional and private investors, including corporations, pension funds, public funds, central banks, insurance companies, supranational organizations, endowments and foundations. The headquarters of SBAM is located at 7 World
            Trade Center New York City, NY 10048. Additionally, the firm maintains investment management offices in Frankfurt, London, Hong Kong and Tokyo.


            Name                Position and Recent Business Experience
            ----                ---------------------------------------
            Ross Margolies      Managing Director and Senior Portfolio Manager

                                Mr. Margolies has been working with insurance companies throughout his career, including in his previous positions at Lehman Brothers and Prudential Securities. Prior to working for SBAM, he served as Vice President in various investment management positions for three years at Guy Carpenter Corporation, one of the world's largest reinsurance brokerage companies. Mr. Margolies began his career at SBAM management in 1994, also working in various investment management positions.

            John Cunningham     Senior Portfolio Manager and Director

                                Mr. Cunningham joined SBAM in 1995 and has ten years experience in the industry. Prior to becoming a Portfolio Manager, Mr. Cunningham was an investment banker in the Global power group at Salomon Brothers Inc. Mr. Cunningham has served in various investment management positions during his tenure at SBAM.

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VALUE  EQUITY  PORTFOLIO

PORTFOLIO
MANAGER     Eagle Asset Management, Inc.

INVESTMENT
OBJECTIVE   Capital appreciation.  Dividend income is a
            secondary objective.

PRINCIPAL   The Portfolio normally invests primarily in equity
INVESTMENT  securities of domestic and foreign issuers that
STRATEGY    meet quantitative standards relating to financial
            soundness and high intrinsic value relative to price. The principal strategies used to select the investments include:

              (i) A three-step process to identify possible value opportunities:

                     o Screening the universe of equity securities for five key variables: low price-to-book ratios; low price-to-sales ratios; low price-to earnings ratios; attractive relative dividend yield; and relative price-to-earnings ratios

                     o Performing in-depth fundamental research on individual companies including their industry outlook and trends, strategy, management strength, and financial stability

                     o Using a discounted free cash flow model to identify securities that are trading at a significant discount to their estimated intrinsic value

              (ii) Identifying stocks trading at a significant discount to their underlying intrinsic value and which fall into at least one of three basic categories:

                     o "Pure" value opportunities: stocks that appear attractive relative to the broader market

                     o "Relative" value opportunities: stocks that trade at a discount to the valuation parameters that the market has historically applied to them or their peer group

                     o "Event-driven" value opportunities: stocks whose underlying value may be recognized as a result of a realized or anticipated event

PRINCIPAL   An investment in the Portfolio is subject to the
RISKS       following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK             o  MARKET AND COMPANY
                                            RISK

            An investment in the Portfolio is subject to the following additional principal risks:

             o VALUE INVESTING RISK. Undervalued stock may not realize their perceived value for extended periods of time. Value stocks may respond differently to market and other developments than other types of stocks. Value stocks typically underperform when other investing styles, such as growth investing, are in favor.

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             o FOREIGN INVESTMENT RISK. In many foreign countries there is less publicly available information about companies than is available in the United States. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, the Portfolio may encounter difficulties or be unable to pursue legal remedies or obtain judgments in foreign courts.

            This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use.
            For such information, please refer to the Statement of Additional Information.


MORE ON     Eagle Asset Management, Inc. ("Eagle Asset") has
THE         managed the Portfolio since its inception.  Eagle
PORTFOLIO   Asset is in the business of managing
MANAGER     institutional client accounts and individual
            accounts on a discretionary basis. Eagle Asset is a subsidiary of Raymond James Financial, Inc., a publicly traded company whose shares are listed on the New York Stock Exchange. As of December
            31, 1999, Eagle Asset had approximately $6.3 billion in client assets under management. The address of Eagle Asset is 880 Carillon Parkway,
            St. Petersburg, Florida 33716.

            The following person at Eagle Asset is
            primarily responsible for the day-to-day investment decisions of the Portfolio:

            Name                Position and Recent Business Address
            ----                ------------------------------------

            Edward Cowart       Managing Director and Portfolio Manager

                                Mr. Cowart assumed responsibility for
                                the day-to-day investment decisions of
                                the Value Equity Portfolio on August 17,
                                1999.  Prior to that, he served as
                                Managing Director for a major investment advisor since 1990. He has 27 years of investment experience and is a Certified Financial Analyst.

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                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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RISING  DIVIDENDS  PORTFOLIO

PORTFOLIO
MANAGER     Kayne Anderson Investment Management, LLC

INVESTMENT
OBJECTIVE   Capital appreciation.  A secondary objective is
            dividend income.

PRINCIPAL   The Portfolio invests in high-quality equity
INVESTMENT  securities, most of which meet all of the
STRATEGY    following quality criteria:

             o regular dividend increases during the last 10 years

             o  at least 35% of earnings reinvested annually

             o  credit rating of "A" to "AAA" or its
                equivalent

            There may be, from time to time, other high-quality securities in the Portfolio which meet most, but not all, of the criteria, but which the Portfolio Manager deems a suitable investment. In addition to common stocks, the Portfolio may invest in securities convertible into common stocks, or rights or warrants to subscribe for or purchase common stocks.

            In selecting equity securities, the Portfolio Manager screens databases to create a universe of companies that meet the preceding criteria. The Portfolio Manager then fundamentally analyzes the securities. This research involves study of competitive industry conditions, discussions with company management, spreadsheet analysis, and valuation projections. A proprietary computer model compares expected rates of return for each equity security in the universe. In deciding whether to purchase a security, the Portfolio Manager appraises a company's fundamental strengths and relative attractiveness based on its expected return.

            The Portfolio generally holds at least 25 to 30 different securities. These securities are diversified by industry. The security selection discipline also seeks to avoid over-concentration in any single sector or company.

PRINCIPAL   An investment in the Portfolio is subject to the
RISKS       following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK             o  MARKET AND COMPANY
                                            RISK

            An investment in the Portfolio is subject to the following additional principal risk:

             o MANAGEMENT TECHNIQUE RISK. The Portfolio is managed based on proprietary computer models and techniques developed by the Portfolio
                Manager. The Portfolio Manager cannot assure you that such management techniques will correctly predict earnings growth, or enable the Portfolio to achieve its investment objective.

            This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use.
            For such information, please refer to the Statement of Additional Information.

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MORE        The Portfolio has been managed by Kayne Anderson
ON THE      Investment Management, LLC or its predecessor
PORTFOLIO   since the Portfolio's inception.  Kayne Anderson
MANAGER     has been in the business of furnishing investment
            advice to institutional and private clients since
            1984, when founded by Richard A. Kayne and John
            E. Anderson.  As of December 31, 1999, Kayne
            Anderson managed portfolios amounting to approximately $5.3 billion. The address of Kayne
            Anderson is 1800 Avenue of the Stars, Suite 200,
            Los Angeles, California 90067.

            The following persons at Kayne Anderson are primarily responsible for the day-to-day investment decisions of the Portfolio:

            Name                Position and Recent Business Experience
            ----                ---------------------------------------

            Allan M. Rudnick    Chief Investment Officer and Portfolio
                                Manager

                                Mr. Rudnick has served as Chief
                                Investment Officer for Kayne Anderson
                                since 1989, and as President since 1999.

           Paul Wayne           Director of Research and Portfolio Manager
                                Mr. Wayne has been employed by Kayne
                                Anderson since 1992.

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                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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MANAGED  GLOBAL  PORTFOLIO

PORTFOLIO
MANAGER     Capital Guardian Trust Company

INVESTMENT
OBJECTIVE   Capital appreciation.  Current income is only an
            incidental consideration.

PRINCIPAL   The Portfolio invests primarily in common stocks
INVESTMENT  traded in securities markets throughout the
STRATEGY    world.  The Portfolio may invest up to 100% of
            its total assets in securities traded in securities markets outside the United States.
            The Portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States.

            In unusual market circumstances where the Portfolio Manager believes that foreign investing may be unduly risky, all of the Portfolio's assets may be invested in the United States. The Portfolio may hold a portion of its assets in cash or money market instruments.

            The Portfolio may invest in any type of company, large or small, with earnings showing relatively strong growth trend, or in a company in which significant further growth is not anticipated but whose securities are thought to be undervalued. The Portfolio may also invest in small and relatively less well known companies.

            The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

PRINCIPAL   An investment in the Portfolio is subject to the
RISKS       following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK             o  MARKET AND COMPANY RISK

            An investment in the Portfolio is subject to the following additional principal risks:

             o EMERGING MARKET RISK. Investment in emerging markets countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after investments in those currencies by the Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

                Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that may restrict the transfer of currency from a given country; or creation of government monopolies.

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                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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             o SMALL COMPANY RISK. Investing in securities of small companies may involve greater risks than investments in larger, more established issuers. Smaller companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, amore established companies. In addition, smaller companies are typically subject to greater changes in earnings and business prospects than are larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks. Although investing in small companies offers potential for above-average returns, the companies may not "succeed, and the value of stock shares could decline significantly.

             o FOREIGN INVESTMENT AND CURRENCY RISK. In many foreign countries there is less publicly available information about companies than is available in the United States. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, the Portfolio may encounter difficulties or be unable to pursue legal remedies or obtain judgments in foreign courts.

                The values of foreign investments may be affected by changes in currency rates or exchange control regulations. If the local currency gains strength against the U.S. dollar, the value of the foreign security increases in U.S. dollar terms. Conversely, if the local currency weakens against the U.S. dollar, the value of the foreign security declines in U.S. dollar terms. U.S. dollar-denominated securities of foreign issuers, including depository receipts, also are subject to currency risk based on their related investments.

             o GEOGRAPHIC CONCENTRATION RISK. If a fund invests most of its assets in a single country or region, its portfolio will be more susceptible to factors adversely affecting issuers located in that country or region than would a more geographically diverse portfolio of securities.

             o DIVERSIFICATION RISK. A non-diversified fund will be more volatile than a diversified fund because it invests its assets in a smaller number of issuers. The gains or losses on a single security or issuer will, therefore, have a greater impact on the non-diversified fund's net asset value.

            This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use.
            For such information, please refer to the Statement of Additional Information.

MORE ON     Capital Guardian Trust ("Capital Guardian"), located at
THE         333 South Hope Street, Los Angeles, CA 90071, began management
PORTFOLIO   of the Portfolio on February 1, 2000.   Capital Guardian
MANAGER     is a wholly owned subsidiary of Capital Group International,
            Inc. which is located at the same address as Capital Guardian.
            Capital Guardian has been providing investment management services since 1968 and manages over $123 billion in assets as of December 31, 1999. Capital Guardian is a Trust Company and, therefore, is not required to register as an investment advisor pursuant to provisions of the Investment Advisors Act of 1940.

            The following persons at Capital Guardian are primarily responsible for the day-to-day investment decisions of the Portfolio:

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                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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            Name                    Position and Recent Business Experience
            ----                    ---------------------------------------
            David I. Fisher         Mr. Fisher is Chairman of the Board of
                                    Capital Group International, Inc. with
                                    portfolio management responsibilities
                                    for Capital Guardian Trust Company, and
                                    joined the Capital Guardian Trust
                                    organization in 1969.

            Eugene P. Stein         Mr. Stein is an Executive Vice President
                                    of Capital Guardian Trust Company, and
                                    joined the Capital Guardian Trust
                                    organization in 1972.

            Christopher A. Reed     Mr. Reed is a Vice President of Capital
                                    International Research, Inc. with
                                    portfolio management responsibilities
                                    for Capital Guardian Trust Company,
                                    and joined the Capital Guardian Trust
                                    organization in 1993.

            Michael R. Erickson     Mr. Erickson is a Senior Vice President
                                    and portfolio manager for Capital
                                    Guardian Trust Company, and joined the
                                    Capital Guardian Trust organization in
                                    1986.

            Richard N. Havas        Mr. Haves is a Senior Vice President and
                                    a portfolio manager with research
                                    responsibilities for the Capital Guardian
                                    Trust Company, and joined the Capital
                                    Guardian Trust organization in 1985.

            Nancy J. Kyle           Ms. Kyle is a Senior Vice President of
                                    Capital Guardian Trust Company, and
                                    joined the Capital Guardian Trust
                                    organization in 1990.

            Robert Ronus            Mr. Ronus is President of Capital
                                    Guardian Trust Company, and joined the
                                    Capital Guardian Trust organization
                                    in 1972.

            Lionel M. Sauvage       Mr. Sauvage is a Senior Vice President
                                    of Capital Guardian Trust Company, and
                                    joined the Capital Guardian Trust
                                    organization in 1986.

            Nilly Sikorsky          Ms. Sikorsky is President and Managing
                                    Director of Capital International with
                                    portfolio management responsibilities
                                    for Capital Guardian Trust Company,
                                    and joined the Capital Guardian Trust
                                    organization in 1962.

            Rudolf M. Staehelin     Mr. Staehelin is a Senior Vice President
                                    and Director of Capital International
                                    Research, Inc. with portfolio management responsibilities for Capital Guardian
                                    Trust Company, and joined the Capital
                                    Guardian Trust organization in 1981.

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LARGE  CAP  VALUE  PORTFOLIO

Portfolio
Manager     Capital Guardian Trust Company

Investment
Objective   Seek long-term growth of capital and income

Principal   The Portfolio Manager seeks to achieve the Portfolio's
Investment  investment objective by investing, under normal market
Strategy    conditions, primarily in equity and equity-related
            securities of companies with market capitalization greater than $1 billion at the time of purchase.

            In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income. The portfolio may hold American Depository Receipts, which are U.S. registered securities of foreign issuers that are denominated in U.S. dollars, and other securities representing ownership interests in securities of foreign companies, such as European Depository Receipts and Global Depository Receipts.

PRINCIPAL   Any investment in the Portfolio involves the possibility
RISKS       that you will lose money or not make money.  An investment in the Portfolio is subject to the following principal risks described under "Introduction -- General Risk Factors":

                o   MANAGER RISK

                o   MARKET AND COMPANY RISK

            An investment in the Portfolio is subject to the following additional principal risks:

                o GROWTH INVESTMENT RISK. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

            This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

MORE ON     Capital Guardian Trust ("Capital Guardian"), located at
THE         333 South Hope Street, Los Angeles, CA 90071, began management
PORTFOLIO   of the Portfolio on February 1, 2000.   Capital Guardian
MANAGER     is a wholly owned subsidiary of Capital Group International,
            Inc. which is located at the same address as Capital Guardian.
            Capital Guardian has been providing investment management services since 1968 and manages over $123 billion in assets as of December 31, 1999. Capital Guardian is a Trust Company and, therefore, is not required to register as an investment advisor pursuant to provisions of the Investment Advisers Act of 1940.

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                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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            The following persons at Capital Guardian are primarily responsible for the day-to-day investment decisions of the Portfolio:

            Name                    Position and Recent Business Experience
            ----                    ---------------------------------------
            Donnalisa P. Barum      Ms. Barum is a Senior Vice President and
                                    Portfolio Manager.  She joined the Capital
                                    Guardian Organization in 1986 where she
                                    served in various portfolio management
                                    positions.

            Michael R. Erickson     Mr. Erickson is a Senior Vice President
                                    and Portfolio Manager. He joined the
                                    Capital Guardian organization in 1987
                                    where he served in various investment
                                    management capacities.

            David Fisher            Mr. Fisher is Chairman of the Board of
                                    Capital Guardian Group International,
                                    Inc. and Capital Guardian.  He joined
                                    the Gapital Guardian organization in
                                    1969 where he served in various
                                    portfolio management positions.

            Theodore R. Samuels     Mr. Samuels is a Senior Vice President
                                    and Director for Capital Guardian, as
                                    well as a Director of Capital
                                    International Research, Inc.  He joined
                                    the Capital Guardian organization in 1981 where he served in various portfolio management positions.

            Eugene P. Stein         Mr. Stein is Executive Vice President,
                                    a Director, a portfolio manager, and
                                    Chairman of the Investment Committee
                                    for Capital Guardian.  He joined the
                                    Capital Guardian organization in 1972
                                    where he served in various portfolio
                                    manager positions.

            Terry Berkemeier        Mr. Berkemeier is a Vice President of
                                    Capital International Research, Inc.
                                    with U.S. equity portfolio management
                                    responsibility in Capital Guardian.
                                    He joined the Capial Guardian
                                    organization in 1992.

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ALL CAP  PORTFOLIO

PORTFOLIO
MANAGER     Salomon Brothers Asset Management, Inc.

INVESTMENT  Capital Appreciation through investment in securities
OBJECTIVE   which the Portfolio Manager believes have above-average
            capital appreciation potential


PRINCIPAL
INVESTMENT  The Portfolio invests primarily in equity securities of
STRATEGY    U.S. companies.

            The Portfolio Manager emphasizes individual security selection while spreading the Portfolio's investments across industries, which may help to reduce risk. The Portfolio Manager seeks to identify those companies that offer the greatest potential for capital appreciation through careful fundamental analysis of each company and its financial characteristics. The Portfolio Manager evaluates companies of all sizes.

            In selecting individual companies for investment, the Portfolio Manager looks for the following:

                o Stock prices that appear to undervalue the company's assets or do not adequately reflect factors such as favorable industry trends, lack of investor recognition or the short-term nature of earnings declines

                o Special situations such as existing or possible changes in management, corporate policies, capitalization or regulatory environment which may boost earnings or the market price of the company's shares

                o Growth potential due to technological advances, new products or services, new methods of marketing or production, changes in demand or other significant new developments which may enhance future earnings

            Equity investments may involve added risks. Investors could lose money on their investment in the Portfolio.

            The Portfolio is non-diversified and, when compared with other funds, may invest a portion of its assets in a particular issuer. A non-diversified portfolio has greater exposure to the risk of default or the poor earnings of the issuer.

            The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which may affect the Portfolio's performance.


PRINCIPAL   Any investment in the Portfolio involves the possibility that
RISKS       you will lose money or not make money.  An investment in the
            Portfolio is subject to the following principal risks described under "Introduction -- General Risk Factors":

                o   Manager Risk

                o   Market and Company Risk

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            An investment in the Portfolio is subject to the following additional principal risks:

                o GROWTH INVESTING RISK. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

                o SMALL COMPANY RISK. Investing in securities of small companies may involve greater risks than investing in larger, more established issuers. Smaller companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly.

                o MID-CAP COMPANY RISK. Investment in securities of mid-cap companies entails greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies.
                    As a result, their stock prices may decline significantly as market conditions change.

                o UNDERVALUED SECURITIES RISK. Prices of securities react to the economic condition of the company that issued the security. The Portfolio's equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. The Portfolio Manager invests in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise or may fall.

            This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement Additional Information.

MORE ON     Salomon Brothers Asset Management, Inc. (SBAM) is a full-
THE         service, global investment management organization and
PORTFOLIO   is wholly-owned by Salomon Smith Barney Holdings Inc.,
MANAGER     which is a subsidiary of Citigroup Inc.  SBAM was registered as a U.S. investment advisor in 1989. As of December 31, 1999, SBAM manages over $30 billion in assets, including a wide spectrum of equity and fixed income products for both institutional and private investors, including corporations, pension funds, public funds, central banks, insurance companies, supranational organizations, endowments and foundations. The headquarters of SBAM is located at 7 World
            Trade Center New York, NY 10048. Additionally, the firm maintains investment management offices in Frankfurt, London, Hong Kong and Tokyo.

            The following persons at SBAM are primarily responsible for the day-to-day investment decisions of the Portfolio:

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            Name                Position and Recent Business Experience
            ----                ---------------------------------------
            Ross Margolies      Managing Director and Senior Portfolio Manager

                                Mr. Margolies has been working with insurance companies throughout his career, including in his previous positions at Lehman Brothers and Prudential Securities. Prior to working for SBAM, he served as Vice President in various investment management positions for three years at Guy Carpenter Corporation, one of the world's largest reinsurance brokerage companies. Mr. Margolies began his career at SBAM management in 1994, also working in various investment management positions.

            Robert Donahue      Director and Co-Portfolio Manager

                                Mr. Donahue has been employed by SBAM since 1987 and has managed various mutual funds and private accounts during that time.

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RESEARCH  PORTFOLIO

PORTFOLIO
MANAGER     Massachusetts Financial Services Company

INVESTMENT
OBJECTIVE   Long-term growth of capital and future income

PRINCIPAL   The Portfolio normally invests at least 80% of
INVESTMENT  its total assets in common stocks and related
STRATEGY    securities (such as preferred stocks, convertible
            securities and depository receipts).  The
            Portfolio focuses on companies that the Portfolio
            Manager believes have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management. The Portfolio may invest in companies of any size. The Portfolio's investments may include securities traded on securities exchanges or in the over-the-counter markets.

            A committee of investment research analysts selects portfolio securities for the Portfolio. This committee includes investment analysts employed by the Portfolio Manager and its affiliate. The committee allocates the Portfolio's assets among various industries. Individual analysts then select what they view as the securities best suited to achieve the Portfolio's investment objective within their assigned industry responsibility.

            The Portfolio may invest in foreign equity securities (including emerging market securities), and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date.

            The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

PRINCIPAL   An investment in the Portfolio is subject to the
RISKS       following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK             o  MARKET AND COMPANY
                                            RISK

            An investment in the Portfolio is subject to the following additional principal risks:

             o OTC INVESTMENT RISK. Investing in securities traded on the over-the-counter (OTC) securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies that are smaller or newer than those listed on the New York or American Stock Exchange. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater risk of loss than securities of larger

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                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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                capitalization or established companies.
                Shares of the Portfolio, therefore, are
                subject to greater fluctuation in value than shares of a conservative equity fund or of a growth fund that invests entirely in proven growth stocks.

             o FOREIGN INVESTMENT RISK. In many foreign countries there is less publicly available information about companies than is available in the United States. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, the Portfolio may encounter difficulties or be unable to pursue legal remedies or obtain judgments in foreign courts.

            The values of foreign investments may be affected by changes in currency rates or exchange control regulations. If the local currency gains strength against the U.S. dollar, the value of the foreign security increases in U.S. dollar terms. Conversely, if the local currency weakens against the U.S. dollar, the value of the foreign security declines in U.S. dollar terms. U.S. dollar-denominated securities of foreign issuers, including depository receipts, also are subject to currency risk based on their related investments.

            This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use.
            For such information, please refer to the Statement of Additional Information.

MORE        Massachusetts Financial Services Company ("MFS")
ON THE      has managed the Portfolio since its inception.
PORTFOLIO   MFS is the United States oldest mutual fund organization.
MAMANGER    MFS and its predecessor organizations have
            managed money since 1924 and founded the first mutual fund in the United States. MFS is a subsidiary of Sun Life Assurance Company of
            Canada (U.S.), which in turn is an indirect subsidiary of Sun Life Assurance Company of
            Canada ("Sun Life"). Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the United States since 1895. As of December 31, 1999, MFS managed net assets of approximately $136.72 billion (approximately
            $109.5 billion in equity securities and $10.7 billion in securities of foreign issuers and foreign denominated securities of U.S. issuers) on behalf of approximately 3.7 million investor accounts. The address of MFS is 500 Boylston
            Street, Boston, Massachusetts  02116.

            The Portfolio is managed by a committee of research analysts employed by MFS and it's investment advisory affiliates.

            MFS also manages the Mid-Cap Growth Portfolio and the Total Return Portfolio.

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CAPITAL  APPRECIATION  PORTFOLIO

PORTFOLIO
MANAGER     A I M Capital Management Group, Inc.

INVESTMENT
OBJECTIVE   Long-term capital growth

PRINCIPAL   The Portfolio invests primarily in equity
INVESTMENT  securities the Portfolio Manager believes to be
STRATEGY    undervalued relative to the Portfolio Manager's
            appraisal of the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity markets generally.

            The Portfolio also may invest in preferred stocks and debt instruments that are consistent with its investment objective. Although the Portfolio may receive income from these investments, they will be purchased for their potential for growth of capital and not for their ability to generate income. The Portfolio also may invest up to 25% of its assets in foreign securities.

            The Portfolio Manager focuses on undervalued equity securities of:

             o  out-of-favor cyclical growth companies

             o  established growth companies that are
                undervalued compared to historical relative valuation parameters

             o companies where there is early but tangible evidence of improving prospects that are not yet reflected in the price of the company's equity securities

             o companies whose equity securities are selling at prices that do not reflect the current market value of their assets and where there is reason to expect realization of this potential in the form of increased equity values

            The Portfolio Manager usually sells a particular security when it believes the company no longer fits into any of the above categories.

            In anticipation of, or in response to, adverse market conditions or for cash management purposes, the Portfolio may hold all or a portion of its assets in cash, money market securities, bonds or other debt securities. As a result, the Portfolio may not achieve its investment objective.

PRINCIPAL   An investment in the Portfolio is subject to the
RISKS       following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK             o  MARKET AND COMPANY
                                            RISK

            An investment in the Portfolio is subject to the following additional principal risk:

             o VALUE INVESTING RISK. Undervalued stock may not realize their perceived value for extended periods of time. Value stocks may respond differently to market and other developments than other types of stocks. Value stocks typically underperform when other investing styles, such as growth investing, are in favor.

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            This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use.
            For such information, please refer to the Statement of Additional Information.

MORE        A I M Management, Inc. ("A I M Capital") has
ON THE      managed the Portfolio since April 1, 1999.
PORTFOLIO   A I M Capital is an indirect subsidiary of
MANAGER     AMVESCAP, one of the world's largest independent
            investment companies.  As of December 31, 1999,
            A I M Capital and its immediate parent, A I M
            Advisors, Inc., managed approximately $161 billion in assets. The address of A I M Capital is 11 Greenway Plaza, Houston, TX 77046.

            The following persons at A I M Capital are primarily responsible for the day-to-day investment decisions of the Portfolio:

            Name                    Position and Recent Business Experience
            ----                    ---------------------------------------

            Joel E. Dobberpuhl      Senior Portfolio Manager

                                    Mr. Dubberpuhl has been associated with
                                    A I M Capital and/or its affiliate since
                                    1990.

            Robert A. Shelton       Portfolio Manager

                                    Mr. Shelton has been associated with A I M
                                    Capital and/or its affiliates since
                                    1995. Prior to 1995, he was a financial analyst for CS First Boston.

            Evan G. Harrel          Senior Portfolio Manager

                                    Mr. Harrel has been associated with A I M
                                    Capital and/or its affiliates since
                                    1998.  From 1994 to 1998, he was Vice
                                    President of Van Kamper American Asset
                                    Management, Inc. and a portfolio manager of various growth and equity funds.

            A I M Capital also manages the Strategic Equity
            Portfolio.

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                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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CAPITAL  GROWTH  PORTFOLIO

PORTFOLIO
MANAGER     Alliance Capital Management L.P.

INVESTMENT
OBJECTIVE   Long-term total return

PRINCIPAL
INVESTMENT  The Portfolio invests primarily in common stocks
STRATEGY    of companies where the potential for change
            (earnings acceleration) is significant.
            The Portfolio Manager applies a growth-oriented investment philosophy defined by its:

             o  EARLY RECOGNITION OF CHANGE

                 o Value is created through the dynamics of changing economic, industry and company fundamentals

                 o The Portfolio Manager's willingness to invest on incomplete information

                 o  Judgment about the future, not merely
                    extrapolation of the past

                 o Invest in one to two year relative earnings strength at an early stage and at a reasonable price

             o  COMMITMENT TO FUNDAMENTAL RESEARCH

                 o  Twenty-one fundamental analysts covering U.S.
                    companies

             o  EMPHASIS ON STOCK SELECTION

                 o Emphasis on companies and industries where the potential for change (earnings acceleration) is significant

                 o  Remain fully invested

            Although the Portfolio will focus on companies with market capitalizations of up to $5 billion, the Portfolio remains flexible and may invest in securities of larger companies. The Portfolio may also engage in short sales of securities it expects to decline in price. The Portfolio may invest a substantial portion of its assets in securities issued by small, small-cap and mid-cap companies. These companies may offer greater opportunities for share price increase than larger companies. Equity and debt securities in which the Portfolio normally invests include common and preferred stocks, convertible securities, bonds, and notes.

            The Portfolio may invest in:

             o foreign securities (including in emerging or developing markets)

             o  foreign currencies, options

             o  lower-quality, high yielding debt securities
                (commonly called "junk bonds")

             o  "zero-coupon" bonds

             o  "payment-in-kind" bonds

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            At times the Portfolio may invest more than 25% of its assets in securities of issuers in one or more market sectors such as, for example, the technology sector. A market sector may be made up of companies in a number of related industries. The Portfolio would only overweight its investments in a particular market sector if the investment return available from such overweighting in that sector justifies any additional risk associated with heavily investing in that sector.

PRINCIPAL   An investment in the Portfolio is subject to the
RISKS       following principal risks described under
            under "Introduction -- General Risk Factors":

             o  MANAGER RISK             o  MARKET AND COMPANY
                                            RISK

            An investment in the Portfolio is subject to the following additional principal risks:

             o GROWTH INVESTING RISK. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

             o FOREIGN INVESTMENT RISK. In many foreign countries there is less publicly available information about companies than is available in the United States. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, the Portfolio may encounter difficulties or be unable to pursue legal remedies or obtain judgments in foreign courts.

             o INDUSTRY CONCENTRATION RISK. Since the Portfolio invests primarily in securities of companies in a particular market sector, the Portfolio may be subject to greater risks and market fluctuations than other portfolios that are more diversified by market sector.

            This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use.
            For such information, please refer to the Statement of Additional Information.

MORE        Alliance Capital Management L.P. has managed the
ON THE      Portfolio since March 1, 1999. Alliance Capital
PORTFOLIO   Management Corporation, its general partner, is
MANAGER     an indirect subsidiary of The Equitable Life
            Assurance Society of the United States. Alliance
     .      Capital is a professional investment management
            firm that provides advisory services to individual and institutional investors. As of December 31, 1999, Alliance Capital managed approximately $368 billion of assets. The address of Alliance Capital is 1345
            Avenue of the Americas, New York, New York 10105.

            The following person at Alliance Capital is primarily responsible for the day-to-day investment decisions of the Portfolio:

            Name                Position and Recent Business Experience
            ----                ---------------------------------------

            Alden Stewart       Executive Vice President and Portfolio Manager

                                Mr. Stewart has been employed by Alliance
                                Capital since 1971.

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STRATEGIC  EQUITY  PORTFOLIO

PORTFOLIO
MANAGER     A I M Capital Management, Inc.

INVESTMENT
OBJECTIVE   Capital appreciation

PRINCIPAL   The Portfolio invests principally in common
INVESTMENT  stocks of medium- and small-sized growth
STRATEGY    companies.  The Portfolio Manager focuses on
            companies it believes are likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. The
            Portfolio Manager usually sells a particular security when any of those factors materially changes. As a result of the Portfolio's investment strategy, the market prices of many of the securities purchased and held by the Portfolio may fluctuate widely. Any income received from securities held by the Portfolio is incidental.

            The Portfolio consists primarily of securities of two basic categories of companies: (a) "core" companies, which the Portfolio Manager considers to have experienced above-average and consistent long-term growth in earnings and to have excellent prospects for outstanding future growth, and (b) "earnings acceleration" companies that the Portfolio Manager believes are currently enjoying a dramatic increase in profits.

            The Portfolio's strategy does not preclude investment in large, seasoned companies that the Portfolio Manager believes possess superior potential returns similar to companies with formative growth profiles. The Portfolio also invests in established smaller companies (under $500 million in market capitalization) which offer exceptional value based upon substantially above-average earnings growth potential relative to market value.

PRINCIPAL   An investment in the Portfolio is subject to the
RISKS       following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK             o  MARKET AND COMPANY
                                            RISK

            An investment in the Portfolio is subject to the following additional principal risks:

             o GROWTH INVESTING RISK. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

             o SMALL COMPANY RISK. Investing in securities of small companies may involve greater risks than investing in larger, more established issuers. Smaller companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, smaller companies are typically subject to greater changes in earnings and business prospects than are larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly.

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             o MID-CAP COMPANY RISK. Investment in securities of mid-cap companies entails greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

             o FOREIGN INVESTMENT AND CURRENCY RISK. In many foreign countries there is less publicly available information about companies than is available in the United States. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies.
                Further, the Portfolio may encounter difficulties or be unable to pursue legal remedies or obtain judgments in foreign courts.

                The values of foreign investments may be affected by changes in currency rates or exchange control regulations. If the local currency gains strength against the U.S. dollar, the value of the foreign security increases in U.S. dollar terms. Conversely, if the local currency weakens against the U.S. dollar, the value of the foreign security declines in U.S. dollar terms. U.S. dollar-denominated securities of foreign issuers, including depository receipts, also are subject to currency risk based on their related investments.

            This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use.
            For such information, please refer to the Statement of Additional Information.

MORE        A I M Capital Management, Inc. ("A I M Capital")
ON THE      has managed the Portfolio since March 1, 1999.
PORTFOLIO   A I M Capital is an indirect subsidiary of
MANAGER     AMVESCAP, one of the world's largest independent
            investment companies.  As of December 31, 1999,
            A I M Capital and its immediate parent, A I M
            Advisors, Inc., managed approximately $161 billion in assets. The address of A I M Capital is 11 Greenway Plaza, Houston, Texas 77046.

            The following persons at A I M Capital are primarily responsible for the day-to-day investment decisions of the Portfolio:

            Name                    Position and Recent Business Experience
            ----                    ---------------------------------------

            Robert M. Kippes        Senior Portfolio Manager

                                    Mr. Kippes has been associated with A I M
                                    Capital and/or its affiliates since
                                    1989.

            Charles D. Scavone      Senior Portfolio Manager

                                    Mr. Scavone has been associated with A I M
                                    Capital and/or its affiliates since
                                    1996.  From 1994 to 1996, he was Associate
                                    Portfolio Manager for Van Kamper Capital
                                    Asset Management, Inc.

            David P. Barnard        Senior Portfolio Manager

                                    Mr. Barnard has been associated with A I M
                                    Capital since 1982.

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                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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            Kenneth A. Zschappel    Senior Portfolio Manager

                                    Mr. Zschappel has been associated with
                                    A I M Capital and/or its affiliates
                                    since 1990.

            Christopher Perras      Portfolio Manager

                                    Mr. Perras has been associated with AIM
                                    Capital and/or its affiliates since 1999.
                                    From 1997 to 1999, he was an equity analyst at Van Wagoner Capital Management. From 1995 to 1997, he was Associate Portfolio Manager for Van Kampen American Capital Asset Management, Inc.

            Steven A. Brase         Portfolio Manager

                                    Mr. Brase has been associated with AIM
                                    Capital since 1998.  From 1995 to 1998,
                                    he was Associate Portfolio Manager and
                                    Partner for Bricoleur Capital Management,
                                    Inc.

            Brant H. DeMuth         Senior Portfolio Manager

                                    Mr. DeMuth has been associated with AIM
                                    Capital since 1996.  From 1992 to 1996,
                                    he was Portfolio Manager for Colorado's
                                    Public Employee's Retirement Association.

            A I M Capital also manages the Capital Appreciation Portfolio.

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                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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MID-CAP  GROWTH  PORTFOLIO

PORTFOLIO
MANAGER     Massachusetts Financial Services Company

INVESTMENT
OBJECTIVE   Long-term growth of capital

PRINCIPAL   The Portfolio normally invests at least 65% of
INVESTMENT  its total assets in common stocks and related
STRATEGY    securities (such as preferred stocks, convertible
            securities and depository receipts) of companies with medium market capitalizations (or "mid-cap") which the Portfolio Manager believes have above-average growth potential.

            The Portfolio Manager defines mid-cap companies as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top range of the Russell Midcap Growth Index at the time of the Portfolio's investment. The
            Index is a widely recognized, unmanaged index that consists of the 800 companies in the Russell 1,000 Index, which contains the 1,000 largest companies in the United States. Companies whose capitalization falls below $250 million or exceeds the top of the Russell Midcap Growth
            Index range after purchase continue to be considered mid-cap companies for purposes of the Portfolio's 65% investment policy. As of April 30, 1999, the top of the Russell Midcap Growth Index was $47 billion. The Portfolio's investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

            Growth companies are companies that the Portfolio
            Manager considers well-run and poised for growth.
            The Portfolio Manager looks particularly for companies which demonstrate:

             o a strong franchise, strong cash flows and a recurring revenue stream

             o a solid industry position, where there is potential for high profit margins and substantial barriers to new entry in the industry

             o  a strong management team with a clearly
                defined strategy

             o  a catalyst that may accelerate growth

            The Portfolio uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based on fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio Manager and its group of equity research analysts and not selected based on the industry in which they belong.

            The Portfolio may invest in foreign securities (including emerging markets securities), and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date.

            The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

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            The Portfolio is non-diversified and, when compared with diversified funds, may invest a greater portion of its assets in a particular issuer. A non-diversified portfolio has greater exposure to the risk of default or the poor earnings of the issuer.


PRINCIPAL   An investment in the Portfolio is subject to the
RISKS       following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK             o  MARKET AND COMPANY
                                            RISK

            An investment in the Portfolio is subject to the following additional principal risks:

             o  MID-CAP COMPANY RISK.  Investment in
                securities of mid-cap companies entails
                greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

             o OTC INVESTMENT RISK. Investing in securities traded on the over-the-counter ("OTC") securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies which are smaller or newer than those listed on the New York or American Stock Exchange. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater risk of loss than securities of larger capitalization or established companies. Therefore, shares of the Portfolio are subject to greater fluctuation in value than shares of a conservative equity fund or of a growth fund which invests entirely in proven growth stocks.

             o GROWTH INVESTING RISK. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

             o EMERGING MARKETS RISK. Investment in emerging markets countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after the Portfolio investments in those currencies. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

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                Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies;
                expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls may restrict the transfer of currency from a given country; or creation of government monopolies.

             o FOREIGN INVESTMENT AND CURRENCY RISK. In many foreign countries there is less publicly available information about companies than is available in the United States. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies.

                Further, the Portfolio may encounter difficulties or be unable to pursue legal remedies or obtain judgments in foreign courts.

                The values of foreign investments may be affected by changes in currency rates or exchange control regulations. If the local currency gains strength against the U.S. dollar, the value of the foreign security increases in U.S. dollar terms. Conversely, if the local currency weakens against the U.S. dollar, the value of the foreign security declines in U.S. dollar terms. U.S. dollar-denominated securities of foreign issuers, including depository receipts, also are subject to currency risk based on their related investments.

            This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use.
            For such information, please refer to the Statement of Additional Information.

MORE        Massachusetts Financial Services Company ("MFS")
ON THE      has managed the Portfolio since its inception.
PORTOFLIO   MFS is the United States' oldest mutual fund organi-
MANAGER     zation.  MFS and its predecessor organizations have
            managed money since 1924 and founded the first mutual fund in the United States. MFS is a subsidiary of Sun Life Assurance Company of
            Canada (U.S.), which in turn is an indirect subsidiary of Sun Life Assurance Company of
            Canada ("Sun Life"). Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the United States since 1895.
            As of December 31, 1999, MFS managed net assets of approximately $136.7 billion (approximately $109.5 billion in equity securities and $10.7 billion in securities of foreign issuers and foreign denominated securities of U.S. issuers) on behalf of approximately $4.2 million investor accounts.
            The address of MFS is 500 Boylston Street,
            Boston, Massachusetts  02116.

            The following persons at MFS are primarily responsible for the day-to-day investment decisions of the Portfolio:

            Name                Position and Recent Business Experience
            ----                ---------------------------------------

            Mark Regan          Senior Vice President of MFS

                                Mr. Regan has been employed as a
                                portfolio manager by MFS since 1989.

            David E.            Vice President of MFS
              Sette-Ducati
                                Mr. Sette-Ducati has been employed as a
                                portfolio manager by MFS since 1995.

            MFS also manages the Research Portfolio and the Total Return Portfolio.

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SMALL  CAP  PORTFOLIO

PORTFOLIO
MANAGER     Capital Guardian Trust Company

INVESTMENT
OBJECTIVE   Long-term capital appreciation

PRINCIPAL
INVESTMENT  The Portfolio invests primarily in equity
STRATEGY securities of companies that have total market capitalization within the range of companies included in:

             o  Russell 2000 Growth Index

             o  Standard & Poor's Small Cap 600 Index

            Both indexes are broad indexes of small
            capitalization stocks. As of December 31, 1999, the range of market capitalization companies in the Russell Index was $4.42 million to $3.21 billion, the range of the market capitalization companies in the S&P 600 Index was $18 million to $3.34 billion, and the combined range was $4.42 million to $3.34 billion. The Portfolio may invest up to 35% of its assets in companies outside this combined range.

            Equity securities in which the Portfolio may invest include common or preferred stocks, or securities convertible into or exchangeable for equity securities, such as warrants and rights.

            The Portfolio invests primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. These companies may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth because of factors such as management changes or development of new technology, products or markets, or may be companies providing products or services with a high unit volume growth rate.

            The Portfolio may also hold up to 15% of its assets in money market instruments and repurchase agreements.

PRINCIPAL   An investment in the Portfolio is subject to the
RISKS       following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK             o  MARKET AND COMPANY
                                            RISK

            An investment in the Portfolio is subject to the following additional principal risks:

             o  SMALL CAP COMPANY RISK.  Investing in
                securities of small cap companies may involve greater risks than investments in larger, more established issuers. Smaller companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, smaller companies are typically subject to greater changes in earnings and business prospects than are larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks. Although investing in small cap companies offers potential for above-average returns, the companies may not succeed and the value of stock shares could decline significantly.

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             o OTC INVESTMENT RISK. Investing in securities traded on the over-the-counter (OTC) securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies that are smaller or newer than those listed on the New York or American Stock Exchanges. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus, may create a greater risk of loss than securities of larger capitalization or established companies.
                Shares of the Portfolio, therefore, are subject to greater fluctuation in value than shares of a conservative equity fund or of a growth fund that invests entirely in proven growth stocks.


            This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use.
            For such information, please refer to the Statement of Additional Information.

MORE ON     Capital Guardian Trust ("Capital Guardian"), located at
THE         333 South Hope Street, Los Angeles, CA 90071, began management
PORTFOLIO   of the Portfolio on February 1, 2000.   Capital Guardian
MANAGER     is a wholly owned subsidiary of Capital Group International,
            Inc. which is located at the same address as Capital Guardian.
            Capital Guardian has been providing investment management services since 1968 and manages over $123 billion in assets as of December 31, 1999. Capital Guardian is a Trust Company and, therefore, is not required to register as an investment advisor pursuant to provisions of the Investment Advisers Act of 1940.

            The following persons at Capital Guardian are primarily responsible for the day-to-day investment decisions of the Portfolio:

            Name                    Position and Recent Business Experience
            ----                    ---------------------------------------
            Michael R. Ericksen     Mr Erickson is a Senior Vice President
                                    and portfolio manager for Capital
                                    Guardian Trust Company, and joined the
                                    Capital Guardian Trust organization in
                                    1986.

            James S. Kang           Mr. Kang is a Vice President for Capital
                                    International Research, Inc. with research and portfolio management responsibilities with Capital Guardian Trust Company, and joined the Capital Guardian Trust organization in 1987.

            Robert G. Kirby         Mr Kirby is a Chairman Emeritus and a
                                    portfolio manager of Capital Guardian
                                    Trust Company, and was a founding officer of the Capital Guardian Trust organization in 1968.

            Karen A. Miller         Ms. Miller is a Vice President for Capital
                                    International Research, Inc. with portfolio management responsibilities for Capital
                                    Guardian Trust Company, and joined the
                                    Capital Guardian Trust organization in
                                    1990.

            Lawrence R. Solomon     Mr Solomon is a Senior Vice President and
                                    Director of Capital International Research,
                                    Inc. with portfolio management
                                    responsibilities for Capital Guardian Trust
                                    Company, and joined the Capital Guardian
                                    Trust organization in 1984.

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GROWTH  PORTFOLIO

PORTFOLIO
MANAGER     Janus Capital Corporation

INVESTMENT
OBJECTIVE   Capital appreciation

PRINCIPAL   The Portfolio invests primarily in common stocks
INVESTMENT  of growth companies that have favorable
STRATEGY    relationships between price/earnings ratios and
            growth rates in sectors offering the potential for above-average returns.

            The Portfolio invests substantially in common stocks the Portfolio Manager believes will appreciate in value. The Portfolio Manager generally takes a "bottom up" approach to selecting companies. In other words, it seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. It makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Income is not a significant consideration when choosing investments for the Portfolio.

            The Portfolio may invest in companies of any size and may invest a substantial portion of its assets in securities issued by small and medium size companies.

            The Portfolio may also invest in:

             o foreign securities (including in emerging or developing markets)

             o forward foreign currency contracts, futures and options

             o debt securities (including up to 35% in high-yield/high-risk bonds)

            When the Portfolio Manager believes that market conditions are unfavorable for profitable investing, or it is otherwise unable to locate attractive investment opportunities, the Portfolio's cash or similar investments may increase. In other words, the Portfolio does not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual--they represent the assets that remain after the Portfolio Manager has committed available assets to desirable investment opportunities. Frequency of portfolio turnover will not be a limiting factor if the Portfolio Manager considers it advantageous to purchase or sell securities. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.


PRINCIPAL   An investment in the Portfolio is subject to the
RISKS       following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK             o  MARKET AND COMPANY
                                            RISK

            An investment in the Portfolio is subject to the following additional principal risks:

             o GROWTH INVESTING RISK. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

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             o SMALL COMPANY RISK. Investing in securities of small companies may involve greater risks than investing in larger, more established issuers. Smaller companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, smaller companies are typically subject to greater changes in earnings and business prospects than are larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly.

             o FOREIGN INVESTMENT AND CURRENCY RISK. In many foreign countries there is less publicly available information about companies than is available in the United States. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, the Portfolio may encounter difficulties or be unable to pursue legal remedies or obtain judgments in foreign courts.

                The values of foreign investments may be affected by changes in currency rates or exchange control regulations. If the local currency gains strength against the U.S. dollar, the value of the foreign security increases in U.S. dollar terms. Conversely, if the local currency weakens against the U.S. dollar, the value of the foreign security declines in U.S. dollar terms. U.S. dollar-denominated securities of foreign issuers, including depository receipts, also are subject to currency risk based on their related investments.

             o  HIGH YIELD BOND RISK.  High yield bonds
                (commonly referred to "junk bonds") generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically have greater potential price volatility and principal and income risk. High yield bonds are not considered investment grade.

            This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use.
            For such information, please refer to the Statement of Additional Information.

MORE        Janus Capital Corporation has managed the
ON THE      Portfolio since March 1, 1999.  Janus Capital has
PORTFOLIO   been an investment adviser since 1970, and
MANAGER     provides advisory services to managed accounts
            and investment companies. As of December 31, 1999, Janus Capital managed approximately $248.8 billion in assets. The address of Janus Capital is 100 Fillmore Street, Denver, Colorado 80206.

            The following person at Janus Capital is primarily responsible for the day-to-day investment decisions of the Portfolio:

            Name                Position and Recent Business Experience
            ----                ---------------------------------------

            Warren M. Lammert   Executive Vice President

                                Mr. Lammert has been employed by Janus
                                Capital since 1987 and has managed
                                various other mutual funds and private
                                accounts during that time.

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REAL  ESTATE  PORTFOLIO

PORTFOLIO
MANAGER     The Prudential Investment Corporation

INVESTMENT
OBJECTIVE   Capital appreciation.  Current income is a
            secondary objective.

PRINCIPAL   The Portfolio invests primarily in equity
INVESTMENT  securities of companies in the real estate
STRATEGY    industry that are listed on national exchanges or
            the National Association of Securities Dealers
            Automated Quotation System ("NASDAQ").  The
            Portfolio Manager selects securities generally for long-term investment.

            The Portfolio invests the majority of its assets in companies that have at least 50% of their assets in, or that derive at least 50% of their revenues from, the following sectors of the real estate industry:

             o  ownership (including listed real estate
                investment trusts)

             o  construction and development

             o  asset sales

             o  property management or sale

             o  other related real estate services

            The Portfolio may invest more than 25% of its assets in any of the above sectors.

            The Portfolio also may invest in:

             o equity, debt, or convertible securities of issuers whose products and services are related to the real estate industry

             o financial institutions which issue or service mortgages

             o securities of companies unrelated to the real estate industry but which have significant real estate holdings believed to be undervalued

PRINCIPAL   An investment in the Portfolio is subject to the
RISKS       following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK             o  MARKET AND COMPANY
                                            RISK

            An investment in the Portfolio is subject to the following additional principal risk:

             o REAL ESTATE RISK. Although the Portfolio will not invest in real estate directly, the Portfolio may invest in real estate industry companies, including real estate investment trusts. As a result, the Portfolio may be subject to certain risks associated with direct ownership of real estate and the real estate industry in general. These risks include declines in the value of real estate, adverse changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, tenant credit worthiness and ability to meet rent obligations, increases in property taxes

                and
                operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on

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                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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                and
                operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, and increase in interest rates.

                In addition, real estate investment trusts
                (called "REITs") may be affected by any changes in the value of the underlying property owned by the REIT or by the quality of any credit extended. REITs are dependent upon management skills. Some REITs may not be highly diversified, and are therefore subject to the risk of financing single or a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Internal Revenue Code of 1986 and to maintain an exemption under the Investment Company Act of 1940.

             o  INDUSTRY CONCENTRATION RISK.  Since the
                Portfolio invests primarily in securities of companies in the real estate industry, the Portfolio may be subject to greater risks and market fluctuations than other portfolios that are more diversified by industry.

            This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use.
            For such information, please refer to the Statement of Additional Information.

MORE
ON THE
PORTFOLIO
MANAGER The Prudential Investment Corporation ("PIC"), a registered investment advisor, located at Prudential Plaza, Newark, NJ 07102-4077, sub-advises the Portfolio through one of its specialized investment management groups, Prudential
            Real Estate Investors ("PREI") PIC is a direct subsidiary of The Prudential Insurance Company of America ("The Prudential"), located at the same address as PIC. PIC currently serves as the investment advisor to substantially all of the funds within The Prudential mutual fund complex. PRESI is located at Gateway Center Z, McCarter Highway and Market Street, Newark, NJ 07102. PRESI specializes in investing in publicly traded equity securities of Real Estate Investment Trusts (REITs) and real estate operating companies. The investment approach, used by PRESI in making investment decisions, is value-oriented adaptation of the economic value added analysis.

            The Portfolio is managed by a team of investment professionals at PRESI led by Catherine C. Creswell who became Managing Director and Senior Portfolio Manager in March 2000 and who is primarily responsible for the day-to-day investment decisions of the portfolio. Prior to that she was Managing Director and Director of Real Estate Securities Research for PRESI, responsible for all the Unit's extensive research activity.

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                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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HARD  ASSETS  PORTFOLIO

PORTFOLIO
MANAGER     Baring International Investment Limited

INVESTMENT
OBJECTIVE   Long-term capital appreciation

PRINCIPAL
INVESTMENT  The Portfolio invests primarily in the equities
STRATEGY    of producers of commodities (Global Resource
            Companies).

            Hard asset securities in which the Portfolio may invest include equity securities of hard asset companies and debt securities, including structured notes, whose value is linked to the price of a hard asset commodity or a commodity index. Hard asset companies are companies that are directly or indirectly engaged significantly in the exploration, development, production or distribution of one or more of the following:

             o  precious metals

             o  ferrous and non-ferrous metals

             o  integrated oil

             o  exploration/production

             o  gas/other hydrocarbons

             o  forest products

             o  agricultural commodities

             o other basic materials that can be priced by a market

            The Portfolio may invest in any of the
            above sectors up to a maximum of 50%.

            The Portfolio's investment strategy is based on the belief that hard asset securities can protect against eroding monetary values or a rise in activity which consumes more of these commodities.

            The Portfolio may invest in:

             o securities of foreign issuers, including up to 35% in South Africa

             o  companies not engaged in natural
                resources/hard asset activities

             o  investment-grade corporate debt

             o  U.S. government or foreign obligations

             o  money market instruments

             o  repurchase agreements

             o special classes of shares available only to foreign persons in those markets that restrict ownership of certain classes of equity to nationals or residents of that country

             o  derivatives

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                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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            Equity securities in which the Portfolio invests may be listed on the U.S. or foreign securities exchanges or traded over-the-counter, and include:

             o  common stock             o  direct equity
                                            interests in trusts

             o  preferred stock          o  joint ventures

             o  rights                   o  "partly paid" securities

             o  warrants                 o  partnerships

             o  "when-issued"            o  restricted securities
                securities

            The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

            The Portfolio is non-diversified and, when compared with diversified funds, may invest a greater portion of its assets in a particular issuer.
            A non-diversified portoflio has greater exposure to the risk of default or the poor earnings of the issuer.

PRINCIPAL   An investment in the Portfolio is subject to
RISKS       the following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK             o  MARKET AND COMPANY
                                            RISK

            An investment in the Portfolio is subject to the following additional principal risks:

             o  HARD ASSET RISK.  The production and
                marketing of hard assets (commodities)
                may be affected by actions and changes
                in governments. Securities of hard asset companies may be subject to broad price fluctuations, reflecting volatility of energy and basic materials prices and possible instability of supply of various hard assets. In addition, some hard asset companies may also be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, increased regulatory and environmental costs.

             o  SECTOR CONCENTRATION RISK.  Since the
                Portfolio may invest up to 50% of its assets in one particular hard asset sector, the Portfolio may be subject to greater risks and market fluctuations than other portfolios that are more diversified by sector.

             o  INDUSTRY CONCENTRATION RISK.  Since the
                Portfolio invests primarily in securities of companies engaged in natural resources/hard asset activities and may concentrate in securities of companies engaged in gold operations, the Portfolio may be subject to greater risks and market fluctuations than other portfolios that are more diversified by industry.

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                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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             o OTC INVESTMENT RISK. Investing in securities traded on the over-the-counter (OTC) securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies that are smaller or newer than those listed on the New York or American Stock Exchanges. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securi-ties may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus, may create a greater risk of loss than securities of larger capitalization or established companies.
                Shares of the Portfolio, therefore, are subject to greater fluctuation in value than shares of a conser-vative equity fund or of a growth fund that invests entirely in proven growth stocks.

             o FOREIGN INVESTMENT AND CURRENCY RISK. The Portfolio may purchase securities in any foreign country, developed or underdeveloped. In many foreign countries, there is less publicly available information about companies than is available in the United States. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, the Portfolio may encounter difficulties or be unable to pursue legal remedies or obtain judgments in foreign courts.

                Since investment may be concentrated in South Africa, political and social conditions in South Africa, due to former segregation policies of the South African government and unsettled political conditions prevailing in South Africa and neighboring countries investment, may pose certain risks to the Portfolio's investments. If aggravated by local or international developments, such risk could have an adverse effect on investment in South Africa, including the Portfolio's investments and possibly, the liquidity of the Portfolio and its ability to meet shareholder redemption requests.

                The values of foreign investments may be affected by changes in currency rates or exchange control regulations. If the local currency gains strength against the U.S. dollar, the value of the foreign security increases in U.S. dollar terms. Conversely, if the local currency weakens against the U.S. dollar, the value of the foreign security declines in U.S. dollar terms. U.S. dollar-denominated securities of foreign issuers, including depository receipts, also are subject to currency risk based on their related investments.

            This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use.
            For such information, please refer to the Statement of Additional Information.

MORE        Baring International Investment Limited ("Baring
ON THE      International") has managed the Portfolio since
PORTOFLIO   March 1, 1999.  Baring International is a
MANAGER     subsidiary of Baring Asset Management Holdings
            Limited ("Baring"). Baring is the parent of the world-wide group of investment management companies that operate under the collective name
            "Baring Asset Management" and is owned by ING
            Groep N.V., a publicly traded company based in The Netherlands with worldwide insurance and banking subsidiaries. The address of Baring
            International is 155 Bishopsgate, London.

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                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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            Baring Asset Management provides global
            investment management services to U.S. investment companies and maintains major investment offices in Boston, London, Hong Kong and Tokyo. Baring's predecessor corporation was founded in 1762. Baring Asset Management provides advisory services to institutional investors, offshore investment companies, insurance companies and private clients. As of December 31, 1999, Baring Asset Management managed approximately $56.2 billion of assets.

            The following person at Baring International is primarily responsible for the day-to-day investment decisions of the Portfolio:

            Name                    Position and Recent Business Experience
            ----                    ---------------------------------------

            Mark Latham             Investment Manager

                                    Mr. Latham has been an investment
                                    professional with Baring International
                                    Investment Limited and its ING affiliates since 1987 and has 18 years of investment experience.

            Baring International Investment also manages the Developing World Portfolio, the Hard Assets Portfolio and the Global Fixed Income Portfolio.

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                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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DEVELOPING  WORLD  PORTFOLIO

PORTFOLIO
MANAGER     Baring International Investment Limited

INVESTMENT
OBJECTIVE   Capital appreciation

PRINCIPAL   The Developing World Portfolio invests primarily
INVESTMENT  in the equity securities of emerging market
STRATEGY    companies.  The Portfolio normally invests in at
            least six "emerging market countries"
            with no more than 35% of its assets in any one country. Emerging market countries are those that are identified as such in the Morgan Stanley
            Capital International Emerging Markets Free Index, or the International Finance Corporation Emerging
            Market Index, or by the Portfolio Manager because they have a developing economy or because their markets have begun a process of change and are growing in size and/or sophistication. As of the date of this prospectus, the Portfolio Manager considers the following to be emerging market countries:

                LATIN AMERICA  ASIA           EUROPE         MIDDLE EAST
                Argentina      Bangladesh     Czech Republic Israel
                Brazil         China*          Greece         Jordan
                Chile          India          Hungary
                Colombia       Indonesia      Poland         AFRICA
                Costa Rica     Korea          Russia         Egypt
                Jamaica        Malaysia       Turkey         Ghana
                Mexico         Pakistan       Croatia        Ivory Coast
                Peru           Philippines    Estonia        Kenya
                Trinidad and   Sri Lanka                     Morocco
                  Tobago
                Uruguay        Taiwan                        Nigeria
                Venezuela      Thailand                      South Africa
                               Vietnam                       Tunisia
                               Hong Kong                     Zimbabwe

            * Includes Chinese companies that are quoted on the
              Hong Kong Stock Exchange.

            The Portfolio Manager, when defining "emerging markets", recognizes the International Finance Corporation definition of an emerging market as being those countries where the Gross Domestic Product is less than U.S. $10,000 a year per capita. In particular, the Portfolio Manager focuses on the constituent countries of the Morgan Stanley Emerging Free Index. However, there are countries that satisfy the emerging definition even though they currently lie outside the Index.

            The Portfolio Manager's philosophy is based on the belief that superior long term results come from identifying unrecognised growth investment opportunities in countries and companies.

            The Portfolio Manager's investment process seeks to deliver superior risk adjusted returns by evaluating key investment drivers at both the country and company level.

            As a result of research into the key drivers of emerging
             market performance, the Portfolio Manager has defined a
            disciplined investment framework consisting of five critical drivers - Growth, Liquidity, Currency, Management and Valuation. Structured fundamental research takes place at the country and company level using the discipline of the investment framework. The research focuses on the key factors behind each of the five drivers. For example, with regard to growth, it is the quality and direction of GDP growth in a country or the potential for earnings surprise at the company level

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                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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            that
            is our focus. It is the structured fundamental research that drives both the country and company selection decision making.

            Equity securities in which the Portfolio invests are primarily common stock but may also include other types of equity and equity derivative securities. The Portfolio may invest 10% in debt securities, rated below investment-grade.

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                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
-------------------------------------------------------------------------

PRINCIPAL   Any investment involves the possibility that you
RISKS       will lose money or not make money.  An investment
            in the Portfolio is subject to the following principal risks described under "Introduction --
            General Risk Factors":

             o  MANAGER RISK             o  MARKET AND COMPANY
                                            RISK

            An investment in the Portfolio is subject to the following additional principal risks:

             o EMERGING MARKET RISK. Investment in emerging markets countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after investments in those currencies by the Portfolio. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

                Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies;
                expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

             o FOREIGN INVESTMENT AND CURRENCY RISK. In many foreign countries there is less publicly available information about companies than is available in the United States. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, the Portfolio may encounter difficulties or be unable to pursue legal remedies or obtain judgments in foreign courts.

                The values of foreign investments may be affected by changes in currency rates or exchange control regulations. If the local currency gains strength against the U.S. dollar, the value of the foreign security increases in U.S. dollar terms. Conversely, if the local currency weakens against the U.S. dollar, the value of the foreign security declines in U.S. dollar terms. U.S. dollar-denominated securities of foreign issuers, including depository receipts, also are subject to currency risk based on their relative investments.

             o GEOGRAPHIC CONCENTRATION RISK. If a fund invests most of its assets in a single country or region, its portfolio will be more susceptible to factors adversely affecting issuers located in that country or region than would a more geographically diverse portfolio of securities.

-------------------------------------------------------------------------
                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
-------------------------------------------------------------------------
                The values of foreign investments may be affected by changes in currency rates or exchange control regulations. If the local currency gains strength against the U.S. dollar, the value of the foreign security increases in U.S. dollar terms. Conversely, if the local currency weakens against the U.S. dollar, the value of the foreign security declines in U.S. dollar terms. U.S.
                dollar-denominated securities of foreign issuers, including depository receipts, also are subject to currency risk based on their relative investments.

            This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use.
            For such information, please refer to the Statement of Additional Information.


MORE        Baring International Investment Limited ("Baring
ON THE      International") has managed the Portfolio since
PORTFOLIO   March 1, 1999.  Baring International is a
MANAGER     subsidiary of Baring Asset Management Holdings
            Limited ("Baring"). Baring is the parent of the world-wide group of investment management companies that operate under the collective name
            "Baring Asset Management" and is owned by ING
            Groep N.V., a publicly traded company based in The Netherlands with worldwide insurance and banking subsidiaries. The address of Baring
            International is 155 Bishopsgate, London.

            Baring Asset Management provides global
            investment management services to U.S. investment companies and maintains major investment offices in Boston, London, Hong Kong and Tokyo. Baring's predecessor corporation was founded in 1762. Baring Asset Management provides advisory services to institutional investors, offshore investment companies, insurance companies and private clients. As of December 31, 1999, Baring Asset Management managed approximately $56.2 billion of assets.

            The Developing World Portfolio is managed by a team of 24 investment professionals.

            The following person at Baring International is primarily responsible for the day-to-day investment decisions of the Portfolio:

            Name            Position and Recent Business Experience
            ----            ---------------------------------------
            Matt Linsey     Investment Manager

                            Mr. Linsey has been an investment
                            professional with Baring International
                            and its ING affiliates since 1994
                            and has 16 years of investment experience.

            Baring International also manages the Hard Assets
            Portfolio, Emerging Markets Portfolio and the
            Global Fixed Income Portfolio.

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                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
-------------------------------------------------------------------------


EMERGING  MARKETS  PORTFOLIO

PORTFOLIO
MANAGER     Baring International Investment Limited

INVESTMENT
OBJECTIVE   Long-term capital appreciation

PRINCIPAL   The Portfolio invests primarily in equity
INVESTMENT  securities of companies in at least six
STRATEGY    diferent emerging market countries. The
            Portfolio's investment philosophy is to
            capitalize on emerging capital markets in developing nations and other nations in which economic and political factors are likely to produce above average growth rates.

            Emerging market countries are those that are identified as such in the Morgan Stanley Capital International Emerging Markets Free Index or the International Finance Corporation Emerging Market Index, or by the Portfolio Manager because they have a developing economy or because their markets have begun a process of change and are growing in size and/or sophistication.

            Equity securities that the Portfolio may invest in include common stock and other securities with equity characteristics (such as preferred stock, rights and warrants, convertible securities and shares of investment companies).

            The Portfolio Manager's philosophy is based on the belief that superior long term results come from identifying unrecognised growth investment opportunities in countries and companies.

            The Portfolio Manager's investment process seeks to deliver superior risk adjusted returns by evaluating key investment drivers at both the country and company level.

            As a result of in depth research into the key drivers of emerging market performance, the Portfolio Manager has defined an investment framework consisting of five critical drivers -
            Growth, Liquidity, Currency, Management and Valuation.
            Structured fundamental research takes place at the country and company level using the discipline of the investment framework. The research focuses on the key factors behind each of the five drivers. For example, for growth, it is the quality and direction of GDP growth in a country or the potential for earnings surprise at the company level that is the Portfolio Manager's focus. It is the structured fundamental research that drives both the country and company selection decision making.

            If the Portfolio is not fully invested in emerging market equity securities, the Portfolio
            Manager may invest the remainder of the
            Portfolio's assets (but not more than 35%) in:

             o equity securities of issuers in developed economies


             o  debt securities issued or guaranteed by
                corporate or governmental issuers in an
                emerging market country, including Brady
                Bonds, or an industrialized country,
                including the United States

             o bank deposits or bank obligations, including certificates of deposit, time deposits, and bankers' acceptances

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                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
-------------------------------------------------------------------------

             o  mortgage-backed securities of banks in
                emerging market or industrialized countries, including the United States

             o  instruments issued by international
                development agencies

             o  high-quality money market instruments,
                including commercial paper and other short-term corporate debt obligations of issuers in industrialized and emerging market countries

             o  debt securities that are rated below
                investment-grade or, if not rated, of
                equivalent quality up to 10% of assets

             o borrowings up to 10% of assets (which the Portfolio Manager may increase to 25% for temporary purposes)

            The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

PRINCIPAL   An investment in the Portfolio is subject to the
RISKS       following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK             o  MARKET AND COMPANY
                                            RISK

            An investment in the Portfolio is subject to the following additional principal risks:

             o EMERGING MARKET RISK. Investment in emerging markets countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after investments in those currencies by the Portfolio. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

                Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls (may be unable to transfer currency from a given country); or creation of government monopolies.

             o FOREIGN INVESTMENT AND CURRENCY RISK. In many foreign countries there is less publicly available information about companies than is available in the United States. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, the Portfolio may encounter difficulties or be unable to pursue legal remedies or obtain judgments in foreign courts.

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                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
-------------------------------------------------------------------------


                The values of foreign investments may be affected by changes in currency rates or exchange control regulations. If the local currency gains strength against the U.S. dollar, the value of the foreign security increases in U.S. dollar terms. Conversely, if the local currency weakens against the U.S. dollar, the value of the foreign security declines in U.S. dollar terms. U.S. dollar-denominated securities of foreign issuers, including depository receipts, also are subject to currency risk based on their related investments.

            This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use.
            For such information, please refer to the Statement of Additional Information.

MORE        Baring International Investment Limited ("Baring
ON THE      International") has managed the Portfolio since
PORTFOLIO   March 15, 2000.  Baring International is a
MANAGER     subsidiary of Baring Asset Management Holdings
            Limited ("Baring"). Baring is the parent of the world-wide group of investment management companies that operate under the collective name
            "Baring Asset Management" and is owned by ING
            Groep N.V., a publicly traded company based in The Netherlands with worldwide insurance and banking subsidiaries. The address of Baring
            International is 155 Bishopsgate, London.

            Baring Asset Management provides global
            investment management services to U.S. investment companies and maintains major investment offices in Boston, London, Hong Kong and Tokyo. Baring's predecessor corporation was founded in 1762. Baring Asset Management provides advisory services to institutional investors, offshore investment companies, insurance companies and private clients. As of December 31, 1999, Baring Asset Management managed approximately $56.2 billion of assets.

            The Emerging Markets Portfolio is managed by a team of 24 investment professionals.

            The following person at Baring International is primarily responsible for the day-to-day investment decisions of the Portfolio:

            Name            Position and Recent Business Experience
            ----            ---------------------------------------
            Matt Linsey     Investment Manager

                            Mr. Linsey has been an investment
                            professional with Baring International
                            and its ING affiliates since 1994
                            and has 15 years of investment experience.

            Baring International also manages the Hard Assets
            Portfolio, Developing World Portfolio and the
            Global Fixed Income Portfolio.

-------------------------------------------------------------------------
                     OVERALL MANAGEMENT OF THE TRUST
-------------------------------------------------------------------------


THE         Directed Services, Inc. ("DSI") is the overall
ADVISER     adviser to the GCG Trust.  DSI is a New York
            corporation and is a wholly owned indirect subsidiary of ING. DSI is registered with the SEC as an investment adviser and a broker-dealer. DSI is the principal underwriter and distributor of the Variable Contracts that Golden American Life
            Insurance Company issues. The address of DSI is 1475 Dunwoody Drive, West Chester, Pennsylvania
            19380.

            DSI has overall responsibility for hiring portfolio managers and for periodically monitoring their performance. DSI considers performance records in light of a portfolio's investment objectives and policies. The GCG Trust pays DSI for its services an advisory fee. Out of this advisory fee, DSI in turn pays the portfolio managers their respective portfolio management fee.

            In addition to advisory services, DSI provides administrative and other services necessary for the ordinary operation of the portfolios. DSI procures and pays for the services and information necessary to the proper conduct of the portfolios' business, including custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing, and ordinary legal services. DSI also acts as liaison among the various service providers to the portfolios, including the custodian, portfolio accounting agent, portfolio managers, and the insurance company or companies to which the portfolios offer their shares. DSI also ensures that the portfolios operate in compliance with applicable legal requirements and monitors the portfolio managers for compliance with requirements under applicable law and with the investment policies and restrictions of the portfolios. DSI does not bear the expense of brokerage fees and other transactional expenses for securities or other assets (which are generally considered part of the cost for the assets), taxes (if any) paid by a portfolio, interest on borrowing, fees and expenses of the independent trustees, and extraordinary expenses, such as litigation or indemnification expenses.

            DSI has full investment discretion and makes all determinations with respect to the investment of a portfolio's assets and the purchase and sale of portfolio securities for one or more portfolios.

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                     OVERALL MANAGEMENT OF THE TRUST (continued)
-------------------------------------------------------------------------

            The GCG Trust pays DSI an advisory fee, payable monthly, based on the average daily net assets of a portfolio (or the combined net assets of portfolios).


ADVISORY    ADVISORY FEE PAID IN 1999.  For portfolios that
FEE         were in operation for the full 1999 year, the
            Trust paid DSI in 1999 an advisory fee at the following annual rates (based on the average daily net assets of the portfolio):

            |-------------------------------------------------------------|
            |                                   FEE PAID TO ADVISER       |
            |                                        DURING 1999          |
            |                                (as a percentage of average  |
            |   PORTFOLIO                            net assets)          |
            |-------------------------------------------------------------|
            |   Liquid Asset                            0.56%             |
            |   Limited Maturity Bond                   0.56%             |
            |   Global Fixed Income                     1.60%             |
            |   Total Return                            0.91%             |
            |   Fully Managed                           0.96%             |
            |   Equity Income                           0.96%             |
            |   Rising Dividends                        0.96%             |
            |   Capital Growth                          1.04%             |
            |   Growth                                  1.04%             |
            |   Value Equity                            0.96%             |
            |   Research                                0.91%             |
            |   Managed Global                          1.25%             |
            |   Capital Appreciation                    0.96%             |
            |   Mid-Cap Growth                          0.91%             |
            |   Strategic Equity                        0.96%             |
            |   Small Cap                               0.96%             |
            |   Real Estate                             0.96%             |
            |   Hard Assets                             0.96%             |
            |   Developing World                        1.75%             |
            |   Emerging Markets                        1.75%             |
            |-------------------------------------------------------------|

            For portfolios that commenced operations in 1999 or 2000, the Trust pays DSI an advisory fee at the following annual rates (based on average daily net assets):

            |-------------------------------------------------------------|
            |                             FEE (AS A PERCENTAGE OF AVERAGE |
            |                              NET ASSETS OF A PORTFOLIO OR   |
            |                             COMBINED ASSETS OF THE INDICATED|
            |   PORTFOLIO                      GROUPS OF PORTFOLIOS)      |
            |-------------------------------------------------------------|
            |   Investors Series and      1.00% of first $500 million;    |
            |   All Cap Series             .95% of next $250 million;     |
            |   Combined:                  .90% of next $500 million; and |
            |                              .85% thereafter.               |
            |                                                             |
            |   Large Cap Value           1.00% of first $500 million;    |
            |   Series:                    .95% of next $250 million;     |
            |                              .90% of next $500 million; and |
            |                              .85% thereafter.               |
            |                                                             |
            |   Large Cap Growth          1.00% of first $500 million;    |
            |   Series:                    .95% of next $250 million;     |
            |                              .90% of next $500 million; and |
            |                              .85% thereafter.               |
            |-------------------------------------------------------------|


            Out of the advisory fee, DSI in turn pays, on a monthly basis, the portfolio managers a portfolio management fee for their services.

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                     OVERALL MANAGEMENT OF THE TRUST (continued)
-------------------------------------------------------------------------

            The GCG Trust is distinct in that the portfolios' expense structure is simpler and more predictable than that of most mutual funds. DSI PAYS MANY OF THE ORDINARY EXPENSES FOR EACH PORTFOLIO, INCLUDING CUSTODIAL, ADMINISTRATIVE, TRANSFER AGENCY, PORTFOLIO ACCOUNTING, AUDITING, AND ORDINARY LEGAL EXPENSES. MOST MUTUAL FUNDS PAY FOR THESE EXPENSES DIRECTLY FROM THEIR OWN ASSETS.


-------------------------------------------------------------------------
                               SHARE PRICE
-------------------------------------------------------------------------

            Purchase and redemption orders ("orders") are accepted only on days on which the New York Stock
            Exchange ("NYSE") is open for business
            ("a business day").

            A portfolio's share price ("net asset value", or "NAV"), is calculated each business day after the close of trading (generally 4 p.m. Eastern time) on the NYSE.

            Therefore, orders received by the Trust via insurance company Separate Accounts on any business day prior to the close of NYSE trading will receive the price calculated at the close of trading that day.
            Orders received by a Separate Account after the close of trading on a business day, but prior to the close of business on the next business day, will receive the price calculated at the close of trading on that next business day.

            The net asset values per share of each portfolio, except the Liquid Asset Portfolio, fluctuates in response to changes in market conditions and other factors. The NAV of the shares of the Liquid Asset Portfolio will not fluctuate in response to changes in market conditions for so long as the Portfolio is using the amortized cost method of valuation. The Liquid Asset Portfolio's securities are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of purchase and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity.

            The other portfolios' securities are valued based on market value. Market value is determined based on the last reported sales price, or, if no sales are reported, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. If market quotations are not available, securities are valued at their fair value as determined in good faith by, or under the direction of, the Board. Instruments maturing in sixty days or less may be valued using the amortized cost method of valuation.
            The value of a foreign security is determined in its national currency based upon the price on the foreign exchange at close of business.
            Securities traded in over-the-counter markets outside the United States are valued at the last available price in the over-the-counter market before the time of valuation.

            Debt securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity sixty days or less at their date of acquisition valued under the amortized cost method), are normally valued on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Debt obligations having a maturity of sixty days or less may be valued at amortized cost unless the portfolio manager believes that amortized cost does not approximate market value.

            When a portfolio writes a put or call option, the amount of the premium is included in the portfolio's assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the option. The premium a portfolio pays for an option is recorded as an asset, and subsequently adjusted to market value. Futures and options traded on commodities exchanges or boards of trade are valued at their closing settlement price on such exchange or board of trade. Foreign securities quoted in foreign currencies generally are valued at translated foreign market closing prices.

            Trading in securities on exchanges and over-the-counter markets in European and Pacific Basin countries is normally completed well before 4:00 p.m., Eastern time. The calculation of the net asset value of a portfolio investing in foreign securities may not take place contemporaneously with the determination of the prices of the securities included in the calculation. Further, the prices of foreign securities are determined using information derived from pricing services and other sources. Prices derived under these procedures will be used in determining daily net asset value.
            Information that becomes known to the GCG Trust or its agents after the time that the net asset value is calculated on any business day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events that may affect the value of these securities that occur between the time their prices are determined and the time the portfolio's net asset value is determined may not be reflected in the calculation of net asset value of the portfolio unless DSI or the portfolio manager, acting under authority delegated by the Board of Trustees, deems that the particular event would materially affect net asset value. In this event, the securities would be valued at fair market value as determined in good faith by DSI or the portfolio manager acting under the direction of the Board.


-------------------------------------------------------------------------
                         TAXES AND DISTRIBUTIONS
-------------------------------------------------------------------------

            The GCG Trust pays net investment income, if any, on your shares of each portfolio annually, except that net investment income of the Liquid Asset Portfolio is declared as a dividend daily and paid monthly and that the Limited Maturity Bond Portfolio may declare a dividend monthly or quarterly. Any net realized long-term capital gains for any portfolio will be declared and paid at least once annually. Net realized short-term gains may be declared and paid more frequently. We will automatically reinvest any distributions made by any portfolio in additional shares of that portfolio, unless the separate account of your insurance company makes an election to receive distributions in cash. Dividends or distributions by a portfolio other than the Liquid Asset Portfolio will reduce the per share net asset value by the per share amount paid.

            Each portfolio of the GCG Trust has qualified and expect to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified regulated investment companies, the portfolios are generally not subject to Federal income tax on the part of their investment company taxable income (including any net capital gains) which they distribute to shareholders. It is each portfolio's intention to distribute all such income and gains.

            Shares of each portfolio are offered to the Separate Accounts of insurance companies. Under the Code, an insurance company pays no tax with respect to income of a qualifying Separate Account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. Under current tax law, your gains under your Contract are taxed only when you take them out. Contract purchasers should review the Contract prospectus for a discussion of the tax treatment applicable to holders of the Contracts.

            The foregoing is only a summary of some of the important Federal income tax considerations generally affecting a portfolio and you. Please refer to the Statement of Additional Information for more information about the tax status of the portfolios. You should consult with your tax adviser for more detailed information regarding taxes applicable to the Contracts.



TO OBTAIN                                              THE GCG TRUST
MORE INFORMATION                                       TRUSTEES

A Statement of Additional Information, dated           Barnett Chernow, Chairman and Trustee
May 1, 2000, has been filed with the Securities
and Exchange Commission, and is made a part of         John R. Barmeyer, Trustee
this prospectus by reference.
                                                       J. Michael Earley, Trustee
Additional information about the GCG Trust's
investments is available in the GCG Trust's annual     R. Barbara Gitenstein, Trustee
and semi-annual reports to shareholders.  In the
annual report, you will find a discussion of the       Robert A. Grayson, Trustee
market conditions and investment strategies that
significantly affected the GCG Trust's performance     Elizabeth J. Newell, Trustee
during its last fiscal year.
                                                       Stanley B. Seidler, Trustee

To obtain a free copy of these documents or to         Roger B. Vincent, Trustee
make inquiries about the portfolios, please write
to our Customer Service Center at P.O. Box 2700,
West Chester, Pennsylvania  19380 or call (800)
366-0066.

Information about the GCG Trust can be reviewed and copied at the Securities and Exchange
Commission's ("SEC") Public Reference Room.
Information about its operation may be obtained by calling 1-202-942-8090. Reports and other information about the GCG Trust are available on the EDGAR Database on the SEC's Internet Site at http://www.sec.gov. You may also obtain copies of information for a duplicating fee by electronic request at the following Email address:
publicinfo@sec.gov, or by writing the SEC's Public
Reference Section, Washington, DC  20549-0102


                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                Golden American Life Insurance Company is a stock
                          company domiciled in Delaware

G3059   5/00  SEC File No.   811-5629





                                       B-2

                                     PART B

                                  THE GCG TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                                 March 16, 2001

       This Statement of Additional Information is available to the Shareholders of the Emerging Markets Portfolio of The GCG Trust in connection with the proposed reorganization to combine the Emerging Markets Portfolio and the Developing World Portfolio of The GCG Trust, with the Developing World Portfolio becoming the surviving Portfolio.

       This Statement of Additional Information consists of this cover page and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

         1. The Statement of Information of The GCG Trust dated May 1, 2000, as filed on February 29, 2000;


         2.    The Financial Statements of the Emerging Markets Portfolio and
               Developing World Portfolio of The GCG Trust are included in the
               Annual Report of The GCG Trust dated December 31, 1999, as filed on March 6, 2000

         3.    The Financial Statements of the Emerging Markets Portfolio and
               Developing World Portfolio of The GCG Trust are included in the
               Semi Annual Report of The GCG Trust dated June 30, 2000, as filed on August 31, 2000.

       This Statement of Additional Information is not a prospectus. A
Prospectus/Proxy Statement dated March 16, 2001 relating to the Proposed
Reorganization of the Emerging Markets Portfolio of The GCG Trust may be obtained, with out charge, by writing to The GCG Trust at 1475 Dunwoody Drive, West Chester, Pennsylvania 19380 or calling (800) 366-0066. This Statement of
Additional Information should be read in conjunction with the Prospectus/Proxy
Statement dated March 16, 2001.

                         PRO FORMA FINANCIAL STATEMENTS

       Shown below are financial statements for the Emerging Markets Portfolio and the Developing World Portfolio and pro forma financial statements for the combined Portfolio. The financial statements include Portfolio of Investments
(unaudited) for each Portfolio and pro forma figures for the combined Portfolio, Statements of Assets and Liabilities (unaudited) for each Portfolio and pro forma figures for the combined Portfolio, Statements of Operations (unaudited) for each Portfolio and pro forma figures for the combined Portfolio, Schedule of Portfolio of Investments (unaudited) for each Portfolio and pro forma figures for the combined Portfolio and Statement of Changes Notes to the Pro Forma Financial Statements (unaudited).

                                        B-1



THE GCG TRUST

PRO FORMA COMBINING FINANCIAL STATEMENTS
STATEMENT OF INVESTMENTS  - DECEMBER 31, 2000 (UNAUDITED)


                                                        DEVELOPING                       EMERGING
                                                        WORLD SERIES                 MARKETS SERIES              COMBINED TOTAL
STOCKS                                               Shares       Value            Shares        Value        Shares         Value
------------------------------------------------------------------------------------------------------------------------------------
BRAZIL
Aracruz Celulose S.A., ADR                           17,700      $264,394            7,210      107,699         24,910      372,093
Banco Itau S.A.                                  10,327,800       979,822        4,168,800      395,504     14,496,600    1,375,326
Companhia Brasileira de Distribuicao
   Grupo Pao de Acucar, ADR                          18,800       686,200            7,458      272,217         26,258      958,417
Companhia de Bebidas das Americas, ADR               35,270       908,202           14,225      366,294         49,495    1,274,496
Companhia Paranaese de Energia-Copel, ADR            27,200       229,500           10,700       90,281         37,900      319,781
Companhia Siderurgica Nacional                    3,878,800       123,525        4,408,800      140,404      8,287,600      263,929
Companhia Siderurgica Nacional, ADR                   7,000       225,750                             -          7,000      225,750
Companhia Vale deo Rio Doce, ADR                     21,300       524,512            8,664      213,351         29,964      737,863
Embratel Participacoes S.A, ADR                      44,100       691,819           17,900      280,806         62,000      972,625
Petroleo Brasileiro S.A.                                                -            3,823       95,085          3,823       95,085
Petroleo Brasileiro S.A., ADR                        68,000     1,717,000           23,600      595,900         91,600    2,312,900
Tele Centro Oeste Celular Participacoes, ADR         31,200       302,250           12,700      123,031         43,900      425,281
Tele Norte Leste Participacoes S.A., ADR             43,300       987,781           17,451      398,101         60,751    1,385,882
Telemig Celular Participacoes S.A., ADR               6,000       357,000            2,400      142,800          8,400      499,800
                                                               ----------                    ----------                 -----------
                                                                7,997,755                     3,221,473                  11,219,228
                                                               ----------                    ----------                 -----------
CHILE
Companhia de Telecomunicaciones
   de Chile S.A, ADR                                 16,300       214,956            6,000       79,125         22,300      294,081
Distribucion y Servicio D&S S.A., ADR                16,400       285,975            6,000      104,625         22,400      390,600
Embotelladora Andina S.A., Class A, ADR              17,200       206,400            6,300       75,600         23,500      282,000
Empresa Nacional de Electicidad S.A., ADR            22,700       246,862            8,300       90,263         31,000      337,125
Vina Concha Y Toro S.A., ADR                          6,000       234,000            2,200       85,800          8,200      319,800
                                                              -----------                      --------                   ---------
                                                                1,188,193                       435,413                   1,623,606
                                                              -----------                      --------                   ---------
CHINA
Yanzhou Coal Mining Co. Ltd., Class H               562,000      154,912                             --        562,000      154,912
                                                                --------                       --------                     -------

GREECE
Alpha Bank A.E.                                      29,400       998,295           12,200      414,258         41,600    1,412,553
Hellenic Telecommunications Org. S.A.                49,100       724,907           20,324      300,061         69,424    1,024,968
                                                              -----------                      --------                   ---------
                                                                1,723,202                       714,319                   2,437,521
                                                              -----------                      --------                   ---------
HONG KONG
Brilliance China Automotive Holdings, Ltd.        1,050,000       286,061          430,000      117,149      1,480,000      403,210
China Mobile (Hong Kong) Ltd.                       449,500     2,454,990          196,500    1,073,205        646,000    3,528,195
Citic Pacific Ltd.                                  146,000       517,557           61,000      216,240        207,000      733,797
Huaneng Power International, Inc., Class H        1,112,000       538,186          332,000      160,681      1,444,000      698,867
Legend Holdings Ltd.                                918,000       576,699          358,000      224,900      1,276,000      801,599
PetroChina Company Ltd.                           3,664,000       610,674        1,438,000      239,669      5,102,000      850,343
                                                                ---------                    ----------                  ----------
                                                                4,984,167                     2,031,844                   7,016,011
                                                                ---------                    ----------                  ----------
HUNGARY
Gedeon Richter Ltd., GDR                              3,800       224,361            1,600       94,468          5,400      318,829
Magyar Tavkozlesi Rt., ADR                           35,700       729,619           14,500      296,344         50,200    1,025,963
Mol Magyar Olaj-es Gazipari Rt., GDR                 11,500       191,762            3,300       55,028         14,800      246,790
OTP Bank Rt., GDR                                     4,800       267,600            1,900      105,925          6,700      373,525
                                                               ----------                      --------                  ----------
                                                                1,413,342                       551,765                   1,965,107
                                                               ----------                      --------                  ----------
INDIA
Dr. Reddy's Laboratories Ltd., GDR                   14,300       389,879            5,400      147,227         19,700      537,107
Hindalco Industries Ltd., GDR                         7,800       126,356            3,500       55,315         10,300      181,671
I.T.C. Ltd., GDR                                     30,300       590,850           11,700      228,150         42,000      819,000
Infosys Technologies Ltd., ADR                        1,900       175,275              700       64,575          2,600      239,850
Mahanagar Telephone Nigam Ltd., GDR                  12,120        93,003            6,900       52,947         19,020      145,950
Ranbaxy Laboratories Ltd., GDR                        5,200        85,150            2,600       42,575          7,800      127,725
Reliance Industries Ltd., GDR                        22,050       320,263            8,100      129,600         30,150      449,863
SSI Ltd., GDR                                        82,500       241,312           26,100       76,343        108,600      317,655
Wipro Ltd., ADR                                       4,100       205,512            1,500       75,188          5,600      280,700
The India Fund                                      252,900     3,066,412          103,200    1,251,000        356,100    4,313,712
                                                               ----------                     ---------                  ----------
                                                                5,294,062                     2,123,220                   7,417,232
                                                               ----------                       -------                  ----------
INDONISIA
PT Gudang Garam Tbk                                 202,000       271,421           99,000      133,023        301,000      404,444
PT Ramayana Lestari Sentosa Tbk                     591,500       320,969          195,000      105,814        786,500      426,782
PT Telekomunikasi Indonesia                         454,000        96,196          164,000       34,749        618,000      130,946
                                                                 --------                       -------                     -------
                                                                  688,586                       273,586                     962,172
                                                                 --------                       -------                     -------

                                        B-2

                                                        DEVELOPING                       EMERGING
                                                        WORLD SERIES                 MARKETS SERIES              COMBINED TOTAL
STOCKS                                               Shares       Value            Shares        Value        Shares         Value
------------------------------------------------------------------------------------------------------------------------------------
ISRAEL
Bank Hapoalim Ltd.                                   99,900       289,804           40,300      116,908        140,200      406,712
Bank Leumi Le-Israel                                125,000       289,662           49,200      114,011        174,200      403,673
Bezeq Israeli Telecommunication Corp. Ltd.           89,800       481,923           39,000      209,298        128,800      691,221
Check Point Software Technologies Ltd.               14,500     1,936,656            5,700      761,306         20,200    2,697,962
ECI Telecom Ltd.                                      6,850        95,793            2,900       40,555          9,750      136,348
Gilat Satellite Networks Ltd.                         2,000        51,000              828       21,114          2,828       72,114
IDB Holding Corporation Ltd.                          4,800       169,279            1,900       67,006          6,700      236,285
Orbotech Ltd.                                        12,075       450,548            4,812      179,548         16,887      630,096
Teva Pharmacetical Industries Ltd., ADR               9,700       710,525            3,800      278,350         13,500      988,875
                                                                ---------                     ---------                   ---------
                                                                4,475,190                     1,788,096                   6,263,286
                                                                ---------                     ---------                   ---------
KOREA
Kookmin Bank                                         68,720       809,429           31,660      372,912        100,380    1,182,341
Kookmin Bank , GDR                                    9,091       113,865                                        9,091      113,865
Korea Electric Power Corp.                           32,310       602,779           13,560      252,977         45,870      855,756
Korea Telecom Corp,, ADR                             12,389       384,059            5,084      157,604         17,473      541,663
Kumkang Korea Chemical Company Ltd.                   8,980       308,798            2,530       87,000         11,510      395,798
Pohang Iron & Steel Company Ltd.                      1,800       108,854              870       52,613          2,670      161,467
Pohang Iron & Steel Company Ltd., ADR                34,500       536,906           14,080      219,120         48,580      756,026
Samsung Electronics                                   6,310       788,126            6,354      793,622         23,050    1,987,386
Samsung Electronics, GDR                             16,696     1,193,764                            --          6,310      788,126
SK Telecom Company Ltd.                               4,360       872,000            2,110      422,000          6,470    1,294,000
SK Telecom Company Ltd., ADR                          5,870       138,312                            --          5,870      138,312
                                                                ---------                     ---------                  ----------
                                                                5,856,892                     2,357,848                   8,214,740
                                                                ---------                     ---------                  ----------
MALAYSIA
British American Tobacco (Malaysia) Berhad           50,800       467,890           21,000      193,419         71,800      661,309
Malayan Banking Berhad                              166,600       591,862           71,000      252,234        237,600      844,096
Tanjong Plc                                         309,000       581,402          116,000      218,261        425,000      799,663
Tenaga Nasional Nerhad                              201,000       613,572           86,000      262,524        287,000      876,096
                                                               ----------                      --------                  ----------
                                                                2,254,726                       926,438                   3,181,164
                                                               ----------                      --------                  ----------
MEXICO
Coca-Cola Femsa S.A., ADR                           15,400       344,575            6,184      138,367         21,584      482,943
Fomento Economico Mexicano S.A. de C.V., ADR        14,100       421,238           54,481      162,448         68,581      583,685
Grupo Carso S.A. de C.V., Series A1                 72,600       178,695           29,500       72,610        102,100      251,305
Grupo Finaciero Banamex Accival
   S.A. de C.V., Series O                           789,800     1,292,151          315,284      515,820      1,105,084    1,807,971
Grupo Modelo S.A. de C.V., Series C                 201,300       515,374           80,400      205,842        281,700      721,216
Grupo Televisa S.A, GDR                              19,700       885,269            7,811      351,007         27,511    1,236,276
Panamerican Beverages Inc., Class A                  17,800       252,538            7,200      102,150         25,000      354,688
Telefonos de Mexico S.A, Class L, ADR                48,680     2,196,685           19,449      877,636         68,129    3,074,321
Wal-Mart de Mexico S.A., de C.V.                    465,900       927,095          186,000      370,122        651,900    1,297,217
                                                               ----------                    ----------                  ----------
                                                                7,013,620                     2,796,002                   9,809,622
                                                               ----------                    ----------                  ----------
POLAND
Bank Polska Kasa Opieki S.A., GDR                    20,200       310,070            8,400      128,940         28,600      439,010
Polski Koncern Naftowy Orelen S.A., GDR              22,100       245,310           11,058      122,744         33,158      368,054
Telekomunikacja Polska S.A., ADR                     58,700       392,040           22,375      149,436         81,075      541,476
                                                                 --------                    ----------                  ----------
                                                                  947,420                       401,120                   1,348,540
                                                                 --------                    ----------                  ----------
RUSSIA
AO Tatneft, ADR                                      24,000       169,500           10,100       71,331         34,100      240,831
Mobile Telesystems, ADR                               7,800       187,200            3,000       72,000         10,800      259,200
OAO Lukoil Holding, ADR                              26,650       986,050           10,400      384,800         37,050    1,370,850
RAO Unified Energy System, ADR                       56,300       461,660           22,000      180,400         78,300      642,060
Surgutneftegaz, ADR                                 77,500       806,000           30,375      315,900        107,875    1,121,900
                                                               ----------                    ----------                  ----------
                                                                2,610,410                     1,024,431                   3,634,841
                                                               ----------                    ----------                  ----------
SOUTH AFRICA
African Bank Investments Ltd.                       243,900       172,373          100,882       71,297        344,782      243,670
Anglo American Platinum Corporation Ltd.             24,300     1,133,783            9,200      429,250         33,500    1,563,033
De Beers-Centenary Linked Unit                       20,400       538,968            7,700      203,434         28,100      742,402
FirstRand Ltd.                                      412,900       458,171          168,900      187,418        581,800      645,589
Impala Platinum Holdings Ltd.                        11,700       596,281            4,401      224,293         16,101      820,574
Investec Group Ltd.                                   7,600       252,998            3,200      106,525         10,800      359,523
Johnnic Holdings Ltd.                                38,300       421,451           15,639      172,091         53,939      593,542
Liberty Group Ltd.                                  29,900       266,611           12,400      110,568         42,300      377,179
Nedcor Ltd.                                          20,100       454,041            7,600      171,677         27,700      625,718
Sappi Ltd.                                           32,400       231,550           13,363       95,500         45,763      327,050
Sasol Ltd.                                           77,300       499,845           29,302      189,475        106,602      689,320
                                                               ----------                    ----------                  ----------
                                                                5,026,072                     1,961,528                   6,987,600
                                                               ----------                    ----------                  ----------

                                        B-3

                                                        DEVELOPING                       EMERGING
                                                        WORLD SERIES                 MARKETS SERIES              COMBINED TOTAL
STOCKS                                               Shares       Value            Shares        Value        Shares         Value
------------------------------------------------------------------------------------------------------------------------------------
TAIWAN
Advanced Semiconductor Engineering,
   Inc., Series E, ADR                                                              13,866       42,465         13,866       42,465
Asustek Computer, Inc., GDR                         202,786       623,567           82,076      252,384        284,862      875,951
China Steel Corporation, ADR                        136,272     1,639,449           43,043      517,835        179,315    2,157,284
Hon Hai Precision Industry Co., Ltd. ADR            115,218     1,356,692           45,751      538,718        160,969    1,895,410
SynnexTechnology International Corp., GDR            77,964       455,310           36,180      211,291        114,144      666,601
Taiwan Semiconductor Manufacturing Co., Ltd.,       148,137     2,555,363           57,030      983,768        205,167    3,539,131
ADR

United Microelectronics Corp, ADR                    69,700       575,025           32,400      267,300        102,100      842,325
Winbond Electronics Corp., GDR                       71,348       683,671           35,211      337,399        106,559    1,021,070
                                                               ----------                    ----------                 -----------
                                                                7,889,077                     3,151,160                  11,040,237
                                                               ----------                    ----------                 -----------
THAILAND
Advanced Info Service Public Co, Ltd.                40,000       387,275           15,500      150,069         55,500      537,344
BEC World Public Co., Ltd.                           87,000       441,217           33,700      170,908        120,700      612,125
                                                                 --------                      --------                   ---------
                                                                  828,492                       320,977                   1,149,469
                                                                 --------                      --------                   ---------
TURKEY
Dogan Yayin Holdings A.S.                        16,109,890       111,757       6,171,200        42,811     22,281,090      154,568
Hurriyet Gazetecilik ve Matbaacilik A.S.         21,602,770       130,525       9,198,750        55,579     30,801,520      186,104
Turkiye Is Bankasi, Class C                      13,363,400       219,301       5,686,000        93,310     19,049,400      312,611
Yapi ve Kredi Bankasi, A.S.                      23,010,592       118,434       9,792,035        50,399     32,802,627      168,833
                                                                 --------                      --------                     -------
                                                                  580,017                       242,099                     822,116
                                                                 --------                      --------                     -------
UNITED KINGDOM
Dimension Data Holdings Plc                          64,450       437,612           24,407      165,722         88,857      603,334
                                                                 --------                      --------                     -------

VENEZUELA
Compania Anonima Nacional

   Telefonos de Venezuela, ADR                       31,700       600,319           12,800      242,400         44,500      842,719
                                                                 --------                      --------                     -------

TOTAL INVESTMENTS                                              61,964,016                     24,729,441                 86,693,457
OTHER ASSETS AND LIABILITIES                                   (1,422,956)                      (176,530)                (1,599,486)
                                                              -----------                    -----------                -----------

NET SSETS                                                     $60,541,060                   $24,552,911                 $85,093,971
                                                              ===========                   ===========                 ===========
                                        B-4



FINANCIAL POSITION, RESULTS OF OPERATIONS, AND CHANGES IN
NET ASSETS OF EACH FUND IMMEDIATELY BEFORE ACQUISITION

STATEMENT OF ASSETS AND LIABILITIES  (UNAUDITED)

                                                                                             THE GCG TRUST
                                                                               FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                             DEVELOPING                         EMERGING
                                                                                WORLD                            MARKETS
                                                                               SERIES                            SERIES

                                                                       ------------------------          ------------------------

ASSETS:
  Investments:
     At identified cost............................................                $75,928,796                       $31,130,206
                                                                       ========================          ========================
     At value (a)..................................................                $61,964,016                       $24,729,441
  Cash, including foreign currency, at value.......................                  3,005,622                         1,742,377
  Receivables:
     Shares of beneficial interest sold............................                        209                                 -
     Investment securities sold....................................                    212,670                            36,951
     Dividends and/or interest.....................................                    171,141                            89,748
                                                                       ------------------------          ------------------------
         Total Assets..............................................                 65,353,658                        26,598,517
                                                                       ------------------------          ------------------------

LIABILITIES:
  Payables:
    Shares of beneficial interest redeemed........................                  2,590,062                         1,672,906
     Investment securities purchased...............................                  2,222,536                           372,700
                                                                       ------------------------          ------------------------
         Total Liabilities.........................................                  4,812,598                         2,045,606
                                                                       ------------------------          ------------------------
NET ASSETS.........................................................                $60,541,060                       $24,552,911
                                                                       ========================          ========================

NET ASSETS CONSIST OF:
  Paid-in Capital..................................................               $77,219,518                       $39,748,715
  Undistributed net investment income/(loss).......................                    (7,255)                          (25,460)
  Accumulated net realized gain/(loss) on securities,
     written options, long options, futures contracts,
     forward foreign currency exchange contracts
     and foreign currency contracts................................                (2,704,101)                       (8,766,717)
  Net unrealized appreciation/(depreciation) on
     securities, written options, long options, futures contracts, forward foreign currency exchange contracts and other assets and
     liabilities denominated in foreign currencies.................               (13,967,102)                       (6,403,627)
                                                                       ------------------------          ------------------------
         Total Net Assets..........................................                $60,541,060                       $24,552,911
                                                                       ========================          ========================
Shares of beneficial interest outstanding..........................                  7,979,716                         3,029,840
                                                                       ========================          ========================
NET ASSET VALUE, offering price and redemption
     price per share of beneficial interest outstanding............                      $7.59                             $8.10
                                                                       ========================          ========================

                                        B-5




FINANCIAL POSITION, RESULTS OF OPERATIONS, AND CHANGES IN
NET ASSETS OF EACH FUND IMMEDIATELY BEFORE ACQUISITION

STATEMENT OF OPERATIONS  (UNAUDITED)


                                                                                              THE GCG TRUST
                                                                               FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                               DEVELOPING                          EMERGING
                                                                                 WORLD                             MARKETS
                                                                                 SERIES                             SERIES
                                                                        -------------------------          -------------------------

INVESTMENT INCOME:
  Dividends........................................................                     $977,468                           $481,267
  Interest.........................................................                       64,731                           (24,600)
  Foreign taxes withheld on dividend and
     interest income...............................................                     (57,462)                           (34,576)
                                                                        -------------------------          -------------------------
         Total Investment Income...................................                      984,737                            422,091
                                                                        -------------------------          -------------------------

EXPENSES:
  Unified fees (Note 2)............................................                    1,267,259                            623,857
  Trustees' fees and expenses (Note 2).............................                        2,411                              1,203
                                                                        -------------------------          -------------------------
         Total Expenses............................................                    1,269,670                            625,060
                                                                        -------------------------          -------------------------

NET INVESTMENT (LOSS).......................................                            (284,933)                          (202,969)
                                                                        -------------------------          -------------------------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCIES
  (NOTES 1 AND 3):
  Net realized gain/(loss) from:
     Investments...................................................                  (1,716,532)                          6,088,795
     Written options...............................................                          --                                 --
     Foreign currency transactions.................................                    (226,690)                           (23,656)
  Net change in unrealized appreciation/depreciation of:
     Investments...................................................                 (25,707,811)                       (18,733,007)
  Written options, futures contracts, forward
      foreign currency exchange contracts and
      other assets and liabilities denominated in
      foreign currencies............................................                     (2,264)                            (3,485)
                                                                        -------------------------          -------------------------
  Net realized and unrealized (loss)
     on investments................................................                 (27,653,297)                       (12,671,353)
                                                                        -------------------------          -------------------------

  NET (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS.....................................                ($27,938,230)                      ($12,874,322)
                                                                        =========================          =========================

                                        B-6


FINANCIAL POSITION, RESULTS OF OPERATIONS, AND CHANGES IN
NET ASSETS OF EACH FUND IMMEDIATELY BEFORE ACQUISITION

STATEMENT OF CHANGES IN NET ASSETS  (UNAUDITED)

                                                                                              THE GCG TRUST
                                                                               FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                               DEVELOPING                          EMERGING
                                                                                 WORLD                             MARKETS
                                                                                 SERIES                             SERIES

                                                                        -------------------------          -------------------------

OPERATIONS:
  Net investment (loss)............................................                   ($284,933)                         ($202,969)
  Net realized gain/(loss) on investments, futures
     contracts, written options, forward foreign currency
     exchange contracts and foreign currency
     transactions..................................................                  (1,943,222)                          6,065,139
  Net change in unrealized appreciation/depreciation
     of securities, written options, future contracts, forward foreign currency exchange contracts and other assets and liabilities denominated in
     foreign currencies............................................                 (25,710,075)                       (18,736,492)
                                                                        -------------------------          -------------------------
  Net increase/(decrease) in net assets
     resulting from operations.....................................                 (27,938,230)                       (12,874,322)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income............................................                          --                                  --
  In excess of net investment income...............................                          --                                  --
  Net realized gains...............................................                    (490,210)                                 --
  In excess of capital gains.......................................                          --                                  --

CAPITAL SHARE TRANSACTIONS:
  Shares sold......................................................                  228,554,901                         65,533,874
  Shares issued as reinvestment of dividends.......................                      490,210                                  -
  Shares redeemed..................................................                (202,691,407)                       (73,055,849)
                                                                        -------------------------          -------------------------

NET INCREASE/(DECREASE) IN NET ASSETS FROM
  SHARES OF BENEFICIAL INTEREST TRANSACTION........................                   26,353,704                        (7,521,975)
                                                                        -------------------------          -------------------------

  Net (decrease) in net assets.....................................                  (2,074,736)                       (20,396,297)

NET ASSETS:
  Beginning of period..............................................                   62,615,796                         44,949,208
                                                                        -------------------------          -------------------------
  End of period....................................................                  $60,541,060                        $24,552,911
                                                                        =========================          =========================
  Undistributed net investment income/(loss).......................                      ($7,255)                          ($25,460)
                                                                        =========================          =========================

TRANSACTIONS IN FUND SHARES:
  Shares sold......................................................                   23,671,773                          6,343,185
  Shares issued as reinvestment of dividends.......................                       66,244                                  -
  Shares redeemed..................................................                 (21,174,902)                        (6,983,267)
                                                                        -------------------------          -------------------------
                                                                        -------------------------          -------------------------
  Net increase/(decrease)..........................................                    2,563,115                          (640,082)
                                                                        =========================          =========================




FINANCIAL STATEMENTS OF THE COMBINED ENTITY IMMEDIATELY AFTER ACQUISITION

STATEMENT OF ASSETS AND LIABILITIES  (UNAUDITED)
(Combined for Emerging Markets Series and Developing World Series)

                                                                                       THE GCG TRUST
                                                                         FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                                                   DEVELOPING
                                                                                                     WORLD
                                                                                                     SERIES
                                                                                           ---------------------------

ASSETS:
  Investments (Notes 1,3 and 4)
     At identified cost.................................................................                 $107,059,002
                                                                                           ===========================
     At value (a).......................................................................                  $86,693,457
  Cash, including foreign currency, at value............................................                   $4,747,999
  Recievables:
     Shares of beneficial interest sold.................................................                          209
     Investment securities sold.........................................................                      249,621
     Dividends and/or interest..........................................................                      260,889
                                                                                           ---------------------------
         Total Assets...................................................................                  $91,952,175
                                                                                           ---------------------------

LIABILITIES:
  Payables:
     Shares of beneficial interest redeemed.............................................                    4,262,968
     Investment securities purchased.....................................................                   2,595,236
                                                                                           ---------------------------
         Total Liabilities..............................................................                    6,858,204
                                                                                           ---------------------------

NET ASSETS..............................................................................                  $85,093,971
                                                                                           ===========================

NET ASSETS CONSIST OF:
  Paid-in Capital.......................................................................                $116,968,233
  Undistributed net investment income/(loss)............................................                     (32,715)
  Accumulated net realized gain/(loss) on securities,
     written options, long options, futures contracts,
     forward foreign currency exchange contracts
     and foreign currency contracts.....................................................                 (11,470,818)
  Net unrealized appreciation/(depreciation) on
     securities, written options, long options, futures contracts, forward foreign currency exchange contracts and other assets and
     liabilities denominated in foreign currencies......................................                 (20,370,729)
                                                                                           ---------------------------
                                                                                           ---------------------------
         Total Net Assets...............................................................                  $85,093,971
                                                                                           ===========================

Shares of beneficial interest outstanding...............................................                   11,214,619
                                                                                           ===========================
NET ASSET VALUE, offering price and redemption
     price per share of beneficial interest outstanding.................................                        $7.59
                                                                                           ===========================

                                        B-8



FINANCIAL STATEMENTS OF THE COMBINED ENTITY IMMEDIATELY AFTER ACQUISITION

STATEMENT OF OPERATIONS   (UNAUDITED)
(Combined for Emerging Markets Series and Developing World Series)

                                                                                       THE GCG TRUST
                                                                          FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                                                   DEVELOPING
                                                                                                     WORLD
                                                                                                     SERIES
                                                                                          ---------------------------

INVESTMENT INCOME:
  Dividends.............................................................................                   $1,458,735
  Interest..............................................................................                       40,131
  Foreign taxes withheld on dividend and
     interest income....................................................................                     (92,038)
                                                                                           ---------------------------
         Total Investment Income........................................................                    1,406,828
                                                                                           ---------------------------

EXPENSES:
  Unified fees (Note 2).................................................................                    1,891,116
  Trustees' fees and expenses (Note 2)..................................................                        3,614
                                                                                           ---------------------------
         Total Expenses.................................................................                    1,894,730
                                                                                           ---------------------------

NET INVESTMENT (LOSS)...................................................................                    (487,902)
                                                                                           ---------------------------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCIES
  (NOTES 1 AND 3):
  Net realized gain/(loss) from:
     Investments........................................................................                  (4,372,263)
     Foreign currency transactions......................................................                    (259,346)
  Net change in unrealized appreciation/depreciation of:
     Investments........................................................................                 (44,440,818)
  Written options, futures contracts, forward
     foreign currency exchange contracts and
     other assets and liabilities denominated in
     foreign currencies.................................................................                      (5,749)
                                                                                           ---------------------------
  Net realized and unrealized (loss)
     on investments.....................................................................                 (40,324,650)
                                                                                           ---------------------------

  NET (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............................................................                ($40,812,552)
                                                                                           ===========================

                                        B-9

THE GCG TRUST

NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS (UNAUDITED)
DECEMBER 31, 2000

1.   Basis of Combination

     The Pro Forma Combining Statement of Assets and Liabilities, including the Pro Forma Statement of Net Assets, and the related Pro Forma Combining Statements of Operations ("Pro Forma Statements") reflect the accounts of the Developing World Series and Emerging Markets Series and for the period ended December 31,2000.

     The Pro Forma Statements give effect to the proposed Agreement and Plan of Reorganization (the "Reorganization") to be submitted to shareholders of the Emerging Markets Series. The Reorganization provides for the acquisition of all assets and liabilities of the Emerging Markets Series by the Developing World Series, in exchange for shares of the Developing World Series. Thereafter, there will be a distribution of shares of the Developing World Series to the shareholders of the Emerging Markets Series in liquidation and subsequent termination thereof. As a result of the Reorganization, the shareholders of the Emerging Markets Series will become the owners of that number of full and fractional shares of the Developing World Series having an aggregate net asset value equal to the aggregate net asset value of their shares of the Emerging Markets Series as of the close of business immediately prior to the date that the Emerging Markets Series assets are exchanged for shares of the Developing World Series.

     The Pro Forma Statements reflect the expenses of each Series in carrying out its obligations under the Reorganization as though the merger occurred at the beginning of the periods presented.

     The information contained herein is based on the experience of each Series for the periods ended December 31, 2000 and is designed to permit the shareholders of the consolidating mutual funds to evaluate the financial effect of the proposed Reorganization. The expenses of the Emerging Markets Series in connection with the Reorganization (including the cost of any proxy soliciting agents) will be borne by Directed Services, Inc., an indirect wholly owned subsidiary of ING Groep, N.V. It is not anticipated that the securities of the combined portfolio will be sold in significant amounts in order to comply with the policies and investment practices of the International Fund.

     The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund incorporated by reference in the Statement of Additional Information.

2.   Shares of Beneficial Interest

     The Pro Forma net asset values per share assumes the issuance of shares of the Developing World Series that would have been issued at December 31, 2000 in connection with the proposed Reorganization. Shareholders of the Emerging Markets Series would receive shares of the Developing World Series based on conversion ratios determined on December 31, 2000. The conversion ratios are calculated by dividing the net asset value of the Emerging Markets Series by the net asset value per share of the respective class of the Developing World Series.

3.   Pro Forma Operations

     The Pro Forma Combining Statements of Operations assume similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Pro Forma operating expenses include the actual expenses of the Funds adjusted to reflect the expected expenses of the combined entity.

THE GCG TRUST

DECEMBER 31, 1999

ANNUAL REPORT


GOLDENSELECT PRODUCTS ARE ISSUED BY
GOLDEN AMERICAN lIFE iNSURANCE CONPANY
AND DISTRIBUTED BY DIRECT SERVICES, INC., MEMBER NASD


ING VARIABLE ANNUITIES

----------------------------
TABLE OF CONTENTS
----------------------------

                                  THE GCG TRUST

                                                                           PAGE
                                                                          ------
Chairman's Letter ......................................................     1
Portfolio Manager Reports ..............................................     2
Statements of Assets and Liabilities ...................................    26
Statements of Operations ...............................................    30
Statements of Changes in Net Assets ....................................    34
Financial Highlights ...................................................    42
Portfolios of Investments ..............................................    65
Notes to Financial Statements ..........................................   108



   -----------------------------------------------------------------------------
   The information contained in this report is intended for general information purposes only. This report is not authorized for distribution to prospective investors unless preceded or accompanied by current Trust and Separate Account prospectuses which contain important information concerning the Trust, the Company, and its current public offering of variable contracts. Investment return and principal value will vary, and shares may be worth more or less at redemption than at original purchase.
   -----------------------------------------------------------------------------

ING VARIABLE ANNUITIES
1475 Dunwoody Drive, West Chester, PA 19380

                                                                February 1, 2000

Dear Shareholder of the GCG Trust:

We at ING VARIABLE ANNUITIES, home of GOLDENSELECT(R), are pleased to present to you the 1999 Annual Report of thE GCG Trust (the "Trust"). The following report provides information about the performance and financial position of the portfolios within the Trust.

During the year ended December 31, 1999, the net assets of the Trust increased 95% to end the year at $8.4 billion. This increase can be attributed to new investment by shareholders and another year of strong investment returns.

In 1999, the Trust experienced the following enhancements:

(BULLET) Janus Capital Corporation was hired as the new Portfolio Manager for the Value + Growth Series, effective March 1, 1999. In addition, the Series was renamed "Growth Series", a name which we believe better reflects the change in investment style from a value approach to a growth approach.

(BULLET) A I M Capital  Management,  Inc. was  selected to manage the  Strategic
         Equity Series, effective March 1, 1999 and the Capital Appreciation Series, effective April 1, 1999. Additionally, certain changes in the investment policies and procedures of Strategic Equity Series were made to reflect the investment style and stock selection technique of A I M Capital.

(BULLET) Alliance Capital Management L.P. was hired as the new Portfolio Manager of the Growth & Income Series, effective March 1, 1999. Additionally, the Series was renamed "Capital Growth Series", a name which we believe better reflects the investment style of Alliance Capital, effective July 1, 1999.

(BULLET) T. Rowe  Price  Associates,  Inc.  was  selected  as the new  Portfolio
         Manager of the Equity Income Series, formerly known as the Multiple Allocation Series, effective March 1, 1999. In addition, certain changes in the investment policies and procedures of Equity Income Series were made to reflect the investment style of T. Rowe Price and to the Series objective of "providing substantial dividend income and also long-term capital appreciation".

(BULLET) Baring International Investment Ltd. was named manager of both the Hard
         Assets Series and Developing World Series effective March 1, 1999.

During 2000, there will be further enhancements made to the Trust, beginning with the addition of Salomon Brothers Asset Management and Capital Guardian Trust Company to our lineup of renowned money managers. We are confident that these additions will make ING VARIABLE ANNUITIES an even more attractive choice for your investment dollars. For more information, please refer to the supplements mailed to you under a separate cover.

The Report contains comments from the Portfolio Managers of the Trust's Series. The comments of the Portfolio Managers reflect their views as of the date written and are subject to change at any time. For more complete information about these portfolios, the Trust, or any products, including charges and expenses, please consult your prospectus. You may obtain a prospectus by calling 800-366-0066. Read it carefully before investing or sending money.

As  always,   thank  you  for   choosing  ING   VARIABLE   ANNUITIES,   home  of
GOLDENSELECT(R).

Sincerely,

/s/ Barnett Chernow

Barnett Chernow
President
The GCG Trust

                                  THE GCG TRUST
                               LIQUID ASSET SERIES

HOW DID THE SERIES PERFORM DURING 1999?

The Liquid Asset Series (the "Series") generated a 4.74% net total return for 1999. The Merrill Lynch 3-Month Treasury Bill Index had a total return of 5.01% for the same period. The Series compared favorably to the IBC First Tier Index of 4.58% for the year.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE SERIES' PERFORMANCE?

The money markets were significantly impacted in 1999 by movements in the Fed Funds rate, the rate banks charge each other for overnight loans. The Federal Reserve Board's Federal Open Market Committee (the "Fed") raised its target Fed Funds rate by 75 basis points in 1999 to 5.5%. These increases occurred in three 25 basis point moves in June, August and November. In anticipation of the Fed's actions, the Series' average maturity was shortened prior to these moves allowing the portfolio to invest a larger percentage of portfolio assets at higher rates after the increases.

WHAT OTHER FACTORS CONTRIBUTED TO THE SERIES' PERFORMANCE VS. THE BENCHMARK?

As we entered the third quarter, the Year 2000 date change became the focus of money market funds. The Series' main objective was to maintain liquidity going into year-end. However, supply in December was slim and issuers offered very attractive rates to investors willing to purchase debt maturing in the first quarter of 2000. The Series effectively balanced the competing objectives of maintaining liquidity in December and investing at higher rates "over-the-turn" in January and February.

WHAT IS YOUR OUTLOOK FOR MARKETS/PORTFOLIO?

While the Fed did not raise rates again in December, the economy continues to show signs of strength and another Fed Funds increase is priced into the market. As a result, the average maturity of the Series will remain shorter than competitors anticipating another Fed move in the first quarter of the year.

                                                  ING INVESTMENT MANAGEMENT, LLC

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 1999

                              1 YEAR       4.74%
                              5 YEAR       5.08%
                             10 YEAR       4.82%
          SINCE 1/24/1989 (INCEPTION)      5.11%
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

INVESTMENT IN THE LIQUID ASSET SERIES (OR IN ANY OTHER SERIES) IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE LIQUID ASSET SERIES WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

TOP FIVE HOLDINGS AS OF DECEMBER 31, 1999
(percentage of total net assets)

   1. UBS Finance, Ltd., 4.869% due 01/03/00               12.1%
   2. Gillette Company, 6.787% due 01/04/00                 2.6%
   3. Hasbro, Inc., 4.871% due 01/06/00                     2.4%
   4. American Express Credit Corporation,
      6.396% due 01/04/00                                   1.7%
   5. Ford Motor Credit Corporation,
      6.650% due 01/07/00                                   1.7%


TOP FIVE SECTORS AS OF DECEMBER 31, 1999
(percentage of total portfolio holdings)

   1. Financial                                            64.6%
   2. Staples                                               7.5%
   3. Durables                                              6.8%
   4. Cyclicals                                             5.9%
   5. Technology                                            4.6%

                                  THE GCG TRUST
                          LIMITED MATURITY BOND SERIES

WHAT WAS THE SERIES PERFORMANCE FOR THE YEAR?

The Limited Maturity Bond Series (the "Series") returned 1.13% for the year versus 2.19% for the benchmark, the Merrill Lynch 1-5 Year Corporate/Government Bond Index.

WHAT MARKET TRENDS AFFECTED THE SERIES' PERFORMANCE?

The domestic investment grade bond market recorded its second worst performance in 1999 (second to 1994's poor performance) in approximately twenty-five years. Over the year, the Federal Reserve Board's Federal Open Market Committee raised its target Fed Funds rate by 75 basis points (0.75%) to 5.5%. The yield on the 30-year Treasury bond rose from 5.09% in 1998 to 6.48% at year-end 1999, and bond prices correspondingly plummeted. The rise in rates negatively impacted longer-maturity bonds more than shorter bonds. For example, an index of the current 30-year U.S. Treasury Bond generated a -15.1% return for the year while the current 5-year U.S. Treasury Bond Index generated a -2.54% return and the 2-year returned 1.90%.

In addition, there was significant volatility in spread product as yields decreased at the beginning of the year, widened out in the summer and then began another round of tightening in the fall and through year-end. After all was said and done, the overweight of spread product (particularly mortgages and asset-backed securities) helped fund performance while the overweight in longer duration (3+ years) securities hurt performance.

WHAT OTHER FACTORS IMPACTED THE SERIES' PERFORMANCE VS. THE BENCHMARK?

In addition, the Series was negatively impacted by event risk involving fraud on a couple of corporate holdings.

The Series remains more diversified than the benchmark in that the Series owns more spread product (corporate bonds, mortgage-backed and asset-backed securities) and fewer U.S. Treasuries and U.S. Government Agencies than the benchmark. In addition, for most of the year, the Series was slightly barbelled versus the benchmark in that it owned a larger percentage of 3+ year bonds.

HOW MIGHT THE U.S. ECONOMY AND INTEREST RATE CHANGES IMPACT THE SERIES?

The economy remains strong, and market participants fully expect the Fed to raise rates further in 2000. In addition, we expect spread products to again outperform U.S. Treasuries. As such, the Series' duration is shorter than the index with a continued overweight in mortgage-backed securities, asset-backed securities and corporate bonds.

                                                  ING INVESTMENT MANAGEMENT, LLC

-------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 1999

                              1 YEAR       1.13%
                              5 YEAR       6.08%
                             10 YEAR       5.90%
          SINCE 1/24/1989 (INCEPTION)      6.27%
--------------------------------------------------------------------------------

[LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS]

                                                          Merrill Lynch 1-5 Year
             Limited Maturity Bond Series                 Corp./Gov't Bond Index
1/24/89               $10,000.00                                $10,000.00
12/89                  10,958.30                                 11,060.44
12/90                  11,820.50                                 12,139.28
12/91                  13,152.69                                 13,720.67
12/92                  13,789.43                                 14,665.52
12/93                  14,644.25                                 15,711.75
12/94                  14,470.23                                 15,625.33
12/95                  16,166.64                                 17,649.65
12/96                  16,864.73                                 18,464.87
12/97                  17,898.69                                 19,786.99
12/98                  19,224.16                                 21,306.90
12/99                  19,441.25                                 21,773.42

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

*On January  2, 1998,  INGInvestment  Management,  LLC became the  Portfolio
 Manager of the Series. Prior to that date, the Series had been advised by other Portfolio Managers.

TOP FIVE NON CASH HOLDINGS AS OF DECEMBER 31, 1999
(percentage of total net assets)

   1. U.S. Treasury Notes, due through 2004
      ranging from 4.625% to 6.625%                        35.8%
   2. Phelps Dodge Corporation, 9.875% due 06/13/01         1.7%
   3. El Paso Natural Gas Corporation,
      6.750% due 11/15/03                                   1.7%
   4. Jones Intercable, Inc., 8.875% due 04/01/07           1.5%
   5. Ford Motor Credit Company, 6.446% due 07/16/02        1.5%

TOP FIVE SECTORS AS OF DECEMBER 31, 1999
(percentage of total portfolio holdings)

   1. Federal Agency & Government                          43.3%
   2. Financial                                            20.7%
   3. Manufacturing                                         8.9%
   4. Asset Backed Securities                               8.1%
   5. Energy                                                5.6%

                                  THE GCG TRUST
                           GLOBAL FIXED INCOME SERIES

HOW DID THE SERIES FARE IN 1999?

The Global Fixed Income Series (the "Series") generated a return of (8.62%) for the year ended December 31, 1999. Its benchmark, the Merrill Lynch Global Government Bond Index II produced a total return of (4.52%) for the same period.

WHY DID THE SERIES UNDERPERFORM ITS BENCHMARK?

It was a generally poor year for the major global bond markets. In addition the Euro currency weakened throughout the year given disappointment with regard to growth within the Euro counties. The yen, on the other hand, was firm due to capital repatriation and capital inflows. The Series underperformance is primarily due to our underweight yen position and to our zero weight in Japanese bonds. Japanese bond yields were low, effectively predicting continued depressionary conditions. We think this is unlikely and in fact are looking for a weak recovery in economic activity. Monetary conditions, which is eased too much, will in these circumstances lead to yen weakness.

WHAT DO YOU ANTICIPATE HAPPENING IN THE BOND MARKETS THIS YEAR?

In general, bond markets are still weak. Global bonds in North America and Europe represent a good value. The embedded risk premium represented by real yields is high at over 4%. This is particularly attractive given our view that inflation pressures are subdued. However the markets are having difficulty with the "deflationary boom" conditions that are apparent in the United States in the face of few signs of any end to robust growth, particularly with such low levels of unemployment. Markets, accordingly, are likely to remain under pressure. Reflecting our cautious stance in this regard, we maintain portfolio duration ex-Japan similar to the benchmark. Bond exposures are focused on the US and European markets. We remain at zero weight in Japan where we feel bond yields are so low that only economic depression could justify such an outcome. On the contrary, we currently have a modestly positive outlook for the Japanese economy. In currency we are underweight the yen in favor of the Euro where we expect the economic recovery to gather pace and bring about the recovery of the currency. In the months ahead we expect most Central Banks will move to tighten liquidity conditions. The question remains, will measures be perceived as soon enough or on a sufficient scale to restore confidence in bond markets. USgrowth is expected to slow later in 2000. This will eventually be a positive factor. Inflation fears are limited due to competitive pressures. Bonds should remain cautious short term but we sense a looming buying opportunity in the quarters ahead.

                                         BARING INTERNATIONAL INVESTMENT LIMITED

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 1999

                                      1 YEAR      (8.62)%

                 SINCE 8/14/1998 (INCEPTION)      (0.96)%
--------------------------------------------------------------------------------

[LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS]

                                                    Merrill Lynch Global
              Global Fixed Income Series          Government Bond Index II

8/14/98              $10,000.00                         $10,000.00
9/98                  10,725.88                          10,790.80
12/98                 10,798.54                          11,155.67
3/99                  10,257.17                          10,817.42
6/99                   9,918.80                          10,522.08
9/99                  10,102.49                          11,020.43
12/99                  9,867.96                          10,971.01

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE NON CASH HOLDINGS AS OF DECEMBER 31, 1999
(percentage of total net assets)

   1. U.S. Treasury Obligations, due through 2016          18.3%
      ranging from 4.750% to 7.500% (United States)
   2. Bundesrepublik, 6.00% due 01/04/07                    6.2%
   3. Bundesrepublik, 6.00% due 01/05/06                    4.6%
   4. Government of Canada, 5.250% due 09/01/03             4.4%
   5. Dutch Government, 6.000% due 01/15/06                 4.3%

TOP FIVE COUNTRIES AS OF DECEMBER 31, 1999
(percentage of total portfolio holdings)

   1. United States                                        25.6%
   2. Japan                                                22.3%
   3. Germany                                              20.3%
   4. France                                                8.7%
   5. Italy                                                 7.3%

                                  THE GCG TRUST
                               TOTAL RETURN SERIES

HOW DID THE TOTAL RETURN SERIES PERFORM IN 1999?

For the 12 months ended December 31, 1999, the Total Return Series (the "Series") provided a total return of 3.38%, which compared to a 21.03% return for the Standard & Poor's 500 Index and to a (2.15)% return for the Lehman Brothers Government/Corporate Bond Index.

WHAT WERE SERIES' INVESTMENT ALLOCATIONS DURING THE YEAR?

The Series faced several headwinds during 1999. In the equity area, where we had 60% of our investments, our focus on value stocks held us back as investors favored growth stocks by ever-widening margins. Value stocks tend to have lower valuations than the overall stock market. They tend to be in mature industries, such as energy, financial services, and industrials, that have to be able to raise prices to grow earnings. By contrast, growth stocks -- the most well known of which are in the technology and health care sectors -- usually have proprietarY products and high gross margins. Unfortunately, there was little pricing flexibility in the economy in 1999, so investors favored growth stocks. Not only did we have sizable investments in some of the market's weaker sectors, we also had few investments in the high-priced, top-performing technology area. Our 40% stake in bonds further hampered performance, as interest rates climbed and bond prices fell throughout the second half of the year.

WHAT INDUSTRY CONCENTRATIONS AFFECTED THE SERIES' PERFORMANCE?

Financial services and electric utilities stocks turned in particularly disappointing results in 1999. In financial services, the Series' biggest stock sector, both bank and insurance stocks suffered as rising interest rates squeezed valuations. We focused on insurance stocks, where consolidation -- which has already swept the banking industry -- is just beginning. We believe this trend translates into strong potential for insurers like Hartford Financial Services Group, a multiline insurance company with an excellent management team and demonstrated earnings growth. We owned companies like The Chubb Corp., a property and casualty insurer that has struggled because of weak pricing, and Lincoln National Corp., an insurer that is selling off its less profitable businesses and focusing on its growing annuity business. Unfortunately, these stocks made little headway this past year. We kept a smaller stake in electric utilities, but the few names we owned, such as Carolina Power & Light Co., disappointed as earnings fell short of expectations and deregulation continued to take longer than expected. By contrast, telecommunications and energy stocks were among our best performers. Telecommunications companies continued to benefit from the worldwide explosion in data communications and internet traffic. Energy stocks took off in 1999, thanks to rising oil prices, a promising supply/demand outlook, and industry consolidation. BP Amoco Plc, the Series' largest investment, did well during the year thanks to synergies from its recent Amoco merger. Natural gas utilities also did well during the period.

WHAT MARKET CONDITIONS MAY INFLUENCE THE SERIES IN 2000?

Going forward, we believe our long-term value orientation and balanced approach may help contract owners to participate in the stock market's gains while attempting to provide some protection in the event of a market downturn. Over long periods, returns on growth and value stocks have been very similar. We're confident that value stocks will eventually return to favor, benefiting the Series.

                                        MASSACHUSETTS FINANCIAL SERVICES COMPANY

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 1999
                                      1 YEAR       3.38%
                 SINCE 8/14/1998 (INCEPTION)       7.51%
--------------------------------------------------------------------------------

                  [LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS]

                                          Lehman Govt.      60% S&P 500/40%
         Total Return       S&P 500     Bond /Corporate     Lehman Govt./
            Series           Index           Index       Corporate Bond Index
8/14/98   $10,000.00      $10,000.00      $10,000.00         $10,000.00
9/98      $10,000.00       $9,103.77      $10,486.94          $9,657.03
12/98     $10,690.33      $11,040.64      $10,500.59         $10,824.62
3/99      $10,676.80      $11,590.50      $10,375.09         $11,104.33
6/99      $11,231.61      $12,407.31      $10,400.86         $11,548.94
9/99      $10,751.23      $11,633.28      $10,316.98         $11,106.76
12/99     $11,051.57      $13,362.84      $10,235.00         $12,127.72


TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 1999
(percentage of total net assets)

   1. BP Amoco Plc, ADR                                     2.0%
   2. GTE Corporation                                       1.7%
   3. Motorola, Inc.                                        1.5%
   4. Exxon Mobil Corporation                               1.2%
   5. The Hartford Financial Services Group, Inc.           1.2%


TOP FIVE SECTORS AS OF DECEMBER 31, 1999
(percentage of total portfolio holdings)

   1. Federal Agency & Government                          19.6%
   2. Financial Services                                   18.0%
   3. Utilities & Communications                           17.5%
   4. Energy                                               11.1%
   5. Basic Materials                                       6.3%

                                  THE GCG TRUST
                              FULLY MANAGED SERIES

HOW DID THE SERIES PERFORM AGAINST ITS BENCHMARK IN 1999?

The Fully Managed Series (the "Series") had a return of 6.92% for the year ended December 31, 1999. During the same period, the Standard & Poor's 500 Index had a return of 21.03% and the Lehman Brothers Government/Corporate Bond Index had a return of (2.15%).

HOW DID MARKET FORCES AFFECT THE SERIES' PERFORMANCE?

From the view of most investors, the year, decade, century, and millennium closed with a bang. Propelled by a narrow but powerful rally in technology stocks - especially those connected in any way with the internet -- the bull market stormed into the future. The broad market as measured by the S&P 500 Stock Index recorded an unprecedented fifth straight year of gains over 20%, but the average stock in the index substantially underperformed. A notable feature of last year's market was that stocks surged despite a significant rise in interest rates and resulting weakness in the bond market. In a market driven by investors focusing almost exclusively on opportunities for return rather than potential for risk, funds like this one that emphasize diversification, value, and risk avoidance were left far behind. Our returns for the year were positive but anemic next to those chalked up by broad market indices and growth-oriented funds.

WHAT HAS BEEN THE SERIES' ASSET ALLOCATION DURING 1999?

Our asset allocation changed little over the course of 1999, ending the year with about 55% in common stocks, 21% in convertible securities, 9% in bonds, 4% in preferred stocks, and the remainder in cash reserves. One of our largest sectors, consumer services, was also one of the best-performing, thanks mainly to strong contributions from media stocks such as the New York Times. Energy, another sizable sector in the Series, also provided positive results, particularly Mitchell Energy & Development Corp., Kerr-McGee Corp., Amerada Hess Corp., and Murphy Oil Corp. In the process industries area, MacMillan Bloedel (now merged into Weyerhaeuser) was a standout, as was Domtar Inc. Unfortunately, another large exposure of the Series, utilities, performed poorly in the rising interest rate environment.

Major disappointments for the year included Loews, a diversified holding company, and Philip Morris Co., hurt by continued tobacco litigation. Nevertheless, we see much value in these beaten-down shares and may add to them in the future, as well as to the Rouse Co., a Real Estate Investment Trust ("REIT") with major shopping mall holdings. Our substantial investment in Tennessee Valley Authority bonds was not rewarding last year, although they held up much better than other government agency bonds because of their unique features. Given the potential for further interest rate hikes by the Federal Reserve, we are pondering this TVA position.

WHAT IS YOUR VIEW FOR 2000?

We are generally optimistic about the Series, since our holdings are cheap and the underlying companies have significant value. Our bonds and convertibles meet rational criteria designed to maximize returns over time versus the risks we take. All wild bull markets come to an end, some in a painful fashion. When the pendulum swings, this conservative portfolio will still be here seeking to help investors increase their wealth with minimal risk.

                                                  T. ROWE PRICE ASSOCIATES, INC.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 1999

                                      1 YEAR       6.92%
                                      5 YEAR      12.90%
                                     10 YEAR       9.27%
                 SINCE 1/24/1989 (INCEPTION)       8.83%
--------------------------------------------------------------------------------

                  [LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS]

                                           Lehman Govt.      60% S&P 500/40%
           Fully Managed     S&P 500     /Corporate Bond    Lehman Government/
              Series          Index           Index        Corporate Bond Index
1/24/89     $10,000.00      $10,000.00     $10,000.00         $10,000.00
12/89       $10,390.02      $12,265.82     $11,159.38         $11,868.75
12/90       $10,059.73      $11,884.69     $12,181.64         $12,018.01
12/91       $12,969.57      $15,497.63     $13,962.56         $14,962.31
12/92       $13,777.50      $16,676.73     $14,964.34         $16,099.13
12/93       $14,822.73      $18,353.88     $16,279.18         $17,778.68
12/94       $13,744.97      $18,594.97     $15,964.91         $17,679.90
12/95       $16,603.63      $25,574.36     $18,413.04         $23,099.51
12/96       $19,320.80      $31,442.41     $19,158.09         $26,810.51
12/97       $22,271.31      $41,928.77     $20,665.59         $33,827.01
12/98       $23,583.99      $53,919.92     $22,409.28         $41,788.35
12/99       $25,216.38      $65,261.02     $22,495.58         $48,305.11


AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

*On January  1, 1995 T. Rowe Price  Associates,  Inc.  became the  Portfolio
 Manager of the Series. Prior to that date the Series had been advised by another Portfolio Manager.

TOP FIVE NON CASH HOLDINGS AS OF DECEMBER 31, 1999
(percentage of total net assets)

   1. Amerada Hess Corporation                              5.0%
   2. Loews Corporation                                     3.7%
   3. Tennessee Valley Authority Power,
      5.880% due 04/01/36                                   3.5%
   4. Niagara Mohawk Holdings, Inc.                         3.5%
   5. Chris-Craft Industries, Inc.                          3.2%

TOP FIVE SECTORS AS OF DECEMBER 31, 1999
(percentage of total portfolio holdings)

   1. Services                                             19.8%
   2. Basic Materials                                      14.5%
   3. Energy                                               13.3%
   4. Process Industries                                    7.5%
   5. Utilities                                             7.5%

                                  THE GCG TRUST
                             EQUITY INCOME SERIES**

HOW DID THE SERIES PERFORM DURING 1999?

The Equity Income Series (the "Series") had a return of (0.72%) for the year ended December 31, 1999. This was well below the performance of the Standard & Poor's 500 Index (the "S&P 500") which returned 21.03% during the same period. The Lipper Variable Annuity Equity Income Funds average return was 9.78% for the year.

T. Rowe Price Associates, Inc. became Portfolio Manager on March 1, 1999. The investment objective for the Series changed to its current style on May 1, 1999. Total returns for the eight months ended December 31, 1999 were (6.76)% for the Series and 10.99% for the S&P 500 Index.

WHY DID THE SERIES TRAIL ITS BENCHMARK?

The last year of the millennium will be remembered as the year the S&P 500 continued its unprecedented five-year streak of returns in excess of 20%, but also the year in which more S&P 500 stocks declined than advanced. It was unquestionably a disappointing year for value stocks and the Series. Without trying to dodge any bullets, some factors that affected us were beyond our control, but with the benefit of hindsight, there are some stocks we could have avoided in favor of others. The Series enjoyed a very strong first six months of the year, outperforming both the S&P 500 and the Lipper universe of comparably managed funds. However, during the second half of 1999, we struggled relative to the broad market for the year ended December 31, 1999.

WHAT WAS THE SERIES' STRATEGY FOR THE YEAR?

In terms of overall market environment, 1999 was a year characterized by both a pronounced investor preference for growth stocks and an advance led by a relatively small number of companies. It is hard to imagine that in the context of such robust stock market performance, more than half of the stocks in the S&P 500 declined in value while the rest advanced, in some cases significantly. Most of the excitement centered on the Nasdaq Composite dominated by technology stocks, which enjoyed the lion's share of gains last year. The major factor behind our lagging relative performance was our underweighting in technology, a sector that nearly doubled in value in 1999. We would not normally expect to hold large positions in this sector, since the lofty valuations of most technology shares exclude them as candidates for purchase. In terms of market breadth, some of the most highly valued companies provided a disproportionate amount of the S&P 500's return, with only seven companies accounting for half of it.

Value investing was rendered even more challenging by a deteriorating interest rate environment. As fixed income investors can testify, bond returns were mostly negative as interest rates rose throughout the year. Similarly, it was difficult to profit from investments in stocks with above-average dividend yields since they, too, suffered as rates climbed. It is revealing to examine what took place in the universe of stocks with low price/earnings ratios and high dividends. The data show that, perversely, the lower the price/earnings ratio and the higher the yield, the more difficult the going in 1999 - the opposite of what one would expect. In fact, the lowest P/E and highest-yielding stocks in the S&P 500 actually fell. Needless to say, this damaged fund performance since these are precisely the kinds of stocks we hold in our portfolio. These factors were especially detrimental during the second half of the year. But, because of their weak performance in 1999, we feel value stocks are currently extremely attractive as they are selling at the greatest price/earnings discount to the general market in 25 years.

WHAT IS YOUR OUTLOOK FOR THE NEAR FUTURE?

Based on most historical measures, the equity market appears somewhat expensive, as it has for some time now. The market's overall price/earnings ratio is approaching 30 and the average dividend yield is barely above one percent. A review of aggregate market value relative to gross domestic product and other valuation measures suggests at least some degree of overvaluation. We believe value stocks offer good potential for appreciation especially when compared with some of the more extended sectors of the market. The best strategy when our investment style has been out of favor with the overall market has been to stick to basics and concentrate on companies with below average price/earning ratios and above-average dividend yields. We will continue to manage the Series in our traditionally conservative style.

                                                   T. ROWE PRICE ASSOCIATES, INC

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 1999

                               1 YEAR      (0.72)%
                               5 YEAR      10.31%
                              10 YEAR       8.67%
           SINCE 1/24/1989 (INCEPTION)      8.75%
--------------------------------------------------------------------------------

                  [LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS]


                                                                  40% S&P 500/
                                                                   60% Lehman
                                            Lehman Intermediate    Intermediate
         Equity Income                        Govt./corporate    Govt./corporate
             Series       S&P 500 Index(1)        Index              Index

1/24/89    $10,000.00       $10,000.00          $10,000.00         $10,000.00
12/89      $10,892.28       $12,265.82          $11,159.38         $11,601.96
12/90      $11,408.22       $11,884.51          $12,181.45         $12,067.98
12/91      $13,692.78       $15,497.39          $13,962.56         $14,568.49
12/92      $13,947.91       $16,676.48          $14,964.10         $15,640.12
12/93      $15,500.03       $18,353.60          $16,279.18         $17,097.50
12/94      $15,317.91       $18,594.69          $15,964.91         $17,001.16
12/95      $18,218.24       $25,573.97          $18,413.04         $21,228.64
12/96      $19,815.73       $31,441.93          $19,158.09         $23,987.93
12/97      $23,275.03       $41,928.12          $20,665.59         $29,017.48
12/98      $25,197.67       $53,919.09          $22,409.28         $34,784.28
12/99      $25,016.02       $65,261.02          $22,495.58         $39,288.72


AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

 * On March 1, 1999 T. Rowe Price Associates, Inc. became the Portfolio Manager of the Series. Prior to that date the Series had been advised by another Portfolio Manager.

** On February 16, 1999 the Board of Trustees approved a change in name of the Multiple Allocation Series to the Equity Income Series.

(1) The S&P 500 Index has been determined to be the most appropriate index to be used for comparative purposes. In the future, the S&P500 will be the only index compared to the Series.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 1999
(percentage of total net assets)

   1. Exxon Mobil Corporation                               3.3%
   2. SBC Communications Inc.                               1.9%
   3. Mellon Financial Corporation                          1.9%
   4. International Paper Company                           1.8%
   5. Atlantic Richfield Company (ARCO)                     1.7%

TOP FIVE SECTORS AS OF DECEMBER 31, 1999
(percentage of total portfolio holdings)

   1. Consumer Nondurables                                 17.0%
   2. Financial                                            15.6%
   3. Utilities                                            14.5%
   4. Energy                                               14.5%
   5. Process Industries                                   11.2%

                                  THE GCG TRUST
                             RISING DIVIDENDS SERIES

HOW DID THE SERIES PERFORM IN 1999?

For the year ending December 31, 1999, the Rising Dividends Series (the "Series") produced a total return of 15.88%, underperforming the Standard & Poor's 500 Index, which returned 21.03% for the same period.

WHAT WERE THE MAJOR TRENDS IN THE MARKET AFFECTING THE SERIES' PERFORMANCE?

For the full year, the Series benefited from gains by companies in the computer systems, insurance, electrical equipment, electronics, computer software and household products industries. It was clearly a year for strong performance by the technology sector, and our technology holdings performed well. As noted below, we expect to be adding to technology holdings when valuations become more attractive.

During the year negative sentiment affecting the health care and consumer staples industries hindered the Series' performance. In general, health care stocks were impacted by concerns about upcoming pharmaceutical patent expirations and by the discussion in Congress of a Medicare prescription drug benefit, which could pressure pricing. Consumer staples stocks have been affected by retail consolidation, sluggish domestic growth, a lack of pricing power and slow recovery in key international markets.

WHAT OTHER FACTORS CONTRIBUTED TO THE SERIES' NEGATIVE PERFORMANCE VS. THE BENCHMARK?

In December, technology stocks experienced a substantial upward move. For the month, computer stocks rose about 15%, communications equipment stocks 22% and computer software stocks 24%. At the current time we are under-weighted in the area and have remained diversified across the spectrum of industry sectors.

WHAT IS YOUR YEAR 2000 OUTLOOK FOR THE SERIES?

Looking forward, we believe that the Series is well positioned for consistent growth. Based on our research, the companies in the portfolio can produce earnings per share growth averaging 13-15% annually with low variability. We continue to evaluate new positions in the communications equipment and computer software industries which we anticipate will show above-average internet-related growth. However we believe that current valuations are high and do not offer attractive enough three-year return prospects. We will be monitoring these industries and expect to add positions if and when a correction occurs.

Our outlook for the domestic economy is for continued moderate growth with low inflation. There are signs that economies in the Asia-Pacific region are picking up, which bodes well for our portfolio of industry-leading multinational companies. Given the general low level of price inflation around the world, the environment should continue to favor companies that can produce solid unit volume growth, driving consistent double-digit earnings increases. The Series is populated with high-quality companies that fit this description.

                                       KAYNE ANDERSON INVESTMENT MANAGEMENT, LLC

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 1999

                                1 YEAR      15.88%
                                5 YEAR      22.11%
            SINCE 10/4/1993 (INCEPTION)     18.05%
--------------------------------------------------------------------------------

                  [LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS]


                 Rising Dividends Series             S&P 500 Index
10/4/93                $10,000.00                      $10,000.00
12/93                  $10,314.10                      $10,231.66
12/94                  $10,374.98                      $10,366.06
12/95                  $13,597.88                      $14,256.82
12/96                  $16,405.67                      $17,528.06
12/97                  $21,298.24                      $23,373.83
12/98                  $24,308.58                      $30,058.49
12/99                  $28,167.74                      $36,380.75


AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 1999
(percentage of total net assets)

   1. Intel Corporation                                     5.1%
   2. Hewlett-Packard Company                               5.0%
   3. International Business Machines Corporation           4.7%
   4. Automatic Data Processing Inc.                        4.7%
   5. The Proctor & Gamble Company                          4.3%


TOP FIVE SECTORS AS OF DECEMBER 31, 1999
(percentage of total portfolio holdings)

   1. Financial                                            16.9%
   2. Technology                                           15.1%
   3. Health                                               14.7%
   4. Durables                                             14.7%
   5. Staples                                              14.1%

                                  THE GCG TRUST
                             CAPITAL GROWTH SERIES**

DID THE SERIES OUTPERFORM ITS BENCHMARK IN 1999?

The Capital Growth Series (the "Series") produced a total return of 25.56% for the year ended December 31, 1999. During the same period, the Standard & Poor's Mid-Cap 400 Index had a return of 14.72%

Alliance Capital Management, L.P. became Portfolio Manager on March 1, 1999; total returns for the ten months ended December 31, 1999 were 27.85% for the Series and 25.96% for the S&P Mid-Cap 400 Index.

DID THE SERIES' INVESTMENT STYLE INFLUENCE ITS PERFORMANCE?

As can be seen from the above figures, while mid-cap indices underperformed for the full year, the mid-cap style looked much better if the first two months of the year were omitted. This gives us hope that the six year underperformance by mid-cap stocks may be at an end. If so, the Series should be well positioned in coming years. As of December 31, 1999 our median market capitalization was $3.07 billion. Our approach as growth investors is to buy and hold the most rapidly growing mid-cap companies at reasonable stock market valuations.

WHAT INDUSTRY SECTORS CONTRIBUTED MOST TO THE SERIES PERFORMANCE?

The Series, as reported earlier, performed well in the fourth quarter. Our large holdings in telecommunications stocks were particularly good performers. U.S. Cellular Corp., Telephone and Data Systems Inc. and Voicestream Wireless Corp. are wireless service providers that should show very rapid growth over the next several years. Selected healthcare companies also performed extraordinarily well in the fourth quarter. One of our larger healthcare holdings, Human Genome Sciences, is at the leading edge of gene therapeutics. Financial stocks such as Ace Limited and Legg Mason Inc. were lackluster performers as interest rates rose during the period.

ARE YOU OPTIMISTIC ABOUT 2000?

The Series is off to a good start with our ten month performance above the benchmark. We strongly like the mid-cap sector of the market and are optimistic regarding the portfolio's future performance.

                                              ALLIANCE CAPITAL MANAGEMENT, L. P.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 1999

                                      1 YEAR      25.56%
                 SINCE 8/14/1998 (INCEPTION)      26.50%
--------------------------------------------------------------------------------

                  [LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS]


            Capital          S&P Mid-Cap          Russell            Russell
         Growth Series        400 Index(1)      Mid-Cap Index        2000 Index
8/14/98    $10,000.00         $10,000.00         $10,000.00         $10,000.00
9/98        $9,241.57          $8,898.29          $8,400.45          $8,688.82
12/98      $11,018.51         $11,406.89         $10,593.18         $10,105.87
3/99       $10,962.08         $10,679.32         $10,543.56          $9,557.68
6/99       $12,616.28         $12,190.54         $11,688.13         $11,044.08
9/99       $11,060.84         $11,166.95         $10,683.64         $10,345.78
12/99      $13,834.43         $13,086.07         $12,524.50         $12,253.91

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

 * On March 1, 1999 Alliance Capital Management, L.P. became the Portfolio Manager of the Series. Prior to that date the Series had been advised by other Portfolio Managers.

** On June 15, 1999, the Board of Trustees approved a change in the name of the Growth &Income Series to the Capital Growth Series.

(1) The S&P Mid-Cap 400 Index has been determined to be the most appropriate index to be used for comparative purposes. In the future, the S&PMid-Cap 400 will be the only index compared to the Series.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 1999
(percentage of total net assets)

   1. NTL, Inc.                                             6.2%
   2. Global TeleSystems Group, Inc.                        5.6%
   3. Millicom International Cellular S.A.                  4.9%
   4. Continental Airlines Inc., Class B                    4.4%
   5. Adelphia Business Solutions, Inc.                     3.6%


TOP FIVE SECTORS AS OF DECEMBER 31, 1999
(percentage of total portfolio holdings)

   1. Utilities                                            24.8%
   2. Consumer Services                                    21.3%
   3. Technology                                           19.0%
   4. Financial                                            14.4%
   5. Health                                                6.2%

                                  THE GCG TRUST
                                 GROWTH SERIES**

HOW WELL DID THE SERIES PERFORM LAST YEAR?

The Growth Series (the "Series") had a total return of 78.13% for the year ended December 31, 1999. This compares very favorably against the total return of the Standard & Poors 500 Index of 21.03% for the same period.

Janus Capital Corporation became Portfolio Manager on March 1, 1999 and performance for the ten months ended December 31, 1999 was 66.91% for the Series and 19.90% for the S&P 500 Index.

WHAT MARKET CONDITIONS CONTRIBUTED TO THE SERIES' EXCELLENT PERFORMANCE?

The U.S. economy remained strong throughout the year, continuing its longest run of peacetime expansion in history. If anything, the American economy performed too well - during the last half of the year, the Federal Reserve increased short-term rates three times in an effort to cool growth. The Fed's actions, together with an ever-present fear of inflation, kept share prices volatile for most of 1999. Still, there were immense pockets of strength as technology and other high-growth sectors led most major market indices to new highs by year-end.

Exceptional growth in cellular subscriber rates continued to support handset manufacturer Nokia, which controls a large and growing share of the handset and cellular infrastructure markets. Another obvious beneficiary was Texas Instruments, whose digital signal processing chips power roughly 70% of the nearly 300 million cellular phones sold worldwide this year. Both companies, as well as our other carefully selected cellular stocks, are poised for even greater growth as wireless data emerges as a visible driver for the shares in coming months.

Meanwhile, the premium paid by the market to companies that have established a dominant position on the internet continued to widen, and our stake in America Online Inc. gained as a result. Amazon.com, which emerged from the 1999 holiday shopping season as the undisputed leader in online retailing, was another standout performer. Video game software manufacturer Electronic Arts Inc., which holds a near-lock on the lucrative sports game market, also traded higher. A recent agreement that establishes Electronic Arts as the sole provider of gaming content to AOL provided additional support for the company's shares late in the year, and we are excited about the company's expanding online presence. Not all of our successful internet-related positions are content plays, however. Exodus Communications Inc., a company that provides web hosting to large and mid-sized companies, and Cisco Systems Inc., which boasts virtually a 100% market share in the provision of internet switches and connectivity products, are both enjoying massive growth largely independent of the battles currently being fought for Internet supremacy.

While we were pleased with the Series' performance, there were some setbacks. Large-cap pharmaceutical shares were pressured by a number of high-profile pipeline disappointments and uncertainty related to Medicare reform. As a result, our position in companies such as Schering-Plough Corp. gave ground. Interest rate uncertainty also pressured a number of our financial stocks, including Firstar Corp. and Fifth Third Bancorp, both of which lagged the overall market. However, each company possesses extremely strong fundamentals and a unique franchise, and we have maintained our positions.


WHAT DO YOU SEE HAPPENING IN THE MARKETPLACE THIS YEAR?

Looking ahead, while we view the successes we had in 1999 as a validation of our investment process, there will no doubt be bumps in the road as we enter 2000. We are confident, however, that our intensive, collaborative approach continues to be the best way to navigate an increasingly uncertain market.

                                                       JANUS CAPITAL CORPORATION

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 1999

                                      1 YEAR      78.13%
                 SINCE 8/14/1998 (INCEPTION)      67.67%
--------------------------------------------------------------------------------

                  [LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS]


                    Growth                                          Russell
                    Series          S&P 500 Index(1)          Mid-Cap Index
8/14/98         $10,000.00          $10,000.00                  $10,000.00
9/98             $9,281.00           $9,103.77                   $8,944.10
12/98           $11,460.01          $11,040.64                  $10,593.18
3/99            $13,213.50          $11,590.50                  $10,543.56
6/99            $13,947.18          $12,407.31                  $11,688.13
9/99            $14,446.07          $11,633.28                  $10,683.64
12/99           $20,413.79          $13,362.84                  $12,524.50

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

 * On March 1, 1999 Janus Capital Corporation became the Portfolio Manager of the Series. Prior to that date the Series had been advised by other Portfolio Managers.

** On February 16, 1999 the Board of Trustees approved a change in name of the Value + Growth Series to the Growth Series.

(1) The S&P 500 Index has been determined to be the most appropriate index to be used for comparative purposes. In the future, the S&P 500 will be the only index compared to the Series.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 1999
(percentage of total net assets)

   1. Nokia Oyj                                            11.7%
   2. AT&T Corp.-- Liberty Media Group, Class A             5.5%
   3. Amazon.com, Inc.                                      3.5%
   4. Enron Corporation                                     3.1%
   5. Cisco Systems, Inc.                                   2.9%

TOP FIVE SECTORS AS OF DECEMBER 31, 1999
(percentage of total portfolio holdings)

   1. Technology                                           54.9%
   2. Consumer Cyclical                                    23.4%
   3. Consumer Non-Cyclical                                 7.7%
   4. Industrial                                            5.4%
   5. Energy                                                3.4%

                                  THE GCG TRUST
                               VALUE EQUITY SERIES

HOW DID THE SERIES PERFORM IN 1999?

For the year ended December 31, 1999, the Value Equity Series (the "Series") returned 0.51%. The S&P 500 Index returned 21.03% during the same period.

WHAT WERE THE MAJOR TRENDS IN THE MARKET AFFECTING THE SERIES' PERFORMANCE?
1999 was characterized by an extremely narrow market where only a handful of large-cap technology and internet stocks drove the major market averages higher. The disparity between the haves and the have nots is evidenced by the fact that the S&P 500 index was up over 20% for the year, while the average stock that comprised that index gained barely 1% for the year and was down by over 25% from its 1999 peak.

Interest rates played a key role in last year's equity market activity. While corporate earnings were generally good, the relentless rise in interest rates resulted in a significant decline in the price-to-earnings ratios of most companies. Investors' preference for high-tech growth stocks, however, enabled technology stocks to prosper in this environment even though, historically, rising interest rates have negatively impacted richly valued stocks the most.

Positively impacting performance were some of our process industry holdings such as Praxair and International Paper Co., and producer manufacturers such as Minnesota Mining & Manufacturing Co. and Honeywell International.

WERE THERE OTHER FACTORS THAT HINDERED THE SERIES LAST YEAR?

The Series' heavy weighting in financials had a negative impact on year-end performance as the rise in interest rates across the entire yield curve negatively impacted most financial service stocks. Among the year's underperformers for the Series were Allstate Corp., First Union Corp. and Federal Home Loan Mortgage Corp.

The Series' underweighting in technology also generally had a negative impact. While the Series had several strong performing technology holdings, including Electronic Data Systems Corp. and Koninklijke Philips Electronics, many of the year's best performing technology companies like Amazon.com and America Online had little or no earnings and, thus, are not value stocks.

WHAT IS YOUR OUTLOOK BOTH FOR FINANCIAL MARKETS AND VALUE INVESTING?

Contrary to the expectations of some prominent economic prognosticators, we believe there will be no Y2K-related recession in 2000. While the U.S. economy continues to be strong, economic growth is increasing around the world. In the past, this environment has often led to a broadening of equity market leadership. We are, therefore, optimistic that many of the sectors that have been laggards the past couple of years should experience a resurgence in the year 2000, which should, in turn, benefit Series investors.

Despite the difficulty that value investors have experienced the last few years, we remain committed to three basic principles that have served us and other legendary value investors like Warren Buffet well over the years: (1) price matters, (2) valuation matters and (3) fundamentals matter. We continue to believe that shares of companies that are performing well and are acquired at reasonable prices will eventually yield superior returns for long-term investors.

                                                    EAGLE ASSET MANAGEMENT, INC.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 1999

                                      1 YEAR       0.51%
                  SINCE 1/3/1995 (INCEPTION)      14.24%
--------------------------------------------------------------------------------

                  [LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS]


           Value Equity                                  Russell
              Series        S&P 500 Index(1)          Mid-Cap Index
1/3/95      $10,000.00       $10,000.00                 $10,000.00
12/95       $13,521.49       $13,753.37                 $13,445.44
12/96       $14,957.76       $16,909.09                 $16,000.02
12/97       $19,038.34       $22,548.44                 $20,641.69
12/98       $19,333.99       $28,997.04                 $22,725.46
12/99       $19,433.52       $35,096.04                 $26,868.71

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

(1) The S&P 500 Index has been determined to be the most appropriate index to be used for comparative purposes. In the future, the S&P 500 will be the only index compared to the Series.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 1999
(percentage of total net assets)

   1. International Business Machines Corporation           3.6%
   2. Electronic Data Systems Corporation                   3.6%
   3. BP Amoco Plc, ADR                                     3.4%
   4. General Motors Corporation                            3.4%
   5. SBC Communications Inc.                               3.2%


TOP FIVE SECTORS AS OF DECEMBER 31, 1999
(percentage of total portfolio holdings)

   1. Financial                                            24.8%
   2. Energy                                               11.7%
   3. Technology                                           11.3%
   4. Capital Goods                                         9.8%
   5. Staples                                               9.4%

                                  THE GCG TRUST
                                 RESEARCH SERIES

DID THE SERIES OUTPERFORM ITS BENCHMARK IN 1999?

For the year ended December 31, 1999, the Research Series (the "Series") provided a total return of 24.23%. This compares to a 21.03% return for the Standard & Poor's 500 Index, and 18.23% for the Russell Mid-Cap Index.

WHAT INDUSTRY WEIGHTINGS INFLUENCED MOST THE SERIES PERFORMANCE?

The Series maintained significant exposure to large-cap telecommunications and technology stocks, which added considerably to total return. Despite our overweighting in technology stocks, we avoided internet companies with expensive valuations, weak business models or unproven track records. At the same time, we recognized early on that the growth in internet services and data traffic is likely to continue for some time. Consequently, we invested in a number of technology and communications stocks in the networking and telecommunications equipment industries. These companies represent the nuts and bolts of internet and telecommunications infrastructure and helped the Series outpace its benchmark.

The Series also maintained considerable exposure to software stocks. Our software holdings hurt performance in the first quarter of this past year, but we stuck to our guns and held on to these positions. Over the past six months they've come roaring back to provide a significant boost to performance due to increased demand for data storage and software products.

Other leading contributors were semiconductor companies. The semiconductor industry was hurt in 1998 by the Asian economic slowdown and by a build up in supply in some market segments, which lowered prices. Now, demand is beginning to catch up with supply as a result of economic strength in the U.S. and the Asian recovery. If this scenario persists, we believe semiconductor stocks should continue to benefit.

Outside the technology and telecommunications sectors, the Series benefited from a number of stocks in the financial services, media and energy sectors. Gains in financial services came primarily from brokerage and investment banking stocks. Media holdings benefited from the tremendous growth in advertising spending due to the highly competitive business environment, especially among internet companies.

While the Series maintained a slightly underweighted position in health care stocks versus the index, in general this group hurt performance. Nursing homes, hospitals, HMOs and pharmaceutical companies all were hurt by fears of Medicare reform and potential government price controls. Despite this generally negative environment, we found good opportunities in the medical device area.

Other detractors to performance included Nabisco Holdings, Safeway Inc. and CVS Corp. Despite solid fundamental business and growth prospects, these companies suffered from generally downbeat industry outlooks and weak investor sentiment. In the consumer goods and services sector, electronics equipment conglomerate Tyco International was a major disappointment for the Series. Despite no evidence of irregular accounting methods, its shares plunged during the period after an analyst raised suspicions regarding the company's accounting of recent acquisitions. We've met with management a number of times, and we continue to believe that the company's business fundamentals are strong. As a result, we decided to maintain our holding in the Series.

ARE YOU CONCERNED THAT THE BULL MARKET MIGHT BE NEAR ITS END?

We expect market strength to broaden into other sectors of the market, which could create additional opportunities for the Series. Of course, much of the bull market's fate rests on corporate earnings and the performance of the economy. While opinions range from total conviction in a new era of trouble-free prosperity, to a view that inflation is just around the corner and the market is in a classic asset bubble waiting to burst, the truth most likely lies somewhere in the middle. Given this uncertain environment, however, we continue to focus our energy on finding what we believe are top-quality companies that should provide favorable long-term performance regardless of short-term market volatility.

                                        MASSACHUSETTS FINANCIAL SERVICES COMPANY

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 1999

                                      1 YEAR      24.23%
                 SINCE 8/14/1998 (INCEPTION)      29.10%
--------------------------------------------------------------------------------

                  [LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS]


                                                                     Russell
                   Research Series             S&P 500 Index      Mid-Cap Index
8/14/98               $10,000.00                $10,000.00         $10,000.00
9/30/98                $8,839.44                 $9,843.13          $9,554.02
12/31/98              $11,453.64                $11,040.64         $10,593.18
3/31/99               $11,662.30                $11,590.50         $10,543.56
6/30/99               $12,519.49                $12,407.31         $11,688.13
9/30/99               $11,690.50                $11,633.28         $10,683.64
12/31/99              $14,228.73                $13,362.84         $12,524.50

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 1999
(percentage of total net assets)

   1. Microsoft Corporation                                 4.1%
   2. Cisco Systems, Inc.                                   3.0%
   3. Sun Microsystems, Inc.                                3.0%
   4. Analog Devices, Inc.                                  2.8%
   5. Oracle Corporation                                    2.5%

TOP FIVE SECTORS AS OF DECEMBER 31, 1999
(percentage of total portfolio holdings)

   1. Technology                                           35.8%
   2. Financial Services                                   12.5%
   3. Utilities & Communications                           10.5%
   4. Health                                                7.8%
   5. Retailing                                             6.3%

                                  THE GCG TRUST
                              MANAGED GLOBAL SERIES

HOW DID THE SERIES PERFORM THIS YEAR?

For the 12 months  ended  December  31,  1999,  the Managed  Global  Series (the
"Series")   returned  63.30%  versus  26.82%  for  the  Morgan  Stanley  Capital
International All Country World Free Index.

WHAT WERE THE MAJOR TRENDS AFFECTING PERFORMANCE?

The continued expansion of the internet; increased global demand for technology and telecommunications products and services, the emergence of new, competitive growth companies in Japan, and the remarkable ability of global economies to strengthen without igniting inflation emerged as powerful themes that propelled portfolio performance in 1999.

WHAT OTHER FACTORS CONTRIBUTED TO PERFORMANCE?

The Series' excess returns were generated in the second half of the year; first-half results lagged the benchmark. Stock selection, particularly in the technology, communications services, biotechnology, and financial sectors made the greatest positive contribution to performance.

WHAT IS THE OUTLOOK FOR GLOBAL EQUITY MARKETS AND THE PORTFOLIO?

Now that the year 2000 has turned without major incident, global equity markets are again focused on their traditional concerns: rising interest rates and the specter of inflation. Rising rates could be the catalyst for a broadening of the market or a change in leadership. But we believe the slight uptick in interest rates that could occur globally will be insufficient to spark such change.

Beyond that, we anticipate a continuation of many of 1999's themes, particularly the ongoing expansion of the internet, which will drive demand for telecom equipment, computers, software, and services. We also anticipate election-year market volatility in the United States that could impact pharmaceuticals worldwide.

In this environment, we believe that high-quality global growth companies should continue to benefit from persistent demand and visible earnings growth, particularly within the technology and consumer sectors. Telecom, technology, and internet-related stocks worldwide should continue to dominate equity markets, and we currently plan to maintain our commitment to these sectors. Despite continued strong fundamentals and long-term appeal, these stocks may be volatile in the near term following their recent rapid appreciation.

Japan's equity market is being fueled by newer, faster-growing telecommunications, computer, and IT companies, as well as by the expanding service sector. Europe remains rife with potential for even more M&A activity. Global equity markets are attractive with growth opportunities for the astute investor.

                                              PUTNAM INVESTMENT MANAGEMENT, INC.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 1999

                                      1 YEAR      63.30%
                                      5 YEAR      23.36%
                SINCE 10/21/1992 (INCEPTION)      14.50%
--------------------------------------------------------------------------------

                  [LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS]


                                                        Morgan Stanley Capital
                                                            International
                                                             All Country
                         Managed Global Series            World Free Index
10/21/92                       $10,000.00                     $10,000.00
12/92                          $10,010.00                     $10,262.60
12/93                          $10,620.00                     $12,815.96
12/94                           $9,270.00                     $13,459.99
12/95                           $9,960.00                     $16,079.37
12/96                          $11,181.63                     $18,201.94
12/97                          $12,542.50                     $20,931.34
12/98                          $16,219.06                     $25,529.08
12/99                          $26,485.45                     $31,582.76

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

*On March 3, 1997 Putnam  Investment  Management,  Inc. became the Portfolio
 Manager of the Series. Prior to that date the Series had been advised by another Portfolio Manager.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 1999
(percentage of total net assets)

   1. Qualcomm, Inc.                                        3.7%
   2. Microsoft Corporation                                 3.6%
   3. Nokia Oyj                                             2.9%
   4. Yahoo! Inc.                                           2.8%
   5. General Electric Company                              2.4%


TOP FIVE COUNTRIES AS OF DECEMBER 31, 1999
(percentage of total portfolio holdings)

   1. United States                                        49.2%
   2. Japan                                                16.5%
   3. United Kingdom                                       10.3%
   4. France                                                7.2%
   5. Netherlands                                           5.1%

                                  THE GCG TRUST
                           CAPITAL APPRECIATION SERIES

DID THE SERIES OUTPERFORM ITS BENCHMARK IN 1999?

The Capital Appreciation Series (the "Series") had a total return of 24.64% for the year ended December 31, 1999. This compares to 21.03% for the Standard & Poor's 500 Index over the same time period.

A I M Capital Management, Inc. became Portfolio Manager on April 1, 1999; total returns for the nine months ended December 31, 1999 were 19.68% for the Series and 15.29% for the S&P 500 Index.

WHAT MARKET SECTORS MOST IMPACTED THE SERIES' PERFORMANCE?

This performance success was largely due to an overweighting of certain sectors: technology and consumer issues, as well as the success of a number of individual holdings. This factor should not be underestimated as only four market sectors generated outstanding performance in 1999, and, if you exclude the technology sector, the average S&P 500 holding advanced a scant 3% for the full year. In essence, the market averages do not tell the full story, as most stocks did not participate in the 1999 market surge. On a capitalization-weighted basis, the S&P advanced +19.5%, the unweighted average advanced +10.1%, and the median S&P issue declined 2.9%. Additionally, the largest ten components of the S&P 500 posted an average increase of +38%, while the smallest 200 issues gained only +4.4%.

The Series' overweighting in technology stocks compared to the S&P 500 (37.0% vs. 27.0%) clearly boosted investment performances, especially in the final quarter of the year. In particular, holdings in stocks of companies involved in internet infrastructure, telecommunications and wireless communications, as well as cable television, and computer-related issues, substantially aided performance. Likewise, based on current market conditions we continue to anticipate that technology related issues should continue to offer significant reward potential in 2000.

Two areas underweighted by the Series during this time frame were financials and healthcare. First, in the case of financial issues, three rate increases by the Federal Reserve Board combined with modest earnings growth adversely impacted performance. Likewise, the managers of the fund elected to reduce holdings in the healthcare sector due to regulatory concerns clouding the industry in 1999.

WHAT IS YOUR SHORT-TERM OUTLOOK FOR THE SERIES?

Given current market factors, we continue to believe that the outlook for the equity market should remain positive as we enter the new year. Economic growth in the United States remains positive, and corporate earnings should receive a beneficial lift from foreign economies in the year 2000, as both Europe and Asia post much improved results. This is especially important as nearly 25% of U.S. corporate profits are derived from abroad. Furthermore, inflation remains a nonevent in this economic cycle. We remain committed to our basic investment philosophy and believe that this commitment should continue to be rewarding for our shareholders.

                                                  A I M CAPITAL MANAGEMENT, INC.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 1999

                                      1 YEAR      24.64%
                                      5 YEAR      23.17%
                  SINCE 5/4/1992 (INCEPTION)      17.10%
--------------------------------------------------------------------------------

                  [LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS]


               Capital Appreciation Series          S&P 500 Index
5/4/92                  $10,000.00                   $10,000.00
12/92                   $11,086.81                   $10,724.68
12/93                   $12,007.82                   $11,803.24
12/94                   $11,816.68                   $11,958.28
12/95                   $15,380.73                   $16,446.66
12/96                   $18,496.57                   $20,220.36
12/97                   $23,852.04                   $26,964.04
12/98                   $26,875.64                   $34,675.46
12/99                   $33,498.53                   $41,968.82

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

*On April 1,  1999 A I M  Capital  Management,  Inc.  became  the  Portfolio
 Manager of the Series. Prior to that date the Series had been advised by another Portfolio Manager.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 1999
(percentage of total net assets)

   1. Nokia Oyj, ADR                                        7.4%
   2. Dayton Hudson Corporation                             4.8%
   3. Comcast Corporation, Special Class A                  4.8%
   4. Nextel Communications, Inc., Class A                  4.8%
   5. Cox Communications, Inc., Class A                     3.3%

TOP FIVE SECTORS AS OF DECEMBER 31, 1999
(percentage of total portfolio holdings)

   1. Technology                                           37.6%
   2. Staples                                              16.6%
   3. Cyclicals                                            14.0%
   4. Financial                                            12.3%
   5. Communications Services                               8.3%

                                  THE GCG TRUST
                              MID-CAP GROWTH SERIES

DID THE SERIES OUTPERFORM ITS BENCHMARKS IN 1999?

For the year ended December 31, 1999, the Mid-Cap Growth Series (the "Series") provided a total return of 79.05%. Over the same period, the Series' return compares to total returns of 18.23% for the Russell Mid-Cap Index and 21.26% for the Russell 2000 Index.

WHAT MARKET SECTORS WERE MOST RESPONSIBLE FOR THE SERIES STRONG INVESTMENT RESULTS?

As a mid-cap portfolio, we look for growing businesses that have made the transition from small-cap to mid-cap. Often that means the Series is investing in industries in which the competitive field has narrowed down to just a few companies. Our goal is to use our research to pick the company or companies that will wind up dominating the field, and to invest in those companies early, before the market recognizes their true worth. Following this theme, two main areas that contributed to the Series' outperformance over the past year, relative to the benchmarks, were semiconductor capital equipment and internet infrastructure. Semiconductor capital equipment stocks tend to be cyclical; they had a good run early in 1999, and around mid-year, people thought their potential had petered out. But in our research visits to these companies, we were hearing that business was getting stronger, and they were projecting two to three years of strong sales. So we bought into semiconductor capital equipment companies when many of their stock prices were stagnating, and, indeed, they rose strongly late in the year.

Another area that performed very strongly for the Series was internet infrastructure companies. As distinguished from e-commerce or internet portal sites, infrastructure companies provide the products and services that make the internet work. Our biggest success in this area was Network Solutions Inc., the company that rents the site names for the internet. Network Solutions exemplifies one of the things we look for in the market: "second chance" opportunities, when a company has suffered a decline in share price that we believe is unjustified and, therefore, temporary.

Another strong performer was Cytyc Corporation, a company we've held for some time, through several rocky periods, because our research indicated they would eventually dominate their area of business. Cytyc developed the Thinprep System, an improved Pap test which is rapidly becoming a new standard in the health care industry. The stock was boosted this period by better-than-expected acceptance in an initial product rollout in New England, as well as agreement by Aetna, a major health insurer, to accept the Cytyc test for reimbursement.

HOW DO YOU ANTICIPATE EVENTS IN 2000 WILL IMPACT THE PERFORMANCE OF THE SERIES?

Looking toward 2000, we have positioned a substantial part of the portfolio in several areas: energy, transaction processors, and health care. In the energy sector, we have significantly increased our sector weighting since mid-1999 and focused on two themes: deep-water drillers and natural gas exploration and production. Transaction processors are another major theme for the Series going forward. These are companies that process customer transactions for mutual funds, banks, and credit card issuers, as well as bill payment for the cable industry. These businesses tend to benefit strongly from new technologies such as the internet, which are continually driving down the cost of each individual transaction. But what happened in 1999 was that many of these companies weren't growing their business. We believe this was Y2K related; potential customers were reluctant to change their processing systems in the last three quarters of 1999. So although some processors and other business services in the investment portfolio did well in 1999, we bought many of them at depressed prices in order to position the Series for potential growth in 2000. Health care is an additional area in which we've positioned the Series for 2000. Stocks in this sector were generally beaten down in 1999 because Medicare cut back reimbursements and changed the payment system. This drastically impacted health care providers like nursing homes and hospitals. We invested in several of these beaten-down health care companies in the second half of the year. Unfortunately, we may have been a bit early, as some of their stock prices declined further and detracted from the Series' short-term performance.

                                        MASSACHUSETTS FINANCIAL SERVICES COMPANY

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 1999

                                      1 YEAR      79.05%
                 SINCE 8/14/1998 (INCEPTION)      69.91%
--------------------------------------------------------------------------------

                  [LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS]


                                            Russell               Russell
                 Mid-Cap Growth Series   Mid-Cap Index          2000 Index
8/14/98               $10,000.00          $10,000.00           $10,000.00
9/98                   $9,349.49           $8,944.10            $8,688.82
12/98                 $11,611.85          $10,593.18           $10,105.87
3/99                  $11,695.25          $10,543.56           $11,590.50
6/99                  $14,081.77          $11,688.13           $12,407.31
9/99                  $14,716.89          $10,683.64           $11,633.28
12/99                 $20,791.48          $12,524.50           $13,362.84

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 1999
(percentage of total net assets)

   1. Network Solutions, Inc., Class A                      4.5%
   2. RSA Security, Inc.                                    4.3%
   3. Newfield Exploration Company                          3.6%
   4. Health Management Associates, Inc., Class A           3.5%
   5. Cytyc Corporation                                     3.5%


TOP FIVE SECTORS AS OF DECEMBER 31, 1999
(percentage of total portfolio holdings)

   1. Technology                                           30.9%
   2. Energy                                               22.0%
   3. Healthcare                                           17.4%
   4. Financial Services                                    8.6%
   5. Consumer Staples                                      4.1%

                                  THE GCG TRUST
                                ALL-GROWTH SERIES

HOW WELL DID THE SERIES PERFORM IN 1999?

The All-Growth Series (the "Series") returned 109.93% for the year ended December 31, 1999. This compares with the Russell Mid-Cap Index return of 18.23% for the year.

WHAT WERE THE MAJOR TRENDS THAT ALLOWED THE SERIES TO REBOUND?

The key factors which led to the favorable results in the fourth quarter were evident throughout the year. First, growth stocks significantly outperformed value stocks across all capitalizations. This is evidenced by the full year, 1999 return of the Russell Mid-Cap Index of 51.31% vs. -0.10% for the Russell Mid-Cap Value Index. Second, we were overweighted in the technology sector when technology had, by far, the best returns in the market. And third, the individual stocks in each major sector of the Series outperformed the stocks held in the benchmark. This was especially true in the technology sector where the Series' technology holdings significantly outperformed those technology stocks represented in the Russell Mid-Cap Index. In addition, the Series' holdings in the Consumer, Health Care, Industrial and Services sectors well exceeded those of the benchmark.

DO YOU ANTICIPATE SMALL AND MID-CAP STOCK TO CONTINUE THEIR STRONG PERFORMANCE IN 2000?

Although equity mutual funds overall experienced net inflows for 1999, small-cap funds actually experienced net outflows for the year. And according to L. Keith Mullins of Salomon Smith Barney, he predicts a "significant rotation by institutional capital" into small and mid-cap stocks. If institutional investors begin to rotate more assets out of large-caps and retail investors continued their shift begun at the end of last year, we believe small and mid-cap stocks could enjoy a second year of strong performance.

                                               PILGRIM BAXTER & ASSOCIATES, LTD.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 1999

                                      1 YEAR     109.93%
                                      5 YEAR      24.26%
                                     10 YEAR      13.25%
                 SINCE 1/24/1989 (INCEPTION)      12.77%
--------------------------------------------------------------------------------

                  [LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS]

                 All-Growth Series          Russell Mid-Cap Index
1/24/89             $10,000.00                   $10,000.00
12/89               $10,720.38                   $11,914.36
12/90                $9,932.89                   $10,544.85
12/91               $13,556.58                   $14,922.23
12/92               $13,205.21                   $17,360.59
12/93               $14,070.96                   $19,843.34
12/94               $12,554.40                   $19,428.11
12/95               $15,368.54                   $26,121.95
12/96               $15,280.98                   $31,085.02
12/97               $16,177.32                   $40,102.91
12/98               $17,717.73                   $44,151.27
12/99               $37,195.31                   $52,200.83

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

*On February 3, 1997 Pilgrim Baxter  &Associates,  Ltd. became the Portfolio
 Manager of the Series. Prior to that date the Series had been advised by another Portfolio Manager.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 1999
(percentage of total net assets)

   1. VeriSign, Inc.                                        2.9%
   2. InfoSpace.com, Inc.                                   2.9%
   3. MedImmune, Inc.                                       2.8%
   4. Emulex Corporation                                    2.8%
   5. JDS Uniphase Corporation                              2.7%


TOP FIVE SECTORS AS OF DECEMBER 31, 1999
(percentage of total portfolio holdings)

   1. Technology                                           53.8%
   2. Consumer Durables                                    14.5%
   3. Health                                                9.1%
   4. Services                                              8.9%
   5. Industrial                                            5.4%

                                  THE GCG TRUST
                           GROWTH OPPORTUNITIES SERIES

HOW DID THE SERIES FARE AGAINST ITS BENCHMARK IN 1999?

The Growth Opportunities Series (the "Series") had a total return of 20.13% for the year ended December 31, 1999. This compares to a total return of 21.03% for the Standard & Poor's 500 Index.

WHAT INFLUENCE DID THE TECHNOLOGY SECTOR HAVE UPON THE SERIES' PERFORMANCE DURING THE YEAR?

Relative performance during the year was affected by our positioning in relation to technology stocks. The Series invests in growth at a reasonable price, and we simply could not justify the risk/return tradeoff in some of the most highly valued names in this sector. Instead, our position has been to invest more in companies that benefit from the use of new technologies.

During the year, we were significantly underweight in technology. But, our exposure to companies who use technology to benefit their businesses made up for the underexposure to direct technology. We view this position as a creative way to benefit from high technology without incurring excessive valuation risk.

Technology companies that performed well for us included Motorola Inc., Sony Corp., and Electronic Data Systems. These companies have strong competitive positions with powerful branding and market identity. Each of these companies benefits from increased penetration of the "new economy" around the globe.

FDX Corp. (FedEx) is an example of a company that effectively makes use of powerful information technologies to improve its business and to enable its customers. By leveraging technology in areas such as route optimization, package tracking and cargo sorting, FedEx can reduce operating costs, add new markets and build customer loyalty. This should help drive the company's growth rate for years to come.

WHAT BIGGEST FACTOR DETRACTED FROM A MORE POSITIVE PERFORMANCE?

Based on our stock selection process, the portfolio's biggest overweight during the quarter was in the basic materials sector. This is driven by our belief that growth in demand for the building blocks of global infrastructure will continue throughout 2000. Although stocks in this sector generally underperformed the broader market, certain holdings, including aluminum producer Alcoa, recorded very strong gains. Alcoa is a dominant global competitor and offers good earnings growth potential even without an increase in commodity prices.

                                                MONTGOMERY ASSET MANAGEMENT, LLC

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 1999

                                      1 YEAR      20.13%
                 SINCE 2/18/1998 (INCEPTION)       8.98%
--------------------------------------------------------------------------------


                  [LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS]

                       Growth
                    Opportunities                                  Russell
                       Series              S&P 500 Index        Mid-Cap Index
2/18/98              $10,000.00              $10,000.00           $10,000.00
3/31/98              $10,650.00              $11,321.38           $11,269.38
6/30/98              $10,310.00              $10,592.47           $11,643.54
9/30/98               $8,370.00              $10,120.06           $10,487.97
12/31/98              $9,772.06              $11,201.51           $12,719.34
3/31/99               $9,822.38              $11,993.26           $13,352.80
6/30/99              $11,573.50              $12,040.76           $14,293.82
9/30/99              $10,587.24              $11,852.80           $13,402.09
12/31/99             $11,739.54              $13,266.54           $15,394.63

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 1999
(percentage of total net assets)

   1. Alcoa Inc.                                            5.5%
   2. The Dow Chemical Company                              4.1%
   3. Whirlpool Corporation                                 4.1%
   4. Sony Corporation, ADR                                 3.5%
   5. First Health Group Corporation                        3.4%


TOP FIVE SECTORS AS OF DECEMBER 31, 1999
(percentage of total portfolio holdings)

   1. Materials and Processing                             24.1%
   2. Technology                                           12.1%
   3. Consumer Durables                                    10.7%
   4. Business Services                                     9.0%
   5. Health                                                8.2%

                                  THE GCG TRUST
                             STRATEGIC EQUITY SERIES

BY WHAT MARGIN DID THE SERIES OUTPERFORM ITS BENCHMARK IN 1999?

The Strategic Equity Series (the "Series") had a total return of 56.24% for the year ended December 31, 1999. For the same period, the Russell Mid-Cap Index had a return of 18.23% and the Russell 2000 Index had a return of 21.26%

A I M Capital Management, Inc. became Portfolio Manager on March 1, 1999; total returns for the ten months ended December 31, 1999 were 66.36% for the Series, 22.51% for the Russell Mid-Cap Index and 30.21% for the Russell 2000 Index.

WHAT MARKET SECTORS DROVE THE SERIES' EXCELLENT PERFORMANCE?

Investment performance for the Series was exceptionally strong during 1999. This performance success was largely due to distinct overweighting and underweighting of specific market sectors, combined with the success of a number of individual holdings. Contrary to popular belief, small and mid-cap issues demonstrated positive investment returns in 1999. Quite clearly, the market averages do not tell the full story as illustrated by the fact that on a cap weighted basis the S&P 500 returned 21.03%, but ex technology was only up 3%. Likewise, the cap-weighted NASDAQ advanced 85.6%; yet, the median price change was less than 1%, and, without the large cap technology issues, the cap weighted NASDAQ was only up 8%.

The Series' performance was positively impacted by a very heavy weighting in technology and telecommunication related issues. In particular, we favored software, semiconductors, the internet, and wireless communication. Furthermore, we elected to maintain a distinct focus upon the consumer as wage growth, higher consumer income, and record low unemployment set the stage for a powerful retail environment. Conversely, two areas that were not favored by the managers of your fund, were healthcare and financials. Both of these areas were dramatically underweighted during the year, as modest earnings growth, combined with three rate increases by the Federal Reserve Board, negatively impacted financial issues and regulatory concerns adversely impacted healthcare issues. At the close of the fourth quarter, the Series held 133 individual securities, and the top 10 holdings represented 15.5% of fund assets.

DO YOU ANTICIPATE POSITIVE MARKET CONDITIONS CONTINUING THROUGH 2000?

Our investment outlook remains distinctly positive, as we enter the new year. We anticipate that global economic growth should accelerate in 2000, and since nearly 25% of corporate profits, and almost 30% of S&P 500 profits, are derived from abroad, this should add a significant rate of growth to earnings in the new year.

Furthermore, despite the length of the economic expansion, we do not anticipate either an economic slowdown or any resurgence of inflation. We continue to emphasize our earnings momentum approach to the portfolio process, and believe that shareholders will be well served by this discipline.

                                                  A I M CAPITAL MANAGEMENT, INC.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 1999

                                      1 YEAR      56.24%
                 SINCE 10/2/1995 (INCEPTION)      21.97%

                  [LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS]
--------------------------------------------------------------------------------


                Strategic Equity       Russell                Russell
                   Series           Mid-Cap Index           2000 Index
10/2/95           $10,000.00         $10,000.00             $10,000.00
12/95             $10,033.42         $10,322.38             $10,216.76
12/96             $11,979.15         $12,283.60             $11,902.08
12/97             $14,752.92         $15,847.12             $14,563.86
12/98             $14,876.95         $17,446.87             $14,192.85
12/99             $23,243.74         $20,627.75             $17,209.60

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

*On March 1,  1999 A I M  Capital  Management,  Inc.  became  the  Portfolio
 Manager of the Series. Prior to that date the Series had been advised by another Portfolio Manager.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 1999
(percentage of total net assets)

   1. Advanced Fibre Communications, Inc.                   2.7%
   2. VeriSign, Inc.                                        2.2%
   3. JDS Uniphase Corporation                              1.7%
   4. Veritas Software Corporation                          1.7%
   5. Ariba, Inc.                                           1.6%


TOP FIVE SECTORS AS OF DECEMBER 31, 1999
(percentage of total portfolio holdings)

   1. Technology                                           51.7%
   2. Cyclicals                                            14.3%
   3. Energy                                                7.8%
   4. Staples                                               6.5%
   5. Health                                                5.7%

                                  THE GCG TRUST
                                SMALL CAP SERIES

WHAT WAS THE SERIES' TOTAL RETURN IN 1999 IN COMPARISON WITH ITS BENCHMARK?

The Small Cap Series (the "Series") generated a total return of 50.61% for the year ended December 31, 1999. The Russell 2000 Index returned 21.26% for the same period.

WHAT MARKET CONDITIONS MOST INFLUENCED THE SERIES LAST YEAR?

1999 was yet another good year for many equity investors. During the first half of the year, large-cap stocks marched forward with nary a setback, while their smaller counterparts struggled mightily. All of the major large-cap indices continuously set new highs, and the Dow Jones Industrial Average closed over 10,000 for the first time on March 29, 1999.

After a volatile April, May and June saw consolidation and profit taking in the equity markets. An ongoing fear of rising interest rates was realized on June 30 when the Federal Reserve ("Fed") "took back" one of three previous interest rate cuts by hiking the Fed Funds Rate to 5%. Nonetheless, the market shrugged off the rate hike and took solace in the Fed's return to a "neutral bias." Large-cap stocks continued to rally, and the S&P 500 reached an intra-day high of 1420.33 on July 19.

The following few months were marked by extreme market volatility, an overall downward trend, and, ultimately, a dramatic rebound. The S&P 500 struggled to find direction and failed to match its previous highs during August and September, partially due to another rate hike. In October, mounting fears of rising interest rates, an upward spike in the price of gold and a series of dubious economic reports forced the yield on the long bond to 6.40%. The Dow Jones dropped more than 1,000 points in less than a month, briefly dipping below the 10,000 level on October 18th. As inflation jitters and interest rate fears subsided with the release of benign economic data, however, the final two weeks of October saw dramatic gains throughout both the bond and equity markets.

The market's strength continued throughout November and December. When the Fed raised both the Fed Funds and the discount rate 1/4 of a point on November 16th, the shift back to a "neutral" bias psychologically outweighed the actual rate hike. While certain segments of the market struggled - most notably, value stocks - most equity indices climbed steadily higher, led by small-cap stocks. The Fed's December 21st inaction matched market expectations and allowed nearly all major market indices to reach all-time highs during the final week of the year.

WHAT OTHER FACTORS CONTRIBUTED TO THE SERIES' STRONG PERFORMANCE AGAINST THE BENCHMARK?

Fortunately, the Series was well positioned to benefit from the strong performance of certain segments of the market. Firstly, management's growth stock philosophy was of great benefit during a year in which value stocks severely underperformed growth stocks. In addition, the Series was heavily weighted in technology companies throughout the year, thus positioning the Series extremely well for the strong bull market.

DO YOU FORESEE THE ECONOMY CONTINUING TO GROW AT A RAPID RATE IN 2000?

The economy of 2000 is likely to resemble the economy of 1999, but it will probably not grow as rapidly. Slowing in growth ratio is generally an inevitable by-product of higher interest rates. Despite this, there are factors that should keep the economy moving along at a decent rate including low unemployment, good wage gains, and positive psychology. However, corporate earnings will probably not be as strong in 2000 as they were in 1999. It would be logical to assume that the market will rise less vigorously as well.

                                                     FRED ALGER MANAGEMENT, INC.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 1999

                                      1 YEAR      50.61%
                  SINCE 1/3/1996 (INCEPTION)      24.69%
--------------------------------------------------------------------------------

                  [LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS]


                         Small Cap Series            Russell 2000 Index
1/3/96                       $10,000.00                  $10,000.00
12/96                        $12,010.00                  $11,649.57
12/97                        $13,250.00                  $14,254.88
12/98                        $16,030.00                  $13,891.73
12/99                        $24,142.11                  $16,844.47

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 1999
(percentage of total net assets)

   1. Intuit, Inc.                                          3.6%
   2. Exodus Communications Inc.                            3.2%
   3. Calpine Corporation                                   3.1%
   4. Conexant Systems, Inc.                                3.0%
   5. eBay, Inc.                                            2.7%


TOP FIVE SECTORS AS OF DECEMBER 31, 1999
(percentage of total portfolio holdings)

   1. Technology                                           48.8%
   2. Cyclicals                                            26.2%
   3. Health                                                8.5%
   4. Staples                                               7.1%
   5. Utilities                                             3.5%

                                  THE GCG TRUST
                               REAL ESTATE SERIES

HOW DID THE SERIES PERFORM IN 1999?

The Real Estate Series (the "Series") had a total return of (3.81%) for the year ended December 31, 1999. The Wilshire Real Estate Securities Index had a total return of (3.19%) for the same period.

HOW HAS THE BOOMING ECONOMY INFLUENCED THE REAL ESTATE INDUSTRY IN RECENT YEARS?

In "ordinary times," the years immediately following negative total return years for real estate securities have handsomely rewarded investors for their patience. In fact, the average total return for each of the three such "rebound" years since we began managing REIT portfolios in 1987 (including 1999's (3.81%)) has been 14.85%. These, however, are far from "ordinary times." While the absolute performance by the REIT market as measured by the NAREIT Equity Index showed a significant improvement over 1998's total returns, REITs again underperformed the shares of their tenant base (the companies of the S&P 500 Index) by a staggering 25.64%. Despite sound operating results, real estate stock returns largely were determined by a battle of capital flows during 1999. In retrospect, the underperformance of real estate securities can be attributed to rising interest rates, continued benign inflation and strong but decelerating earnings growth rates of programs and ancillary services.

WHAT PROPERTY SECTORS MOST AFFECTED THE 1999 SERIES PERFORMANCE?

We have always deemed ourselves to be long term investors in real estate, and, as such, we tend to have only gradual movements in our portfolios from quarter to quarter. Our core positions are in companies that have excellent management teams, business plans, balance sheets, and real estate portfolios. We thoroughly research these companies before purchase, with an expected holding period of 3-4 years. This continued to be the case in 1999.

Our most notable (and unfortunately, costly) property sector overweight during 1999 was in the mall REITs. Ironically, in this case we may have been guilty of "knowing too much." Our analysis of the fundamental trends of consumer shopping patterns, retailers, and of course the malls led us to believe that the highest quality malls would benefit from the strongest operating environment of all of the sectors of the market, which was indeed correct. The missing piece of the puzzle was the perceived threat of technology on retail real estate that more than offset the growth in consumer wealth and spending. It is difficult to determine which factor contributed most to the mall companies' underperformance.

In the residential sector, we remained market weighted overall but with a slight overweight within the manufactured housing sector. Apartments have been generally in equilibrium for some time. This sector is counter-cyclical as demand increases somewhat when interest rates go up and it becomes more expensive to buy a home. We continue to emphasize those markets that have the highest barriers to entry for new supply, as this allows strong economic growth to translate into higher rents and rising cash flows.

In the office sector, we are slightly overweighted and again have concentrations in markets in which it is difficult to build. This means that we have significant investments in downtown properties. While real estate companies may not move at internet speed, the best management teams are hardly asleep at the switch. They are busily looking for ways to monetize their positions as the gateway to their tenants. During the course of the year, more than a half dozen office REITs inked revenue-sharing deals with various telecommunications providers in exchange for access to their buildings.

Looking forward, with REITs currently yielding more than 8%, with the marginal activity by company managements revolving around selling assets and repurchasing stock, and with expectations now at an all time low, REITs appear to be poised to deliver positive returns in the year 2000.

                                                     EII REALTY SECURITIES, INC.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 1999

                                      1 YEAR      (3.81)%
                                      5 YEAR      10.03%
                                     10 YEAR       9.29%
                 SINCE 1/24/1989 (INCEPTION)       8.35%
--------------------------------------------------------------------------------

                  [LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS]


                      Real Estate                       Wilshire Real Estate
                        Series                            Securities Index
1/24/89               $10,000.00                             $10,000.00
12/89                  $9,878.12                             $10,073.74
12/90                  $7,825.64                              $6,703.48
12/91                 $10,491.35                              $8,046.29
12/92                 $11,946.65                              $8,677.65
12/93                 $14,009.61                             $10,000.27
12/94                 $14,897.80                             $10,164.55
12/95                 $17,368.66                             $11,551.69
12/96                 $23,499.39                             $15,811.18
12/97                 $28,854.04                             $18,941.51
12/98                 $24,973.33                             $15,602.77
12/99                 $24,022.76                             $15,105.57

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

*On January 1, 1995 EII Realty Securities, Inc. became the Portfolio Manager of the Series. Prior to that date the Series had been advised by another Portfolio Manager.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 1999
   (percentage of total net assets)

   1. Equity Office Properties Trust                        6.1%
   2. Simon Property Group, Inc.                            5.0%
   3. Apartment Investment & Management Company             4.3%
   4. Vornado Realty Trust                                  4.1%
   5. Kimco Realty Corporation                              4.1%


TOP FIVE SECTORS AS OF DECEMBER 31, 1999
(percentage of total portfolio holdings)

   1. Office/Industrial                                    37.4%
   2. Apartments                                           17.9%
   3. Regional Malls                                       11.3%
   4. Diversified                                           7.2%
   5. Shopping Centers                                      6.4%

                                  THE GCG TRUST
                               HARD ASSETS SERIES

HOW WELL DID THE SERIES PERFORM AGAINST THE BENCHMARKS IN 1999?

The Hard Asset Series (the "Series") produced a total return of 23.36% for the year ended December 31, 1999. For the same period, the Standard & Poor's 500 Index had a total return of 21.03% and the Russell 2000 Index had a total return of 21.26%.

Baring International Investment Limited became Portfolio Manager on March 1, 1999; total return for the ten months ended December 31, 1999 was 29.01% for the Series, 19.90% for the S&P500 Index and 30.21% for the Russell 2000 Index.

WHAT MAJOR TRENDS INFLUENCED MOST THE SERIES' PERFORMANCE?

Several trends and events affected the Series' performance. An accelerating global economic expansion led to a rise in demand for natural resources and an increase in commodity prices, which opened the way for a cyclical recovery. Also, the resources environment experienced low capital expenditure and rising merger and acquisition activity, which resulted in rationalization and more efficient cost structures. Combined, these factors resulted in a tightening of supply, but also in the comeback of economic returns as well as a heat-up in commodity equity markets.

Crucial for the energy sector was OPEC's decision to cut oil production during spring of 1999. As a consequence the price of oil spiked within a short time from $10 per barrel to a level of around $25 per barrel. Being almost 60% invested in the energy sector, the Series has a strong bias towards the price of oil. Hence, during the first half of the year, the Series' petroleum producing holdings were the main beneficiaries of the oil price's rise and a driving force behind the Series' strong performance. The price of oil stabilized during the second half of the year. We saw this as an opportunity to lock in profits made with the Series' strong exposure in North American junior oil companies and moved profits towards the larger and less oil price sensitive integrated companies.

Characteristic for the base-metals sector was strong demand and increased merger and acquisition activity. The Series had a strong bet on nickel, aluminum, and copper who all strongly appreciated in price. Besides strong demand and declining inventories, the market was also heated-up by low capital expenditure that lead to supply shortages, pushing up metal prices to levels not seen for many years. Mega mergers such as the three-way deal in the aluminum sector between Alcan - Pechiney - Alusuisse or Alcoa and Reynolds were leading the way in the metals industry this year. The M&A activity is not only signalling rationalisation, but also changes in strategy.

Within the precious metal sector, we saw the price of gold fall to a low of $253 per ounce by mid-year. This was followed by European Central Banks forming a cartel that lead to a short-term rise to $325 per ounce. Being bearish on gold, we used the rally to further cut our gold exposure, which towards year-end proved positive for the portfolio, as gold prices fell again. However, we remain optimistic on the platinum's groups, where tight supply and increased industrial demand for fuel cells is pushing up prices.

WHAT DOES THE FUTURE HOLD FOR THE SERIES?

With economic activity continuing to expand and global GDP growing at 3.5% annually, the macroeconomic outlook for commodities remains very favourable.
Companies who sustained the last cyclical low and rationalised during that period will now be able to harvest profits. Also, capital expenditure continues to be low, and signs of ongoing consolidation should lead to additional efficiency and increase profit margins. At last we are beginning to see the internet taking hold of the resources industry. The internet is cutting out middlemen, enabling producers to sell their goods directly to the customer. It will kill final price inflation and allow resource companies to work at full capacity and reasonable pricing. We will continue to focus on companies with a history of strong management, strong production growth, low costs, high operating leverages to volume, as well as some cyclical recovery. On the back of these positive fundamentals, we believe that 2000 should be another good year for the Series.

                                         BARING INTERNATIONAL INVESTMENT LIMITED
--------------------------------------------------------------------------------

                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 1999

                                      1 YEAR      23.36%
                                      5 YEAR       6.35%
                                     10 YEAR       5.46%
                 SINCE 1/24/1989 (INCEPTION)       6.66%
--------------------------------------------------------------------------------

                  [LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS]


              Hard Assets Series         S&P 500 Index        Russell 2000 Index
1/24/89          $10,000.00                $10,000.00             $10,000.00
12/89            $11,895.70                $12,265.82             $11,129.19
12/90            $10,249.80                $11,884.69              $8,961.68
12/91            $10,731.98                $15,497.63             $13,087.99
12/92             $9,679.23                $16,676.73             $15,497.46
12/93            $14,511.67                $18,353.88             $18,423.25
12/94            $14,878.69                $18,594.97             $18,087.25
12/95            $16,469.39                $25,574.36             $23,233.21
12/96            $21,931.91                $31,442.41             $27,065.69
12/97            $23,296.93                $41,928.77             $33,118.65
12/98            $16,405.42                $53,919.92             $32,274.95
12/99            $20,238.13                $65,261.02             $39,135.12

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

*On March 1,  1999,  Baring  International  Investment  Limited  became  the
 Portfolio Manager of the Series. Prior to that date the Series had been advised by other Portfolio Managers.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 1999
(percentage of total net assets)

   1. Exxon Mobil Corporation                               7.6%
   2. Alcoa Inc.                                            6.6%
   3. Rio Tinto Plc, ADR                                    6.2%
   4. Imperial Oil, Ltd.                                    5.9%
   5. Atlantic Richfield Company (ARCO)                     5.7%

TOP FIVE SECTORS AS OF DECEMBER 31, 1999
(percentage of total portfolio holdings)

   1. Financial                                            22.4%
   2. Technology                                           20.1%
   3. Basic Materials                                      15.2%
   4. Telecommunications                                   13.3%
   5. Staples                                               8.2%

                                  THE GCG TRUST
                             DEVELOPING WORLD SERIES

HOW DID THE SERIES PERFORM AGAINST ITS BENCHMARK LAST YEAR?

The Developing World Series (the "Series") produced a return of 61.66% for the year ended December 31, 1999. For the same period, the Morgan Stanley Capital International Emerging Markets Free Index (the "MSCI EMF Index") produced a total return of 66.41%.

Baring International Investment Limited became Portfolio Manager on March 1,1999; total returns for the ten months ended December 31, 1999 were 68.01% for the Series and 67.15% for the MSCI EMF Index.

WHAT MARKET TRENDS SIGNIFICANTLY INFLUENCED THE SERIES' PERFORMANCE IN 1999?

The Series performed very comparably to the MSCI EMF Index during the reporting periods. The positive performance has come from both the asset allocation and stock selection decisions. The major positive contributors to performance have been: the focus of the portfolio in North Asia rather than the Asian markets in the Asia Pacific region, an underweight position in Brazil earlier in the year, and the decision to sell out of Greece completely when we concluded that valuations had become excessive. At the stock level, the strategy to have both cyclical (for example, steel in Latin America) and secular (for example, electronics in Korea and Taiwan) exposure has contributed positively to performance.

Two major trends have underpinned our strategy and have impacted the Series' performance: the cyclical recovery in the demand for commodities, raw materials and selected manufacturing goods, and the secular global trend for outsourcing of production to low-cost locations and producers. While the first trend is obviously more short-term in nature, it has been the primary reason for the recovery we have seen in emerging equities this year. The second trend has been less important for asset prices over the short-term, but may be critical over the medium to long-term. Countries that are able to successfully integrate their economies with those of the Developed World should ultimately have a much lower cost of capital, and faster and more predictable economic growth.

WHAT COUNTRIES MOST AFFECTED THE SERIES' 1999 RETURNS?

In terms of stock selection, aside from those mentioned above, South Africa, Israel and Hungary have been positive contributors and, combined with the returns in Korea and Taiwan, more than outweighed negative returns in Indonesia and Brazil.

WHAT IS YOUR OUTLOOK FOR THE EMERGING MARKETS SECTOR?

We believe the outlook for emerging markets is positive. This year we expect the asset class to enjoy the powerful combination of a strong global growth environment, and we expect to see further evidence that important changes have evolved from the crises of 1994 to 1998 in terms of both governmental and corporate management. In addition, lower risk premiums, combined with the current global euphoria for telecommunications and technology stocks have begun to attract additional liquidity to these sectors, which generally trade at discounts to their developed market peers.

The main risk for emerging markets is that U.S. interest rates might have to rise more than an anticipated 25 to 50 basis points if growth rekindles inflationary fears. While this remains a concern we believe that it is more than balanced by positive cyclical (firm commodity prices, improving terms of trade) and secular (outsourcing) trends which currently appear to remain very supportive of our markets.

                                         BARING INTERNATIONAL INVESTMENT LIMITED
--------------------------------------------------------------------------------

                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 1999

                                      1 YEAR      61.66%
                 SINCE 2/18/1998 (INCEPTION)       9.87%
--------------------------------------------------------------------------------

                  [LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS]


                                                Morgan Stanley Capital
                                                International Emerging
                Developing World Series            Markets Free Index
2/18/98            $10,000.00                     $10,000.00
3/98               $10,430.00                     $10,433.76
6/98                $8,260.00                      $9,835.57
9/98                $6,720.00                      $6,456.74
12/98               $7,373.02                      $8,220.55
3/99                $7,763.18                      $8,048.24
6/99                $9,543.90                     $10,176.33
9/99                $9,063.71                     $11,123.74
12/99              $11,919.13                     $11,960.30

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

*On March 1,  1999,  Baring  International  Investment  Limited  became  the
 Portfolio Manager of the Series. Prior to that date the Series had been advised by other Portfolio Managers.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 1999
(percentage of total net assets)

   1. Samsung Electronics, GDR                              4.3%
   2. Taiwan Semiconductor Manufacturing
      Company, Ltd., ADR                                    4.3%
   3. The India Fund, Inc.                                  3.9%
   4. Telefonos de Mexico S.A., Class L, ADR                3.5%
   5. Pohang Iron & Steel Company Ltd., ADR                 2.5%


TOP FIVE COUNTRIES AS OF DECEMBER 31, 1999
(percentage of total portfolio holdings)

   1. Korea                                                14.7%
   2. Mexico                                               12.0%
   3. Taiwan                                               10.7%
   4. Brazil                                               10.6%
   5. South Africa                                         10.5%

                                  THE GCG TRUST
                             EMERGING MARKETS SERIES

HOW WELL DID THE SERIES PERFORM?

For the 12 months ended December 31, 1999, the Emerging Market Series (the "Series") produced a total return of 85.30%. The Morgan Stanley Capital International Emerging Markets Free Index had a return of 66.41% during the same period.

WHAT HELPED EMERGING MARKETS RECOVER AND FLOURISH IN 1999?

With improving economic growth in Asia and a bottoming out in Latin America, emerging markets enjoyed phenomenal gains throughout 1999, rallying on the strength of rising global growth and recovering commodity prices. Improvements in the balance of payments and overall fiscal condition of individual economies provided still more support for emerging-markets equities. Also contributing to the emerging-markets rally were the extremely attractive valuations that resulted from the asset class's dismal 1998 performance.

WHAT OTHER FACTORS CONTRIBUTED TO PERFORMANCE?

Stock selection and country allocation contributed to the Series' strong advances during the year. Early in 1999, overall stock selection actually restrained performance a bit, especially in India, Hungary, and South Africa. However, those losses were offset by heavy exposure to Turkey and Latin America as well as a large position in Taiwanese electronics stocks. The Series also benefited early in the year from stock selection in Korea and Mexico. Substantial holdings in the first quarter in Greek banks -- which advanced amid EMU interest-rate convergence -- contributed to the Series' performance, as did an underweight position in the same sector one quarter later when the entire Greek market struggled. In the second quarter, the Series had a lack of exposure to the Russian equity market, which rallied amid strengthening oil prices. We were leery of the high risk of the Russian market throughout the year. In the third quarter, performance was helped by our underweight position in Russia, which surrendered gains from one quarter earlier. Underweight positions in Indonesia and Thailand proved positive as these markets also underperformed. Similarly, the Series was hampered by exposure in the third quarter to Latin American markets, which were volatile following interest-rate hikes in the United States. However, that exposure provided a good boost to performance in the fourth quarter. Indeed, Latin American valuations had become so attractive early in the final quarter of 1999 that we increased our investments in the region at a time that proved to be beneficial to the Series. South Korean, Indian, and Mexican stock selection also contributed to returns in the latter part of the year.

WHAT UPCOMING EVENTS WILL MOST INFLUENCE THE SERIES IN THE SHORT-TERM?

Despite rapid growth in 1999, the relative valuations of emerging markets equities remain attractive compared with other world markets. Moreover, economic recovery remains firmly in place in Asia, while expectations for Latin American growth in 2000 have been revised higher. Merger and acquisition activity is expected to continue in both regions. The greatest near-term obstacles to emerging markets include further U.S. interest-rate hikes, to which Latin American and Asian markets are particularly vulnerable. Political concerns also could hamper the markets, especially Mexico, which has a general election in July.

                                              PUTNAM INVESTMENT MANAGEMENT, INC.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 1999

                                      1 YEAR      85.30%
                                      5 YEAR       4.22%
                 SINCE 10/4/1993 (INCEPTION)       4.26%
--------------------------------------------------------------------------------

                  [LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS]


                  Emerging Markets               Morgan Stanley
                       Series                 Capital International
                                                Emerging Markets
                                                   Free Index
10/4/93              $10,000.00                    $10,000.00
12/93                $12,440.00                    $13,260.33
12/94                $10,552.20                    $12,290.32
12/95                 $9,485.80                    $11,650.07
12/96                $10,176.81                    $12,352.68
12/97                 $9,222.92                    $10,921.61
12/98                 $7,001.03                     $8,154.10
12/99                $12,973.04                    $13,569.07

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

*On March 3, 1997 Putnam  Investment  Management,  Inc. became the Portfolio
 Manager of the Series. Prior to that date the Series had been advised by another Portfolio Manager.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 1999
(percentage of total net assets)

   1. Telefonos de Mexico S.A., Class L, ADR                3.4%
   2. Samsung Electronics Company Ltd.                      3.1%
   3. Grupo Televisa S.A., GDR                              2.3%
   4. Infosys Technologies Ltd., ADR                        2.2%
   5. SK Telecom Company Ltd., ADR                          2.2%


TOP FIVE COUNTRIES AS OF DECEMBER 31, 1999
(percentage of total portfolio holdings)

   1. Korea                                                16.0%
   2. Mexico                                               15.7%
   3. Brazil                                               10.6%
   4. Taiwan                                                8.1%
   5. India                                                 7.7%

                                  THE GCG TRUST
                              MARKET MANAGER SERIES

HOW DID THE SERIES PERFORM AGAINST ITS BENCHMARKS?

The Market Manager Series (the "Series") had a total return of 16.59%. This compares to a total return of 21.03% for the S&P 500 Index and 14.72% for the S&P Mid-Cap 400 Index.

WHAT IS THE SERIES' INVESTMENT STRATEGY?

The Series began operations on November 14, 1994. At the same time, all funds were invested in short-term money market securities. On March 6, 1995, the Series was closed to further investment, and the Manager began investing in accordance with the long-term objectives of the Series.

The Series seeks favorable equity market performance and preservation of capital.

The Series contains a blend of debt securities and over-the-counter equity options. The equity options allow the Series to track the performance of the equity markets. The debt securities provide some degree of capital protection.

                                                  ING INVESTMENT MANAGEMENT, LLC

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 1999

                                      1 YEAR      16.59%
                                      5 YEAR      23.60%
                SINCE 11/14/1994 (INCEPTION)      23.04%
--------------------------------------------------------------------------------

                  [LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS]


              Market Manager                     S&P Mid-Cap     Russell Mid-Cap
                  Series        S&P 500 Index(1)  400 Index (1)        Index
11/14/94        $10,000.00       $10,000.00       $10,000.00       $10,000.00
12/94           $10,020.00        $9,778.93        $9,778.93        $9,636.60
12/95           $12,457.69       $13,449.33       $13,449.33       $12,618.99
12/96           $14,874.91       $16,535.28       $16,535.28       $15,041.99
12/97           $19,906.14       $22,049.96       $22,049.96       $19,893.46
12/98           $24,792.23       $28,356.01       $28,356.01       $22,773.36
12/99           $28,975.00       $34,320.19       $27,184.00       $26,017.00

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

* On January 2, 1998, ING Investment Management, LLC became the Portfolio Manager of the Series. Prior to that date the Series had been advised by another Portfolio Manager.

(1) The S&P 500 Index and the S&PMid-Cap 400 Index have been determined to be the most appropriate indices to be used for comparative purposes. In the future, the S&P 500 and the S&PMid-Cap 400 will be the only indices compared to the Series.

TOP FIVE NON CASH HOLDINGS AS OF DECEMBER 31, 1999
(percentage of total net assets)

   1. S&P 500 European Call Options                        38.2%
   2. S&P Midcap Companies Index 400 European
      Call Options                                         28.4%
   3. U.S. Treasury Strip, 3.032% due 02/15/01             28.3%
   4. Cabco (Texaco Capital), 7.302% due 10/01/01           2.6%
   5. Philip Morris Companies, Inc., 6.000% due 07/15/01    1.7%

ASSET ALLOCATION AS OF DECEMBER 31, 1999
(percentage of total portfolio holdings)

   1. Call Options Purchased                               66.6%
   2. U.S. Treasury Strip, 3.032% due 02/15/2001           28.3%
   3. Financial Services                                    2.6%
   4. Industrial                                            1.7%

--------------------------------------------------------------------------------
DESCRIPTION OF COMPARATIVE INDICES
--------------------------------------------------------------------------------

     IBC FIRST TIER INDEX -- an index composed of an average of 300+ non-governmental retail money market funds that invest only in securities considered to be of the highest credit quality.

     LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX -- an index comprised of U.S. government securities and investment grade corporate debt securities.

     LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX -- an index comprised of intermediate-term U.S. government securities and investment grade corporate debt securities.

     MERRILL LYNCH 1-5 YEAR CORPORATE/GOVERNMENT BOND INDEX -- an index comprised of government and investment-grade corporate debt securities with remaining maturities of one to five years.

     MERRILL LYNCH 3-MONTH TREASURY BILL INDEX--is an index that is comprised of U.S. Treasury Bills with initial maturities of three months.

     MERRILL LYNCH GLOBAL GOVERNMENT BOND INDEX II -- an index comprised of government bonds from major companies, including the United States.

     MORGAN STANLEY CAPITAL INTERNATIONAL ALL COUNTRY WORLD FREE INDEX -- an index comprised of equity securities in countries around the world, including the United States, other developed countries and emerging markets.

     MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE INDEX -- an index comprised of equity securities in emerging markets.

     RUSSELL 2000 INDEX -- an index representing the 2,000 smallest companies in the Russell 3000 Index, which contains the 3,000 largest U.S. companies, based on total market capitalization.

     RUSSELL MID-CAP INDEX -- an index consisting of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index contains the 1,000 largest companies in the U.S.

     STANDARD & POOR'S 500 INDEX (S&P 500) -- an index composed of 500 U.S. stocks.

     STANDARD & POOR'S MID-CAP 400 INDEX (S&P 400) -- an index composed of 400 mid-cap U.S. stocks.

     WILSHIRE REAL ESTATE SECURITIES INDEX -- an equity index consisting of real estate investment trusts (REITs) and real estate operating companies (REOCs).

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                  THE GCG TRUST

                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                                                          LIMITED
                                                                                       LIQUID            MATURITY
                                                                                        ASSET              BOND
                                                                                       SERIES             SERIES
                                                                                   ---------------    ---------------

ASSETS:
Investments (Notes 1, 3 and 4):
   At identified cost ..........................................................   $   581,705,960    $   206,341,662
                                                                                   ===============    ===============



   At value ....................................................................   $   581,705,960    $   202,857,032
Cash, net of foreign currency, at value ........................................                68                581
Receivables:
   Shares of beneficial interest sold ..........................................           607,255          1,901,273
   Investment securities sold ..................................................                --                 --
   Receivable for forward foreign currency contracts (Note 1) ..................                --                 --
   Dividends and/or interest ...................................................         1,691,587          2,363,462
Other assets ...................................................................             3,424                 --
                                                                                   ---------------    ---------------
     Total Assets ..............................................................       584,008,294        207,122,348
                                                                                   ---------------    ---------------

LIABILITIES:
Payables:
   Shares of beneficial interest redeemed ......................................         4,160,022             13,671
   Investment securities purchased .............................................                --                 --
Cash overdraft, net of foreign currency, at value ..............................                --                 --
Options written (Premiums received $50,398) (Note 1) ...........................                --                 --
                                                                                   ---------------    ---------------
     Total Liabilities .........................................................         4,160,022             13,671
                                                                                   ---------------    ---------------

NET ASSETS .....................................................................   $   579,848,272    $   207,108,677
                                                                                   ===============    ===============

NET ASSETS CONSIST OF:
Paid-in Capital ................................................................   $   579,852,820    $   209,337,602
Undistributed net investment income/(loss) .....................................                --          3,570,842
Accumulated net realized  gain/(loss) on securities,  written  options,  forward foreign currency exchange contracts and foreign currency
   transactions ................................................................            (4,548)        (2,315,137)
Net unrealized appreciation/(depreciation) on securities, futures contracts,  written options, long options,  forward foreign currency exchange contracts and other assets and liabilities denominated
   in foreign currencies .......................................................                --         (3,484,630)
                                                                                   ---------------    ---------------
     Total Net Assets ..........................................................   $   579,848,272    $   207,108,677
                                                                                   ===============    ===============
Shares of beneficial interest outstanding ......................................       579,858,701         19,870,179
                                                                                   ===============    ===============

NET ASSET VALUE, offering price and redemption price per share
   of beneficial interest outstanding ..........................................   $          1.00    $         10.42
                                                                                   ===============    ===============

                                                                                       GLOBAL
                                                                                        FIXED               TOTAL
                                                                                       INCOME               RETURN
                                                                                       SERIES               SERIES
                                                                                   ---------------    ---------------

ASSETS:
Investments (Notes 1, 3 and 4):
   At identified cost ..........................................................   $    30,741,860    $   655,335,235
                                                                                   ===============    ===============



   At value ....................................................................   $    28,726,731    $   668,355,766
Cash, net of foreign currency, at value ........................................           143,358                 --
Receivables:
   Shares of beneficial interest sold ..........................................           576,424          3,848,572
   Investment securities sold ..................................................            15,686          1,371,613
   Receivable for forward foreign currency contracts (Note 1) ..................           155,909                 --
   Dividends and/or interest ...................................................           740,114          3,941,616
Other assets ...................................................................            13,177                 --
                                                                                   ---------------    ---------------
     Total Assets ..............................................................        30,371,399        677,517,567
                                                                                   ---------------    ---------------

LIABILITIES:
Payables:
   Shares of beneficial interest redeemed ......................................                 2            161,634
   Investment securities purchased .............................................                --                 --
Cash overdraft, net of foreign currency, at value ..............................                --          1,602,321
Options written (Premiums received $50,398) (Note 1) ...........................                --                 --
                                                                                   ---------------    ---------------
     Total Liabilities .........................................................                 2          1,763,955
                                                                                   ---------------    ---------------
NET ASSETS .....................................................................   $    30,371,397    $   675,753,612
                                                                                   ===============    ===============

NET ASSETS CONSIST OF:
Paid-in Capital ................................................................   $    32,114,381    $   655,634,052
Undistributed net investment income/(loss) .....................................           242,347          6,469,348
Accumulated net realized  gain/(loss) on securities,  written  options,  forward foreign currency exchange contracts and foreign currency
   transactions ................................................................          (109,299)           629,681
Net unrealized appreciation/(depreciation) on securities, futures contracts,  written options, long options,  forward foreign currency exchange contracts and other assets and liabilities denominated
   in foreign currencies .......................................................        (1,876,032)        13,020,531
                                                                                   ---------------    ---------------
     Total Net Assets ..........................................................   $    30,371,397    $   675,753,612
                                                                                   ===============    ===============
Shares of beneficial interest outstanding ......................................         3,018,131         42,779,853
                                                                                   ===============    ===============

NET ASSET VALUE, offering price and redemption price per share
   of beneficial interest outstanding ..........................................   $         10.06    $         15.80
                                                                                   ===============    ===============



                                                                                       FULLY             EQUITY
                                                                                       MANAGED            INCOME
                                                                                       SERIES             SERIES
                                                                                 ---------------   ---------------

ASSETS:
Investments (Notes 1, 3 and 4):
   At identified cost .......................................................... $   251,244,977   $   276,817,627
                                                                                 ===============    ==============

   At value .................................................................... $   256,063,850   $   264,311,101
Cash, net of foreign currency, at value ........................................      28,191,960        13,811,386
Receivables:
   Shares of beneficial interest sold ..........................................       1,993,268         1,487,590
   Investment securities sold ..................................................         349,379           202,412
   Receivable for forward foreign currency contracts (Note 1) ..................              --                --
   Dividends and/or interest ...................................................       1,739,686           581,526
Other assets ...................................................................              --                --
                                                                                 ---------------    --------------
     Total Assets ..............................................................     288,338,143       280,394,015
                                                                                 ---------------    --------------
LIABILITIES:
Payables:
   Shares of beneficial interest redeemed ......................................              --            26,990
   Investment securities purchased .............................................         370,972         3,012,803
Cash overdraft, net of foreign currency, at value ..............................              --                --
Options written (Premiums received $50,398) (Note 1) ...........................          58,125                --
                                                                                 ---------------    --------------
     Total Liabilities .........................................................         429,097         3,039,793
                                                                                 ---------------    --------------
NET ASSETS ..................................................................... $   287,909,046   $   277,354,222
                                                                                 ===============    ==============

NET ASSETS CONSIST OF:
Paid-in Capital ................................................................ $   273,355,143   $   280,547,993
Undistributed net investment income/(loss) .....................................       3,440,637         2,050,640
Accumulated net realized  gain/(loss) on securities,  written  options,  forward foreign currency exchange contracts and foreign currency
   transactions ................................................................       6,294,438         7,266,171
Net unrealized appreciation/(depreciation) on securities, futures contracts,  written options, long options,  forward foreign currency exchange contracts and other assets and liabilities denominated
   in foreign currencies .......................................................       4,818,828       (12,510,582)
                                                                                 ---------------    --------------
     Total Net Assets .......................................................... $   287,909,046   $   277,354,222
                                                                                 ===============    ==============
Shares of beneficial interest outstanding ......................................      19,133,784        24,678,370
                                                                                 ===============    ==============

NET ASSET VALUE, offering price and redemption price per share
   of beneficial interest outstanding .......................................... $         15.05   $         11.24
                                                                                 ===============    ==============



                                                                                       RISING            CAPITAL
                                                                                       DIVIDENDS          GROWTH
                                                                                       SERIES             SERIES
                                                                                 ---------------   ----------------

ASSETS:
Investments (Notes 1, 3 and 4):
   At identified cost ..........................................................  $   722,027,022   $   469,892,634
                                                                                  ===============    ==============
   At value ....................................................................  $   894,380,476   $   564,335,256
Cash, net of foreign currency, at value ........................................              680           804,231
Receivables:
   Shares of beneficial interest sold ..........................................        4,559,183         2,440,700
   Investment securities sold ..................................................               --                --
   Receivable for forward foreign currency contracts (Note 1) ..................               --                --
   Dividends and/or interest ...................................................          834,525           367,533
Other assets ...................................................................               --                --
                                                                                  ---------------    --------------
     Total Assets ..............................................................      899,774,864       567,947,720
                                                                                  ---------------    --------------
LIABILITIES:
Payables:
   Shares of beneficial interest redeemed ......................................           22,168           252,014
   Investment securities purchased .............................................               --            67,720
Cash overdraft, net of foreign currency, at value ..............................               --                --
Options written (Premiums received $50,398) (Note 1) ...........................               --                --
                                                                                  ---------------    --------------
     Total Liabilities .........................................................           22,168           319,734
                                                                                  ---------------    --------------
NET ASSETS .....................................................................  $   899,752,696   $   567,627,986
                                                                                  ===============    ==============
NET ASSETS CONSIST OF:
Paid-in Capital ................................................................  $   718,241,935   $   465,270,275
Undistributed net investment income/(loss) .....................................        1,344,389                --
Accumulated net realized  gain/(loss) on securities,  written  options,  forward foreign currency exchange contracts and foreign currency
   transactions ................................................................        7,812,918         7,914,822
Net unrealized appreciation/(depreciation) on securities, futures contracts,  written options, long options,  forward foreign currency exchange contracts and other assets and liabilities denominated
   in foreign currencies .......................................................      172,353,454        94,442,889
                                                                                  ---------------    --------------
     Total Net Assets ..........................................................  $   899,752,696   $   567,627,986
                                                                                  ===============    ==============
Shares of beneficial interest outstanding ......................................       36,222,999        30,649,866
                                                                                  ===============    ==============
NET ASSET VALUE, offering price and redemption price per share
   of beneficial interest outstanding ..........................................  $         24.84   $         18.52
                                                                                  ===============    ==============



                                                                                                       VALUE
                                                                                       GROWTH          EQUITY
                                                                                       SERIES          SERIES
                                                                                   --------------   ---------------

ASSETS:
Investments (Notes 1, 3 and 4):
   At identified cost ..........................................................  $   955,076,950   $   129,599,858
                                                                                  ===============   ===============
   At value ....................................................................  $ 1,391,619,105   $   139,325,505
Cash, net of foreign currency, at value ........................................           51,621             1,258
Receivables:
   Shares of beneficial interest sold ..........................................           74,084         2,149,882
   Investment securities sold ..................................................       26,559,260                --
   Receivable for forward foreign currency contracts (Note 1) ..................        2,873,522                --
   Dividends and/or interest ...................................................          119,680           126,180
Other assets ...................................................................               --                --
                                                                                  ---------------   ---------------
     Total Assets ..............................................................    1,421,297,272       141,602,825
                                                                                  ---------------   ---------------
LIABILITIES:
Payables:
   Shares of beneficial interest redeemed ......................................        2,997,409             8,254
   Investment securities purchased .............................................        1,427,643                --
Cash overdraft, net of foreign currency, at value ..............................               --                --
Options written (Premiums received $50,398) (Note 1) ...........................               --                --
                                                                                  ---------------   ---------------
     Total Liabilities .........................................................        4,425,052             8,254
                                                                                  ---------------   ---------------
NET ASSETS .....................................................................  $ 1,416,872,220   $   141,594,571
                                                                                  ===============   ===============
NET ASSETS CONSIST OF:
Paid-in Capital ................................................................  $   932,782,258   $   138,550,168
Undistributed net investment income/(loss) .....................................       (1,491,165)          582,604
Accumulated net realized  gain/(loss) on securities,  written  options,  forward foreign currency exchange contracts and foreign currency
   transactions ................................................................       46,165,441        (7,263,848)
Net unrealized appreciation/(depreciation) on securities, futures contracts,  written options, long options,  forward foreign currency exchange contracts and other assets and liabilities denominated
   in foreign currencies .......................................................      439,415,686         9,725,647
                                                                                  ---------------   ---------------
     Total Net Assets ..........................................................  $ 1,416,872,220   $   141,594,571
                                                                                  ===============   ===============
Shares of beneficial interest outstanding ......................................       51,532,892         9,121,203
                                                                                  ===============   ===============
NET ASSET VALUE, offering price and redemption price per share
   of beneficial interest outstanding ..........................................  $         27.49   $         15.52
                                                                                  ===============    ==============

                       See Notes to Financial Statements.

                                      26-27

--------------------------------------------------------------------------------
  STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                  THE GCG TRUST

                      FOR THE YEAR ENDED DECEMBER 31, 1999




                                                                             MANAGED        CAPITAL        MID-CAP        ALL-
                                                            RESEARCH         GLOBAL      APPRECIATION      GROWTH        GROWTH
                                                             SERIES          SERIES         SERIES         SERIES        SERIES
                                                         ---------------   ------------  -------------   ------------  -------------

ASSETS:
Investments (Notes 1, 3 and 4):
   At identified cost ..................................  $  788,823,356   $125,195,743   $337,457,305   $631,433,571   $ 98,273,943
                                                          ==============   ============   ============   ============   ============
   At value (a) ........................................  $1,007,009,886   $186,631,899   $409,622,421   $791,050,114   $147,221,884
Cash, net of foreign currency, at value ................       1,351,691             --          9,053             --      3,137,773
Receivables:
   Shares of beneficial interest sold ..................       2,687,851            448      2,324,514             --             66
   Investment securities sold ..........................       8,079,228      3,497,163             --        720,126      3,374,898
   Dividends and/or interest ...........................         497,464        198,405         38,745        141,782         10,698
                                                          --------------   ------------   ------------   ------------   ------------
     Total Assets ......................................   1,019,626,120    190,327,915    411,994,733    791,912,022    153,745,319
                                                          --------------   ------------   ------------   ------------   ------------
LIABILITIES:
Payables:
   Shares of beneficial interest redeemed ..............         249,618      1,136,509         96,364      2,937,719        910,386
   Investment securities purchased .....................       4,720,886      1,076,049             --      6,686,470      2,136,742
Cash overdraft, net of foreign currency,
   at value ............................................              --      3,629,798             --        480,336             --
Accrued expenses and other payables ....................              --             --             --             --             --
                                                          --------------   ------------   ------------   ------------   ------------
     Total Liabilities .................................       4,970,504      5,842,356         96,364     10,104,525      3,047,128
                                                          --------------   ------------   ------------   ------------   ------------
NET ASSETS .............................................  $1,014,655,616   $184,485,559   $411,898,369   $781,807,497   $150,698,191
                                                          ==============   ============   ============   ============   ============
NET ASSETS CONSIST OF:
Paid-in Capital ........................................  $  768,201,188   $103,348,970   $322,470,126   $513,713,999   $ 79,037,171
Undistributed net investment income/(loss) .............        (135,387)       119,591             --             --             --
Accumulated net realized gain/(loss) on securities,
   futures contracts,  written options, long options,
   forward foreign currency exchange contracts and
   foreign currency transactions .......................      28,447,765     19,605,355     17,263,127    108,476,954     22,713,079
Net unrealized appreciation/(depreciation) on
   securities,  futures  contracts,  written  options,
   forward foreign currency exchange contracts and other
   assets and liabilities denominated in foreign
   currencies ..........................................     218,142,050     61,411,643     72,165,116    159,616,544     48,947,941
                                                          --------------   ------------   ------------   ------------   ------------
      Total Net Assets .................................  $1,014,655,616   $184,485,559   $411,898,369   $781,807,497   $150,698,191
                                                          ==============   ============   ============   ============   ============
Shares of beneficial interest outstanding. .............      40,892,896      9,242,036     20,570,993     26,425,032      5,989,130
                                                          ==============   ============   ============   ============   ============
NET ASSET VALUE, offering price and redemption
   price per share of beneficial interest outstanding ..  $        24.81   $      19.96   $      20.02   $      29.59   $      25.16
                                                          ==============   ============   ============   ============   ============


                                                             GROWTH         STRATEGIC          SMALL            REAL
                                                         OPPORTUNITIES       EQUITY              CAP           ESTATE
                                                             SERIES          SERIES            SERIES          SERIES
                                                          -----------     ------------     ------------      -----------
ASSETS:
Investments (Notes 1, 3 and 4):
   At identified cost ..................................  $10,388,663     $140,688,115     $267,122,880      $61,385,629
                                                          ===========     ============     ============      ===========

   At value (a) ........................................  $12,029,445     $207,486,421     $363,709,651      $55,357,370
Cash, net of foreign currency, at value ................      743,355            2,220           64,759           81,800
Receivables:
   Shares of beneficial interest sold ..................          241           39,372           25,044          985,818
   Investment securities sold ..........................       21,334               --        4,514,511               --
   Dividends and/or interest ...........................       21,105           18,095           18,543          481,390
                                                          -----------     ------------     ------------      -----------
     Total Assets ......................................   12,815,480      207,546,108      368,332,508       56,906,378
                                                          -----------     ------------     ------------      -----------

LIABILITIES:
Payables:
   Shares of beneficial interest redeemed ..............       27,146        1,746,696          695,916               44
   Investment securities purchased .....................        7,240               --               --               --
Cash overdraft, net of foreign currency,
   at value ............................................           --               --               --               --
Accrued expenses and other payables ....................           --               --               --               --
                                                          -----------     ------------     ------------      -----------
     Total Liabilities .................................       34,386        1,746,696          695,916               44
                                                          -----------     ------------     ------------      -----------
NET ASSETS .............................................  $12,781,094     $205,799,412     $367,636,592      $56,906,334
                                                          ===========     ============     ============      ===========
NET ASSETS CONSIST OF:
Paid-in Capital ........................................  $11,309,123     $138,845,290     $241,797,938      $63,569,006
Undistributed net investment income/(loss) .............        6,011          (59,367)              --        2,149,045
Accumulated net realized gain/(loss) on securities,
   futures contracts,  written options, long options,
   forward foreign currency exchange contracts and
   foreign currency transactions .......................     (174,839)         215,183       29,251,883       (2,783,458)
Net unrealized appreciation/(depreciation) on
   securities,  futures  contracts,  written  options,
   forward foreign currency exchange contracts and other
   assets and liabilities denominated in foreign
   currencies ..........................................    1,640,799       66,798,306       96,586,771       (6,028,259)
                                                          -----------     ------------     ------------      -----------
     Total Net Assets ..................................  $12,781,094     $205,799,412     $367,636,592      $56,906,334
                                                          ===========     ============     ============      ===========
Shares of beneficial interest outstanding. .............    1,146,880       10,314,698       15,681,221        4,694,011
                                                          ===========     ============     ============      ===========
NET ASSET VALUE, offering price and redemption
   price per share of beneficial interest outstanding ..  $     11.14     $      19.95     $      23.44      $     12.12
                                                          ===========     ============     ============      ===========



                                                           HARD          DEVELOPING       EMERGING        MARKET
                                                          ASSETS            WORLD          MARKETS        MANAGER
                                                          SERIES           SERIES          SERIES         SERIES
                                                         -----------     -----------     -----------     ----------
ASSETS:
Investments (Notes 1, 3 and 4):
   At identified cost .................................. $39,096,981     $48,633,648     $32,109,514     $3,142,358
                                                         ===========     ===========     ===========     ==========

   At value (a) ........................................ $39,271,745     $60,376,678     $44,441,678(a)  $7,258,495
Cash, net of foreign currency, at value ................     851,977       1,011,047         482,605         74,804
Receivables:
   Shares of beneficial interest sold ..................     137,712              --              --             --
   Investment securities sold ..........................      27,255       1,195,339         209,392             --
   Dividends and/or interest ...........................       2,100          49,100          38,418          3,437
                                                         -----------     -----------     -----------     ----------
     Total Assets ......................................  40,290,789      62,632,164      45,172,093      7,336,736
                                                         -----------     -----------     -----------     ----------

LIABILITIES:
Payables:
   Shares of beneficial interest redeemed ..............          48          16,368          87,916             --
   Investment securities purchased .....................          --              --         134,969             --
Cash overdraft, net of foreign currency,
   at value ............................................          --              --              --             --
Accrued expenses and other payables ....................          --              --              --         17,950
                                                         -----------     -----------     -----------     ----------
     Total Liabilities .................................          48          16,368         222,885         17,950
                                                         -----------     -----------     -----------     ----------
NET ASSETS ............................................. $40,290,741     $62,615,796     $44,949,208     $7,318,786
                                                         ===========     ===========     ===========     ==========
NET ASSETS CONSIST OF:
Paid-in Capital ........................................ $46,877,585     $51,429,729     $47,428,389     $3,202,649
Undistributed net investment income/(loss) .............      81,386        (257,955)       (190,848)            --
Accumulated net realized gain/(loss) on securities,
   futures contracts,  written options, long options,
   forward foreign currency exchange contracts and
   foreign currency transactions .......................  (6,844,282)       (298,951)    (14,621,198)            --
Net unrealized appreciation/(depreciation) on
   securities,  futures  contracts,  written  options,
   forward foreign currency exchange contracts and other
   assets and liabilities denominated in foreign
   currencies ..........................................     176,052      11,742,973      12,332,865      4,116,137
                                                         -----------     -----------     -----------     ----------
     Total Net Assets .................................. $40,290,741     $62,615,796     $44,949,208     $7,318,786
                                                         ===========     ===========     ===========     ==========
Shares of beneficial interest outstanding. .............   3,427,535       5,416,601       3,669,922        377,319
                                                         ===========     ===========     ===========     ==========
NET ASSET VALUE, offering price and redemption
   price per share of beneficial interest outstanding .. $     11.76     $     11.56     $     12.25     $    19.40
                                                         ===========     ===========     ===========     ==========



--------------
(a) The Emerging Markets Series includes a repurchase agreement amounting to $1,885,000.

                       See Notes to Financial Statements.

                                      28-29

--------------------------------------------------------------------------------
    STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                  THE GCG TRUST

                      FOR THE YEAR ENDED DECEMBER 31, 1999


                                                                                       LIMITED       GLOBAL
                                                                          LIQUID      MATURITY        FIXED
                                                                           ASSET        BOND         INCOME
                                                                          SERIES       SERIES        SERIES
                                                                      ------------  -----------   -------------


INVESTMENT INCOME:
Dividends ............................................................          --           --             --
Interest ............................................................. $19,834,552  $10,520,486    $ 1,254,527
Foreign taxes withheld on dividend and interest income ...............          --           --         (9,415)
Other income .........................................................     (16,434)      (6,826)            --
                                                                       -----------  -----------    -----------
     Total Investment Income .........................................  19,818,118   10,513,660      1,245,112
                                                                       -----------  -----------    -----------
EXPENSES:
Unified fees (Note 2) ................................................   2,109,806    1,011,122        417,531
Trustees' fees and expenses (Note 2) .................................      10,428        5,135            742
                                                                       -----------  -----------    -----------
     Total Expenses ..................................................   2,120,234    1,016,257        418,273
                                                                       -----------  -----------    -----------
   Expenses Reimbursed by Advisor ....................................          --           --           (742)
   Net Expenses ......................................................   2,120,234    1,016,257        417,531
                                                                       -----------  -----------    -----------
NET INVESTMENT INCOME/(LOSS) .........................................  17,697,884    9,497,403        827,581
                                                                       -----------  -----------    -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCIES (NOTES 1 AND 3):
Net realized gain/(loss) on:
   Securities ........................................................        (316)  (2,210,323)      (200,937)
   Written options ...................................................          --           --             --
   Long options ......................................................          --           --             --
   Forward foreign currency exchange contracts .......................          --           --        202,341
   Foreign currency transactions .....................................          --           --        (29,202)
Net change in unrealized appreciation/depreciation of:
   Securities ........................................................         270   (5,023,555)    (3,124,159)
   Written options ...................................................          --           --             --
   Forward foreign currency exchange contracts .......................          --           --        102,772
   Other assets and liabilities denominated in foreign currencies ....          --       91,917        (30,100)
                                                                       -----------  -----------    -----------
   Net realized and unrealized gain/(loss) on investments ............         (46)  (7,141,961)    (3,079,285)
                                                                       -----------  -----------    -----------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ................................................... $17,697,838  $ 2,355,442    $(2,251,704)
                                                                       ===========  ===========    ===========



                                                                          TOTAL         FULLY            EQUITY            RISING
                                                                          RETURN       MANAGED           INCOME           DIVIDENDS
                                                                          SERIES       SERIES            SERIES            SERIES
                                                                      ------------  -------------    --------------     ------------


INVESTMENT INCOME:
Dividends ............................................................ $  6,585,510   $  4,872,819     $ 5,569,882      $  9,415,252
Interest .............................................................   16,642,440      6,232,042       3,166,176           644,378
Foreign taxes withheld on dividend and interest income ...............      (32,778)       (20,794)            250                --
Other income .........................................................       (6,868)       693,693         156,262            29,673
                                                                       ------------   ------------     -----------      ------------
     Total Investment Income .........................................   23,188,304     11,777,760       8,892,570        10,089,303
                                                                       ------------   ------------     -----------      ------------
EXPENSES:
Unified fees (Note 2) ................................................    5,323,534      2,566,993       2,708,647         7,081,897
Trustees' fees and expenses (Note 2) .................................       16,786          7,693           8,181            20,945
                                                                       ------------   ------------     -----------      ------------
     Total Expenses ..................................................    5,340,320      2,574,686       2,716,828         7,102,842
                                                                       ------------   ------------     -----------      ------------
   Expenses Reimbursed by Advisor ....................................           --             --              --                --
   Net Expenses ......................................................    5,340,320      2,574,686       2,716,828         7,102,842
                                                                       ------------   ------------     -----------      ------------
NET INVESTMENT INCOME/(LOSS) .........................................   17,847,984      9,203,074       6,175,742         2,986,461
                                                                       ------------   ------------     -----------      ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCIES (NOTES 1 AND 3):
Net realized gain/(loss) on: .........................................
   Securities ........................................................   10,700,727     15,740,176      24,352,529        20,240,160
   Written options ...................................................           --             --              --                --
   Long options ......................................................           --       (484,841)             --                --
   Forward foreign currency exchange contracts .......................         (203)            --              --                --
   Foreign currency transactions .....................................      (16,396)       (22,242)           (119)               --
Net change in unrealized appreciation/depreciation of:
   Securities ........................................................  (11,126,101)    (7,630,943)    (32,702,347)       82,509,118
   Written options ...................................................           --         (7,727)             --                --
   Forward foreign currency exchange contracts .......................           --             --              --                --
   Other assets and liabilities denominated in foreign currencies ....       (5,330)        (3,956)         (4,094)               --
                                                                       ------------   ------------     -----------      ------------
   Net realized and unrealized gain/(loss) on investments ............     (447,303)     7,590,467      (8,354,031)      102,749,278
                                                                       ------------   ------------     -----------      ------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ................................................... $ 17,400,681    $16,793,541     $(2,178,289)     $105,735,739
                                                                       ============   ============     ===========      ============



                                                                            CAPITAL                                VALUE
                                                                            GROWTH              GROWTH            EQUITY
                                                                            SERIES              SERIES            SERIES
                                                                      ----------------    ----------------   ----------------


INVESTMENT INCOME:
Dividends ............................................................    3,135,735      $    1,214,495      $   2,587,713
Interest .............................................................    1,038,362           2,682,293            240,705
Foreign taxes withheld on dividend and interest income ...............      (13,974)               (462)           (13,325)
Other income .........................................................       23,044              (9,143)           (22,481)
                                                                       ------------      --------------      -------------
     Total Investment Income .........................................    4,183,167           3,887,183          2,792,612
                                                                       ------------      --------------      -------------
EXPENSES:
Unified fees (Note 2) ................................................    4,168,500           6,305,623          1,296,094
Trustees' fees and expenses (Note 2) .................................       11,224              15,654              3,897
                                                                       ------------      --------------      -------------
     Total Expenses ..................................................    4,179,724           6,321,277          1,299,991
                                                                       ------------      --------------      -------------
   Expenses Reimbursed by Advisor ....................................           --                  --                 --
   Net Expenses ......................................................    4,179,724           6,321,277          1,299,991
                                                                       ------------      --------------      -------------
NET INVESTMENT INCOME/(LOSS) .........................................        3,443          (2,434,094)         1,492,621
                                                                       ------------      --------------      -------------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCIES (NOTES 1 AND 3):
Net realized gain/(loss) on:
   Securities ........................................................   49,842,111          77,160,779         (6,558,451)
   Written options ...................................................       30,717                  --             20,849
   Long options ......................................................       89,076                  --                 --
   Forward foreign currency exchange contracts .......................           --           1,306,033                 --
   Foreign currency transactions .....................................      107,191            (363,104)                --
Net change in unrealized appreciation/depreciation of:
   Securities ........................................................   55,578,936         391,758,893          4,175,343
   Written options ...................................................           --                  --                 --
   Forward foreign currency exchange contracts .......................           --           2,873,522                 --
   Other assets and liabilities denominated in foreign currencies ....      (47,741)                  9                 --
                                                                       ------------      --------------      -------------
   Net realized and unrealized gain/(loss) on investments ............  105,600,290         472,736,132         (2,362,259)
                                                                       ------------      --------------      -------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ................................................... $105,603,733        $470,302,038      $    (869,638)
                                                                       ============      ==============      =============


                       See Notes to Financial Statements.

                                      30-31

--------------------------------------------------------------------------------
    STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                       THE GCG TRUST

                                           FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                            MANAGED        CAPITAL        MID-CAP         ALL-
                                                              RESEARCH       GLOBAL     APPRECIATION      GROWTH         GROWTH
                                                               SERIES        SERIES        SERIES         SERIES         SERIES
                                                           -------------- ------------- ------------- -------------- --------------

INVESTMENT INCOME:
Dividends ..............................................  $    5,891,417   $  1,434,104  $  1,637,467  $      463,587  $    112,285
Interest ...............................................       1,309,639         69,334     1,190,701       2,283,779       213,906
Foreign taxes withheld on dividend and interest income .         (51,915)       (67,301)         (260)             --            --
Other income ...........................................          (9,908)        (3,163)      (27,574)         35,704        46,773
                                                          --------------   ------------  ------------  --------------  ------------
     Total Investment Income ...........................       7,139,233      1,432,974     2,800,334       2,783,070       372,964
                                                          --------------   ------------  ------------  --------------  ------------
EXPENSES:
Unified fees (Note 2) ..................................       6,958,337      1,688,685     2,949,797       3,592,864     1,006,814
Trustees' fees and expenses (Note 2) ...................          21,713          3,821         8,670          10,648         2,946
                                                          --------------   ------------  ------------  --------------  ------------
     Total Expenses ....................................       6,980,050      1,692,506     2,958,467       3,603,512     1,009,760
                                                          --------------   ------------  ------------  --------------  ------------
   Net Expenses ........................................       6,980,050      1,692,506     2,958,467       3,603,512     1,009,760
                                                          --------------   ------------  ------------  --------------  ------------
NET INVESTMENT INCOME/(LOSS) ...........................         159,183       (259,532)     (158,133)       (820,442)     (636,796)
                                                          --------------   ------------  ------------  --------------  ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCIES (NOTES 1 AND 3):
Net realized  gain/(loss) on:
   Securities ..........................................      51,747,991     39,469,204    56,802,676     167,895,022    47,412,670
   Futures contracts ...................................              --             --            --              --            --
   Written options .....................................              --             --       351,034              --            --
   Long options ........................................              --             --            --              --            --
   Forward foreign currency exchange contracts .........              --         35,411            --              --            --
   Foreign currency transactions .......................         (30,566)       (10,408)       16,878              --            --
Net change in unrealized appreciation/depreciation of:
   Securities ..........................................     135,196,538     35,934,233    17,050,055     133,276,872    38,302,181
   Futures contracts ...................................              --             --            --              --            --
   Forward foreign currency exchange contracts. ........              --         (1,075)           --              --            --
   Other assets and liabilities denominated in
     foreign currencies ................................         (20,760)       (28,563)           --              --            --
                                                          --------------   ------------  ------------  --------------  ------------
   Net realized and unrealized gain/(loss)
     on investments                                          186,893,203     75,398,802    74,220,643     301,171,894    85,714,851
                                                          --------------   ------------  ------------  --------------  ------------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ...........................    $187,052,386    $75,139,270   $74,062,510    $300,351,452   $85,078,055
                                                          ==============   ============  ============  ==============  ============



                                                              GROWTH         STRATEGIC         SMALL             REAL
                                                           OPPORTUNITIES      EQUITY             CAP            ESTATE
                                                              SERIES          SERIES           SERIES           SERIES
                                                           -------------  --------------  ----------------  --------------

INVESTMENT INCOME:
Dividends ...............................................  $   148,556    $     326,472   $       184,836     $ 4,109,217
Interest ................................................           --          459,291           800,658          74,220
Foreign taxes withheld on dividend and interest income ..           --               --                --              --
Other income ............................................       20,184           49,863            17,716           7,634
                                                           -----------    -------------   ---------------     -----------
     Total Investment Income ............................      168,740          835,626         1,003,210       4,191,071
                                                           -----------    -------------   ---------------     -----------
EXPENSES:
Unified fees (Note 2) ...................................      125,233          979,956         2,040,327         612,780
Trustees' fees and expenses (Note 2) ....................          347            2,724             5,804           1,873
                                                           -----------    -------------   ---------------     -----------
     Total Expenses .....................................      125,580          982,680         2,046,131         614,653
                                                           -----------    -------------   ---------------     -----------
   Net Expenses .........................................      125,580          982,680         2,046,131         614,653
                                                           -----------    -------------   ---------------     -----------
NET INVESTMENT INCOME/(LOSS) ............................       43,160         (147,054)       (1,042,921)      3,576,418
                                                           -----------    -------------   ---------------     -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCIES (NOTES 1 AND 3):
Net realized  gain/(loss) on:
   Securities ...........................................      944,474        1,659,202        43,509,195      (3,272,820)
   Futures contracts ....................................           --           34,485                --              --
   Written options ......................................           --               --                --              --
   Long options .........................................           --               --                --              --
   Forward foreign currency exchange contracts ..........           --               --                --              --
   Foreign currency transactions ........................           --               --                --              --
Net change in unrealized appreciation/depreciation of:
   Securities ...........................................    1,185,927       61,894,508        65,183,467      (2,992,152)
   Futures contracts ....................................           --           44,222                --              --
   Forward foreign currency exchange contracts. .........           --               --                --              --
   Other assets and liabilities denominated in
     foreign currencies .................................           17               (4)               --              --
                                                           -----------    -------------   ---------------     -----------
   Net realized and unrealized gain/(loss) on investments    2,130,418       63,632,413       108,692,662      (6,264,972)
                                                           -----------    -------------   ---------------     -----------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ............................   $2,173,578      $63,485,359      $107,649,741     $(2,688,554)
                                                           ===========    =============   ===============     ===========




                                                              HARD         DEVELOPING        EMERGING        MARKET
                                                             ASSETS           WORLD           MARKETS        MANAGER
                                                             SERIES          SERIES           SERIES         SERIES
                                                           ------------  ---------------  ---------------  -----------

INVESTMENT INCOME:
Dividends ...............................................  $   752,627    $     604,400   $     608,585            --
Interest ................................................       53,098           33,936          42,185      $169,212
Foreign taxes withheld on dividend and interest income ..      (14,532)         (13,082)        (27,790)           --
Other income ............................................       (2,657)              --         190,092        11,214
                                                           -----------    -------------   -------------      --------
     Total Investment Income ............................      788,536          625,254         813,072       180,426
                                                           -----------    -------------   -------------      --------
EXPENSES:
Unified fees (Note 2) ...................................      372,525          419,418         552,994        70,253
Trustees' fees and expenses (Note 2) ....................        1,120              620             889           204
                                                           -----------    -------------   -------------      --------
     Total Expenses .....................................      373,645          420,038         553,883        70,457
                                                           -----------    -------------   -------------      --------
   Net Expenses .........................................      373,645          420,038         553,883        70,457
                                                           -----------    -------------   -------------      --------
NET INVESTMENT INCOME/(LOSS) ............................      414,891          205,216         259,189       109,969
                                                           -----------    -------------   -------------      --------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCIES (NOTES 1 AND 3):
Net realized  gain/(loss) on:
   Securities ...........................................    1,375,815        2,125,595       6,460,408       973,438
   Futures contracts ....................................       19,939               --              --            --
   Written options ......................................           --               --              --            --
   Long options .........................................      (24,697)              --              --            --
   Forward foreign currency exchange contracts ..........           --               --         (55,400)           --
   Foreign currency transactions ........................     (138,304)        (254,295)       (205,101)           --
Net change in unrealized appreciation/depreciation of:
   Securities ...........................................    4,992,454       12,384,511      14,238,653       (90,764)
   Futures contracts ....................................           --               --              --            --
   Forward foreign currency exchange contracts. .........           --               --          45,387            --
   Other assets and liabilities denominated in
     foreign currencies .................................       (5,014)          (7,259)         30,215            --
                                                           -----------    -------------   -------------      --------
   Net realized and unrealized gain/(loss) on investments    6,220,193       14,248,552      20,514,162       882,674
                                                           -----------    -------------   -------------      --------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ............................   $6,635,084      $14,453,768     $20,773,351      $992,643
                                                           ===========    =============   =============      ========


                       See Notes to Financial Statements.

                                      32-33

--------------------------------------------------------------------------------
    STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                  THE GCG TRUST

                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                                                    LIMITED             GLOBAL
                                                                              LIQUID               MATURITY              FIXED
                                                                               ASSET                 BOND               INCOME
                                                                              SERIES                SERIES              SERIES
                                                                         -----------------      ---------------     --------------
OPERATIONS:
   Net investment income/(loss) ......................................... $    17,697,884         $  9,497,403        $    827,581
   Net realized gain/(loss) on securities, futures contracts, written options, long options forward foreign currency exchange
     contracts and foreign currency transactions ........................            (316)          (2,210,323)            (27,798)
   Net change in unrealized appreciation/depreciation of securities, futures contracts, written options, long options, forward
     foreign currency exchange contracts and other assets
     and liabilities denominated in foreign currencies ..................             270           (4,931,638)         (3,051,487)
                                                                          ---------------         ------------        ------------
   Net increase/(decrease) in net assets resulting from operations ......      17,697,838            2,355,442          (2,251,704)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ................................................     (17,697,884)          (7,185,414)           (461,837)
   In excess of net investment income ...................................              --                   --                  --
   Net realized gains ...................................................              --                   --                  --
   In excess of capital gains ...........................................              --                   --             (15,625)
CAPITAL SHARE TRANSACTIONS:
   Shares sold ..........................................................   1,824,790,607          100,115,792          33,378,663
   Shares issued as reinvestment of dividends ...........................      17,698,704            7,185,414             477,462
   Shares redeemed ......................................................  (1,474,370,813)         (43,788,724)        (22,687,569)
                                                                          ---------------         ------------        ------------
NET INCREASE IN NET ASSETS FROM SHARES OF BENEFICIAL
   INTEREST TRANSACTIONS ................................................     368,118,498           63,512,482          11,168,556
                                                                          ---------------         ------------        ------------
Net increase/(decrease) in net assets ...................................     368,118,452           58,682,510           8,439,390
NET ASSETS:
Beginning of year .......................................................     211,729,820          148,426,167          21,932,007
                                                                          ---------------         ------------        ------------
End of year ............................................................. $   579,848,272         $207,108,677       $  30,371,397
                                                                          ===============         ============       =============
Undistributed net investment income/(loss) .............................. $            --         $  3,570,842       $     242,347
                                                                          ===============         ============       =============
TRANSACTIONS IN FUND SHARES:
   Shares sold ..........................................................   1,824,790,607            9,368,786           3,183,817
   Shares issued as reinvestment of dividends ...........................      17,698,704              689,579              47,367
   Shares redeemed ......................................................  (1,474,370,813)          (4,089,014)         (2,176,435)
                                                                          ---------------         ------------        ------------
Net increase ............................................................     368,118,498            5,969,351           1,054,749
                                                                          ===============         ============       =============



                                                                             TOTAL              FULLY            EQUITY
                                                                             RETURN            MANAGED           INCOME
                                                                             SERIES            SERIES            SERIES
                                                                          ------------      -------------    ---------------
OPERATIONS:
   Net investment income/(loss) ......................................... $ 17,847,984       $  9,203,074      $  6,175,742
   Net realized gain/(loss) on securities, futures contracts, written options, long options forward foreign currency exchange
     contracts and foreign currency transactions ........................   10,684,128         15,233,093        24,352,410
   Net change in unrealized appreciation/depreciation of securities, futures contracts, written options, long options, forward
     foreign currency exchange contracts and other assets
     and liabilities denominated in foreign currencies ..................  (11,131,431)        (7,642,626)      (32,706,441)
                                                                          ------------       ------------      ------------
   Net increase/(decrease) in net assets resulting from operations ......   17,400,681         16,793,541        (2,178,289)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ................................................  (12,560,820)        (6,994,358)       (6,300,513)
   In excess of net investment income ...................................           --                --                 --
   Net realized gains ...................................................   (8,965,375)       (14,230,057)      (22,460,782)
   In excess of capital gains ...........................................           --                 --                --
CAPITAL SHARE TRANSACTIONS:
   Shares sold ..........................................................  232,649,024         53,095,025        47,467,006
   Shares issued as reinvestment of dividends ...........................   21,526,195         21,224,415        28,761,295
   Shares redeemed ......................................................  (27,388,957)       (28,175,170)      (46,008,985)
                                                                          ------------       ------------      ------------
NET INCREASE IN NET ASSETS FROM SHARES OF BENEFICIAL
   INTEREST TRANSACTIONS ................................................  226,786,262         46,144,270        30,219,316
                                                                          ------------       ------------      ------------
Net increase/(decrease) in net assets ...................................  222,660,748         41,713,396          (720,268)
NET ASSETS:
Beginning of year .......................................................  453,092,864        246,195,650       278,074,490
                                                                          ------------       ------------      ------------
End of year ............................................................. $675,753,612       $287,909,046      $277,354,222
                                                                          ============       ============      ============
Undistributed net investment income/(loss) .............................. $  6,469,348       $  3,440,637      $  2,050,640
                                                                          ============       ============      ============
TRANSACTIONS IN FUND SHARES:
   Shares sold ..........................................................   14,406,625          3,323,155         3,675,269
   Shares issued as reinvestment of dividends ...........................    1,387,891          1,433,114         2,621,643
   Shares redeemed ......................................................   (1,693,311)        (1,787,526)       (3,574,491)
                                                                          ------------       ------------      ------------
Net increase ............................................................   14,101,205          2,968,743         2,722,421
                                                                          ============       ============      ============




                                                                             RISING             CAPITAL
                                                                            DIVIDENDS           GROWTH             GROWTH
                                                                             SERIES             SERIES             SERIES
                                                                          -------------   ----------------  ------------------
OPERATIONS:
   Net investment income/(loss) .........................................  $  2,986,461       $      3,443      $   (2,434,094)
   Net realized gain/(loss) on securities, futures contracts, written options, long options forward foreign currency exchange
     contracts and foreign currency transactions ........................    20,240,160         50,069,095          78,103,708
   Net change in unrealized appreciation/depreciation of securities, futures contracts, written options, long options, forward
     foreign currency exchange contracts and other assets
     and liabilities denominated in foreign currencies ..................    82,509,118         55,531,195         394,632,424
                                                                           ------------       ------------      --------------
   Net increase/(decrease) in net assets resulting from operations ......   105,735,739        105,603,733         470,302,038
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ................................................    (2,336,909)          (409,749)                 --
   In excess of net investment income ...................................            --           (316,820)                 --
   Net realized gains ...................................................   (20,617,572)       (29,572,671)        (16,417,785)
   In excess of capital gains ...........................................            --                 --                  --
CAPITAL SHARE TRANSACTIONS:
   Shares sold ..........................................................   257,955,741        209,954,920         930,440,724
   Shares issued as reinvestment of dividends ...........................    22,954,481         30,299,240          16,417,785
   Shares redeemed ......................................................   (38,781,949)       (46,769,367)       (215,086,923)
                                                                           ------------       ------------      --------------
NET INCREASE IN NET ASSETS FROM SHARES OF BENEFICIAL
   INTEREST TRANSACTIONS ................................................   242,128,273        193,484,793         731,771,586
                                                                           ------------       ------------      --------------
Net increase/(decrease) in net assets ...................................   324,909,531        268,789,286       1,185,655,839
NET ASSETS:
Beginning of year .......................................................   574,843,165        298,838,700         231,216,381
                                                                           ------------       ------------      --------------
End of year .............................................................  $899,752,696       $567,627,986      $1,416,872,220
                                                                           ============       ============      ==============
Undistributed net investment income/(loss) ..............................  $  1,344,389                 --      $   (1,491,165)
                                                                           ============       ============      ==============
TRANSACTIONS IN FUND SHARES:
   Shares sold ..........................................................    10,819,973         12,672,960          47,301,547
   Shares issued as reinvestment of dividends ...........................       933,868          1,685,164             612,833
   Shares redeemed ......................................................    (1,646,223)        (2,836,614)        (11,181,642)
                                                                           ------------       ------------      --------------
Net increase ............................................................    10,107,618         11,521,510          36,732,738
                                                                           ============       ============      ==============




                                                                               VALUE
                                                                              EQUITY
                                                                              SERIES
                                                                          --------------
OPERATIONS:
   Net investment income/(loss) .........................................   $  1,492,621
   Net realized gain/(loss) on securities, futures contracts, written options, long options forward foreign currency exchange
     contracts and foreign currency transactions ........................     (6,537,602)
   Net change in unrealized appreciation/depreciation of securities, futures contracts, written options, long options, forward
     foreign currency exchange contracts and other assets
     and liabilities denominated in foreign currencies ..................      4,175,343
                                                                            ------------
   Net increase/(decrease) in net assets resulting from operations ......       (869,638)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ................................................     (1,268,740)
   In excess of net investment income ...................................            --
   Net realized gains ...................................................     (2,515,295)
   In excess of capital gains ...........................................             --
CAPITAL SHARE TRANSACTIONS:
   Shares sold ..........................................................     44,194,005
   Shares issued as reinvestment of dividends ...........................      3,784,035
   Shares redeemed ......................................................    (31,514,293)
                                                                            ------------
NET INCREASE IN NET ASSETS FROM SHARES OF BENEFICIAL
   INTEREST TRANSACTIONS ................................................     16,463,747
                                                                            ------------
Net increase/(decrease) in net assets ...................................     11,810,074
NET ASSETS:
Beginning of year .......................................................    129,784,497
                                                                            ------------
End of year .............................................................   $141,594,571
                                                                            ============
Undistributed net investment income/(loss) ..............................   $    582,604
                                                                            ============
TRANSACTIONS IN FUND SHARES:
   Shares sold ..........................................................      2,627,984
   Shares issued as reinvestment of dividends ...........................        248,133
   Shares redeemed ......................................................     (1,929,767)
                                                                            ------------
Net increase ............................................................        946,350
                                                                            ============

                       See Notes to Financial Statements.

                                      34-35

--------------------------------------------------------------------------------
    STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                  THE GCG TRUST

                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                          MANAGED         CAPITAL        MID-CAP           ALL-
                                                        RESEARCH          GLOBAL       APPRECIATION      GROWTH           GROWTH
                                                         SERIES           SERIES          SERIES         SERIES           SERIES#
                                                    ----------------  --------------  -------------- --------------   --------------

OPERATIONS:
   Net investment income/(loss) ..................... $      159,183   $    (259,532)   $   (158,133) $    (820,442)   $   (636,796)
   Net realized gain/(loss) on securities, futures
     contracts, written options, long options, forward
     foreign currency exchange contracts and foreign
     currency transactions                                51,717,425      39,494,207      57,170,588    167,895,022      47,412,670
   Net change in unrealized/depreciation of securities,
     futures contracts,  written options, long options,
     forward foreign currency exchange contracts and
     assets and liabilities denominated in foreign
     other currencies ...............................    135,175,778      35,904,595      17,050,055    133,276,872      38,302,181
                                                      --------------   -------------    ------------  -------------    ------------
   Net increase/(decrease) in net assets resulting
     from operations ................................    187,052,386      75,139,270      74,062,510    300,351,452      85,078,055
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ............................       (159,183)             --        (452,483)       (43,708)             --
   In excess of net investment income ...............       (119,370)             --              --             --              --
   Net realized gains ...............................    (15,913,724)    (25,240,466)    (43,360,371)   (64,374,917)    (28,838,803)
   Return of capital ................................             --              --              --             --              --
CAPITAL SHARE TRANSACTIONS:
   Shares sold ......................................    285,194,254     156,363,096     110,706,964    407,862,991      19,932,720
   Shares issued as reinvestment of dividends .......     16,192,277      25,240,466      43,812,854     64,418,625      28,838,804
   Shares redeemed ..................................    (71,362,426)   (181,094,595)    (36,184,597)  (178,428,762)    (38,242,909)
                                                      --------------   -------------    ------------  -------------    ------------
NET INCREASE/(DECREASE) IN NET ASSETS FROM SHARES
   OF BENEFICIAL INTEREST TRANSACTIONS ..............    230,024,105         508,967     118,335,221    293,852,854      10,528,615
                                                      --------------   -------------    ------------  -------------    ------------
Net increase/(decrease) in net assets ...............    400,884,214      50,407,771     148,584,877    529,785,681      66,767,867
NET ASSETS:
Beginning of year ...................................    613,771,402     134,077,788     263,313,492    252,021,816      83,930,324
                                                      --------------   -------------    ------------  -------------    ------------
End of year ......................................... $1,014,655,616   $ 184,485,559    $411,898,369  $ 781,807,497    $150,698,191
                                                      ==============   =============    ============  =============    ============
Undistributed net investment income/(loss) .......... $     (135,387)  $     119,591              --             --              --
                                                      ==============   =============    ============  =============    ============
TRANSACTIONS IN FUND SHARES:
   Shares sold ......................................     13,371,613       9,585,968       5,632,968     18,422,729       1,347,840
   Shares issued as reinvestment of dividends .......        678,922       1,344,008       2,273,630      2,269,860       1,221,466
   Shares redeemed ..................................     (3,378,129)    (11,139,964)     (1,894,783)    (8,192,969)     (2,180,900)
                                                      ==============   =============    ============  =============    ============
Net increase/(decrease) .............................     10,672,406        (209,988)      6,011,815     12,499,620         388,406
                                                      ==============   =============    ============  =============    ============


                                                           GROWTH         STRATEGIC         SMALL            REAL
                                                        OPPORTUNITIES      EQUITY            CAP            ESTATE
                                                           SERIES#         SERIES          SERIES           SERIES
                                                        -------------   --------------  --------------   ------------

OPERATIONS:
   Net investment income/(loss) .....................    $    43,160     $   (147,054)   $  (1,042,921)   $  3,576,418
   Net realized gain/(loss) on securities, futures
     contracts, written options, long options, forward
     foreign currency exchange contracts and foreign
     currency transactions                                   944,474        1,693,687       43,509,195      (3,272,820)
   Net change in unrealized/depreciation of securities,
     futures contracts,  written options, long options,
     forward foreign currency exchange contracts and
     assets and liabilities denominated in foreign
     other currencies ...............................      1,185,944       61,938,726       65,183,467      (2,992,152)
                                                         -----------     ------------    -------------    ------------
   Net increase/(decrease) in net assets resulting
     from operations ................................      2,173,578       63,485,359      107,649,741      (2,688,554)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ............................        (46,881)        (219,194)              --      (2,303,661)
   In excess of net investment income ...............             --               --               --              --
   Net realized gains ...............................       (505,565)        (570,728)     (10,282,407)     (1,585,840)
   Return of capital ................................             --               --               --              --
CAPITAL SHARE TRANSACTIONS:
   Shares sold ......................................      8,172,429       97,903,351      236,986,292      19,689,115
   Shares issued as reinvestment of dividends .......        552,445          789,922       10,282,406       3,889,500
   Shares redeemed ..................................     (6,655,828)     (28,849,911)    (124,695,886)    (30,005,609)
                                                         -----------     ------------    -------------    ------------
NET INCREASE/(DECREASE) IN NET ASSETS FROM SHARES
   OF BENEFICIAL INTEREST TRANSACTIONS ..............      2,069,046       69,843,362      122,572,812      (6,426,994)
                                                         -----------     ------------    -------------    ------------
Net increase/(decrease) in net assets ...............      3,690,178      132,538,799      219,940,146     (13,005,049)
NET ASSETS:
Beginning of year ...................................      9,090,916       73,260,613      147,696,446      69,911,383
                                                         -----------     ------------    -------------    ------------
End of year .........................................    $12,781,094     $205,799,412    $ 367,636,592    $ 56,906,334
                                                         ===========     ============    =============    ============
Undistributed net investment income/(loss) ..........    $     6,011     $    (59,367)              --    $  2,149,045
                                                         ===========     ============    =============    ============
TRANSACTIONS IN FUND SHARES:
   Shares sold ......................................        778,825        6,581,280       12,804,656       1,434,043
   Shares issued as reinvestment of dividends .......         52,417           41,185          449,406         334,149
   Shares redeemed ..................................       (620,661)      (2,021,650)      (6,787,765)     (2,220,784)
                                                         ===========     ============    =============    ============
Net increase/(decrease) .............................        210,581        4,600,815        6,466,297        (452,592)
                                                         ===========     ============    =============    ============


                                                            HARD         DEVELOPING       EMERGING          MARKET
                                                           ASSETS           WORLD          MARKETS          MANAGER
                                                           SERIES          SERIES          SERIES       SERIES(DAGGER)
                                                        --------------  --------------   -------------    ------------

OPERATIONS:
   Net investment income/(loss) .....................    $    414,891    $    205,216     $    259,189    $   109,969
   Net realized gain/(loss) on securities, futures
     contracts, written options, long options, forward
     foreign currency exchange contracts and foreign
     currency transactions                                  1,232,753       1,871,300        6,199,907        973,438
   Net change in unrealized/depreciation of securities,
     futures contracts,  written options, long options,
     forward foreign currency exchange contracts and
     assets and liabilities denominated in foreign
     other currencies ...............................       4,987,440      12,377,252       14,314,255        (90,764)
                                                         ------------    ------------     ------------    -----------
   Net increase/(decrease) in net assets resulting
     from operations ................................       6,635,084      14,453,768       20,773,351        992,643
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ............................        (263,876)       (491,137)        (259,189)      (109,969)
   In excess of net investment income ...............              --        (182,827)         (46,937)           (47)
   Net realized gains ...............................              --      (1,028,016)              --       (973,438)
   Return of capital ................................              --              --         (112,931)            --
CAPITAL SHARE TRANSACTIONS:
   Shares sold ......................................      51,726,474      64,127,985       22,632,650             --
   Shares issued as reinvestment of dividends .......         263,876       1,701,980          419,057      1,083,454
   Shares redeemed ..................................     (48,600,770)    (24,762,925)     (24,485,024)    (1,813,290)
                                                         ------------    ------------     ------------    -----------
NET INCREASE/(DECREASE) IN NET ASSETS FROM SHARES
   OF BENEFICIAL INTEREST TRANSACTIONS ..............       3,389,580      41,067,040       (1,433,317)      (729,836)
                                                         ------------    ------------     ------------    -----------
Net increase/(decrease) in net assets ...............       9,760,788      53,818,828       18,920,977       (820,647)
NET ASSETS:
Beginning of year ...................................      30,529,953       8,796,968       26,028,231      8,139,433
                                                         ------------    ------------     ------------    -----------
End of year .........................................    $ 40,290,741    $ 62,615,796     $ 44,949,208    $ 7,318,786
                                                         ============    ============     ============    ===========
Undistributed net investment income/(loss) ..........    $     81,386    $   (257,955)    $   (190,848)            --
                                                         ============    ============     ============    ===========
TRANSACTIONS IN FUND SHARES:
   Shares sold ......................................       4,591,577       6,945,690        2,427,484             --
   Shares issued as reinvestment of dividends .......          23,270         155,432           35,980         57,326
   Shares redeemed ..................................      (4,367,369)     (2,878,056)      (2,689,830)       (94,873)
                                                         ============    ============     ============    ===========
Net increase/(decrease) .............................         247,478       4,223,066         (226,366)       (37,547)
                                                         ============    ============     ============    ===========



(DAGGER) As of March 6, 1995, the Trust no longer accepts investments in the Market Manager Series.

# As of May 1, 1999, the Trust no longer accepts investments in the All-Growth Series and the Growth Opportunities Series.


                       See Notes to Financial Statements.

                                      36-37

--------------------------------------------------------------------------------
    STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                  THE GCG TRUST

                     FOR THE PERIOD ENDED DECEMBER 31, 1998

                                                                                      LIMITED          GLOBAL
                                                                     LIQUID          MATURITY           FIXED            TOTAL
                                                                      ASSET            BOND            INCOME           RETURN
                                                                     SERIES           SERIES           SERIES*          SERIES*
                                                                 ---------------  ---------------  ---------------  ---------------


OPERATIONS:
   Net investment income/(loss) ................................  $   6,680,411     $  4,812,514    $     174,306    $   4,279,676
   Net realized gain/(loss) on securities, futures
     contracts, written options, forward foreign
     exchange contracts and foreign currency
     transactions ..............................................         (1,797)         245,793          (93,077)      (1,151,705)

   Net change in unrealized  appreciation/depreciation
     of  securities,  futures  contracts,  written
     options,  investments  sold  short,  forward  foreign
     exchange contracts and other assets and liabilities
     denominated in foreign currencies .........................           (270)         981,576        1,162,504       24,145,379
                                                                  -------------     ------------    -------------    -------------
   Net increase in net assets resulting
     from operations ...........................................      6,678,344        6,039,883        1,243,733       27,273,350

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .......................................     (6,680,411)      (4,592,701)        (174,306)      (3,028,277)

   In excess of net investment income ..........................             --               --          (83,245)              --
   Net realized gains ..........................................             --               --               --               --
CAPITAL SHARE TRANSACTIONS:
   Shares issued upon consolidation ............................     48,475,961       38,957,271       15,564,753      311,044,440
   Shares sold .................................................    626,247,687       92,354,735       17,660,000      119,647,099
   Shares issued as reinvestment of dividends ..................      6,713,421        4,594,890          257,551        3,001,719
   Shares redeemed .............................................   (529,157,998)     (42,767,130)     (12,536,479)      (4,845,467)
                                                                  -------------     ------------    -------------    -------------
NET INCREASE IN NET ASSETS FROM SHARES
   OF BENEFICIAL INTEREST TRANSACTIONS .........................    152,279,071       93,139,766       20,945,825      428,847,791
                                                                  -------------     ------------    -------------    -------------
Net increase in net assets .....................................    152,277,004       94,586,948       21,932,007      453,092,864

NET ASSETS:
Beginning of period ............................................     59,452,816       53,839,219               --               --
                                                                  -------------     ------------    -------------    -------------
End of period ..................................................   $211,729,820     $148,426,167      $21,932,007     $453,092,864
                                                                  =============     ============    =============    =============
Undistributed net investment income/(loss) .....................  $          --     $  1,161,736    $    (155,040)   $   1,240,197
                                                                  =============     ============    =============    =============
TRANSACTIONS IN FUND SHARES:
   Shares issued upon consolidation ............................     48,481,812        3,694,955        1,485,968       20,909,077
   Shares sold .................................................    626,247,687        7,380,066        1,573,242        7,912,653
   Shares issued as reinvestment of dividends ..................      6,713,421          432,257           23,224          191,436
   Shares redeemed .............................................   (529,157,998)      (2,830,765)      (1,119,052)        (334,518)
                                                                  -------------     ------------    -------------    -------------
Net increase ...................................................    152,284,922        8,676,513        1,963,382       28,678,648
                                                                  =============     ============    =============    =============



                                                                      FULLY         MULTIPLE          RISING          GROWTH &
                                                                     MANAGED       ALLOCATION        DIVIDENDS         INCOME
                                                                     SERIES          SERIES           SERIES           SERIES*
                                                                   ------------  --------------  ----------------  ----------------


OPERATIONS:
   Net investment income/(loss) .................................. $  5,911,618    $  9,775,332     $  2,905,740    $  1,697,079
   Net realized gain/(loss) on securities, futures
     contracts, written options, forward foreign
     exchange contracts and foreign currency
     transactions ................................................   17,323,306      21,152,198       19,244,423     (12,238,230)

   Net change in unrealized  appreciation/depreciation
     of  securities,  futures  contracts,  written
     options,  investments  sold  short,  forward  foreign
     exchange contracts and other assets and liabilities
     denominated in foreign currencies ...........................  (12,166,269)     (9,697,386)      24,693,039      38,911,569
                                                                   ------------    ------------     ------------    ------------
   Net increase in net assets resulting
     from operations .............................................   11,068,655      21,230,144       46,843,202      28,370,418

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .........................................   (5,333,418)     (9,833,207)      (2,574,608)     (1,317,200)

   In excess of net investment income ............................           --              --               --              --
   Net realized gains ............................................  (15,405,399)    (19,438,596)     (19,104,120)             --
CAPITAL SHARE TRANSACTIONS:
   Shares issued upon consolidation ..............................           --              --               --     225,438,123
   Shares sold ...................................................   73,935,108      24,873,960      304,438,120      56,079,686
   Shares issued as reinvestment of dividends ....................   20,738,817      29,271,803       21,678,728       1,314,569
   Shares redeemed ...............................................   (8,794,799)    (32,628,367)     (28,628,951)    (11,046,896)
                                                                   ------------    ------------     ------------    ------------
NET INCREASE IN NET ASSETS FROM SHARES
   OF BENEFICIAL INTEREST TRANSACTIONS ...........................   85,879,126      21,517,396      297,487,897     271,785,482
                                                                   ------------    ------------     ------------    ------------
Net increase in net assets .......................................   76,208,964      13,475,737      322,652,371     298,838,700

NET ASSETS:
Beginning of period ..............................................  169,986,686     264,598,753      252,190,794              --
                                                                   ------------    ------------     ------------    ------------
End of period .................................................... $246,195,650    $278,074,490     $574,843,165    $298,838,700
                                                                   ============    ============     ============    ============
Undistributed net investment income/(loss) ....................... $  1,239,785    $  2,473,654     $    694,837    $    406,306
                                                                   ============    ============     ============    ============
TRANSACTIONS IN FUND SHARES:
   Shares issued upon consolidation ..............................           --              --               --      15,829,527
   Shares sold ...................................................    4,521,295       1,826,179       13,882,960       4,028,631
   Shares issued as reinvestment of dividends ....................    1,377,079       2,334,275          974,325          85,696
   Shares redeemed ...............................................     (537,671)     (2,422,779)      (1,327,846)       (815,498)
                                                                   ------------    ------------     ------------    ------------
Net increase .....................................................    5,360,703       1,737,675       13,529,439      19,128,356
                                                                   ============    ============     ============    ============




                                                                      VALUE +          VALUE                           MANAGED
                                                                      GROWTH          EQUITY          RESEARCH         GLOBAL
                                                                      SERIES*         SERIES           SERIES*         SERIES
                                                                   --------------  --------------   -------------  ---------------


OPERATIONS:
   Net investment income/(loss) ..................................  $   (397,445)   $  1,581,831     $    424,921   $   (200,950)
   Net realized gain/(loss) on securities, futures
     contracts, written options, forward foreign
     exchange contracts and foreign currency
     transactions ................................................   (14,577,553)      2,204,365       (7,265,864)    11,285,119

   Net change in unrealized  appreciation/depreciation
     of  securities,  futures  contracts,  written
     options,  investments  sold  short,  forward  foreign
     exchange contracts and other assets and liabilities
     denominated in foreign currencies ...........................    44,783,262      (2,973,867)      82,966,272     19,156,582
                                                                    ------------    ------------     ------------   ------------
   Net increase in net assets resulting
     from operations .............................................    29,808,264         812,329       76,125,329     30,240,751

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .........................................            --      (1,388,071)        (424,921)      (436,006)

   In excess of net investment income ............................            --              --         (189,329)          (391)
   Net realized gains ............................................            --      (2,501,369)              --     (5,137,434)
CAPITAL SHARE TRANSACTIONS:
   Shares issued upon consolidation ..............................   149,396,501              --      391,978,647             --
   Shares sold ...................................................    65,942,401      56,607,571      162,449,837     49,773,384
   Shares issued as reinvestment of dividends ....................            --       3,889,440          595,142      5,573,832
   Shares redeemed ...............................................   (13,930,785)     (7,683,469)     (16,763,303)   (51,238,921)
                                                                    ------------    ------------     ------------   ------------
NET INCREASE IN NET ASSETS FROM SHARES
   OF BENEFICIAL INTEREST TRANSACTIONS ...........................   201,408,117      52,813,542      538,260,323      4,108,295
                                                                    ------------    ------------     ------------   ------------
Net increase in net assets .......................................   231,216,381      49,736,431      613,771,402     28,775,215

NET ASSETS:
Beginning of period ..............................................            --      80,048,066               --    105,302,573
                                                                    ------------    ------------     ------------   ------------
End of period ....................................................  $231,216,381    $129,784,497     $613,771,402   $134,077,788
                                                                    ============    ============     ============   ============
Undistributed net investment income/(loss) .......................  $         --    $    358,723     $         --   $    (94,561)
                                                                    ============    ============     ============   ============
TRANSACTIONS IN FUND SHARES:
   Shares issued upon consolidation ..............................    10,963,565              --       22,082,990             --
   Shares sold ...................................................     4,889,604       3,450,964        9,097,545      3,771,249
   Shares issued as reinvestment of dividends ....................            --         247,893           29,772        399,558
   Shares redeemed ...............................................    (1,053,015)       (487,517)        (989,817)    (3,908,600)
                                                                    ------------    ------------     ------------   ------------
Net increase .....................................................    14,800,154       3,211,340       30,220,490        262,207
                                                                    ============    ============     ============   ============


------------------
* The Global Fixed Income Series, Total Return Series, Growth & Income Series, Value
+ Growth  Series and Research  Series  commenced  operations on August 14, 1998.

                                            See Notes to Financial Statements.

                                                           38-39

--------------------------------------------------------------------------------
    STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                  THE GCG TRUST

                     FOR THE PERIOD ENDED DECEMBER 31, 1998

                                                                     CAPITAL           MID-CAP            ALL-            GROWTH
                                                                   APPRECIATION        GROWTH            GROWTH        OPPORTUNITIES
                                                                      SERIES           SERIES*           SERIES           SERIES*
                                                                  ---------------  ---------------   --------------    -------------


OPERATIONS:
   Net investment income/(loss) ..................................  $  2,119,090     $    114,842     $   (380,854)     $    71,145
   Net realized gain/(loss) on securities, futures contracts, written options, forward foreign exchange contracts
     and foreign currency transactions ...........................    13,189,628        7,139,551        6,801,674         (619,950)
   Net change in unrealized appreciation/depreciation
     of securities,  futures contracts, written options,
     investments sold short, forward  foreign  exchange
     contracts  and  other  assets  and  liabilities
     denominated in foreign currencies ...........................    10,657,145       26,339,672          732,283          454,855
                                                                    ------------     ------------     ------------      -----------
   Net increase/(decrease) in net assets resulting
     from operations .............................................    25,965,863       33,594,065        7,153,103          (93,950)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .........................................    (1,985,719)         (71,134)              --          (55,236)
   In excess of net investment income. ...........................            --               --               --               --
   Net realized gains ............................................   (21,481,203)      (1,362,260)        (482,429)              --
   In excess of capital gains ....................................            --               --               --               --
CAPITAL SHARE TRANSACTIONS:
   Shares issued upon consolidation ..............................            --      169,854,219               --               --
   Shares sold ...................................................    63,842,885       68,050,467       17,212,183       14,853,619
   Shares issued as reinvestment of dividends ....................    23,466,922        1,429,200          482,429           55,236
   Shares redeemed ...............................................   (20,480,864)     (19,472,741)     (14,291,443)      (5,668,753)
                                                                    ------------     ------------     ------------      -----------
NET INCREASE/(DECREASE) IN NET ASSETS FROM SHARES
   OF BENEFICIAL INTEREST TRANSACTIONS ...........................    66,828,943      219,861,145        3,403,169        9,240,102
                                                                    ------------     ------------     ------------      -----------
Net increase/(decrease) in net assets ............................    69,327,884      252,021,816       10,073,843        9,090,916
NET ASSETS:
Beginning of period ..............................................   193,985,608               --       73,856,481               --
                                                                    ------------     ------------     ------------      -----------
End of period ....................................................  $263,313,492     $252,021,816     $ 83,930,324      $ 9,090,916
                                                                    ============     ============     ============      ===========
Undistributed net investment income/(loss). ......................  $    459,203     $     43,708     $         --      $    15,917
                                                                    ============     ============     ============      ===========
TRANSACTIONS IN FUND SHARES:
   Shares issued upon consolidation. .............................            --       10,833,373               --               --
   Shares sold ...................................................     3,374,720        4,348,959        1,274,223        1,527,372
   Shares issued as reinvestment of dividends ....................     1,308,808           81,762           33,807            5,845
   Shares redeemed ...............................................    (1,113,005)      (1,338,682)      (1,069,193)        (596,918)
                                                                    ------------     ------------     ------------      -----------
Net increase/(decrease) ..........................................     3,570,523       13,925,412          238,837          936,299
                                                                    ============     ============     ============      ===========


                                                                    STRATEGIC             SMALL              REAL
                                                                     EQUITY                CAP              ESTATE
                                                                     SERIES              SERIES             SERIES
                                                                  -------------     ----------------    --------------


OPERATIONS:
   Net investment income/(loss) .................................. $   920,850         $   (299,861)      $  3,976,536
   Net realized gain/(loss) on securities, futures contracts, written options, forward foreign exchange contracts
     and foreign currency transactions ...........................   1,514,102            1,277,047          3,671,935
   Net change in unrealized appreciation/depreciation
     of securities,  futures contracts, written options,
     investments sold short, forward  foreign  exchange
     contracts  and  other  assets  and  liabilities
     denominated in foreign currencies ...........................  (2,467,677)          20,807,299        (19,233,132)
                                                                   -----------         ------------       ------------
   Net increase/(decrease) in net assets resulting
     from operations .............................................     (32,725)          21,784,485        (11,584,661)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .........................................    (857,830)                  --         (2,940,340)
   In excess of net investment income. ...........................          --                   --                 --
   Net realized gains ............................................  (3,147,571)                  --         (6,743,350)
   In excess of capital gains ....................................    (768,811)                  --                 --
CAPITAL SHARE TRANSACTIONS:
   Shares issued upon consolidation ..............................          --                   --                 --
   Shares sold ...................................................  27,135,472           72,810,460         22,838,788
   Shares issued as reinvestment of dividends ....................   4,774,212                   --          9,683,690
   Shares redeemed ...............................................  (5,630,659)         (13,294,050)       (16,872,712)
                                                                   -----------         ------------       ------------
NET INCREASE/(DECREASE) IN NET ASSETS FROM SHARES
   OF BENEFICIAL INTEREST TRANSACTIONS ...........................  26,279,025           59,516,410         15,649,766
                                                                   -----------         ------------       ------------
Net increase/(decrease) in net assets ............................  21,472,088           81,300,895         (5,618,585)
NET ASSETS:
Beginning of period ..............................................  51,788,525           66,395,551         75,529,968
                                                                   -----------         ------------       ------------
End of period .................................................... $73,260,613         $147,696,446       $ 69,911,383
                                                                   ===========         ============       ============
Undistributed net investment income/(loss). ...................... $   223,959         $         --       $  1,374,315
                                                                   ===========         ============       ============
TRANSACTIONS IN FUND SHARES:
   Shares issued upon consolidation. .............................          --                   --                 --
   Shares sold ...................................................   1,951,428            5,146,630          1,326,791
   Shares issued as reinvestment of dividends ....................     383,471                   --            728,645
   Shares redeemed ...............................................    (420,675)            (944,398)        (1,042,917)
                                                                   -----------         ------------       ------------
Net increase/(decrease) ..........................................   1,914,224            4,202,232          1,012,519
                                                                   ===========         ============       ============


                                                                   HARD            DEVELOPING        EMERGING            MARKET
                                                                  ASSETS              WORLD           MARKETS            MANAGER
                                                                  SERIES             SERIES*          SERIES         SERIES(DAGGER)
                                                              ---------------     -------------   --------------     ---------------


OPERATIONS:
   Net investment income/(loss) .............................. $     753,907      $    37,668       $    264,799       $  127,813
   Net realized gain/(loss) on securities, futures contracts, written options, forward foreign exchange contracts
     and foreign currency transactions .......................    (6,237,915)        (965,087)       (10,235,843)         208,771
   Net change in unrealized appreciation/depreciation
     of securities,  futures contracts, written options,
     investments sold short, forward  foreign  exchange
     contracts  and  other  assets  and  liabilities
     denominated in foreign currencies .......................    (7,457,697)        (634,752)         1,111,863        1,304,268
                                                               -------------      -----------       ------------       ----------
   Net increase/(decrease) in net assets resulting
     from operations .........................................   (12,941,705)      (1,562,171)        (8,859,181)       1,640,852
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .....................................      (738,546)            (817)                --         (128,425)
   In excess of net investment income. .......................            --           (2,733)                --               --
   Net realized gains ........................................    (2,062,110)              --                 --         (213,782)
   In excess of capital gains ................................            --               --                 --             (282)
CAPITAL SHARE TRANSACTIONS:
   Shares issued upon consolidation ..........................            --               --                 --               --
   Shares sold ...............................................    22,317,164       13,236,980          4,829,405               --
   Shares issued as reinvestment of dividends ................     2,800,656            3,550                 --          342,488
   Shares redeemed ...........................................   (25,074,108)      (2,877,841)        (9,378,128)        (292,468)
                                                               -------------      -----------       ------------       ----------
NET INCREASE/(DECREASE) IN NET ASSETS FROM SHARES
   OF BENEFICIAL INTEREST TRANSACTIONS .......................        43,712       10,362,689         (4,548,723)          50,020
                                                               -------------      -----------       ------------       ----------
Net increase/(decrease) in net assets ........................   (15,698,649)       8,796,968        (13,407,904)       1,348,383
NET ASSETS:
Beginning of period ..........................................    46,228,602               --         39,436,135        6,791,050
                                                               -------------      -----------       ------------       ----------
End of period ................................................ $  30,529,953      $ 8,796,968       $ 26,028,231       $8,139,433
                                                               =============      ===========       ============       ==========
Undistributed net investment income/(loss). .................. $     190,936      $   285,858       $    (32,732)      $       --
                                                               =============      ===========       ============       ==========
TRANSACTIONS IN FUND SHARES:
   Shares issued upon consolidation. .........................            --               --                 --               --
   Shares sold ...............................................     1,843,131        1,565,640            598,485               --
   Shares issued as reinvestment of dividends ................       298,259              484                 --           18,054
   Shares redeemed ...........................................    (2,033,543)        (372,589)        (1,183,502)         (15,632)
                                                               -------------      -----------       ------------       ----------
Net increase/(decrease) ......................................       107,847        1,193,535           (585,017)           2,422
                                                               =============      ===========       ============       ==========

------------------
(DAGGER) As of March 6, 1995, the Trust no longer accepts investments in the
         Market Manager Series.
* The Growth Opportunities Series and Developing World Series commenced operations on February 18, 1998. The Mid-Cap Growth Series commenced operations on August 14, 1998.

                       See Notes to Financial Statements.

                                      40-41

--------------------------------------------------------------------------------
    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                              LIQUID ASSET SERIES*

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                    YEAR        YEAR         YEAR        YEAR          YEAR
                                                                    ENDED       ENDED        ENDED       ENDED        ENDED
                                                                  12/31/99    12/31/98     12/31/97     12/31/96     12/31/95
                                                                 ----------  ----------   ----------   ----------   ----------

Net asset value, beginning of year ............................  $   1.00   $   1.00     $   1.00    $  1.00     $   1.00
                                                                 --------   --------     --------    -------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .........................................     0.046      0.050        0.050      0.049        0.054
                                                                 --------   --------     --------    -------     --------
LESS DISTRIBUTIONS:
Dividends from net investment income ..........................    (0.046)    (0.050)     (0.050)     (0.049)      (0.054)
                                                                 --------   --------     --------    -------     --------
Net asset value, end of year ..................................  $   1.00   $   1.00     $   1.00    $  1.00     $   1.00
                                                                 ========   ========     ========    =======     ========
Total return. .................................................      4.74%      5.13%        5.07%      5.01%        5.51%
                                                                 ========   ========     ========    =======     ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ............................  $579,848   $211,730       59,453    $39,096     $ 38,589
Ratio of operating expenses to average net assets .............      0.56%      0.59%        0.61%      0.61%        0.61%
Ratio of net investment income to average net assets. .........      4.71%      4.92%        4.99%      4.89%        5.39%

------------------
* On January 2, 1998, ING Investment Management, LLC ("IIM") became the Portfolio Manager of the Series. From August 13, 1996 to January 1, 1998, Equitable Investment Services, Inc., an affiliate of IIM, was the Portfolio Manager of the Series. Prior to August 13, 1996, the Series had been advised by other Portfolio Managers.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                          LIMITED MATURITY BOND SERIES*

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                              YEAR         YEAR          YEAR          YEAR          YEAR
                                                              ENDED        ENDED         ENDED         ENDED         ENDED
                                                            12/31/99     12/31/98      12/31/97#     12/31/96#     12/31/95
                                                            ---------   ----------    -----------   -----------   ----------
Net asset value, beginning of year ......................   $  10.68      $  10.31       $ 10.43      $ 11.15       $  9.98
                                                            --------      --------       -------      -------       -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ...................................       0.48          0.24          0.60         0.59          0.60
Net realized and unrealized gain/(loss) on investments
   and foreign currencies ...............................      (0.36)         0.47          0.09        (0.13)         0.57
                                                            --------      --------       -------      -------       -------
Total from investment operations ........................       0.12          0.71          0.69         0.46          1.17
                                                            --------      --------       -------      -------       -------
LESS DISTRIBUTIONS:
Dividends from net investment income ....................      (0.38)        (0.34)        (0.81)       (1.15)           --
Distributions from capital gains ........................         --            --            --        (0.03)           --
                                                            --------      --------       -------      -------       -------
Total distributions .....................................      (0.38)        (0.34)        (0.81)       (1.18)           --
                                                            --------      --------       -------      -------       -------
Net asset value, end of year ............................   $  10.42      $  10.68       $ 10.31      $ 10.43       $ 11.15
                                                            ========      ========       =======      =======       =======
Total return ............................................       1.13%         6.86%         6.67%        4.32%        11.72%
                                                            ========      ========       =======      =======       =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ......................   $207,109      $148,426       $53,839      $81,317       $90,081
Ratio of operating expenses to average net assets .......       0.57%         0.60%         0.61%        0.61%         0.61%
Ratio of net investment income to average net assets ....       5.29%         5.15%         5.71%        5.33%         5.58%
Portfolio turnover rate .................................        128%           52%           81%         250%          302%

- ------------------
* On January 2, 1998, ING Investment Management, LLC ("IIM") became the Portfolio Manager of the Series. From August 13, 1996 to January 1, 1998, Equitable Investment Services Inc., an affiliate of IIM, was the Portfolio Manager of the Series. Prior to August 13, 1996, the Series had been advised by other Portfolio Managers.
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                           GLOBAL FIXED INCOME SERIES

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                       YEAR          PERIOD
                                                                                       ENDED          ENDED
                                                                                      12/31/99      12/31/98*#
                                                                                     ----------    -------------

Net asset value, beginning of period ........................................         $ 11.17        $ 10.47
                                                                                      -------        -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income .......................................................            0.34           0.09
Net realized and unrealized gain/(loss) on investments and foreign currencies           (1.30)          0.74
                                                                                      -------        -------
Total from investment operations ............................................           (0.96)          0.83
                                                                                      -------        -------
LESS DISTRIBUTIONS:
Dividends from net investment income ........................................           (0.14)         (0.09)
Dividends in excess of net investment income ................................              --          (0.04)
Distributions from capital gains ............................................              --             --
Distributions in excess of capital gains ....................................           (0.01)            --
                                                                                      -------        -------
Total distributions .........................................................           (0.15)         (0.13)
                                                                                      -------        -------
Net asset value, end of period ..............................................         $ 10.06        $ 11.17
                                                                                      =======        =======
Total return ................................................................           (8.62)%         7.99%(DOUBLE DAGGER)
                                                                                      =======        =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ........................................         $30,371        $21,932
Ratio of operating expenses to average net assets ...........................            1.60%          1.74%(DAGGER)
Ratio of net investment income to average net assets ........................            3.17%          2.37%(DAGGER)
Portfolio turnover rate .....................................................              87%            25%

-------------------
*               The Global Fixed Income  Series  commenced  operations on August
                14, 1998.
(DAGGER)        Annualized
(DOUBLE DAGGER) Non-annualized
#               Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                               TOTAL RETURN SERIES

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                          YEAR          PERIOD
                                                                                          ENDED          ENDED
                                                                                        12/31/99      12/31/98*#
                                                                                       -----------   -------------

Net asset value, beginning of period ................................................   $  15.80       $  14.88
                                                                                        --------       --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...............................................................       0.42           0.17
Net realized and unrealized gain on investments and foreign currencies ..............       0.11           0.86
                                                                                        --------       --------
Total from investment operations ....................................................       0.53           1.03
                                                                                        --------       --------
LESS DISTRIBUTIONS:
Dividends from net investment income ................................................      (0.31)         (0.11)
Distributions from capital gains ....................................................      (0.22)            --
                                                                                        --------       --------
Total distributions .................................................................      (0.53)         (0.11)
                                                                                        --------       --------
Net asset value, end of period ......................................................   $  15.80       $  15.80
                                                                                        ========       ========
Total return ........................................................................       3.38%          6.90%(DOUBLE DAGGER)
                                                                                        ========       ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ................................................   $675,754       $453,093
Ratio of operating expenses to average net assets ...................................       0.91%          0.98%(DAGGER)
Ratio of net investment income to average net assets ................................       3.04%          2.95%(DAGGER)
Portfolio turnover rate .............................................................         81%            37%

------------------
*               The Total Return Series commenced operations on August 14, 1998.
(DAGGER)        Annualized
(DOUBLE DAGGER) Non-annualized
#               Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                              FULLY MANAGED SERIES*

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                               YEAR         YEAR          YEAR          YEAR         YEAR
                                                               ENDED        ENDED         ENDED         ENDED        ENDED
                                                             12/31/99     12/31/98      12/31/97      12/31/96     12/31/95
                                                             ---------   ----------    ----------    ----------   ----------

Net asset value, beginning of year .......................   $  15.23      $  15.73      $  14.82     $  13.79      $  11.70
                                                             --------      --------      --------     --------      --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ....................................       0.50          0.36          0.39         0.56          0.45
Net realized and unrealized gain on investments
   and foreign currencies ................................       0.53          0.55          1.86         1.69          1.98
                                                             --------      --------      --------     --------      --------
Total from investment operations .........................       1.03          0.91          2.25         2.25          2.43
                                                             --------      --------      --------     --------      --------
LESS DISTRIBUTIONS:
Dividends from net investment income .....................      (0.40)        (0.36)        (0.41)       (0.56)        (0.34)
Distributions from capital gains .........................      (0.81)        (1.05)        (0.93)       (0.66)           --
                                                             --------      --------      --------     --------      --------
Total distributions ......................................      (1.21)        (1.41)        (1.34)       (1.22)        (0.34)
                                                             --------      --------      --------     --------      --------
Net asset value, end of year .............................   $  15.05      $  15.23      $  15.73     $  14.82      $  13.79
                                                             ========      ========      ========     ========      ========
Total return .............................................       6.92%         5.89%        15.27%       16.36%        20.80%
                                                             ========      ========      ========     ========      ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) .......................   $287,909      $246,196      $169,987     $136,660      $118,589
Ratio of operating expenses to average net assets ........       0.97%         0.98%         0.99%        1.00%         1.01%
Ratio of net investment income to average net assets. ....       3.45%         2.83%         2.67%        3.83%         3.41%
Portfolio turnover rate ..................................         36%           44%           48%          45%          113%

------------------
* Since January 1, 1995, T. Rowe Price Associates, Inc. has served as Portfolio Manager for the Fully Managed Series. Prior to that date, a different firm served as Portfolio Manager.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                              EQUITY INCOME SERIES*

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                               YEAR         YEAR          YEAR          YEAR         YEAR
                                                               ENDED        ENDED         ENDED         ENDED        ENDED
                                                             12/31/99     12/31/98      12/31/97      12/31/96     12/31/95
                                                             ---------   ----------    ----------    ----------   ----------

Net asset value, beginning of year ........................  $  12.67      $  13.09     $   12.41     $  12.52      $  11.33
                                                             --------      --------     ---------     --------      --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income .....................................      0.27          0.49          0.57         0.56          0.58
Net realized and unrealized gain/(loss) on investments
   and foreign currencies .................................     (0.39)         0.58          1.58         0.52          1.56
                                                             --------      --------     ---------     --------      --------
Total from investment operations ..........................     (0.12)         1.07          2.15         1.08          2.14
                                                             --------      --------     ---------     --------      --------
LESS DISTRIBUTIONS:
Dividends from net investment income ......................     (0.29)        (0.50)        (0.55)       (0.58)        (0.45)
Distributions from capital gains ..........................     (1.02)        (0.99)        (0.92)       (0.61)        (0.50)
                                                             --------      --------     ---------     --------      --------
Total distributions .......................................     (1.31)        (1.49)        (1.47)       (1.19)        (0.95)
                                                             --------      --------     ---------     --------      --------
Net asset value, end of year ..............................  $  11.24      $  12.67     $   13.09     $  12.41      $  12.52
                                                             ========      ========     =========     ========      ========
Total return ..............................................     (0.72)%        8.26%        17.44%        8.77%        18.93%
                                                             ========      ========     =========     ========      ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ........................  $277,354      $278,074      $264,599     $272,791      $307,691
Ratio of operating expenses to average net assets. ........      0.96%         0.98%         0.99%        1.00%         1.01%
Ratio of net investment income to average net assets ......      2.19%         3.63%         3.88%        3.86%         4.42%
Portfolio turnover rate ...................................       122%           61%          79%          158%          187%

------------------
* Since March 1, 1999, T. Rowe Price Associates, Inc. has served as the Portfolio Manager of the Series. Prior to that date a different firm served as Portfolio Manager. Along with this change was a name change from the Multiple Allocation Series to the Equity Income Series.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                             RISING DIVIDENDS SERIES

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                 YEAR         YEAR          YEAR          YEAR          YEAR
                                                                 ENDED        ENDED         ENDED         ENDED         ENDED
                                                               12/31/99      12/31/98      12/31/97     12/31/96#     12/31/95
                                                              ----------    ---------     ---------    -----------   ----------
Net asset value, beginning of year .........................   $  22.01      $  20.04      $  15.81     $  13.30       $ 10.22
                                                               --------      --------      --------     --------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ......................................       0.08          0.10          0.14         0.14          0.13
Net realized and unrealized gain on investments and
   foreign currencies ......................................       3.41          2.74          4.57         2.61          3.04
                                                               --------      --------      --------     --------       -------
Total from investment operations ...........................       3.49          2.84          4.71         2.75          3.17
                                                               --------      --------      --------     --------       -------
LESS DISTRIBUTIONS:
Dividends from net investment income .......................      (0.07)        (0.10)        (0.13)       (0.13)        (0.09)
Distributions from capital gains. ..........................      (0.59)        (0.77)        (0.35)       (0.11)           --
                                                               --------      --------      --------     --------       -------
Total distributions ........................................      (0.66)        (0.87)        (0.48)       (0.24)        (0.09)
                                                               --------      --------      --------     --------       -------
Net asset value, end of year ...............................   $  24.84      $  22.01      $  20.04     $  15.81       $ 13.30
                                                               ========      ========      ========     ========       =======
Total return ...............................................      15.88%        14.13%        29.82%       20.65%        31.06%
                                                               ========      ========      ========     ========       =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) .........................   $899,753      $574,843      $252,191     $126,239       $81,210
Ratio of operating expenses to average net assets ..........       0.96%         0.98%         0.99%        1.00%         1.01%
Ratio of net investment income to average net assets .......       0.40%         0.72%         0.96%        0.99%         1.24%
Portfolio turnover rate ....................................         27%           34%          26%           15%           43%

----------------
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
    FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

                                  THE GCG TRUST
                             CAPITAL GROWTH SERIES**

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                   YEAR          PERIOD
                                                                   ENDED          ENDED
                                                                 12/31/99      12/31/98*#
                                                                 ---------    ------------

Net asset value, beginning of period ..........................   $  15.62       $  14.24
                                                                  --------       --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .........................................         --           0.09
Net realized and unrealized gain on investments
  and foreign currencies ......................................       3.96           1.36
                                                                  --------       --------
Total from investment operations ..............................       3.96           1.45
                                                                  --------       --------
LESS DISTRIBUTIONS:
Dividends from net investment income ..........................      (0.02)         (0.07)
Distributions in excess of net investment income ..............      (0.01)            --
Distributions from capital gains ..............................      (1.03)            --
                                                                  --------       --------
Total distributions ...........................................      (1.06)         (0.07)
                                                                  --------       --------
Net asset value, end of period ................................   $  18.52       $  15.62
                                                                  ========       ========
Total return ..................................................      25.56%         10.19%(DOUBLE DAGGER)
                                                                  ========       ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ..........................   $567,628       $298,839
Ratio of operating expenses to average net assets .............       1.05%          1.08%(DAGGER)
Ratio of net investment income to average net assets ..........       0.00%          1.86%(DAGGER)
Portfolio turnover rate .......................................        185%            92%

-------------------
*               The Capital  Growth  Series  commenced  operations on August 14,
                1998.
**              Since  March 1, 1999,  Alliance  Capital  Management,  L.P.  has
                served as Portfolio Manager for the Capital Growth Series. Prior
                to that date,  a  different  firm served as  Portfolio  Manager.
                Prior to July 1, 1999,  the Capital  Growth Series was named the
                Growth & Income Series.
(DAGGER)        Annualized
(DOUBLE DAGGER) Non-annualized
#               Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                                 GROWTH SERIES**

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                   YEAR          PERIOD
                                                                   ENDED          ENDED
                                                                 12/31/99      12/31/98*#
                                                                 ---------   -------------

Net asset value, beginning of period ........................   $    15.62       $  13.63
                                                                ----------       --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss .........................................        (0.03)         (0.03)
Net realized and unrealized gain on investments
   and foreign currencies. ..................................        12.23           2.02
                                                                ----------       --------
Total from investment operations ............................        12.20           1.99
                                                                ----------       --------
LESS DISTRIBUTIONS:
Distributions from capital gains ............................        (0.33)            --
                                                                ----------       --------
Net asset value, end of period ..............................   $    27.49       $  15.62
                                                                ==========       ========
Total return ................................................        78.13%         14.60%(DOUBLE DAGGER)
                                                                ==========       ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ........................   $1,416,872       $231,216
Ratio of operating expenses to average net assets ...........         1.04%          1.09%(DAGGER)
Ratio of net investment loss to average net assets ..........        (0.40)%        (0.58)%(DAGGER)
Portfolio turnover rate .....................................          116%            88%

-------------------
*               The Growth Series commenced operations on August 14, 1998.
**              Since March 1, 1999,  Janus  Capital  Corporation  has served as
                Portfolio  Manager for the Growth Series.  Prior to that date, a different  firm  served as  Portfolio  Manager.  Along with this change was a name change  from the Value + Growth  Series to the
                Growth Series.
(DAGGER)        Annualized
(DOUBLE DAGGER) Non-annualized
#               Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                               VALUE EQUITY SERIES

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                             YEAR         YEAR           YEAR         YEAR         PERIOD
                                                             ENDED        ENDED          ENDED        ENDED         ENDED
                                                           12/31/99     12/31/98       12/31/97     12/31/96      12/31/95*
                                                          ----------    ---------     ----------   ----------   -----------
Net asset value, beginning of period ...................   $  15.88      $  16.13       $ 13.92      $ 13.18       $ 10.00
                                                           --------      --------       -------      -------       -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ..................................       0.17          0.19          0.16         0.22          0.08
Net realized and unrealized gain/(loss) on investments
   and foreign currencies ..............................      (0.09)         0.06          3.63         1.18          3.44
                                                           --------      --------       -------      -------       -------
Total from investment operations .......................       0.08          0.25          3.79         1.40          3.52
                                                           --------      --------       -------      -------       -------
LESS DISTRIBUTIONS:
Dividends from net investment income ...................      (0.15)        (0.18)        (0.18)       (0.19)        (0.06)
Distributions from capital gains .......................      (0.29)        (0.32)        (1.40)       (0.47)        (0.28)
                                                           --------      --------       -------      -------       -------
Total distributions ....................................      (0.44)        (0.50)        (1.58)       (0.66)        (0.34)
                                                           --------      --------       -------      -------       -------
Net asset value, end of period .........................   $  15.52      $  15.88       $ 16.13      $ 13.92       $ 13.18
                                                           ========      ========       =======      =======       =======
Total return ...........................................       0.51%         1.55%        27.28%       10.62%        35.21%(DOUBLE
                                                           ========      ========       =======      =======       =======  DAGGER)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...................   $141,595      $129,784       $80,048      $44,620       $28,830
Ratio of operating expenses to average net assets ......       0.96%         0.98%         0.99%        1.00%         1.01%(DAGGER)
Ratio of net investment income to average net assets ...       1.11%         1.49%         1.31%        1.80%         1.53%(DAGGER)
Portfolio turnover rate ................................         62%          124%          128%         131%           86%

-------------------
*               The Value Equity Series commenced operations on January 3, 1995.
(DAGGER)        Annualized
(DOUBLE DAGGER) Non-annualized

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                                 RESEARCH SERIES

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                  YEAR           PERIOD
                                                                                  ENDED           ENDED
                                                                                12/31/99       12/31/98*#
                                                                                ---------     ------------

Net asset value, beginning of period ........................................   $    20.31       $  17.75
                                                                                ----------       --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .......................................................         0.01           0.02
Net realized and unrealized gain on investments and foreign currencies ......         4.90           2.56
                                                                                ----------       --------
Total from investment operations ............................................         4.91           2.58
                                                                                ----------       --------
LESS DISTRIBUTIONS:
Dividends from net investment income ........................................        (0.01)         (0.01)
Distributions in excess of net investment income ............................           --          (0.01)
Distributions from capital gains ............................................        (0.40)            --
                                                                                ----------       --------
Total distributions .........................................................        (0.41)         (0.02)
                                                                                ----------       --------
Net asset value, end of period ..............................................   $    24.81          20.31
                                                                                ==========       ========
Total return ................................................................        24.23%         14.54%(DOUBLE DAGGER)
                                                                                ==========       ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ........................................   $1,014,656       $613,771
Ratio of operating expenses to average net assets ...........................         0.91%          0.94%(DAGGER)
Ratio of net investment income to average net assets ........................         0.02%          0.23%(DAGGER)
Portfolio turnover rate .....................................................           89%            35%

------------------
*               The Research Series commenced operations on August 14, 1998.
(DAGGER)        Annualized
(DOUBLE DAGGER) Non-annualized
#               Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                             MANAGED GLOBAL SERIES*

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                YEAR          YEAR          YEAR          YEAR          YEAR
                                                                ENDED         ENDED         ENDED         ENDED         ENDED
                                                              12/31/99      12/31/98      12/31/97     12/31/96**#    12/31/95#
                                                              ---------     ---------     ---------   ------------- -----------

Net asset value, beginning of year .........................   $  14.19      $  11.46      $  11.13      $  9.96       $  9.26
                                                               --------      --------      --------      -------       -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ...............................      (0.03)        (0.02)         0.02         0.04          0.05
Net realized and unrealized gain on investments
   and foreign currencies ..................................       8.82          3.37          1.33         1.18          0.65
                                                               --------      --------      --------      -------       -------
Total from investment operations ...........................       8.79          3.35          1.35         1.22          0.70
                                                               --------      --------      --------      -------       -------
LESS DISTRIBUTIONS:
Dividends from net investment income .......................         --         (0.05)        (0.17)          --            --
Dividends in excess of net investment income ...............         --            --         (0.07)          --            --
Distributions from capital gains ...........................      (3.02)        (0.57)        (0.78)       (0.05)           --
                                                               --------      --------      --------      -------       -------
Total distributions ........................................      (3.02)        (0.62)        (1.02)       (0.05)           --
                                                               --------      --------      --------      -------       -------
Net asset value, end of year ...............................   $  19.96      $  14.19      $  11.46      $ 11.13       $  9.96
                                                               ========      ========      ========      =======       =======
Total return ...............................................      63.30%        29.31%        12.17%       12.27%         7.56%
                                                               ========      ========      ========      =======       =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) .........................   $184,486      $134,078      $105,305      $86,376       $72,375
Ratio of operating expenses to average net assets ..........       1.25%         1.26%         1.36%        1.26%         1.26%
Decrease reflected in above expense ratio due to
   expense limitations .....................................         --            --            --           --          0.09%
Ratio of net investment income/(loss) to average
   net assets ..............................................      (0.19)%       (0.17)%        0.06%        0.39%         0.51%
Portfolio turnover rate ....................................        168%          173%          199%         141%           44%

-------------------
* Since March 3, 1997, Putnam Investment Management, Inc. has served as Portfolio Manager of the Series. Prior to that date, different firms served as Portfolio Manager.
** On September 3, 1996, the Managed Global Account of Separate Account D of Golden American Life Insurance Company was reorganized into the Trust. Net investment income and net realized gains earned prior to September 3, 1996 are not subject to Internal Revenue Code distribution requirements for regulated investment companies. Financial highlights from prior periods have been restated to account for the entity as if it had been a regulated investment company since the commencement of operations.
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                          CAPITAL APPRECIATION SERIES*

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                   YEAR          YEAR          YEAR          YEAR         YEAR
                                                                   ENDED         ENDED         ENDED         ENDED        ENDED
                                                                 12/31/99      12/31/98      12/31/97      12/31/96     12/31/95
                                                                ----------    ----------    ----------    ----------  ----------

Net asset value, beginning of year ............................   $  18.09      $  17.65       $ 15.06     $  13.51      $  11.34
                                                                  --------      --------       -------     --------      --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ..................................      (0.01)         0.15          0.16         0.16          0.19
Net realized and unrealized gain on investments
   and foreign currencies .....................................       4.38          2.07          4.19         2.57          3.22
                                                                  --------      --------       -------     --------      --------
Total from investment operations ..............................       4.37          2.22          4.35         2.73          3.41
                                                                  --------      --------       -------     --------      --------
LESS DISTRIBUTIONS:
Dividends from net investment income ..........................      (0.03)        (0.15)        (0.16)       (0.17)        (0.15)
Distributions from capital gains ..............................      (2.41)        (1.63)        (1.60)       (1.01)        (1.09)
                                                                  --------      --------       -------     --------      --------
Total distributions ...........................................      (2.44)        (1.78)        (1.76)       (1.18)        (1.24)
                                                                  --------      --------       -------     --------      --------
Net asset value, end of year ..................................   $  20.02      $  18.09       $ 17.65     $  15.06      $  13.51
                                                                  ========      ========       =======     ========      ========
Total return ..................................................      24.64%        12.68%        28.95%       20.26%        30.16%
                                                                  ========      ========       =======     ========      ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ............................   $411,898      $263,313       $193,986    $148,752      $122,227
Ratio of operating expenses to average net assets .............       0.96%         0.98%         0.99%        1.00%         1.01%
Ratio of net investment income/(loss) to average net assets ...      (0.05)%        0.95%         0.95%        1.12%         1.53%
Portfolio turnover rate .......................................        126%           64%           51%          64%           98%

-------------------
* Since April 1, 1999 A I M Capital Management, Inc. has served as the Portfolio Manager for the Capital Appreciation Series. Prior to that date, a different firm served as Portfolio Manager.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                              MID-CAP GROWTH SERIES

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                     YEAR          PERIOD
                                                                     ENDED          ENDED
                                                                   12/31/99      12/31/98*#
                                                                  ----------    ------------

Net asset value, beginning of period .............................  $  18.10       $  15.68
                                                                    --------       --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) .....................................     (0.03)          0.01
Net realized and unrealized gain on investments
   and foreign currencies ........................................     14.22           2.52
                                                                    --------       --------
Total from investment operations .................................     14.19           2.53
                                                                    --------       --------
LESS DISTRIBUTIONS:
Dividends from net investment income .............................        --          (0.01)
Distributions from capital gains .................................     (2.70)         (0.10)
                                                                    --------       --------
Total distributions ..............................................     (2.70)         (0.11)
                                                                    --------       --------
Net asset value, end of period ...................................  $  29.59       $  18.10
                                                                    ========       ========
Total return .....................................................     79.05%         16.12%(DOUBLE DAGGER)
                                                                    ========       ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .............................  $781,807       $252,022
Ratio of operating expenses to average net assets ................      0.91%          0.95%(DAGGER)
Ratio of net investment income/(loss) to average net assets. .....     (0.21)%         0.15%(DAGGER)
Portfolio turnover rate ..........................................       159%            55%

-------------------
*               The Mid-Cap  Growth  Series  commenced  operations on August 14,
                1998.
(DAGGER)        Annualized
(DOUBLE DAGGER) Non-annualized
#               Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                               ALL-GROWTH SERIES*

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                   YEAR          YEAR          YEAR         YEAR          YEAR
                                                                   ENDED         ENDED         ENDED        ENDED         ENDED
                                                                 12/31/99      12/31/98      12/31/97     12/31/96      12/31/95
                                                                ----------    ----------    ----------   ----------    ----------

Net asset value, beginning of year ...........................   $  14.99       $ 13.77       $ 13.39       $ 13.78      $ 11.86
                                                                 --------       -------       -------       -------      -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) .................................      (0.11)        (0.07)        (0.06)         0.14         0.18
Net realized and unrealized gain/(loss) on investments
   and foreign currencies ....................................      16.20          1.38          0.84        (0.23)         2.47
                                                                 --------       -------       -------       -------      -------
Total from investment operations .............................      16.09          1.31          0.78         (0.09)        2.65
                                                                 --------       -------       -------       -------      -------
LESS DISTRIBUTIONS:
Dividends from net investment income .........................         --            --         (0.03)        (0.14)       (0.14)
Distributions from capital gains .............................      (5.92)        (0.09)        (0.37)        (0.16)       (0.59)
                                                                 --------       -------       -------       -------      -------
Total distributions ..........................................      (5.92)        (0.09)        (0.40)        (0.30)       (0.73)
                                                                 --------       -------       -------       -------      -------
Net asset value, end of year .................................   $  25.16       $ 14.99       $ 13.77       $ 13.39      $ 13.78
                                                                 ========       =======       =======       =======      =======
Total return .................................................     109.93%         9.52%         5.87%       (0.57)%       22.42%
                                                                 ========       =======       =======       =======      =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ...........................   $150,698       $83,930       $73,856       $78,750      $93,198
Ratio of operating expenses to average net assets ............       0.96%         0.99%         0.99%         1.00%        1.01%
Ratio of net investment income/(loss) to average net assets ..      (0.61)%       (0.51)%       (0.47)%        0.86%        1.42%
Portfolio turnover rate ......................................        325%          229%         325%           118%          81%

-------------------
* Since February 3, 1997, Pilgrim Baxter & Associates, Ltd. has served as Portfolio Manager for the All-Growth Series. Prior to that date, a different firm served as Portfolio Manager.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                           GROWTH OPPORTUNITIES SERIES

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                YEAR          PERIOD
                                                                                ENDED          ENDED
                                                                              12/31/99      12/31/98 *#
                                                                             ----------    ------------

Net asset value, beginning of period .......................................   $  9.71         $10.00
                                                                               -------         ------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ......................................................      0.03           0.08
Net realized and unrealized gain/(loss) on investments
   and foreign currencies ..................................................      1.89          (0.31)
                                                                               -------         ------
Total from investment operations. ..........................................      1.92          (0.23)
                                                                               -------         ------
LESS DISTRIBUTIONS:
Dividends from net investment income .......................................     (0.04)         (0.06)
Distributions from capital gains ...........................................     (0.45)            --
                                                                               -------         ------
Total distributions ........................................................     (0.49)         (0.06)
                                                                               -------         ------
Net asset value, end of period .............................................   $ 11.14         $ 9.71
                                                                               =======         ======
Total return ...............................................................     20.13%         (2.28)%(DOUBLE DAGGER)
                                                                               =======         ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .......................................   $12,781         $9,091
Ratio of operating expenses to average net assets ..........................      1.05%          1.15%(DAGGER)
Ratio of net investment income to average net assets .......................      0.36%          0.99%(DAGGER)
Portfolio turnover rate ....................................................        76%            77%

------------------
*               The Growth Opportunities Series commenced operations on February
                18, 1998.
(DAGGER)        Annualized
(DOUBLE DAGGER) Non-annualized
#               Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                            STRATEGIC EQUITY SERIES**

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                     YEAR           YEAR         YEAR          YEAR         PERIOD
                                                     ENDED          ENDED        ENDED         ENDED         ENDED
                                                   12/31/99       12/31/98     12/31/97     12/31/96##    12/31/95*
                                                  ----------     ----------   ----------   ------------  -----------

Net asset value, beginning of period ............   $  12.82       $ 13.63       $ 11.68      $ 10.01       $10.00
                                                    --------       -------       -------      -------       ------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ....................      (0.03)         0.16          0.20         0.23         0.06
Net realized and unrealized gain/(loss)
   on investments and foreign currencies ........       7.24         (0.07)         2.49         1.71        (0.03)#
                                                    --------       -------       -------      -------       ------
Total from investment operations ................       7.21          0.09          2.69         1.94         0.03
                                                    --------       -------       -------      -------       ------
LESS DISTRIBUTIONS:
Dividends from net investment income ............      (0.02)        (0.16)        (0.19)       (0.14)       (0.02)
Distributions from capital gains ................      (0.06)        (0.59)        (0.55)       (0.13)          --
Distributions in excess of capital gains ........         --         (0.15)           --           --           --
                                                    --------       -------       -------      -------       ------
Total distributions .............................      (0.08)        (0.90)        (0.74)       (0.27)       (0.02)
                                                    --------       -------       -------      -------       ------
Net asset value, end of period ..................   $  19.95       $ 12.82       $ 13.63      $ 11.68       $10.01
                                                    ========       =======       =======      =======       ======
Total return ....................................      56.24%         0.84%        23.16%       19.39%        0.33%(DOUBLE DAGGER)
                                                    ========       =======       =======      =======       ======
RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ............   $205,799       $73,261       $51,789      $30,423       $8,067
Ratio of operating expenses to
   average net assets ...........................       0.96%         0.99%         0.99%        1.00%        1.00%(DAGGER)
Ratio of net investment income/(loss) to
   average net assets ...........................      (0.14)%        1.46%        1.88%         2.05%        4.04%(DAGGER)
Portfolio turnover rate .........................        176%          139%          105%         133%          29%

 ------------------
*               The Strategic Equity Series  commenced  operations on October 2,
                1995.
**              Since March 1, 1999 A I M Capital Management, Inc. has served as
                Portfolio Manager for the Strategic Equity Series. Prior to that date, a different firm served as Portfolio Manager.
(DAGGER)        Annualized
(DOUBLE DAGGER) Non-annualized
#               The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales and redemption of Series shares.
##              Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                                SMALL CAP SERIES

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                             YEAR          YEAR          YEAR        PERIOD
                                                             ENDED         ENDED         ENDED        ENDED
                                                           12/31/99      12/31/98      12/31/97     12/31/96*
                                                          ----------    ----------    ----------   -----------
Net asset value, beginning of period ....................   $  16.03      $  13.25      $ 12.01       $ 10.00
                                                            --------      --------      -------       -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss .....................................      (0.07)        (0.03)       (0.03)        (0.01)
Net realized and unrealized gain on investments
   and foreign currencies ...............................       8.17          2.81         1.27          2.02
                                                            --------      --------      -------       -------
Total from investment operations ........................       8.10          2.78         1.24          2.01
                                                            --------      --------      -------       -------
LESS DISTRIBUTIONS:
Distributions from capital gains ........................      (0.69)           --           --            --
                                                            --------      --------      -------       -------
Net asset value, end of period ..........................   $  23.44      $  16.03      $ 13.25       $ 12.01
                                                            ========      ========      =======       =======
Total return ............................................      50.61%        20.98%       10.32%        20.10%(DOUBLE DAGGER)
                                                            ========      ========      =======       =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ....................   $367,637      $147,696      $66,396       $34,365
Ratio of operating expenses to average net assets .......       0.96%         0.99%        0.99%         0.99%(DAGGER)
Ratio of net investment loss to average net assets ......      (0.49)%       (0.32)%      (0.34)%       (0.08)%(DAGGER)
Portfolio turnover rate .................................        132%          133%         130%          117%

------------------
*               The Small Cap Series commenced operations on January 3, 1996.
(DAGGER)        Annualized
(DOUBLE DAGGER) Non-annualized

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                               REAL ESTATE SERIES*

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                YEAR          YEAR         YEAR          YEAR         YEAR
                                                                ENDED         ENDED        ENDED         ENDED        ENDED
                                                              12/31/99      12/31/98     12/31/97      12/31/96     12/31/95
                                                             ----------    ----------   ----------    ----------  ----------
Net asset value, beginning of year ..........................  $ 13.58       $ 18.27       $ 15.98      $ 12.63       $ 11.29
                                                               -------       -------       -------      -------       -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income .......................................     0.84          0.83          0.69         0.70          0.75
Net realized and unrealized gain/(loss) on investments
   and foreign currencies ...................................    (1.39)        (3.34)         2.93         3.70          1.12
                                                               -------       -------       -------      -------       -------
Total from investment operations ............................    (0.55)        (2.51)         3.62         4.40          1.87
                                                               -------       -------       -------      -------       -------
LESS DISTRIBUTIONS:
Dividends from net investment income ........................    (0.54)        (0.66)        (0.63)       (0.77)        (0.53)
Distributions from capital gains ............................    (0.37)        (1.52)        (0.70)       (0.28)           --
                                                               -------       -------       -------      -------       -------
Total distributions .........................................    (0.91)        (2.18)        (1.33)       (1.05)        (0.53)
                                                               -------       -------       -------      -------       -------
Net asset value, end of year ................................  $ 12.12       $ 13.58       $ 18.27      $ 15.98       $ 12.63
                                                               =======       =======       =======      =======       =======
Total return ................................................    (3.81)%      (13.45)%       22.79%       35.30%        16.59%
                                                               =======       =======       =======      =======       =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ..........................  $56,906       $69,911       $75,530      $51,135       $34,975
Ratio of operating expenses to average net assets ...........     0.96%         0.99%         0.99%        1.00%         1.01%
Ratio of net investment income to average net assets ........     5.61%         5.26%         4.49%        5.53%         5.79%
Portfolio turnover rate .....................................       36%           29%           41%          31%           53%

----------------
* Since January 1, 1995, EII Realty Securities, Inc. has served as Portfolio Manager for the Real Estate Series. Prior to that date, a different firm served as Portfolio Manager.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                               HARD ASSETS SERIES*

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                YEAR          YEAR          YEAR         YEAR          YEAR
                                                                ENDED         ENDED         ENDED        ENDED         ENDED
                                                              12/31/99      12/31/98      12/31/97     12/31/96      12/31/95
                                                             ----------    ----------    ----------   ----------    ----------
Net asset value, beginning of year ..........................   $  9.60      $ 15.05       $ 17.85      $ 15.04       $ 13.88
                                                                -------      -------       -------      -------       -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income .......................................      0.12         0.26          0.14         0.05          0.15
Net realized and unrealized gain/(loss) on investments
   and foreign currencies ...................................      2.12        (4.73)         0.99         4.92          1.34
                                                                -------      -------       -------      -------       -------
Total from investment operations ............................      2.24        (4.47)         1.13         4.97          1.49
                                                                -------      -------       -------      -------       -------
LESS DISTRIBUTIONS:
Dividends from net investment income ........................     (0.08)       (0.26)        (0.13)       (0.07)        (0.13)
Distributions from capital gains ............................        --        (0.72)        (3.80)       (2.09)        (0.20)
                                                                -------      -------       -------      -------       -------
Total distributions .........................................     (0.08)       (0.98)        (3.93)       (2.16)        (0.33)
                                                                -------      -------       -------      -------       -------
Net asset value, end of year ................................   $ 11.76      $  9.60       $ 15.05      $ 17.85       $ 15.04
                                                                =======      =======       =======      ========      =======
Total return ................................................     23.36%      (29.58)%        6.22%       33.17%        10.69%
                                                                =======      =======       =======      ========      =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ..........................   $40,291      $30,530       $46,229      $43,903       $27,147
Ratio of operating expenses to average net assets ...........     0.96%         1.00%         0.99%        1.00%         1.01%
Ratio of net investment income to average net assets ........     1.07%         1.99%         0.76%        0.34%         0.89%
Portfolio turnover rate .....................................      204%          178%          124%          96%           24%

------------------
* Prior to January 23, 1997, the Hard Assets Series was named the Natural Resources Series. Since March 1, 1999, Baring International Investment Limited has served as Portfolio Manager for the Hard Assets Series. Prior to that date, a different firm served as Portfolio Manager.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                            DEVELOPING WORLD SERIES**

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                  YEAR           PERIOD
                                                                  ENDED           ENDED
                                                                12/31/99 #     12/31/98 *#
                                                               ----------    -------------
Net asset value, beginning of period .........................   $  7.37         $10.00
                                                                 -------         ------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) .................................      0.08           0.04
Net realized and unrealized gain/(loss) on investments
   and foreign currencies ....................................      4.44          (2.67)
                                                                 -------         ------
Total from investment operations .............................      4.52          (2.63)
                                                                 -------         ------
LESS DISTRIBUTIONS:
Dividends from net investment income .........................     (0.10)            --
Distributions in excess of net investment income .............     (0.03)            --
Distributions from capital gains .............................     (0.20)            --
                                                                 -------         ------
Total distributions ..........................................     (0.33)            --
                                                                 -------         ------
Net asset value, end of period ...............................   $ 11.56         $ 7.37
                                                                 =======         ======
Total return .................................................     61.66%        (26.27)%(DOUBLE DAGGER)
                                                                 =======         ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .........................   $62,616         $8,797
Ratio of operating expenses to average net assets ............      1.75%          1.83%(DAGGER)
Ratio of net investment income to average net assets .........      0.85%          0.69%(DAGGER)
Portfolio turnover rate ......................................       135%            67%

------------------
*               The Developing World Series commenced operations on February 18,
                1998.
**              Since March 1, 1999, Baring International Investment Limited has
                served as Portfolio  Manager for the  Developing  World  Series.
                Prior  to that  date,  a  different  firm  served  as  Portfolio
                Manager.
(DAGGER)        Annualized
(DOUBLE DAGGER) Non-annualized
#               Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                            EMERGING MARKETS SERIES*

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                      YEAR          YEAR         YEAR          YEAR         YEAR
                                                                      ENDED         ENDED        ENDED         ENDED        ENDED
                                                                    12/31/99#     12/31/98     12/31/97      12/31/96     12/31/95
                                                                   -----------   -----------  -----------   -----------  ----------
Net asset value, beginning of year ...............................   $  6.68       $  8.80       $  9.72      $  9.06      $ 10.08
                                                                     -------       -------       -------      -------      -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) .....................................      0.07          0.06         (0.01)        0.04         0.04
Net realized and unrealized gain/(loss) on investments
   and foreign currencies ........................................      5.62         (2.18)        (0.90)        0.62        (1.06)
                                                                     -------       -------       -------      -------      -------
Total from investment operations .................................      5.69         (2.12)        (0.91)        0.66        (1.02)
                                                                     -------       -------       -------      -------      -------
LESS DISTRIBUTIONS:
Dividends from net investment income .............................     (0.08)           --         (0.01)          --           --
Distributions in excess of net investment income .................     (0.01)           --            --           --           --
Return of capital ................................................     (0.03)           --            --           --           --
                                                                     -------       -------       -------      -------      -------
Total distributions ..............................................     (0.12)           --         (0.01)          --           --
                                                                     -------       -------       -------      -------      -------
Net asset value, end of year .....................................   $ 12.25       $  6.68       $  8.80      $  9.72      $  9.06
                                                                     =======       =======       =======      =======      =======
Total return .....................................................     85.30%       (24.09)%       (9.37)%       7.28%      (10.11)%
                                                                     =======       =======       =======      =======      =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ...............................   $44,949       $26,028       $39,436      $51,510      $47,974
Ratio of operating expenses to average net assets ................      1.75%         1.83%         1.80%        1.55%        1.53%
Ratio of net investment income/(loss) to average
   net assets ....................................................      0.82%         0.83%        (0.09)%       0.38%        0.40%
Portfolio turnover rate ..........................................       183%          108%          170%         136%         141%

------------------
* Since March 3, 1997, Putnam Investment Management, Inc. has served as Portfolio Manager for the Emerging Markets Series. Prior to that date, a different firm served as Portfolio Manager.
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                             MARKET MANAGER SERIES*

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                               YEAR         YEAR          YEAR          YEAR         YEAR
                                                               ENDED        ENDED         ENDED         ENDED        ENDED
                                                             12/31/99     12/31/98      12/31/97      12/31/96     12/31/95
                                                            ----------   ----------    ----------    ----------   ----------
Net asset value, beginning of year ........................   $19.62        $16.47        $13.22       $12.03        $10.02
                                                              ------        ------        ------       ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .....................................     0.34          0.32          0.36         0.46          0.37
Net realized and unrealized gain on investments and
   foreign currencies .....................................     2.82          3.69          4.11         1.89          2.06
                                                              ------        ------        ------       ------        ------
Total from investment operations ..........................     3.16          4.01          4.47         2.35          2.43
                                                              ------        ------        ------       ------        ------
LESS DISTRIBUTIONS:
Dividends from net investment income ......................    (0.34)        (0.32)        (0.36)       (0.46)        (0.37)
Distributions from capital gains ..........................    (3.04)        (0.54)        (0.86)       (0.70)        (0.05)
                                                              ------        ------        ------       ------        ------
Total distributions .......................................    (3.38)        (0.86)        (1.22)       (1.16)        (0.42)
                                                              ------        ------        ------       ------        ------
Net asset value, end of year ..............................   $19.40        $19.62        $16.47       $13.22        $12.03
                                                              ======        ======        ======       ======        ======
Total return ..............................................    16.59%        24.55%        33.82%       19.40%        24.33%
                                                              ======        ======        ======       ======        ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ........................   $7,319        $8,139        $6,791       $5,585        $5,952
Ratio of operating expenses to average net assets .........     1.00%         1.01%         1.01%        1.02%         0.89%
Decrease reflected in above expense ratio due
   to expense limitations .................................       --            --            --           --          0.13%
Ratio of net investment income to average net assets ......     1.57%         1.78%         2.19%        3.06%         3.42%
Portfolio turnover rate ...................................       --            --            --           --             5%

------------------
* On January 2, 1998, ING Investment Management, LLC ("IIM") became the Portfolio Manager of the Series. From March 3, 1997 to January 1, 1998, Equitable Investment Services, Inc., an affiliate of IIM, was the Portfolio Manager of the Series. Prior to March 3, 1997, the Series had been advised by other Portfolio Managers.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                               LIQUID ASSET SERIES

                                DECEMBER 31, 1999

   PRINCIPAL                                                          VALUE
    AMOUNT                                                           (NOTE 1)
  -----------                                                      ------------
CORPORATE DEBT SECURITIES -- 9.9%
   COMMUNICATIONS -- 1.6%
              AT&T Corporation:
$ 4,000,000    8.250% due 01/11/2000 ...........................   $  4,002,249
  5,000,000    6.136%(DAGGER)(DAGGER) due 07/13/2000 ...........      4,998,940
                                                                   ------------
                                                                      9,001,189
                                                                   ------------
   DEPOSITORY INSTITUTIONS -- 2.9%
  6,000,000   Abbey National North America,
               5.990% due 03/03/2000 ...........................      6,000,000
  6,000,000   Bank One Corporation,
               6.158% due 10/20/2000 ...........................      5,995,677
  5,000,000   NorWest Corporation,
               6.000% due 03/15/2000 ...........................      5,000,684
                                                                   ------------
                                                                     16,996,361
                                                                   ------------
   FOOD AND KINDRED PRODUCTS -- 0.8%
  4,500,000   Anheuser-Busch Companies,
               6.363%(DAGGER)(DAGGER) due 06/16/2000 ...........      4,498,167
                                                                   ------------
   MISCELLANEOUS BUSINESS CREDIT INSTITUTIONS -- 1.4%
  3,000,000   International Business Machines
               Credit Corporation,
               5.898% due 08/07/2000 ...........................      2,999,070
              Xerox Credit Corporation:
  2,000,000    5.113% due 03/21/2000 ...........................      1,999,844
  3,300,000    5.635% due 07/14/2000 ...........................      3,298,905
                                                                   ------------
                                                                      8,297,819
                                                                   ------------
  PERSONAL CREDIT INSTITUTIONS -- 2.5%
  4,400,000   American General Finance Corporation,
               6.125% due 09/15/2000 ...........................      4,397,035
  3,000,000   Chrysler Financial Corporation,
               5.850% due 05/15/2000 ...........................      3,008,122
              Ford Motor Credit Corporation:
  3,000,000    8.375% due 01/15/2000 ...........................      3,002,425
  4,000,000    6.038%(DAGGER)(DAGGER) due 08/18/2000 ...........      3,997,964
                                                                   ------------
                                                                     14,405,546
                                                                   ------------
   SECURITY BROKERS -- 0.7%
  2,000,000   Goldman Sachs Group, Inc.,
               5.400% due 02/25/2000 ...........................      2,000,000
  2,000,000   Merrill Lynch & Company, Inc.,
               6.470% due 02/15/2000 ...........................      2,001,123
                                                                   ------------
                                                                      4,001,123
                                                                   ------------
              Total Corporate Debt Securities
               (Cost $57,200,205) ..............................     57,200,205
                                                                   ------------
COMMERCIAL PAPER  -- 87.4%
   AGRICULTURAL PRODUCTS -- 0.8%
  4,500,000   Cargill, Inc.,
               5.637%(DOUBLE DAGGER) due 01/20/2000 ............      4,487,175
                                                                   ------------
   ASSET BACKED SECURITIES -- 14.1%
              AIG Funding, Inc.:
  6,000,000    5.991%(DOUBLE DAGGER) due 01/31/2000 ............      5,970,900
  2,490,000    6.191%(DOUBLE DAGGER) due 02/29/2000 ............      2,465,393
  3,763,158   ANRC Auto Owner Trust,
               6.166% due 10/16/2000 ...........................      3,763,158
  3,598,097   Carmax Auto Owner Trust,
               6.203% due 11/15/2000 ...........................      3,598,097
    703,462   Caterpillar Financial Asset Trust,
               5.365% due 07/25/2000 ...........................        703,462
              Ciesco LP:
  6,000,000    6.110%(DOUBLE DAGGER) due 01/25/2000 ............      5,976,120
  6,000,000    6.110%(DOUBLE DAGGER) due 02/09/2000 ............      5,961,325




   PRINCIPAL                                                          VALUE
    AMOUNT                                                           (NOTE 1)
  -----------                                                      ------------

   ASSET BACKED SECURITIES -- (CONTINUED)
              Corporate Asset Funding Company:
$ 6,000,000    6.483%(DOUBLE DAGGER) due 01/14/2000 ............   $  5,986,198
  4,000,000    6.202%(DAGGER)(DAGGER) due 01/18/2000 ...........      4,000,000
  4,000,000    6.633%(DOUBLE DAGGER) due 01/21/2000 ............      3,985,556
  4,000,000    5.965%(DOUBLE DAGGER) due 01/24/2000 ............      3,985,306
  6,000,000    6.046%(DOUBLE DAGGER) due 01/26/2000 ............      5,975,417
              Delaware Funding Corporation:
  7,000,000    6.274%(DOUBLE DAGGER) due 01/10/2000 ............      6,989,290
  5,000,000    6.089%(DOUBLE DAGGER) due 01/14/2000 ............      4,989,293
  4,000,000    5.703%(DOUBLE DAGGER) due 01/25/2000 ............      3,985,440
  2,363,000    6.093%(DOUBLE DAGGER) due 01/27/2000 ............      2,352,965
  3,984,000    6.056%(DOUBLE DAGGER) due 02/18/2000 ............      3,952,659
  6,000,000   Heller Equipment Asset
               Receivables Trust,
               6.129% due 01/06/2001 ...........................      6,000,000
  1,214,564   Toyota Auto Recreation,
               5.365% due 07/17/2000 ...........................      1,214,564
                                                                   ------------
                                                                     81,855,143
                                                                   ------------
  CHEMICALS AND ALLIED PRODUCTS -- 8.1%
              American Home Products Corporation:
  5,000,000    5.608%(DOUBLE DAGGER) due 01/26/2000 ............      4,981,354
  4,905,000    7.700% due 02/15/2000 ...........................      4,916,805
  6,000,000    6.536%(DAGGER)(DAGGER) due 04/20/2000 ...........      5,999,820
 15,000,000   Gillette Company,
               6.787%(DOUBLE DAGGER) due 01/04/2000 ............     14,991,687
              Proctor and Gamble Company:
  6,000,000    5.940%(DOUBLE DAGGER) due 01/25/2000 ............      5,976,800
  4,000,000    6.009%(DOUBLE DAGGER) due 02/17/2000 ............      3,969,450
  6,000,000    5.960%(DOUBLE DAGGER) due 02/22/2000 ............      5,949,907
                                                                   ------------
                                                                     46,785,823
                                                                   ------------
   COMMUNICATIONS -- 0.5%
  3,000,000   BellSouth Corporation,
               5.846%(DOUBLE DAGGER) due 02/09/2000 ............      2,981,735
                                                                   ------------
   CONSTRUCTION MACHINERY AND EQUIPMENT -- 1.0%
              Caterpillar Financial Services Corporation:
  3,000,000    5.890%(DOUBLE DAGGER) due 01/27/2000 ............      2,987,715
  3,000,000    5.780%(DOUBLE DAGGER) due 03/01/2000 ............      3,000,041
                                                                   ------------
                                                                      5,987,756
                                                                   ------------
DEPOSITORY INSTITUTIONS -- 16.8%
              Abbey National North America:
  6,000,000    5.653%(DOUBLE DAGGER) due 02/25/2000 ............      5,946,650
  6,000,000    6.067%(DOUBLE DAGGER) due 03/06/2000 ............      5,936,083
              Bank One Corporation:
  4,000,000    5.872%(DOUBLE DAGGER) due 02/08/2000 ............      3,976,144
  6,000,000    6.000%(DOUBLE DAGGER) due 02/24/2000 ............      5,947,440
  5,566,000   Deutsche Bank Financial,
               5.610%(DOUBLE DAGGER) due 01/13/2000 ............      5,555,666
 70,334,000   UBS Finance, Ltd.,
               4.869%(DOUBLE DAGGER) due 01/03/2000 ............     70,318,717
                                                                   ------------
                                                                     97,680,700
                                                                   ------------
   ELECTRIC, GAS AND SANITARY SERVICES -- 4.1%
  6,000,000   Consolidated Natural Gas,
               6.193%(DOUBLE DAGGER) due 01/10/2000 ............      5,990,850
              Florida Power Corporation:
  5,000,000    5.959%(DOUBLE DAGGER) due 01/11/2000 ............      4,991,875
  6,000,000    6.070%(DOUBLE DAGGER) due 01/13/2000 ............      5,988,080
  7,000,000    6.287%(DOUBLE DAGGER) due 02/07/2000 ............      6,955,754
                                                                   ------------
                                                                     23,926,559
                                                                   ------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                               LIQUID ASSET SERIES

                                DECEMBER 31, 1999

   PRINCIPAL                                                          VALUE
    AMOUNT                                                           (NOTE 1)
  -----------                                                      ------------

COMMERCIAL PAPER -- (CONTINUED)
  ELECTRONICS AND OTHER ELECTRIC EQUIPMENT -- 2.1%
              Lucent Technologies, Inc.:
$ 3,000,000    5.174%(DOUBLE DAGGER) due 02/03/2000 ............   $  2,986,497
  2,000,000    5.307%(DOUBLE DAGGER) due 02/09/2000 ............      1,989,080
  7,000,000    5.940%(DOUBLE DAGGER) due 02/23/2000 ............      6,940,743
                                                                   ------------
                                                                     11,916,320
                                                                   ------------
  FOOD AND KINDRED PRODUCTS -- 1.4%
  4,000,000   Archer-Daniels-Midland Company,
               5.591%(DOUBLE DAGGER) due 01/18/2000 ............      3,989,876
  2,072,000   Coca-Cola Company,
               5.502%(DOUBLE DAGGER) due 01/31/2000 ............      2,062,900
  2,000,000   General Mills, Inc.,
               5.292%(DOUBLE DAGGER) due 02/16/2000 ............      1,987,171
                                                                   ------------
                                                                      8,039,947
                                                                   ------------
  INSTRUMENTS AND RELATED PRODUCTS -- 1.4%
              Eastman Kodak:
  3,000,000    6.020%(DOUBLE DAGGER) due 01/20/2000 ............      2,990,753
  5,000,000    5.875%(DOUBLE DAGGER) due 01/21/2000 ............      4,984,250
                                                                   ------------
                                                                      7,975,003
                                                                   ------------
  MISCELLANEOUS MANUFACTURING INDUSTRIES -- 2.4%
 14,000,000   Hasbro, Inc.,
               4.871%(DOUBLE DAGGER) due 01/06/2000 ............     13,990,278
                                                                   ------------
  PERSONAL CREDIT INSTITUTIONS -- 18.8%
 10,000,000   American Express Credit Corporation,
               6.396%(DOUBLE DAGGER) due 01/04/2000 ............      9,994,583
              American General Finance Corporation:
  6,000,000    6.187%(DOUBLE DAGGER) due 02/08/2000 ............      5,961,810
  4,000,000    6.076%(DOUBLE DAGGER) due 02/29/2000 ............      3,961,257
  6,000,000    6.214%(DOUBLE DAGGER) due 03/08/2000 ............      5,932,665
              Associates Corporation North America:
  5,000,000    5.865%(DOUBLE DAGGER) due 01/12/2000 ............      4,991,337
  3,000,000    5.735%(DOUBLE DAGGER) due 01/31/2000 ............      2,986,250
 10,000,000    6.249%(DOUBLE DAGGER) due 02/18/2000 ............      9,918,667
 10,000,000   Ford Motor Credit Corporation:
               6.650%(DOUBLE DAGGER) due 01/07/2000 ............      9,989,000
              General Electric Capital Corporation:
    436,000    6.568%(DOUBLE DAGGER) due 01/21/2000 ............        434,438
  3,000,000    5.768%(DOUBLE DAGGER) due 02/09/2000 ............      2,982,027
  4,000,000    5.939%(DOUBLE DAGGER) due 02/10/2000 ............      3,974,578
  3,000,000    6.026%(DOUBLE DAGGER) due 02/11/2000 ............      2,980,047
  6,000,000    6.053%(DOUBLE DAGGER) due 02/23/2000 ............      5,947,883
              General Motors Acceptance Corporation:
  4,000,000    6.579%(DOUBLE DAGGER) due 01/18/2000 ............      3,987,911
  5,000,000    6.353%(DOUBLE DAGGER) due 02/03/2000 ............      4,971,492
 10,000,000    6.067%(DOUBLE DAGGER) due 02/07/2000 ............      9,939,875
  6,000,000   Household Finance Corporation,
               5.912%(DOUBLE DAGGER) due 01/28/2000 ............      5,974,260
  8,000,000   John Deere Capital Corporation,
               6.554%(DOUBLE DAGGER) due 01/05/2000 ............      7,994,347
  6,000,000   Transamerica Financial Corporation,
               6.127%(DOUBLE DAGGER) due 02/25/2000 ............      5,945,917
                                                                   ------------
                                                                    108,868,344
                                                                   ------------
  PETROLEUM AND COAL PRODUCTS -- 1.7%
 10,000,000   Exxon Asset Management,
               6.512%(DOUBLE DAGGER) due 01/21/2000 ............      9,964,444
                                                                   ------------



   PRINCIPAL                                                          VALUE
    AMOUNT                                                           (NOTE 1)
  -----------                                                      ------------

  SECURITY BROKERS -- 12.2%
$  5,000,000  Credit Suisse First Boston,
               6.003%(DOUBLE DAGGER) due 02/16/2000 ............   $  4,963,264
              Goldman Sachs Group, Inc.:
  4,000,000    5.579%(DOUBLE DAGGER) due 01/19/2000 ............      3,989,300
  6,000,000    6.567%(DOUBLE DAGGER) due 01/28/2000 ............      5,971,200
  7,000,000    6.180%(DOUBLE DAGGER) due 02/11/2000 ............      6,952,406
              Merrill Lynch & Company, Inc.:
  6,000,000    6.013%(DOUBLE DAGGER) due 02/01/2000 ............      5,969,775
  3,967,000    5.451%(DOUBLE DAGGER) due 02/02/2000 ............      3,949,401
  3,996,000    6.375%(DOUBLE DAGGER) due 02/11/2000 ............      3,967,784
              Morgan Stanley Dean Witter & Company:
  6,000,000    6.098%(DOUBLE DAGGER) due 01/19/2000 ............      5,982,240
  6,000,000    6.089%(DOUBLE DAGGER) due 02/09/2000 ............      5,961,325
              Salomon-Smith Barney Holdings:
  6,000,000    6.110%(DOUBLE DAGGER) due 01/20/2000 ............      5,981,000
  6,000,000    6.007%(DOUBLE DAGGER) due 01/24/2000 ............      5,977,537
  6,000,000    5.959%(DOUBLE DAGGER) due 02/02/2000 ............      5,968,907
  5,000,000    5.981%(DOUBLE DAGGER) due 02/04/2000 ............      4,972,753
                                                                   ------------
                                                                     70,606,892
                                                                   ------------
  TRANSPORTATION EQUIPMENT -- 2.0%
              DaimlerChrysler North America
               Holding Corporation:
  4,000,000    5.599%(DOUBLE DAGGER) due 01/26/2000 ............      3,985,111
  4,000,000    6.107%(DOUBLE DAGGER) due 01/31/2000 ............      3,980,267
  4,000,000    5.955%(DOUBLE DAGGER) due 02/07/2000 ............      3,976,484
                                                                   ------------
                                                                     11,941,862
                                                                   ------------
              Total Commercial Paper
               (Cost $507,007,981) .............................    507,007,981
                                                                   ------------
U.S. GOVERNMENT AGENCY NOTES -- 3.0%
  FEDERAL FARM CREDIT BANK -- 0.3%
  1,500,000   5.020% due 03/01/2000 ............................      1,499,929
                                                                   ------------
  FEDERAL HOME LOAN BANK -- 1.2%
  1,000,000   4.915% due 01/13/2000 ............................      1,000,008
  2,000,000   5.100% due 03/03/2000 ............................      1,999,850
  4,000,000   5.260% due 05/26/2000 ............................      3,999,846
                                                                   ------------
                                                                      6,999,704
                                                                   ------------
  FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 1.5%
  4,000,000   4.980% due 04/20/2000 ............................      3,999,651
  5,000,000   5.620% due 08/09/2000 ............................      4,998,490
                                                                   ------------
                                                                      8,998,141
                                                                   ------------
              Total U.S. Government Agency Notes
               (Cost $17,497,774) ..............................     17,497,774
                                                                   ------------
TOTAL INVESTMENTS (COST $581,705,960*) ...............    100.3%    581,705,960
OTHER ASSETS AND LIABILITIES (NET) ...................     (0.3)    (1,857,688)
                                                          ------   ------------
NET ASSETS ...........................................    100.0%   $579,848,272
                                                          ======   ============
------------------------------
*                 Aggregate cost for Federal tax purposes.
(DOUBLE DAGGER)   Annualized yield at date of purchase.
(DAGGER)(DAGGER)  Variable Rate Note.  Rate shown is in effect as of 12/31/99.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                          LIMITED MATURITY BOND SERIES

                                DECEMBER 31, 1999

   PRINCIPAL                                                          VALUE
    AMOUNT                                                           (NOTE 1)
  -----------                                                      ------------

CORPORATE BONDS -- 40.6%
  AEROSPACE/DEFENSE -- 1.4%
$ 3,000,000   Raytheon Company,
               5.700% due 11/01/2003 ............................  $  2,817,473
                                                                   ------------
  FINANCE, INSURANCE AND REAL ESTATE -- 14.0%
  2,000,000   AT&T Capital Corporation,
               6.875% due 01/16/2001 ............................     1,998,166
  3,000,000   Capital One Bank,
               6.375% due 02/15/2003 ............................     2,893,811
  3,000,000   Ford Motor Credit Company,
               6.446%(DOUBLE DAGGER)(DOUBLE DAGGER) due 07/16/2002    3,008,273
  2,850,000   HRPT Properties Trust,
               6.875% due 08/26/2002 ............................     2,748,562
  2,000,000   Lehman Brothers Holdings, Inc.,
               6.375% due 03/15/2001 ............................     1,982,736
  3,000,000   Marsh and Mclennan Companies, Inc.,
               6.625% due 06/15/2004 ............................     2,931,777
  1,500,000   Northern Trust Capital I,
               6.697%(DOUBLE DAGGER)(DOUBLE DAGGER) due 01/15/2027    1,439,646
              Paine Webber Group, Inc.:
    350,000    6.746% due 07/24/2003 ............................       351,270
  3,000,000    6.375% due 05/15/2004 ............................     2,855,691
  3,000,000   PNC Funding Corporation,
               7.000% due 09/01/2004 ............................     2,954,421
  3,000,000   Simon Property Group, Inc.,
               6.750% due 02/09/2004 ............................     2,843,511
  3,000,000   Wells Fargo Company,
               6.625% due 07/15/2004 ............................     2,937,075
                                                                   ------------
                                                                     28,944,939
                                                                   ------------
  FOOD AND BEVERAGES -- 1.4%
  3,000,000   Joseph E. Seagrams and Sons, Inc.,
               6.250% due 12/15/2001 ............................     2,938,641
                                                                   ------------
  MANUFACTURING -- 5.2%
  2,000,000   Caterpillar Financial Services Corporation,
               6.875% due 08/01/2004 ............................     1,964,300
  3,000,000   DaimlerChrysler North America
               Holding Corporation,
               6.371%(DOUBLE DAGGER)(DOUBLE DAGGER) due 08/23/2002    3,007,238
  3,000,000   R.J. Reynolds Tobacco Holdings, Inc.,
               7.375% due 05/15/2003 ............................     2,876,250
  3,000,000   Tyco International Group S.A.,
               6.875% due 09/05/2002** ..........................     2,954,613
                                                                   ------------
                                                                     10,802,401
                                                                   ------------
  MINING -- 1.7%
  3,500,000   Phelps Dodge Corporation,
               9.875% due 06/13/2001 ............................     3,610,463
                                                                   ------------
  OIL AND GAS -- 4.1%
  3,680,000   El Paso Natural Gas Corporation,
               6.750% due 11/15/2003 ............................     3,585,037
  3,000,000   Kinder Morgan, Inc.,
               6.450% due 11/30/2001 ............................     2,963,499
  2,000,000   The Williams Companies, Inc.,
               6.500% due 11/15/2002 ............................     1,960,250
                                                                   ------------
                                                                      8,508,786
                                                                   ------------
  RETAIL -- 1.9%
  1,000,000   The Kroger Company,
               6.340% due 06/01/2001 ............................       990,158
  3,000,000   Saks, Inc.,
               7.000% due 07/15/2004 ............................     2,841,869
                                                                   ------------
                                                                      3,832,027
                                                                   ------------
  SERVICES -- 1.4%
  3,000,000   Comdisco, Inc.,
               5.950% due 04/30/2002 ............................     2,891,631
                                                                   ------------





   PRINCIPAL                                                          VALUE
    AMOUNT                                                           (NOTE 1)
  -----------                                                      ------------

  TELECOMMUNICATIONS -- 6.7%
$ 3,000,000   Cox Communications, Inc.,
               6.670%(DOUBLE DAGGER)(DOUBLE DAGGER) due 08/15/2000 $  2,998,350
  3,000,000   Jones Intercable, Inc.,
               8.875% due 04/01/2007 ............................     3,076,854
  3,000,000   Sprint Capital Corporation,
               5.875% due 05/01/2004 ............................     2,847,516
  2,000,000   Telecomunicaciones de Puerto Rico,
               6.150% due 05/15/2002 ............................     1,949,872
  3,000,000   United States West Capital Funding, Inc.,
               6.875% due 08/15/2001** ..........................     2,990,919
                                                                   ------------
                                                                     13,863,511
                                                                   ------------
  UTILITIES -- 1.4%
  3,000,000   Alabama Power Company,
               7.125% due 08/15/2004 ............................     2,982,944
                                                                   ------------
  WASTE MANAGEMENT -- 1.4%
  3,000,000   Waste Management, Inc.,
               7.125% due 06/15/2001 ............................     2,908,077
                                                                   ------------
              Total Corporate Bonds
               (Cost $85,808,240) ...............................    84,100,893
                                                                   ------------
YANKEE BONDS -- U.S. DOLLAR DENOMINATED -- 1.9%
  1,000,000   Hercules, Inc.,
               6.150% due 08/01/2000 ............................       992,341
  3,000,000   Petroleum Geo-Services, ASA,
               6.250% due 11/19/2003 ............................     2,858,669
                                                                   ------------
              Total Yankee Bonds -- U.S. Dollar
               Denominated (Cost $3,871,812) ....................     3,851,010
                                                                   ------------
ASSET BACKED SECURITIES -- 9.3%
  2,000,000   Anrc Auto Owner Trust,
               6.750% due 12/15/2003 ............................     1,990,610
  3,000,000   Banc One Home Equity Trust,
               6.690% due 06/25/2029 ............................     2,971,815
  2,515,054   Coast-Plymouth Tax Lein Capital, LLC,
               6.950% due 11/15/2004** ..........................     2,496,584
  2,000,000   Garanti Trade Payment Rights Master Trust,
               10.810% due 06/15/2004** .........................     1,994,218
  2,000,000   Green Tree Home Equity Loan Trust,
               5.980% due 04/15/2018 ............................     1,959,405
    777,121   Green Tree Lease Finance,
               5.550% due 12/20/2000 ............................       776,775
  2,000,000   Honda Auto Lease Trust,
               6.650% due 07/15/2005 ............................     1,985,860
  2,000,000   Onyx Acceptance Owner Trust,
               6.820% due 11/15/2003 ............................     2,001,630
  3,000,000   Provident Auto Lease Trust,
               6.555% due 08/14/2001** ..........................     2,988,750
                                                                   ------------
              Total Asset Backed Securities
               (Cost $19,290,063) ...............................    19,165,647
                                                                   ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 6.7%
  FEDERAL HOME LOAN BANK (FHLB) -- 1.0%
  2,000,000   5.125% due 02/26/2002 .............................     1,942,500
                                                                   ------------
  FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 0.5%
    200,637   Pool #E65976
               6.500% due 04/01/2011 ............................       194,804
    212,891   Pool #E65441
               7.500% due 04/01/2011 ............................       214,620
      5,025   Pool #350042
               6.250% due 01/01/2017 ............................         5,088
     92,544   Pool #846224
               6.533% due 07/01/2024 ............................        93,064
    176,516   Pool #C00374
               9.000% due 09/01/2024 ............................       183,852


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                          LIMITED MATURITY BOND SERIES

                                DECEMBER 31, 1999

   PRINCIPAL                                                          VALUE
    AMOUNT                                                           (NOTE 1)
  -----------                                                      ------------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- (CONTINUED)
  FEDERAL HOME LOAN MORTGAGE CORPORATION
    (FHLMC) -- (CONTINUED)
$   215,243   Pool #D58465
               9.000% due 01/01/2025 ............................  $    224,188
    163,923   Pool #C80428
               8.000% due 09/01/2026 ............................       165,613
                                                                   ------------
                                                                      1,081,229
                                                                   ------------
  FEDERAL HOME LOAN MORTGAGE CORPORATION (GOLD)
    (FGLMC) -- 1.4%
    423,928   Pool #E20197
               7.000% due 10/01/2010 ............................       419,553
    468,684   Pool #E61721
               6.500% due 11/01/2010 ............................       455,060
    531,280   Pool #G10555
               6.000% due 06/01/2011 ............................       505,045
    426,940   Pool #E00543
               6.000% due 03/01/2013 ............................       405,858
    377,395   Pool #E00538
               6.500% due 03/01/2013 ............................       366,424
    856,784   Pool #E70003
               6.000% due 04/01/2013 ............................       814,475
                                                                   ------------
                                                                      2,966,415
                                                                   ------------
  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 2.4%
  1,000,000    6.800% due 01/10/2003 ............................     1,003,521
     50,923   Pool #703550
               8.500% due 03/01/2004 ............................        52,546
      3,954   Pool #440260
               8.500% due 08/01/2006 ............................         4,080
     96,265   Pool #127336
               8.500% due 08/01/2006 ............................        99,332
    242,045   Pool #341094
               6.500% due 04/01/2011 ............................       235,009
    271,304   Pool #344243
               6.500% due 04/01/2011 ............................       263,417
    607,858   Pool #414154
               6.000% due 02/01/2013 ............................       577,271
    852,762   Pool #425895
               6.000% due 04/01/2013 ............................       809,851
    594,293   Pool #379881
               6.500% due 04/01/2013 ............................       577,017
    609,883   Pool #419878
               6.500% due 04/01/2013 ............................       592,153
     90,897   Pool #103363
               7.820% due 12/01/2017 ............................        93,227
    231,294   Pool #299481
               8.000% due 04/01/2025 ............................       233,172
     25,934   Pool #332150
               8.500% due 12/01/2025 ............................        26,598
    456,616   Pool #397498
               7.500% due 08/01/2027 ............................       451,762
                                                                   ------------
                                                                      5,018,956
                                                                   ------------
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- 1.4%
    147,761   Pool #351992
               6.000% due 12/15/2008 ............................       140,049
    132,762   Pool #368358
               6.000% due 01/15/2009 ............................       125,833
    353,959   Pool #430587
               6.500% due 02/15/2013 ............................       343,450
    806,801   Pool #456797
               6.000% due 04/15/2013 ............................       764,694
      4,968   Pool #147899
               10.000% due 02/15/2016 ...........................         5,393
      4,975   Pool #161670
               9.500% due 09/15/2016 ............................         5,301






   PRINCIPAL                                                          VALUE
    AMOUNT                                                           (NOTE 1)
  -----------                                                      ------------

   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
    (GNMA) -- (CONTINUED)
$   380,063   Pool #192568
               8.000% due 05/15/2017 ............................  $    384,099
    116,493   Pool #223830
               8.000% due 06/15/2017 ............................       117,730
     56,128   Pool #229269
               8.000% due 07/15/2017 ............................        56,724
     12,931   Pool #284666
               9.500% due 03/15/2020 ............................        13,780
     18,036   Pool #286024
               10.000% due 04/15/2020 ...........................        19,580
     98,716   Pool #308911
               9.500% due 07/15/2021 ............................       105,194
    216,846   Pool #388581
               7.500% due 01/15/2024 ............................       214,541
     95,657   Pool #398795
               8.500% due 07/15/2026 ............................        98,437
     98,771   Pool #399003
               9.000% due 12/15/2026 ............................       103,431
    469,202   Pool #452930
               7.500% due 07/15/2027 ............................       464,215
                                                                   ------------
                                                                      2,962,451
                                                                   ------------
              Total U.S. Government Agency Obligations
               (Cost $14,470,886) ...............................    13,971,551
                                                                   ------------
U.S. TREASURY OBLIGATIONS -- 35.8%
   U.S. TREASURY NOTES -- 35.8%
  1,000,000   5.750% due 11/15/2000 .............................       997,340
  4,500,000   4.625% due 12/31/2000 .............................     4,436,145
  6,000,000   5.000% due 02/28/2001 .............................     5,926,200
  5,000,000   5.625% due 02/28/2001 .............................     4,971,750
  2,000,000   4.875% due 03/31/2001 .............................     1,969,320
  4,500,000   5.000% due 04/30/2001 .............................     4,434,750
  6,000,000   6.625% due 06/30/2001 .............................     6,035,700
  3,000,000   5.625% due 09/30/2001 .............................     2,971,140
  1,000,000   5.875% due 11/30/2001 .............................       993,640
  3,000,000   6.250% due 01/31/2002 .............................     2,999,790
  4,000,000   6.625% due 04/30/2002 .............................     4,030,640
  5,000,000   6.250% due 06/30/2002 .............................     4,998,800
  2,000,000   6.000% due 07/31/2002 .............................     1,989,080
  5,000,000   5.750% due 10/31/2002 .............................     4,933,100
  1,000,000   5.625% due 12/31/2002 .............................       982,370
  1,000,000   5.500% due 01/31/2003 .............................       977,340
  3,000,000   5.500% due 02/28/2003 .............................     2,928,630
  6,000,000   5.500% due 05/31/2003 .............................     5,845,500
  5,000,000   5.250% due 08/15/2003 .............................     4,822,750
  3,000,000   5.250% due 05/15/2004 .............................     2,874,540
  4,000,000   6.000% due 08/15/2004 .............................     3,938,120
                                                                   ------------
              Total U.S. Treasury Obligations
               (Cost $75,189,375) ...............................    74,056,645
                                                                   ------------
DISCOUNT COMMERCIAL PAPER -- 3.7%
  (Cost $7,711,286)
  7,713,000   UBS Finance,
               3.651%(DOUBLE DAGGER) due 01/03/2000 .............     7,711,286
                                                                   ------------
TOTAL INVESTMENTS (COST $206,341,662*) ................    98.0%    202,857,032
OTHER ASSETS AND LIABILITIES (NET) ....................      2.0      4,251,645
                                                          ------   ------------
NET ASSETS ............................................   100.0%   $207,108,677
                                                          ======   ============
------------------------------
 *                             Aggregate cost for Federal tax purposes was
                               $206,350,592.
**                             Security is exempt from  registration  under Rule
                               144A of the Securities Act of 1933. These
                               securities may be resold in transactions exempt
                               from registration to qualified institutional
                               buyers.
(DOUBLE DAGGER)                Annualized yield at date of purchase.
(DOUBLE DAGGER)(DOUBLE DAGGER) Floating Rate security.
                               Rate shown is in effect at 12/31/1999.


                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

                                  THE GCG TRUST
                           GLOBAL FIXED INCOME SERIES

                                DECEMBER 31, 1999

   PRINCIPAL                                                          VALUE
    AMOUNT                                                           (NOTE 1)
  -----------                                                       -----------

GOVERNMENT BONDS -- 94.6%
  AUSTRALIA -- 3.6%
              Queensland Treasury Corporation:
$   920,000    8.000% due 05/14/2003 .............................  $   625,859
    750,000    6.500% due 06/14/2005 .............................      481,789
                                                                    -----------
                                                                      1,107,648
                                                                    -----------
  BELGIUM -- 3.3%
  1,000,000   Kingdom of Belgium,
               6.500% due 03/25/2002 .............................      994,500
                                                                    -----------
  CANADA -- 4.4%
  1,970,000   Government of Canada,
               5.250% due 09/01/2003 .............................    1,323,114
                                                                    -----------
  DENMARK -- 3.3%
              Kingdom of Denmark:
  4,675,000    6.000% due 11/15/2002 .............................      649,694
  2,610,000    5.000% due 08/15/2005 .............................      347,581
                                                                    -----------
                                                                        997,275
                                                                    -----------
  FRANCE -- 8.7%
              Government of France:
    614,000    5.500% due 04/25/2004 .............................      635,583
    800,000    3.500% due 07/12/2004 .............................      762,166
  1,323,000    5.500% due 04/25/2029 .............................    1,247,439
                                                                    -----------
                                                                      2,645,188
                                                                    -----------
  GERMANY -- 20.3%
    526,000   Bundesobligation,
               4.500% due 05/17/2002 .............................      531,668
              Bundesrepublik:
    447,000    5.125% due 11/21/2000 .............................      455,576
     76,000    5.250% due 02/21/2001 .............................       77,703
    665,000    6.750% due 07/15/2004 .............................      721,364
  1,313,000    6.000% due 01/05/2006 .............................    1,384,810
  1,799,000    6.000% due 01/04/2007 .............................    1,895,578
  1,210,000    3.750% due 01/04/2009 .............................    1,084,098
                                                                    -----------
                                                                      6,150,797
                                                                    -----------
  GREECE -- 1.8%
187,500,000   Hellenic Republic,
               6.000% due 02/19/2006 .............................      560,869
                                                                    -----------
  ITALY -- 7.3% Republic of Italy:
    850,000    3.000% due 06/15/2002 .............................      838,012
    840,000    3.750% due 09/01/2002 .............................      830,353
    590,000    6.000% due 05/29/2008 .............................      536,163
                                                                    -----------
                                                                      2,204,528
                                                                    -----------
  JAPAN -- 1.4%
    250,000   Japan Financial Corporation for
               Municipal Enterprises,
               8.375% due 12/07/2006 .............................      437,504
                                                                    -----------
  NETHERLANDS -- 4.3%
  1,230,000   Dutch Government,
               6.000% due 01/15/2006 .............................    1,295,041
                                                                    -----------
  SPAIN -- 4.2% Government of Spain:
    760,000    4.500% due 07/30/2004 .............................      752,139
    540,000    4.500% due 07/30/2004 .............................      533,662
                                                                    -----------
                                                                      1,285,801
                                                                    -----------
  SUPRANATIONAL -- 6.6%
    560,000   Asian Development Bank,
               6.750% due 06/11/2007 .............................      550,032
    430,000   European Investment Bank,
               8.000% due 06/10/2003 .............................      717,014
              Kfw International Finance:
    150,000    5.500% due 06/18/2004 .............................      230,483
    320,000    5.500% due 06/18/2004 .............................      491,697
                                                                    -----------
                                                                      1,989,226
                                                                    -----------




   PRINCIPAL                                                          VALUE
    AMOUNT                                                           (NOTE 1)
  -----------                                                       -----------

  UNITED KINGDOM -- 4.5%
              U.K. Treasury:
$   440,000    7.000% due 06/07/2002 .............................  $   720,682
    405,000    6.500% due 12/07/2003 .............................      661,244
                                                                    -----------
                                                                      1,381,926
                                                                    -----------
  UNITED STATES -- 20.9%
    830,000   Federal National Mortgage Association,
               4.625% due 10/15/2001 .............................      804,457
              U.S. Treasury Bonds:
  1,690,000    7.250% due 05/15/2016 .............................    1,767,605
  1,730,000    7.500% due 11/15/2016 .............................    1,852,017
              U.S. Treasury Notes:
    930,000    5.500% due 02/15/2008 .............................      871,419
    580,000    5.625% due 05/15/2008 .............................      545,809
    580,000    4.750% due 11/15/2008 .............................      512,007
                                                                    -----------
                                                                      6,353,314
                                                                    -----------
              Total Government Bonds
               (Cost $30,741,860) ................................   28,726,731
                                                                    -----------
TOTAL INVESTMENTS (COST $30,741,860*) ..................   94.6%     28,726,731
OTHER ASSETS AND LIABILITIES (NET) .....................     5.4      1,644,666
                                                          ------   ------------
NET ASSETS .............................................  100.0%    $30,371,397
                                                          ======   ============
------------------------------
*  Aggregate cost for Federal tax purposes.

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                  CAD -- Canadian Dollar
                  DK -- Danish Kroner
                  EMU -- European Monetary Unit
                  GBP -- Great British Pound Sterling
                  JPY -- Japanese Yen
--------------------------------------------------------------------------------

                               SCHEDULE OF FORWARD
                       FOREIGN CURRENCY EXCHANGE CONTRACTS

                        FORWARD FOREIGN CURRENCY EXCHANGE
                                CONTRACTS TO BUY

                CONTRACTS TO RECEIVE
            ------------------------------
EXPIRATION       LOCAL         IN EXCHANGE   VALUE IN     UNREALIZED
   DATE        CURRENCY        FOR U.S. $      U.S. $    APPRECIATION
 ----------  ----------------  ------------  ----------  --------------
02/18/2000  JPY  640,684,050  $6,220,606    $6,322,397     $101,791
03/01/2000  CAD      285,000     194,539       197,729        3,190
                                                         ----------
                                                           $104,981
                                                         ----------

                        FORWARD FOREIGN CURRENCY EXCHANGE
                                CONTRACTS TO SELL

                CONTRACTS TO DELIVER
            ------------------------------                UNREALIZED
EXPIRATION       LOCAL       IN EXCHANGE    VALUE IN     APPRECIATION/
   DATE        CURRENCY      FOR U.S. $      U.S. $     (DEPRECIATION)
----------  ----------------  ------------  ----------  --------------
02/10/2000  EMU    1,200,000  $1,225,896    $1,212,536    $ 13,360
02/25/2000  GBP      810,000   1,312,783     1,308,473       4,310
02/28/2000  DK     6,300,000     903,744       856,032      47,712
03/01/2000  CAD      970,000     658,520       672,974     (14,454)
                                                          --------
                                                          $ 50,928
                                                          --------
 Net Unrealized Appreciation of Forward
   Foreign Currency Exchange Contracts ................   $155,909
                                                          ========


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
    PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                               TOTAL RETURN SERIES

                                DECEMBER 31, 1999


                                                                      VALUE
   SHARES                                                            (NOTE 1)
  ---------                                                        ------------

COMMON STOCKS -- 53.4%
   AEROSPACE/DEFENSE -- 1.3%
    200,000   Fuji Heavy Industries Ltd. ........................  $  1,370,265
     75,000   Honeywell International Inc. ......................     4,326,562
    214,000   Mitsubishi Motors Corporation(DAGGER) .............       730,997
     32,759   Raytheon Company, Class A .........................       812,833
     26,800   United Technologies Corporation ...................     1,742,000
                                                                   ------------
                                                                      8,982,657
                                                                   ------------
   AUTOMOTIVE -- 1.9%
    167,200   Delphi Automotive Systems Corporation .............     2,633,400
     72,300   Ford Motor Company ................................     3,863,531
    121,500   TRW Inc. ..........................................     6,310,406
                                                                   ------------
                                                                     12,807,337
                                                                   ------------
   BANKS -- 2.7%
     70,400   Bank of America Corporation .......................     3,533,200
     76,300   Bank of New York Company, Inc. ....................     3,052,000
     44,800   Bank One Corporation ..............................     1,436,400
    106,600   Mellon Financial Corporation ......................     3,631,062
     84,600   PNC Bank Corporation ..............................     3,764,700
     35,800   State Street Corporation ..........................     2,615,637
                                                                   ------------
                                                                     18,032,999
                                                                   ------------
   BROADCAST, RADIO AND TELEVISION -- 3.5%
     89,700   Gannett Company, Inc. .............................     7,316,156
     20,400   MediaOne Group, Inc.(DAGGER) ......................     1,566,975
    110,500   The New York Times Company, Class A ...............     5,428,312
     93,700   Time Warner Inc. ..................................     6,787,394
     47,300   Tribune Company ...................................     2,604,456
                                                                   ------------
                                                                     23,703,293
                                                                   ------------
   CHEMICALS -- 2.2%
    152,400   Akzo Nobel N.V. ...................................     7,644,545
      7,300   The Dow Chemical Company ..........................       975,462
    101,000   Engelhard Corporation .............................     1,906,375
    103,300   Rohm & Haas Company ...............................     4,203,019
                                                                   ------------
                                                                     14,729,401
                                                                   ------------
   COMPUTER INDUSTRY -- 1.2%
     30,800   Hewlett-Packard Company ...........................     3,509,275
     43,900   International Business Machines Corporation .......     4,741,200
                                                                   ------------
                                                                      8,250,475
                                                                   ------------
   CONSUMER PRODUCTS -- 0.8%
      6,000   Eastman Kodak Company .............................       397,500
     72,000   Fortune Brands, Inc. ..............................     2,380,500
     35,000   Kimberly-Clark Corporation ........................     2,283,750
     15,000   The Sherwin-Williams Company ......................       315,000
                                                                   ------------
                                                                      5,376,750
                                                                   ------------
   ELECTRONICS -- 1.6%
      5,170   Agilent Technologies, Inc.(DAGGER) ................       399,706
     98,500   Emerson Electric Company ..........................     5,651,437
    275,000   Hitachi Ltd. ......................................     4,414,212
                                                                   ------------
                                                                     10,465,355
                                                                   ------------
   FINANCIAL SERVICES -- 2.4%
     10,600   American Express Company ..........................     1,762,250
     97,250   Citigroup, Inc. ...................................     5,403,453
     90,700   Edwards (A.G.), Inc. ..............................     2,908,069
     23,600   Freddie Mac .......................................     1,110,675
     26,400   Merrill Lynch & Company, Inc. .....................     2,204,400
     20,000   Morgan Stanley Dean Witter & Company ..............     2,855,000
                                                                   ------------
                                                                     16,243,847
                                                                   ------------



                                                                      VALUE
   SHARES                                                            (NOTE 1)
  ---------                                                        ------------

   FOOD AND BEVERAGES -- 3.2%
     20,000   Anheuser-Busch Companies, Inc. ....................  $  1,417,500
    229,488   Archer-Daniels Midland Company ....................     2,796,885
     24,000   Bestfoods .........................................     1,261,500
    360,547   Diageo Plc ........................................     2,900,310
     67,200   General Mills, Inc. ...............................     2,402,400
     30,500   Hershey Foods Corporation .........................     1,448,750
     24,300   McCormick & Company, Inc. .........................       722,925
      2,605   Nestle S.A. .......................................     4,772,207
     52,800   The Quaker Oats Company ...........................     3,465,000
                                                                   ------------
                                                                     21,187,477
                                                                   ------------
   HEALTH CARE -- 0.1%
     11,400   Baxter International Inc. .........................       716,062
                                                                   ------------
   HOTELS/RESORTS -- 0.6%
    106,000   Harrah's Entertainment, Inc.(DAGGER) ..............     2,802,375
     19,600   Hilton Hotels Corporation .........................       188,650
     23,000   MGM Grand, Inc.(DAGGER) ...........................     1,157,187
                                                                   ------------
                                                                      4,148,212
                                                                   ------------
   INSURANCE -- 6.7%
     48,900   The Allstate Corporation ..........................     1,173,600
     20,750   American International Group, Inc. ................     2,243,594
     48,400   Aon Corporation ...................................     1,936,000
     20,200   AXA ...............................................     2,815,949
    135,800   AXA Financial, Inc. ...............................     4,600,225
     39,500   The Chubb Corporation .............................     2,224,344
     53,300   CIGNA Corporation .................................     4,293,981
    164,600   The Hartford Financial Services
               Group, Inc. ......................................     7,797,925
     33,650   Jefferson-Pilot Corporation .......................     2,296,612
    141,400   Lincoln National Corporation ......................     5,656,000
     19,700   Marsh & McLennan Companies, Inc. ..................     1,885,044
     96,100   ReliaStar Financial Corporation ...................     3,765,919
    139,800   The St. Paul Companies, Inc. ......................     4,709,512
                                                                   ------------
                                                                     45,398,705
                                                                   ------------
   LEISURE ENTERTAINMENT -- 0.3%
     76,800   The Walt Disney Company ...........................     2,246,400
                                                                   ------------
   MANUFACTURING -- 0.8%
     43,800   Deere & Company ...................................     1,899,825
      6,900   General Electric Company ..........................     1,067,775
     26,800   Ingersoll-Rand Company ............................     1,475,675
     12,200   PPG Industries, Inc. ..............................       763,262
     10,306   Tyco International Ltd. ...........................       400,646
                                                                   ------------
                                                                      5,607,183
                                                                   ------------
   METALS/MINING -- 0.3%
     22,500   Alcoa Inc. ........................................     1,867,500
     22,300   CONSOL Energy Inc. ................................       225,787
                                                                   ------------
                                                                      2,093,287
                                                                   ------------
   OIL AND GAS -- 9.8%
     21,000   Apache Corporation ................................       775,687
    228,542   BP Amoco Plc, ADR .................................    13,555,397
     20,800   Chevron Corporation ...............................     1,801,800
    201,500   The Coastal Corporation ...........................     7,140,656
     44,150   Columbia Energy Group .............................     2,792,487
    143,200   Conoco Inc., Class A ..............................     3,544,200
     69,000   Devon Energy Corporation ..........................     2,268,375
     80,800   El Paso Energy Corporation ........................     3,136,050
    102,058   Exxon Mobil Corporation ...........................     8,222,014
    137,800   Halliburton Company ...............................     5,546,450
     83,900   National Fuel Gas Company .........................     3,901,350


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                               TOTAL RETURN SERIES

                                DECEMBER 31, 1999


                                                                      VALUE
   SHARES                                                            (NOTE 1)
  ---------                                                        ------------

COMMON STOCKS -- (CONTINUED)
   OIL AND GAS -- (CONTINUED)
    204,700   Noble Drilling Corporation(DAGGER) ................  $  6,703,925
     47,000   Royal Dutch Petroleum Company,
               NY Shares ........................................     2,840,563
      6,700   Texaco Inc. .......................................       363,894
     45,600   Unocal Corporation ................................     1,530,450
     67,300   The Williams Companies, Inc. ......................     2,056,856
                                                                   ------------
                                                                     66,180,154
                                                                   ------------
   PAPER AND FOREST PRODUCTS -- 1.5%
     81,200   Bowater Inc. ......................................     4,410,175
     70,300   Champion International Corporation ................     4,354,206
     24,700   International Paper Company .......................     1,394,006
                                                                   ------------
                                                                     10,158,387
                                                                   ------------
   PHARMACEUTICALS -- 1.1%
     56,800   American Home Products Corporation ................     2,240,050
     12,000   Bristol-Myers Squibb Company ......................       770,250
     62,900   Pharmacia & Upjohn, Inc. ..........................     2,830,500
     26,400   SmithKline Beecham Plc, ADR .......................     1,701,150
                                                                   ------------
                                                                      7,541,950
                                                                   ------------
   REAL ESTATE INVESTMENT TRUSTS -- 0.0%#
      7,000   Boston Properties, Inc. ...........................       217,875
                                                                   ------------
   RESTAURANTS -- 0.6%
     94,300   McDonald's Corporation ............................     3,801,469
                                                                   ------------
   RETAIL -- 1.1%
     26,300   Dayton Hudson Corporation .........................     1,931,406
    134,300   The Kroger Company(DAGGER) ........................     2,534,912
     71,400   Safeway Inc.(DAGGER) ..............................     2,539,162
                                                                   ------------
                                                                      7,005,480
                                                                   ------------
   SERVICES -- 0.3%
     15,500   W.W. Grainger, Inc. ...............................       741,094
     61,900   Xerox Corporation .................................     1,404,356
                                                                   ------------
                                                                      2,145,450
                                                                   ------------
   TELECOMMUNICATIONS -- 6.7%
     15,000   ALLTEL Corporation ................................     1,240,312
     38,150   AT&T Corporation ..................................     1,936,112
     41,300   Bell Atlantic Corporation .........................     2,542,531
    161,700   GTE Corporation ...................................    11,409,956
     70,000   Motorola, Inc. ....................................    10,307,500
     52,000   Nippon Telegraph & Telephone
               Corporation, ADR .................................     4,478,500
    141,066   SBC Communications Inc. ...........................     6,876,967
     32,900   Sprint Corporation ................................     2,214,581
     33,000   Telephone and Data Systems, Inc. ..................     4,158,000
                                                                   ------------
                                                                     45,164,459
                                                                   ------------
   TRANSPORTATION -- 0.4%
     49,100   Burlington Northern Santa Fe Corporation ..........     1,190,675
     31,800   Canadian National Railway Company .................       836,737
      9,520   United Parcel Service, Inc., Class B(DAGGER) ......       656,880
                                                                   ------------
                                                                      2,684,292
                                                                   ------------
   UTILITIES -- 2.3%
     75,200   Carolina Power & Light Company ....................     2,288,900
     33,700   CMS Energy Corporation ............................     1,051,019
     58,000   Duke Energy Corporation ...........................     2,907,250
     52,700   Eastern Enterprises ...............................     3,026,956
     37,000   FirstEnergy Corporation ...........................       839,437
     13,700   GPU, Inc. .........................................       410,144
     69,700   Pinnacle West Capital Corporation .................     2,130,206



                                                                      VALUE
   SHARES                                                            (NOTE 1)
  ---------                                                        ------------



   UTILITIES -- (CONTINUED)
     55,152   Sierra Pacific Resources ..........................  $    954,819
     22,800   Texas Utilities Company ...........................       810,825
     47,000   Washington Gas Light Company ......................     1,292,500
                                                                   ------------
                                                                     15,712,056
                                                                   ------------
              Total Common Stocks
               (Cost $336,017,969) ..............................   360,601,012
                                                                   ------------
PREFERRED STOCKS -- 2.2%
   FINANCIAL SERVICES -- 0.0%#
      5,038   NB Capital Corporation ............................       108,317
                                                                   ------------
   FOOD AND BEVERAGES -- 0.2%
     25,100   The Seagram Company Ltd. ..........................     1,129,500
                                                                   ------------
   INSURANCE -- 0.3%
     81,900   Lincoln National Corporation ......................     1,801,800
                                                                   ------------
   MANUFACTURING -- 0.3%
     68,600   Owens-Illinois, Inc. ..............................     2,143,750
                                                                   ------------
   OIL AND GAS -- 0.5%
     43,900   Apache Corporation ................................     1,558,450
     38,600   El Paso Energy Capital Trust I ....................     1,944,475
                                                                   ------------
                                                                      3,502,925
                                                                   ------------
   RETAIL -- 0.3%
     34,900   CVS Corporation ...................................     2,486,625
                                                                   ------------
   UTILITIES -- 0.6%
     47,700   CMS Energy Corporation ............................     1,615,838
     30,000   NiSource Inc. .....................................     1,081,875
     29,100   Texas Utilities Company                                 1,269,488
                                                                   ------------
                                                                      3,967,201
                                                                   ------------
              Total Preferred Stocks
               (Cost $16,756,565) ...............................    15,140,118
                                                                   ------------
   PRINCIPAL
    AMOUNT
  -----------
CORPORATE BONDS -- 22.8%
   ADVERTISING -- 0.0%#
$     250,000 Outdoor Systems, Inc.,
               8.875% due 06/15/2007 ............................       256,875
                                                                   ------------
   AEROSPACE/DEFENSE -- 0.1%
    600,000   BE Aerospace, Inc.,
               8.000% due 03/01/2008 ............................       525,000
    237,000   Raytheon Company,
               7.200% due 08/15/2027 ............................       212,034
                                                                   ------------
                                                                        737,034
                                                                   ------------
   AIRLINES -- 1.0%
    612,000   American Airlines, Inc.,
               6.855% due 04/15/2009 ............................       603,539
  1,776,000   Atlas Air, Inc.,
               7.200% due 01/02/2019 ............................     1,640,251
              Continental Airlines, Inc.:
     91,141    9.500% due 10/15/2013 ............................        97,663
     23,249    10.220% due 07/02/2014 ...........................        24,378
  1,223,100    6.648% due 09/15/2017 ............................     1,107,108
    488,790    6.545% due 02/02/2019 ............................       443,638
  1,100,000    7.256% due 03/15/2020 ............................     1,051,859
              Northwest Airlines, Inc.:
    649,000    7.575% due 03/01/2019 ............................       623,738
  1,498,733    6.810% due 02/01/2020 ............................     1,369,171
                                                                   ------------
                                                                      6,961,345
                                                                   ------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                               TOTAL RETURN SERIES

                                DECEMBER 31, 1999

   PRINCIPAL                                                          VALUE
    AMOUNT                                                           (NOTE 1)
  -----------                                                      ------------

CORPORATE BONDS -- (CONTINUED)
  AUTOMOTIVE -- 1.4%
              DaimlerChrysler North America
               Holding Corporation:
$ 5,464,000    6.630% due 09/21/2001 ............................  $  5,440,444
    208,000    7.200% due 09/01/2009 ............................       204,565
    375,000   Federal-Mogul Corporation,
               7.500% due 07/01/2004 ............................       355,358
              Ford Motor Company:
    627,000    6.625% due 10/01/2028 ............................       546,900
  1,106,000    7.450% due 07/16/2031 ............................     1,066,416
    280,000    8.900% due 01/15/2032 ............................       315,689
    335,000   General Motors Corporation,
               9.400% due 07/15/2021 ............................       389,479
    789,000   Lear Corporation,
               7.960% due 05/15/2005** ..........................       760,418
    542,000   TRW Inc.,
               7.125% due 06/01/2009** ..........................       515,833
                                                                   ------------
                                                                      9,595,102
                                                                   ------------
  BANKS -- 0.3%
  1,318,000   The Chase Manhattan Corporation,
               6.750% due 12/01/2004 ............................     1,277,806
    225,000   Riggs National Corporation,
               9.650% due 06/15/2009 ............................       225,802
    250,000   Washington Mutual Capital I,
               8.375% due 06/01/2027 ............................       239,478
                                                                   ------------
                                                                      1,743,086
                                                                   ------------
  BROADCAST, RADIO AND TELEVISION -- 0.6%
  1,000,000   Adelphia Communications Corporation,
               10.178%(a) due 01/15/2008 ........................       443,750
    250,000   AMFM, Inc.,
               8.750% due 06/15/2007 ............................       253,125
    792,000   Belo (A.H.) Corporation,
               7.750% due 06/01/2027 ............................       747,858
    300,000   FrontierVision L.P.,
               11.000% due 10/15/2006 ...........................       319,500
  2,224,000   Hearst-Argyle Television, Inc.,
               7.500% due 11/15/2027 ............................     2,068,280
    357,000   News America Inc.,
               6.703% due 05/21/2004 ............................       344,426
                                                                   ------------
                                                                      4,176,939
                                                                   ------------
  CHEMICALS -- 0.3%
  2,090,000   Lyondell Chemical Company,
               9.625% due 05/01/2007 ............................     2,147,475
                                                                   ------------
  COMPUTER INDUSTRY -- 0.0%#
    238,000   Unisys Corporation,
               12.000% due 04/15/2003 ...........................       255,255
                                                                   ------------
  CONSTRUCTION / BUILDING MATERIALS -- 0.4%
  2,197,000   McDermott Inc.,
               9.375% due 03/15/2002 ............................     2,247,645
    300,000   Nortek, Inc.,
               9.250% due 03/15/2007 ............................       294,000
                                                                   ------------
                                                                      2,541,645
                                                                   ------------
  CONSUMER PRODUCTS -- 0.0%#
     84,000   Jones Apparel Group, Inc.,
               6.250% due 10/01/2001** ..........................        81,795
    252,000   Tommy Hilfiger Corporation,
               6.500% due 06/01/2003 ............................       240,479
                                                                   ------------
                                                                        322,274
                                                                   ------------


   PRINCIPAL                                                          VALUE
    AMOUNT                                                           (NOTE 1)
  -----------                                                      ------------

  ELECTRONICS -- 0.1%
$   220,000   LSI Logic Corporation,
               4.250% due 03/15/2004**^ .........................  $    499,675
                                                                   ------------
  FINANCIAL SERVICES -- 5.5%
              Aristar, Inc.:
    716,000    7.375% due 09/01/2004 ............................       712,789
    392,000    7.250% due 06/15/2006 ............................       384,761
              Associates Corporation of North America:
  3,180,000    5.750% due 11/01/2003 ............................     3,030,298
  1,361,000    5.500% due 02/15/2004 ............................     1,279,035
    322,000   AT&T Capital Corporation,
               6.250% due 05/15/2001 ............................       318,725
  1,032,000   Beaver Valley Funding Corporation,
               9.000% due 06/01/2017 ............................     1,030,710
  3,990,000   Bell Atlantic Financial Services, Inc.,
               4.250% due 09/15/2005** ..........................     4,907,700
    100,000   Capital One Financial Corporation,
               7.250% due 12/01/2003 ............................        97,878
    801,000   Conseco Financial Corporation,
               10.250% due 06/01/2002 ...........................       838,089
    100,000   Colonial Capital II,
               8.920% due 01/15/2027 ............................        88,611
    510,000   Countrywide Home Loans, Inc.,
               6.250% due 04/15/2009 ............................       458,820
  1,250,000   Criimi Mae Commercial Mortgage Trust,
               7.000% due 03/02/2011 ............................     1,023,438
    665,000   Finova Capital Corporation,
               6.125% due 03/15/2004 ............................       632,123
              Ford Motor Credit Company:
  2,359,000    5.750% due 02/23/2004 ............................     2,236,817
  3,107,000    6.700% due 07/16/2004 ............................     3,042,825
  2,591,000    7.375% due 10/28/2009 ............................     2,563,074
              General Electric Capital Corporation:
    457,000    8.850% due 03/01/2007 ............................       495,328
    929,000    8.625% due 06/15/2008 ............................     1,000,792
  1,073,000    8.300% due 09/20/2009 ............................     1,140,378
              General Motors Acceptance Corporation:
  2,500,000    7.375% due 06/18/2001 ............................     2,520,915
    732,000    5.950% due 03/14/2003 ............................       706,587
              GS Escrow Corporation:
  1,211,000    6.750% due 08/01/2001** ..........................     1,176,184
  1,231,000    7.125% due 08/01/2005 ............................     1,100,355
  3,000,000   Goldman Sachs Group L.P.,
               5.900% due 01/15/2003** ..........................     2,893,512
    627,000   John Deere Capital Corporation,
               7.000% due 10/15/2002 ............................       623,793
              Midamerican Funding LLC:
    220,000    5.850% due 03/01/2001** ..........................       217,206
    687,000    6.927% due 03/01/2029** ..........................       596,200
              Midland Funding Corporation:
     82,042    10.330% due 07/23/2002 ...........................        86,260
     31,000    11.750% due 07/23/2005 ...........................        33,842
  1,121,000   Morgan Stanley Dean Witter & Company,
               7.125% due 01/15/2003 ............................     1,120,387
    401,000   Socgen Real Estate LLC,
               7.640% due 12/29/2049** ..........................       368,184
    793,000   SunAmerica Institutional Funding,
               5.750% due 02/16/2009 ............................       707,753
                                                                   ------------
                                                                     37,433,369
                                                                   ------------
  FOOD AND BEVERAGES -- 0.6%
              Joseph E. Seagrams and Sons, Inc.:
  1,042,000    5.790% due 04/15/2001 ............................     1,023,109
  1,355,000    6.400% due 12/15/2003 ............................     1,306,270


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                               TOTAL RETURN SERIES

                                DECEMBER 31, 1999

   PRINCIPAL                                                          VALUE
    AMOUNT                                                           (NOTE 1)
  -----------                                                      ------------

CORPORATE BONDS -- (CONTINUED)
  FOOD AND BEVERAGES -- (CONTINUED)
              Joseph E. Seagrams and Sons, Inc. (Continued):
$ 1,193,000    7.500% due 12/15/2018 ............................  $  1,130,241
    440,000    7.600% due 12/15/2028 ............................       415,740
    165,000   Nabisco, Inc.,
               6.375% due 02/01/2005 ............................       155,278
                                                                   ------------
                                                                      4,030,638
                                                                   ------------
  INSURANCE -- 0.8%
  1,822,000   AFLAC, Inc.,
               6.500% due 04/15/2009 ............................     1,673,410
    356,000   Atlantic Mutual Insurance Company,
               8.150% due 02/15/2028** ..........................       267,954
    430,000   Conseco, Inc.,
               6.400% due 06/15/2001 ............................       419,486
  3,100,000   Loews Corporation,
               3.125% due 09/15/2007 ............................     2,542,000
    380,000   Providian Capital I,
               9.525% due 02/01/2027** ..........................       322,960
                                                                   ------------
                                                                      5,225,810
                                                                   ------------
  LEISURE ENTERTAINMENT -- 1.2%
              Time Warner Entertainment:
  6,297,000    6.100% due 12/30/2001** ..........................     6,196,348
  1,240,000    10.150% due 05/01/2012 ...........................     1,461,561
    106,000    8.375% due 03/15/2023 ............................       110,833
                                                                   ------------
                                                                      7,768,742
                                                                   ------------
  MANUFACTURING -- 0.3%
    823,000   Cooper Tire and Rubber Company,
               7.250% due 12/16/2002 ............................       817,741
    441,000   Eaton Corporation,
               6.950% due 11/15/2004 ............................       431,738
    494,000   Owens-Illinois, Inc.,
               8.100% due 05/15/2007 ............................       470,258
                                                                   ------------
                                                                      1,719,737
                                                                   ------------
  OIL AND GAS -- 1.1%
  1,258,000   The Coastal Corporation,
               6.200% due 05/15/2004 ............................     1,200,768
    993,000   Northern Natural Gas Company,
               7.000% due 06/01/2011** ..........................       921,008
    948,000   Occidental Petroleum Corporation,
               6.400% due 04/01/2013 ............................       913,742
  3,171,000   Phillips Petroleum Company,
               7.000% due 03/30/2029 ............................     2,857,673
    650,000   Tennessee Gas Pipeline Company,
               7.625% due 04/01/2037 ............................       595,022
    100,000   Texas Gas Transmission Corporation,
               7.250% due 07/15/2027 ............................        91,120
    205,000   Ultramar Diamond Shamrock Corporation,
               7.200% due 10/15/2017 ............................       183,946
    650,000   The Williams Companies, Inc.,
               7.625% due 07/15/2019 ............................       625,505
    376,000   Williams Gas Pipeline,
               7.375% due 11/15/2006**^ .........................       367,168
                                                                   ------------
                                                                      7,755,952
                                                                   ------------
  PAPER AND FOREST PRODUCTS -- 1.4%
              Georgia Pacific Corporation:
    321,000    9.950% due 06/15/2002 ............................       339,667
  2,500,000    7.700% due 06/15/2015 ............................     2,429,009
     10,000    9.875% due 11/01/2021 ............................        10,804
  1,000,000    9.500% due 05/15/2022 ............................     1,058,677
    284,000    7.250% due 06/01/2028 ............................       256,233



   PRINCIPAL                                                          VALUE
    AMOUNT                                                           (NOTE 1)
  -----------                                                      ------------

PAPER AND FOREST PRODUCTS -- (CONTINUED)
 $4,906,000    7.750% due 11/15/2029 ............................  $  4,688,531
    153,000   Upm-Kymmene Corporation,
               7.450% due 11/26/2027** ..........................       138,294
    250,000   U.S. Timberlands Klamath Falls, LLC,
               9.625% due 11/15/2007 ............................       232,188
                                                                   ------------
                                                                      9,153,403
                                                                   ------------
  PHARMACEUTICALS -- 0.1%
              Rite Aid Corporation:
    947,000    6.000% due 10/01/2003** ..........................       658,165
    314,000    7.125% due 01/15/2007 ............................       238,640
                                                                   ------------
                                                                        896,805
                                                                   ------------
  RETAIL -- 0.5%
              Federated Department Stores, Inc.,
  1,615,000    8.500% due 06/15/2003 ............................     1,666,475
    195,000    6.300% due 04/01/2009 ............................       177,235
    357,000   Saks Inc.,
               7.250% due 12/01/2004 ............................       340,188
  1,183,000   Wal-Mart Stores, Inc.,
               6.550% due 08/10/2004 ............................     1,164,555
                                                                   ------------
                                                                      3,348,453
                                                                   ------------
  SERVICES -- 0.3%
    427,000   Protection One Alarm
               Monitoring, Inc.,
               7.375% due 08/15/2005 ............................       341,600
              Xerox Corporation:
  1,220,000    0.570% due 04/21/2018** ..........................       655,750
  2,220,000    0.570% due 04/21/2018** ..........................     1,187,700
                                                                   ------------
                                                                      2,185,050
                                                                   ------------
  TELECOMMUNICATIONS -- 2.0%
              AT&T Corporation:
  1,728,000    9.650% due 03/31/2027 ............................     1,904,021
    627,000    6.500% due 03/15/2029 ............................       538,404
              Cable and Wireless
               Communications, Plc:
  1,110,000    6.625% due 03/06/2005 ............................     1,100,411
    325,000    6.750% due 12/01/2008 ............................       322,355
  1,549,000   Comcast Corporation,
               9.125% due 10/15/2006 ............................     1,616,769
    200,000   MCI WorldCom, Inc.,
               8.875% due 01/15/2006 ............................       209,217
    995,000   Qwest Communications
               International, Inc.,
               7.500% due 11/01/2008 ............................       980,075
              Sprint Capital Corporation:
  1,733,000    6.500% due 11/15/2001 ............................     1,717,900
  2,018,000    5.875% due 05/01/2004 ............................     1,915,429
    802,000    6.375% due 05/01/2009 ............................       739,166
  2,315,000    6.900% due 05/01/2019 ............................     2,116,479
    490,000   Telecomunicaciones de Puerto Rico,
               6.650% due 05/15/2006 ............................       461,583
                                                                   ------------
                                                                     13,621,809
                                                                   ------------
  TRANSPORTATION -- 0.3%
    757,000   AMERCO, Inc.,
               7.850% due 05/15/2003 ............................       742,730
              Union Pacific Corporation:
    413,000    5.780% due 10/15/2001 ............................       404,131
    640,000    6.340% due 11/25/2003 ............................       616,259
                                                                   ------------
                                                                      1,763,120
                                                                   ------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                               TOTAL RETURN SERIES

                                DECEMBER 31, 1999

   PRINCIPAL                                                          VALUE
    AMOUNT                                                           (NOTE 1)
  -----------                                                      ------------

CORPORATE BONDS -- (CONTINUED)
  UTILTIES -- 4.5%
$ 2,000,000   AEP Generating Corporation,
               9.810% due 12/07/2021 ............................  $  2,198,044
  1,704,000   CE Generation, LLC,
               7.416% due 12/15/2018** ..........................     1,568,003
              Cleveland Electric Illuminating
               Company:
    680,000    7.670% due 07/01/2004 ............................       673,692
    700,000    9.000% due 07/01/2023 ............................       704,768
    201,000    7.880% due 11/01/2017 ............................       189,677
              CMS Energy Corporation:
    621,000    8.000% due 07/01/2001 ............................       613,984
  2,463,000    8.375% due 07/01/2003 ............................     2,409,720
  1,700,000    6.750% due 01/15/2004 ............................     1,577,370
  1,359,000   Commonwealth Edison Company,
               8.500% due 07/15/2022 ............................     1,339,244
              The Connecticut Light and
               Power Company:
  1,000,000    8.590% due 06/05/2003** ..........................     1,006,380
    415,000    7.875% due 10/01/2024 ............................       417,586
              El Paso Electric Company:
  2,958,000    8.250% due 02/01/2003 ............................     3,001,275
    140,000    8.900% due 02/01/2006 ............................       144,321
    760,000   Empresa Electrica Guacolda S.A.,
               7.600% due 04/30/2001** ..........................       738,150
    682,000   Entergy Mississippi, Inc.,
               6.200% due 05/01/2004 ............................       648,753
     15,000   MidAmerican Energy Holdings,
               7.230% due 09/15/2005 ............................        14,695
              Niagara Mohawk Power Corporation:
    604,877    7.250% due 10/01/2002 ............................       603,302
    213,976    7.625% due 10/01/2005 ............................       214,566
  4,636,000    8.500% due 07/01/2010 ............................     3,505,302
    364,000    8.770% due 01/01/2018 ............................       383,448
    270,000    8.750% due 04/01/2022 ............................       270,555
     90,000    8.500% due 07/01/2023 ............................        87,405
    101,000   North Atlantic Energy Corporation,
               9.050% due 06/01/2002 ............................       101,276
    162,973   Northeast Utilities Corporation,
               8.580% due 12/01/2006 ............................       158,135
              Salton Sea Funding Corporation:
     15,305    7.370% due 05/30/2005 ............................        14,960
    800,000    7.840% due 05/30/2010 ............................       774,229
    862,166   Seabrook Station - Unit 1,
               7.830% due 01/02/2019 ............................       808,605
    227,658   System Energy Resources,
               7.430% due 01/15/2011 ............................       215,799
              Texas Utilities Company:
    371,000    6.150% due 05/15/2002** ..........................       359,786
    514,000    5.940% due 10/15/2011 ............................       505,183
  1,238,000   Toledo Edison Company,
               7.875% due 08/01/2004 ............................     1,240,429
    352,000   UtiliCorp United Inc.,
               7.000% due 07/15/2004 ............................       340,453
  1,222,709   Waterford 3 Funding,
               8.090% due 01/02/2017 ............................     1,168,841
  2,141,000   Wisconsin Electric Power,
               6.625% due 12/01/2002 ............................     2,121,446
                                                                   ------------
                                                                     30,119,382
                                                                   ------------
              Total Corporate Bonds
               (Cost $160,381,378) ..............................   154,258,975
                                                                   ------------



   PRINCIPAL                                                          VALUE
    AMOUNT                                                           (NOTE 1)
  -----------                                                      ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.0%
$   825,000   America Express Credit
               Account Master Trust,
               5.600% due 11/15/2006 ............................  $    768,347
     94,640   Blackrock Capital Finance, LP,
               7.750% due 09/25/2026 ............................        52,052
    405,675   Beneficial Mortgage Corporation,
               6.610%(DOUBLE DAGGER)(DOUBLE DAGGER) due 09/28/2037      404,474
    874,000   Chase Commercial Mortgage
               Securities Corporation,
               6.390% due 11/18/2008 ............................       812,130
    449,000   Criimi Mae CMBS Corporation,
               6.701% due 05/20/2008^ ...........................       402,802
  1,526,000   Ford Credit Auto Owner Trust,
               6.200% due 04/15/2002 ............................     1,523,013
    327,000   Illinois Power Special Purpose Trust,
               5.260% due 06/25/2003 ............................       321,703
              Jet Equipment Trust:
     50,000    9.410% due 06/15/2010** ..........................        53,245
     44,845    8.640% due 11/01/2012** ..........................        45,417
     10,000    10.690% due 11/01/2013** .........................        11,499
              Residential Accredit Loans, Inc.:
  1,000,000    7.000% due 03/25/2028 ............................       942,943
  1,625,000    6.750% due 10/25/2028 ............................     1,521,150
                                                                   ------------
              Total Collateralized Mortgage Obligations
               (Cost $7,185,811) ................................     6,858,775
                                                                   ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 7.5%
  FEDERAL HOME LOAN BANK (FHLB) -- 0.1%
    800,000   5.700% due 03/03/2009 .............................       714,706
                                                                   ------------
  FEDERAL HOME LOAN MORTGAGE CORPORATION
    (GOLD) (FGLMC) -- 0.2%
  1,485,585   Pool #C18106
               6.500% due 11/01/2028 ............................     1,402,021
                                                                   ------------
  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 2.3%
              Pool #410201
  1,270,000    5.722% due 02/01/2009 ............................     1,206,106
    675,000    6.625% due 09/15/2009 ............................       656,001
  2,988,957   Pool #436880
               6.500% due 08/01/2028 ............................     2,818,019
  2,941,303   Pool #430883
               6.500% due 09/01/2028 ............................     2,773,090
    473,055   Pool #440692
               6.500% due 11/01/2028 ............................       446,001
    291,490   Pool #443615
               6.500% due 11/01/2028 ............................       274,820
    309,974   Pool #446373
               6.500% due 11/01/2028 ............................       292,247
  2,971,467   Pool #450807
               6.500% due 11/01/2028 ............................     2,801,529
  1,323,217   Pool #452026
               6.500% due 11/01/2028 ............................     1,247,543
    685,702   Pool #252162
               6.500% due 12/01/2028 ............................       646,486
    316,235   Pool #454393
               6.500% due 12/01/2028 ............................       298,150
    698,251   Pool #479026
               6.500% due 01/01/2029 ............................       658,318
  1,164,709   Pool #513504
               8.000% due 09/01/2029 ............................     1,174,167
                                                                   ------------
                                                                     15,292,477
                                                                   ------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                               TOTAL RETURN SERIES

                                DECEMBER 31, 1999

   PRINCIPAL                                                          VALUE
    AMOUNT                                                           (NOTE 1)
  -----------                                                      ------------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- (CONTINUED)
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- 4.9%
$ 5,594,634   Pool #323416
               8.000% due 05/15/2022 ............................  $  5,654,050
              Pool #780598
    594,282    7.500% due 12/15/2023 ............................       588,339
    145,914    8.000% due 06/20/2025 ............................       144,462
    110,081   Pool #353404
               7.500% due 09/15/2025 ............................       108,911
    539,223   Pool #414736
               7.500% due 11/15/2025 ............................       533,492
     76,023   Pool #417340
               7.500% due 04/15/2026 ............................        75,215
    143,960   Pool #423906
               7.500% due 07/15/2026 ............................       142,429
     18,069   Pool #432725
               8.000% due 07/15/2026 ............................        18,261
    300,004   Pool #436405
               8.000% due 07/15/2026 ............................       303,190
     11,961   Pool #436440
               7.500% due 08/15/2026 ............................        11,833
    223,888   Pool #433213
               7.500% due 09/15/2026 ............................       221,508
    315,271   Pool #409052
               7.500% due 10/15/2026 ............................       311,919
  1,258,745   Pool #431365
               7.500% due 10/15/2026 ............................     1,245,365
    248,998   Pool #433128
               7.500% due 10/15/2026 ............................       246,351
     23,817   Pool #442177
               8.000% due 12/15/2026 ............................        24,070
    548,062   Pool #780498
               7.500% due 01/15/2027 ............................       542,581
    498,065   Pool #439051
               7.500% due 02/15/2027 ............................       492,770
     27,039   Pool #432446
               7.500% due 04/15/2027 ............................        26,752
    205,062   Pool #780546
               7.500% due 04/15/2027 ............................       203,011
    130,412   Pool #418877
               7.500% due 05/15/2027 ............................       129,026
    697,787   Pool #426435
               7.500% due 05/15/2027 ............................       690,370
     74,482   Pool #439558
               7.500% due 05/15/2027 ............................        73,690
    373,682   Pool #411815
               8.000% due 07/15/2027 ............................       377,651
    407,708   Pool #448957
               7.500% due 09/15/2027 ............................       403,374
    136,187   Pool #455301
               7.500% due 09/15/2027 ............................       134,739
    286,981   Pool #427811
               7.500% due 11/15/2027 ............................       283,930
    458,096   Pool #410449
               7.500% due 02/15/2028 ............................       453,227
     77,841   Pool #458872
               7.000% due 03/15/2028 ............................        75,214
     51,780   Pool #460810
               7.000% due 04/15/2028 ............................        50,032
  1,360,551   Pool #467737
               7.000% due 04/15/2028 ............................     1,314,633
    421,415   Pool #470480
               6.500% due 06/15/2029 ............................       395,864
    261,741   Pool #480413
               7.000% due 07/15/2028 ............................       252,907
    623,973   Pool #480776
               7.000% due 07/15/2028 ............................       602,914
    748,776   Pool #450368
               7.000% due 08/15/2028 ............................       724,015



   PRINCIPAL                                                          VALUE
    AMOUNT                                                           (NOTE 1)
  -----------                                                      ------------

  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- (CONTINUED)
$   384,795   Pool #468129
               7.000% due 08/15/2028 ............................  $    372,070
  1,617,121   Pool #486467
               7.000% due 08/15/2028 ............................     1,562,543
    540,345   Pool #482894
               6.500% due 12/15/2028 ............................       507,584
  2,895,770   Pool #488484
               6.500% due 12/15/2028 ............................     2,720,200
  1,000,847   Pool #186997
               8.000% due 11/15/2029 ............................     1,011,476
  2,173,508   Pool #486237
               8.000% due 12/15/2029 ............................     2,196,591
  1,325,777   Pool #486238
               8.000% due 12/15/2029 ............................     1,339,857
  2,001,930   Pool #507241
               8.000% due 12/15/2029 ............................     2,023,191
  1,499,285   Pool #517447
               8.000% due 12/15/2029 ............................     1,515,207
  1,800,180   Pool #521648
               8.000% due 12/15/2029 ............................     1,819,298
  1,000,100   Pool #525494
               8.000% due 12/15/2029 ............................     1,010,721
                                                                   ------------
                                                                     32,934,833
                                                                   ------------
              Total U.S. Government Agency Obligations
               (Cost $51,879,227) ...............................    50,344,037
                                                                   ------------
U.S. TREASURY OBLIGATIONS -- 6.0%
  U.S. TREASURY BONDS -- 4.1%
 13,631,000   9.875% due 11/15/2015 .............................    17,627,609
 12,516,000   5.250% due 02/15/2029 .............................    10,369,256
                                                                   ------------
                                                                     27,996,865
                                                                   ------------
  U.S. TREASURY NOTES -- 1.9%
  1,472,000   6.000% due 08/15/2004 .............................     1,449,228
  4,868,000   5.875% due 11/15/2004 .............................     4,774,048
    820,000   7.875% due 11/15/2004 .............................       867,330
    773,000   6.625% due 05/15/2007 .............................       776,262
  1,033,000   6.000% due 08/15/2009 .............................     1,001,411
  2,850,000   6.125% due 11/15/2027 .............................     2,654,262
  1,500,000   5.250% due 11/15/2028 .............................     1,236,810
                                                                   ------------
                                                                     12,759,351
                                                                   ------------
              Total U.S. Treasury Obligations
               (Cost $42,717,652) ...............................    40,756,216
                                                                   ------------
SHORT TERM INVESTMENTS -- 6.0%
   (Cost $40,396,633)

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 6.0%
 40,400,000   1.217%(DOUBLE DAGGER) due 01/03/2000 ..............    40,396,633
                                                                   ------------
TOTAL INVESTMENTS (COST $655,335,235*) .................   98.9%    668,355,766
OTHER ASSETS AND LIABILITIES (NET) .....................     1.1      7,397,846
                                                          ------   ------------
NET ASSETS .............................................  100.0%   $675,753,612
                                                          ======   ============
------------------------------
 *                             Aggregate cost for Federal tax purposes was
                               $655,640,425.
**                             Securities exempt from registration  under Rule
                               144A of the Securities Act of 1933. These
                               securities may be resold in transactions exempt
                               from registration to qualified institutional
                               buyers.
  ^                            Illiquid security.
(DAGGER)                       Non-income producing security.
(DOUBLE DAGGER)                Annualized yield at date of purchase.
(DOUBLE DAGGER)(DOUBLE DAGGER) Floating rate security. Rate shown is in effect at 12/31/99.
(a)                            The rate shown is the effective yield at date of
                               purchase.
 #                             Amount is less than 0.1%.



--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                              FULLY MANAGED SERIES

                                DECEMBER 31, 1999


                                                                      VALUE
  SHARES                                                             (NOTE 1)
  ------                                                           ------------
COMMON STOCKS -- 55.2%
   BANKS -- 0.2%
        103   Bank for International Settlements ................  $    575,708
                                                                   ------------
   BROADCAST, RADIO AND TELEVISION -- 9.0%
    128,000   Chris-Craft Industries, Inc.(DAGGER) ..............     9,232,000
     45,000   Meredith Corporation ..............................     1,875,937
    134,500   The New York Times Company, Class A ...............     6,607,312
     14,700   Washington Post Company, Class B ..................     8,171,362
                                                                   ------------
                                                                     25,886,611
                                                                   ------------
   BUILDING/CONSTRUCTION -- 0.8%
    166,000   Johns Manville Corporation ........................     2,324,000
                                                                   ------------
   CHEMICALS -- 4.4%
    141,000   Cabot Corporation .................................     2,872,875
    102,000   Great Lakes Chemical Corporation ..................     3,895,125
     72,000   Imperial Chemical Industries Plc, ADR .............     3,064,500
    267,500   Octel Corporation(DAGGER) .........................     2,775,313
                                                                   ------------
                                                                     12,607,813
                                                                   ------------
   CONSUMER PRODUCTS -- 1.4%
    118,000   Philip Morris Companies, Inc. .....................     2,736,125
     68,500   Polaroid Corporation ..............................     1,288,656
                                                                   ------------
                                                                      4,024,781
                                                                   ------------
   DIVERSIFIED HOLDINGS -- 0.0%#
    165,000   Lonrho Africa Plc .................................        82,623
                                                                   ------------
   FOOD AND BEVERAGES -- 0.4%
     39,500   McCormick & Company, Inc. .........................     1,175,125
                                                                   ------------
   HEALTH CARE -- 1.1%
    932,000   Smith & Nephew Plc ................................     3,161,465
                                                                   ------------
   HOTELS/RESORTS -- 1.3%
    181,000   Mandalay Resort Group(DAGGER) .....................     3,642,625
                                                                   ------------
   INSURANCE -- 6.4%
     11,500   Aetna Inc. ........................................       641,844
     21,000   Berkley (WR) Corporation ..........................       438,375
    130,000   Leucadia National Corporation .....................     3,006,250
    176,000   Loews Corporation .................................    10,681,000
     33,500   Unitrin, Inc. .....................................     1,260,437
     19,500   White Mountains Insurance Group Inc. ..............     2,349,750
                                                                   ------------
                                                                     18,377,656
                                                                   ------------
   LEISURE ENTERTAINMENT -- 0.1%
     11,000   Readers Digest Association., Inc., Class B ........       291,500
                                                                   ------------
   MINING -- 3.2%
    219,000   Homestake Mining Company ..........................     1,710,937
    312,000   Newmont Mining Corporation ........................     7,644,000
                                                                   ------------
                                                                      9,354,937
                                                                   ------------
   OIL AND GAS -- 11.3%
    256,000   Amerada Hess Corporation ..........................    14,528,000
     18,500   Kerr-McGee Corporation ............................     1,147,000
      2,000   Mitchell Energy & Development
               Corporation, Class A .............................        44,125
    220,500   Mitchell Energy & Development
               Corporation, Class B .............................     4,754,531
    109,000   Murphy Oil Corporation ............................     6,253,875
    106,000   Texaco Inc. .......................................     5,757,125
                                                                   ------------
                                                                     32,484,656
                                                                   ------------

                                                                      VALUE
  SHARES                                                             (NOTE 1)
  ------                                                           ------------
   PAPER AND FOREST PRODUCTS -- 1.8%
     70,000   Domtar Inc. .......................................  $    822,500
      3,700   Potlatch Corporation ..............................       165,112
     57,500   Weyerhaeuser Company ..............................     4,129,219
                                                                   ------------
                                                                      5,116,831
                                                                   ------------
   REAL ESTATE -- 0.0%#
     52,292   HomeFed Corporation(DAGGER) .......................        45,755
                                                                   ------------
   REAL ESTATE INVESTMENT TRUSTS -- 1.1%
      9,000   Plum Creek Timber Company Inc. ....................       225,000
    135,700   The Rouse Company .................................     2,883,625
                                                                   ------------
                                                                      3,108,625
                                                                   ------------
   RETAIL -- 2.2%
     39,500   J.C. Penney Company, Inc. .........................       787,531
    692,600   Petrie Stores Corporation(DAGGER) .................     1,688,213
    165,000   Reebok International Ltd.(DAGGER) .................     1,350,938
    170,000   Toys "R" Us, Inc.(DAGGER) .........................     2,433,125
                                                                   ------------
                                                                      6,259,807
                                                                   ------------
   TRANSPORTATION -- 3.3%
     96,000   Canadian Pacific Ltd. .............................     2,070,000
    178,000   Overseas Shipholding Group Inc. ...................     2,636,625
    119,000   Union Pacific Corporation(DAGGER) .................     4,879,000
                                                                   ------------
                                                                      9,585,625
                                                                   ------------
   UTILITIES -- 7.2%
    197,000   FirstEnergy Corporation ...........................     4,469,437
    111,500   Kansas City Power & Light Company .................     2,459,969
    723,400   Niagara Mohawk Holdings, Inc.(DAGGER) .............    10,082,387
     53,000   Questar Corporation ...............................       795,000
    274,000   UniSource Energy Corporation(DAGGER) ..............     3,065,375
                                                                   ------------
                                                                     20,872,168
                                                                   ------------
              Total Common Stocks
               (Cost $149,753,122) ..............................   158,978,311
                                                                   ------------
PREFERRED STOCKS -- 3.5%
   FINANCIAL SERVICES -- 0.8%
     40,000   Kemper Corporation, Convertible,
               Series E**^ ......................................     2,080,000
     12,000   Reckson Associates Realty Corporation,
               Convertible., Series A ...........................       238,500
                                                                   ------------
                                                                      2,318,500
                                                                   ------------
   MANUFACTURING -- 0.3%
     32,500   Owens-Illinois, Inc, Convertible ..................     1,015,625
                                                                   ------------
   REAL ESTATE INVESTMENT TRUSTS -- 2.0%
    173,000   Rouse Company, Class B, Convertible ...............     5,644,125
                                                                   ------------
   UTILITIES -- 0.4%
      7,000   Cleveland Electric Illumuninating
               Company, Series L ................................       701,750
      7,891   Entergy Gulf States Utilities Inc.,
               Series B .........................................       392,577
      2,850   Niagara Mohawk Power Corporation,
               Series B .........................................        72,497
      4,500   Niagra Mohawk Power Corporation,
               Series C .........................................       111,797
                                                                   ------------
                                                                      1,278,621
                                                                   ------------
              Total Preferred Stocks
               (Cost $11,993,161) ...............................    10,256,871
                                                                   ------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                              FULLY MANAGED SERIES

                                DECEMBER 31, 1999

  PRINCIPAL                                                           VALUE
   AMOUNT                                                            (NOTE 1)
------------                                                       ------------
CONVERTIBLE BONDS AND NOTES -- 21.1%
  AUTOMOTIVE -- 0.7%
$   747,000   Exide Corporation,
               2.900% due 12/15/2005**^ .........................  $    395,910
  2,980,000   Pep Boys - Manny, Moe & Jack,
               5.113%(a) due 09/20/2011 .........................     1,579,400
                                                                   ------------
                                                                      1,975,310
                                                                   ------------
  BUILDING/CONSTRUCTION -- 0.4%
  2,900,000   Lennar Corporation,
               5.040%(a) due 07/29/2018 .........................     1,149,125
                                                                   ------------
  CHEMICALS -- 0.3%
    950,000   Ciba Specialty Chemicals,
               1.250% due 07/24/2003 ............................       782,563
                                                                   ------------
  COMMERCIAL SERVICES -- 0.0%#
    100,000   Ogden Corporation,
               5.750% due 10/20/2002 ............................        82,625
                                                                   ------------
  COMPUTER INDUSTRY -- 0.3%
    900,000   Hyperion Solutions Corporation,
               4.500% due 03/15/2005 ............................       873,000
                                                                   ------------
  FINANCIAL SERVICES -- 1.7%
  2,400,000   Lonrho Finance Plc,
               6.000% due 02/27/2004 ............................     3,942,237
    850,000   Texaco Capital Inc.,
               3.500% due 08/05/2004 ............................       825,563
                                                                   ------------
                                                                      4,767,800
                                                                   ------------
  HEALTH CARE -- 1.4%
  3,350,000   HEALTHSOUTH Corporation,
               3.250% due 04/01/2003 ............................     2,600,438
    600,000   McKesson Corporation,
               4.500% due 03/01/2004 ............................       513,000
  1,950,000   PhyCor Inc.,
               4.500% due 02/15/2003 ............................       901,875
                                                                   ------------
                                                                      4,015,313
                                                                   ------------
  HOTELS/RESORTS -- 2.1%
  7,750,000   Hilton Hotels Corporation,
               5.000% due 05/15/2006 ............................     5,919,063
                                                                   ------------
  INSURANCE -- 1.5%
  5,265,000   Loews Corporation,
               3.125% due 09/15/2007 ............................     4,317,300
                                                                   ------------
  MINING -- 5.3%
              Homestake Mining Company:
  1,830,000    5.500% due 06/23/2000 ............................     1,784,250
  3,440,000    5.500% due 06/23/2000** ..........................     3,349,700
              Inco Ltd.:
  6,950,000    5.750% due 07/01/2004 ............................     6,619,875
    460,000    7.750% due 03/15/2016 ............................       416,875
  4,325,000   Teck Corporation,
               3.750% due 07/15/2006 ............................     3,200,500
                                                                   ------------
                                                                     15,371,200
                                                                   ------------
  MUNICIPAL -- 0.4%
  1,225,000   California State,
               5.250% due 10/01/2011 ............................     1,226,531
                                                                   ------------

  PRINCIPAL                                                           VALUE
   AMOUNT                                                            (NOTE 1)
-------------                                                       ------------
  OIL AND GAS -- 0.1%
$   300,000   Kerr-McGee Corporation,
               7.500% due 05/15/2014 ............................  $    278,625
                                                                   ------------
  PHARMACEUTICALS -- 1.6%
  6,680,000   Roche Holdings,
               5.196%(a) due 05/06/2012**^ ......................     3,369,257
  1,150,000   Sepracor Inc.,
               7.000% due 12/15/2005** ..........................     1,216,125
                                                                   ------------
                                                                      4,585,382
                                                                   ------------
  PRINTING/PUBLISHING -- 2.1%
 12,500,000   Times Mirror Company,
               4.232%(a) due 04/15/2017 .........................     6,109,375
                                                                   ------------
  RETAIL -- 0.1%
    485,000   Rite Aid Corporation,
               5.250% due 09/15/2002 ............................       331,013
                                                                   ------------
  TELECOMMUNICATIONS -- 1.0%
  1,245,000   Bellsouth Telecommunications,
               5.850% due 11/15/2045 ............................     1,238,093
  1,000,000   Motorola, Inc.,
               2.250%(a) due 09/27/2013 .........................     1,687,500
                                                                   ------------
                                                                      2,925,593
                                                                   ------------
  UTILITIES -- 0.5%
  1,450,000   Potomac Electric Power Corporation,
               5.000% due 09/01/2002 ............................     1,417,375
                                                                   ------------
  WASTE MANAGEMENT -- 1.6%
  5,180,000   Waste Management, Inc.,
               4.000% due 02/01/2002 ............................     4,558,400
                                                                   ------------
              Total Convertible Bonds and Notes
               (Cost $62,084,465) ...............................    60,685,593
                                                                   ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 5.9%
    500,000   Federal National Mortgage Association,
               6.375% due 01/16/2002 ............................       498,184
  1,000,000   Federal Home Loan Bank,
               7.190% due 04/27/2001 ............................     1,008,660
              Tennessee Valley Authority Power:
 10,835,000    5.880% due 04/01/2036 ............................    10,198,444
  1,400,000    5.980% due 04/01/2036 ............................     1,325,062
  3,900,000    6.235% due 07/15/2045 ............................     3,875,355
                                                                   ------------
              Total U.S. Government Agency Obligations
               (Cost $17,879,461) ...............................    16,905,705
                                                                   ------------
U.S. TREASURY NOTES -- 3.2%
  4,800,000   5.875% due 02/15/2000 .............................     4,803,106
    500,000   6.125% due 07/31/2000 .............................       501,100
    600,000   6.250% due 04/30/2001 .............................       600,534
  1,100,000   6.250% due 10/31/2001 .............................     1,100,253
  2,205,000   5.875% due 09/30/2002 .............................     2,183,126
                                                                   ------------
              Total U.S. Treasury Notes
               (Cost $9,238,323) ................................     9,188,119
                                                                   ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                              FULLY MANAGED SERIES

                                DECEMBER 31, 1999

 NUMBER OF                             EXPIRATION       STRIKE        VALUE
 CONTRACTS                                DATE           PRICE       (NOTE 1)
------------                            ----------      --------      --------
PUT STOCK OPTIONS PURCHASED -- 0.0%#
     50    Motorola Corporation .....  01/22/2000       $110.00    $      2,188
     20    Motorola Corporation .....  04/22/2000        130.00          16,250
     50    Motorola Corporation .....  01/22/2000         95.00             625
     70    Weyerhauser Company ......  01/22/2000         75.00          30,188
                                                                   ------------
           Total Put Stock Options Purchased
              (Cost $296,445) ...................................        49,251
                                                                   ------------
TOTAL INVESTMENTS (COST $251,244,977*) ..................  88.9%    256,063,850
                                                                   ------------
LIABILITY FOR CALL OPTIONS WRITTEN -- 0.0%#
   (Premiums Received $50,398)
     75    Weyerhauser Company ......  01/22/2000      $  65.00         (58,125)
                                                                   ------------
OTHER ASSETS AND LIABILITIES (NET) .....................   11.1      31,903,321
                                                          -----    ------------
NET ASSETS .............................................  100.0%   $287,909,046
                                                          =====    ============

-------------------------------
 *       Aggregate cost for Federal tax purposes was $251,370,811.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
^        Illiquid security.
(DAGGER) Non-income producing security.
(a)      The rate shown is the effective yield at date of purchase.
 #       Amount represents less than 0.1%.

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                              EQUITY INCOME SERIES

                                DECEMBER 31, 1999

                                                                      VALUE
     SHARES                                                          (NOTE 1)
     ------                                                        ------------
COMMON STOCKS -- 95.3%
   AEROSPACE/DEFENSE -- 1.9%
     46,000   Boeing Company ...................................   $  1,911,875
     14,062   Honeywell International Inc. .....................        811,202
    114,700   Lockheed Martin Corporation ......................      2,509,062
                                                                   ------------
                                                                      5,232,139
                                                                   ------------
   AUTOMOTIVE -- 1.8%
     26,000   Dana Corporation .................................        778,375
     15,900   General Motors Corporation .......................      1,155,731
     68,400   Genuine Parts Company ............................      1,697,175
     27,200   TRW Inc. .........................................      1,412,700
                                                                   ------------
                                                                      5,043,981
                                                                   ------------
   BANKS -- 6.9%
     30,100   Bank of America Corporation ......................      1,510,644
     64,100   Bank One Corporation .............................      2,055,206
     11,200   The Chase Manhattan Corporation ..................        870,100
     46,000   Firstar Corporation ..............................        971,750
     97,761   FleetBoston Financial Corporation ................      3,403,305
     25,100   KeyCorp ..........................................        555,337
    150,700   Mellon Financial Corporation .....................      5,133,219
     49,000   Mercantile Bankshares Corporation ................      1,564,937
     47,400   National City Corporation ........................      1,122,787
     51,000   Wells Fargo Company ..............................      2,062,312
                                                                   ------------
                                                                     19,249,597
                                                                   ------------
   CHEMICALS -- 4.4%
     55,200   CK Witco Corporation .............................        738,300
     20,100   The Dow Chemical Company .........................      2,685,862
     52,500   du Pont (E.I) de Nemours and Company .............      3,458,437
     50,000   Great Lakes Chemical Corporation .................      1,909,375
     76,800   Hercules, Inc. ...................................      2,140,800
     32,500   Imperial Chemical Industries Plc, ADR ............      1,383,281
                                                                   ------------
                                                                     12,316,055
                                                                   ------------
   COMPUTER INDUSTRY -- 1.4%
     50,300   Compaq Computer Corporation ......................      1,361,244
     22,200   Hewlett-Packard Company ..........................      2,529,412
                                                                   ------------
                                                                      3,890,656
                                                                   ------------
   CONSUMER PRODUCTS -- 7.8%
     45,800   Eastman Kodak Company ............................      3,034,250
     86,000   Fort James Corporation ...........................      2,354,250
     44,900   Fortune Brands, Inc. .............................      1,484,506
     62,400   Hasbro, Inc. .....................................      1,189,500
     72,900   International Flavors & Fragrances, Inc. .........      2,751,975
     60,100   Kimberly-Clark Corporation .......................      3,921,525
     85,200   Philip Morris Companies, Inc. ....................      1,975,575
     64,300   The Stanley Works ................................      1,937,037
     49,200   Tupperware Corporation ...........................        833,325
     89,000   UST, Inc. ........................................      2,241,687
                                                                   ------------
                                                                     21,723,630
                                                                   ------------
   ELECTRONICS -- 0.4%
     45,400   Hubbell, Inc., Class B ...........................      1,237,150
                                                                   ------------
   FINANCIAL SERVICES -- 4.8%
     71,400   Citigroup, Inc. ..................................      3,967,162
     58,300   Dun & Bradstreet Corporation .....................      1,719,850
     51,800   Fannie Mae .......................................      3,234,262
     37,500   H&R Block, Inc. ..................................      1,640,625
     22,100   Morgan (J.P) & Company ...........................      2,798,412
                                                                   ------------
                                                                     13,360,311
                                                                   ------------

                                                                      VALUE
     SHARES                                                          (NOTE 1)
     ------                                                          --------
   FOOD AND BEVERAGES -- 7.5%
     40,900   Anheuser-Busch Companies, Inc. ...................   $  2,898,788
     33,600   Brown-Forman Corporation, Class B ................      1,923,600
     45,900   Campbell Soup Company ............................      1,775,756
    105,800   General Mills, Inc. ..............................      3,782,350
     63,800   H.J. Heinz Company ...............................      2,540,037
     51,500   Hershey Foods Corporation ........................      2,446,250
     41,100   Kellogg Company ..................................      1,266,394
     71,500   McCormick & Company, Inc. ........................      2,127,125
     30,500   The Quaker Oats Company ..........................      2,001,562
                                                                   ------------
                                                                     20,761,862
                                                                   ------------
   HEALTH CARE -- 0.2%
     21,400   Becton, Dickinson & Company ......................        572,450
                                                                   ------------
   HOTELS/RESORTS -- 1.2%
    122,000   Hilton Hotels Corporation ........................      1,174,250
     88,900   Starwood Hotels and Resorts Worldwide, Inc. ......      2,089,150
                                                                   ------------
                                                                      3,263,400
                                                                   ------------
   INSURANCE -- 5.0%
     41,900   American General Corporation .....................      3,179,162
     35,400   The Chubb Corporation ............................      1,993,462
     36,400   Lincoln National Corporation .....................      1,456,000
     54,000   SAFECO Corporation ...............................      1,343,250
     90,900   The St. Paul Companies, Inc. .....................      3,062,194
     61,400   UnumProvident Corporation ........................      1,968,637
     17,800   XL Capital Ltd., Class A .........................        923,375
                                                                   ------------
                                                                     13,926,080
                                                                   ------------
   LEISURE ENTERTAINMENT -- 1.2%
    110,600   The Walt Disney Company ..........................      3,235,050
                                                                   ------------
   MANUFACTURING -- 5.3%
     39,800   Armstrong World Industries, Inc. .................      1,328,325
     33,400   Cooper Industries, Inc. ..........................      1,350,612
     33,500   Minnesota Mining and
               Manufacturing Company ...........................      3,278,813
     99,000   Pall Corporation .................................      2,134,688
     23,600   Phelps Dodge Corporation .........................      1,584,150
     30,600   PPG Industries, Inc. .............................      1,914,413
     22,300   Reynolds Metals Company ..........................      1,708,738
     22,000   Whirlpool Corporation ............................      1,431,375
                                                                   ------------
                                                                     14,731,114
                                                                   ------------
   MINING -- 1.0%
     44,400   Inco, Ltd. .......................................      1,043,400
     67,700   Newmont Mining Corporation .......................      1,658,650
                                                                   ------------
                                                                      2,702,050
                                                                   ------------
   OIL AND GAS -- 14.4%
     51,900   Amerada Hess Corporation .........................      2,945,325
     56,100   Atlantic Richfield Company (ARCO) ................      4,852,650
    121,800   Baker Hughes, Inc. ...............................      2,565,413
     79,800   BP Amoco Plc, ADR ................................      4,733,138
     45,100   Chevron Corporation ..............................      3,906,788
    113,762   Exxon Mobil Corporation ..........................      9,164,951
     24,500   Phillips Petroleum Company .......................      1,151,500
     56,600   Royal Dutch Petroleum
               Company, NY Shares ..............................      3,420,763
     59,500   Texaco Inc. ......................................      3,231,594
     77,400   Unocal Corporation ...............................      2,597,738
     56,600   USX-Marathon Group ...............................      1,397,313
                                                                   ------------
                                                                     39,967,173
                                                                   ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                              EQUITY INCOME SERIES

                                DECEMBER 31, 1999


                                                                      VALUE
     SHARES                                                          (NOTE 1)
     ------                                                        ------------
COMMON STOCKS -- (CONTINUED)
   PAPER AND FOREST PRODUCTS -- 2.5%
     57,000   Consolidated Papers, Inc. .........................  $  1,813,313
     88,793   International Paper Company .......................     5,011,255
                                                                   ------------
                                                                      6,824,568
                                                                   ------------
   PHARMACEUTICALS -- 3.9%
     54,400   Abbott Laboratories ...............................     1,975,400
    108,500   American Home Products Corporation ................     4,278,969
     18,300   Merck & Company, Inc. .............................     1,227,244
     72,500   Pharmacia & Upjohn, Inc. ..........................     3,262,500
                                                                   ------------
                                                                     10,744,113
                                                                   ------------
   PRINTING/PUBLISHING -- 2.7%
     49,900   Donnelley (R.R.) & Sons Company ...................     1,238,144
     26,900   Dow Jones & Company, Inc. .........................     1,829,200
     49,900   Knight-Ridder, Inc. ...............................     2,969,050
     44,900   The Reader's Digest
               Association, Inc., Class A .......................     1,313,325
                                                                   ------------
                                                                      7,349,719
                                                                   ------------
   REAL ESTATE INVESTMENT TRUSTS -- 1.3%
     55,700   The Rouse Company .................................     1,183,625
     74,900   Simon Property Group, Inc. ........................     1,718,019
     21,500   Vornado Realty Trust ..............................       698,750
                                                                   ------------
                                                                      3,600,394
                                                                   ------------
   RETAIL -- 1.6%
     40,800   May Department Stores Company .....................     1,315,800
     38,400   J.C. Penney Company, Inc. .........................       765,600
     64,600   Rite Aid Corporation ..............................       722,713
    116,300   Toys "R" Us, Inc.(DAGGER) .........................     1,664,544
                                                                   ------------
                                                                      4,468,657
                                                                   ------------
   SERVICES -- 0.7%
     84,000   Xerox Corporation .................................     1,905,750
                                                                   ------------
   TELECOMMUNICATIONS -- 9.6%
     49,100   ALLTEL Corporation ................................     4,059,956
     28,500   AT&T Corporation ..................................     1,446,375
     40,600   BCE, Inc. .........................................     3,661,613
     55,000   Bell Atlantic Corporation .........................     3,385,938
     24,800   BellSouth Corporation .............................     1,160,950
     63,300   GTE Corporation ...................................     4,466,606
    107,700   SBC Communications Inc. ...........................     5,250,375
     44,800   US West, Inc. .....................................     3,225,600
                                                                   ------------
                                                                     26,657,413
                                                                   ------------

                                                                      VALUE
     SHARES                                                          (NOTE 1)
     ------                                                          --------
   TRANSPORTATION -- 2.3%
     27,700   Burlington Northern
               Santa Fe Corporation .............................  $    671,725
     17,300   GATX Corporation ..................................       583,875
    119,600   Norfolk Southern Corporation ......................     2,451,800
     61,900   Union Pacific Corporation .........................     2,700,388
                                                                   ------------
                                                                      6,407,788
                                                                   ------------
   UTILITIES -- 4.8%
     39,600   DQE, Inc. .........................................     1,371,150
     40,400   Duke Energy Corporation ...........................     2,025,050
     32,100   Entergy Corporation ...............................       826,575
     73,300   FirstEnergy Corporation ...........................     1,662,994
     43,400   Niagara Mohawk Holdings, Inc.(DAGGER) .............       604,888
     51,800   Reliant Energy, Inc. ..............................     1,184,925
     45,896   Scottish Power Plc, ADR ...........................     1,285,088
     77,200   Southern Company ..................................     1,814,200
     40,000   TECO Energy, Inc. .................................       742,500
     53,600   Unicom Corporation ................................     1,795,600
                                                                   ------------
                                                                     13,312,970
                                                                   ------------
   WASTE MANAGEMENT -- 0.7%
    106,300   Waste Management, Inc. ............................     1,827,031
                                                                   ------------
              Total Common Stocks
               (Cost $276,817,627) ..............................   264,311,101
                                                                   ------------
TOTAL INVESTMENTS (COST $276,817,627*) ....  95.3%                  264,311,101
OTHER ASSETS AND LIABILITIES (NET) ........   4.7                    13,043,121
                                            -----                  ------------
NET ASSETS ................................ 100.0%                 $277,354,222
                                            =====                  ============

-------------------------------
*        Aggregate cost for Federal tax purposes was $276,925,887.
(DAGGER) Non-income producing security.


--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
 -------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                             RISING DIVIDENDS SERIES

                                DECEMBER 31, 1999

                                                                      VALUE
     SHARES                                                          (NOTE 1)
     ------                                                        ------------
COMMON STOCKS -- 98.2%
  BANKS -- 6.6%
    438,800   State Street Corporation ..........................  $ 32,059,825
    675,310   Wells Fargo Company ...............................    27,307,848
                                                                   ------------
                                                                     59,367,673
                                                                   ------------
  COMPUTER INDUSTRY -- 9.7%
    397,370   Hewlett-Packard Company ...........................    45,275,344
    392,610   International Business
               Machines Corporation .............................    42,401,880
                                                                   ------------
                                                                     87,677,224
                                                                   ------------
  CONSUMER PRODUCTS -- 4.3%
    352,610   The Procter & Gamble Company ......................    38,632,833
                                                                   ------------
  DATA SERVICES -- 8.6%
    777,140   Automatic Data Processing Inc. ....................    41,868,417
    535,210   Electronic Data Systems Corporation ...............    35,825,619
                                                                   ------------
                                                                     77,694,036
                                                                   ------------
  ELECTRONICS -- 12.8%
    565,800   Emerson Electric Company ..........................    32,462,775
    236,920   General Electric Company ..........................    36,663,370
    555,380   Intel Corporation .................................    45,714,716
                                                                   ------------
                                                                    114,840,861
                                                                   ------------
  FINANCIAL SERVICES -- 3.7%
    539,400   Fannie Mae ........................................    33,678,788
                                                                   ------------
  FOOD AND BEVERAGES -- 9.5%
    644,110   Bestfoods .........................................    33,856,032
    590,270   The Coca-Cola Company .............................    34,383,228
    208,570   Wrigley, (Wm) Jr. Company .........................    17,298,274
                                                                   ------------
                                                                     85,537,534
                                                                   ------------
  HEALTH CARE -- 3.3%
    819,340   Medtronic, Inc. ...................................    29,854,701
                                                                   ------------
  INSURANCE -- 6.2%
    171,700   American International Group, Inc. ................    18,565,063
    392,770   Marsh & McLennan Companies, Inc. ..................    37,583,179
                                                                   ------------
                                                                     56,148,242
                                                                   ------------

                                                                      VALUE
     SHARES                                                          (NOTE 1)
     ------                                                        ------------
  LEISURE ENTERTAINMENT -- 4.0%
  1,215,420   The Walt Disney Company ...........................  $ 35,551,035
                                                                   ------------
  MANUFACTURING -- 6.8%
    431,340   Illinois Tool Works ...............................    29,142,409
    512,780   PPG Industries, Inc. ..............................    32,080,799
                                                                   ------------
                                                                     61,223,208
                                                                   ------------
  OIL AND GAS -- 3.9%
    430,060   Exxon Mobil Corporation ...........................    34,646,709
                                                                   ------------
  PHARMACEUTICALS -- 11.1%
    947,310   Abbott Laboratories ...............................    34,399,194
    375,720   Johnson & Johnson .................................    34,988,925
    450,080   Merck & Company, Inc. .............................    30,183,490
                                                                   ------------
                                                                     99,571,609
                                                                   ------------
  RESTAURANTS -- 3.7%
    821,040   McDonald's Corporation ............................    33,098,175
                                                                   ------------
  TELECOMMUNICATIONS -- 4.0%
    711,130   AT&T Corporation ..................................    36,089,848
                                                                   ------------
              Total Common Stocks
               (Cost $711,259,022) ..............................   883,612,476
                                                                   ------------
  PRINCIPAL
   AMOUNT
------------
COMMERCIAL PAPER -- 1.2%
   (Cost $10,768,000)
$10,768,000   American Express Credit Corporation,
               1.000% due 01/03/2000 ............................    10,768,000
                                                                   ------------
TOTAL INVESTMENTS (COST $722,027,022*) ....  99.4%                  894,380,476
OTHER ASSETS AND LIABILITIES (NET) ........   0.6                     5,372,220
                                            -----                  ------------
NET ASSETS ................................ 100.0%                 $899,752,696
                                            =====                  ============
-------------------------------
*  Aggregate cost for Federal tax purposes.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                              CAPITAL GROWTH SERIES

                                DECEMBER 31, 1999

                                                                      VALUE
     SHARES                                                          (NOTE 1)
     ------                                                          --------
COMMON STOCKS -- 96.8%
   APPAREL AND TEXTILES -- 1.7%
    150,000   Tommy Hilfiger Corporation(DAGGER) ................  $  3,496,875
    500,000   Unifi, Inc.(DAGGER) ...............................     6,156,250
                                                                   ------------
                                                                      9,653,125
                                                                   ------------
   BANKS -- 0.5%
     70,000   The Bank of Tokyo-Mitsubishi, Ltd., ADR ...........       975,625
    263,500   Sovereign Bancorp, Inc. ...........................     1,963,898
                                                                   ------------
                                                                      2,939,523
                                                                   ------------
   BROADCAST, RADIO AND TELEVISION -- 3.3%
     50,000   Fox Entertainment Group, Inc., Class A(DAGGER) ....     1,246,875
    230,000   Hearst-Argyle Television, Inc.(DAGGER) ............     6,123,750
     55,000   Metro-Goldwyn-Mayer Inc.(DAGGER) ..................     1,295,937
    220,000   Rogers Communications, Inc., Class  B(DAGGER) .....     5,445,000
     30,000   UnitedGlobalCom Inc., Class A(DAGGER) .............     2,118,750
     50,000   USA Networks, Inc.(DAGGER) ........................     2,762,500
                                                                   ------------
                                                                     18,992,812
                                                                   ------------
   CHEMICALS -- 1.1%
    500,000   Lyondell Chemical Company .........................     6,375,000
                                                                   ------------
   COMPUTER INDUSTRY -- 3.2%
     73,800   Ardent Software, Inc.(DAGGER) .....................     2,878,200
    298,700   Informix Corporation(DAGGER) ......................     3,416,381
    280,000   Policy Management Systems Corporation(DAGGER) .....     7,157,500
     80,000   PSINet Inc.(DAGGER) ...............................     4,940,000
                                                                   ------------
                                                                     18,392,081
                                                                   ------------
   ELECTRONICS -- 1.5%
    100,000   Fairchild Semiconductor
               Corporation, Class A(DAGGER) .....................     2,975,000
     16,000   KYOCERA Corporation, ADR ..........................     4,192,000
     20,000   RF Micro Devices, Inc.(DAGGER) ....................     1,368,750
                                                                   ------------
                                                                      8,535,750
                                                                   ------------
   ENERGY -- 0.1%
     10,000   The AES Corporation(DAGGER)                               747,500
                                                                   ------------
   FINANCIAL SERVICES -- 7.7%
    200,000   Associates First Capital
               Corporation, Class A .............................     5,487,500
    104,600   The CIT Group, Inc., Class A ......................     2,209,675
    193,100   Fiserv, Inc.(DAGGER) ..............................     7,398,144
    100,000   Healthcare Financial Partners, Inc.(DAGGER)^ ......     3,500,000
    400,000   Legg Mason, Inc. ..................................    14,500,000
    200,000   MBIA, Inc. ........................................    10,562,500
                                                                   ------------
                                                                     43,657,819
                                                                   ------------
   FOOD AND BEVERAGES -- 0.2%
     75,000   The Pepsi Bottling Group, Inc. ....................     1,242,187
                                                                   ------------
   HEALTH CARE -- 4.5%
     21,481   Genzyme Surgical Products(DAGGER) .................       124,858
    924,300   Health Management Associates, Inc.,
               Class A(DAGGER) ..................................    12,362,513
    600,000   HEALTHSOUTH Corporation(DAGGER) ...................     3,225,000
    150,000   McKesson HBOC, Inc. ...............................     3,384,375
    130,000   Tenet Healthcare Corporation(DAGGER) ..............     3,055,000
    450,000   Venator Group, Inc.(DAGGER) .......................     3,150,000
                                                                   ------------
                                                                     25,301,746
                                                                   ------------
   HOTELS/RESORTS -- 1.9%
    425,000   Extended Stay America, Inc.(DAGGER) ...............     3,240,625
    300,000   Park Place Entertainment Corporation(DAGGER) ......     3,750,000
    200,000   Sun International Hotels Ltd.(DAGGER) .............     3,875,000
                                                                   ------------
                                                                     10,865,625
                                                                   ------------

                                                                      VALUE
     SHARES                                                          (NOTE 1)
     ------                                                        ------------
   INSURANCE -- 6.7%
    600,000   Ace Ltd. ..........................................  $ 10,012,500
    230,000   CNA Financial Corporation(DAGGER) .................     8,955,625
     90,000   E.W. Blanche Holdings, Inc. .......................     5,512,500
    254,500   Radian Group, Inc. ................................    12,152,375
     40,000   Travelers Property Casualty
               Corporation, Class A .............................     1,370,000
                                                                   ------------
                                                                     38,003,000
                                                                   ------------
   LEISURE ENTERTAINMENT -- 2.6%
    300,000   Royal Carribean Cruises Ltd. ......................    14,793,750
                                                                   ------------
   MANUFACTURING -- 2.4%
      1,000   Industrie Natuzzi SpA, ADR ........................        13,250
     50,000   Masco Corporation .................................     1,268,750
    197,200   Mohawk Industries, Inc.(DAGGER) ...................     5,201,150
     30,000   Monaco Coach Corporation(DAGGER) ..................       766,875
    438,400   U.S. Industries, Inc. .............................     6,137,600
                                                                   ------------
                                                                     13,387,625
                                                                   ------------
   OIL AND GAS -- 3.8%
    200,000   Kerr-McGee Corporation ............................    12,400,000
     46,300   Louis Dreyfus Natural Gas Corporation(DAGGER) .....       839,188
     40,000   Murphy Oil Corporation ............................     2,295,000
     75,000   Santa Fe International Corporation ................     1,940,625
    273,000   Stolt Comex Seaway, S.A., ADR(DAGGER) .............     3,003,000
     80,700   Stolt Comex Seaway S.A.(DAGGER) ...................       892,744
                                                                   ------------
                                                                     21,370,557
                                                                   ------------
   PHARMACEUTICALS -- 2.3%
     50,000   Human Genome Sciences, Inc.(DAGGER) ...............     7,631,250
    285,000   Quintiles Transnational Corporation(DAGGER) .......     5,325,938
                                                                   ------------
                                                                     12,957,188
                                                                   ------------
   REAL ESTATE INVESTMENT TRUSTS -- 0.7%
    115,000   Boston Properties, Inc. ...........................     3,579,375
     77,629   Canadian Hotel Income Properties ..................       475,938
                                                                   ------------
                                                                      4,055,313
                                                                   ------------
   RETAIL -- 1.1%
     50,000   Bed Bath & Beyond, Inc.(DAGGER) ...................     1,737,500
          1   Delhaize America, Inc., Class A ...................            20
     70,000   The Kroger Company(DAGGER) ........................     1,321,250
    150,000   The TJX Companies, Inc. ...........................     3,065,625
          1   Too Inc.(DAGGER) ..................................            17
                                                                   ------------
                                                                      6,124,412
                                                                   ------------
   SERVICES -- 4.7%
    175,000   Cendant Corporation(DAGGER) .......................     4,648,438
    400,000   Ceridian Corporation(DAGGER) ......................     8,625,000
     40,000   DBT Online, Inc.(DAGGER) ..........................       975,000
    250,000   R. H. Donnelley Corporation .......................     4,718,750
      5,000   United Rentals, Inc.(DAGGER) ......................        85,625
    275,000   Viad Corporation ..................................     7,665,625
                                                                   ------------
                                                                     26,718,438
                                                                   ------------
   TELECOMMUNICATIONS -- 38.4%
     25,000   3Com Corporation(DAGGER) ..........................     1,175,000
    425,000   Adelphia Business Solutions, Inc.(DAGGER) .........    20,400,000
    200,000   Amdocs Ltd.(DAGGER) ...............................     6,900,000
     60,100   CenturyTel, Inc. ..................................     2,847,238
    350,000   Clearnet Communications Inc.(DAGGER) ..............    12,031,250
    920,000   Global TeleSystems Group, Inc.(DAGGER) ............    31,855,000
    450,000   Millicom International Cellular S.A.(DAGGER) ......    28,068,750
    280,000   NTL, Inc.(DAGGER) .................................    34,930,000
     25,000   Osicom Technologies, Inc.(DAGGER) .................     1,134,375
    195,000   RCN Corporation(DAGGER) ...........................     9,457,500
    185,000   Scientific-Atlanta, Inc. ..........................    10,290,625

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                              CAPITAL GROWTH SERIES

                               DECEMBER 31, 1999

                                                                      VALUE
     SHARES                                                          (NOTE 1)
     ------                                                        ------------
COMMON STOCKS -- (CONTINUED)
   TELECOMMUNICATIONS -- (CONTINUED)
    160,000   Telephone and Data Systems, Inc. .................   $ 20,160,000
    150,000   United States Cellular Corporation(DAGGER) .......     15,140,625
    170,000   Viatel, Inc.(DAGGER) .............................      9,116,250
    100,000   VoiceStream Wireless Corporation(DAGGER) .........     14,231,250
                                                                   ------------
                                                                    217,737,863
                                                                   ------------
   TRANSPORTATION -- 8.4%
    100,000   Alaska Air Group, Inc.(DAGGER) ...................      3,512,500
     20,000   British Airways Plc, ADR .........................      1,287,500
    230,000   Budget Group, Inc., Class A(DAGGER) ..............      2,084,375
    560,000   Continental Airlines, Inc., Class B(DAGGER) ......     24,850,000
     20,000   Delta Air Lines, Inc. ............................        996,250
    115,000   Knightsbridge Tankers, Ltd. ......................      1,552,500
    610,000   Northwest Airlines Corporation(DAGGER) ...........     13,572,500
                                                                   ------------
                                                                     47,855,625
                                                                   ------------
              Total Common Stocks
               (Cost $458,704,682) .............................    549,706,939
                                                                   ------------
PREFERRED STOCKS -- 0.2%
   INDUSTRIAL -- 0.0%#
      5,269   Hybridon, Inc., Series A(DAGGER) .................        220,639
                                                                   ------------
   TELECOMMUNICATIONS -- 0.2%
     25,000   Amdocs TRACES ....................................        803,125
                                                                   ------------
              Total Preferred Stocks
               (Cost $898,475) .................................      1,023,764
                                                                   ------------
 PRINCIPAL
   AMOUNT
------------
CONVERTIBLE BONDS -- 1.4%
   (Cost $4,808,794)
   TELECOMMUNICATIONS -- 1.4%
$  3,000,000  NTL Inc.,
               7.000% due 12/15/2008 ...........................      7,935,000
                                                                   ------------

                                                                      VALUE
     SHARES                                                          (NOTE 1)
     ------                                                        ------------
WARRANTS -- 0.1%
   FINANCIAL SERVICES -- 0.1%
     40,000   Healthcare Financial Partners, Inc.^ .............   $    674,160
                                                                   ------------
   PHARMACEUTICALS -- 0.0%#
     30,995   Hybridon, Inc. ...................................            310
                                                                   ------------
              Total Warrants
               (Cost $485,600) .................................        674,470
                                                                   ------------
 PRINCIPAL
  AMOUNT
------------
COMMERCIAL PAPER -- 0.9%
   (Cost $4,995,083)
$  5,000,000  Prudential Funding Corporation,
               5.849%(DOUBLE DAGGER) due 01/07/2000                   4,995,083
                                                                   ------------
TOTAL INVESTMENTS (COST $469,892,634*) ....  99.4%                  564,335,256
OTHER ASSETS AND LIABILITIES (NET) ........   0.6                     3,292,730
                                            -----                  ------------
NET ASSETS ................................ 100.0%                 $567,627,986
                                            =====                  ============
-------------------------------
*        Aggregate cost for Federal tax purposes was $469,963,929.
^        Illiquid security.
(DAGGER) Non-income producing security. (DOUBLE DAGGER) Annualized yield at date of purchase.
#        Amount is less than 0.1%.

--------------------------------------------------------------------------------
                               GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                                  GROWTH SERIES

                                DECEMBER 31, 1999


                                                                      VALUE
     SHARES                                                          (NOTE 1)
     ------                                                        ------------
COMMON STOCKS -- 91.1%
  ADVERTISING -- 1.6%
     88,000   Lamar Advertising Company(DAGGER) ................ $    5,329,500
    120,660   TMP Worldwide Inc.(DAGGER) .......................     17,133,720
                                                                 --------------
                                                                     22,463,220
                                                                 --------------
  BANKS -- 1.3%
    158,400   Fifth Third Bancorp. .............................     11,622,600
    337,280   Firstar Corporation ..............................      7,125,040
                                                                 --------------
                                                                     18,747,640
                                                                 --------------
  BROADCAST, RADIO AND TELEVISION -- 14.8%
  1,372,382   AT&T Corp. - Liberty Media Group,
               Class A(DAGGER) .................................     77,882,678
    194,440   Cablevision Systems Corporation,
               Class A(DAGGER) .................................     14,680,220
    595,360   Comcast Corporation, Special Class A .............     30,102,890
    286,135   Cox Communications, Inc., Class A(DAGGER) ........     14,735,952
    325,842   Infinity Broadcasting Corporation,
               Class A(DAGGER) .................................     11,791,407
     42,200   Liberty Digital, Inc.(DAGGER) ....................      3,133,350
    558,340   Time Warner Inc. .................................     40,444,754
    242,630   UnitedGlobalCom Inc., Class A(DAGGER) ............     17,135,744
                                                                 --------------
                                                                    209,906,995
                                                                 --------------
  COMPUTER INDUSTRY -- 24.9%
    174,095   America Online, Inc.(DAGGER) .....................     13,133,292
    170,370   ASM Lithography Holding N.V.(DAGGER) .............     19,379,587
    380,010   Cisco Systems, Inc.(DAGGER) ......................     40,708,571
     59,530   DoubleClick Inc.(DAGGER) .........................     15,064,811
    373,365   Electronic Arts Inc.(DAGGER) .....................     31,362,660
    296,730   EMC Corporation(DAGGER) ..........................     32,417,752
    261,425   Exodus Communications, Inc.(DAGGER) ..............     23,217,808
    175,115   i2 Technologies, Inc.(DAGGER) ....................     34,147,425
     12,675   InfoSpace.com, Inc.(DAGGER) ......................      2,712,450
     71,690   Inktomi Corporation(DAGGER) ......................      6,362,487
     32,575   Internet Capital Group, Inc.(DAGGER) .............      5,537,750
    220,785   Microsoft Corporation(DAGGER) ....................     25,776,649
    134,360   Phone.com, Inc.(DAGGER) ..........................     15,577,362
    198,835   Sapient Corporation(DAGGER) ......................     28,023,308
     65,380   Software.com, Inc.(DAGGER) .......................      6,276,480
    123,920   VeriSign, Inc.(DAGGER) ...........................     23,660,975
    116,152   VERITAS Software Corporation(DAGGER) .............     16,624,255
     44,495   Vignette Corporation(DAGGER) .....................      7,252,685
    101,415   Whittman-Hart, Inc.(DAGGER) ......................      5,438,379
                                                                 --------------
                                                                    352,674,686
                                                                 --------------
  ELECTRONICS -- 1.0%
    122,005   PE Corp-PE Biosystems Group ......................     14,678,727
                                                                 --------------
  FINANCIAL SERVICES -- 2.0%
    119,940   American Express Company .........................     19,940,025
    336,935   E*TRADE Group, Inc.(DAGGER) ......................      8,802,427
                                                                 --------------
                                                                     28,742,452
                                                                 --------------
  HEALTH CARE -- 2.5%
    673,565   Medtronic, Inc. ..................................     24,543,025
    143,995   MiniMed Inc.(DAGGER) .............................     10,547,634
                                                                 --------------
                                                                     35,090,659
                                                                 --------------
  INDUSTRIAL -- 2.1%
    123,968   Mannesmann AG ....................................     30,217,763
                                                                 --------------

                                                                      VALUE
     SHARES                                                          (NOTE 1)
     ------                                                        ------------
  OIL AND GAS -- 3.1%
    990,890   Enron Corporation ................................ $   43,970,744
                                                                 --------------
  PHARMACEUTICALS -- 2.9%
    103,220   Pfizer Inc. ......................................      3,348,199
    885,740   Schering-Plough Corporation ......................     37,367,156
                                                                 --------------
                                                                     40,715,355
                                                                 --------------
  RETAIL -- 5.0%
    646,740   Amazon.com, Inc.(DAGGER) .........................     49,233,082
     59,690   eBay, Inc.(DAGGER) ...............................      7,472,442
  1,207,695   Rite Aid Corporation .............................     13,511,088
                                                                 --------------
                                                                     70,216,612
                                                                 --------------
  SEMICONDUCTORS -- 6.6%
    205,850   Applied Materials, Inc.(DAGGER) ..................     26,078,622
     47,450   Broadcom Corporation, Class A(DAGGER) ............     12,924,194
    274,820   Conexant Systems, Inc.(DAGGER) ...................     18,241,177
    113,225   Maxim Integrated Products, Inc.(DAGGER) ..........      5,342,805
    206,520   Texas Instruments, Inc. ..........................     20,006,625
    223,585   Vitesse Semiconductor Corporation(DAGGER) ........     11,724,238
                                                                 --------------
                                                                     94,317,661
                                                                 --------------
  SERVICES -- 1.7%
    122,700   Pittway Corporation, Class A .....................      5,498,494
    414,700   USWeb Corporation(DAGGER) ........................     18,428,231
                                                                 --------------
                                                                     23,926,725
                                                                 --------------
  TELECOMMUNICATIONS -- 21.6%
     42,270   EchoStar Communications Corporation,
               Class A(DAGGER) .................................      4,121,325
    121,920   JDS Uniphase Corporation(DAGGER) .................     19,667,220
    252,640   Level 3 Communications Inc.(DAGGER) ..............     20,684,900
     56,490   Nextel Communications, Inc., Class A(DAGGER) .....      5,825,531
     75,928   Nokia Oyj ........................................     13,766,129
    799,696   Nokia Oyj, ADR ...................................    151,942,240
    124,771   NTL, Inc.(DAGGER) ................................     15,565,182
    139,740   Sprint Corporation (PCS Group)(DAGGER) ...........     14,323,350
     11,400   Telefonica de Espana, ADR ........................        898,462
    534,246   Telefonica S.A.(DAGGER) ..........................     13,345,361
    119,325   Telefonos de Mexico S.A., Class L, ADR ...........     13,424,063
    141,930   VoiceStream Wireless Corporation(DAGGER) .........     20,198,413
    156,710   WinStar Communications, Inc.(DAGGER) .............     11,792,428
                                                                 --------------
                                                                    305,554,604
                                                                 --------------
              Total Common Stocks
               (Cost $854,671,439) .............................  1,291,223,843
                                                                 --------------
   PRINCIPAL
    AMOUNT
 ------------
U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- 4.6%
              Federal National Mortgage Asssociation Discount:
$15,000,000    5.761%(DOUBLE DAGGER) due 01/20/2000 ............     14,955,192
 10,000,000    5.654%(DOUBLE DAGGER) due 01/24/2000 ............      9,964,989
 15,000,000    5.699%(DOUBLE DAGGER) due 02/07/2000 ............     14,913,975
  5,000,000    5.420%(DOUBLE DAGGER) due 05/15/2000 ............      4,894,500
 20,000,000   Federal Home Loan Mortgage Corporation,
               5.706%(DOUBLE DAGGER) due 02/10/2000 ............     19,875,556
                                                                 --------------
              Total U.S. Government Agency Discount Notes
               (Cost $64,614,461) ..............................     64,604,212
                                                                 --------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                                  GROWTH SERIES

                                DECEMBER 31, 1999


                                                                      VALUE
     SHARES                                                          (NOTE 1)
     ------                                                        ------------
COMMERCIAL PAPER -- 2.5%
   (Cost $35,791,050)
$35,800,000   Household Finance Corporation,
               4.869%(DOUBLE DAGGER) due 01/03/2000 ............ $   35,791,050
                                                                 --------------
TOTAL INVESTMENTS (COST $955,076,950*) ...  98.2%                 1,391,619,105
OTHER ASSETS AND LIABILITIES (NET) .......   1.8                     25,253,115
                                           ------                --------------
NET ASSETS ............................... 100.0%                $1,416,872,220
                                           =====                 ==============
-------------------------------
*                 Aggregate cost for Federal tax purposes was $961,484,756.
(DAGGER)          Non-income producing security.
(DOUBLE DAGGER)   Annualized yield at date of purchase.


--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
                       EMU -- European Monetary Unit
--------------------------------------------------------------------------------

                               SCHEDULE OF FORWARD
                       FOREIGN CURRENCY EXCHANGE CONTRACTS

                        FORWARD FOREIGN CURRENCY EXCHANGE
                                CONTRACTS TO BUY

                  CONTRACTS TO RECEIVE
              -----------------------------
EXPIRATION         LOCAL       IN EXCHANGE    VALUE IN      UNREALIZED
   DATE           CURRENCY      FOR U.S. $     U.S. $      DEPRECIATION
-----------    ---------------  ------------  ----------    ------------
04/07/2000    EMU   8,000,000  $8,451,300    $8,116,551      $(334,749)
                                                            ----------
                                                             $(334,749)
                                                            ----------

                        FORWARD FOREIGN CURRENCY EXCHANGE
                                CONTRACTS TO SELL

                   CONTRACTS TO DELIVER
              -----------------------------
EXPIRATION       LOCAL          IN EXCHANGE   VALUE IN      UNREALIZED
   DATE        CURRENCY         FOR U.S. $    U.S. $       APPRECIATION
-----------    ---------------  ------------  -----------  -------------
04/07/2000    EMU  39,000,000  $41,311,849   $39,568,187    $1,743,662
04/14/2000    EMU  16,000,000   16,295,870    16,241,135        54,735
06/09/2000    EMU  58,000,000   60,516,930    59,107,056     1,409,874
                                                           -----------
                                                            $3,208,271
                                                           -----------
 Net Unrealized Appreciation of Forward
   Foreign Currency Exchange Contracts ...............      $2,873,522
                                                            ==========


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
    PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                               VALUE EQUITY SERIES

                                DECEMBER 31, 1999

                                                                      VALUE
     SHARES                                                          (NOTE 1)
     ------                                                        ------------
COMMON STOCKS -- 95.6%
   AEROSPACE/DEFENSE -- 1.2%
     62,000   Raytheon Company, Class B .........................  $  1,646,875
                                                                   ------------
   AUTOMOTIVE -- 3.4%
     66,000   General Motors Corporation ........................     4,797,375
                                                                   ------------
   BANKS -- 14.5%
     65,000   Bank of America Corporation .......................     3,262,187
     63,800   CCB Financial Corporation .........................     2,779,287
    100,000   Charter One Financial, Inc. .......................     1,912,500
     52,000   The Chase Manhattan Corporation ...................     4,039,750
    100,000   First Union Corporation ...........................     3,281,250
     76,000   FleetBoston Financial Corporation .................     2,645,750
    100,000   Washington Mutual, Inc. ...........................     2,600,000
                                                                   ------------
                                                                     20,520,724
                                                                   ------------
   BROADCAST, RADIO AND TELEVISION -- 5.3%
     45,000   MediaOne Group, Inc.(DAGGER) ......................     3,456,563
     66,000   Viacom Inc., Class A(DAGGER) ......................     3,988,875
                                                                   ------------
                                                                      7,445,438
                                                                   ------------
   CHEMICALS -- 4.5%
     38,926   du Pont (E.I.) de Nemours and Company .............     2,564,250
     76,000   Praxair, Inc. .....................................     3,823,750
                                                                   ------------
                                                                      6,388,000
                                                                   ------------
   COMPUTER INDUSTRY -- 10.0%
    150,000   Compaq Computer Corporation .......................     4,059,375
     75,000   Electronic Data Systems Corporation ...............     5,020,312
     46,500   International Business Machines
               Corporation ......................................     5,022,000
                                                                   ------------
                                                                     14,101,687
                                                                   ------------
   CONSUMER PRODUCTS -- 4.0%
    110,000   Fortune Brands, Inc. ..............................     3,636,875
     81,800   UST, Inc. .........................................     2,060,338
                                                                   ------------
                                                                      5,697,213
                                                                   ------------
   ELECTRONICS -- 2.5%
     26,460   Koninklijke (Royal) Philips
               Electronics N.V. .................................     3,572,100
                                                                   ------------
   FINANCIAL SERVICES -- 6.5%
     75,000   Freddie Mac .......................................     3,529,687
     26,700   Lehman Brothers Holdings Inc. .....................     2,261,156
     81,400   SLM Holding Corporation ...........................     3,439,150
                                                                   ------------
                                                                      9,229,993
                                                                   ------------
   HEALTH CARE -- 7.3%
     42,000   Aetna Inc. ........................................     2,344,125
     57,000   Bausch & Lomb, Inc. ...............................     3,900,937
    140,000   Columbia/HCA Healthcare Corporation ...............     4,103,750
                                                                   ------------
                                                                     10,348,812
                                                                   ------------
   INSURANCE -- 3.4%
    112,000   The Allstate Corporation ..........................     2,688,000
     20,000   American International Group, Inc. ................     2,162,500
                                                                   ------------
                                                                      4,850,500
                                                                   ------------





                                                                      VALUE
     SHARES                                                          (NOTE 1)
     ------                                                        ------------
   MANUFACTURING -- 7.1%
     44,000   Eaton Corporation .................................  $  3,195,500
     56,250   Honeywell International Inc. ......................     3,244,922
     37,000   Minnesota Mining and Manufacturing
               Company ..........................................     3,621,375
                                                                   ------------
                                                                     10,061,797
                                                                   ------------
   OIL AND GAS -- 14.3%
     81,000   BP Amoco Plc, ADR .................................     4,804,312
     55,000   Burlington Resources Inc. .........................     1,818,438
     81,933   Conoco Inc., Class B ..............................     2,038,083
    102,000   El Paso Energy Corporation ........................     3,958,875
     44,000   Exxon Mobil Corporation ...........................     3,544,750
     49,000   Transocean Sedco Forex Inc. .......................     1,650,688
    100,000   USX-Marathon Group ................................     2,468,750
                                                                   ------------
                                                                     20,283,896
                                                                   ------------
   PAPER AND FOREST PRODUCTS -- 2.2%
     55,000   International Paper Company .......................     3,104,063
                                                                   ------------
   PHARMACEUTICALS -- 1.2%
     38,000   Pharmacia & Upjohn, Inc. ..........................     1,710,000
                                                                   ------------
   RETAIL -- 2.8%
     80,000   Federated Department Stores, Inc.(DAGGER) .........     4,045,000
                                                                   ------------
   TELECOMMUNICATIONS -- 5.4%
     65,000   BellSouth Corporation .............................     3,042,813
     94,000   SBC Communications Inc. ...........................     4,582,500
                                                                   ------------
                                                                      7,625,313
                                                                   ------------
              Total Common Stocks
               (Cost $125,703,139) ..............................   135,428,786
                                                                   ------------
   PRINCIPAL
    AMOUNT
 -----------
U.S. GOVERNMENT AGENCY DISCOUNT NOTE -- 2.8%
   (Cost $3,896,719)
$ 3,897,000   Federal Home Loan Bank,
               1.217%(DOUBLE DAGGER) due 01/03/2000 .............     3,896,719
                                                                   ------------
TOTAL INVESTMENTS (COST $129,599,858*) ...  98.4%                   139,325,505
OTHER ASSETS AND LIABILITIES (NET) .......   1.6                      2,269,066
                                           ------                  ------------
NET ASSETS ............................... 100.0%                  $141,594,571
                                           =====                   ============
-------------------------------
*                 Aggregate cost for Federal tax purposes was $129,730,097.
(DAGGER)          Non-income producing security.
(DOUBLE DAGGER)   Annualized yield at date of purchase.


--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
    PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                                 RESEARCH SERIES

                                DECEMBER 31, 1999


                                                                      VALUE
     SHARES                                                          (NOTE 1)
     ------                                                          --------
COMMON STOCKS -- 96.1%
   AEROSPACE/DEFENSE -- 1.8%
    139,600   General Dynamics Corporation .....................   $  7,363,900
    173,200   United Technologies Corporation ..................     11,258,000
                                                                   ------------
                                                                     18,621,900
                                                                   ------------
   AUTOMOTIVE -- 0.2%
     96,900   Federal-Mogul Corporation ........................      1,950,112
                                                                   ------------
   BANKS -- 2.5%
    100,500   Bank of America Corporation ......................      5,043,844
    769,600   Bank of Ireland ..................................      6,123,920
    113,900   Bank One Corporation .............................      3,651,919
     52,152   The Chase Manhattan Corporation ..................      4,051,558
    169,100   U.S. Bancorp. ....................................      4,026,694
     60,000   Wells Fargo Company ..............................      2,426,250
                                                                   ------------
                                                                     25,324,185
                                                                   ------------
   BROADCAST, RADIO AND TELEVISION -- 4.1%
     98,100   CBS Corporation(DAGGER) ..........................      6,272,269
    104,400   Comcast Corporation, Special Class A .............      5,278,725
    216,025   Infinity Broadcasting Corporation, Class A(DAGGER)      7,817,405
    185,900   Time Warner Inc. .................................     13,466,131
    154,500   Tribune Company ..................................      8,507,156
                                                                   ------------
                                                                     41,341,686
                                                                   ------------
   CHEMICALS -- 0.2%
     70,500   Cambrex Corporation ..............................      2,427,844
                                                                   ------------
   COMPUTER INDUSTRY -- 23.8%
     81,200   America Online, Inc.(DAGGER) .....................      6,125,525
     14,200   Ariba, Inc.(DAGGER) ..............................      2,518,725
    150,600   BMC Software, Inc.(DAGGER) .......................     12,038,587
    283,300   Cisco Systems, Inc.(DAGGER) ......................     30,348,512
     28,800   Citrix Systems, Inc.(DAGGER) .....................      3,542,400
     77,825   Computer Associates International, Inc. ..........      5,442,886
    242,000   Compuware Corporation(DAGGER) ....................      9,014,500
    146,800   EMC Corporation(DAGGER) ..........................     16,037,900
     42,400   Hewlett-Packard Company ..........................      4,830,950
     82,600   International Business Machines Corporation ......      8,920,800
     19,150   Liberate Technologies, Inc.(DAGGER) ..............      4,921,550
     29,900   Macromedia, Inc.(DAGGER) .........................      2,186,437
    357,700   Microsoft Corporation(DAGGER) ....................     41,761,475
    228,050   Oracle Corporation(DAGGER) .......................     25,555,853
      6,800   Phone.com, Inc.(DAGGER) ..........................        788,375
    116,400   Seagate Technology, Inc.(DAGGER) .................      5,419,875
    389,400   Sun Microsystems, Inc.(DAGGER) ...................     30,154,162
     12,100   Synopsys, Inc.(DAGGER) ...........................        807,675
     30,750   Trintech Group Plc, ADR(DAGGER) ..................      1,522,125
     53,400   VeriSign, Inc.(DAGGER) ...........................     10,196,062
    136,762   VERITAS Software Corporation(DAGGER) .............     19,574,061
                                                                   ------------
                                                                    241,708,435
                                                                   ------------
   CONSUMER PRODUCTS -- 3.4%
    149,900   The Clorox Company ...............................      7,551,212
    157,200   Colgate-Palmolive Company ........................     10,218,000
    232,700   The Dial Corporation .............................      5,657,519
     97,800   Polaroid Corporation .............................      1,839,862
     81,100   The Procter & Gamble Company .....................      8,885,519
                                                                   ------------
                                                                     34,152,112





                                                                      VALUE
     SHARES                                                          (NOTE 1)
     ------                                                        ------------
   ELECTRONICS -- 8.0%
    302,800   Analog Devices, Inc.(DAGGER) .....................   $ 28,160,400
      6,375   Ancor Communications, Inc.(DAGGER) ...............        432,703
     37,700   The DII Group, Inc.(DAGGER) ......................      2,675,522
     94,400   Flextronics International Ltd.(DAGGER) ...........      4,342,400
    458,000   Hitachi Ltd. .....................................      7,351,669
     52,200   Intel Corporation ................................      4,296,712
    318,800   LSI Logic Corporation(DAGGER) ....................     21,519,000
     54,800   Micron Technology, Inc.(DAGGER) ..................      4,260,700
     52,900   Oak Industries Inc.(DAGGER) ......................      5,614,012
     33,600   SCI Systems, Inc.(DAGGER) ........................      2,761,500
                                                                   ------------
                                                                     81,414,618
                                                                   ------------
   ENERGY -- 1.0%
     49,200   The AES Corporation(DAGGER) ......................      3,677,700
     95,600   CMS Energy Corporation ...........................      2,981,525
     94,200   Texas Utilities Company ..........................      3,349,987
                                                                   ------------
                                                                     10,009,212
                                                                   ------------
   FINANCIAL SERVICES -- 4.7%
    172,814   Associates First Capital Corporation, Class A ....      4,741,584
    102,000   Capital One Financial Corporation ................      4,915,125
    196,250   CitiGroup, Inc. ..................................     10,904,141
     87,800   First Data Corporation ...........................      4,329,637
    129,200   Freddie Mac ......................................      6,080,475
     24,600   Merrill Lynch & Company, Inc. ....................      2,054,100
     33,400   Morgan Stanley Dean Witter & Company .............      4,767,850
     20,100   Orix Corporation .................................      4,528,746
     63,500   Providian Financial Corporation ..................      5,782,469
                                                                   ------------
                                                                     48,104,127
                                                                   ------------
   FOOD AND BEVERAGES -- 2.2%
    162,200   Anheuser-Busch Companies, Inc. ...................     11,495,925
    127,500   Nabisco Holdings Corporation, Class A ............      4,032,187
     95,900   The Quaker Oats Company ..........................      6,293,437
                                                                   ------------
                                                                     21,821,549
                                                                   ------------
   HEALTH CARE -- 2.4%
    154,600   Guidant Corporation(DAGGER) ......................      7,266,200
        400   McKesson HBOC, Inc. ..............................          9,025
    237,500   Medtronic, Inc. ..................................      8,653,906
     86,100   United Healthcare Corporation ....................      4,574,063
     72,500   VISX, Inc.(DAGGER) ...............................      3,751,875
                                                                   ------------
                                                                     24,255,069
                                                                   ------------
   INSURANCE -- 5.2%
    117,125   American International Group, Inc. ...............     12,664,141
     37,000   Aon Corporation ..................................      1,480,000
    220,200   AXA Financial, Inc. ..............................      7,459,275
    135,600   CIGNA Corporation ................................     10,924,275
    114,300   The Hartford Financial Services Group, Inc. ......      5,414,963
    163,800   Lincoln National Corporation .....................      6,552,000
     35,300   Marsh & McLennan Companies, Inc. .................      3,377,769
    128,254   ReliaStar Financial Corporation ..................      5,025,954
                                                                   ------------
                                                                     52,898,377
                                                                   ------------
   LEISURE ENTERTAINMENT -- 0.5%
    104,400   Carnival Corporation .............................      4,991,625
                                                                   ------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                                 RESEARCH SERIES

                                DECEMBER 31, 1999


                                                                      VALUE
     SHARES                                                          (NOTE 1)
     ------                                                        ------------
COMMON STOCKS -- (CONTINUED)
   MANUFACTURING -- 5.9%
     71,200   Abitibi-Consolidated Inc. ........................   $    845,500
     58,300   Corning Inc. .....................................      7,517,056
    156,100   Danaher Corporation ..............................      7,531,825
     46,200   Deere & Company ..................................      2,003,925
     55,000   General Electric Company .........................      8,511,250
     22,700   Ingersoll-Rand Company ...........................      1,249,919
     32,900   Mannesmann AG ....................................      8,019,525
    168,800   Owens-Illinois, Inc.(DAGGER) .....................      4,230,550
     11,570   SPX Corporation(DAGGER) ..........................        935,001
    494,468   Tyco International Ltd. ..........................     19,222,444
                                                                 --------------
                                                                     60,066,995
                                                                 --------------
   OIL AND GAS -- 6.0%
     33,300   Atlantic Richfield Company (ARCO) ................      2,880,450
    115,710   BP Amoco Plc, ADR ................................      6,863,049
     49,400   Columbia Energy Group ............................      3,124,550
    454,200   Conoco Inc., Class B .............................     11,298,225
     52,000   Cooper Cameron Corporation(DAGGER) ...............      2,544,750
     40,300   Devon Energy Corporation .........................      1,324,863
    144,200   EOG Resources, Inc. ..............................      2,532,513
    172,574   Exxon Mobil Corporation ..........................     13,902,993
     98,100   Noble Drilling Corporation(DAGGER) ...............      3,212,775
     16,200   Total Fina SA, Class B ...........................      1,121,850
     56,500   Total Fina SA ....................................      7,540,527
      3,900   Transocean Offshore, Inc. ........................        131,382
    124,300   Transocean Sedco Forex, Inc. .....................      4,187,356
                                                                 --------------
                                                                     60,665,283
                                                                 --------------
   PAPER AND FOREST PRODUCTS -- 0.5%
     89,300   Bowater Inc. .....................................      4,850,106
                                                                 --------------
   PHARMACEUTICALS -- 5.1%
    357,100   American Home Products Corporation ...............     14,083,131
    154,400   AstraZeneca Group Plc ............................      6,404,652
    146,500   Boston Scientific Corporation(DAGGER) ............      3,204,688
    152,700   Bristol-Myers Squibb Company .....................      9,801,431
    228,500   Pharmacia & Upjohn, Inc. .........................     10,282,500
    187,300   Sanofi-Synthelabo S.A.(DAGGER) ...................      7,799,120
                                                                 --------------
                                                                     51,575,522
                                                                 --------------
   RETAIL -- 6.1%
        882   Albertson's, Inc. ................................         28,445
     63,400   Costco Wholesale Corporation(DAGGER) .............      5,785,250
    238,900   CVS Corporation ..................................      9,541,069
        360   FreeMarkets, Inc.(DAGGER) ........................        122,873
     91,200   The Gap, Inc. ....................................      4,195,200
    231,700   The Kroger Company(DAGGER) .......................      4,373,338
    302,500   Office Depot, Inc.(DAGGER) .......................      3,308,594
    346,400   Safeway Inc.(DAGGER) .............................     12,318,850
     43,000   Tandy Corporation ................................      2,115,063
    153,000   The TJX Companies, Inc. ..........................      3,126,938
    245,600   Wal-Mart Stores, Inc. ............................     16,977,100
                                                                 --------------
                                                                     61,892,720
                                                                 --------------


                                                                      VALUE
     SHARES                                                          (NOTE 1)
     ------                                                          --------
   SERVICES -- 0.3%
     16,400   BEA Systems, Inc.(DAGGER) ........................   $  1,146,975
     41,600   Cendant Corporation(DAGGER) ......................      1,105,000
      8,810   Digimarc Corporation(DAGGER) .....................        440,500
                                                                 --------------
                                                                      2,692,475
                                                                 --------------
   TELECOMMUNICATIONS -- 12.2%
    245,600   Bell Atlantic Corporation ........................     15,119,750
     35,800   EchoStar Communications Corporation, Class A(DAGGER)    3,490,500
     10,800   General Instrument Corporation(DAGGER) ...........        918,000
     40,500   GTE Corporation ..................................      2,857,781
    298,791   MCI WorldCom, Inc.(DAGGER) .......................     15,854,597
    145,300   Motorola, Inc. ...................................     21,395,425
        473   Nippon Telegraph & Telephone Corporation(DAGGER) .      8,101,693
    127,000   Nortel Networks Corporation ......................     12,827,000
    126,900   SBC Communications Inc. ..........................      6,186,375
    144,500   Sprint Corporation ...............................      9,726,656
    230,600   Sprint Corporation (PCS Group)(DAGGER) ...........     23,636,500
     64,300   Telefonaktiebolaget LM Ericson, Class B ..........      4,134,003
          5   Tellabs, Inc.(DAGGER) ............................            321
                                                                 --------------
                                                                    124,248,601
                                                                 --------------
              Total Common Stocks
               (Cost $756,826,023) .............................    975,012,553
                                                                 --------------
   PRINCIPAL
    AMOUNT
 ------------
U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- 3.2%
   (Cost $31,997,333)
$32,000,000   Federal Home Loan Mortgage Corporation,
               1.217%(DOUBLE DAGGER) due 01/03/2000                  31,997,333
                                                                 --------------
TOTAL INVESTMENTS (COST $788,823,356*) ...  99.3%                 1,007,009,886
OTHER ASSETS AND LIABILITIES (NET) .......   0.7                      7,645,730
                                            ------               --------------
NET ASSETS ...............................  100.0%               $1,014,655,616
                                            =====                ==============
-------------------------------
*                 Aggregate cost for Federal tax purposes was $790,573,912.
(DAGGER)          Non-income producing security.
(DOUBLE DAGGER)   Annualized yield at date of purchase.


--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                              MANAGED GLOBAL SERIES

                                DECEMBER 31, 1999


                                                                      VALUE
     SHARES                                                          (NOTE 1)
     ------                                                          --------
COMMON STOCKS -- 101.2%
   CANADA -- 1.7%
     40,891   Bombardier Inc., Class B ..........................  $    839,916
     23,483   Nortel Networks Corporation .......................     2,372,702
                                                                   ------------
                                                                      3,212,618
                                                                   ------------
   FINLAND -- 3.8%
     29,014   Nokia Oyj .........................................     5,260,384
     25,357   Sonera Oyj ........................................     1,738,054
                                                                   ------------
                                                                      6,998,438
                                                                   ------------
   FRANCE -- 7.2%
      1,473   Altran Technologies S.A. ..........................       890,208
      8,746   Axa ...............................................     1,219,222
      6,075   Carrefour S.A. ....................................     1,120,397
      4,920   Castorama Dubois Investisse .......................     1,496,613
      1,867   L'OREAL, S.A. .....................................     1,497,847
      5,058   LVMH (Louis Vitton Moet Hennessy) .................     2,265,600
     32,105   Sanofi-Synthelabo S.A.(DAGGER) ....................     1,336,843
      6,702   Societe Television Francaise 1 ....................     3,510,307
                                                                   ------------
                                                                     13,337,037
                                                                   ------------
   GERMANY -- 1.5%
      5,715   Mannesmann AG .....................................     1,393,057
      4,209   Marschollek, Lautenschleger und Partner AG ........     1,271,855
                                                                   ------------
                                                                      2,664,912
                                                                   ------------
   HONG KONG -- 1.1%
    330,000   China Telecom (Hong Kong), Ltd. ...................     2,063,163
                                                                   ------------
   ITALY -- 2.7%
     28,529   Bipop-Carire SPA ..................................     2,524,444
     76,368   Mediaset SPA ......................................     1,187,671
     90,115   Mediolanum SPA ....................................     1,179,989
                                                                   ------------
                                                                      4,892,104
                                                                   ------------
   JAPAN -- 16.6%
         10   AIFUL  Corporation ................................         1,223
      2,500   Fujitsu Support and Service, Inc. .................     1,225,898
        800   Hikari Tsushin, Inc. ..............................     1,605,168
     10,400   ITO EN, Ltd. ......................................     1,454,595
        550   Kao Corporation ...................................        15,692
      2,500   Keyence Corporation ...............................     1,015,464
      8,000   Matsushita Communication Industrial Company, Ltd. .     2,114,124
     11,000   Murata Manufacturing Company, Ltd. ................     2,583,929
    175,000   The Nikko Securities Company, Ltd. ................     2,214,691
         97   NTT Mobile Communications Network, Inc.(DAGGER) ...     3,731,134
      4,100   Rohm Company Ltd. .................................     1,685,426
      4,300   Ryohin Keikaku Company, Ltd. ......................       863,199
      8,000   Seven-Eleven Japan Company, Ltd. ..................     1,268,474
     83,000   Sharp Corporation .................................     2,124,352
      3,600   Shimamura Company, Ltd. ...........................       570,813
      3,300   SMC Corporation ...................................       730,283
      3,200   Softbank Corporation ..............................     3,063,130
      6,400   Sony Corporation ..................................     1,898,013
     17,100   Takeda Chemical Industries, Ltd. ..................       845,209
      5,400   Tokyo Electron Ltd. ...............................       739,943
          1   Yahoo Japan Corporation(DAGGER) ...................       894,587
                                                                   ------------
                                                                     30,645,347
                                                                   ------------




                                                                      VALUE
     SHARES                                                          (NOTE 1)
     ------                                                          --------
   NETHERLANDS -- 5.2%
     12,058   Aegon, N.V. .......................................  $  1,164,746
     16,104   ASM Lithography Holding, N.V.(DAGGER) .............     1,789,149
     56,944   KPNQwest, N.V.(DAGGER) ............................     3,791,288
     19,881   Randstad Holding, N.V. ............................       957,202
     11,873   STMicroelectronics, N.V. ..........................     1,827,348
                                                                   ------------
                                                                      9,529,733
                                                                   ------------
   PORTUGAL -- 0.1%
     48,000   Banco Comercial Portugues S.A. ....................       266,398
                                                                   ------------
   SWEDEN -- 1.3%
     38,196   Hennes & Mauritz AB-B .............................     1,279,485
     35,940   Skandia Forsakrings AB ............................     1,085,635
                                                                   ------------
                                                                      2,365,120
                                                                   ------------
   SWITZERLAND -- 0.5%
        272   Julius Baer Holding, Ltd., AG, Class B ............       821,654
                                                                   ------------
   UNITED KINGDOM -- 10.0%
         80   British Telecommunications Plc ....................         1,955
     80,152   Capita Group Plc ..................................     1,463,006
     66,018   Colt Telecom Group Plc(DAGGER) ....................     3,379,386
     27,188   Dixons Group Plc ..................................       653,921
     65,604   Logica Plc ........................................     1,684,925
     85,989   Misys Plc .........................................     1,340,366
     70,121   Prudential Corporation ............................     1,381,851
     66,856   SEMA Group Plc ....................................     1,203,037
     82,054   SmithKline Beecham Plc ............................     1,047,081
    187,680   TeleWest Communications Plc(DAGGER) ...............     1,001,184
    817,470   Vodafone Group Plc ................................     4,050,509
     80,704   WPP Group Plc .....................................     1,278,843
                                                                   ------------
                                                                     18,486,064
                                                                   ------------
   UNITED STATES -- 49.5%
     22,800   America Online, Inc.(DAGGER) ......................     1,719,975
     17,000   American Express Company ..........................     2,826,250
     17,050   American International Group, Inc. ................     1,843,531
     37,900   Amgen Inc.(DAGGER) ................................     2,276,369
     15,600   Applied Materials, Inc.(DAGGER) ...................     1,976,325
     51,176   AT&T Corp. - Liberty Media Group, Class A(DAGGER) .     2,904,238
     15,900   BMC Software, Inc.(DAGGER) ........................     1,271,006
     44,700   Bristol-Myers Squibb Company ......................     2,869,181
     21,400   CBS Corporation(DAGGER) ...........................     1,368,262
     36,500   The Charles Schwab Corporation ....................     1,400,688
      7,100   CheckFree Holdings Corporation(DAGGER) ............       741,950
     31,550   Cisco Systems, Inc.(DAGGER) .......................     3,379,794
     44,700   Citigroup, Inc. ...................................     2,483,644
     11,800   Clear Channel Communications, Inc.(DAGGER) ........     1,053,150
     17,300   Comcast Corporation, Special Class A ..............       874,731
     30,700   Dell Computer Corporation(DAGGER) .................     1,565,700
     12,600   EMC Corporation(DAGGER) ...........................     1,376,550
     22,200   The Estee Lauder Companies Inc., Class A ..........     1,119,713
     10,400   Fannie Mae ........................................       649,350
     18,100   Genentech, Inc.(DAGGER) ...........................     2,434,450
     28,500   General Electric Company ..........................     4,410,375
     36,150   The Home Depot, Inc. ..............................     2,478,534
     37,000   Intel Corporation .................................     3,045,562
     21,700   Intuit Inc.(DAGGER) ...............................     1,300,644
     23,000   Johnson & Johnson .................................     2,141,875
      9,600   Linear Technology Corporation .....................       687,000


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                              MANAGED GLOBAL SERIES

                                DECEMBER 31, 1999


                                                                      VALUE
     SHARES                                                          (NOTE 1)
     ------                                                          --------
COMMON STOCKS -- (CONTINUED)
   UNITED STATES -- (CONTINUED)
     26,300   Lucent Technologies Inc. ..........................  $  1,967,569
     56,498   Microsoft Corporation(DAGGER) .....................     6,596,141
     12,900   Omnicom Group Inc. ................................     1,290,000
     29,900   Oracle Corporation(DAGGER) ........................     3,350,669
      4,900   Phone.com, Inc.(DAGGER) ...........................       568,094
     38,800   Qualcomm, Inc. ....................................     6,833,650
     22,751   Schering-Plough Corporation .......................       959,808
     12,600   Solectron Corporation(DAGGER) .....................     1,198,575
     33,500   Sun Microsystems, Inc.(DAGGER) ....................     2,594,156
     15,600   Teradyne, Inc.(DAGGER) ............................     1,029,600
     15,400   Texas Instruments, Inc. ...........................     1,491,875
     12,600   VERITAS Software Corporation(DAGGER) ..............     1,803,375
     20,600   Viacom, Inc., Class B(DAGGER) .....................     1,245,013
     52,700   Wal-Mart Stores, Inc. .............................     3,642,888
     27,400   Walgreen Company ..................................       801,450
      8,200   Warner-Lambert Company ............................       671,888
     11,800   Yahoo! Inc.(DAGGER) ...............................     5,105,713
                                                                   ------------
                                                                     91,349,311
                                                                   ------------
              Total Common Stocks
               (Cost $125,195,743) ..............................   186,631,899
                                                                   ------------
TOTAL INVESTMENTS (COST $125,195,743*) ..  101.2%                   186,631,899
OTHER ASSETS AND LIBILITIES (NET) .......   (1.2)                    (2,146,340)
                                           ------                  ------------
NET ASSETS ..............................  100.0%                  $184,485,559
                                           =====                   ============
-------------------------------
*        Aggregate cost for Federal tax purposes was $125,481,046.
(DAGGER) Non-income producing security.




The industry classification of the Managed Global Series at December 31, 1999 was as follows:
                                           % OF                       VALUE
INDUSTRY CLASSIFICATION                 NET ASSETS                   (NOTE 1)
------------------------                 ----------                 ------------
LONG TERM INVESTMENTS:
Advertising .........................       1.4 %                 $   2,568,843
Banks ...............................       2.0                       3,612,495
Computer Industry ...................      22.9                      42,240,628
Diversified Operations ..............       0.5                         839,916
Drugs. ..............................       3.3                       6,098,314
Electronics. ........................       9.9                      18,257,850
Engineering. ........................       0.5                         890,208
Financial Services. .................       5.9                      10,847,701
Food and Beverage Products. .........       2.0                       3,720,196
Insurance ...........................       4.3                       7,874,974
Manufacturing. ......................       1.1                       2,123,340
Medical Supplies and Services .......       4.6                       8,484,389
Multimedia. .........................       7.1                      13,144,557
Nondurable Goods ....................       1.4                       2,633,251
Retail ..............................       7.7                      14,175,774
Services ............................       1.3                       2,420,207
Telecommunications ..................      22.9                      42,288,881
Utilities ...........................       2.4                       4,410,375
                                          ------                   ------------
TOTAL INVESTMENTS. ..................     101.2                     186,631,899
OTHER ASSETS AND LIABILITIES (NET) ..      (1.2)                     (2,146,340)
                                          ------                   ------------
NET ASSETS. .........................     100.0%                   $184,485,559
                                          =====                    ============


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
    PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                           CAPITAL APPRECIATION SERIES

                                DECEMBER 31, 1999

                                                                      VALUE
     SHARES                                                          (NOTE 1)
     ------                                                          --------
COMMON STOCKS -- 88.7%
   BANKS -- 1.2%
     62,500   The Chase Manhattan Corporation ...................  $  4,855,469
                                                                   ------------
   BROADCAST, RADIO AND TELEVISION -- 11.8%
    389,500   Comcast Corporation, Special Class A ..............    19,694,094
    264,500   Cox Communications, Inc., Class A(DAGGER) .........    13,621,750
     36,000   MediaOne Group, Inc.(DAGGER) ......................     2,765,250
    175,000   Time Warner Inc. ..................................    12,676,562
                                                                   ------------
                                                                     48,757,656
                                                                   ------------
   COMPUTER INDUSTRY -- 17.6%
    117,000   Apple Computer, Inc.(DAGGER) ......................    12,029,062
    176,000   At Home Corporation, Series A(DAGGER) .............     7,546,000
     31,000   BMC Software, Inc.(DAGGER) ........................     2,478,062
      2,800   Citrix Systems, Inc.(DAGGER) ......................       344,400
     10,500   Comverse Technology, Inc.(DAGGER) .................     1,519,875
     15,000   EMC Corporation(DAGGER) ...........................     1,638,750
    166,500   Gateway Inc.(DAGGER) ..............................    11,998,406
     63,200   International Business Machines Corporation .......     6,825,600
     92,000   Lexmark International Group, Inc.,  Class A(DAGGER)     8,326,000
     61,000   Microsoft Corporation(DAGGER) .....................     7,121,750
     80,000   Sun Microsystems, Inc.(DAGGER) ....................     6,195,000
    203,500   Unisys Corporation(DAGGER) ........................     6,499,281
                                                                   ------------
                                                                     72,522,186
                                                                   ------------
   CONSUMER PRODUCTS -- 1.3%
     56,000   Colgate-Palmolive Company .........................     3,640,000
     29,000   Kimberly-Clark Corporation ........................     1,892,250
                                                                   ------------
                                                                      5,532,250
                                                                   ------------
   ELECTRONICS -- 1.8%
     23,000   Analog Devices, Inc.(DAGGER) ......................     2,139,000
     25,000   Solectron Corporation(DAGGER) .....................     2,378,125
     38,300   Teradyne, Inc.(DAGGER) ............................     2,527,800
      6,000   Waters Corporation(DAGGER) ........................       318,000
                                                                   ------------
                                                                      7,362,925
                                                                   ------------
   FINANCIAL SERVICES -- 8.0%
     24,000   American Express Company ..........................     3,990,000
    152,000   Associates First Capital Corporation, Class A .....     4,170,500
     94,000   Citigroup, Inc. ...................................     5,222,875
    155,000   First Data Corporation ............................     7,643,437
     26,500   Freddie Mac .......................................     1,247,156
     69,200   Morgan Stanley Dean Witter & Company ..............     9,878,300
      9,000   Providian Financial Corporation ...................       819,562
                                                                   ------------
                                                                     32,971,830
                                                                   ------------
   HEALTH CARE -- 2.5%
    219,000   Guidant Corporation(DAGGER) .......................    10,293,000
                                                                   ------------
   INSURANCE -- 3.6%
    118,500   American International Group, Inc. ................    12,812,813
     45,000   The Hartford Financial Services Group, Inc. .......     2,131,875
                                                                   ------------
                                                                     14,944,688
                                                                   ------------
   LEISURE ENTERTAINMENT -- 1.4%
    124,000   Carnival Corporation ..............................     5,928,750
                                                                   ------------



                                                                      VALUE
     SHARES                                                          (NOTE 1)
     ------                                                          --------
   MANUFACTURING -- 2.7%
    280,800   Tyco International Ltd. ...........................  $ 10,916,100
                                                                   ------------
   PAPER AND FOREST PRODUCTS -- 0.8%
     45,700   Weyerhaeuser Company ..............................     3,281,831
                                                                   ------------
   PHARMACEUTICALS -- 3.4%
     86,500   Bristol-Myers Squibb Company ......................     5,552,219
    163,900   Pharmacia & Upjohn, Inc. ..........................     7,375,500
     12,000   Warner-Lambert Company ............................       983,250
                                                                   ------------
                                                                     13,910,969
                                                                   ------------
   RESTAURANTS -- 0.4%
     38,000   McDonald's Corporation ............................     1,531,875
                                                                   ------------
   RETAIL -- 11.1%
    149,000   Best Buy Company Inc.(DAGGER) .....................     7,477,938
     82,500   Costco Wholesale Corporation(DAGGER) ..............     7,528,125
    270,000   Dayton Hudson Corporation .........................    19,828,125
    262,500   The Kroger Company(DAGGER) ........................     4,954,688
     54,000   Lowe's Companies, Inc. ............................     3,226,500
     73,000   Safeway Inc.(DAGGER) ..............................     2,596,063
                                                                   ------------
                                                                     45,611,439
                                                                   ------------
   SEMICONDUCTORS -- 3.1%
     72,500   Applied Materials, Inc.(DAGGER) ...................     9,184,844
     39,000   Texas Instruments, Inc. ...........................     3,778,125
                                                                   ------------
                                                                     12,962,969
                                                                   ------------
   SERVICES -- 1.8%
     73,000   Omnicom Group Inc. ................................     7,300,000
                                                                   ------------
   TELECOMMUNICATIONS -- 16.2%
     26,500   Lucent Technologies Inc. ..........................     1,982,531
    147,000   MCI WorldCom, Inc.(DAGGER) ........................     7,800,188
     46,500   Motorola, Inc. ....................................     6,847,125
    190,500   Nextel Communications, Inc., Class A(DAGGER) ......    19,645,313
    161,000   Nokia Oyj, ADR ....................................    30,590,000
                                                                   ------------
                                                                     66,865,157
                                                                   ------------
              Total Common Stocks
               (Cost $293,383,978) ..............................   365,549,094
                                                                   ------------
   PRINCIPAL
    AMOUNT
 ------------
U.S. GOVERNMENT AGENCY DISCOUNT NOTE -- 10.7%
   (Cost $44,073,327)
$44,077,000   Federal Home Loan Bank,
               1.217%(DOUBLE DAGGER) due 01/03/2000 .............    44,073,327
                                                                   ------------
TOTAL INVESTMENTS (COST $337,457,305*) ..   99.4%                   409,622,421
OTHER ASSETS AND LIABILITIES (NET) ......    0.6                      2,275,948
                                           ------                  ------------
NET ASSETS ..............................  100.0                   $411,898,369
                                           =====                   ============
-------------------------------
*                 Aggregate cost for Federal tax purposes was $337,758,734.
(DAGGER)          Non-income producing security.
(DOUBLE DAGGER)   Annualized yield at date of purchase.


--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
    PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                              MID-CAP GROWTH SERIES

                                DECEMBER 31, 1999

                                                                      VALUE
     SHARES                                                          (NOTE 1)
     ------                                                          --------
COMMON STOCKS -- 93.0%
   BROADCAST, RADIO AND TELEVISION -- 3.2%
     65,800   Hearst-Argyle Television, Inc.(DAGGER) ............  $  1,751,925
     34,900   Meredith Corporation ..............................     1,454,894
     18,800   Sinclair Broadcast Group, Inc., Class A(DAGGER) ...       229,419
      2,125   Spanish Broadcasting System, Inc., Class A(DAGGER)         85,531
    421,700   SportLine USA, Inc.(DAGGER) .......................    21,137,712
                                                                   -------------
                                                                     24,659,481
                                                                   -------------
   BUILDING/CONSTRUCTION -- 0.3%
    168,250   U.S. Aggregates, Inc.(DAGGER) .....................     2,019,000
                                                                   -------------
   COMPUTER INDUSTRY -- 17.2%
     53,400   Affiliated Computer Services, Inc., Class A(DAGGER)     2,456,400
     87,075   Ancor Communications, Inc.(DAGGER) ................     5,910,216
    144,900   Aspen Technology, Inc.(DAGGER) ....................     3,830,794
     19,100   CheckFree Holdings Corporation(DAGGER) ............     1,995,950
      4,300   Citrix Systems, Inc.(DAGGER) ......................       528,900
    168,200   Computer Network Technology Corporation(DAGGER) ...     3,858,087
     40,100   DST Systems, Inc.(DAGGER) .........................     3,060,131
    279,400   Harbinger Corporation(DAGGER) .....................     8,888,412
     41,400   Interliant Inc.(DAGGER) ...........................     1,076,400
     20,000   Macromedia, Inc.(DAGGER) ..........................     1,462,500
    161,970   Network Solutions, Inc., Class A(DAGGER) ..........    35,238,598
    432,800   RSA Security, Inc.(DAGGER) ........................    33,542,000
     34,682   S1 Corporation(DAGGER) ............................     2,709,531
    216,000   Seagate Technology, Inc.(DAGGER) ..................    10,057,500
    831,000   SunGard Data Systems, Inc.(DAGGER) ................    19,736,250
      2,000   Trintech Group Plc, ADR(DAGGER) ...................        99,000
                                                                   -------------
                                                                    134,450,669
                                                                   -------------
   DIVERSIFIED MINERALS -- 0.0%#
    366,400   Southern Africa Minerals Corporation(DAGGER) ......        58,380
                                                                   -------------
   ELECTRONICS -- 11.2%
      7,960   Agilent Technologies, Inc.(DAGGER) ................       615,407
    227,000   Amkor Technology, Inc.(DAGGER) ....................     6,412,750
    114,000   Analog Devices, Inc.(DAGGER) ......................    10,602,000
    139,700   Applied Science and Technology, Inc.(DAGGER) ......     4,642,842
     79,900   Cypress Semiconductor Corporation(DAGGER) .........     2,586,762
    151,300   DuPont Photomasks, Inc.(DAGGER) ...................     7,300,225
     44,800   Emulex Corporation(DAGGER) ........................     5,040,000
    109,500   Etec Systems, Inc.(DAGGER) ........................     4,913,812
     73,200   KLA-Tencor Corporation(DAGGER) ....................     8,152,650
     34,300   LTX Corporation(DAGGER) ...........................       767,462
    122,600   MKS Instruments, Inc.(DAGGER) .....................     4,428,925
     15,100   Novellus Systems, Inc.(DAGGER) ....................     1,850,222
     38,000   RF Micro Devices, Inc.(DAGGER) ....................     2,600,625
     44,800   Sawtek Inc.(DAGGER) ...............................     2,982,000
    326,800   SIPEX Corporation(DAGGER) .........................     8,027,025
    158,300   Teradyne, Inc.(DAGGER) ............................    10,447,800
    114,400   Waters Corporation(DAGGER) ........................     6,063,200
                                                                   -------------
                                                                     87,433,707
                                                                   -------------
   FINANCIAL SERVICES -- 4.1%
     19,400   The BISYS Group, Inc.(DAGGER) .....................     1,265,850
    709,700   Edwards (A.G.), Inc. ..............................    22,754,756
    199,700   Fiserv, Inc.(DAGGER) ..............................     7,651,006
                                                                   -------------
                                                                     31,671,612
                                                                   -------------




                                                                      VALUE
     SHARES                                                          (NOTE 1)
     ------                                                          --------
  FOOD AND BEVERAGES -- 3.4%
  1,538,050   Del Monte Foods Company(DAGGER) ...................  $ 18,937,241
     22,200   The Great Atlantic & Pacific Tea Company, Inc. ....       618,825
    263,800   Keebler Foods Company(DAGGER) .....................     7,419,375
                                                                   -------------
                                                                     26,975,441
                                                                   -------------
   HEALTH CARE -- 12.8%
      1,800   AHT Corporation(DAGGER) ...........................         8,437
    442,200   Cytyc Corporation(DAGGER) .........................    27,001,837
  2,071,000   Health Management Associates, Inc., Class A(DAGGER)    27,699,625
    128,200   Lincare Holdings, Inc.(DAGGER) ....................     4,446,938
    298,678   Martek Biosciences Corporation(DAGGER)^ ...........     3,584,136
    480,200   STERIS Corporation(DAGGER) ........................     4,952,063
  1,147,205   Total Renal Care Holdings, Inc.(DAGGER) ...........     7,671,933
    480,700   VISX, Inc.(DAGGER) ................................    24,876,225
                                                                   -------------
                                                                    100,241,194
                                                                   -------------
   MANUFACTURING -- 1.6%
    522,300   AGCO Corporation ..................................     7,018,406
    213,600   Smurfit-Stone Container Corporation(DAGGER) .......     5,233,200
                                                                   -------------
                                                                     12,251,606
                                                                   -------------
   OIL AND GAS -- 20.5%
    529,900   Apache Corporation ................................    19,573,181
    242,805   Cooper Cameron Corporation(DAGGER) ................    11,882,270
    236,763   Diamond Offshore Drilling, Inc. ...................     7,236,069
    675,000   EOG Resources, Inc. ...............................    11,854,688
  1,834,500   Global Industries, Ltd.(DAGGER) ...................    15,822,563
    640,700   The Houston Exploration Company(DAGGER) ...........    12,693,869
  1,043,960   Newfield Exploration Company(DAGGER) ..............    27,925,930
    724,300   Noble Drilling Corporation(DAGGER) ................    23,720,825
    713,400   Transocean Sedco Forex Inc. .......................    24,032,663
     91,400   Vastar Resources, Inc. ............................     5,392,600
                                                                   -------------
                                                                    160,134,658
                                                                   -------------
   PHARMACEUTICALS -- 1.9%
     55,000   Sepracor, Inc.(DAGGER) ............................     5,455,313
    204,200   United Therapeutics Corporation(DAGGER) ...........     9,393,200
                                                                   -------------
                                                                     14,848,513
                                                                   -------------
   PRINTING/PUBLISHING -- 2.1%
    113,500   The Reader's Digest Association, Inc., Class A ....     3,319,875
    206,300   Scholastic Corporation(DAGGER) ....................    12,829,281
                                                                   -------------
                                                                     16,149,156
                                                                   -------------
   RETAIL -- 2.9%
    211,100   BJ's Wholesale Club, Inc.(DAGGER) .................     7,705,150
    263,700   The Gymboree Corporation(DAGGER) ..................     1,483,313
    650,300   The Kroger Company(DAGGER) ........................    12,274,413
    216,100   LoJack Corporation(DAGGER) ........................     1,458,675
                                                                   -------------
                                                                     22,921,551
                                                                   -------------
   SERVICES -- 5.1%
    139,140   Collectors Universe, Inc.(DAGGER) .................       869,625
    118,700   CSG Systems International, Inc.(DAGGER) ...........     4,733,163
    537,100   IDEXX Laboratories, Inc.(DAGGER) ..................     8,660,738
     63,800   Learning Tree International, Inc.(DAGGER) .........     1,786,400
    231,100   National Data Corporation .........................     7,842,956
    507,300   NOVA Corporation(DAGGER) ..........................    16,011,656
                                                                   -------------
                                                                     39,904,538
                                                                   -------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                              MID-CAP GROWTH SERIES

                                DECEMBER 31, 1999


                                                                      VALUE
     SHARES                                                          (NOTE 1)
     ------                                                          --------
COMMON STOCKS -- (CONTINUED)
   TELECOMMUNICATIONS -- 6.6%
    321,100   American Tower Corporation, Class A(DAGGER) .......  $  9,813,619
    733,590   Cable Design Technologies Corporation(DAGGER) .....    16,872,570
    643,100   Intermedia Communications Inc..(DAGGER) ...........    24,960,319
      7,780   Metromedia Fiber Network, Inc., Class A(DAGGER) ...       372,954
                                                                   ------------
                                                                     52,019,462
                                                                   ------------
   TRANSPORTATION -- 0.1%
     13,940   United Parcel Service, Inc., Class B(DAGGER) ......       961,860
                                                                   ------------
              Total Common Stocks
               (Cost $567,084,285) ..............................   726,700,828
                                                                   ------------
   PRINCIPAL
    AMOUNT
 ------------
U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- 8.2%
$25,100,000   Federal Agricultural Mortgage Corporation,
               5.745%(DOUBLE DAGGER) due 01/13/2000 .............    25,052,561
 39,300,000   Federal Home Loan Mortgage Corporation
               Discount Note,
               1.217%(DOUBLE DAGGER) due 01/03/2000 .............    39,296,725
                                                                   ------------
              Total U.S. Government Agency Discount Notes
               (Cost $64,349,286)                                    64,349,286
                                                                   ------------
TOTAL INVESTMENTS (COST $631,433,571*) ..................  101.2%   791,050,114
OTHER ASSETS AND LIABILITIES (NET) ......................   (1.2)    (9,242,617)
                                                           -----   ------------
NET ASSETS ..............................................  100.0%  $781,807,497
                                                           =====   ============
-------------------------------
*               Aggregate cost for Federal tax purposes was $632,234,864.
^               Illiquid security.
(DAGGER)        Non-income producing security.
(DOUBLE DAGGER) Annualized yield at date of purchase.
#               Amount is less than 0.01%.


--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
                                  THE GCG TRUST
                                ALL-GROWTH SERIES

                                DECEMBER 31, 1999

                                                       VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
COMMON STOCKS -- 97.7%
   ADVERTISING -- 6.7%
     71,900   Getty Images, Inc.(DAGGER) ........  $  3,514,112
     56,100   Lamar Advertising Company(DAGGER) .     3,397,556
     32,100   Omnicom Group Inc. ................     3,210,000
                                                   ------------
                                                     10,121,668
                                                   ------------
   BROADCAST, RADIO AND TELEVISION -- 2.8%
     74,750   Infinity Broadcasting Corporation,
               Class A(DAGGER) ..................     2,705,016
     14,500   Univision Communications, Inc.,
               Class A(DAGGER) ..................     1,481,719
                                                   ------------
                                                      4,186,735
                                                   ------------
   COMPUTER INDUSTRY -- 33.3%
     10,100   Active Software, Inc.(DAGGER) .....       929,200
      3,800   Akamai Technologies, Inc.(DAGGER) .     1,244,975
     18,400   Ariba, Inc.(DAGGER) ...............     3,263,700
     19,300   Art Technology Group, Inc.(DAGGER)      2,472,812
      6,500   Broadbase Software, Inc.(DAGGER) ..       731,250
     10,100   BroadVision, Inc.(DAGGER) .........     1,717,631
     12,900   Check Point Software
               Technologies Ltd.(DAGGER) ........     2,563,875
     11,100   Commerce One, Inc.(DAGGER) ........     2,181,150
     32,200   Exodus Communications, Inc.(DAGGER)     2,859,762
      9,700   F5 Networks, Inc.(DAGGER) .........     1,105,800
     19,300   Informatica Corporation(DAGGER) ...     2,053,037
     20,300   InfoSpace.com, Inc.(DAGGER) .......     4,344,200
      2,300   Intertrust Technologies
               Corporation(DAGGER) ..............       270,537
     40,000   Lycos, Inc.(DAGGER) ...............     3,182,500
     16,500   MicroStrategy, Inc.(DAGGER) .......     3,465,000
     54,800   Rare Medium Group, Inc.(DAGGER) ...     1,870,050
     17,000   Redback Networks Inc.(DAGGER) .....     3,017,500
      6,100   VA Linux Systems, Inc.(DAGGER) ....     1,260,412
     28,500   Verio Inc.(DAGGER) ................     1,316,344
     22,900   VeriSign, Inc.(DAGGER) ............     4,372,469
     14,500   VERITAS Software Corporation(DAGGER)    2,075,312
     13,000   Viant Corporation(DAGGER) .........     1,287,000
     16,100   Vignette Corporation(DAGGER) ......     2,624,300
                                                   ------------
                                                     50,208,816
                                                   ------------
   ELECTRONICS -- 10.0%
     14,700   C-Cor.net Corporation(DAGGER) .....     1,126,387
     38,000   Emulex Corporation(DAGGER) ........     4,275,000
     31,200   Flextronics International
               Ltd.(DAGGER) .....................     1,435,200
     21,200   Gemstar International Group
               Ltd.(DAGGER) .....................     1,510,500
     86,400   Mettler-Toledo International,
               Inc.(DAGGER) .....................     3,299,400
     14,700   Microchip Technology, Inc.(DAGGER)      1,006,031
     12,400   PE Corp-PE Biosystems Group .......     1,491,875
     22,500   PerkinElmer, Inc. .................       937,969
                                                   ------------
                                                     15,082,362
                                                   ------------
   FINANCIAL SERVICES -- 1.9%
     51,100   Ameritrade Holding Corporation,
               Class A(DAGGER) ..................     1,108,231
     68,000   E*TRADE Group, Inc.(DAGGER) .......     1,776,500
                                                   ------------
                                                      2,884,731
                                                   ------------
   HEALTH CARE -- 2.3%
     51,300   Allscripts Inc.(DAGGER) ...........     2,257,200
     20,600   Cytyc Corporation(DAGGER) .........     1,257,887
                                                   ------------
                                                      3,515,087
                                                   ------------
   LEISURE ENTERTAINMENT -- 0.9%
     44,100   Premier Parks, Inc.(DAGGER) .......     1,273,387
                                                   ------------




                                                       VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
   OIL AND GAS -- 3.1%
     48,700   Cooper Cameron Corporation(DAGGER)   $  2,383,256
     46,800   Diamond Offshore Drilling, Inc. ...     1,430,325
     46,400   EOG Resources, Inc. ...............       814,900
                                                   ------------
                                                      4,628,481
                                                   ------------
   PHARMACEUTICALS -- 6.8%
     22,400   Celgene Corporation(DAGGER) .......     1,568,000
     45,400   Medicis Pharmaceutical Corporation,
               Class A(DAGGER) ..................     1,932,338
     25,800   MedImmune, Inc.(DAGGER) ...........     4,279,575
     34,900   Teva Pharmaceutical ...............     2,501,894
                                                   ------------
                                                     10,281,807
                                                   ------------
   RETAIL -- 10.5%
     72,500   American Eagle Outfitters,
               Inc.(DAGGER) .....................     3,262,500
     36,300   Circuit City Stores, Inc. .........     1,635,769
     37,100   Insight Enterprises, Inc.(DAGGER) .     1,507,188
     41,800   Tandy Corporation .................     2,056,038
     34,900   Tiffany & Company .................     3,114,825
     16,400   Whole Foods Market, Inc.(DAGGER) ..       760,550
     70,100   Zale Corporation(DAGGER) ..........     3,391,088
                                                   ------------
                                                     15,727,958
                                                   ------------
   SEMICONDUCTORS -- 7.3%
     49,600   Atmel Corporation(DAGGER) .........     1,466,300
     44,400   Cypress Semiconductor
               Corporation(DAGGER) ..............     1,437,450
     33,100   Fairchild Semiconductor Corporation,
               Class A(DAGGER) ..................       984,725
     27,100   Integrated Device Technology,
               Inc.(DAGGER) .....................       785,900
     18,900   LSI Logic Corporation(DAGGER) .....     1,275,750
      6,900   QLogic Corporation(DAGGER) ........     1,103,138
     35,900   TriQuint Semiconductor, Inc.(DAGGER)    3,993,875
                                                   ------------
                                                     11,047,138
                                                   ------------
   SERVICES -- 3.2%
     22,000   BEA Systems, Inc.(DAGGER) .........     1,538,625
     28,000   United Rentals, Inc.(DAGGER) ......       479,500
     63,700   USWeb Corporation(DAGGER) .........     2,830,669
                                                   ------------
                                                      4,848,794
                                                   ------------
   TELECOMMUNICATIONS -- 8.9%
     21,600   CIENA Corporation(DAGGER) .........     1,242,000
     25,300   CommScope, Inc.(DAGGER) ...........     1,019,906
     11,000   Ditech Communications
               Corporation (DAGGER) .............     1,028,500
      3,300   Finisar Corporation(DAGGER) .......       296,588
     25,400   JDS Uniphase Corporation(DAGGER) ..     4,097,338
      4,100   Juniper Networks, Inc.(DAGGER) ....     1,394,000
     33,600   MRV Communications, Inc.(DAGGER) ..     2,112,600
     13,300   Powerwave Technologies, Inc.(DAGGER)      776,388
      4,700   Sycamore Networks, Inc.(DAGGER) ...     1,447,600
                                                   ------------
                                                     13,414,920
                                                   ------------
              Total Common Stocks
               (Cost $98,273,943) ...............   147,221,884
                                                   ------------
TOTAL INVESTMENTS (COST $98,273,943*) ....  97.7%   147,221,884
OTHER ASSETS AND LIABILITIES (NET) .......   2.3      3,476,307
                                           -----   ------------
NET ASSETS ............................... 100.0%  $150,698,191
                                           =====   ============
-------------------------------
*        Aggregate cost for Federal tax purposes was $98,774,338.
(DAGGER) Non-income producing security.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                           GROWTH OPPORTUNITIES SERIES

                                DECEMBER 31, 1999

                                                         VALUE
     SHARES                                             (NOTE 1)
     ------                                             --------
COMMON STOCKS -- 94.1%
   AUTOMOTIVE -- 2.9%
      2,400   General Motors Corporation .......  $     174,450
      4,450   PACCAR, Inc. .....................        197,191
                                                  -------------
                                                        371,641
                                                  -------------
   BANKS -- 1.1%
      2,810   Bank of America Corporation ......        141,027
                                                  -------------
   BROADCAST, RADIO AND TELEVISION -- 2.5%
      4,900   Fox Entertainment Group, Inc.,
               Class A(DAGGER) .................        122,194
      5,900   The News Corporation Ltd., ADR ...        197,281
                                                  -------------
                                                        319,475
                                                  -------------
   CHEMICALS -- 4.1%
      3,950   The Dow Chemical Company .........        527,819
                                                  -------------
   COMPUTER INDUSTRY -- 8.5%
     15,700   Avid Technology, Inc.(DAGGER) ....        205,081
      1,950   Computer Sciences Corporation(DAGGER)     184,519
      1,450   Comverse Technology, Inc.(DAGGER)         209,887
      3,900   Electronic Data Systems Corporation       261,056
        900   Hewlett-Packard Company ..........        102,544
      5,200   Newbridge Networks Corporation(DAGGER)    117,325
                                                  -------------
                                                      1,080,412
                                                  -------------
   DISTRIBUTOR/WHOLESALER -- 0.7%
      8,900   Fleming Companies, Inc. ..........         91,225
                                                  -------------
   ELECTRONICS -- 7.9%
      1,200   Matsushita Electric Industrial
               Company, Ltd., ADR ..............        334,800
      2,900   PerkinElmer, Inc. ................        120,894
      1,550   Sony Corporporation, ADR .........        441,362
      7,600   Thermo Electron Corporation(DAGGER)       114,000
                                                  -------------
                                                      1,011,056
                                                  -------------
   FINANCIAL SERVICES -- 4.5%
      4,200   Capital One Financial Corporation         202,387
     11,100   Golden West Financial Corporation         371,850
                                                  -------------
                                                        574,237
                                                  -------------
   FOOD AND BEVERAGES -- 1.0%
      8,200   Dole Food Company, Inc. ..........        133,250
                                                  -------------
   HEALTH CARE -- 5.7%
      4,400   Bausch & Lomb, Inc. ..............        301,125
     16,000   First Health Group
               Corporation(DAGGER) .............        430,000
                                                  -------------
                                                        731,125
                                                  -------------
   HOTELS/RESORTS -- 0.6%
      8,800   Host Marriott Corporation ........         72,600
                                                  -------------
   INSURANCE -- 1.8%
      1,700   Loews Corporation ................        103,169
      4,900   StanCorp Financial Group, Inc. ...        123,419
                                                  -------------
                                                        226,588
                                                  -------------
   MACHINERY -- 1.3%
      4,900   The Manitowoc Company, Inc. ......        166,600
                                                  -------------
   MANUFACTURING -- 5.6%
      5,058   Tyco International Ltd. ..........        196,630
      8,000   Whirlpool Corporation ............        520,500
                                                  -------------
                                                        717,130
                                                  -------------




                                                       VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
   METALS/MINING -- 8.2%
      8,500   Alcoa Inc. .......................  $     705,500
      3,600   Rio Tinto Plc, ADR ...............        341,100
                                                  -------------
                                                      1,046,600
                                                  -------------
   OIL AND GAS -- 6.3%
      6,000   Amerada Hess Corporation .........        340,500
      3,050   Schlumberger, Ltd. ...............        171,562
        590   Transocean Sedco Forex Inc. ......         19,892
     21,750   Union Pacific Resources Group, Inc.       277,312
                                                  -------------
                                                        809,266
                                                  -------------
   PAPER AND FOREST PRODUCTS -- 7.8%
      8,300   Boise Cascade Corporation ........        336,150
      3,000   Champion International Corporation        185,812
      3,000   International Paper Company ......        169,312
      4,200   Weyerhaeuser Company .............        301,612
                                                  -------------
                                                        992,886
                                                  -------------
   PHARMACEUTICALS -- 1.1%
      3,200   Pharmacia & Upjohn, Inc. .........        144,000
                                                  -------------
   PRINTING/PUBLISHING -- 2.6%
      9,200   Donnelley (R.R.) & Sons Company ..        228,275
      2,650   Harcourt General, Inc. ...........        106,662
                                                  -------------
                                                        334,937
                                                  -------------
   RETAIL -- 5.5%
      5,100   Duane Reade Inc.(DAGGER) .........        140,569
     22,200   Kmart Corporation(DAGGER) ........        223,388
      8,600   Nordstrom, Inc. ..................        225,213
      5,350   The TJX Companies, Inc. ..........        109,341
                                                  -------------
                                                        698,511
                                                  -------------
   SERVICES -- 1.3%
      5,600   Convergys Corporation(DAGGER) ....        172,200
                                                  -------------
   TELECOMMUNICATIONS -- 5.8%
      7,900   COMSAT Corporation ...............        157,013
      2,750   General Motors Corporation,
               Class H(DAGGER) .................        264,000
      2,150   Motorola, Inc. ...................        316,588
                                                  -------------
                                                        737,601
                                                  -------------
   TRANSPORTATION -- 5.7%
      7,700   Canadian National Railway Company         202,606
      7,150   FDX Corporation(DAGGER) ..........        292,703
      5,400   Union Pacific Corporation ........        235,575
                                                  -------------
                                                        730,884
                                                  -------------
   WASTE MANAGEMENT -- 1.6%
     13,800   Republic Services, Inc.(DAGGER) ..        198,375
                                                  -------------
              Total Common Stocks
               (Cost $10,388,663)                    12,029,445
                                                  -------------
TOTAL INVESTMENTS (COST $10,388,663*) ..... 94.1%    12,029,445
OTHER ASSETS AND LIABILITIES (NET) ........  5.9        751,649
                                           ------ -------------
NET ASSETS ............................... 100.0% $  12,781,094
                                           ====== =============
-------------------------------
*        Aggregate cost for Federal tax purposes was $10,566,198.
(DAGGER) Non-income producing security.



                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                             STRATEGIC EQUITY SERIES

                                DECEMBER 31, 1999


                                                      VALUE
     SHARES                                          (NOTE 1)
     ------                                          --------
COMMON STOCKS -- 95.0%
   ADVERTISING -- 0.9%
     30,000   Lamar Advertising Company(DAGGER)   $   1,816,875
                                                  -------------
   APPAREL AND TEXTILES -- 1.4%
     70,926   Jones Apparel Group, Inc.(DAGGER)       1,923,868
     37,000   Tommy Hilfiger Corporation(DAGGER)        862,562
                                                  -------------
                                                      2,786,430
                                                  -------------
   AUTOMOTIVE -- 0.6%
     18,000   Harley-Davidson, Inc. ............      1,153,125
                                                  -------------
   BANKS -- 0.9%
     28,500   Compass Bancshares, Inc. .........        635,906
     20,000   Zions Bancorporation .............      1,183,750
                                                  -------------
                                                      1,819,656
                                                  -------------
   BROADCAST, RADIO AND TELEVISION -- 3.8%
     20,000   Adelphia Communications Corporation,
               Class A(DAGGER) .................      1,312,500
     15,500   Hispanic Broadcasting
               Corporation(DAGGER) .............      1,429,391
     27,000   Polycom, Inc.(DAGGER) ............      1,719,562
     18,300   Univision Communications, Inc.,
               Class A(DAGGER) .................      1,870,031
     20,000   Westwood One, Inc.(DAGGER) .......      1,520,000
                                                  -------------
                                                      7,851,484
                                                  -------------
   COMPUTER INDUSTRY -- 27.0%
     26,500   Adaptec, Inc.(DAGGER) ............      1,321,687
     26,000   Adobe Systems, Inc. ..............      1,748,500
     11,600   Alteon Websystems, Inc.(DAGGER) ..      1,017,900
     15,000   Apple Computer, Inc.(DAGGER) .....      1,542,187
     18,000   Ariba, Inc.(DAGGER) ..............      3,192,750
     14,300   ASM Lithography Holding N.V.(DAGGER)    1,626,625
     17,000   Aspect Development, Inc.(DAGGER) .      1,164,500
     10,000   Check Point Software Technologies
               Ltd.(DAGGER) ....................      1,987,500
     15,800   Citrix Systems, Inc.(DAGGER) .....      1,943,400
      7,600   CMGI Inc.(DAGGER) ................      2,104,250
     12,250   Comverse Technology, Inc.(DAGGER)       1,773,187
     14,000   Electronic Arts Inc.(DAGGER) .....      1,176,000
     24,100   Entrust Technologies Inc.(DAGGER)       1,444,494
     22,200   Exodus Communications, Inc.(DAGGER)     1,971,637
      6,900   InfoSpace.com, Inc.(DAGGER) ......      1,476,600
     19,000   Inktomi Corporation(DAGGER) ......      1,686,250
     35,300   Intuit Inc.(DAGGER) ..............      2,115,794
     20,000   ISS Group, Inc.(DAGGER) ..........      1,422,500
     50,000   J. D. Edwards & Company(DAGGER) ..      1,493,750
      6,800   Lexmark International Group, Inc.,
               Class A(DAGGER) .................        615,400
     30,000   Lycos, Inc.(DAGGER) ..............      2,386,875
     25,100   Macromedia, Inc.(DAGGER) .........      1,835,437
     15,000   Mercury Interactive
               Corporation(DAGGER) .............      1,619,062
     48,700   MindSpring Enterprises, Inc.(DAGGER)    1,285,984
     34,300   Rational Software Corporation(DAGGER)   1,684,987
     10,000   RealNetworks, Inc.(DAGGER) .......      1,203,125
     57,000   Telescan, Inc.(DAGGER) ...........      1,407,187
     34,500   Verio Inc.(DAGGER) ...............      1,593,469
     24,000   VeriSign, Inc.(DAGGER) ...........      4,582,500
     24,000   Veritas Software Corporation(DAGGER)    3,435,000
     10,900   VerticalNet, Inc.(DAGGER) ........      1,787,600
                                                  -------------
                                                     55,646,137
                                                  -------------
   CONSUMER PRODUCTS -- 0.4%
     52,400   La-Z-Boy, Inc. ...................        880,975
                                                  -------------




                                                       VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
   ELECTRONICS -- 7.2%
     51,500   American Power Conversion
               Corporation(DAGGER) .............  $   1,358,312
     16,600   Analog Devices, Inc.(DAGGER) .....      1,543,800
     30,800   Flextronics International
               Ltd.(DAGGER) ....................      1,416,800
     24,000   Gemstar International
               Group Ltd.(DAGGER) ..............      1,710,000
     20,200   Micrel, Inc.(DAGGER) .............      1,150,137
     13,400   Microchip Technology, Inc.(DAGGER)        917,062
     18,000   Orbotech, Ltd.(DAGGER) ...........      1,395,000
     13,800   PE Corp-PE Biosystems Group ......      1,660,313
     30,400   Teradyne, Inc.(DAGGER) ...........      2,006,400
     30,000   Vishay Intertechnology, Inc.(DAGGER)      948,750
     11,400   Waters Corporation(DAGGER) .......        604,200
                                                  -------------
                                                     14,710,774
                                                  -------------
   FINANCIAL SERVICES -- 2.3%
     57,200   Federated Investors, Inc., Class B      1,147,575
     29,300   Fiserv, Inc.(DAGGER) .............      1,122,556
     29,200   Knight/Trimark Group, Inc.,
               Class A(DAGGER) .................      1,343,200
     10,000   SEI Investments Company ..........      1,190,156
                                                  -------------
                                                      4,803,487
                                                  -------------
   HEALTH CARE -- 1.3%
     19,000   Bausch & Lomb, Inc. ..............      1,300,312
     36,000   Biomet, Inc. .....................      1,440,000
                                                  -------------
                                                      2,740,312
                                                  -------------
   INSURANCE -- 1.4%
     22,100   AFLAC, Inc. ......................      1,042,844
     15,500   MGIC Investment Corporation ......        932,906
     19,100   Radian Group, Inc. ...............        912,025
                                                  -------------
                                                      2,887,775
                                                  -------------
   MANUFACTURING -- 1.1%
     23,000   Danaher Corporation ..............      1,109,750
     20,000   Zebra Technologies Corporation,
               Class A(DAGGER) .................      1,170,000
                                                  -------------
                                                      2,279,750
                                                  -------------
   OIL AND GAS -- 7.4%
     22,300   Apache Corporation ...............        823,706
     29,000   BJ Services Company(DAGGER) ......      1,212,563
     40,200   Cooper Cameron Corporation(DAGGER)      1,967,288
     62,000   ENSCO International Inc. .........      1,418,250
     59,300   EOG Resources, Inc. ..............      1,041,456
     45,500   Nabors Industries, Inc.(DAGGER) ..      1,407,656
     80,000   R&B Falcon Corporation(DAGGER) ...      1,060,000
     73,000   Rowan Companies, Inc.(DAGGER) ....      1,583,188
     35,000   Smith International, Inc.(DAGGER)       1,739,063
     47,000   Transocean Sedco Forex Inc. ......      1,583,313
     35,500   Weatherford International, Inc. ..      1,417,781
                                                  -------------
                                                     15,254,264
                                                  -------------
   PHARMACEUTICALS -- 3.3%
     26,600   Allergan, Inc. ...................      1,323,350
     11,100   Alpharma, Inc., Class A ..........        341,325
     15,000   Biogen, Inc.(DAGGER) .............      1,267,500
     18,000   Forest Laboratories, Inc.(DAGGER)       1,105,875
     41,000   Jones Pharma, Inc. ...............      1,780,938
      6,000   MedImmune, Inc.(DAGGER) ..........        995,250
                                                  -------------
                                                      6,814,238
                                                  -------------
   PRINTING/PUBLISHING -- 1.3%
     27,300   Electronics for Imaging,
               Inc.(DAGGER) ....................      1,586,813
     26,300   Valassis Communications,
               Inc.(DAGGER) ....................      1,111,175
                                                  -------------
                                                      2,697,988
                                                  -------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                             STRATEGIC EQUITY SERIES

                                DECEMBER 31, 1999


                                                     VALUE
     SHARES                                         (NOTE 1)
     ------                                         --------
COMMON STOCKS -- (CONTINUED)
   RESTAURANTS -- 2.0%
     48,300   Brinker International, Inc.(DAGGER) $   1,159,200
     51,800   Outback Steakhouse, Inc.(DAGGER) .      1,343,563
     56,100   Sonic Corporation(DAGGER) ........      1,598,850
                                                  -------------
                                                      4,101,613
                                                  -------------
   RETAIL -- 8.0%
     28,500   American Eagle
               Outfitters, Inc.(DAGGER) ........      1,282,500
     37,100   AnnTaylor Stores Corporation(DAGGER)    1,277,631
     40,000   BJ's Wholesale Club, Inc.(DAGGER)       1,460,000
     20,000   CDW Computer Centers, Inc.(DAGGER)      1,572,500
     26,000   Dollar Tree Stores, Inc.(DAGGER) .      1,259,375
      5,000   eToys Inc.(DAGGER) ...............        131,250
         10   Intimate Brands, Inc. ............            431
     13,100   Kohl's Corporation(DAGGER) .......        945,656
     41,500   Linens 'n Things, Inc.(DAGGER) ...      1,229,438
     40,000   The Men's Wearhouse, Inc.(DAGGER)       1,175,000
     30,000   Talbots, Inc. ....................      1,338,750
     21,200   Tandy Corporation ................      1,042,775
     17,000   Tiffany & Company ................      1,517,250
     19,300   Williams-Sonoma, Inc.(DAGGER) ....        887,800
     26,100   Zale Corporation(DAGGER) .........      1,262,588
                                                  -------------
                                                     16,382,944
                                                  -------------
   SEMICONDUCTORS -- 12.3%
     25,000   Altera Corporation(DAGGER) .......      1,239,063
     60,000   Amkor Technology, Inc.(DAGGER) ...      1,695,000
     22,800   Atmel Corporation(DAGGER) ........        674,025
     31,500   Burr-Brown Corporation(DAGGER) ...      1,137,938
     26,400   Conexant Systems, Inc.(DAGGER) ...      1,752,300
     25,000   Cree Research, Inc.(DAGGER) ......      2,134,375
     10,000   GlobeSpan Inc.(DAGGER) ...........        651,250
     45,000   Integrated Device Technology,
               Inc.(DAGGER) ....................      1,305,000
     16,000   KLA-Tencor Corporation(DAGGER) ...      1,782,000
     15,000   Lam Research Corporation(DAGGER) .      1,673,438
     15,300   LSI Logic Corporation(DAGGER) ....      1,032,750
     20,000   Novellus Systems, Inc.(DAGGER) ...      2,450,625
     15,200   PMC-Sierra, Inc.(DAGGER) .........      2,436,750
     15,000   QLogic Corporation(DAGGER) .......      2,398,125
     32,400   Vitesse Semiconductor
               Corporation(DAGGER) .............      1,698,975
     28,000   Xilinx, Inc.(DAGGER) .............      1,273,125
                                                  -------------
                                                     25,334,739
                                                  -------------
   SERVICES -- 0.5%
     15,600   BEA Systems, Inc.(DAGGER) ........      1,091,025
                                                  -------------




                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------

   TELECOMMUNICATIONS -- 10.2%
     22,700   ADC Telecommunications,
               Inc.(DAGGER) ....................  $   1,647,169
    125,000   Advanced Fibre Communications,
               Inc.(DAGGER) ....................      5,585,938
     38,000   CommScope, Inc.(DAGGER) ..........      1,531,875
     52,000   Crown Castle International
               Corporation(DAGGER) .............      1,670,500
     12,600   Ditech Communications
               Corporation(DAGGER) .............      1,178,100
     21,600   JDS Uniphase Corporation(DAGGER) .      3,484,350
     41,500   Metromedia Fiber Network, Inc.,
               Class A(DAGGER) .................      1,989,406
     15,000   NTL, Inc.(DAGGER) ................      1,871,250
     18,200   RCN Corporation(DAGGER) ..........        882,700
     20,900   Scientific-Atlanta, Inc. .........      1,162,563
                                                  -------------
                                                     21,003,851
                                                  -------------
   TRANSPORTATION -- 1.0%
     27,500   Kansas City Southern
               Industries, Inc. ................      2,052,188
                                                  -------------
   UTILITIES -- 0.7%
     41,300   Montana Power Company ............      1,489,381
                                                  -------------
              Total Common Stocks
               (Cost $128,866,655) .............    195,599,011
                                                  -------------
PREFERRED STOCK -- 0.1%
     (Cost $179,413)
      3,600   Southwest Securities Group,
               Inc.(DAGGER)^ ...................        164,250
                                                  -------------
    PRINCIPAL
     AMOUNT
    ---------
CONVERTIBLE BONDS -- 0.1%
     (Cost $210,000)
$   210,000   Exodus Communications, Inc.
               4.750% due 07/15/2008^ ..........  $      291,113
                                                  -------------
U.S. GOVERNMENT AGENCY DISCOUNT NOTE -- 5.6%
     (Cost $11,432,047)
   FEDERAL HOME LOAN BANK:
 11,433,000   1.217%(DOUBLE DAGGER)
               due 01/03/2000 ..................     11,432,047
                                                  -------------
TOTAL INVESTMENTS (COST $140,688,115*) ... 100.8%   207,486,421
OTHER ASSETS AND LIABILITIES (NET) .......  (0.8)    (1,687,009)
                                           =====  =============
NET ASSETS ............................... 100.0% $ 205,799,412
                                           =====  =============
-------------------------------
*               Aggregate cost for Federal tax purposes was $140,887,030.
^               Illiquid security.
(DAGGER)        Non-income producing security.
(DOUBLE DAGGER) Annualized yield at date of purchase.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                                SMALL CAP SERIES

                                DECEMBER 31, 1999


                                                      VALUE
     SHARES                                          (NOTE 1)
     ------                                          --------



COMMON STOCKS -- 87.5%
   ADVERTISING -- 1.7%
     88,900   Young & Rubicam Inc. ............   $   6,289,675
                                                  -------------
   AIRLINES -- 0.3%
     42,600   SkyWest, Inc. ...................       1,192,800
                                                  -------------
   BROADCAST, RADIO AND TELEVISION -- 3.1%
     25,000   Cablevision Systems Corporation,
               Class A(DAGGER) ................       1,887,500
     50,000   Citadel Communications
               Corporation(DAGGER) ............       3,243,750
     20,900   Cox Radio, Inc., Class A(DAGGER)        2,084,775
     64,268   Infinity Broadcasting Corporation,
               Class A(DAGGER) ................       2,325,725
     71,500   Salem Communications Corporation,
               Class A(DAGGER) ................       1,617,687
                                                  -------------
                                                     11,159,437
                                                  -------------
   COMPUTER INDUSTRY -- 14.5%
     15,000   Advent Software, Inc.(DAGGER) ...         966,562
     20,000   Ariba, Inc.(DAGGER) .............       3,547,500
     40,000   BSQUARE Corporation(DAGGER) .....       1,677,500
     65,600   Critical Path, Inc.(DAGGER) .....       6,191,000
     25,000   Digital Island Inc.(DAGGER) .....       2,378,125
     83,000   eSPEED, Inc., Class A(DAGGER) ...       2,951,687
    134,200   Exodus Communications Inc.(DAGGER)     11,918,637
    222,600   Intuit, Inc.(DAGGER) ............      13,342,087
     22,500   Micromuse, Inc.(DAGGER) .........       3,825,000
     40,000   Vignette Corporation(DAGGER) ....       6,520,000
                                                  -------------
                                                     53,318,098
                                                  -------------
   ELECTRONICS -- 7.0%
     62,200   Emulex Corporation(DAGGER) ......       6,997,500
     56,700   Mettler-Toledo International,
               Inc.(DAGGER) ...................       2,165,231
    130,000   Microchip Technology, Inc.(DAGGER)      8,896,875
     57,000   Sawtek Inc.(DAGGER) .............       3,794,062
     76,050   Waters Corporation(DAGGER) ......       4,030,650
                                                  -------------
                                                     25,884,318
                                                  -------------
   ENERGY -- 3.1%
    176,750   Calpine Corporation(DAGGER) .....      11,312,000
                                                  -------------
   FINANCIAL SERVICES -- 3.1%
     88,300   The BISYS Group, Inc.(DAGGER) ...       5,761,575
     52,500   FactSet Research Systems, Inc. ..       4,180,312
     57,700   National Commerce Bancorporation        1,309,069
                                                  -------------
                                                     11,250,956
                                                  -------------
   FOOD AND BEVERAGES -- 0.3%
     27,000   Beringer Wine Estates Holdings, Inc.,
               Class B(DAGGER) ................       1,076,625
                                                  -------------
   FURNITURE, HOME AND OFFICE -- 1.4%
    144,650   Ethan Allen Interiors Inc. ......       4,637,841
     20,000   Furniture Brands International,
               Inc.(DAGGER) ...................         440,000
                                                  -------------
                                                      5,077,841
                                                  -------------
   HEALTH CARE -- 3.3%
    100,000   Cygnus, Inc.(DAGGER) ............       1,825,000
     50,000   Enzon, Inc.(DAGGER) .............       2,168,750
     90,800   Hooper Holmes, Inc. .............       2,338,100
     48,500   MiniMed Inc.(DAGGER) ............       3,552,625
     33,400   Protein Design Labs, Inc.(DAGGER)       2,338,000
                                                  -------------
                                                     12,222,475
                                                  -------------
   HOTELS/RESORTS -- 0.8%
    150,000   Mandalay Resort Group(DAGGER) ...       3,018,750
                                                  -------------



                                                       VALUE
     SHARES                                          (NOTE 1)
     ------                                          --------

   OIL AND GAS -- 1.5%
     70,100   BJ Services Company(DAGGER) .....   $   2,931,056
     42,400   EOG Resources, Inc. .............         744,650
    187,000   Varco International, Inc.(DAGGER)       1,905,063
                                                  -------------
                                                      5,580,769
                                                  -------------
   PHARMACEUTICALS -- 4.1%
     92,200   Forest Laboratories, Inc.(DAGGER)       5,664,538
     26,000   IDEC Pharmaceuticals
               Corporation(DAGGER) ............       2,554,500
     23,600   MedImmune, Inc.(DAGGER) .........       3,914,650
     31,200   Sepracor, Inc.(DAGGER) ..........       3,094,650
                                                  -------------
                                                     15,228,338
                                                  -------------
   RESTAURANTS -- 1.1%
    149,550   Outback Steakhouse, Inc.(DAGGER)        3,878,953
                                                  -------------
   RETAIL -- 11.6%
    119,300   Abercrombie & Fitch Company,
               Class A(DAGGER) ................       3,183,819
     43,700   Amazon.com, Inc.(DAGGER) ........       3,326,663
    168,800   Bed Bath & Beyond, Inc.(DAGGER) .       5,865,800
    214,629   BJ's Wholesale Club, Inc.(DAGGER)       7,833,959
     79,000   eBay, Inc.(DAGGER) ..............       9,889,813
    148,800   Linens 'n Things, Inc.(DAGGER) ..       4,408,200
     64,300   Tiffany & Company ...............       5,738,775
     51,800   Williams-Sonoma, Inc.(DAGGER) ...       2,382,800
                                                  -------------
                                                     42,629,829
                                                  -------------
   SEMICONDUCTORS -- 20.4%
     60,000   Altera Corporation(DAGGER) ......       2,973,750
     50,000   Applied Micro Circuits
               Corporation(DAGGER) ............       6,362,500
     85,000   ASM Lithography Holding Ltd.(DAGGER)    9,668,750
    132,500   Atmi, Inc.(DAGGER) ..............       4,380,781
    164,000   Conexant Systems, Inc.(DAGGER) ..      10,885,500
     78,100   Dallas Semiconductor Corporation        5,032,569
     74,000   Lattice Semiconductor
               Corporation(DAGGER) ............       3,487,250
     55,000   Linear Technology Corporation ...       3,935,938
     54,000   PMC-Sierra, Inc.(DAGGER) ........       8,656,875
    101,000   PRI Automation, Inc.(DAGGER) ....       6,779,625
     45,000   SDL, Inc.(DAGGER) ...............       9,810,000
     60,000   Vitesse Semiconductor
               Corporation(DAGGER) ............       3,146,250
                                                  -------------
                                                     75,119,788
                                                  -------------
   SERVICES -- 3.2%
    110,000   Coinstar, Inc.(DAGGER) ..........       1,540,000
     62,800   Pittway Corporation, Class A ....       2,814,225
     71,650   QRS Corporation(DAGGER) .........       7,523,250
                                                  -------------
                                                     11,877,475
                                                  -------------
   TELECOMMUNICATIONS -- 7.0%
    122,800   ANTEC Corporation(DAGGER) .......       4,482,200
     60,000   Aware, Inc.(DAGGER) .............       2,182,500
    115,900   CNET, Inc.(DAGGER) ..............       6,577,325
     79,600   CommScope, Inc.(DAGGER) .........       3,208,875
     24,300   Efficient Networks, Inc.(DAGGER)        1,652,400
    133,500   ITC DeltaCom, Inc.(DAGGER) ......       3,687,938
     28,000   McLeodUSA, Inc., Class A(DAGGER)        1,648,500
     20,000   Next Level Communications,
               Inc.(DAGGER) ...................       1,497,500
     14,600   Time Warner Telecom Inc.,
               Class A(DAGGER) ................         729,088
                                                  -------------
                                                     25,666,326
                                                  -------------
              Total Common Stocks
               (Cost $225,197,682) ............     321,784,453
                                                  -------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                                SMALL CAP SERIES

                                DECEMBER 31, 1999


                                                         VALUE
     SHARES                                            (NOTE 1)
       ------                                          --------



COMMERCIAL PAPER -- 11.4%
 $3,100,000   AES Hawaii Inc.,
               6.635%(DOUBLE DAGGER) due 01/12/2000 .. $3,093,748
  6,000,000   Austra Corporation,
               7.145%(DOUBLE DAGGER) due 01/10/2000 ..  5,989,395
  6,400,000   Bell Atlantic Network Funding,
               6.410%(DOUBLE DAGGER) due 01/05/2000 ..  6,395,534
  2,800,000   Countrywide Home Loans,
               5.220%(DOUBLE DAGGER) due 01/07/2000 ..  2,797,550
  5,900,000   General Electric Capital Corporation,
               6.568%(DOUBLE DAGGER) due 01/14/2000 ..  5,886,386
  6,000,000   Household Finance Corporation,
               6.461%(DOUBLE DAGGER) due 01/07/2000 ..  5,993,600
  1,800,000   Inter-American Development Bank,
               5.854%(DOUBLE DAGGER) due 01/12/2000 ..  1,796,843
  4,000,000   Merrill Lynch & Company,
               5.630%(DOUBLE DAGGER) due 01/27/2000 ..  3,983,967
  6,000,000   Standard Life Assurance,
               6.496%(DOUBLE DAGGER) due 01/12/2000 ..  5,988,175
                                                    -------------
              Total Commercial Paper
               (Cost $41,925,198) .................... 41,925,198
                                                    -------------
TOTAL INVESTMENTS (COST $267,122,880*) ...  98.9%     363,709,651
OTHER ASSETS AND LIABILITIES (NET) .......   1.1        3,926,941
                                           -----    -------------
NET ASSETS ............................... 100.0%   $ 367,636,592
                                           =====    =============
-------------------------------
*               Aggregate cost for Federal tax purposes was $267,315,991.
(DAGGER)        Non-income producing security.
(DOUBLE DAGGER) Annualized yield at date of purchase.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
                                  THE GCG TRUST
                               REAL ESTATE SERIES

                                DECEMBER 31, 1999

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------

COMMON STOCKS -- 94.6%
   APARTMENTS -- 17.5%
     61,700   Apartment Investment &
               Management Company ................  $ 2,456,431
     38,264   Avalonbay Communities, Inc. ........    1,312,933
     24,700   BRE Properties Inc. Class A ........      560,381
     17,200   Camden Property Trust ..............      470,850
     52,687   Equity Residential Properties Trust     2,249,076
     41,205   Post Properties, Inc. ..............    1,576,091
     36,800   Smith, Charles E. Residential
               Realty, Inc. ......................    1,301,800
                                                    -----------
                                                      9,927,562
                                                    -----------
   HEALTH CARE -- 0.9%
     38,400   Nationwide Health Properties, Inc. .      528,000
                                                    -----------
   HOTELS/RESORTS -- 3.3%
     97,800   Host Marriott Corporation ..........      806,850
     44,992   Starwood Hotels and Resorts
               Worldwide, Inc. ...................    1,057,312
                                                    -----------
                                                      1,864,162
                                                    -----------
   MANUFACTURED HOUSING -- 6.2%
     67,513   Chateau Communities, Inc. ..........    1,751,118
     55,200   Sun Communities, Inc. ..............    1,776,750
                                                    -----------
                                                      3,527,868
                                                    -----------
   OFFICE/INDUSTRIAL -- 36.3%
     27,300   AMB Property Corporation ...........      544,294
     80,000   Arden Realty, Inc. .................    1,605,000
     55,200   Boston Properties, Inc. ............    1,718,100
     44,200   Brandywine Realty Trust ............      723,775
     30,300   CarrAmerica Realty Corporation .....      640,087
     93,900   Cornerstone Properties, Inc. .......    1,373,288
    141,335   Equity Office Properties Trust .....    3,480,374
     45,500   Highwoods Properties, Inc. .........    1,057,875
     72,000   Kilroy Realty Corporation ..........    1,584,000
     58,700   Liberty Property Trust .............    1,423,475
     98,290   ProLogis Trust .....................    1,892,083
     85,700   Reckson Associates Realty
               Corporation .......................    1,756,850
     61,300   SL Green Realty Corporation ........    1,333,275
     41,800   Spieker Properties, Inc. ...........    1,523,088
                                                    -----------
                                                     20,655,564
                                                    -----------



                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------

   REGIONAL MALLS -- 14.0%
     56,000   General Growth Properties, Inc. ....  $ 1,568,000
     40,100   The Macerich Company ...............      834,581
     79,100   The Rouse Company ..................    1,680,875
    122,600   Simon Property Group, Inc. .........    2,812,138
    101,000   Taubman Centers, Inc. ..............    1,085,750
                                                    -----------
                                                      7,981,344
                                                    -----------
   RESTAURANTS -- 3.6%
     84,700   Franchise Finance Corporation
               of America ........................    2,027,506
                                                    -----------
   SELF STORAGE -- 2.4%
     47,462   Public Storage, Inc. ...............    1,076,794
     10,200   Storage USA, Inc. ..................      308,550
                                                    -----------
                                                      1,385,344
                                                    -----------
   SHOPPING CENTERS -- 10.4%
     32,100   Bradley Real Estate, Inc. ..........      559,744
     36,300   Federal Realty Investment Trust ....      682,894
     68,650   Kimco Realty Corporation ...........    2,325,519
     71,900   Vornado Realty Trust ...............    2,336,750
                                                    -----------
                                                      5,904,907
                                                    -----------
              Total Common Stocks
               (Cost $59,710,229) ................   53,802,257
                                                    -----------
PREFERRED STOCK -- 1.3%
   (Cost $880,275)
     16,300   Vornado Realty Trust Convertible,
               Series A ..........................      759,988
                                                    -----------
   PRINCIPAL
    AMOUNT
 ------------
U.S. TREASURY OBLIGATIONS -- 1.4%
   (Cost $795,125)
   U.S. TREASURY BILLS
$   800,000   3.82%(DOUBLE DAGGER) to
              5.12%(DOUBLE DAGGER), due 2/17/2000 .     795,125
                                                    -----------
TOTAL INVESTMENTS (COST $61,385,629*) ...   97.3%    55,357,370
OTHER ASSETS AND LIABILITIES (NET) ......    2.7      1,548,964
                                           ------   -----------
NET ASSETS ..............................  100.0%   $56,906,334
                                           =====    ===========
-------------------------------
*               Aggregate cost for Federal tax purposes was $61,446,720.
(DAGGER)        Non-income producing security.
(DOUBLE DAGGER) Annualized yield at date of purchase.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                               HARD ASSETS SERIES

                                DECEMBER 31, 1999

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
COMMON STOCKS -- 97.5%
   DIAMONDS / MINING -- 1.9%
     13,400   De Beers-Centenary Linked Unit .....  $   389,699
     12,900   De Beers Centenary AG Linked Unit ..      366,821
                                                    -----------
                                                        756,520
                                                    -----------
   DIVERSIFIED MINERALS -- 2.3%
     47,800   Billiton Plc .......................      282,014
     17,250   EuroZinc Mining Corporporation .....        8,604
    106,100   Iluka Resources Ltd. ...............      281,405
     18,000   PT Tambang Timah Tbk, GDR ..........      122,850
     41,300   WMC Ltd. ...........................      227,753
                                                    -----------
                                                        922,626
                                                    -----------
   GOLD/MINING -- 3.7%
    630,800   Brazilian Resources, Inc.^ .........      225,052
     69,655   Franco Nevada Mining Corporation Ltd.   1,068,831
    330,000   Gold Mines of Sardinia Ltd.(DAGGER)^       87,741
    152,500   Hill 50 Gold NL(DAGGER) ............      107,124
     22,041   Osmere Ltd.^ .......................          752
                                                    -----------
                                                      1,489,500
                                                    -----------
   MANUFACTURING -- 2.7%
     43,400   Smurfit-Stone Container
               Corporation(DAGGER) ...............    1,063,300
                                                    -----------
   METALS/MINING -- 20.4%
     31,900   Alcoa Inc. .........................    2,647,700
     70,900   Comalco  Ltd. ......................      414,258
     11,700   Inco Ltd. ..........................      273,554
    128,500   Inco Ltd., Class VBN(DAGGER) .......    1,143,904
    180,000   PT International Nickel
               Indonesia(DAGGER) .................      162,290
    104,230   Rio Tinto Plc, ADR .................    2,517,023
     32,200   Southern Peru Copper Corporation ...      497,087
     16,900   Stillwater Mining Company(DAGGER) ..      538,687
                                                    -----------
                                                      8,194,503
                                                    -----------
   OIL/GAS -- EQUIPMENT & SERVICES -- 1.4%
     45,000   Plains Energy Services,
               Ltd.(DAGGER)**^ ...................      241,600
     11,100   The Williams Companies, Inc. .......      339,244
                                                    -----------
                                                        580,844
                                                    -----------
   OIL/GAS -- EXPLORATION -- 23.1%
     53,500   Baytex Energy Ltd.(DAGGER) .........      326,152
     27,900   Berkley Petroleum Corporation(DAGGER)     244,499
     16,660   Devon Energy Corporation ...........      547,697
    194,200   Encal Energy Ltd.(DAGGER) ..........      887,925
     41,500   Evergreen Resources, Inc. ..........      819,625
     62,500   Forcenergy, Inc.(DAGGER)** .........       31,794
     16,700   Gulf Indonesia Resources Ltd. ......      135,688
     38,300   Hilton Petroleum Ltd.(DAGGER) ......       70,312
      9,500   Newfield Exploration Company(DAGGER)      254,125
     19,000   Niko Resources Ltd.(DAGGER) ........       85,556
     36,600   Northrock Resources Ltd.(DAGGER) ...      243,408
    209,600   Novus Petroleum Ltd.(DAGGER) .......      199,524
     24,600   Penn West Petroleum Ltd.(DAGGER) ...      481,434
    100,100   Pennaco Energy, Inc.(DAGGER)^ ......      800,800
     40,800   Rio Alto Exploration Ltd.(DAGGER) ..      576,599
     25,200   Shell Canada Ltd., Class A .........      511,507
     26,800   Suncor Energy, Inc. ................    1,121,386
     34,900   Talisman Energy, Inc.(DAGGER) ......      892,144
      9,500   Ulster Petroleums Ltd.(DAGGER) .....       84,569
     68,800   Velvet Exploration Ltd.(DAGGER) ....      238,310
     49,390   Ventus Energy Ltd.(DAGGER)^ ........      225,822
     43,100   Vintage Petroleum, Inc. ............      519,894
    196,000   Windsor Energy
               Corporation(DAGGER)**^ ............           --
                                                    -----------
                                                      9,298,770
                                                    -----------



                                                       VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
   OIL/GAS -- INTEGRATED -- 11.7%
    164,000   BP Amoco Plc, ADR ..................  $ 1,649,060
     37,973   Exxon Mobil Corporation ............    3,059,200
                                                    -----------
                                                      4,708,260
                                                    -----------
   OIL/GAS -- INTERNATIONAL -- 5.7%
     26,700   Atlantic Richfield Company (ARCO) ..    2,309,550
                                                    -----------
   OIL/GAS -- REFINING -- 6.1%
    111,100   Imperial Oil, Ltd. .................    2,385,937
     42,500   S.P. Interoil**^ ...................       71,188
                                                    -----------
                                                      2,457,125
                                                    -----------
   PAPER AND FOREST PRODUCTS -- 8.8%
     15,600   Aracruz Celulose S.A., ADR .........      409,500
      7,500   Bowater Inc. .......................      407,344
     40,640   Georgia Pacific Corporation
               (Timber Group) ....................    1,000,760
     19,400   Kimberly-Clark de Mexico, ADR ......      378,786
     43,200   Stora Enso Oyj, Class R(DAGGER) ....      753,214
     15,200   UPM-Kymmene Oyj ....................      612,408
                                                    -----------
                                                      3,562,012
                                                    -----------
   PLATINUM/MINING -- 4.1%
     38,300   Anglo American Platinum
               Corporation, Ltd. .................    1,163,623
     12,400   Impala Platinum Holdings Ltd. ......      501,641
                                                    -----------
                                                      1,665,264
                                                    -----------
   RETAIL -- 1.6%
     14,060   Whole Foods Market, Inc.(DAGGER) ...      652,032
                                                    -----------
   STEEL -- PRODUCERS -- 4.0%
     40,400   Acerinox S.A. ......................    1,611,439
                                                    -----------
              Total Common Stocks
               (Cost $39,096,981) ................   39,271,745
                                                    -----------
TOTAL INVESTMENTS (COST $39,096,981*) ...   97.5%    39,271,745
OTHER ASSETS AND LIABILITIES (NET) ......    2.5      1,018,996
                                          ------    -----------
NET ASSETS ..............................  100.0%   $40,290,741
                                          ======    ===========
-------------------------------
  *      Aggregate cost for Federal tax purposes was $39,593,226.
 ** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
  ^      Illiquid security.
(DAGGER) Non-income producing security.

The summary of investments by country at December 31, 1999 was as follows:

                                                     % OF TOTAL
COUNTRY                                             INVESTMENTS
-----------------                                    -----------
 Australia ........................................      3.4%
 Brazil ...........................................      1.0
 Canada ...........................................     28.9
 Finland ..........................................      3.5
 Indonesia ........................................      1.0
 Mexico ...........................................      1.0
 Peru .............................................      1.3
 South Africa .....................................      6.2
 Spain ............................................      4.1
 United Kingdom ...................................     11.3
 United States ....................................     38.3
                                                       -----
                                                       100.0%
                                                       =====


--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
                        GDR -- Global Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
                                  THE GCG TRUST
                             DEVELOPING WORLD SERIES

                                DECEMBER 31, 1999


                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------



COMMON STOCKS -- 96.4%
  BRAZIL -- 10.6%
     21,300   Aracruz Celulose S.A., ADR .........  $   559,125
     11,500   Companhia Brasileira de Distribuicao
               Grupo Pao de Acucar, ADR ..........      371,594
     64,600   Companhia Paranaese de
               Energia-Copel, ADR ................      601,587
     16,700   Companhia Siderurgica Nacional, ADR^      613,725
     24,300   Companhia Vale do Rio Doce, ADR ....      619,650
     25,500   Embratel Participacoes S.A., ADR ...      694,875
      7,300   Tele Centro Sul Participacoes
               S.A., ADR .........................      662,475
     26,900   Tele Norte Leste
               Participacoes S.A., ADR ...........      685,950
     12,200   Tele Sudeste Celular Participacoes S.A.,
               ADR(DAGGER) .......................      473,512
      6,600   Telemig Celular Participacoes
               S.A., ADR(DAGGER) .................      304,837
     26,100   Telesp Participacoes S.A., ADR .....      637,819
     14,000   Teva Pharmaceuticals
               Industries Ltd., ADR ..............      421,750
                                                    -----------
                                                      6,646,899
                                                    -----------
  CHILE -- 1.9%
      6,300   Banco Santander Chile, ADR .........       96,075
     10,000   Companhia de Telecomunicaciones de
               Chile S.A., ADR ...................      182,500
     13,900   Distribucion y Servicio D&S S.A., ADR     271,050
     14,200   Embotelladora Andina S.A., ADR .....      252,937
     17,700   Empresa Nacional de
               Electricidad S.A., ADR ............      251,119
      4,400   Vina Concha Y Toro S.A., ADR .......      166,650
                                                    -----------
                                                      1,220,331
                                                    -----------
  CHINA -- 2.9%
     86,834   China Steel Corporation, ADR** .....    1,283,766
    396,000   Tsingtao Brewery Company, Ltd.,
               Class H(DAGGER) ...................      120,988
    800,000   Yanzhou Coal Mining Company, Ltd.,
               Class H(DAGGER) ...................      221,265
  1,090,000   Zhejiang Expressway Company, Ltd.,
               Class H(DAGGER) ...................      165,460
                                                    -----------
                                                      1,791,479
                                                    -----------
  GREECE -- 0.5%
     15,521   Advanced Semiconductors
               Engineering, GDR ..................      301,107
                                                    -----------
  HONG KONG -- 1.2%
        183   China Telecom (Hong Kong), Ltd., ADR       23,527
     90,000   China Telecom (Hong Kong), Ltd. ....      562,681
    216,000   Cosco Pacific Ltd. .................      179,224
                                                    -----------
                                                        765,432
                                                    -----------
  HUNGARY -- 2.4%
      4,800   Gedeon Richter Ltd. GDR** ..........      315,000
     15,800   Magyar Tavkoslesi Rt., ADR .........      568,800
      8,600   OTP Bank Rt., GDR ..................      499,875
      7,800   Tiszai Vegyi Kombinat Rt., GDR .....      150,150
                                                    -----------
                                                      1,533,825
                                                    -----------
  INDIA -- 6.2%
      9,800   Bajaj Auto Ltd., GDR** .............       93,100
     12,100   Dr Reddy's Laboratories Ltd.,
               GDR(DAGGER)^ ......................      314,600
      8,000   Hindalco Industries, GDR ...........      188,600
     17,100   I.T.C. Ltd., GDR ...................      332,595
     34,780   Larsen and Toubro Ltd., GDR ........    1,156,435
     35,420   Mahanagar Telephone Nigam Ltd., GDR       398,475
     15,600   Pentafour Software & Exports Ltd.,
               GDR(DAGGER) .......................      549,900
     13,950   Reliance Industries Ltd.,
               GDR**(DAGGER) .....................      199,485
     22,890   State Bank of India, GDR ...........      279,258
     15,100   Videsh Sanchar Nigam Ltd., GDR** ...      371,460
                                                    -----------
                                                      3,883,908
                                                    -----------
  INDONESIA -- 1.5%
    398,000   PT Astra International,
               Inc. Tbk(DAGGER) ..................      213,596
    551,000   PT Bank Pan Indonesia Tbk(DAGGER) ..       53,227
     55,000   PT Gudang Garam Tbk ................      147,979



                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------



    307,000   PT Indah Kiat Pulp & Paper
               Corporation Tbk(DAGGER) ...........  $   120,823
    153,500   PT Tambang Timah Tbk ...............      107,093
    236,000   PT Telekomunikasi Indonesia ........      134,254
     14,000   PT Telekomunikasi Indonesia, ADR ...      154,000
                                                    -----------
                                                        930,972
                                                    -----------
  ISRAEL -- 4.8%
    141,400   Bank Hapoalim, Ltd. ................      440,407
    130,400   Bank Leumi Le-Israel ...............      274,321
     45,900   Bezeq Israeli Telecommunication
               Corporation, Ltd.(DAGGER) .........      228,693
      2,900   Check Point Software Technologies
               Ltd.(DAGGER) ......................      576,375
      1,600   Gilat Satellite Networks Ltd.(DAGGER)     190,000
      3,700   IDB Holding Corporation Ltd. .......      122,811
      5,000   Orbotech, Ltd. .....................      387,500
     20,300   Partner Communications Company Ltd.,
               ADR(DAGGER) .......................      525,262
      3,800   Reuters Group Plc ..................      272,412
                                                    -----------
                                                      3,017,781
                                                    -----------
  KOREA -- 14.7%
     59,900   Hyundai Motor Company Ltd.,
               GDR(DAGGER) .......................      648,417
     61,682   Kookmin Bank, GDR** ................      891,305
     76,696   Korea Electric Power Corporation, ADR   1,284,658
     16,009   Korea Telecom Corporation, ADR .....    1,196,673
     44,530   Pohang Iron & Steel Company Ltd., ADR   1,558,550
     22,012   Samsung Electronics, GDR** .........    2,682,712
     24,844   SK Telecom Company Ltd., ADR .......      953,373
                                                    -----------
                                                      9,215,688
                                                    -----------
  MALAYSIA -- 0.2%
     21,000   Berjaya Sports Toto Berhad .........       45,316
     79,200   YTL Power International Berhad^ ....       65,861
                                                    -----------
                                                        111,177
                                                    -----------
  MEXICO -- 12.0%
    137,300   Alfa, S.A., Class A ................      644,839
     35,009   Cemex S.A. de C.V. .................      195,829
    216,900   Cifra, S.A. de C.V., Series V(DAGGER)     434,945
     16,900   Coca-Cola Femsa S.A., ADR ..........      296,806
     15,900   Desc S.A. de C.V., ADR .............      266,325
      8,700   Fomento Economico Mexicano,
               S.A.de C.V., ADR ..................      387,150
    198,300   Grupo Financiero Banamex Accival,
               S.A. de C.V., Series O ............      795,293
    147,900   Grupo Modelo S.A. de C.V., Series C       405,847
     17,300   Grupo Televisa S.A., GDR(DAGGER) ...    1,180,725
     55,000   Hylsamex, S.A.(DAGGER) .............      161,372
     71,100   Kimberley-Clark de Mexico S.A. de C.V.,
               Class A ...........................      277,646
     13,400   Panamerican Beverages, Inc., Class A      275,537
     19,500   Telefonos de Mexico S.A., Class L, ADR  2,193,750
                                                    -----------
                                                      7,516,064
                                                    -----------
  PERU -- 0.6%
     13,100   Credicorp Ltd. .....................      157,200
     14,800   Telefonica del Peru S.A.A., ADR ....      197,950
                                                    -----------
                                                        355,150
                                                    -----------
  PHILLIPINES -- 0.4%
      9,500   Philippine Long Distance
               Telephone Company .................      241,625
                                                    -----------
  POLAND -- 1.0%
      8,700   Bank Handlowy W. Warzawie ..........      130,500
      8,600   KGHM Polska Miedz S.A., GDR ........      116,100
     58,600   Telekomunikacja Polska S.A., GDR ...      380,900
                                                    -----------
                                                        627,500
                                                    -----------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                             DEVELOPING WORLD SERIES

                                DECEMBER 31, 1999

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
COMMON STOCKS -- (CONTINUED)
   RUSSIA -- 1.8%
      8,600   AO Mosenergo, ADR(DAGGER) ..........  $    37,840
     10,600   OAO LUKoil Holding, ADR ............      427,975
     31,200   Surgutneftegaz, ADR ................      436,800
     25,400   Unified Energy System^ .............      219,075
                                                    -----------
                                                      1,121,690
                                                    -----------
   SOUTH AFRICA -- 10.5%
     33,400   ABSA Group Ltd. ....................      149,771
     73,200   African Bank Investments, Ltd.(DAGGER)    151,038
     13,100   Anglo American Platinum
               Corporation, Ltd. .................      398,002
      5,700   AngloGold, Ltd. ....................      293,196
     21,800   Barlow Ltd. ........................      156,903
     18,501   Bidvest Group Ltd. .................      180,652
    253,800   BOE Ltd. ...........................      247,409
     16,700   Comparex Holdings Ltd. .............      116,941
     29,300   De Beers-Centenary Linked Unit .....      852,104
     43,700   Dimension Data Holdings Ltd. .......      274,057
     25,900   Fedsure Holdings Ltd. ..............      210,398
    390,800   Firstrand Ltd. .....................      558,739
      8,200   Impala Platinum Holdings Ltd. ......      331,730
      5,300   Investec Group Ltd. ................      235,077
     23,550   Liberty Life Association of Africa Ltd.   271,657
     14,900   M-Cell Ltd. ........................       57,615
     91,100   Metropolitan Life Ltd.^ ............      158,370
     44,600   Nampak Ltd. ........................      134,054
     12,600   Nedcor Ltd. ........................      280,455
      1,900   Rembrandt Group Ltd. ...............       18,089
    180,100   Sanlam Ltd.(DAGGER) ................      251,643
     44,900   Sappi Ltd. .........................      443,529
     51,300   Sasol Ltd. .........................      432,570
     33,700   South African Breweries Plc ........      342,749
                                                    -----------
                                                      6,546,748
                                                    -----------
   TAIWAN -- 10.7%
    107,078   Asustek Computer Inc., GDR .........    1,491,061
     33,329   Evergreen Marine Corporation, GDR ..      284,130
      1,524   Standard Foods Taiwan Ltd.,
               GDR**(DAGGER) .....................        6,286
     55,350   Synnex Technology International
               Corporation, GDR ..................    1,452,937
     59,153   Taiwan Semiconductor Manufacturing
               Company, Ltd., ADR(DAGGER) ........    2,661,885
     35,092   Winbond Electronics Corporation,
               GDR(DAGGER) .......................      817,644
                                                    -----------
                                                      6,713,943
                                                    -----------
   THAILAND -- 2.5%
     21,000   Advanced Info Service Public
               Company Ltd.
               (Foreign)(DAGGER) .................      352,370
     53,700   BEC World Public Company Ltd. (Foreign)   356,432
     47,500   PTT Exploration and Production Public
               Company, Ltd. (Foreign)(DAGGER) ...      292,579
    338,800   Thai Farmers Bank Public Company Ltd.
               (Foreign)(DAGGER) .................      566,691
                                                    -----------
                                                      1,568,072
                                                    -----------
   TURKEY -- 5.1%
  6,684,900   Akbank T.A.S. ......................      197,195
  2,297,251   Arcelik A.S. .......................      150,355
  4,317,000   Dogan Yayin Holdings A.S.(DAGGER) ..       63,673
  1,724,866   Enka Holding Yatirim A.S. ..........      341,857
  5,480,700   Eregli Demir ve Celik Fabrikalavi
               T.A.S.(DAGGER) ....................      227,352
  8,150,000   Haci Omer Sabanci Holding A.S. .....      473,313
 17,523,000   Turkiye Garanti Bankasi A.S.(DAGGER)      264,913
 20,428,700   Turkiye Is Bankasi, Class C ........      979,252
 17,250,872   Yapi ve Kredi Bankasi A.S. .........      532,729
                                                    -----------
                                                      3,230,639
                                                    -----------



                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------

   UNITED STATES -- 3.9%
    144,900   The India Fund, Inc.^                 $ 2,427,075
                                                    -----------
   VENEZUELA -- 1.0%
     13,800   C.A. La Electricidad de Caracas, ADR      218,035
     15,900   CIA Anonima Nacional Telefonos
               de Venezuela, ADR .................      391,538
                                                    -----------
                                                        609,573
                                                    -----------
              Total Common Stocks
               (Cost $48,633,648) ................   60,376,678
                                                    -----------
TOTAL INVESTMENTS (COST $48,633,648*) ....  96.4%    60,376,678
OTHER ASSETS AND LIABILITIES (NET) .......   3.6      2,239,118
                                           -----    -----------
NET ASSETS ............................... 100.0%   $62,615,796
                                           =====    ===========
-------------------------------
*        Aggregate cost for Federal tax purposes is $48,972,794.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
^        Illiquid security.
(DAGGER) Non-income producing security.

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
                        GDR -- Global Depository Receipt
--------------------------------------------------------------------------------

The industry classification of the Developing World Series at December 31, 1999 was as follows:
                                           % OF         VALUE
INDUSTRY CLASSIFICATION                 NET ASSETS    (NOTE 1)
---------------------------              ----------  -----------
Agriculture ..............................   0.2%   $    151,038
Automobiles ..............................   1.4         862,013
Banks ....................................   9.9       6,214,923
Broadcast, Radio and TV ..................   2.5       1,537,157
Building/Construction ....................   5.1       3,203,604
Computer Industry ........................   4.8       2,970,210
Consumer Products ........................   0.2         147,979
Diversified Operations ...................   5.8       3,617,122
Electronics ..............................  12.9       8,040,802
Financial Services .......................   7.0       4,386,404
Food and Beverage Products ...............   4.7       2,959,140
Insurance ................................   1.4         892,068
Leisure/Entertainment ....................   0.1          45,316
Manufacturing ............................   1.1         716,457
Medical Supplies & Services ..............   1.4         902,012
Mining ...................................   5.0       3,100,511
Multimedia ...............................   0.1          63,673
Oil and Gas ..............................   2.5       1,589,925
Other ....................................   1.3         812,391
Paper and Forest Products ................   2.2       1,401,123
Retail ...................................   1.1         705,995
Telecommunications .......................  21.4      13,378,640
Utilities ................................   4.3       2,678,175
                                           -----     -----------
TOTAL INVESTMENTS ........................  96.4      60,376,678
OTHER ASSETS AND LIABILITIES (NET) .......   3.6       2,239,118
                                           -----     -----------
NET ASSETS ............................... 100.0%    $62,615,796
                                           =====     ===========

The activity for investments in Common Stocks of Affiliates is as follows:

                                                                     REALIZED
                SHARES AT      SHARES AT                               GAINS
DESCRIPTION    12/31/1998     12/31/1999    DIFFERENCE   DIVIDENDS   (LOSSES)
-------------   ----------     ----------    ----------   ---------   --------
Turkiye Garanti
  Bankasi A.S.          0     17,523,000   (17,523,000)        0      22,700
Turkiye Is
  Bankasi-C             0     20,428,700   (20,428,700)    1,703       1,554
Yapi ve Kredi
  Bankasi A.S.  2,096,000     17,250,872   (15,154,872)    5,213       3,842


                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
-------------------------------------------------------------------------------

                                  THE GCG TRUST
                             EMERGING MARKETS SERIES

                                DECEMBER 31, 1999

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------

COMMON STOCKS -- 88.2%
   ARGENTINA -- 1.7%
     14,445   Banco de Galicia y Buenos Aires S.A.
               de C.V., ADR ......................  $   286,196
      4,875   El Sitio, Inc.(DAGGER) .............      179,156
      8,831   Telecom Argentina Stet-France Telecom,
               S.A., ADR .........................      302,462
                                                    -----------
                                                        767,814
                                                    -----------
   BRAZIL -- 9.1%
     10,154   Aracruz Celulose S.A., ADR .........      266,542
  1,656,000   Companhia Brasileira de Distribuicao
               Grupo Pao de Acucar ...............       55,001
      4,139   Companhia Brasileira de Distribuicao
               Grupo Pao de Acucar, ADR ..........      133,741
      6,301   Companhia Cervejaria Brahma, ADR ...       88,214
  9,820,000   Companhia Siderurgica Nacional(DAGGER)    380,515
     14,421   Companhia Vale do Rio Doce, ADR ....      367,735
  3,542,000   Eletropaulo Metropolitana- Electricidade
               de Sao Paulo, S.A. ................      229,402
     45,258   Empresa Brasil Aeronautica .........      204,181
     19,591   Petroleo Brasileiro S.A., ADR ......      498,857
      4,139   Tele Celular Sul Participacoes S.A.       131,413
      5,197   Tele Centro Sul Participacoes S.A., ADR   471,628
     19,961   Telesp Celular Participacoes S.A., ADR    845,847
     17,754   Telesp Participacoes S.A., ADR .....      433,863
                                                    -----------
                                                      4,106,939
                                                    -----------
   CHILE -- 1.5%
     13,062   Banco Santiago, S.A., ADR ..........      279,200
      5,243   Chilectra S.A., ADR ................      106,889
      8,923   Compania Cervecerias Unidas S.A., ADR     286,094
                                                    -----------
                                                        672,183
                                                    -----------
   EGYPT -- 0.9%
      5,979   Al Ahram Beverage Company
               S.A.E.(DAGGER) ....................      117,963
      1,200   Al Ahram Beverages Company
               S.A.E., GDR**(DAGGER) .............       23,640
      3,588   Commercial International Bank ......       52,413
      5,795   Commercial International Bank, GDR**       83,013
      6,163   Orascom Construction Industries(DAGGER)   127,016
                                                    -----------
                                                        404,045
                                                    -----------
   GREAT BRITIAN -- 1.1%
    178,550   Old Mutual Plc** ...................      485,974
                                                    -----------
   GREECE -- 1.9%
      4,219   Commercial Bank of Greece, S.A. ....      321,993
      8,600   Hellenic Telecommunications
               Organization S.A. .................      203,650
     16,742   Panafon Hellenic Telecom S.A.,
               GDR**(DAGGER) .....................      224,793
      3,128   STET Hellas Telecommunications
               S.A., ADR .........................       95,404
                                                    -----------
                                                        845,840
                                                    -----------
   HONG KONG -- 3.6%
    120,000   China Telecom (Hong Kong), Ltd. ....      750,241
    308,000   e-New Media Company Ltd.(DAGGER) ...      150,563
     17,000   Hutchison Whampoa, Ltd. ............      247,122
     20,000   Johnson Electric Holdings Ltd. .....      128,385
    154,000   Pacific Century CyberWorks
               Ltd.(DAGGER) ......................      358,577
                                                    -----------
                                                      1,634,888
                                                    -----------
   HUNGARY -- 0.5%
     11,131   Tiszai Vegyi Kombinat Rt. ..........      212,061
                                                    -----------

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------

   INDIA -- 5.5%
      9,567   Gas Authority of India Ltd.,
               GDR**(DAGGER)^ ....................  $    90,408
     25,000   Gujarat Ambuja Cements Ltd., GDR ...      191,875
      4,351   Hindalco Industries, Ltd., GDR .....      102,575
     12,694   I.T.C. Ltd., GDR ...................      246,898
     11,131   ICICI Ltd., ADR(DAGGER) ............      154,443
     10,119   Larsen and Toubro Ltd., GDR** ......      338,986
     22,300   Mahindra & Mahindra Ltd., GDR ......      246,972
      4,139   Pentafour Software & Exports Ltd.,
               GDR(DAGGER) .......................      145,900
      6,071   Ranbaxy Laboratories Ltd., GDR .....      134,169
     20,927   Reliance Industries Ltd., GDR ......      299,256
     15,638   State Bank of India, GDR** .........      190,784
     12,992   Videsh Sanchar Nigam, Ltd. GDR .....      319,603
                                                    -----------
                                                      2,461,869
                                                    -----------
   INDONESIA -- 1.1%
    247,000   PT Astra International,
               Inc. Tbk(DAGGER) ..................      132,558
     44,000   PT Gudang Garam Tbk ................      118,383
     81,000   PT Indofood Sukses Makmur Tbk(DAGGER)     101,431
     11,900   PT Telekomunikasi Indonesia, ADR ...      130,900
                                                    -----------
                                                        483,272
                                                    -----------
   ISRAEL -- 3.6%
      1,150   BATM Advanced Communications, Ltd. .       94,737
      5,200   Elbit Ltd.(DAGGER) .................       90,868
      6,900   Elbit Ltd., ADR(DAGGER) ............      122,044
      2,539   Gilat Satellite Networks Ltd.(DAGGER)     301,506
      5,381   NICE Systems Ltd., ADR .............      264,678
      3,146   Orbotech, Ltd. .....................      243,815
      6,800   Orckit Communications Ltd.(DAGGER) .      233,325
     17,478   Sapiens International Corporation N.V.    287,295
                                                    -----------
                                                      1,638,268
                                                    -----------
   KOREA -- 16.3%
      2,250   Cheil Jedang Corporation ...........      259,577
      1,170   Daum Communication Corporation(DAGGER)    398,243
        650   Hanjin Heavy Industries ............        3,206
      2,850   Hannsoft Inc.(DAGGER) ..............      132,021
      5,780   Housing & Commercial Bank, Korea ...      183,250
      6,603   Hyundai Electronics Industries Company    140,143
      3,800   Hyundai Motor Company Ltd. .........       60,238
     11,530   Hyundai Motor Company, GDR**(DAGGER)      123,948
     13,910   Kookmin Bank .......................      218,052
     16,370   Korea Electric Power
               Corporation(DAGGER) ...............      507,463
      3,630   Korea Telecom Corporation ..........      572,232
      5,854   Korea Telecom Corporation, ADR .....      437,586
      1,700   Korea Telecom Freetel(DAGGER) ......      425,936
      4,800   L.G. Chemical, Ltd .................      151,757
      5,010   LG Electronics .....................      207,371
      4,970   LG Investment and Securities
               Company Ltd. ......................       84,475
      4,600   Medison Company Ltd ................       67,045
      2,600   Pohang Iron & Steel Company Ltd. ...      286,218
      2,760   Samsung Electro-Mechanics Company ..      183,514
      5,901   Samsung Electronics Company Ltd. ...    1,382,357
      2,890   Samsung Securities Company Ltd. ....       87,553
     12,200   Shinhan Bank .......................      132,153
      5,472   SK Corporation .....................      165,774
        270   SK Telecom Company Ltd., ADR .......      967,768
      1,291   Trigem Computer, Inc. ..............      143,243
                                                    -----------
                                                      7,321,123
                                                    -----------
   MALAYSIA -- 2.2%
     39,800   Berjaya Sports Toto Berhad .........       85,884
     48,000   Commerce Asset- Holding Berhad .....      123,158


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                             EMERGING MARKETS SERIES

                                DECEMBER 31, 1999


                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------

COMMON STOCKS -- (CONTINUED)
   MALAYSIA -- (CONTINUED)
     27,000   Edaran Otomobil Nasional Berhad ....  $   115,105
    164,000   IJM Corporation Berhad .............      132,926
    169,000   Public Bank Berhad .................      147,653
     46,000   Resorts World Berhad ...............      131,947
     40,000   Telecom Malaysia Berhad ............      154,737
     31,000   WTK Holdings Berhad ................       97,895
                                                    -----------
                                                        989,305
                                                    -----------
   MEXICO -- 15.7%
     62,920   Alfa, S.A., Class A ................      295,508
     49,674   Carso Global Telecom ...............      466,595
     16,622   Cemex S.A. de C.V., ADR ............      463,338
     11,591   Coca-Cola Femsa S.A., ADR ..........      203,567
     68,900   Controladora Comercial Mexicana
               S.A. de C.V. ......................       92,351
     24,890   Corporacion Interamericana de
               Entretenimiento S.A. ..............       99,429
    121,977   Corporacion Moctezuma S.A.
               de C.V., Series B1 & B2 ...........      180,230
     75,798   Fomento Economico Mexicano S.A
               de C.V., . Series UBD .............      338,391
     77,914   Grupo Bimbo S.A. de  C.V. ..........      173,919
     37,163   Grupo Carso Global Telecom,
               Series A1(DAGGER) .................      185,129
     15,086   Grupo Elektra S.A. de C.V., GDR ....      145,203
    189,588   Grupo Financiero Banamex Accival,
               S.A. de C.V., Series O ............      760,353
     10,303   Grupo Imsa, S.A. de C.V., ADR ......      176,761
     70,308   Grupo Mexico S.A., Series B ........      348,386
     59,149   Grupo Modelo S.A. de C.V., Series C       162,309
     46,362   Grupo Sanborns S.A., Series B1(DAGGER)    102,755
     15,270   Grupo Televisa S.A., GDR(DAGGER) ...    1,042,178
     28,410   Organizacion Soriana S.A. de C.V. ..      130,431
     13,614   Telefonos de Mexico S.A., Class L, ADR  1,531,575
     17,570   TV Azteca, S.A. de C.V., ADR(DAGGER)      158,130
                                                    -----------
                                                      7,056,538
                                                    -----------
   PERU -- 0.1%
      4,100   Compania de Minas Buenaventura
               S.A., ADR .........................       65,856
                                                    -----------
   PHILLIPINES -- 1.1%
     31,200   Bank of the Philippine Islands** ...       89,806
  1,096,900   International Container Terminal
               Services, Inc.(DAGGER) ............       99,347
     36,500   Manila Electric Company, Class B ...      104,156
      2,000   Philippine Long Distance Telephone
               Company ...........................       50,868
      1,800   Philippine Long Distance Telephone
               Company,  ADR .....................       46,575
    489,000   SM Prime Holdings Inc. .............       92,218
                                                    -----------
                                                        482,970
                                                    -----------
   POLAND -- 1.6%
      6,050   Agora S.A., GDR(DAGGER) ............       89,994
      9,900   Agora S.A., GDR**(DAGGER) ..........      143,173
     18,900   Orbis S.A.(DAGGER) .................      163,632
     26,309   Polski Koncern Naftowy S.A.
               GDR**(DAGGER) .....................      330,836
                                                    -----------
                                                        727,635
                                                    -----------
   RUSSIA -- 2.0%
      9,900   AO Tatneft, ADR ....................       94,050
     29,975   Surgutneftegaz, ADR ................      419,650
      8,187   Vimpel-Communications, ADR(DAGGER) .      365,345
                                                    -----------
                                                        879,045
                                                    -----------


                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------

   SINGAPORE -- 0.2%
     85,500   MediaRing.com, Ltd.**(DAGGER) ......  $    92,405
                                                    -----------
   SOUTH AFRICA -- 5.3%
    110,519   African Bank Investments, Ltd.(DAGGER)    228,041
      3,404   AngloGold, Ltd. ....................      175,094
     65,956   Billiton Plc .......................      378,805
     31,276   Dimension Data Holdings Ltd. .......      196,142
      7,635   Impala Platinum Holdings Ltd. ......      308,873
     31,100   Johnnies Industrial Corporation
               Ltd.(DAGGER) ......................      363,802
     42,315   Sappi Ltd. .........................      417,994
     38,800   Sasol Ltd. .........................      327,168
                                                    -----------
                                                      2,395,919
                                                    -----------
   TAIWAN -- 5.5%
      9,400   Acer Inc., GDR(DAGGER) .............      134,185
     10,545   Advanced Semiconductor
               Engineering, Inc., GDR**(DAGGER) ..      204,573
      5,930   ASE Test Ltd., ADR(DAGGER) .........      144,544
     18,017   Asustek Computer Inc., GDR^ ........      250,887
     11,900   Far Eastern Textile Ltd.,
               GDR**(DAGGER) .....................      285,600
      8,300   Ritek Corporation, GDR .............       96,903
      4,400   Synnex Technology International
               Corporation, GDR** ................      115,500
     20,513   Taiwan Semiconductor Manufacturing
               Company, Ltd., ADR(DAGGER) ........      923,085
      8,350   Winbond Electronics Corporation,
               GDR**(DAGGER) .....................      189,963
      4,400   Winbond Electronics Corporation,
               GDR(DAGGER) .......................      104,445
                                                    -----------
                                                      2,449,685
                                                    -----------
   THAILAND -- 2.9%
     11,000   Advanced Info Service Public
               Company Ltd. (Foreign)(DAGGER) ....      184,575
     64,600   National Finance Public
               Company Ltd. (Foreign)**(DAGGER) ..       28,728
     94,200   National Finance Public
               Company Ltd. (Foreign)(DAGGER) ....       41,892
     72,000   National Petrochemical
               Public Company Ltd.(Foreign)(DAGGER)      81,720
     12,200   Shin Corporations Public
               Company Ltd. (Foreign)(DAGGER) ....      115,311
     17,000   Siam City Cement Public
               Company Ltd. (Foreign)(DAGGER) ....       91,172
    131,700   Siam Commercial Bank Public
               Company Ltd.**(DAGGER) ............      155,599
      4,700   The Siam Cement Public
               Company Ltd. (Foreign)(DAGGER) ....      156,230
    148,100   TelecomAsia Corporation Public
               Company Ltd. (Foreign) ............      192,670
     87,700   Thai Farmers Bank Public
               Company Ltd. (Foreign)(DAGGER) ....      146,691
     89,900   United Broadcasting Corporation
               Public Company Ltd.(DAGGER) .......       90,103
                                                    -----------
                                                      1,284,691
                                                    -----------
   TURKEY -- 3.6%
  1,399,781   Enka Holding Yatirim A.S. ..........      277,427
  3,777,689   Erciyas Biracilik ve Malt Sanayii A.S.    181,084
  3,191,000   Guney Biracilik ve Malt Sanyaii A.S.      117,662
     21,111   Haci Omer Sabanci Holdings,
               ADR**(DAGGER) .....................      282,360
 12,363,000   Hurriyet Gazetecilik ve
               Matbaacilik A.S. ..................      227,931
    814,098   Vestel Elektronik Sanayai ve
               Ticaret A.S. ......................      195,119
     10,848   Yapi ve Kredi Bankasi A.S., GDR(DAGGER)   334,997
                                                    -----------
                                                      1,616,580
                                                    -----------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                             EMERGING MARKETS SERIES

                                DECEMBER 31, 1999

                                                        VALUE
    SHARES                                            (NOTE 1)
    ------                                            --------


COMMON STOCKS -- (CONTINUED)
   UNITED STATES -- 1.2%
      2,208   DSP Group, Inc. ...................   $   205,344
      3,400   MIH Ltd.(DAGGER) ..................       200,600
      3,772   StarMedia Network, Inc. ...........       151,116
                                                    -----------
                                                        557,060
                                                    -----------
              Total Common Stocks
               (Cost $28,245,910) ...............    39,631,965
                                                    -----------
PREFERRED STOCKS -- 6.4%
   BRAZIL -- 1.5%
 26,677,000   Banco Bradesco S.A. ...............       209,252
  2,750,000   Banco Itau S.A. ...................       235,953
        357   Companhia Paulista de Forca e
               Luz(DAGGER) ......................            17
  8,371,000   Gerdau, S.A. ......................       222,423
                                                    -----------
                                                        667,645
                                                    -----------
   INDIA -- 2.2%
      2,840   Infosys Technologies Ltd., ADR^ ...       987,774
                                                    -----------
   TAIWAN -- 2.7%
     67,300   Acer Peripherals, Inc.^ ...........       278,622
     36,600   Hon Hai Precision Industry
               Company, Ltd.^ ...................       380,274
    135,000   United Microelectronics
               Corporation, Ltd.^ ...............       553,500
                                                    -----------
                                                      1,212,396
                                                    -----------
              Total Preferred Stocks
               (Cost $1,949,451) ................     2,867,815
                                                    -----------
WARRANTS AND RIGHTS -- 0.1%
   BRAZIL  -- 0.0%#
  1,357,647   Banco Bradesco S.A. ...............         5,389
                                                    -----------
   MEXICO -- 0.0%#
      1,032   Cemex S.A., ADR ...................         4,257
                                                    -----------
   THAILAND -- 0.1%
    101,700   Siam Commercial Bank ..............        47,252
                                                    -----------
              Total Warrants and Rights
               (Cost $29,153) ...................        56,898
                                                    -----------
   PRINCIPAL
    AMOUNT
   --------
REPURCHASE AGREEMENT -- 4.2%
     (Cost $1,885,000)
 $1,885,000   Agreement with JP Morgan Securities, Inc.,
               2.500% dated 12/31/1999 to be repurchased
               at $1,885,393 on 01/03/2000, collateralized
               by $1,538,000 U.S. Treasury Bonds,
               8.750% due 08/15/2020
               (market value $1,925,023) ........     1,885,000
                                                    -----------
TOTAL INVESTMENTS (COST $32,109,514*) ...   98.9%    44,441,678
OTHER ASSETS AND LIABILITIES (NET) ......    1.1        507,530
                                           -----    -----------
NET ASSETS ..............................  100.0%   $44,949,208
                                           =====    ===========
-------------------------------
  *      Aggregate cost for Federal tax purposes was $32,277,432.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
^        Illiquid security.
(DAGGER) Non-income producing security. # Amount is less than 0.1%.


The industry classification of the Emerging Markets Series at December 31, 1999 was as follows:

                                           % OF         VALUE
INDUSTRY CLASSIFICATION                 NET ASSETS    (NOTE 1)
---------------------                    ----------    --------
LONG TERM INVESTMENTS:
Aerospace/Defense .......................   0.5%    $   204,181
Agriculture .............................   0.5         228,041
Automobiles .............................   1.2         563,716
Banks ...................................   7.2       3,242,804
Broadcast, Radio and TV .................   5.1       2,283,098
Building/Construction ...................   3.0       1,356,973
Chemicals ...............................   0.7         293,781
Computer Industry. ......................   9.3       4,203,027
Consumer Products .......................   1.7         750,228
Diversified Operations ..................   4.4       1,970,752
Electronics .............................   8.2       3,705,858
Financial Services ......................   3.2       1,439,802
Food and Beverage Products ..............   4.9       2,187,592
Insurance ...............................   1.1         485,974
Leisure/Entertainment ...................   1.1         480,893
Manufacturing ...........................   2.2         991,731
Medical Supplies and Services ...........   0.4         201,214
Mining ..................................   3.7       1,644,751
Oil and Gas .............................   3.7       1,658,851
Other ...................................   0.5         227,932
Paper and Forest Products ...............   1.5         684,536
Real Estate .............................   0.2          92,218
Retail ..................................   1.4         640,847
Telecommunications ......................  23.8      10,687,595
Utilities ...............................   5.2       2,330,283
                                          -----     -----------
TOTAL LONG TERM INVESTMENTS .............  94.7      42,556,678
REPURCHASE AGREEMENT ....................   4.2       1,885,000
                                          -----     -----------
TOTAL INVESTMENTS .......................  98.9      44,441,678
OTHER ASSETS AND LIABILITIES (NET) ......   1.1         507,530
                                          -----     -----------
NET ASSETS .............................. 100.0%    $44,949,208
                                          =====     ===========


--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
                        GDR -- Global Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                              MARKET MANAGER SERIES

                                DECEMBER 31, 1999
   PRINCIPAL                                            VALUE
    AMOUNT                                            (NOTE 1)
   --------                                           --------

CORPORATE BONDS AND NOTES -- 4.3%
   FINANCIAL SERVICES -- 2.6%
 $  213,000   Cabco (Texaco Capital),
               7.302%(a) due 10/01/2001 ..........  $   188,491
                                                    -----------
   INDUSTRIAL -- 1.7%
    124,000   Philip Morris Companies, Inc.,
               6.000% due 07/15/2001 .............      121,952
                                                    -----------
              Total Corporate Bonds and Notes
               (Cost $309,285) ...................      310,443
                                                    -----------
U.S. TREASURY OBLIGATIONS -- 28.3%
     (Cost $2,043,106)
   U.S. TREASURY STRIP:
  2,217,000   3.032%(DOUBLE DAGGER) due 02/15/2001    2,073,538
                                                    -----------
   NUMBER OF                    EXPIRATION  STRIKE
   CONTRACTS                       DATE     PRICE
  ----------                    ----------  ------
CALL OPTIONS PURCHASED -- 66.6%
   1,027  S&P Midcap Companies
            Index 400 European  03/06/2001 $178.50      282,417
   4,958  S&P Midcap Companies
            Index 400 European  03/06/2001  178.50    1,357,933
   1,611  S&P Midcap Companies
            Index 400 European  03/06/2001  178.50      441,084
   1,818  S&P 500 European      03/06/2001  485.63    1,817,831
     594  S&P 500 European      03/06/2001  485.63      594,244
     380  S&P 500 European      03/06/2001  485.63      381,005
                                                    -----------
           Total Call Options Purchased
            (Cost $789,967)                           4,874,514
                                                    -----------
TOTAL INVESTMENTS (COST $3,142,358*) ......  99.2%    7,258,495
OTHER ASSETS AND LIABILITIES (NET) ........   0.8%       60,291
                                            -----   -----------
NET ASSETS ................................ 100.0%  $ 7,318,786
                                            =====   ===========
-------------------------------
  *             Aggregate cost for Federal tax purposes.
(DOUBLE DAGGER) Annualized yield at date of purchase.
(a)             The rate shown is the effective yield at date of purchase.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST

                                DECEMBER 31, 1999



1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The GCG Trust, (the "Trust") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988 with an unlimited number of shares of beneficial interest with a par value of $0.001 each. At December 31, 1999 the Trust had twenty four operational portfolios (the "Series"): Liquid Asset Series ("LA"), Limited Maturity Bond Series ("LMB"), Global Fixed Income Series ("GF"), Total Return Series ("TR"), Fully Managed Series ("FM"), Equity Income Series ("EI"), Rising Dividends Series ("RD"), Capital Growth Series ("CG"), Growth Series ("G"), Value Equity Series ("VE"), Research Series ("R"), Managed Global Series ("MG"), Capital Appreciation Series ("CA"), Mid-Cap Growth Series ("MC"), All-Growth Series ("AG"), Growth Opportunities Series ("GO"), Strategic Equity Series ("SE"), Small Cap Series ("SC"), Real Estate Series ("RE"), Hard Assets Series ("HA"), Developing World Series ("DW"), Emerging Markets Series ("EM"), Market Manager Series ("MM"), and The Fund For Life Series. All of the Series are diversified except for GF, MG, MC, HA, and MM which are non-diversified Series. The information presented in these financial statements pertains to all of the Series except for The Fund For Life Series which is presented under separate cover. The Trust is intended to serve as an investment medium for (i) variable life insurance policies and variable annuity contracts ("Variable Contracts") offered by insurance companies, and (ii) certain qualified pension and retirement plans, as permitted under the Federal tax rules relating to the Series serving as investment mediums for Variable Contracts. The Trust currently functions as an investment medium for contracts and policies offered by Golden American Life Insurance Company ("Golden American"), a wholly owned subsidiary of Equitable of Iowa Companies ("Equitable of Iowa"), an indirect wholly owned subsidiary of ING Groep, N.V. ("ING") and First Golden Life Insurance Company ("First Golden"), a wholly owned subsidiary of Golden American. The Trust is also an investment medium for contracts offered by the Security Equity Life Insurance Company.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States.

(A) VALUATION: Domestic and foreign portfolio securities, including options and futures contracts, except as noted below, for which market quotations are readily available are stated at market value. Market value is determined on the basis of the last reported sales price in the principal market where such securities are traded or, if no sales are reported, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers or dealers.

Debt securities (except those purchased by LA), including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Under certain circumstances, debt securities having a maturity of sixty days or less may be valued at amortized cost which approximates market value.

Amortized cost involves valuing a portfolio security instrument at its cost, initially, and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. All of the portfolio securities of LA are valued using the amortized cost method.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

(B) DERIVATIVE FINANCIAL INSTRUMENTS: Certain of the Series may engage in various portfolio strategies, as described below, primarily to seek to manage its exposure to the equity, bond, gold and other markets and also to manage fluctuations in interest and foreign currency rates. Buying futures and forward foreign currency exchange contracts, writing puts and buying calls tend to increase a Series' exposure to the underlying market or currency. Selling futures and forward foreign currency exchange contracts, buying puts and writing calls tend to decrease a Series' exposure to the underlying market or currency. In some instances, investments in derivative financial instruments may involve, to varying degrees, elements of market risk and risks in excess of the amount recognized in the Statement of Assets and Liabilities. Losses may arise under these contracts due to the existence of an illiquid secondary market for the contracts, or if the counterparty does not perform under the contract. An additional primary risk associated with the use of certain of these contracts may be caused by an imperfect correlation between movements in the price of the derivative financial instruments and the price of the underlying securities, indices or currency.

--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST

                                DECEMBER 31, 1999


1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

OPTIONS: Certain Series may engage in option transactions including purchasing options on securities and securities indexes ("purchased options") and writing covered call and secured put options ("written options"). Generally, purchased options are utilized to protect security holdings in a portfolio or protect against substantial increases in market prices in securities to be acquired in the future. MM invests in purchased options on security indexes in accordance with its long term investment objectives to obtain equity market performance. Certain Series may use written options to generate additional income, protect partially against declines in the value of portfolio securities or facilitate a Series' ability to purchase a security at a price lower than the security's current market price. Option transactions may be engaged on exchanges and on over-the-counter markets. When a Series writes an option, an amount equal to the premium received by the Series is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market on a daily basis to reflect the current value of the option written. When a security is sold through an exercise of an option, the related premium received (or paid) is deducted from (or added to) the basis of the security sold. When an option expires (or the Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premiums received or paid. Realized and unrealized gains and losses arising from purchased option transactions are included in the net realized and unrealized gain/(loss) on securities.

The option activity for FM for the year ended December 31, 1999 was as follows:

                                                      NUMBER OF
                                                      CONTRACTS    PREMIUMS
                                                    -------------------------
   Options outstanding at December 31, 1998 ........      --           --
   Options written during the period ...............      75        $50,398
   Options expired during the period ...............      --           --
   Options closed during the period ................      --           --
                                                       -----    -----------
   Options outstanding at December 31, 1999 ........      75        $50,398
                                                       =====    ===========
The option activity for CG for the year ended December 31, 1999 was as follows:

                                                      NUMBER OF
                                                      CONTRACTS    PREMIUMS
                                                    -------------------------
   Options outstanding at December 31, 1998 ........      --           --
   Options written during the period ...............     100        $42,218
   Options expired during the period ...............      --           --
   Options closed during the period ................     100         42,218
                                                       -----    -----------
   Options outstanding at December 31, 1999 ........      --           --
                                                       =====    ===========
The option activity for VE for the year ended December 31, 1999 was as follows:

                                                      NUMBER OF
                                                      CONTRACTS    PREMIUMS
                                                    -------------------------
   Options outstanding at December 31, 1998 ........      --           --
   Options written during the period ...............     100        $20,849
   Options expired during the period ...............     100         20,849
   Options closed during the period ................      --           --
                                                       -----   ------------
   Options outstanding at December 31, 1999 ........      --           --
                                                       =====   ============

--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST

                                DECEMBER 31, 1999


1. SUMMARY OF SIGNIFICANT ACCOUNTING  POLICIES--(CONTINUED)
The option activity for CA for the year ended December 31, 1999 was as follows:

                                                      NUMBER OF
                                                      CONTRACTS    PREMIUMS
                                                    -------------------------
   Options outstanding at December 31, 1998 ........      --             --
   Options written during the period ...............     788       $369,450
   Options exercised during the period .............      40         17,879
   Options expired during the period ...............     683        321,704
   Options closed during the period ................      65         29,867
                                                       -----   ------------
   Options outstanding at December 31, 1999 ........      --           --
                                                       =====   ============

FUTURES CONTRACTS: Certain Series may engage in various futures contracts including interest rate and stock index futures contracts. The transactions in futures contracts must constitute bona fide hedging or other strategies under regulations promulgated by the Commodities Futures Trading Commission. Upon entering into a contract, the Series deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. During the year ended December 31, 1999, all futures transactions were conducted on U.S. exchanges. Contracts open, if any, at December 31, 1999 are included in the portfolio of investments and their related realized and unrealized gains and losses are included in the net realized and unrealized gain/(loss) on futures contracts.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain of the Series may enter into forward foreign currency exchange contracts. A Series will engage in forward foreign currency exchange transactions to protect itself against fluctuations in currency exchange rates. Forward foreign currency exchange contracts are valued at the applicable forward rate and are marked to market daily. The change in market value is recorded by the Series as an unrealized gain or loss. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Contracts open, if any, at December 31, 1999 and their related unrealized appreciation/(depreciation) are set forth in the Schedule of Forward Foreign Currency Exchange Contracts which accompanies the Portfolio of Investments. Realized and unrealized gains and losses arising from forward foreign currency exchange contracts are included in net realized and unrealized gain/(loss) on forward foreign currency exchange contracts.

(C) FOREIGN CURRENCY: Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar as of the close of business immediately preceding the time of valuation. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at the rate of exchange prevailing when accrued.

The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain/(loss) on securities.

Reported net realized gains or losses on foreign currency transactions arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Series' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation/(depreciation) on other assets and liabilities denominated in foreign currencies arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.

(D) REPURCHASE AGREEMENTS: All Series may enter into repurchase agreements in accordance with guidelines approved by the Board of Trustees of the Trust. Each Series bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Series is delayed or prevented from exercising its rights to dispose of the underlying securities received as collateral

--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST

                                DECEMBER 31, 1999



1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

including the risk of a possible decline in the value of the underlying securities during the period while the Series seeks to exercise its rights. Each Series takes possession of the collateral and reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Series enters into repurchase agreements to evaluate potential risks. The market value of the underlying securities received as collateral must be at least equal to the total amount of the repurchase obligation. In the event of counterparty default, the Series has the right to use the underlying securities to offset the loss.

(E) FEDERAL INCOME TAXES: Each Series of the Trust is a separate entity for Federal income tax purposes. No provision for Federal income taxes has been made since each Series of the Trust has complied and intends to continue to comply with provisions of subchapter M of the Internal Revenue Code of 1986, as amended, available to regulated investment companies and to distribute its taxable income to shareholders sufficient to relieve it from all, or substantially all, Federal income taxes.

(F) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are recorded on trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are reported as income when the Series identifies the dividend. Interest income (including amortization of premium and discount on securities) and expenses are accrued daily. Realized gains and losses from investment transactions are recorded on an identified cost basis which is the same basis the Trust uses for Federal income tax purposes. Purchases of securities under agreements to resell are carried at cost, and the related accrued interest is included in interest receivable.

(G) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Net investment income of LA is declared as a dividend daily and paid monthly. For all other Series, net investment income will be paid annually, except that LMB may declare a dividend monthly or quarterly. Any net realized long-term capital gains (the excess of net long-term capital gains over net short-term capital losses) for any Series will be declared and paid at least once annually. Net realized short-term capital gains may be declared and paid more frequently. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from net investment income and net realized gains recorded by the Trust. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Series, timing differences and differing characterization of distributions made by each Series as a whole.



2.   FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Directed Services, Inc. (the "Manager"), an indirect wholly owned subsidiary of ING, provides all of the Series with advisory and administrative services under a Management Agreement (the "Agreement"). Under the Agreement, the Manager has overall responsibility for engaging Portfolio Managers and for monitoring and evaluating the management of the assets of each Series by the Portfolio Managers. Portfolio Managers are compensated by the Manager and not the Trust. In some cases, Portfolio Managers may be affiliated with the Manager. Portfolio Managers have full investment discretion and make all determinations with respect to the investment of a Series' assets and the purchase and sale of portfolio securities and other investments. Pursuant to this Agreement, the Manager also is responsible for providing or procuring, at the Manager's expense, the services reasonably necessary for the ordinary operation of the Trust including, among other things, custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing and ordinary legal services. The Manager does not bear the expense of brokerage fees, taxes, interest, fees and expenses of the independent trustees, and extraordinary expenses, such as litigation or indemnification expenses. As compensation for its services under the Management Agreement, the Trust pays the Manager a monthly fee (a "Unified Fee") based on the following annual rates of the average daily net assets of the
Series:



SERIES                                                           FEE
-------                                                           ---
Fully Managed Series, Equity Income Series, Rising               1.00% on the first $750 million in combined assets
Dividends Series, Value Equity Series,  Capital Appreciation     of these Series;
Series,  All-Growth Series, Strategic Equity Series,             0.95% on the next $1.250 billion;
Small Cap Series,  Real Estate Series and Hard                   0.90% on the next $1.5 billion; and
Assets Series                                                    0.85% on the amount over $3.5 billion

--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST

                                DECEMBER 31, 1999



2.   FEES AND OTHER TRANSACTIONS WITH AFFILIATES--(CONTINUED)

      Liquid Assets Series and Limited Maturity Bond Series          0.60% on the first $200 million in combined assets
                                                                     of these Series;
                                                                     0.55% on the next $300 million; and
                                                                     0.50% on the amount over $500 million

      Capital Growth  Series, Growth Series and Growth               1.10% on the first $250 million in combined assets
      Opportunities Series                                           of these Series;
                                                                     1.05% on the next $400 million;
                                                                     1.00% on the next $450 million; and
                                                                     0.95% on the amount in excess of $1.1 billion

      Developing World Series and Emerging Market Series             1.75%

      Total Return Series, Research Series and Mid-Cap               1.00% on the first $250 million in combined assets
      Growth Series                                                  of these Series;
                                                                     0.95% on the next $400 million;
                                                                     0.90% on the next $450 million; and
                                                                     0.85% on the amount in excess of $1.1 billion

      Global Fixed Income Series                                     1.60%

      Market Manager Series                                          1.00%

      Managed Global Series                                          1.25% on the first $500 million and
                                                                     1.05% on the amount over $500 million


The Manager and the Trust have entered into Portfolio Management Agreements with the Portfolio Managers. These Portfolio Managers provide investment advice for the various Series and are paid by the Manager based on the average net assets of the respective Series. The Portfolio Managers of each of the Series are as follows (*related party Advisor):

      SERIES                          PORTFOLIO MANAGER
      -----------                     ----------------------------------

      Liquid Asset Series             ING Investment Management, LLC*
      Limited Maturity Bond Series    ING Investment Management, LLC*
      Global Fixed Income Series      Baring International Investments Limited*
      Total Return Series             Massachusetts Financial Services Company
      Fully Managed Series            T. Rowe Price Associates, Inc.
      Equity Income Series            T. Rowe Price Associates, Inc.
      Rising Dividends Series         Kayne Anderson Investment Management, LLC
      Capital Growth Series           Alliance Capital Management L.P.
      Growth Series                   Janus Capital Corporation
      Value Equity Series             Eagle Asset Management, Inc.
      Research Series                 Massachusetts Financial Services Company
      Managed Global Series           Putnam Investment Management, Inc.
      Capital Appreciation Series     A I M Capital Management Group, Inc.
      Mid-Cap Growth Series           Massachusetts Financial Services Company
      All-Growth Series               Pilgrim Baxter & Associates, Ltd.
      Growth Opportunities Series     Montgomery Asset Management, LLC
      Strategic Equity Series         A I M Capital Management Group, Inc.
      Small Cap Series                Fred Alger Management, Inc.
      Real Estate Series              EII Realty Securities, Inc.
      Hard Assets Series              Baring International Investment Limited*
      Developing World Series         Baring International Investment Limited*
      Emerging Markets Series         Putnam Investment Management, Inc.
      Market Manager Series           ING Investment Management, LLC*

--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST

                                DECEMBER 31, 1999



2.   FEES AND OTHER TRANSACTIONS WITH AFFILIATES--(CONTINUED)

During the year ended December 31, 1999, TR, FM, EI, CG, G, R, MC, SE, SC, RE, DW and EM, in the ordinary course of business, paid commissions of $5,274, $138, $529, $10,860, $6,370, $12,048, $162, $36, $335,228, $84, $39 and $2,046,
respectively, to certain affiliates of the respective Portfolio Manager and/or the Manager in connection with the execution of various portfolio transactions.

The custodian for the Trust is The Bank of New York. The custodian is paid by the Manager and not the Trust.

Certain officers and trustees of the Trust are also officers and/or directors of the Manager, Golden American, First Golden and Equitable of Iowa Companies. Unaffiliated trustees are paid a fee of $6,000 per quarter, in addition to reimbursement for travel and incidental expenses incurred by them in connection with their attendance at Board Meetings.



3.   PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended December 31, 1999 were as follows:

                                                   PURCHASES        SALES
                                               -------------     ------------
   Liquid Assets Series ....................              --               --
   Limited Maturity Bond Series ............  $  273,864,611     $215,865,294
   Global Fixed Income Series ..............      32,368,878       20,530,159
   Total Return Series .....................     651,136,943      431,610,429
   Fully Managed Series ....................     119,075,719       86,319,110
   Equity Income Series ....................     355,825,459      449,477,753
   Rising Dividends Series .................     414,293,686      191,984,658
   Capital Growth Series ...................     896,259,062      720,147,502
   Growth Series ...........................   1,258,323,984      660,123,220
   Value Equity Series .....................     100,576,148       80,196,366
   Research Series .........................     852,971,390      658,575,697
   Managed Global Series ...................     228,487,607      248,664,140
   Capital Appreciation Series. ............     397,576,822      360,135,717
   Mid-Cap Growth Series ...................     798,426,015      603,707,837
   All-Growth Series .......................     321,288,698      340,401,308
   Growth Opportunities Series .............       9,745,173        8,258,626
   Strategic Equity Series .................     234,295,636      166,207,418
   Small Cap Series ........................     346,801,031      265,404,792
   Real Estate Series ......................      22,011,813       28,261,500
   Hard Assets Series ......................      79,885,557       72,247,354
   Developing World Series .................      69,612,322       31,358,691
   Emerging Markets Series .................      56,746,931       60,402,744
   Market Manager Series ...................              --        1,882,529

--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST

                                DECEMBER 31, 1999



3.   PURCHASES AND SALES OF SECURITIES--(CONTINUED)

At December 31, 1999, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were as follows:


                                           TAX BASIS       TAX BASIS     NET TAX BASIS
                                             GROSS           GROSS        UNREALIZED
                                          UNREALIZED      UNREALIZED     APPRECIATION/
                                         APPRECIATION    DEPRECIATION   (DEPRECIATION)
                                       ---------------   ------------   ---------------
   Liquid Assets Series ...............             --              --              --
   Limited Maturity Bond Series .......   $     47,419   $   3,540,979  $   (3,493,560)
   Global Fixed Income Series .........         26,205       2,041,334      (2,015,129)
   Total Return Series ................     49,287,655      36,572,314      12,715,341
   Fully Managed Series ...............     29,273,954      24,580,915       4,693,039
   Equity Income Series ...............     17,412,925      30,027,711     (12,614,786)
   Rising Dividends Series ............    191,665,303      19,311,849     172,353,454
   Capital Growth Series ..............    130,642,346      36,271,019      94,371,327
   Growth Series ......................    451,739,594      21,605,245     430,134,349
   Value Equity Series ................     21,398,364      11,802,956       9,595,408
   Research Series ....................    261,826,676      45,390,702     216,435,974
   Managed Global Series ..............     62,213,346       1,062,493      61,150,853
   Capital Appreciation Series ........     87,842,497      15,978,810      71,863,687
   Mid-Cap Growth Series ..............    192,551,694      33,736,444     158,815,250
   All-Growth Series ..................     50,821,764       2,374,218      48,447,546
   Growth Opportunities Series ........      2,350,420         887,173       1,463,247
   Strategic Equity Series ............     70,369,453       3,770,062      66,599,391
   Small Cap Series ...................    104,919,748       8,526,088      96,393,660
   Real Estate Series .................      1,547,087       7,636,437      (6,089,350)
   Hard Assets Series .................      3,275,394       3,596,875        (321,481)
   Developing World Series ............     13,154,606       1,750,722      11,403,884
   Emerging Markets Series ............     12,828,226         663,980      12,164,246
   Market Manager Series ..............      4,116,327             190       4,116,137


4.   RESTRICTED AND ILLIQUID SECURITIES

Certain Series of the Trust may hold securities purchased in private placement transactions, without registration under the Securities Act of 1933 (the "Act") and securities which are deemed illiquid because of low trading volumes or other factors. These restricted and illiquid securities (which do not include securities eligible for resale pursuant to Rule 144A of the Act and 4(2) commercial paper that are determined to be liquid under procedures adopted by the Board of Trustees) are valued under methods approved by the Board of
Trustees as reflecting fair value which includes obtaining quotes from independent sources if available. The Emerging Market Series contains Structured Notes with a value of $2,451,057 on December 31, 1999. Structured Notes in EM are equity-linked securities achieved through an agreement between the sub-advisor and a broker. This derivative instrument allows access into local markets. The risk involved in these trades is substantially the same as that involved in owning underlying shares in the company with the additional credit risk associated with the purchase of a derivative from any counterparty.

--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST

                                DECEMBER 31, 1999



4.   RESTRICTED AND ILLIQUID SECURITIES--(CONTINUED)

Total restricted and/or illiquid securities at December 31, 1999 were as follows:

                                                 FAIR VALUE     % OF NET ASSETS
                                                -------------   ---------------
   Total Return Series .........................   1,269,645         0.2%
   Fully Managed Series ........................   5,845,167         2.0%
   Capital Growth Series .......................   4,174,160         0.7%
   Mid-Cap Growth Series .......................   3,584,136         0.5%
   Strategic Equity Series .....................     455,363         0.2%
   Hard Assets Series ..........................   1,652,955         4.1%
   Developing World Series .....................   3,798,706         6.1%
   Emerging Markets Series .....................   2,541,465         5.7%

On December 31, 1999, and on the dates of acquisition, there were no market quotations available for unrestricted securities of the same class.



5.   CAPITAL LOSS CARRYFORWARDS

For Federal income tax purposes, the Series' indicated below have capital loss carryforwards as of December 31, 1999 which are available to offset future capital gains, if any:


                                 LOSSES         LOSSES        LOSSES        LOSSES         LOSSES         LOSSES         LOSSES
                                DEFERRED       DEFERRED      DEFERRED      DEFERRED       DEFERRED       DEFERRED       DEFERRED
                                EXPIRING       EXPIRING      EXPIRING      EXPIRING       EXPIRING       EXPIRING       EXPIRING
SERIES                           IN 2001        IN 2002       IN 2003       IN 2004        IN 2005        IN 2006        IN 2007
--------                        -----------    ------------  ----------   ------------   -----------    ------------  --------------
Liquid Asset Series ............  $172            $15               --      $1,432        $   816      $        537    $    1,576
Limited Maturity Bond Series ...    --             --               --          --          6,321                --     1,791,596
Value Equity Series ............    --             --               --          --             --                --     3,146,694
Real Estate Series .............    --             --               --          --             --                --       427,974
Hard Assets Series .............    --             --               --          --             --         5,310,830       987,212
Emerging Markets Series ........    --             --       $2,280,913          --             --        12,172,368            --



6.   SUBSEQUENT EVENT

On January 28, 2000, the consolidation of All-Growth Series and Growth Opportunities Series into Mid-Cap Growth Series took place at no cost to current contract holders. The separate accounts investing in the All-Growth Series and Growth Opportunities Series substituted shares of Mid-Cap Growth Growth Series for their shares, respectively.

--------------------------------------------------------------------------------
  REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

                REPORT OF ERNST &YOUNG LLP, INDEPENDENT AUDITORS


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
THE GCG TRUST

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The GCG Trust (Liquid Asset Series, Limited Maturity Bond Series, Global Fixed Income Series, Total Return Series, Fully Managed Series, Equity Income Series, Rising Dividends Series, Capital Growth Series, Growth Series, Value Equity Series, Research Series, Managed Global Series, Capital Appreciation Series, Mid-Cap Growth Series, All-Growth Series, Growth Opportunities Series, Strategic Equity Series, Small Cap Series, Real Estate Series, Hard Assets Series, Developing World Series, Emerging Markets Series, Market Manager Series) (the "Trust") as of December 31, 1999, and the related statements of operations for the year then ended and the statements of changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above listed series of The GCG Trust at December 31, 1999, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.



                                                          /S/ Ernest & Young LLP



Philadelphia, Pennsylvania
February 9, 2000

--------------------------------------------------------------------------------
  TAX INFORMATION -- (UNAUDITED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                       FISCAL YEAR ENDED DECEMBER 31, 1999

The amounts of long-term capital gains paid for the fiscal year ended December 31, 1999 were as follows:

               Total Return Series ....................  $ 2,627,182
               Fully Managed Series ...................    9,914,438
               Equity Income Series ...................   15,092,945
               Rising Dividends Series ................   18,468,145
               Capital Growth Series ..................      887,371
               Growth Series ..........................    1,323,294
               Value Equity Series ....................    2,515,295
               Research Series ........................    4,302,734
               Managed Global Series ..................   15,961,984
               Capital Appreciation Series ............   36,834,012
               Mid-Cap Growth Series ..................    3,430,472
               All-Growth Series ......................    6,012,165
               Growth Opportunities Series ............      245,555
               Strategic Equity Series ................      570,728
               Small Cap Series .......................    3,197,377
               Real Estate Series .....................    1,560,770
               Market Manager Series ..................      973,438

                      [This page left Intentionally Blank]

                      [This page left Intentionally Blank]

                     [This page left Intentionally Blank]

                                 THE GCG TRUST

                                 ---------------

                         TRUSTEES AND EXECUTIVE OFFICERS

                 Barnett Chernow, CHAIR, TRUSTEE AND PRESIDENT*
                           J. Michael Earley, TRUSTEE
                         R. Barbara Gitenstein, TRUSTEE
                           Robert A. Grayson, TRUSTEE
                          Elizabeth J. Newell, TRUSTEE
                           Stanley B. Seidler, TRUSTEE
                            Roger B. Vincent, TRUSTEE
                          Mary Bea Wilkinson, TREASURER
                           Myles R. Tashman, SECRETARY

                               *INTERESTED TRUSTEE

                                 ---------------

                 Sutherland Asbill & Brennan LLP, LEGAL COUNSEL
                        Directed Services, Inc., MANAGER
                     Ernst & Young LLP, INDEPENDENT AUDITORS

ING VARIABLE ANNUITIES
P.O. Box 2700
West Chester, PA 19380-2700

-------------------------------------------------------
  TABLE OF CONTENTS
-------------------------------------------------------

                                  THE GCG TRUST

                                                                          PAGE
                                                                         ------
Chairman's Letter .....................................................      1
Portfolio Manager Reports .............................................      2
Statements of Assets and Liabilities ..................................     28
Statements of Operations ..............................................     32
Statements of Changes in Net Assets ...................................     36
Financial Highlights ..................................................     44
Portfolios of Investments .............................................     68
Notes to Financial Statements .........................................    115




--------------------------------------------------------------------------------
The information contained in this report is intended for general information purposes only. This report is not authorized for distribution to prospective investors unless preceded or accompanied by current Trust and Separate Account prospectuses which contain important information concerning the Trust, the Company, and its current public offering of variable contracts. Investment return and principal value will vary, and shares may be worth more or less at redemption than at original purchase.
--------------------------------------------------------------------------------

ING VARIABLE ANNUITIES
1475 Dunwoody Drive, West Chester, PA 19380

                                                                  August 3, 2000

Dear Shareholder of The GCG Trust:

We at ING VARIABLE ANNUITIES, home of GOLDENSELECT[REGISTRATION MARK], are pleased to present to you the 2000 Semi-Annual Report of The GCG Trust (the "Trust"). The following report provides information about the performance and financial position of the portfolios within the Trust.

In the first six months of the year, the net assets of the Trust increased 21% to end the period at $10.219 billion. This increase can be attributed to new investment by shareholders during a period of mixed investment returns.

Additionally, during 2000, the Trust introduced the following changes:

     [BULLET] Capital Guardian Trust Company was named as the Portfolio Manager for the Managed Global Series and Small Cap Series, effective February 1, 2000. In addition, the Large Cap Value Series was launched on February 1, 2000 with Capital Guardian named as Portfolio Manager.

     [BULLET] Salomon  Brothers  Asset  Management,  Inc. was named as Portfolio
              Manager of the All Cap Series and Investors Series. These new portfolios also commenced operations on February 1, 2000.

     [BULLET] Baring International Investment Limited was named as the Portfolio
              Manager of the Emerging Markets Series, effective March 16, 2000.

     [BULLET] The Prudential  Investment  Corporation was named as the Portfolio
              Manager of the Real Estate Series effective April 28, 2000.

We are confident that these additions will make ING VARIABLE ANNUITIES an even more attractive choice for your investment dollars.

The Report contains comments from the Portfolio Managers of the Trust's Series. The comments of the Portfolio Managers reflect their views as of the date written and are subject to change at any time. For more complete information about these portfolios, the Trust, or any products, including charges and expenses, please consult your prospectus. You may obtain a prospectus by calling 800-366-0066. Read it carefully before investing or sending money.

As  always,   thank  you  for   choosing  ING   VARIABLE   ANNUITIES,   home  of
GOLDENSELECT[REGISTRATION MARK].

Sincerely,

/S/ SIGNATURE

Barnett Chernow
President
The GCG Trust

                                  THE GCG TRUST
                               LIQUID ASSET SERIES

HOW DID THE SERIES PERFORM IN THE FIRST HALF OF 2000?

The Liquid Asset Series (the "Series") returned 2.83% year-to-date for the six-month period ended June 30, 2000. The Merrill Lynch 3-Month U.S. Treasury Bill Index had a total return of 2.93% for the same period.

WHAT WERE THE MAJOR MARKET TRENDS AFFECTING THE SERIES' PERFORMANCE?

We began the year with the Fed Funds rate (the rate banks charge each other for overnight loans) at 5.50% as well as an economy that both showed signs of real strength and few signs of inflation. In an attempt to keep the economy from overheating, the Federal Reserve Board's Federal Open Market Committee (the "Fed") continued to raise the target Fed Funds rate to 6.50% in June, 100 basis points higher than at the beginning of the year. Prior to the first two 25 basis point tightenings in February and March, the Series shortened its average maturity, but then extended it for significant yield pick-up after the rate increases. In May, as the Fed tightened another 50 basis points, money market rates increased further, reflecting market expectations of subsequent Fed tightenings. The Series extended its average maturity beyond that of competitors to take advantage of these attractive rates. In June, the market reversed course and decided the Fed's activity thus far was slowing the economy sufficiently, leading rates to decline. The Series' purchases of higher yielding, long-term securities in May and June contributed positively to its performance.

On June 30, the Series was weighted with 77% of securities maturing within 60 days and 12% maturing in less than 180 days. This weighting is a hedge toward further Fed increases and a way to pick up yield in the long end. Long-term rates since have declined significantly, as demonstrated by the one-year London Interbank Offered Rate ("LIBOR"), which declined from 7.50% at the end of May to 7.04% in early July. The Series' 70-day average maturity at June 30 was significantly longer than the iMoneyNet, Inc. First Tier Retail Index average maturity of 56 days.

WHAT IS YOUR OUTLOOK FOR THE MARKETS AND PORTFOLIO?

Going forward, the economy appears to be slowing, and many market participants believe the Fed will be on hold for the remainder of the year. However, the potential remains for additional increases in the Fed Funds rate. The Series plans to maintain its weighting until the direction of the economy and the Fed becomes clearer. Because the Series' average maturity is longer than competitors, long-term securities will only be purchased if sufficiently compensated.

                                                  ING INVESTMENT MANAGEMENT, LLC
--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2000

                                      1 YEAR       5.38%
                                      5 YEAR       5.10%
                                     10 YEAR       4.72%
                 SINCE 1/24/1989 (INCEPTION)       5.14%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN
                                YEAR-TO-DATE       2.83%
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

INVESTMENT IN THE LIQUID ASSET SERIES (OR IN ANY OTHER SERIES) IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE LIQUID ASSET SERIES WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

TOP FIVE HOLDINGS AS OF JUNE 30, 2000
(percentage of total net assets)
   1. Nestle Capital Corp., 6.086% due 07/03/00             4.7%
   2. UBS Finance, (DE) LLC., 7.307% due 07/05/00           4.3%
   3. Barclays Bank Plc, 6.620% due 07/31/00                2.8%
   4. Caterpillar Financial Services Corp.,
      6.879% due 05/22/01                                   1.9%
   5. Barclays Bank Plc, 6.580% due 07/03/00                1.9%
TOP FIVE SECTORS AS OF JUNE 30, 2000
(percentage of total portfolio holdings)
   1. Financial                                            61.4%
   2. Asset Backed Securities                              18.8%
   3. Communications                                        8.4%
   4. Machinery & Equipment                                 3.8%
   5. Food & Beverages                                      1.9%

                                  THE GCG TRUST
                          LIMITED MATURITY BOND SERIES

WHAT WAS THE SERIES' PERFORMANCE FOR THE SIX MONTHS ENDED JUNE 30, 2000?

The Limited Maturity Bond Series (the "Series") returned 2.59% for the six months ended June 30 compared to 2.98% for the benchmark, the Merrill Lynch 1-5 Year U.S. Corporate/ Government Bond Index.

WHAT MARKET TRENDS AFFECTED THE SERIES' PERFORMANCE?

One of the factors contributing to the underperformance of the Series vs. its benchmark year-to-date is the inversion of the U.S. Treasury yield curve. The inversion started in January when the 30-year Treasury bond's yield went from 6.48% at the beginning of the year to 5.90% in June. Conversely, the two-year note yielded 6.36% in June, up from 6.24% at the beginning of the year. The five-year Treasury note rallied as its yield dropped from 6.34% to 6.18%. The inversion was unexpected and largely the result of technical factors -- particularly the U.S. Government surplus and associated repurchase of long-dated U.S. Treasury securities.

The other factor contributing to the Series' underperformance was the Federal Reserve Board's Federal Open Market Committee (the "Fed") raising its Fed Funds target rate by 100 basis points to 6.50% over the course of the year. The rate hikes were to keep the strong economy (with few signs of inflation) from overheating.

While the Treasury market inverted and the Fed raised rates, all spread sectors underperformed U.S. Treasuries. The overweight of spread product (corporate bonds, mortgaged-backed and asset-backed securities) in the Series caused it to suffer compared to the benchmark, which was more concentrated in U.S. Treasuries. In addition, the Series' duration remained shorter than the benchmark and was barbelled for most of the year's first half. This barbell helped performance as the five-year sector rallied and the short-end sold off.

HOW MIGHT THE U.S. ECONOMY AND THE FED'S STANCE
ON INTEREST RATES AFFECT THE SERIES?

After five months of underperformance versus U.S. Treasuries, corporate securities hit a turning point in June and outperformed U.S. Treasuries. Going forward, the economy appears to be slowing and many market participants believe the Fed is on hold for the remainder of the year. As long as the Fed engineers a soft landing, the corporate market is expected to perform nicely. The Series' duration generally will remain in line with the benchmark and will maintain its allocation to spread product, particularly in more defensive corporate sectors.

                                                  ING INVESTMENT MANAGEMENT, LLC

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2000

                                      1 YEAR       3.75%
                                      5 YEAR       5.11%
                                     10 YEAR       5.85%
                 SINCE 1/24/1989 (INCEPTION)       6.23%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN

                                YEAR-TO-DATE       2.59%
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE NON CASH HOLDINGS AS OF JUNE 30, 2000
(percentage of total net assets)

   1. U.S. Treasury Notes, due through 2005
      ranging from 4.250% to 6.750%                        27.2%
   2. El Paso Natural Gas Corporation,
      6.750% due 11/15/03                                   1.8%
   3. Phelps Dodge Corporation, 9.875% due 06/13/01         1.8%
   4. Fort James Corporation, 6.700% due 11/15/03           1.6%
   5. Emerson Electric Company, 7.875% due 06/01/05         1.5%

TOP FIVE SECTORS AS OF JUNE 30, 2000
(percentage of total portfolio holdings)

   1. Federal Agency & Government                          33.7%
   2. Financial                                            17.3%
   3. Asset Backed Securities                               8.5%
   4. Telecommunications                                    7.0%
   5. Energy                                                5.6%

                                  THE GCG TRUST
                           GLOBAL FIXED INCOME SERIES

HOW DID THE SERIES FARE IN THE FIRST HALF OF 2000?

The Global Fixed Income Series (the "Series") generated a return of (1.69)% for the six months ended June 30, 2000. Its benchmark, the Merrill Lynch Global Government Bond Index II, produced a return of 0.43% for the same period.

WHAT INFLUENCED THE GLOBAL BOND MARKETS
DURING THE PERIOD?

Global bonds recovered in 2000. Widespread Central Bank monetary tightening had the effect of reassuring bond investors of commitment, first in the United Kingdom (where the Central Bank moved early) and later in the United States.

Economies are indicating that they do respond to monetary policy. The consumer is and was key to economic behavior, so the stock market correction exerted a strong influence on behavior. Meanwhile, core inflation levels remain subdued even with strong oil prices.

It looks as though the United States economy is beginning to slow. Europe, on the other hand, is beginning to recover - which has helped support both its bonds and currency. In Japan, the prospect of economic recovery has kept bonds subdued as the market worries (in the face of relentless supply) about an end of the zero interest rate policy. Although the U.S. dollar's strength started to fade towards the end of the period, the currency remains underpinned by capital flows as U.S. asset values remain attractively priced to international investors.

WHAT DO YOU ANTICIPATE HAPPENING IN THE GLOBAL BOND MARKETS FOR THE REST OF THE YEAR?

The outlook for global bond markets appears positive. While Central Banks are likely to tighten their monetary policies further to quell inflation fears; markets are likely to anticipate the peaking of interest rates. Global growth is expected to moderate at around 4%. Supply shortages in several countries are likely to continue to support long bond prices. Extreme currency volatility is not expected. The U.S. economy should slow to a more sustainable pace as the Federal Reserve slows demand through higher interest rates. The weaker equity markets could reduce the 'wealth effect', thereby doing some of the Federal Reserve's restraining work. The large current account deficit is a concern, which could put more downward pressure on the U.S. dollar if capital inflows slow. These in turn are largely dependent on continued high corporate profit growth driven by productivity improvements.

The United Kingdom is expected to continue to slow, driven by the weaker housing market and weaker consumption growth. Short bonds are likely to see less upward pressure on yields, while long bonds are likely to continue to benefit from limited supply (driven by the fiscal surplus) and by the upcoming Minimum
Funding Requirement (MFR) review. Sterling could be under further downward pressure as the interest rate differential with other Organization of Economic Cooperation Development (ECD) countries widens.

The European economies are picking up momentum; however the recent 50 basis point interest rate hike by the European Central Bank is likely to suffice until the end of the year. Europe has spare capacity and no inflation risk. Sentiment towards the Euro has turned and fundamentals for the Euro remain strong.

                                         BARING INTERNATIONAL INVESTMENT LIMITED

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2000

                                      1 YEAR      (2.19)%
                 SINCE 8/14/1998 (INCEPTION)      (1.60)%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN

                                YEAR-TO-DATE      (1.69)%
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE NON CASH HOLDINGS AS OF JUNE 30, 2000
(percentage of total net assets)

   1. U.S. Treasury Obligations, due through 2016          22.6%
      ranging from 4.250% to 7.500%
   2. Bundesrepublik, 6.000% due 01/04/07                   5.3%
   3. Japan Government, 0.500% due 04/22/02                 4.9%
   4. Japan Government, 0.300% due 10/22/01                 4.9%
   5. Bundesrepublik, 5.625% due 01/04/28                   4.6%

TOP FIVE COUNTRIES AS OF JUNE 30, 2000
(percentage of total portfolio holdings)

   1. United States                                        29.6%
   2. Germany                                              20.9%
   3. Japan                                                18.5%
   4. France                                                6.1%
   5. Supranational                                         6.0%

                                  THE GCG TRUST
                              FULLY MANAGED SERIES

HOW DID THE SERIES PERFORM AGAINST ITS BENCHMARK
IN THE FIRST SIX MONTHS OF 2000?

The Fully Managed Series (the "Series") had a return of 4.12% for the six months ended June 30, 2000. During the same period, the Standard & Poor's 500 (the "S&P 500") Index had a return of (0.43)% and the Lehman Brothers Government/Corporate Bond Index had a return of 4.18%. The Lipper Variable Annuity Balanced Funds average return was 1.26% for the same period.

WHAT WERE THE MAJOR MARKET TRENDS AFFECTING THE SERIES' PERFORMANCE?

U.S. markets surged through mid-March, fueled by investor enthusiasm for technology -- especially Internet stocks. At that point, stocks corrected sharply as investors finally reacted to the sky-high tech valuations and the ongoing series of interest rate hikes by the Federal Reserve (the "Fed"). The Fed has raised short-term interest rates three times in 2000 (six times since June 1999) in an effort to lessen inflationary pressures in the economy. Although the tech-heavy NASDAQ Composite posted the largest drop, stocks outside the sector also suffered.

The Series performed well during this volatile period, posting positive returns and outdistancing both the S&P 500 and the average portfolio in our Lipper category. This solid performance was a result both of our risk-averse strategy and individual stock selection. Although large-company stocks as a group lost ground in the downturn, many investors finally began seeking stocks that represented good value. Since this is a hallmark of our stock-picking approach, the fund benefited from this change in investor sentiment.

WHAT WAS THE SERIES' ASSET ALLOCATION DURING
THE FIRST HALF OF 2000?

The Series had an approximate 40% allocation to convertibles, bonds, and cash reserves, which provided protection from the stock market downdraft. Strong returns from some of our largest sectors (particularly energy) and from several top holdings boosted returns.

A number of our best performers were in our sizable utilities and energy sectors. Strong contributors from the utilities area included Unisource Energy Corp. and FirstEnergy Corp. The energy sector was buoyed by high oil prices, and our substantial commitment to these companies paid off with significant gains from such holdings as Mitchell Energy & Development Corp. and Amerada Hess Corp. Holdings in other sectors that did well -- in some cases even when their sector did not -- included White Mountains Insurance Group Inc., Reebok International Ltd., Philip Morris Co., and the convertible preferred stock of the Rouse Co. Disappointing holdings included Washington Post Co. and New York Times Co. in the media area, Newmont Mining Corp. in the generally weak metals sector, and specialty chemicals producers Imperial Chemical Industries Plc , Octel Corp., and Great Lakes Chemical Corp.

Our search for attractive but undervalued securities was aided by the market drop. Significant purchases during the first half of the year included USX-Marathon Group and USX-Capital Trust; Hasbro Inc., a toy company; Ryder System Inc., a transportation services company; in the energy area, Vastar Resources Inc. and convertible securities of Baker Hughes, Inc. We trimmed positions in a number of holdings that had generated nice gains, including Amerada Hess Corp., Smith & Nephew (in hospital services), and Overseas Shipholding Group.

WHAT IS YOUR OUTLOOK FOR THE NEAR FUTURE?

Although the economy showed signs of slowing at the end of June, the Fed may raise rates further in the months to come. As long as the Fed continues to tighten, stocks are unlikely to stage a major advance. But the downturn has eliminated some excesses in the market and refocused attention on fundamentals. A continuation of this trend should be positive for the Series and provide attractive long-term returns for shareholders with reduced risk.

                                                  T. ROWE PRICE ASSOCIATES, INC.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2000

                                      1 YEAR       2.39%
                                      5 YEAR      11.45%
                                     10 YEAR       9.36%
                 SINCE 1/24/1989 (INCEPTION)       8.81%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN

                                YEAR-TO-DATE       4.12%
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE NON CASH HOLDINGS AS OF JUNE 30, 2000
(percentage of total net assets)

   1. Tennessee Valley Authority Power,
      5.880% due 04/01/36                                   5.1%
   2. Amerada Hess Corporation                              4.7%
   3. Niagara Mohawk Holdings, Inc.                         4.3%
   4. Loews Corporation                                     4.2%
   5. Chris-Craft Industries, Inc.                          3.0%

TOP FIVE SECTORS AS OF JUNE 30, 2000
(percentage of total portfolio holdings)

   1. Energy                                               14.6%
   2. Consumer Services                                    11.8%
   3. Utilities                                             8.6%
   4. Basic Materials                                       7.9%
   5. Financial                                             7.4%

                                 THE GCG TRUST
                              TOTAL RETURN SERIES

DID THE SERIES OUTPERFORM ITS BENCHMARK
FOR THE SIX MONTHS ENDED JUNE 30, 2000?

For the six months ended June 30, 2000, the Total Return Series (the "Series") provided a total return of 2.72%, which compared to a (0.43)% return for the Standard & Poor's 500 Index and a 4.18% return for the Lehman Brothers Government/Corporate Bond Index.

WHAT WERE THE SERIES' INVESTMENT ALLOCATIONS
DURING THE PERIOD?

What makes the Series different from other balanced portfolios is the fact that we remain committed to our disciplined asset allocation approach. Unlike other portfolios, we chose not to take on additional risks by increasing exposure to aggressive growth stocks. We maintain a roughly 60% equity, 40% fixed-income and cash investment mix because we believe this is what investors expect from a balanced portfolio. In our view this strategy provides the right balance of growth and income potential.

WHAT INDUSTRY SECTORS CONTRIBUTED MOST
TO THE SERIES' PERFORMANCE?

Among energy stocks, oil services as well as exploration and production companies provided an impressive boost to performance. These stocks typically are very sensitive to oil and natural gas price changes and most benefited immensely from rising prices. We've anticipated this favorable business environment for some time, and it has worked well in recent months. In the insurance sector, a few of the Series' holdings produced exceptional performance. Recent merger news sparked a rally in the insurance industry, as investors began to recognize the strong fundamental business outlooks and the potential for further consolidation among insurance companies.

We took advantage of some weakness in pharmaceutical stock prices in the early part of the year to increase our positions in high-quality companies with strong long-term track records. Stocks such as Pharmacia Corp. and Abbott Laboratories came back strong in the second quarter, and we think they still offer attractive growth opportunities at compelling valuations.

As corporate bonds and mortgage-backed securities recovered in the first quarter of 2000, we decided to secure some profits and decrease our positions in these sectors. We shifted some assets into U.S. Treasuries, as the outlook for government securities appeared to brighten. We felt this strategy worked well, especially following the U.S. Government's announced plans to buy back nearly $30 billion of longer-maturity Treasuries during the year. We also found ourselves in the right areas of the corporate bond market. Our positioning in various telecommunications and media issues proved particularly beneficial.

WHAT IS THE OUTLOOK FOR THE PORTFOLIO?

While value stocks have rallied recently, it's difficult to predict whether this trend will continue. Our feeling is that there remains plenty of upside for reasonably priced stocks with good fundamental growth prospects, especially if interest rates and the economic backdrop remain uncertain. We think more defensive stocks in non-cyclical sectors of the economy, such as consumer non-durables and health care, have the potential to outperform aggressive growth stocks in this environment.

While we believe certain pockets of the market remain overvalued, we are finding some quality companies at what we believe to be attractive prices. In addition, we feel there is potential for strong corporate earnings across a wide range of industries. However, we intend to proceed with some caution -- given the Federal Reserve Board's determination to slow the economy. In light of the current economic uncertainty, the market is beginning to behave as we would expect -- defensive, value-oriented stocks have been rebounding, while growth stocks have suffered. Whether this current trend will persist is difficult to determine. As a result, we believe it makes sense for investors to maintain a well-diversified portfolio.

                                        MASSACHUSETTS FINANCIAL SERVICES COMPANY

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2000

                                      1 YEAR       1.07%
                 SINCE 8/14/1998 (INCEPTION)       6.99%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN

                                YEAR-TO-DATE       2.72%
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2000
(percentage of total net assets)

   1. The Coastal Corporation                               1.9%
   2. GTE Corporation                                       1.6%
   3. BP Amoco Plc, ADR                                     1.5%
   4. Exxon Mobil Corporation                               1.4%
   5. The Hartford Financial Services Group, Inc.           1.4%

TOP FIVE SECTORS AS OF JUNE 30, 2000
(percentage of total portfolio holdings)

   1. Financial Services                                   22.3%
   2. Utilities & Communications                           20.4%
   3. Energy                                               16.6%
   4. Health Care                                           7.2%
   5. Industrial Goods & Services                           7.0%

                                  THE GCG TRUST
                              EQUITY INCOME SERIES

HOW DID THE SERIES PERFORM IN THE FIRST HALF OF 2000?

The Equity Income Series (the "Series") had a return of (2.76)% for the first half of 2000. This somewhat underperformed compared to the Standard & Poor's 500 Index (the "S&P 500"), which returned (0.43)% for the same period. The Lipper Variable Annuity Equity Income Funds average return was (1.65)% year-to-date as of June 30, 2000.

HOW DID MARKET CONDITIONS IMPACT
THE SERIES' PERFORMANCE?

Following a sharp advance during the first quarter of 2000, domestic stocks stumbled badly in April, then spent the next two months trying to recover. The Federal Reserve (the "Fed") hiked short-term rates three times in the first half of 2000, for a total of six times since June 1999, which eventually took its toll on most sectors of the market. As a result, technology stocks fared worst during the correction, but stocks outside the sector were also damaged. The equity income group rallied somewhat after a long period of stagnation, but still finished in negative territory.

Series performance reflected the overall weakness with a small loss, resulting from a major sell-off in the so-called New Economy sectors. The Series' underweighting in technology spared it from further damage during the challenging first six months of 2000.

WHAT WAS THE SERIES' ASSET ALLOCATION
IN THE FIRST HALF OF THE YEAR?

Major contributors to positive performance were Baker Hughes, Inc., up 53%; American Home Products Corp., up 50%; Pharmacia Corp., up 46%; Starwood Hotels & Resorts Worldwide, up 40%; Reader's Digest, up 36%; and Walt Disney Co., up 33%. There were laggards as well. Among them were Unisys Corp. and BMC Software, Inc., each off 54% for the six-month period; Armstrong Holdings, Inc., down 51%; Hercules Inc., down 48%; Procter & Gamble Co., off 47%; and International Paper Co., down 46%. The portfolio remained well-diversified among industries, with 19% of assets in consumer non-durables, 17% in financial stocks, 14% in energy, 13% in utilities, and the rest scattered across other industrial sectors. We made several purchases in the first half of 2000, as their valuations became more attractive, including Vodafone AirTouch Plc, Rockwell International, Motorola Inc., Unisys Corp., Microsoft Corp., and BMC Software, Inc.

WHAT IS THE OUTLOOK FOR THE REMAINDER OF THE YEAR?

We believe further rate hikes may be possible in coming months. However, there are signs of slowing in economic growth and the Fed could be nearing the end of its tightening cycle. The purpose of the higher rates is to slow the economy from its robust pace of the past few quarters and constrain inflation within acceptable bounds. We think these efforts will succeed without pushing the economy into a recession. As investors anticipate more favorable trends on inflation and interest rates, we expect moderate returns through the rest of the year for domestic stocks, including the equity income sector of the market.

                                                  T. ROWE PRICE ASSOCIATES, INC.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2000

                                      1 YEAR     (10.52)%
                                      5 YEAR       7.47%
                                     10 YEAR       8.12%
                 SINCE 1/24/1989 (INCEPTION)       8.09%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN

                                YEAR-TO-DATE      (2.76)%
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2000
(percentage of total net assets)

   1. BP Amoco Plc, ADR                                     2.9%
   2. Exxon Mobil Corporation                               2.6%
   3. Mellon Financial Corporation                          2.4%
   4. SBCCommunication Inc.                                 2.1%
   5. American Home Products Corporation                    1.9%

TOP FIVE SECTORS AS OF JUNE 30, 2000
(percentage of total portfolio holdings)

   1. Consumer Non-durables                                19.4%
   2. Financial                                            16.8%
   3. Energy                                               13.5%
   4. Utilities                                            13.1%
   5. Process Industries                                    8.6%

                                  THE GCG TRUST
                                INVESTORS SERIES

HOW DID THE SERIES PERFORM DURING ITS FIRST 5 MONTHS?

Since inception on February 1, 2000, the Investors Series (the "Series") had a total return of 8.70% for the five months ended June 30, 2000. During the same period, the Standard & Poor's 500 (the "S&P 500") Index had a return of 4.84%.

WHAT MAJOR TRENDS ATTRIBUTED TO THE
SERIES' POSITIVE PERFORMANCE?

This outperformance primarily relates to our significant overweight position in consumer staples and our underweight in technology. In the first half of the year, the equity markets experienced increased volatility. Technology stocks continued to drive the markets through early March. The momentum behind technology stocks came at the expense of most other sectors of the market, including consumer staples, financials and pharmaceuticals. During this period, the Series added to these out-of-favor sectors. In mid-March, investors took profits in technology stocks and rotated into undervalued sectors. Specifically, defensive sectors such as consumer staples, healthcare and energy all performed well as investors continued to worry about the Federal Reserve's reaction to inflationary pressures. The Series benefited from the increase in market breadth.

Since the technology correction in mid-March, we have been adding to selected tech stocks on weakness. We plan to continue increasing our weighting in technology as we see opportunities to do so.

Our overweight position in consumer staples contributed to the Series' outperformance during the period. In particular, Nabisco Group Holdings Corp., Pepsi Bottling Group, Inc., Safeway, Inc. and Kimberly-Clark Corp. were strong performers. Nabisco Group Holdings Corp. was the Series' top contributor during the period as a result of the planned sale of the company.

In other sectors, leading contributors included News Corp., Intel Corp., Eli Lily & Co. and Coastal Corp., among others. Laggards included International Paper Co., Compuware, Tyson Foods Inc., Federated Department Stores Inc. and UnumProvident. The Series no longer owns Compuware or UnumProvident.

The Portfolio remains overweight versus the S&P 500 in consumer staples, communications, energy and financials.

WHAT ARE YOUR THOUGHTS ON THE FUTURE ENVIRONMENT
FOR THE SERIES?

Recent economic data suggest that the economy may be slowing, however, inflationary concerns may keep the Federal Reserve on guard. We expect recent stock market volatility to persist. Uncertainty over economic growth and prospective Federal Reserve actions will continue to result in market swings. Fortunately, market breadth remains favorable. We believe the Series continues to be well positioned for this type of market, in which individual stock selection plays a more important role than sector momentum.

                                         SALOMON BROTHERS ASSET MANAGEMENT, INC.

--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2000

                  SINCE 2/1/2000 (INCEPTION)       8.70%
--------------------------------------------------------------------------------

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2000
(percentage of total net assets)

   1. Nabisco Group Holdings Corporation                    2.7%
   2. National Semiconductor Corporation                    2.4%
   3. The Pepsi Bottling Group, Inc.                        2.4%
   4. International Business Machines Corporation           2.4%
   5. Safeway, Inc.                                         2.3%

TOP FIVE SECTORS AS OF JUNE 30, 2000
(percentage of total portfolio holdings)

   1. Consumer Staples                                     21.0%
   2. Technology                                           19.5%
   3. Financials                                           16.8%
   4. Health Care                                           9.7%
   5. Communication Services                                9.6%

                                  THE GCG TRUST
                               VALUE EQUITY SERIES

HOW DID THE SERIES PERFORM?

For the first half of 2000, the Value Equity Series (the "Series") produced a total return of (3.35)%. The Standard & Poor's 500 Index produced a return of (0.43)%.

WHAT WERE THE MAJOR MARKET TRENDS AFFECTING THE SERIES' PERFORMANCE?

The weakest performing sector of the Series during the first half of the year was basic materials. Our holdings in the paper and chemical industries detracted from performance, as investors began to worry about the sustainability of the global expansion -- in view of the Federal Reserve's apparent determination to slow economic growth in the United States. As visibility of earnings in 2001 becomes clearer, we believe this sector will begin to perform better.

The best performing sectors in the Series during the first half of the year were energy, financial services and health care. Energy stocks benefited from continued strength in pricing for oil and natural gas, healthy refining margins and accelerating spending by producers for drilling and energy services. Our best performing energy stocks were El Paso Energy Corp. and Transocean Sedco Forex, Inc. MetLife, Inc. performed well for us in the financial services sector. In the health care sector, Bausch & Lomb, Inc. was a positive contributor to performance.

WHAT OTHER FACTORS ATTRIBUTED TO THE SERIES' NEGATIVE PERFORMANCE VS. THE BENCHMARK?

Unless you were watching carefully the internal changes occurring in the U.S. equity markets during the first quarter, it may have seemed that not much was happening in the value sector. However, when you look below the surface of the averages, a different picture unfolds. The first two months of the year represented a continuation and intensification of the trends that had been in place since last fall -- a narrow, momentum driven market favoring technology and biotech stocks while the rest of the market languished and declined. Then, in early March, the market shifted suddenly and with dramatic effect. All at once earnings and valuation seemed to matter again. By the end of the first quarter, value stocks had recovered all of their losses from the first two months, while the former leaders swooned.

The stock market was buffeted by many crosscurrents in the second quarter of 2000. During April and early May, fears of an overheated economy with accompanying inflation and interest pressures were widespread. By June, some signs of moderation in economic growth began to appear, reducing inflation concerns but raising questions about the sustainability of earnings growth. In short, the second quarter resulted in lackluster performance for most major U.S. equity indices. Major value indices registered declines of about 4.5% for the three months ended in June.

WHAT IS YOUR OUTLOOK FOR THE MARKETS?

We continue to believe the conditions for value investing are more favorable now than they have been for several years. A key assumption underlying this point of view is that global economic growth appears to be continuing into 2001. If we are correct in this assessment, then the broad-based earnings recovery that began last year should continue. Historically, when earnings growth is abundant, many stocks do well. When earnings growth is based narrowly in only a few sectors, fewer stocks participate. During the mid- to late 1990s with many economic troubles around the world, earnings growth was hard to deliver for many companies and industries. In that environment, it should not have been too surprising that investors flocked to a fairly narrow list of companies where earnings prospects seemed more secure.

This, of course, resulted in the dominance of growth over value investing. It is our view that the combination of broad earnings growth into next year and the recent demise of many of the "story" or "concept" technology stocks will refocus investors' attention on fundamentals and valuation. In such an environment, value investing has usually been rewarding.

                                                    EAGLE ASSET MANAGEMENT, INC.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2000

                                      1 YEAR     (12.10)%
                                      5 YEAR       9.95%
                  SINCE 1/3/1995 (INCEPTION)      12.17%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN

                                YEAR-TO-DATE      (3.35)%
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2000
(percentage of total net assets)

   1. Citigroup, Inc.                                       4.0%
   2. International Business Machines Corporation           3.9%
   3. Exxon Mobil Corporation                               3.3%
   4. Capital One Financial Corporation                     3.1%
   5. MetLife, Inc.                                         3.0%

TOP FIVE SECTORS AS OF JUNE 30, 2000
(percentage of total portfolio holdings)

   1. Financials                                           26.3%
   2. Energy                                               12.5%
   3. Capital Goods                                        10.6%
   4. Technology                                            9.9%
   5. Basic Materials                                       9.1%

                                  THE GCG TRUST
                             RISING DIVIDENDS SERIES

HOW DID THE SERIES PERFORM DURING THE FIRST HALF OF 2000?

The Rising Dividends Series (the "Series") had a total return of 1.93% versus a return of (0.43)% for the Standard & Poor's 500 Index (the "S&P 500") during the first half of 2000.

WHAT MARKET TRENDS CONTRIBUTED TO THE SERIES' POSITIVE PERFORMANCE?

The second quarter featured a classic split between defensive companies and more economically sensitive companies. The strongest performing sectors in the S&P 500 were health care, consumer staples, utilities and energy -- all areas with fairly recurrent demand for products and services. The weakest performing sectors were basic materials, communication services, consumer cyclicals, technology, and financials. With the exception of communications services, those are businesses that depend generally on a good underlying economy. It should be noted that during the last month of the second quarter of 2000, technology stocks rebounded somewhat from their lows. The Series benefited from strong gains in the food and beverage industries, as well as strong results from all pharmaceutical holdings. The Series was held back by weak results from communications services, certain technology services, software, and basic materials.

WHICH PORTFOLIO HOLDINGS WERE POSITIVE PERFORMERS
FOR THE SERIES?

More specifically, our best performing stocks were Bestfoods (which is being acquired by Unilever), Johnson & Johnson, Pfizer Inc., Merck & Co. and Coca-Cola Company. Our worst performing stocks were AT&T Corp., Electronic Data Systems Corp. ("EDS"), Agilent Technologies, Inc. (a spin-off from Hewlett-Packard that represents a small weighting), Microsoft Corp. and PPG Industries Inc. We believe that AT&T is in the transition phase of its business transformation and are inclined to give the management team led by Michael Armstrong more time to accomplish its goals. Despite its disappointing performance, we are confident about our Microsoft position and think that there are several scenarios that would be positive for shareholders. We are most concerned about EDS, which recently stumbled again despite the presence of new management. We are evaluating our options with regard to EDS, however we do not intend to experience a third stumble.

Our specific purchases during the period were Home Depot Inc., Gap Inc. and Cisco Systems Inc. We are attracted to Home Depot's business model of 23%-to-25% EPS growth, the new EXPO Design Centers, and an S&P relative price to earnings (P/E) ratio of 148% versus a target range of 130% to 210%. We like Gap because similar store sales comparisons are easing, management can get the company back on fashion trend, the online stores can tap the brands global potential, and the stock is cheap. We bought Cisco because the company is the leader in a rapidly-growing, important technology sector and the overall technology sell-off afforded us the opportunity to buy well below the 52-week high of $82.

WHAT DO YOU SEE HAPPENING IN THE MARKETS IN THE FUTURE?

Our view of the next five years is that earnings growth will be the engine that powers stock returns, because we are not counting on P/E expansion from today's levels. Based on this premise, over the last year and a half we have been increasing systematically the expected long-term earnings growth rate of the Series. Today, the anticipated growth rate is 15% to 16%, up from 12% to 13% two years ago. Importantly, this has been accomplished while retaining the consistency of earnings growth that is a key feature of Kayne Anderson portfolios. As we have indicated, a portfolio with underlying profits growing at a rate in the mid-teens provides a strong underpinning for long-term capital appreciation.

                                       KAYNE ANDERSON INVESTMENT MANAGEMENT, LLC

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2000

                                      1 YEAR       5.25%
                                      5 YEAR      19.74%
                 SINCE 10/4/1993 (INCEPTION)      16.95%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN

                                YEAR-TO-DATE       1.93%
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2000
(percentage of total net assets)

   1. Intel Corporation                                     5.9%
   2. Pfizer Inc.                                           5.3%
   3. Johnson & Johnson                                     5.1%
   4. American International Group, Inc.                    4.9%
   5. General Electric Company                              4.7%

TOP FIVE SECTORS AS OF JUNE 30, 2000
(percentage of total portfolio holdings)

   1. Technology                                           30.7%
   2. Health Care                                          17.2%
   3. Consumer Staples                                     16.0%
   4. Financial                                            14.6%
   5. Capital Goods                                         8.9%

                                  THE GCG TRUST
                              MANAGED GLOBAL SERIES

HOW DID THE SERIES PERFORM RELATIVE TO THE BENCHMARK?

For the six months ended June 30, the Managed Global Series (the "Series") returned (0.75)% versus (2.69)% for the Morgan Stanley Capital International
(MSCI) All Country World Free Index.

Capital Guardian Trust Company became Portfolio Manager on February 1, 2000. Total returns for the five months ended June 30 were 8.07% for the Series, and 2.86% for the MSCI All Country World Free Index.

WHAT WERE THE MAJOR MARKET TRENDS AFFECTING PERFORMANCE?

Equity markets began the second quarter on shaky ground, as the slide that began in mid-March continued through April. Late May marked a turning point as investors began leaving interest-rate-sensitive and old-economy stocks, and selectively returning to high-quality technology names. U.S. and European markets ended the quarter positively, posting strong results for June and paring their losses for the six-month period. However, Japanese stocks did not snap back as convincingly.

In the U.S. and Europe, strong economic news and an uptick in inflation prompted central banks to further tighten monetary policy. In the U.S., the Department of Justice's decision to split Microsoft Corp. and block the WorldCom/Sprint merger contributed to the equity market slump. However, many companies reported strong first-quarter earnings, which helped to stabilize markets. Nevertheless, the market punished companies that missed earnings estimates or gave warnings. Overall, the energy and healthcare sectors provided the best returns, while cyclical stocks crumbled.

WHAT WERE SOME OF THE SECTORS THAT INFLUENCED THE MARKET AND THE SERIES IN THE FIRST HALF OF 2000?

Hit especially hard during the quarter were Internet-related companies, many of which suffered as they were reevaluated for profitability. E-tailers bore the brunt of the Internet sell-off, and some were forced to close their doors as their once endless financing sources began to dry up and investors focused on their cash "burn rate". Elsewhere within the technology-media-telecom (TMT) sector, telecommunications equipment and computer chip manufacturers held up well. Cellular handset makers once again enjoyed volume growth as a result of worldwide demand. Rising handset sales, along with growth in other electronic products, gave support to companies that make chips and chip-making equipment.

Prior to the technology correction in March, we took advantage of the relative value found in consumer, food, and beverage stocks. Additionally, a first-quarter sell-off in U.K. bank stocks also presented a chance to rebalance the Series somewhat. Surprisingly, while we assumed it would take at least several quarters for the markets to realize the value in these companies, many saw good returns in the second quarter. Also beneficial to performance was our emphasis on high-quality TMT-names.

Our exposure to Japanese TMT companies hurt our overall performance. A major rebalancing of the Nikkei in April, which doubled the weighting of the information technology sector, lent some support to Japanese TMT names. However, many of these companies endured a significant correction through the remainder of the quarter.

WHAT IS THE  OUTLOOK FOR THE GLOBAL  EQUITY  MARKETS  AND THE  STRATEGY  FOR THE
SERIES?

With the strong comeback in many of the consumer and financial companies we favored, we are beginning to take profits in these sectors and looking at some more reasonable values in the TMT industries. Many good technology-related companies that were selling at high valuations early in the year became more reasonably priced in the second quarter, and we continue to look for opportunities among them.

We have taken profits in our semiconductor-related holdings, though we remain optimistic, as the industry continues to benefit from strong global demand. Another important theme in the Series is our continued emphasis on content providers. We do not know which of cable, wireless, or the Internet will emerge the winner in the battle to supply information to consumers; however, content will be at the nexus of all of them, and the cable and media stocks we hold all have viable content components.

                                                  CAPITAL GUARDIAN TRUST COMPANY

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2000

                                      1 YEAR      51.20%
                                      5 YEAR      23.94%
                SINCE 10/21/1992 (INCEPTION)      13.39%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN

                                YEAR-TO-DATE      (0.75)%
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2000
(percentage of total net assets)

   1. Nokia Oyj                                             2.5%
   2. AstraZeneca Group Plc                                 2.3%
   3. Vodafone AirTouch Plc                                 2.3%
   4. NECCorporation                                        1.6%
   5. Tokyo Electron Ltd.                                   1.6%

TOP FIVE COUNTRIES AS OF JUNE 30, 2000
(percentage of total portfolio holdings)

   1. United States                                        40.8%
   2. Japan                                                17.5%
   3. United Kingdom                                        8.4%
   4. France                                                4.0%
   5. Germany                                               4.0%

                                 THE GCG TRUST
                             LARGE CAP VALUE SERIES

HOW DID THE SERIES' PERFORM?

The Large Cap Value Series (the "Series") returned 6.90% from inception February 1, 2000 through June 30, 2000. The Standard & Poor's 500 Index returned 4.84% for the same period.

WHAT WERE THE MAJOR MARKET TRENDS AFFECTING PERFORMANCE?

The second quarter of 2000 started with the U.S. equity market continuing to slide, as investors increasingly became concerned about high stock valuations. In addition, strong economic news prompted the Federal Reserve to adopt an increasingly hawkish monetary policy. The Department of Justice also did its part to dampen the equity markets, both ruling that Microsoft should be split into two companies and blocking the WorldCom/Sprint merger. Many companies reported strong first-quarter earnings. This news helped stabilize the markets. Energy and healthcare companies fared well and established themselves as market leaders. However, Internet-related companies were hit especially hard during the quarter when investors began to reexamine them for profitability. E-tailers bore the brunt of the Internet sell-off, and some were forced to close their doors.

Late May marked a turning point. While investors continued to leave interest-rate-sensitive stocks in sectors such as materials and retailing, they began to return selectively to high-quality technology names. By June, economic data on employment, consumer spending, purchasing, and consumer price index confirmed some slowing, which gave the markets a lift. June also saw significant outperformance of growth stocks over value-oriented issues.

WHAT OTHER FACTORS ATTRIBUTED TO THE SERIES' PERFORMANCE?

Our underweighting in technology issues while emphasizing on high-quality names within the technology sector were helpful to the Series' performance amid the sell-off in the heavily technology-weighted NASDAQ. We have been encouraged that valuations for many technology-related companies have been knocked down to more reasonable levels. This gave us the opportunity to acquire names that we had liked but thought were too expensive. We have also augmented some existing positions on price weakness, and taken profits from others that have held up well, including some of our semiconductor-related stocks. We have continued to add to our holdings in out-of-favor defensive sectors, including beverage and food companies. Our overweighting in cable companies has hurt performance in recent months as technology-media-telecom (TMT) related stocks declined. Nonetheless, we are confident that these companies will do well over the long term.

WHAT IS YOUR OUTLOOK FOR THE MARKETS/SERIES?

Investors will be watching for signs that a slower economy may be having a negative impact on profitability as the third-quarter earnings season gets underway. With companies and sectors not moving in lockstep, research is critical in helping to identify outperformers. Many good technology-related companies that were selling at high valuations early in the year became more reasonably priced in the second quarter, and we continue to look for opportunities among them.

While we trimmed our semiconductor-related holdings, we remain optimistic. The industry is straining at capacity in the face of a surge in global demand, which should prove to be good news for semiconductor capital equipment and chip makers, but bad for handset and other device manufacturers who may face shortages because of their reliance on chip components.

                                                  CAPITAL GUARDIAN TRUST COMPANY

--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2000

                  SINCE 2/1/2000 (INCEPTION)       6.90%
--------------------------------------------------------------------------------

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2000
(percentage of total net assets)

   1. Pfizer, Inc.                                          2.8%
   2. AstraZeneca Group Plc, ADR                            2.5%
   3. Forest Laboratories, Inc.                             2.2%
   4. Guidant Corporation                                   1.8%
   5. Time Warner Inc.                                      1.8%

TOP FIVE SECTORS AS OF JUNE 30, 2000
(percentage of total portfolio holdings)

   1. Technology                                           20.1%
   2. Services                                             16.7%
   3. Health Care                                          11.7%
   4. Financial                                            10.4%
   5. Consumer Non-durables                                 9.9%

                                  THE GCG TRUST
                                 ALL CAP SERIES

HOW HAS THE SERIES PERFORMED SINCE ITS INCEPTION?

Since its inception on February 1, 2000, the All Cap Series (the "Series") had a total return of 15.50% for the five months ended June 30, 2000. This compares to a total return of 5.07% for the Russell 3000 Index.

WHAT MAJOR MARKET TRENDS AFFECTED THE SERIES' POSITIVE PERFORMANCE?

The Series outperformance primarily was due to stock selection, particularly in the "old economy" companies. The Series' flexibility to find the best possible opportunities throughout the market came in handy, as we were able to significantly establish positions in long-term growth sectors like consumer and pharmaceuticals despite technology being the flavor of the day.

The equity markets over the first half of 2000 have incurred increased volatility. The technology-driven market enjoyed considerable momentum until March. This momentum came at the expense of the out-of-favor, old economy sectors including consumer stocks, financials and pharmaceuticals. By the middle of March, the tide had turned and the market rotated out of technology and into broader, undervalued sectors. Specifically, defensive sectors (energy, financials, healthcare and consumer staples) benefited as investors continued to worry about the Federal Reserve's reaction to inflationary pressures.

WHAT MATERIAL ASPECTS AFFECTED THE SERIES
DURING THE PERIOD?

Throughout the period, the Series added to its positions in the consumer staples, consumer cyclical and energy sectors. We remain overweight in old economy companies compared to new economy issuers. Many of our old economy companies, however, are transitioning their businesses by adapting new technologies and ways of doing business.

Our technology weightings still are underweight relative to the market, but we are adding to positions during the recent decline. Our energy holdings also paid off during the period, leading us to trim positions selectively. In healthcare, we added to some large-cap pharmaceutical positions. Lastly, the Series maintains diversified blend of growth and value as well as large and small/mid cap stocks.

WHAT ARE YOUR THOUGHTS ON THE FUTURE ECONOMIC ENVIRONMENT FOR THE SERIES?

The market has started to rotate out of the momentum sectors, including technology, telecommunications and biotechnology, producing significant profits for many of our positions. The market has broadened, as we expected, into a variety of sectors that have lagged. We expect many of these stocks to build on their gains, particularly the high quality companies. In the end, we believe that better quality companies will leverage off of the efficiencies generated by today's massive deployment of technology to gain market share and boost their growth rates. We believe these companies will be the ultimate winners in the New Economy, thereby potentially benefiting the Series.

                                         SALOMON BROTHERS ASSET MANAGEMENT, INC.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2000

                  SINCE 2/1/2000 (INCEPTION)      15.50%
--------------------------------------------------------------------------------

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2000
(percentage of total net assets)

   1. Safeway, Inc.                                         4.2%
   2. Nabisco Group Holdings Corporation                    3.3%
   3. Federated Department Stores, Inc.                     3.2%
   4. Costco Wholesale Corporation                          3.1%
   5. Hormel Foods Corporation                              2.8%

TOP FIVE SECTORS AS OF JUNE 30, 2000
(percentage of total portfolio holdings)

   1. Consumer Staples                                     25.4%
   2. Technology                                           13.5%
   3. Consumer Cyclicals                                   11.5%
   4. Communication Services                               11.1%
   5. Energy                                                9.1%

                                  THE GCG TRUST
                                 RESEARCH SERIES

DID THE SERIES OUTPERFORM ITS BENCHMARK
FOR THE SIX MONTHS ENDED JUNE 30, 2000?

For the six months ended June 30, 2000,the Research Series (the "Series") provided a total return of 6.13%. Over the same period, the Standard & Poor's 500 Index returned (0.43)% and the Russell Mid-Cap Index returned 5.12%.

WHAT INDUSTRIES INFLUENCED MOST THE SERIES' PERFORMANCE?

In this volatile environment, we've found opportunities in a wide range of areas, but some industries that recently have performed well for the Series are energy, insurance, and pharmaceuticals. In the energy sector, exploration and production companies such as Global Marine Inc. and Transocean Sedco Forex Inc., have rallied significantly due to the rebound in oil and natural gas prices. Higher prices have spurred demand for drilling services, resulting in strong revenue and earnings growth for many energy services companies. Despite a fairly long stretch of weak performance from insurance stocks such as Hartford Financial Services Group, Inc., we held on to these companies because we believed in their long-term prospects and the possibility of consolidation in the industry. Recently, we've seen an increase in merger and acquisition activity in the insurance group, which has boosted the performance of these holdings. In the first quarter of 2000, we took advantage of weakness in pharmaceutical stocks to increase our holdings in what we believe are top-notch companies with strong track records, such as Pharmacia Corp., American Home Products Corp., and Bristol-Myers Squibb Co. Some of these stocks have come back strong in the second quarter, and we believe they still offer attractive growth prospects.

We also significantly increased the Series' exposure to wireless communications companies recently. A few years ago, we found that roughly 3% of worldwide communications were handled over wireless networks. But our research shows that now the percentage has mushroomed to double-digits, and we believe similar growth lies ahead. We expect revenue growth for many wireless companies to rise 25% to 50% per year, and international revenues could be even higher. Given our outlook for dramatic growth in this industry, we like the risk/reward profile of these stocks.

In other areas, despite what we think may be a somewhat less robust environment for consumer spending, we like companies such as CVS Corp. and Safeway Inc. because they're noncyclical. People always have to buy prescriptions, household products, and groceries, even if the economy slows. We also think these are two of the best-run companies in their respective industries. Additionally, we've increased our positions in Intel Corp. and EMC Corp. because we see demand for their products and services accelerating, we feel their fundamental business prospects have been strong, and ultimately we believe they can maintain their leadership positions in their markets.

WHAT CONDITIONS WILL INFLUENCE THE MARKETS THROUGH 2000?

Looking forward, a key question for investors is whether the Federal Reserve Board will be able to negotiate a so-called soft landing -- increasing interest rates just enough to cool inflation and promote moderate economic growth -- or whether there will be a more destructive outcome, with a recession and bear market. We continue to lean toward the optimistic view for a number of reasons. First, a pickup in productivity typically is what allows the U.S. economy to expand without inflation, accompanied with strong corporate earnings and rising real wages. Because technology spending remains so strong, we believe that U.S. productivity will continue to grow rapidly.

                                        MASSACHUSETTS FINANCIAL SERVICES COMPANY

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2000

                                      1 YEAR      20.62%
                 SINCE 8/14/1998 (INCEPTION)      24.56%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN

                                YEAR-TO-DATE       6.13%
--------------------------------------------------------------------------------

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2000
(percentage of total net assets)

   1. Intel Corporation                                     4.0%
   2. Cisco Systems, Inc.                                   3.1%
   3. Sun Microsystems, Inc.                                2.6%
   4. General Electric Company                              2.6%
   5. Tyco International Ltd.                               2.5%

TOP FIVE SECTORS AS OF JUNE 30, 2000
(percentage of total portfolio holdings)

   1. Technology                                           38.2%
   2. Utilities & Communications                           10.4%
   3. Financial Services                                    9.9%
   4. Energy                                                9.6%
   5. Health Care                                           7.8%

                                  THE GCG TRUST
                           CAPITAL APPRECIATION SERIES

HOW WAS THE SERIES PERFORMANCE DURING
THE FIRST SIX MONTHS OF THE YEAR?

The Capital Appreciation Series (the "Series") had a total return of (0.70)% for the six months ended June 30, 2000. This compares to a return of (0.43)% for the Standard & Poor's 500 Index for the same time period.

WHAT MARKET CONDITIONS CONTRIBUTED
TO THE SERIES' PERFORMANCE?

The first quarter of 2000 continued many of 1999's trends -- interest rates rose, the market remained narrow and technology stocks retained their dominance. As the U.S. economy reached its longest expansion in history in February, Federal Reserve Board (the "Fed") Chairman Alan Greenspan continued to raise concerns that this boom may lead to inflation. Since then, the Fed increased rates in two quarter-point moves, keeping the markets volatile throughout.

A variety of factors combined during the second quarter to shake investor confidence and contribute to market volatility. Volatility was most pronounced among high-flying technology stocks that saw their values decline sharply in March and April. Many investors traded their high-tech holdings for more traditional, value-oriented stocks that seemed to offer greater safety; other investors simply moved to cash as they waited to see whether or not the Fed would continue its year-long series of interest rate increases. In May, the Fed raised the federal funds rate again to 6.50%, its highest level in nine years. Since June 1999, the Fed has increased interest rates six times for a total of 150 basis points (1.50)% in a pre-emptive effort to keep inflation in check.

WHAT SECTORS WERE A FOCUS OF THE SERIES DURING THE PERIOD?

While market volatility hurt the Series' short-term performance, we maintained our investment strategy, focusing on companies with earnings growth that are selling at reasonable prices. Market dips offered good buying opportunities for the Series. The Series favored technology, media and telecommunications stocks, commonly dubbed TMTs. These included holdings in the broadcasting, communications equipment, computer hardware, semiconductor and cellular phone industries. The Series' other holdings included stocks in the retail, investment banking and manufacturing sectors.

WHAT IS YOUR OUTLOOK FOR THE ECONOMY?

The near-term outlook for stocks could depend to a large extent on the Fed's ability to bring the economy to a "soft landing." There are signs that the economy could be slowing. Consequently, the Fed may soon wind down its tightening cycle. At its June meeting, the Fed did not change rates. If the Fed succeeds in slowing economic growth to a more sustainable rate and keeping inflation under control, it could prolong the current record economic expansion. Such an environment could prove favorable for stocks.

                                                  A I M CAPITAL MANAGEMENT, INC.
--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2000

                                      1 YEAR      12.68%
                                      5 YEAR      19.23%
                  SINCE 5/4/1992 (INCEPTION)      15.88%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN

                                YEAR-TO-DATE      (0.70)%
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2000
(percentage of total net assets)
   1. Comcast Corporation, Special Class A                  6.1%
   2. Nextel Communications, Inc., Class A                  5.5%
   3. Nokia Oyj, ADR                                        5.4%
   4. Target Corporation                                    4.2%
   5. Cox Communications, Inc., Class A                     4.1%

TOP FIVE SECTORS AS OF JUNE 30, 2000
(percentage of total portfolio holdings)
   1. Technology                                           36.9%
   2. Consumer Staples                                     17.7%
   3. Financials                                           13.2%
   4. Consumer Cyclicals                                   11.7%
   5. Health Care                                           6.4%

                                  THE GCG TRUST
                              CAPITAL GROWTH SERIES

HOW DID THE SERIES PERFORM VERSUS ITS BENCHMARK
DURING THE PERIOD?

The Capital Growth Series (the "Series") had a total return of (8.15)% for the six months ended June 30, 2000. During the same time period, the Standard & Poor's Mid-Cap 400 (the "S&P Mid-Cap") Index had a return of 8.97%. The underperformance relative to the S&P Mid-Cap is primarily attributable to our underweighting in small and mid-cap technology names and our overweighting in telecommunications stocks.

WHAT MARKET CONDITIONS ATTRIBUTED
TO THIS UNDERPERFORMANCE?

Equity markets remained volatile in the first half of 2000. The January through early March period featured especially strong performance of extremely expensive technology stocks with companies often being valued at huge multiples of sales. These stocks rose almost like rockets with no attention to valuation or common sense. From early March through May many of these high flyers collapsed with declines in many cases exceeding 50% in this two-month period. The Series had essentially no exposure to the ultra high P/E tech names, but their volatility did affect relative performance.

On a more positive note, it would appear that the Federal Reserve Board (the "Fed") rate increases nearly are finished -- with perhaps one more increase later in the year. With the Fed in a more neutral mode, markets should be stronger and more broad-based, a situation that should help our investment style of using more mid-cap, growth-oriented names. Inflation remains low and interest rates therefore should be flat to down slightly for the rest of the year. Lastly, it may be that the technology mania that propelled a number of mid-cap names to extraordinarily high valuations has slowed. If so, this suggests a broader, more rational market where our approach of aggressive growth at a reasonable price should show substantial success.

WHAT IS THE SERIES' SECTOR FOCUS?

The Series is very heavily weighted in telecommunications and financial services stocks. In Telecom, we have focused on wireless service providers such as Millicom International Cellular S.A., Telephone and Data Systems, Inc., and U.S. Cellular Corp. Private transaction for wireless properties have recently shown large increases in value, and these particular companies are showing rapid rates of subscriber and cash flow growth. Tangentially, cable related holdings such as Scientific Atlanta, UnitedGlobalCom Inc. and NTL Inc. are major portfolio holdings. Cable and telephony are becoming increasingly related and these holdings should benefit from this trend. Financial stocks are the second major area of interest. Demographic trends continue to favor growth in this sector and many rapidly growing companies are available at relatively low P/E ratios. Legg Mason Inc., a rapidly growing regional brokerage and money management firm, and Associates First Capital Corp., a specialty finance company, are large holdings in the portfolio.

A third important area is the Series' large holdings in consumer related stocks, particularly those with a leisure time orientation. Airline stocks such as Continental Airlines Inc. and Northwest Airlines Corp. are experiencing all-time high load factors and improving earnings. Additionally, holdings such as Park Place Entertainment, a Las Vegas-based gaming company, offer strong growth prospects.

During the first half of 2000, our larger purchases included UnitedGlobalCom Inc., a major provider of cable television services; Carnival Corp., a cruise ship company which we believe has excellent growth prospects; and Millicom International Cellular S.A., a wireless service provider with extremely rapid growth combined with low valuation.

On the sell side, we took some profits in Clearnet Communications Inc. and Human
Genome   Sciences  Inc.,   although  we  did  not  eliminate   either   holding.
Additionally, we eliminated Viatel, Voicestream, Ceridian and Radian Group.

WHAT IS YOUR OUTLOOK FOR THE ECONOMY?

We continue to see an economy with low inflation and reasonable profit growth. As mentioned in the market review, the Federal Reserve Board tightening process is nearing its end and this should provide a more benign, perhaps less volatile environment for stocks. We believe the Series is well positioned with holdings in companies with excellent projected growth rates along with reasonable valuations.

                                               ALLIANCE CAPITAL MANAGEMENT, L.P.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2000

                                      1 YEAR       4.48%
                 SINCE 8/14/1998 (INCEPTION)      13.61%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN

                                YEAR-TO-DATE      (8.15)%
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2000
(percentage of total net assets)

   1. Continental Airlines Inc., Class B                    5.1%
   2. Scientific-Atlanta, Inc.                              4.7%
   3. NTL, Inc.                                             4.1%
   4. Legg Mason, Inc.                                      3.9%
   5. Millicom International Cellular S.A.                  3.8%

TOP FIVE SECTORS AS OF JUNE 30, 2000
(percentage of total portfolio holdings)

   1. Consumer Services                                    31.0%
   2. Technology                                           17.6%
   3. Utilities                                            17.5%
   4. Financial                                            14.9%
   5. Health Care                                           5.6%

                                  THE GCG TRUST
                             STRATEGIC EQUITY SERIES

HOW DID THE SERIES PERFORM DURING THE PERIOD?

The Strategic Equity Series (the "Series") maintained a steady performance in the second quarter of 2000, and, in spite of market volatility, returned 11.08% year-to-date through June 30, 2000. The Series' benchmark, the Russell Mid-Cap Growth Index, posted a return of 12.15%. The Russell 2000 Index had a return of 3.04% and the Russell Mid-Cap Index had a return of 5.12% during the same period.

WHAT FACTORS ATTRIBUTED TO YOUR POSITIVE PERFORMANCE?

During the first quarter 2000, the Series' strong performance came despite concern over rising interest rates that drove a volatile market throughout the quarter. The Dow Jones Industrial Average dropped below 10,000 for the first time in a year only to rebound to 11,000 a few weeks later, while the equally erratic NASDAQ index roared past 5,000 for the first time in March on the continued strength of technology and Internet-related issues. During this period, two key weightings and dramatic outperformance of the mid-cap universe relative to large-cap stocks positively affected the Series. Technology, media and telecommunication stocks continued to post strong performance, and the Series responded by increasing its exposure to 55% of assets. In response to the recent dramatic increases in world oil and natural gas prices, the Series maintained an overweight position in the revitalized energy sector relative to its index.

Coming off the high run-up in small- and mid-cap growth stocks of the first quarter, the second quarter saw a significant downturn in those two sectors. Investors struggled with higher interest rates and some indications of a slowing economy. By and large, the market's performance year-to-date reflects seasonal patterns of past years, with the second-quarter downturn appearing dramatic mainly in comparison to the first-quarter's outperformance. Two sectors in particular affected the Series performance in the second quarter -- one negatively, one positively. On the down side, technology had the largest effect on the portfolio -- again, due to high market volatility and investor skittishness regarding economic growth and interest rates. On the upside, the Series' overweighting in the energy sector was the biggest contributor to positive performance in the quarter, with that sector being up 10.5%. The Series was weighted roughly 10% more than its index in energy, which helped offset technology's underperformance. The Series reduced energy assets toward the end of the quarter, but continued the overweighted position relative to the index on expectations of continued strength of the sector's fundamentals.

WHAT IS YOUR OUTLOOK FOR THE SHORT-TERM?

The third quarter of 2000 will likely see typical seasonal market patterns -- including the possibility of a moderate trending up in the technology sector. With trading beginning to level off and volatility to wane as the second quarter closed, we will take the opportunity to upgrade the Series by culling stocks whose fundamentals no longer support their presence in the Series. Analysts anticipate lower or at least static interest rates through the rest of the summer, which, added to continued low inflation, could presage a Goldilocks period (i.e., growth that is neither too strong nor too weak). We continue to look for opportunities in the small- and mid-cap sectors that fit the Series' discipline -- including health care stocks and financials, in which the Series may increase its weighting if earnings growth in those sectors remains favorable.

                                                  A I M CAPITAL MANAGEMENT, INC.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2000

                                      1 YEAR      57.57%
                 SINCE 10/2/1995 (INCEPTION)      22.13%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN

                                YEAR-TO-DATE      11.08%
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2000
(percentage of total net assets)

   1. ADCTelecommunications, Inc.                           1.7%
   2. Newport Corporation                                   1.7%
   3. Coherent, Inc.                                        1.3%
   4. Veeco Instruments, Inc.                               1.2%
   5. Scientific-Atlanta, Inc.                              1.2%

TOP FIVE SECTORS AS OF JUNE 30, 2000
(percentage of total portfolio holdings)

   1. Technology                                           46.2%
   2. Energy                                               12.9%
   3. Consumer Cyclicals                                    9.2%
   4. Health Care                                           8.2%
   5. Consumer Goods                                        8.1%

                                  THE GCG TRUST
                              MID-CAP GROWTH SERIES

DID THE SERIES OUTPERFORM ITS BENCHMARK
FOR THE SIX MONTHS ENDED JUNE 30, 2000?

For the six months ended June 30, 2000, the Mid-Cap Growth Series (the "Series") provided a total return of 23.15%. Over the same period, the Russell Mid-Cap Index returned 5.12% and the Russell 2000 Index returned 3.04%.

WHAT STRATEGIES/MARKET SECTORS WERE MOST RESPONSIBLE FOR THE SERIES' STRONG INVESTMENT RESULTS?

In the midst of last year's technology stock rally, we shifted a large part of the Series' assets out of technology and into other areas. We think that decision was a major factor in the Series performance despite recent market volatility. In March and April of 2000, many technology stocks corrected dramatically from their high valuations, but the Series was spared a large part of that sell-off. More recently, we have taken advantage of the market correction to add to positions in companies that our research has determined are more reasonably valued.

We think that one of the keys to making money in stock investing is being early; that is, looking for industries that are changing and trying to identify as early as possible who the winners will be. Our positions in several deep-water oil drilling companies offer an example. Deep-water drilling rigs are floating cities that are oil companies' most cost-effective sources of new energy. A small number of companies control the business worldwide, leasing the rigs to oil companies. We have been following the drilling companies since the plummeting price of oil brought drilling to a screeching halt in late 1998. Our hope was to invest early in those companies we felt were best positioned to capitalize on a cyclical resurgence of the business. We began making significant investments in drilling companies in the fourth quarter of 1999. Our investments in three of the major drilling companies, Transocean Sedco Forex Inc., Diamond Offshore Drilling Inc., and Noble Drilling Corp., have since contributed strongly to Series returns.

Another area we have researched that we find attractive is a group of firms enabling business transactions on the Internet. Companies such as VeriSign Inc., RSA Security Inc., and CheckPoint Systems Inc. are providing services such as security, authentication, and authorization that we believe will be essential to making the Internet a reliable medium for conducting business. We believe their customer bases could eventually number in the tens of millions and that, long term, these firms have the potential to become tremendously profitable.

Natural gas, an area dominated by a supply/demand imbalance, is an energy story related to oil drilling. According to our research, demand for gas has been growing faster than that for any other form of energy, in part because new electric utilities are almost entirely gas fired. Gas-drilling activity, however, declined around 1998 along with oil exploration. Our industry analyst concluded late last year that this would lead to higher prices. In fact, price increases this year have exceeded our expectations, benefiting gas exploration and production companies such as Newfield Exploration Co. and EOG Resources Inc.

WHAT SECTORS LOOK ATTRACTIVE FOR THE REMAINDER OF 2000?

Looking to the period ahead, areas in which we currently see opportunity include technology, business services, and energy. In the technology sector, data storage companies such as Emulex Corp. and Seagate Technology Inc. are examples of companies that we feel remain at reasonable valuations and offer the prospect of strong performance. We will, however, continue to avoid those areas of technology where we feel that high valuations cannot be justified by projected earnings.

                                        MASSACHUSETTS FINANCIAL SERVICES COMPANY

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2000

                                      1 YEAR      81.83%
                 SINCE 8/14/1998 (INCEPTION)      65.03%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN

                                YEAR-TO-DATE      23.15%
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2000
(percentage of total net assets)

   1. VeriSign, Inc.                                        5.7%
   2. United Therapeutics Corporation                       4.7%
   3. VISX, Inc.                                            4.1%
   4. The Kroger Company                                    3.6%
   5. Noble Drilling Corporation                            3.5%

TOP FIVE SECTORS AS OF JUNE 30, 2000
(percentage of total portfolio holdings)

   1. Technology                                           29.7%
   2. Energy                                               22.0%
   3. Health Care                                          15.2%
   4. Business Services                                    10.7%
   5. Retailing                                             5.8%

                                  THE GCG TRUST
                                SMALL CAP SERIES

HOW DID THE SERIES PERFORM RELATIVE TO ITS BENCHMARK?

The Small Cap Series (the "Series") had a total return of 6.87% for the year-to-date ended June 30, 2000. The Russell 2000 Index returned 3.04% for the same period.

Capital Guardian Trust Company became Portfolio Manager on February 1, 2000; total returns for the five months ended June 30 were 5.30%, 4.72% for the Russell 2000 Index.

WHAT WERE THE MAJOR MARKET TRENDS AFFECTING PERFORMANCE?

Small-cap stocks were especially volatile through the first half of the year, with healthcare, biotechnology, and semiconductor sectors experiencing high volatility. From a year-to-date peak on March 9 to its April 14 low, the Russell 2000 Index declined more than 25%. But strong performance in June mitigated April and May's weak returns. Year-to-date, small-cap stocks are still in positive territory compared to large-cap stocks, which are negative for the year. While growth-oriented small-cap stocks were the big winners in 1999, thus far the picture has been more mixed and value stocks have been more resilient.

For the quarter, energy-related stocks were up 12.8% due to extremely high oil prices amid continued good global demand. Healthcare stocks also had a good showing, as an improving regulatory outlook for the hospital industry helped the entire sector to advance. While both financial services and consumer non-cyclical stocks posted modest gains over the second quarter, both groups are still down for the year, continuing a long period of underperformance. TMT (technology-media-telecom) stocks fell about 15% overall while Internet-related stocks in the Russell 2000 Index posted big gains in June but not enough to overcome earlier declines, falling 27.4%.

WHAT WAS THE SERIES' ASSET ALLOCATION IN THE FIRST SIX MONTHS OF THE YEAR?

The Small Cap Series remains somewhat biased toward growth stocks. After trimming positions due to extended valuations in February and March, we were significant buyers of TMT shares during periods of weakness. In particular, we were buyers of high-quality Internet stocks, namely those companies with real franchises, sustainable business models, good balance sheets and compelling valuations. Currently, we have overweight positions in semiconductor capital equipment manufacturers, chip makers, software, telecommunications equipment, and media. Conversely, we continue to be underweight in financials, REITs, and electric utilities, areas in which we see poor-to-eroding fundamentals and deceptively cheap valuations or value traps. Nonetheless, overall good stock selection, even in unattractive sectors, has contributed to better-than-index returns for the Series.

WHAT IS THE OUTLOOK FOR SMALL-CAP STOCKS?

Small-cap stocks as an asset class remain extremely attractive. On average, companies in the Russell 2000 have twice the earnings growth rate and comparatively better earnings quality, yet they sell at a large discount to the Standard & Poor's 500 Index. Perhaps most intriguing, small-cap companies look increasingly attractive on a theoretical leverage buyout (LBO) basis, meaning that strong cash-on-cash business returns are at odds with the large gap between public and private market valuations. These discrepancies are likely to lead to a new era of LBOs and management buyouts to unlock value, and shareowners of small-cap stocks could be major beneficiaries. Additionally, the rebalancing of the Russell 2000 Index on June 30, 2000 has resulted in a higher level of earnings growth rate of the reconstituted index, as several large companies leave the index and smaller, faster-growing companies replace them. This fact is likely to highlight the significant relative undervaluation of the asset class. Moreover, renewed interest in initial public offerings, after many companies had postponed offerings earlier this year, suggests that the market is prepared to be more discriminating, and well-run smaller companies can still access the capital markets to grow and prosper.

                                                  CAPITAL GUARDIAN TRUST COMPANY

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2000

                                      1 YEAR      37.46%
                  SINCE 1/3/1996 (INCEPTION)      23.50%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN

                                YEAR-TO-DATE       6.87%
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2000
(percentage of total net assets)

   1. Power-One, Inc.                                       2.5%
   2. LTXCorporation                                        2.1%
   3. Silicon Valley Bancshares                             1.6%
   4. Atlantic Coast Airline Holdings, Inc.                 1.3%
   5. Aspect Communications Corporation                     1.2%

TOP FIVE SECTORS AS OF JUNE 30, 2000
(percentage of total portfolio holdings)

   1. Technology                                           28.0%
   2. Services                                             23.6%
   3. Health Care                                          10.9%
   4. Financial                                             6.0%
   5. Consumer Durables                                     4.2%

                                  THE GCG TRUST
                                  GROWTH SERIES

HOW WELL DID THE SERIES PERFORM IN THE FIRST HALF OF 2000?

The Growth Series (the "Series") had a total return of (3.27)% for the six months ended June 30, 2000. The Standard & Poor's 500 (the "S&P 500") Index returned (0.43)% during the same period.

WHAT WERE THE MAJOR MARKET TRENDS AFFECTING THE SERIES' PERFORMANCE?

The first several months of the year saw a continuation of many of the same trends that made 1999 so successful, allowing fast-growing sectors like semiconductors and electronics to continue their leadership of the market and enabling the tech-heavy NASDAQ Composite Index to trade higher despite periods of substantial volatility. By March, however, the mood had changed. Continued uncertainty about the direction of interest rates and a belief among some investors that valuations in selected segments of the market had been stretched to extremes forced a sharp sell-off that erased virtually all of the technology sector's gains.

The Series followed a similar path, performing well early in the period and then struggling as the market retreated during the spring. We responded to this challenging environment by focusing the Series even more closely on well-managed companies with strong franchises and outstanding fundamentals. Still, a number of our holdings declined with the market during the last half of the period, causing us to underperform modestly the S&P 500 Index.

Notable disappointments included Amazon.com Inc. The company suffered alongside other Internet retailers after several of the industry's most visible players reported slower revenue growth than investors had hoped, adding urgency to a general shift in sentiment that already was pressuring the sector. While we have pared back our exposure somewhat, Amazon's continuing efforts to diversify its product line and expand its global reach encourages us . We believe the company will show a great deal of progress on the earnings front in the coming year and still are enthusiastic about its longer-term prospects.

On the positive side, energy innovator Enron Corp. gained substantially. The company's core wholesale commodities and electricity businesses continued to show robust growth as the rapid expansion and deregulation of energy markets worldwide supported a 36% increase in operating earnings during 1999. Meanwhile, Enron's energy services outsourcing business is poised to become solidly profitable in 2000 after several years of heavy investment by the company. Other strong performers included computer storage leader EMC Corp., which gained substantially despite a difficult environment for technology shares in general. EMC's leadership in virtually all categories of the enterprise storage market has allowed it to participate in the explosive growth of the Internet by providing the systems necessary to meet the massive increase in storage needs implied by the rise of e-commerce and other Web-based business.

Medical device manufacturer Medtronic Inc. rounded out our list of standouts. Sales of the company's cardiac stents and heart rhythm management devices remained brisk, supporting a 25% growth in revenue and a 30% increase in net income during its recently-completed fiscal fourth quarter. Investors responded to the outstanding results by bidding the company's shares higher.

WHAT IS YOUR ECONOMIC OUTLOOK FOR THE REMAINDER OF 2000?

Looking forward, a deceleration of the U.S. economy and a more certain interest rate picture could create a better environment for stocks during the second half of the year. In any case, we will continue to do what we've always done -- looking hard for companies with great fundamentals and outstanding prospects for future growth.

                                                       JANUS CAPITAL CORPORATION

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2000

                                      1 YEAR      41.57%
                 SINCE 8/14/1998 (INCEPTION)      43.69%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN

                                YEAR-TO-DATE      (3.27)%
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2000
(percentage of total net assets)

   1. Nokia Oyj, ADR                                        9.0%
   2. Enron Corporation                                     4.6%
   3. AT&T Corp.-- Liberty Media Group, Class A             3.9%
   4. Time Warner Inc.                                      3.2%
   5. EMCCorporation                                        2.1%

TOP FIVE SECTORS AS OF JUNE 30, 2000
(percentage of total portfolio holdings)

   1. Technology                                           59.6%
   2. Consumer Cyclicals                                   22.2%
   3. Energy                                                5.7%
   4. Financials                                            4.5%
   5. Consumer Non-Cyclical                                 3.2%

                                  THE GCG TRUST
                               REAL ESTATE SERIES

HOW DID THE SERIES PERFORM?

The Real Estate Series (the "Series") has a total return of 15.84% for the six months ended June 30, 2000. The Wilshire Real Estate Securities Index had a total return of 15.21% for the same period.

The Prudential Investment Corp. became Portfolio Manager on May 1, 2000; total returns for the two month period ended June 30 were 5.33% for the Series and 4.61% for the Wilshire Real Estate Securities Index.

WHAT WERE THE MAJOR MARKET TRENDS AFFECTING THE SERIES' PERFORMANCE?

Several factors contributed to the Series outperformance verses its benchmark in the first half of 2000. First, as with many sectors over the past two years, real estate securities simply were oversold in the investor rush to technology stocks -- in particular Internet stocks -- during the second half of 1999. It was time for a rebound in the share prices, which were selling at an average discount to net asset value (NAV) of 20% at year-end 1999. Secondly, with the pullback and volatility of the stock market, the stability and dividend income from real estate securities have been attractive to investors. Thirdly, real estate fundamentals continue to be sound with supply and demand in equilibrium nationwide. Without non-economic incentives or lax financing standards, new construction has been undertaken with little speculative space. National vacancy rates remain low and rental growth has been at or above inflation.

WHAT OTHER FACTORS ATTRIBUTED TO THE SERIES' PERFORMANCE VERSUS THE BENCHMARK?

The positive results were primarily the result of overweighting the Series with office real estate securities, especially companies that had a larger exposure to the high barrier to entry markets such as Boston Properties, Inc., Spieker Properties, Inc., and CarrAmerica Realty Corp. The Series also had a strong contribution from its investment in hotel owner/operator Starwood Hotels & Resorts. Lodging stocks in general had been oversold by investors concerned about potential overbuilding in the hotel industry and the negative effects of a slowing economy. Through the first half of the year, lodging statistics have been extremely strong and the stocks have rebounded nicely. On the negative side, the two areas that underperformed for the Series were manufactured home REITs and specialty finance REITs. The manufactured home REITs are experiencing steady internal growth of approximately 5%, however there is little opportunity for external growth.

WHAT IS THE OUTLOOK FOR THE SERIES AND HOW IS IT POSITIONED FOR THE SECOND HALF OF 2000?

We expect real estate fundamentals to remain positive through 2001, especially for the office/industrial and multifamily real estate securities. In the office/industrial sector, the explosive rental growth in markets such as San Francisco, Boston and New York promise good imbedded growth over the next 18-24 months. In addition, the tight labor market has made real estate pricing much more elastic. To retain employees, companies must locate in employer-friendly locations and provide a high level of amenities. These underlying dynamics should continue to push earnings higher.

In the multifamily sector, there is two trends pushing positive results. One is higher interest rates which typically slow down home buying activity. The second trend is the aging of baby boomers and more individuals entering the 21-35 year old cohort. This age group is the most likely to rent. We also anticipate that many companies will continue to grow revenue through providing more tenant services.

We will continue to underweight the retail real estate sector. While e-commerce is proving that it will not make traditional brick-and-mortar retail obsolete, we are seeing a slowdown in consumer spending, a modest uptick in retail bankruptcies, and store closings by several major retailers. Within the retail sector, we continue to emphasize the mall owners over the shopping center owners. We see better long-term earnings growth at this time from the malls than the traditional shopping centers.
                                           THE PRUDENTIAL INVESTMENT CORPORATION

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2000

                                      1 YEAR       6.34%
                                      5 YEAR      12.35%
                                     10 YEAR      11.71%
                 SINCE 1/24/1989 (INCEPTION)       9.37%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN

                                YEAR-TO-DATE      15.84%
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2000
(percentage of total net assets)

   1. Equity Office Properties Trust                        6.6%
   2. Vornado Realty Trust                                  4.6%
   3. Equity Residential Properties Trust                   4.5%
   4. Apartment Investment & Management Company             4.5%
   5. Spieker Properties, Inc.                              4.3%

TOP FIVE SECTORS AS OF JUNE 30, 2000
(percentage of total portfolio holdings)

   1. Diversified                                          22.3%
   2. Apartments                                           22.2%
   3. Office                                               18.0%
   4. Retail                                               12.9%
   5. Industrial                                            8.8%

                                  THE GCG TRUST
                               HARD ASSETS SERIES

HOW WELL DID THE SERIES PERFORM AGAINST
THE BENCHMARKS DURING THE PERIOD?

The Hard Assets Series (the "Series") generated a return of (6.29)% for the six months ended June 30, 2000. For the same period, the Standard & Poor's 500 Index returned (0.43)% and the Russell 2000 Index returned 3.04%.

WHAT SECTORS HAD THE GREATEST INFLUENCE
ON THE PERFORMANCE OF THE SERIES?

At the beginning of the period, the base and precious metals sectors rallied due to improved sentiment and rising prices. Within the base metals sector, aluminum and nickel prices peaked in January which was reflected positively in the Series' base metal companies. Examples included Alcoa Inc., Rio Tinto Ltd., and Acerinox S.A. Following the increase in interest rates internationally and a consensus concern of a hard landing, the metal stocks retraced their gains during the latter half of the first quarter.

However, the platinum group metals (PGM) prices have maintained an upward trend from January due to strong demand from automobile manufacturers in Europe and the United States, and a report that Russian supply was delayed by bureaucratic hold-ups. This had a positive impact on stock prices. The Series was well positioned in these stocks.

The softs commodity sector experienced its height in commodity price appreciation at the beginning of January. However, like the base metals sector, pulp & paper share prices have fallen, despite the fact that pulp and newsprint prices have continued to trend upward.

The energy sector, where the Series held its largest exposure, experienced a sell-off in early January and February when the sector fell around 13 percent as investors around the world sold resources stocks. However a squeeze in global petroleum inventories and oil prices at $30 per barrel resulted in the energy sector rising 9.6% during March, while companies reported and are forecast to report record earnings. While OPEC announced it would increase production by 1.5m barrels per day during March, the West Texas Intermediate crude oil price remained solidly above US$25 a barrel.

WHAT WERE THE MAJOR MARKET TRENDS AFFECTING THE SERIES' PERFORMANCE?

During the last 6 months, investors' appetite for risk has declined amid uncertainty about U.S. growth rates and interest rates. However the surge in oil prices during March and into the second quarter has resulted in increasingly attractive valuations in the energy sector as consensus upgrades forecast oil and gas prices. This saw strong buying in the exploration, production, and oil service sectors.

During the second quarter, the investment strategy shifted emphasis to overweight the energy sector focusing on growth stocks that also had strong exposure to gas production in North America. The Series increased the weighting of the Platinum Group Metals on the back of continued strength in demand and a consensus view that the U.S. economy would have a soft landing.

WHAT IS YOUR OUTLOOK FOR THE COMMODITIES MARKETS?

With 4.4 percent global GDP growth forecasted for this year, the economic outlook for commodities remain favorable. Within base-metals LME inventories continue to fall, global oil inventories remain tight, and the price of oil is still trading at around $30 per barrel. However, OPEC will probably try to increase production to achieve a lower oil price of around $25 per barrel. But the U.S. is threatened by a potential energy problem. Demand for gas has risen strongly, prices are well above US$4 Mcf and are expected to remain at these levels due to low inventories that must be built for the winter. It is expected the Series will continue to increase its exposure to energy, especially towards North American companies that are biased toward gas production. Furthermore, the Series has increased the weighting toward oil servicing companies. With oil companies having strong cash flows, we expect that there will be a significant increase in the level of exploration activity. Also, enormous cash flows will allow companies to buy back stock and cancel debt. The macro environment has not looked so attractive for over a decade.

                                         BARING INTERNATIONAL INVESTMENT LIMITED

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2000

                                      1 YEAR      (4.66)%
                                      5 YEAR       4.41%
                                     10 YEAR       5.60%
                 SINCE 1/24/1989 (INCEPTION)       5.76%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN

                                YEAR-TO-DATE      (6.29)%
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2000
(percentage of total net assets)

   1. Exxon Mobil Corporation                               9.3%
   2. Shell Transport & Trading Company Plc                 6.6%
   3. Suncor Energy, Inc.                                   5.7%
   4. BPAmoco Plc, ADR                                      5.7%
   5. Imperial Oil, Ltd.                                    4.9%

TOP FIVE SECTORS AS OF JUNE 30, 2000
(percentage of total portfolio holdings)

   1. Integrated Oil                                       37.3%
   2. Exploration/Production Oil                           33.0%
   3. Ferrous/Non-ferrous Metals                           12.3%
   4. Precious Metals                                       7.3%
   5. Other Basic Materials                                 5.2%

                                  THE GCG TRUST
                             DEVELOPING WORLD SERIES

HOW DID THE SERIES PERFORM AGAINST ITS BENCHMARK
FOR THE PERIOD?

The Developing World Series (the "Series") returned (8.22)% for the six months ended June 30, 2000. The Morgan Stanley Capital International Emerging Markets Free (the "MSCI EMF") Index returned (7.99)% the same period.

WHAT WERE THE MAJOR MARKET TRENDS AFFECTING THE SERIES' PERFORMANCE?

The positive performance has come from asset allocation. The major positive contributor to performance has been the continued focus of the portfolio in North Asia rather than the Asian markets in the Asia Pacific region. We have been most positive about Taiwan and China. In Taiwan, the economic background remains favorable. This was helped by the strong growth in exports continuing with the May data showing year-on-year growth of 20%. Elsewhere, we have added value by maintaining our negative view on Greece. At the stock level, the strategy to be overweight the telecom and technology sectors hurt performance during the March-to-May period, but some recovery took place in June. We remain confident that we have identified companies in these sectors with solid fundamentals and cash flow that had been overbought during the first quarter euphoria, but will attract investors because of the sustainability of their business models in contrast to other companies in these sectors.

During the last four months, investors' appetite for risk has declined amid uncertainty about U.S. growth rates and interest rates. Emerging markets have suffered due to their higher risk profile and the larger presence of technology, media and telecom (TMT) stocks in the index (approximately 38%). However, the correction during April and May has resulted in very attractive valuations and has led to the return of selective buying in June across a number of sectors.

During the second quarter, the investment strategy has continued to focus on the secular growth stories (Taiwan, Korea, India and Mexico). Given the recent period of uncertainty, we have reduced the overweight exposure to the more cyclical markets (Brazil and Russia).

A number of changes to the MSCI EMF benchmark at the end of May have driven some of the policy moves during the quarter. For example, we have added to Taiwan to maintain the overweight position as the index weight increased.

WHAT OTHER FACTORS ATTRIBUTED TO THE SERIES' PERFORMANCE VS. THE BENCHMARK?

Aside from the performance-related comments mentioned above, stock selection has been very strong in the North Asian markets of Korea and Taiwan. This is primarily because of the Series' holdings in a number of the electronics companies, most notable semiconductor manufacturers. There is a strong and ongoing secular trend in favor of outsourcing, and we are seeing Japanese companies looking to outsource to Korea and Taiwan to capitalize on the lower cost structure. This has unfortunately been offset by some poor performance among the Indian, South African and Turkish holdings of the Series.

WHAT IS YOUR OUTLOOK FOR THE MARKETS/SERIES?

We maintain the view that the main risk to our asset class is external -- the outlook for global growth and liquidity. Further interest rate increases leading to slower global growth would be negative for the short-term performance of our more cyclical markets.

Over the medium term we still remain positive on the relative performance of emerging markets as the current valuation discount to developed markets of more than 40% is very attractive in a firmer commodity pricing environment with global growth.

                                         BARING INTERNATIONAL INVESTMENT LIMITED

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2000

                                      1 YEAR      14.62%
                 SINCE 2/18/1998 (INCEPTION)       3.88%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN

                                YEAR-TO-DATE      (8.22)%
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2000
(percentage of total net assets)

   1. Samsung Electronics, GDR                              5.0%
   2. Taiwan Semiconductor Manufacturing
      Company, Ltd., ADR                                    4.8%
   3. Telefonos de Mexico S.A., Class L, ADR                4.6%
   4. China Mobile (Hong Kong), Ltd.                        4.1%
   5. Embratel Paticipacoes S.A., ADR                       2.6%

TOP FIVE COUNTRIES AS OF JUNE 30, 2000
(percentage of total portfolio holdings)

   1. Korea                                                15.1%
   2. Taiwan                                               13.2%
   3. Brazil                                               12.5%
   4. Mexico                                               11.9%
   5. India                                                 6.5%

                                  THE GCG TRUST
                             EMERGING MARKETS SERIES

HOW DID THE SERIES PERFORM AGAINST ITS BENCHMARK
FOR THE PERIOD?

The Emerging Markets Series (the "Series") returned (8.49)% for the six months ended June 30, 2000. The Morgan Stanley Capital International Emerging Markets Free (the "MSCI EMF") Index returned (7.99)% the same period.

WHAT WERE THE MAJOR MARKET TRENDS AFFECTING THE SERIES' PERFORMANCE?

The positive performance has come from asset allocation. The major positive contributor to performance has been the continued focus of the portfolio in North Asia rather than the Asian markets in the Asia Pacific region. We have been most positive about Taiwan and China. In Taiwan, the economic background remains favorable. This was helped by the strong growth in exports continuing with the May data showing year-on-year growth of 20%. Elsewhere, we have added value by maintaining our negative view on Greece. At the stock level, the strategy to be overweight the telecom and technology sectors hurt performance during the March-to-May period, but some recovery took place in June. We remain confident that we have identified companies in these sectors with solid fundamentals and cash flow that had been overbought during the first quarter euphoria, but will attract investors because of the sustainability of their business models in contrast to other companies in these sectors.

During the last four months, investors' appetite for risk has declined amid uncertainty about U.S. growth rates and interest rates. Emerging markets have suffered due to their higher risk profile and the larger presence of technology, media and telecom (TMT) stocks in the index (approximately 38%). However, the correction during April and May has resulted in very attractive valuations and has led to the return of selective buying in June across a number of sectors.

During the second quarter, the investment strategy has continued to focus on the secular growth stories (Taiwan, Korea, India and Mexico). Given the recent period of uncertainty, we have reduced the overweight exposure to the more cyclical markets (Brazil and Russia).

A number of changes to the MSCI EMF benchmark at the end of May have driven some of the policy moves during the quarter. For example, we have added to Taiwan to maintain the overweight position as the index weight increased.

WHAT OTHER FACTORS ATTRIBUTED TO THE SERIES' PERFORMANCE VS. THE BENCHMARK?

Aside from the performance-related comments mentioned above, stock selection has been very strong in the North Asian markets of Korea and Taiwan. This is primarily because of the Series' holdings in a number of the electronics companies, most notable semiconductor manufacturers. There is a strong and ongoing secular trend in favor of outsourcing, and we are seeing Japanese companies looking to outsource to Korea and Taiwan to capitalize on the lower cost structure. This has unfortunately been offset by some poor performance among the Indian, South African and Turkish holdings of the Series.

WHAT IS YOUR OUTLOOK FOR THE MARKETS/SERIES?

We maintain the view that the main risk to our asset class is external -- the outlook for global growth and liquidity. Further interest rate increases leading to slower global growth would be negative for the short-term performance of our more cyclical markets.

Over the medium term we still remain positive on the relative performance of emerging markets as the current valuation discount to developed markets of more than 40% is very attractive in a firmer commodity pricing environment with global growth.

                                         BARING INTERNATIONAL INVESTMENT LIMITED

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2000

                                      1 YEAR      20.50%
                                      5 YEAR       3.89%
                 SINCE 10/4/1993 (INCEPTION)       2.58%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN

                                YEAR-TO-DATE      (8.49)%
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2000
(percentage of total net assets)

   1. Samsung Electronics Company Ltd.                      6.1%
   2. Taiwan Semiconductor Manufacturing
      Company, Ltd. ADR                                     4.5%
   3. Telefonos de Mexico S.A., Class L, ADR                4.4%
   4. China Mobile (Hong Kong), Ltd.                        4.2%
   5. Embratel Participacoes S.A., ADR                      2.7%

TOP FIVE COUNTRIES AS OF JUNE 30, 2000
(percentage of total portfolio holdings)

   1. Korea                                                14.2%
   2. Brazil                                               13.0%
   3. Taiwan                                               12.9%
   4. Mexico                                               12.5%
   5. Hong Kong                                             5.9%

                                  THE GCG TRUST
                             MARKET MANAGER SERIES

HOW DID THE SERIES PERFORM?

The Market Manager Series (the "Series") had a total return of 2.94% for the six months ended June 30, 2000. This compares to (0.43)% for the Standard & Poor's 500 Index and 8.97% for the Standard & Poor's Mid-Cap 400 Index.

WHAT IS THE SERIES' STRATEGY?

The Series began operations on November 14, 1994. At the same time, all funds were invested in short-term money market securities. On March 6, 1995, the Series was closed to further investment, and the Manager began investing in accordance with the long-term objectives of the Series.

The Series seeks favorable equity market performance and preservation of capital.

The Series contains a blend of debt securities and over-the-counter equity options. The equity options allow the Series to track the performance of the equity markets. The debt securities provide some degree of capital protection.

                                                  ING INVESTMENT MANAGEMENT, LLC

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2000

                                      1 YEAR      10.14%
                                      5 YEAR      21.91%
                SINCE 11/14/1994 (INCEPTION)      21.39%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN

                                YEAR-TO-DATE       2.94%
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE NON CASH HOLDINGS AS OF JUNE 30, 2000
(percentage of total net assets)

   1. S&P 500 European Call Options                        36.0%
   2. S&P Midcap Companies Index 400
      European Call Options                                31.0%
   3. U.S. Treasury Strip, 3.032% due 02/15/01             28.5%
   4. Cabco (Texaco Capital),
      7.102% due 10/01/01                                   2.6%
   5. Philip Morris Companies, Inc.,
      6.000% due 07/15/01                                   1.6%

ASSET ALLOCATION AS OF JUNE 30, 2000
(percentage of total portfolio holdings)

   1. Call Options Purchased                               67.2%
   2. U.S. Treasury Strips                                 28.6%
   3. Financial Services                                    2.6%
   4. Industrial                                            1.6%

--------------------------------------------------------------------------------
  DESCRIPTION OF COMPARATIVE INDICES
--------------------------------------------------------------------------------

    LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX -- an index comprised of U.S. government securities and investment grade corporate debt securities.

    MERRILL LYNCH 1-5 YEAR CORPORATE/GOVERNMENT BOND INDEX -- an index comprised of government and investment-grade corporate debt securities with remaining maturities of one to five years.

    MERRILL LYNCH 3-MONTH TREASURY BILL INDEX -- is an index that is comprised of U.S. Treasury Bills with initial maturities of three months.

     MERRILL LYNCH GLOBAL GOVERNMENT BOND INDEX II -- an index comprised of government bonds from major companies, including the United States.

     MORGAN STANLEY CAPITAL INTERNATIONAL ALL COUNTRY WORLD FREE INDEX -- an index comprised of equity securities in countries around the world, including the United States, other developed countries and emerging markets.

     MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE INDEX -- an index comprised of equity securities in emerging markets.

     RUSSELL 2000 INDEX -- an index representing the 2,000 smallest companies in the Russell 3000 Index, which contains the 3,000 largest U.S. companies, based on total market capitalization.

     RUSSELL 3000 INDEX -- an index comprised of the 3,000 largest U.S. companies, based on total market capitalization.

     RUSSELL MID-CAP INDEX -- an index consisting of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index contains the 1,000 largest companies in the U.S.

     RUSSELL MID-CAP GROWTH INDEX -- an index comprised of companies in the Russell Mid-Cap Index with higher price-to-book ratios and higher forecasted growth values.

     STANDARD & POOR'S 500 INDEX (S&P 500) -- an index composed of 500 U.S. stocks.

     STANDARD & POOR'S MID-CAP 400 INDEX (S&P 400) -- an index composed of 400 mid-cap U.S. stocks.

     WILSHIRE REAL ESTATE SECURITIES INDEX -- an equity index consisting of real estate investment trusts (REITs) and real estate operating companies (REOCs).

                      [This page left Intentionally Blank]

--------------------------------------------------------------------------------
  STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                            JUNE 30, 2000 (UNAUDITED)

                                                                                          LIMITED        GLOBAL
                                                                          LIQUID         MATURITY        FIXED          FULLY
                                                                          ASSET            BOND          INCOME         MANAGED
                                                                          SERIES          SERIES         SERIES         SERIES
                                                                       ------------    ------------    -----------    ------------
ASSETS:
Investments (Notes 1, 3 and 4):
   At identified cost .............................................    $532,042,100    $205,130,709    $33,893,632    $246,076,067
                                                                       ------------    ------------    -----------    ------------
   At value (a) ...................................................    $532,042,100    $202,389,082    $31,940,351    $251,418,591
Cash, net of foreign currency, at value ...........................             971             722      1,053,046      28,084,381
Receivables:
   Investment securities sold .....................................              --              --             --       3,261,119
   Receivable for forward foreign currency contracts (Note 1) .....              --              --         77,879              --
   Dividends and/or interest ......................................       2,187,114       2,333,980        592,732       1,729,095
                                                                       ------------    ------------    -----------    ------------
     Total Assets .................................................     534,230,185     204,723,784     33,664,008     284,493,186
                                                                       ------------    ------------    -----------    ------------
LIABILITIES:
Cash overdraft, net of foreign currency, at value .................              --              --             --              --
Payables:
   Investment securities purchased ................................              --       2,994,780             --         598,074
   Accrued expenses and other payables ............................       2,614,242             263             37             327
                                                                       ------------    ------------    -----------    ------------
     Total Liabilities ............................................       2,614,242       2,995,043             37         598,401
                                                                       ------------    ------------    -----------    ------------
NET ASSETS ........................................................    $531,615,943    $201,728,741    $33,663,971    $283,894,785
                                                                       ============    ============    ===========    ============
NET ASSETS CONSIST OF:
Paid-in Capital ...................................................    $531,634,261    $199,049,785    $35,889,364    $258,127,804
Undistributed net investment income ...............................              --       9,543,835        768,848       8,023,471
Accumulated net realized gain/(loss) on securities,
   written options, long options, forward foreign currency
   exchange contracts and foreign currency transactions ...........         (18,318)     (4,123,252)    (1,088,944)     12,388,331
Net unrealized appreciation/(depreciation) on securities,
   written options, long options, forward foreign currency
   exchange contracts and other assets and liabilities
   denominated in foreign currencies ..............................              --      (2,741,627)    (1,905,297)      5,355,179
                                                                       ------------    ------------    -----------    ------------
     Total Net Assets .............................................    $531,615,943    $201,728,741    $33,663,971    $283,894,785
                                                                       ============    ============    ===========    ============
Shares of beneficial interest outstanding .........................     531,640,142      18,877,619      3,404,057      18,115,204
                                                                       ============    ============    ===========    ============
NET ASSET VALUE, offering price and redemption
   price per share of beneficial interest outstanding .............    $       1.00    $      10.69    $      9.89    $      15.67
                                                                       ============    ============    ===========    ============

                                                                         TOTAL           EQUITY                         VALUE
                                                                         RETURN          INCOME        INVESTORS        EQUITY
                                                                         SERIES          SERIES         SERIES          SERIES
                                                                      ------------    ------------    -----------    ------------
ASSETS:
Investments (Notes 1, 3 and 4):
   At identified cost .............................................   $658,079,951    $273,808,469    $10,169,807    $154,440,837
                                                                      ------------    ------------    -----------    ------------
   At value (a) ...................................................   $669,154,608    $245,348,862    $10,134,887    $159,039,536
Cash, net of foreign currency, at value ...........................             --      11,055,878             --           4,616
Receivables:
   Investment securities sold .....................................     10,218,501         575,120        983,058       4,350,425
   Receivable for forward foreign currency contracts (Note 1) .....             --              --             --              --
   Dividends and/or interest ......................................      4,440,895         574,007         18,921         104,647
                                                                      ------------    ------------    -----------    ------------
     Total Assets .................................................    683,814,004     257,553,867     11,136,866     163,499,224
                                                                      ------------    ------------    -----------    ------------
LIABILITIES:
Cash overdraft, net of foreign currency, at value .................        283,753              --        730,675              --
Payables:
   Investment securities purchased ................................     11,363,708         172,276        179,847       4,069,092
   Accrued expenses and other payables ............................            800             285             32             115
                                                                      ------------    ------------    -----------    ------------
     Total Liabilities ............................................     11,648,261         172,561        910,554       4,069,207
                                                                      ------------    ------------    -----------    ------------
NET ASSETS ........................................................   $672,165,743    $257,381,306    $10,226,312    $159,430,017
                                                                      ============    ============    ===========    ============
NET ASSETS CONSIST OF:
Paid-in Capital ...................................................   $634,965,130    $268,305,359    $10,116,077    $162,717,324
Undistributed net investment income ...............................     17,446,274       4,806,535         31,764       1,328,878
Accumulated net realized gain/(loss) on securities,
   written options, long options, forward foreign currency
   exchange contracts and foreign currency transactions ...........      8,679,090      12,733,562        113,391      (9,214,884)
Net unrealized appreciation/(depreciation) on securities,
   written options, long options, forward foreign currency
   exchange contracts and other assets and liabilities
   denominated in foreign currencies ..............................     11,075,249     (28,464,150)       (34,920)      4,598,699
                                                                      ------------    ------------    -----------    ------------
     Total Net Assets .............................................   $672,165,743    $257,381,306    $10,226,312    $159,430,017
                                                                      ============    ============    ===========    ============
Shares of beneficial interest outstanding .........................     41,418,853      23,546,221        941,210      10,631,552
                                                                      ============    ============    ===========    ============
NET ASSET VALUE, offering price and redemption
   price per share of beneficial interest outstanding .............   $      16.23    $      10.93    $     10.87    $      15.00
                                                                      ============    ============    ===========    ============

                                                                         RISING           MANAGED       LARGE CAP        ALL
                                                                        DIVIDENDS         GLOBAL          VALUE          CAP
                                                                         SERIES           SERIES         SERIES         SERIES
                                                                       ------------    ------------    -----------    -----------
ASSETS:
Investments (Notes 1, 3 and 4):
   At identified cost .............................................    $832,694,659    $196,095,518    $40,876,197    $20,446,742
                                                                       ------------    ------------    -----------    -----------
   At value (a) ...................................................    $974,917,378    $208,971,037    $41,457,702    $20,783,507
Cash, net of foreign currency, at value ...........................           3,848       8,267,608      2,891,971            964
Receivables:
   Investment securities sold .....................................              --       1,403,121          7,791         34,185
   Receivable for forward foreign currency contracts (Note 1) .....              --          20,257             --             --
   Dividends and/or interest ......................................         723,216         331,483         18,574         14,646
                                                                       ------------    ------------    -----------    -----------
     Total Assets .................................................     975,644,442     218,993,506     44,376,038     20,833,302
                                                                       ------------    ------------    -----------    -----------
LIABILITIES:
Cash overdraft, net of foreign currency, at value .................              --              --             --             --
Payables:
   Investment securities purchased ................................              --       3,618,437         34,407      1,108,307
   Accrued expenses and other payables ............................           1,042             219             25             40
                                                                       ------------    ------------    -----------    -----------
     Total Liabilities ............................................           1,042       3,618,656         34,432      1,108,347
                                                                       ------------    ------------    -----------    -----------
NET ASSETS ........................................................    $975,643,400    $215,374,850    $44,341,606    $19,724,955
                                                                       ============    ============    ===========    ===========
NET ASSETS CONSIST OF:
Paid-in Capital ...................................................    $776,027,543    $133,436,276    $43,570,814    $18,934,262
Undistributed net investment income ...............................       2,754,223          55,656         49,382         37,712
Accumulated net realized gain/(loss) on securities,
   written options, long options, forward foreign currency
   exchange contracts and foreign currency transactions ...........      54,638,915      69,084,656        139,905        416,216
Net unrealized appreciation/(depreciation) on securities,
   written options, long options, forward foreign currency
   exchange contracts and other assets and liabilities
   denominated in foreign currencies ..............................     142,222,719      12,798,262        581,505        336,765
                                                                       ------------    ------------    -----------    -----------
     Total Net Assets .............................................    $975,643,400    $215,374,850    $44,341,606    $19,724,955
                                                                       ============    ============    ===========    ===========
Shares of beneficial interest outstanding .........................      38,528,711      10,873,897      4,148,310      1,708,271
                                                                       ============    ============    ===========    ===========
NET ASSET VALUE, offering price and redemption
   price per share of beneficial interest outstanding .............    $      25.32    $      19.81    $     10.69    $     11.55
                                                                       ============    ============    ===========    ===========

-------------------
(a) The All Cap Series includes a repurchase agreement amounting to $2,003,000.

                       See Notes to Financial Statements.

                                      28-29

--------------------------------------------------------------------------------
  STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                 THE GCG TRUST
                            JUNE 30, 2000 (UNAUDITED)

                                                                                          CAPITAL         CAPITAL        STRATEGIC
                                                                        RESEARCH       APPRECIATION       GROWTH          EQUITY
                                                                         SERIES           SERIES          SERIES          SERIES
                                                                     --------------    ------------    ------------    ------------
ASSETS:
Investments (Notes 1, 3 and 4):
   At identified cost ..........................................     $  986,052,460    $448,438,531    $549,375,155    $322,185,031
                                                                     ==============    ============    ============    ============
   At value ....................................................     $1,165,976,283    $511,996,734    $584,888,215    $379,723,084
Cash, net of foreign currency, at value ........................                 --          37,978       6,911,118          28,235
Receivables:
   Investment securities sold ..................................          9,706,699       4,004,585       5,226,379       5,195,964
   Receivable for forward foreign currency contracts (Note 1) ..                 --              --              --              --
   Dividends and/or interest ...................................            427,026          57,588         455,242         111,568
                                                                     --------------    ------------    ------------    ------------
     Total Assets ..............................................      1,176,110,008     516,096,885     597,480,954     385,058,851
                                                                     --------------    ------------    ------------    ------------
LIABILITIES:
Cash overdraft, net of foreign currency, at value ..............            363,387              --              --              --
Payables:
   Investment securities purchased .............................          5,919,509       6,727,031       5,842,804       1,093,933
   Accrued expenses and other payables .........................              1,292             557             781             273
                                                                     --------------    ------------    ------------    ------------
     Total Liabilities .........................................          6,284,188       6,727,588       5,843,585       1,094,206
                                                                     --------------    ------------    ------------    ------------
NET ASSETS .....................................................     $1,169,825,820    $509,369,297    $591,637,369    $383,964,645
                                                                     ==============    ============    ============    ============
NET ASSETS CONSIST OF:
   Paid-in Capital .............................................     $  857,659,799    $424,848,971    $539,000,152    $301,351,852
   Undistributed net investment income/(loss) ..................           (347,125)       (233,804)     (1,434,482)       (422,060)
   Accumulated net realized gain/(loss) on securities,
     written options, long options, forward foreign currency
     exchange contracts and foreign currency transactions ......        132,591,451      21,195,927      18,558,638      25,496,800
   Net unrealized appreciation/(depreciation) on securities,
     written options, long options, forward foreign currency
     exchange contracts and other assets and liabilities
     denominated in foreign currencies .........................        179,921,695      63,558,203      35,513,061      57,538,053
                                                                     --------------    ------------    ------------    ------------
     Total Net Assets ..........................................     $1,169,825,820    $509,369,297    $591,637,369    $383,964,645
                                                                     ==============    ============    ============    ============
Shares of beneficial interest outstanding. .....................         44,421,699      25,626,748      34,776,929      17,328,055
                                                                     ==============    ============    ============    ============
NET ASSET VALUE, offering price and redemption
   price per share of beneficial interest outstanding ..........     $        26.33    $      19.88    $      17.01    $      22.16
                                                                     ==============    ============    ============    ============

                                                                        MID-CAP          SMALL                              REAL
                                                                        GROWTH            CAP             GROWTH           ESTATE
                                                                        SERIES           SERIES           SERIES           SERIES
                                                                    --------------    ------------    --------------    -----------
ASSETS:
Investments (Notes 1, 3 and 4):
   At identified cost ..........................................    $1,291,439,777    $517,854,153    $1,623,546,857    $53,799,538
                                                                    ==============    ============    ==============    ===========
   At value ....................................................    $1,477,412,061    $500,343,952    $1,902,249,680    $57,173,236
Cash, net of foreign currency, at value ........................                --      46,857,697           150,940      5,648,621
Receivables:
   Investment securities sold ..................................           753,622         444,657         6,643,996      1,558,686
   Receivable for forward foreign currency contracts (Note 1) ..                --              --           704,747             --
   Dividends and/or interest ...................................            92,448         269,490           316,005        414,397
                                                                    --------------    ------------    --------------    -----------
     Total Assets ..............................................     1,478,258,131     547,915,796     1,910,065,368     64,794,940
                                                                    --------------    ------------    --------------    -----------
LIABILITIES:
Cash overdraft, net of foreign currency, at value ..............          996,490               --                --             --
Payables:
   Investment securities purchased .............................         5,071,827       2,631,902           573,187             --
   Accrued expenses and other payables .........................               953             582             2,161             32
                                                                    --------------    ------------    --------------    -----------
     Total Liabilities .........................................         6,069,270       2,632,484           575,348             32
                                                                    --------------    ------------    --------------    -----------
NET ASSETS .....................................................    $1,472,188,861    $545,283,312    $1,909,490,020    $64,794,908
                                                                    ==============    ============    ==============    ===========
NET ASSETS CONSIST OF:
   Paid-in Capital .............................................    $  940,762,455    $393,661,028    $1,505,115,160    $63,008,008
   Undistributed net investment income/(loss) ..................        (3,025,857)        464,719        (1,509,838)     3,820,582
   Accumulated net realized gain/(loss) on securities,
     written options, long options, forward foreign currency
     exchange contracts and foreign currency transactions ......       348,479,979     168,667,766       126,477,197     (5,407,380)
   Net unrealized appreciation/(depreciation) on securities,
     written options, long options, forward foreign currency
     exchange contracts and other assets and liabilities
     denominated in foreign currencies .........................       185,972,284     (17,510,201)      279,407,501      3,373,698
                                                                    --------------    ------------    --------------    -----------
     Total Net Assets ..........................................    $1,472,188,861    $545,283,312    $1,909,490,020    $64,794,908
                                                                    ==============    ============    ==============    ===========
Shares of beneficial interest outstanding. .....................        40,398,375      21,764,263        71,812,751      4,616,636
                                                                    ==============    ============    ==============    ===========
NET ASSET VALUE, offering price and redemption
   price per share of beneficial interest outstanding ..........    $        36.44    $      25.05    $        26.59    $     14.04
                                                                    ==============    ============    ==============    ===========

                                                                       HARD        DEVELOPING      EMERGING       MARKET
                                                                      ASSETS         WORLD          MARKETS       MANAGER
                                                                      SERIES         SERIES         SERIES        SERIES
                                                                   -----------    -----------    -----------    -----------
ASSETS:
Investments (Notes 1, 3 and 4):
   At identified cost ..........................................   $44,448,713    $77,487,144    $35,488,231    $2,966,456
                                                                   ===========    ===========    ===========    ==========
   At value ....................................................   $43,653,933    $77,274,505    $35,869,396    $6,914,420
Cash, net of foreign currency, at value ........................            --        831,007      1,441,599        28,668
Receivables:
   Investment securities sold ..................................       136,682        486,172        791,443            --
   Receivable for forward foreign currency contracts (Note 1) ..            --             --             --            --
   Dividends and/or interest ...................................        15,494        153,134         84,117         3,157
                                                                   -----------    -----------    -----------    -----------
     Total Assets ..............................................    43,806,109     78,744,818     38,186,555     6,946,245
                                                                   -----------    -----------    -----------    -----------
LIABILITIES:
Cash overdraft, net of foreign currency, at value ..............      526,898              --             --            --
Payables:
   Investment securities purchased .............................            --             --         16,146            --
   Accrued expenses and other payables .........................            33            118             76        17,960
                                                                   -----------    -----------    -----------    -----------
     Total Liabilities .........................................       526,931            118         16,222        17,960
                                                                   -----------    -----------    -----------    -----------
NET ASSETS .....................................................   $43,279,178    $78,744,700    $38,170,333    $6,928,285
                                                                   ===========    ===========    ===========    ==========
NET ASSETS CONSIST OF:
   Paid-in Capital .............................................   $52,075,554    $73,310,609    $43,810,284    $2,595,220
   Undistributed net investment income/(loss) ..................       331,716       (416,934)      (288,787)       50,150
   Accumulated net realized gain/(loss) on securities,
     written options, long options, forward foreign currency
     exchange contracts and foreign currency transactions ......    (8,334,431)     6,063,535     (5,732,530)      334,951
   Net unrealized appreciation/(depreciation) on securities,
     written options, long options, forward foreign currency
     exchange contracts and other assets and liabilities
     denominated in foreign currencies .........................      (793,661)      (212,510)       381,366     3,947,964
                                                                   -----------    -----------    -----------    -----------
     Total Net Assets ..........................................   $43,279,178    $78,744,700    $38,170,333    $6,928,285
                                                                   ===========    ===========    ===========    ==========
Shares of beneficial interest outstanding. .....................     3,927,164      7,422,406      3,404,266       346,932
                                                                   ===========    ===========    ===========    ==========
NET ASSET VALUE, offering price and redemption
   price per share of beneficial interest outstanding ..........   $     11.02    $     10.61    $     11.21    $    19.97
                                                                   ===========    ===========    ===========    ==========

                       See Notes to Financial Statements.

                                      30-31

--------------------------------------------------------------------------------
  STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
               FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

                                                                                         LIMITED        GLOBAL
                                                                          LIQUID        MATURITY        FIXED          FULLY
                                                                           ASSET          BOND          INCOME         MANAGED
                                                                          SERIES         SERIES         SERIES         SERIES
                                                                        -----------    -----------    -----------    -----------
INVESTMENT INCOME:
Dividends ..........................................................             --             --             --    $ 2,353,486
Interest ...........................................................    $16,708,394    $ 6,508,703    $   787,825      3,566,567
Foreign taxes withheld on dividend and interest income .............             --             --        (13,805)       (10,453)
                                                                        -----------    -----------    -----------    -----------
     Total Investment Income .......................................     16,708,394      6,508,703        774,020      5,909,600
                                                                        -----------    -----------    -----------    -----------
EXPENSES:
Unified fees (Note 2) ..............................................      1,483,135        533,020        247,101      1,322,956
Trustees' fees and expenses (Note 2) ...............................         13,082          2,690            418          3,810
                                                                        -----------    -----------    -----------    -----------
     Total Expenses ................................................      1,496,217        535,710        247,519      1,326,766
                                                                        -----------    -----------    -----------    -----------
NET INVESTMENT INCOME/(LOSS) .......................................     15,212,177      5,972,993        526,501      4,582,834
                                                                        -----------    -----------    -----------    -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCIES
   (NOTES 1 AND 3):
Net realized gain/(loss) on:
   Securities ......................................................        (13,770)    (1,808,115)      (957,295)     6,348,566
   Written options .................................................             --             --             --         50,398
   Long options ....................................................             --             --             --       (296,445)
   Forward foreign currency exchange contracts .....................             --             --         95,546             --
   Foreign currency transactions ...................................             --             --       (117,896)        (8,626)
Net change in unrealized appreciation/depreciation of:
   Securities ......................................................             --        743,003         59,100        523,652
   Written options .................................................             --             --             --          7,727
   Forward foreign currency exchange contracts .....................             --             --        (75,282)            --
   Other assets and liabilities denominated in foreign currencies ..             --             --        (13,083)         4,972
                                                                        -----------    -----------    -----------    -----------
   Net realized and unrealized gain/(loss) on investments ..........        (13,770)    (1,065,112)    (1,008,910)     6,630,244
                                                                        -----------    -----------    -----------    -----------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS .......................................    $15,198,407    $ 4,907,881    $  (482,409)   $11,213,078
                                                                        ===========    ===========    ===========    ===========

                                                                          TOTAL          EQUITY                      VALUE
                                                                          RETURN         INCOME       INVESTORS      EQUITY
                                                                          SERIES         SERIES        SERIES        SERIES
                                                                        -----------    -----------    --------    -----------
INVESTMENT INCOME:
Dividends ..........................................................    $ 4,036,188    $ 3,701,048    $ 38,795    $ 1,254,006
Interest ...........................................................      9,887,182        310,085      16,439        210,067
Foreign taxes withheld on dividend and interest income .............        (41,737)        (7,207)       (214)            --
                                                                        -----------    -----------    --------    -----------
     Total Investment Income .......................................     13,881,633      4,003,926      55,020      1,464,073
                                                                        -----------    -----------    --------    -----------
EXPENSES:
Unified fees (Note 2) ..............................................      2,895,770      1,244,476      23,158        715,845
Trustees' fees and expenses (Note 2) ...............................          8,937          3,555          98          1,954
                                                                        -----------    -----------    --------    -----------
     Total Expenses ................................................      2,904,707      1,248,031      23,256        717,799
                                                                        -----------    -----------    --------    -----------
NET INVESTMENT INCOME/(LOSS) .......................................     10,976,926      2,755,895      31,764        746,274
                                                                        -----------    -----------    --------    -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCIES
   (NOTES 1 AND 3):
Net realized gain/(loss) on:
   Securities ......................................................      8,052,091      5,467,202     111,530     (1,951,036)
   Written options .................................................             --             --          --             --
   Long options ....................................................             --             --       1,884             --
   Forward foreign currency exchange contracts .....................             --             --          --             --
   Foreign currency transactions ...................................         (2,682)           189         (23)            --
Net change in unrealized appreciation/depreciation of:
   Securities ......................................................     (1,945,876)   (15,953,082)    (34,919)    (5,126,948)
   Written options .................................................             --             --          --             --
   Forward foreign currency exchange contracts .....................             --             --          --             --
   Other assets and liabilities denominated in foreign currencies ..            594           (486)         (1)            --
                                                                        -----------    -----------    --------    -----------
   Net realized and unrealized gain/(loss) on investments ..........      6,104,127    (10,486,177)     78,471     (7,077,984)
                                                                        -----------    -----------    --------    -----------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS .......................................    $17,081,053    $(7,730,282)   $110,235    $(6,331,710)
                                                                        ===========    ===========    ========    ===========

                                                                          RISING         MANAGED     LARGE CAP      ALL
                                                                         DIVIDENDS       GLOBAL        VALUE        CAP
                                                                          SERIES         SERIES        SERIES      SERIES
                                                                       ------------    -----------    --------    --------
INVESTMENT INCOME:
Dividends ..........................................................   $  5,057,395    $ 1,077,204    $104,383    $ 35,336
Interest ...........................................................        753,781        179,943      34,486      33,106
Foreign taxes withheld on dividend and interest income .............             --        (89,754)         --          --
                                                                       ------------    -----------    --------    --------
     Total Investment Income .......................................      5,811,176      1,167,393     138,869      68,442
                                                                       ------------    -----------    --------    --------
EXPENSES:
Unified fees (Note 2) ..............................................      4,388,805      1,228,699      89,249      30,634
Trustees' fees and expenses (Note 2) ...............................         12,537          2,629         238          96
                                                                       ------------    -----------    --------    --------
     Total Expenses ................................................      4,401,342      1,231,328      89,487      30,730
                                                                       ------------    -----------    --------    --------
NET INVESTMENT INCOME/(LOSS) .......................................      1,409,834        (63,935)     49,382      37,712
                                                                       ------------    -----------    --------    --------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCIES
   (NOTES 1 AND 3):
Net realized gain/(loss) on:
   Securities ......................................................     46,825,997     49,602,216     139,928     408,647
   Written options .................................................             --             --          --       4,313
   Long options ....................................................             --             --          --       3,274
   Forward foreign currency exchange contracts .....................             --             --          --          --
   Foreign currency transactions ...................................             --       (122,915)        (23)        (18)
Net change in unrealized appreciation/depreciation of:
   Securities ......................................................    (30,130,735)   (48,560,636)    581,505     336,765
   Written options .................................................             --             --          --          --
   Forward foreign currency exchange contracts .....................             --         20,257          --          --
   Other assets and liabilities denominated in foreign currencies ..             --        (73,002)         --          --
                                                                       ------------    -----------    --------    --------
   Net realized and unrealized gain/(loss) on investments ..........     16,695,262        865,920     721,410     752,981
                                                                       ------------    -----------    --------    --------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS .......................................   $ 18,105,096    $   801,985    $770,792    $790,693
                                                                       ============    ===========    ========    ========

                       See Notes to Financial Statements.

                                      32-33

--------------------------------------------------------------------------------
  STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
               FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

                                                                                         CAPITAL        CAPITAL        STRATEGIC
                                                                         RESEARCH     APPRECIATION      GROWTH          EQUITY
                                                                          SERIES         SERIES         SERIES          SERIES
                                                                        -----------    -----------    ------------    -----------
INVESTMENT INCOME:
Dividends ..........................................................    $ 3,533,048    $   766,275    $  1,598,526    $   230,257
Interest ...........................................................      1,075,031      1,200,498        (151,540)       820,753
Foreign taxes withheld on dividend and interest income .............        (34,343)            --          (4,766)            --
                                                                        -----------    -----------    ------------    -----------
     Total Investment Income .......................................      4,573,736      1,966,773       1,442,220      1,051,010
                                                                        -----------    -----------    ------------    -----------
EXPENSES:
Unified fees (Note 2) ..............................................      4,770,874      2,194,298       2,868,754      1,409,840
Trustees' fees and expenses (Note 2) ...............................         14,600          6,279           7,948          3,863
                                                                        -----------    -----------    ------------    -----------
     Total Expenses ................................................      4,785,474      2,200,577       2,876,702      1,413,703
                                                                        -----------    -----------    ------------    -----------
NET INVESTMENT INCOME/(LOSS) .......................................       (211,738)      (233,804)     (1,434,482)      (362,693)
                                                                        -----------    -----------    ------------    -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCIES
   (NOTES 1 AND 3):
Net realized gain/(loss) on:
   Securities ......................................................    104,144,203      3,899,515      10,642,548     25,217,288
   Written options .................................................             --         33,285              --         64,329
   Forward foreign currency exchange contracts .....................             --             --              --             --
   Foreign currency transactions ...................................           (517)            --           1,268             --
Net change in unrealized appreciation/depreciation of:
   Securities ......................................................    (38,262,707)    (8,606,913)    (58,929,562)    (9,260,253)
   Forward foreign currency exchange contracts. ....................             --             --              --             --
   Other assets and liabilities denominated in foreign currencies ..         42,352             --            (266)            --
                                                                        -----------    -----------    ------------    -----------
   Net realized and unrealized gain/(loss) on investments ..........     65,923,331     (4,674,113)    (48,286,012)    16,021,364
                                                                        -----------    -----------    ------------    -----------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS .......................................    $65,711,593    $(4,907,917)   $(49,720,494)   $15,658,671
                                                                        ===========    ===========    ============    ===========

                                                                        MID-CAP            SMALL                           REAL
                                                                        GROWTH              CAP           GROWTH          ESTATE
                                                                        SERIES            SERIES          SERIES          SERIES
                                                                      ------------    -------------    -------------    -----------
INVESTMENT INCOME:
Dividends ..........................................................  $    697,856    $   1,193,968    $   2,033,271    $ 1,873,999
Interest ...........................................................     1,255,993        1,450,603        6,727,598         82,666
Foreign taxes withheld on dividend and interest income .............            --               --          (28,093)            --
                                                                      ------------    -------------    -------------    -----------
     Total Investment Income .......................................     1,953,849        2,644,571        8,732,776      1,956,665
                                                                      ------------    -------------    -------------    -----------
EXPENSES:
Unified fees (Note 2) ..............................................     4,965,331        2,173,635        8,727,686        284,354
Trustees' fees and expenses (Note 2) ...............................        14,375            6,217           23,763            774
                                                                      ------------    -------------    -------------    -----------
     Total Expenses ................................................     4,979,706        2,179,852        8,751,449        285,128
                                                                      ------------    -------------    -------------    -----------
NET INVESTMENT INCOME/(LOSS) .......................................    (3,025,857)         464,719          (18,673)     1,671,537
                                                                      ------------    -------------    -------------    -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCIES
   (NOTES 1 AND 3):-
Net realized gain/(loss) on:
   Securities ......................................................   240,003,025      139,415,883       69,508,546     (2,623,922)
   Written options .................................................            --               --               --             --
   Forward foreign currency exchange contracts .....................            --               --       10,804,328             --
   Foreign currency transactions ...................................            --               --           (1,118)            --
Net change in unrealized appreciation/depreciation of:
   Securities ......................................................    26,355,740     (114,096,972)    (157,839,331)     9,401,957
   Forward foreign currency exchange contracts. ....................            --               --       (2,168,775)            --
   Other assets and liabilities denominated in foreign currencies ..            --               --              (79)            --
                                                                      ------------    -------------    -------------    -----------
   Net realized and unrealized gain/(loss) on investments ..........   266,358,765       25,318,911      (79,696,429)     6,778,035
                                                                      ------------    -------------    -------------    -----------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS .......................................  $263,332,908    $  25,783,630    $ (79,715,102)   $ 8,449,572
                                                                      ============    =============    =============    ===========

                                                                          HARD         DEVELOPING      EMERGING       MARKET
                                                                         ASSETS           WORLD         MARKETS       MANAGER
                                                                         SERIES          SERIES         SERIES        SERIES
                                                                       -----------    ------------    ------------    -----------
INVESTMENT INCOME:
Dividends ..........................................................   $   438,147    $    464,693    $    247,951           --
Interest ...........................................................        27,404          32,529          19,429    $  86,238
Foreign taxes withheld on dividend and interest income .............       (18,896)        (13,162)        (13,339)          --
                                                                       -----------    ------------    ------------    ---------
     Total Investment Income .......................................       446,655         484,060         254,041       86,238
                                                                       -----------    ------------    ------------    ---------
EXPENSES:
Unified fees (Note 2) ..............................................       195,780         642,012         351,394       35,988
Trustees' fees and expenses (Note 2) ...............................           545           1,027             586          100
                                                                       -----------    ------------    ------------    ---------
     Total Expenses ................................................       196,325         643,039         351,980       36,088
                                                                       -----------    ------------    ------------    ---------
NET INVESTMENT INCOME/(LOSS) .......................................       250,330        (158,979)        (97,939)      50,150
                                                                       -----------    ------------    ------------    ---------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCIES
   (NOTES 1 AND 3):-
Net realized gain/(loss) on:
   Securities ......................................................    (1,345,500)      6,529,363       8,897,674      334,951
   Written options .................................................            --              --              --           --
   Forward foreign currency exchange contracts .....................            --              --              --           --
   Foreign currency transactions ...................................      (144,649)       (166,877)         (9,006)          --
Net change in unrealized appreciation/depreciation of:
   Securities ......................................................      (969,543)    (11,955,669)    (11,951,000)    (168,173)
   Forward foreign currency exchange contracts. ....................            --              --              --           --
   Other assets and liabilities denominated in foreign currencies ..          (170)            186            (499)          --
                                                                       -----------    ------------    ------------    ---------
   Net realized and unrealized gain/(loss) on investments ..........    (2,459,862)     (5,592,997)     (3,062,831)     166,778
                                                                       -----------    ------------    ------------    ---------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS .......................................   $(2,209,532)   $ (5,751,976)   $ (3,160,770)   $ 216,928
                                                                       ===========    ============    ============    =========

                       See Notes to Financial Statements.

                                      34-35

---------------------------------------------------
    STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------

                                  THE GCG TRUST

               FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

                                                                                         LIMITED           GLOBAL
                                                                        LIQUID           MATURITY          FIXED           FULLY
                                                                         ASSET             BOND            INCOME          MANAGED
                                                                        SERIES            SERIES           SERIES          SERIES
                                                                   ----------------  ---------------   --------------   ------------
OPERATIONS:
   Net investment income/(loss) .................................. $     15,212,177   $    5,972,993   $      526,501  $  4,582,834
   Net realized gain/(loss) on securities, futures contracts, written options, long options, forward foreign currency
     exchange contracts and foreign currency transactions ........          (13,770)      (1,808,115)        (979,645)    6,093,893
   Net change in unrealized appreciation/depreciation of securities, futures contracts, written options, long options, forward
     foreign currency exchange contracts and other assets and
     liabilities denominated in foreign currencies ...............               --          743,003          (29,265)      536,351
                                                                   ----------------  ---------------   --------------  ------------
   Net increase/(decrease) in net assets resulting from operation        15,198,407        4,907,881         (482,409)   11,213,078
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .........................................      (15,212,177)              --               --            --
CAPITAL SHARE TRANSACTIONS:
   Shares sold ...................................................    2,317,920,883       29,768,018        6,322,698    19,120,858
   Shares issued as reinvestment of dividends ....................       12,600,757               --               --            --
   Shares redeemed ...............................................   (2,378,740,199)     (40,055,835)      (2,547,715)  (34,348,197)
                                                                   ----------------  ---------------   --------------  ------------
NET INCREASE/(DECREASE) IN NET ASSETS FROM SHARES
   OF BENEFICIAL INTEREST TRANSACTIONS ..........................       (48,218,559)     (10,287,817)       3,774,983   (15,227,339)
                                                                   ----------------  ---------------   --------------  ------------
Net increase/(decrease) in net assets ...........................       (48,232,329)      (5,379,936)       3,292,574    (4,014,261)
NET ASSETS:
Beginning of period ............................................        579,848,272      207,108,677       30,371,397   287,909,046
                                                                   ----------------  ---------------   --------------  ------------
End of period ..................................................   $    531,615,943  $   201,728,741   $   33,663,971  $283,894,785
                                                                   ================  ===============   ==============  ============
Undistributed net investment income ............................                 --  $     9,543,835   $      768,848  $  8,023,471
                                                                   ================  ===============   ==============  ============
TRANSACTIONS IN FUND SHARES:

   Shares sold .................................................      2,317,920,883        2,820,742          644,847     1,250,306
   Shares issued as reinvestment of dividends ..................         12,600,757               --               --            --
   Shares redeemed .............................................     (2,378,740,199)      (3,813,302)        (258,921)   (2,268,886)
                                                                   ----------------  ---------------   --------------  ------------
Net increase/(decrease) ........................................        (48,218,559)        (992,560)         385,926    (1,018,580)
                                                                   ================  ===============   ==============  ============
-------------------

* The Investors Series, Large Cap Value Series and All Cap Series commenced operations on February 1, 2000.

                       See Notes to Financial Statements.


                                                                         TOTAL            EQUITY                         VALUE
                                                                        RETURN            INCOME        INVESTORS        EQUITY
                                                                        SERIES            SERIES         SERIES*         SERIES
                                                                     -------------     ------------   ------------    -------------
OPERATIONS:
   Net investment income/(loss) ................................     $  10,976,926     $  2,755,895   $     31,764    $    746,274
   Net realized gain/(loss) on securities, futures contracts, written options, long options, forward foreign currency
     exchange contracts and foreign currency transactions ......         8,049,409        5,467,391        113,391       (1,951,036)
   Net change in unrealized appreciation/depreciation of securities futures contracts, written options, long options, forward
     foreign currency exchange contracts and other assets and
     liabilities denominated in foreign currencies ...............      (1,945,282)     (15,953,568)       (34,920)      (5,126,948)
                                                                     --------------    ------------   ------------    -------------
   Net increase/(decrease) in net assets resulting from operation       17,081,053       (7,730,282)       110,235       (6,331,710)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .........................................              --               --             --               --
CAPITAL SHARE TRANSACTIONS:
   Shares sold ...................................................      32,672,451       31,293,817     17,093,411      106,216,375
   Shares issued as reinvestment of dividends ....................              --               --             --               --
   Shares redeemed ...............................................     (53,341,373)     (43,536,451)    (6,977,334)     (82,049,219)
                                                                      ------------     ------------   ------------    -------------
NET INCREASE/(DECREASE) IN NET ASSETS FROM SHARES
   OF BENEFICIAL INTEREST TRANSACTIONS ...........................     (20,668,922)     (12,242,634)     10,116,077      24,167,156
                                                                      ------------     ------------   -------------   -------------
Net increase/(decrease) in net assets ............................      (3,587,869)     (19,972,916)     10,226,312      17,835,446
NET ASSETS:

Beginning of period ..............................................     675,753,612      277,354,222              --     141,594,571
                                                                      ------------     ------------   -------------    ------------
End of period ....................................................    $672,165,743     $257,381,306   $  10,226,312    $159,430,017
                                                                      ============     ============   =============    ============
Undistributed net investment income ..............................    $ 17,446,274     $  4,806,535   $      31,764    $  1,328,878
                                                                      ============     ============   =============    ============
TRANSACTIONS IN FUND SHARES:
   Shares sold ...................................................       2,037,658        2,832,311       1,587,821       6,851,675
   Shares issued as reinvestment of dividends ....................              --               --              --              --
   Shares redeemed ...............................................      (3,398,658)      (3,964,460)       (646,611)     (5,341,326)
                                                                      ------------     ------------   -------------   -------------
Net increase/(decrease) ..........................................      (1,361,000)      (1,132,149)        941,210       1,510,349
                                                                      ============     ============   =============   =============

                                                                         RISING           MANAGED         LARGE CAP         ALL
                                                                        DIVIDENDS         GLOBAL            VALUE           CAP
                                                                         SERIES           SERIES           SERIES*        SERIES*
                                                                     --------------    --------------  -------------   ------------
OPERATIONS:
   Net investment income/(loss) ..................................   $   1,409,834     $    (63,935)  $      49,382   $      37,712
   Net realized gain/(loss) on securities, futures contracts, written options, long options, forward foreign currency
     exchange contracts and foreign currency transactions ........      46,825,997       49,479,301         139,905         416,216
   Net change in unrealized appreciation/depreciation of securities, futures contracts, written options, long options, forward
     foreign currency exchange contracts and other assets and
     liabilities denominated in foreign currencies ...............     (30,130,735)     (48,613,381)        581,505         336,765
                                                                     -------------     ------------   -------------   -------------
   Net increase/(decrease) in net assets resulting from operation       18,105,096          801,985         770,792         790,693
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .........................................              --               --              --              --
CAPITAL SHARE TRANSACTIONS:
   Shares sold ...................................................     104,907,771      304,499,153      43,929,927      20,007,054
   Shares issued as reinvestment of dividends ....................              --               --              --              --
   Shares redeemed ...............................................     (47,122,163)    (274,411,847)       (359,113)     (1,072,792)
                                                                     -------------     ------------   -------------   -------------
NET INCREASE/(DECREASE) IN NET ASSETS FROM SHARES
   OF BENEFICIAL INTEREST TRANSACTIONS ...........................      57,785,608       30,087,306      43,570,814      18,934,262
                                                                     -------------     ------------   -------------   -------------
Net increase/(decrease) in net assets ............................      75,890,704       30,889,291      44,341,606      19,724,955
NET ASSETS:
Beginning of period ..............................................     899,752,696      184,485,559              --              --
                                                                     -------------     ------------   -------------   -------------
End of period ....................................................   $ 975,643,400     $215,374,850   $  44,341,606   $  19,724,955
                                                                     =============     ============   =============   =============
Undistributed net investment income ..............................   $   2,754,223     $     55,656   $      49,382   $      37,712
                                                                     =============     ============   =============   =============
TRANSACTIONS IN FUND SHARES:
   Shares sold ...................................................       4,199,094       15,514,831       4,181,820       1,802,746
   Shares issued as reinvestment of dividends ....................              --               --              --              --
   Shares redeemed ...............................................      (1,893,382)     (13,882,970)        (33,510)        (94,475)
                                                                     -------------     ------------   -------------   -------------
Net increase/(decrease) ..........................................       2,305,712        1,631,861       4,148,310       1,708,271
                                                                     =============     ============   =============   =============

                                     36-37

-------------------------------------------------------------
  STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------

                                  THE GCG TRUST
               FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

                                                                                         CAPITAL          CAPITAL        STRATEGIC
                                                                       RESEARCH       APPRECIATION        GROWTH          EQUITY
                                                                        SERIES           SERIES           SERIES          SERIES
                                                                   ----------------   -------------    -------------   ------------
OPERATIONS:
   Net investment income/(loss) ................................   $      (211,738)    $   (233,804)   $ (1,434,482)  $    (362,693)
   Net realized gain/(loss) on securities, futures
     contracts, written options, long options, forward
     foreign currency exchange contracts and foreign
     currency transactions .....................................       104,143,686        3,932,800      10,643,816      25,281,617
   Net change in unrealized/depreciation of securities,
     futures contracts,  written options, long options,
     forward foreign currency exchange contracts and other
     assets and liabilities denominated in foreign currencies ..       (38,220,355)      (8,606,913)    (58,929,828)     (9,260,253)
                                                                   ---------------     ------------   -------------   -------------
   Net increase/(decrease) in net assets resulting
     from operations ...........................................        65,711,593       (4,907,917)    (49,720,494)     15,658,671
CAPITAL SHARE TRANSACTIONS:
   Shares sold .................................................       122,587,430      130,611,344     105,779,228     227,978,399
   Shares redeemed .............................................       (33,128,819)     (28,232,499)    (32,049,351)    (65,471,837)
                                                                   ---------------     ------------   -------------   -------------
NET INCREASE/(DECREASE) IN NET ASSETS FROM SHARES
   OF BENEFICIAL INTEREST TRANSACTIONS .........................        89,458,611      102,378,845      73,729,877     162,506,562
                                                                   ---------------     ------------   -------------   -------------
Net increase/(decrease) in net assets ..........................       155,170,204       97,470,928      24,009,383     178,165,233
NET ASSETS:
   Beginning of period .........................................     1,014,655,616      411,898,369     567,627,986     205,799,412
                                                                     -------------     ------------   -------------   -------------
   End of period ...............................................   $ 1,169,825,820     $509,369,297   $ 591,637,369   $ 383,964,645
                                                                   ===============     ============   =============   =============
   Undistributed net investment income/(loss) ..................   $      (347,125)    $   (233,804)  $  (1,434,482)  $    (422,060)
                                                                   ===============     ============   =============   =============
TRANSACTIONS IN FUND SHARES:
   Shares sold .................................................         4,832,039        6,429,346       5,935,565      10,019,397
   Shares redeemed .............................................        (1,303,236)      (1,373,591)     (1,808,502)     (3,006,040)
                                                                   ---------------     ------------   -------------   -------------
Net increase/(decrease) ........................................         3,528,803        5,055,755       4,127,063       7,013,357
                                                                   ===============     ============   =============   =============
-------------------

+ As of March 6, 1995, the Trust no longer accepts investments in the Market
  Manager Series.

                       See Notes to Financial Statements.

                                                                        MID-CAP           SMALL                            REAL
                                                                        GROWTH             CAP            GROWTH          ESTATE
                                                                        SERIES            SERIES          SERIES          SERIES
                                                                     -------------     ------------   -------------   -------------
OPERATIONS:
   Net investment income/(loss) ................................    $   (3,025,857)    $    464,719   $      (18,673)  $  1,671,537
   Net realized gain/(loss) on securities, futures
     contracts, written options, long options, forward
     foreign currency exchange contracts and foreign
     currency transactions .....................................       240,003,025      139,415,883       80,311,756     (2,623,922)
   Net change in unrealized/depreciation of securities,
     futures contracts,  written options, long options,
     forward foreign currency exchange contracts and other
     assets and liabilities denominated in foreign currencies ..        26,355,740     (114,096,972)    (160,008,185)     9,401,957
   Net increase/(decrease) in net assets resulting
     from operations ...........................................       263,332,908       25,783,630      (79,715,102)     8,449,572
CAPITAL SHARE TRANSACTIONS:
   Shares sold .................................................       598,901,039      299,455,511    1,297,315,188     29,337,198
   Shares redeemed .............................................      (171,852,583)    (147,592,421)    (724,982,286)   (29,898,196)
                                                                    --------------     ------------   --------------  -------------
NET INCREASE/(DECREASE) IN NET ASSETS FROM SHARES
   OF BENEFICIAL INTEREST TRANSACTIONS .........................       427,048,456      151,863,090      572,332,902       (560,998)
                                                                    --------------     ------------   --------------  -------------
Net increase/(decrease) in net assets ..........................       690,381,364      177,646,720      492,617,800      7,888,574
NET ASSETS:
   Beginning of period .........................................       781,807,497      367,636,592    1,416,872,220     56,906,334
                                                                    --------------     ------------   --------------  -------------
   End of period ...............................................    $1,472,188,861     $545,283,312   $1,909,490,020  $  64,794,908
                                                                    ==============     ============   ==============  =============
   Undistributed net investment income/(loss) ..................    $   (3,025,857)    $    464,719   $   (1,509,838) $   3,820,582
                                                                    ==============     ============   ==============  =============
TRANSACTIONS IN FUND SHARES:
   Shares sold .................................................        19,340,807       12,193,519       45,963,604      2,204,172
   Shares redeemed .............................................        (5,367,464)      (6,110,477)     (25,683,745)    (2,281,547)
                                                                     -------------     ------------   --------------  -------------
Net increase/(decrease) ........................................        13,973,343        6,083,042       20,279,859        (77,375)
                                                                     =============     ============   ==============  =============

                                                                         HARD           DEVELOPING      EMERGING         MARKET
                                                                        ASSETS            WORLD          MARKETS         MANAGER
                                                                        SERIES           SERIES          SERIES          SERIES+
                                                                     -------------     ------------   --------------  -------------
OPERATIONS:
   Net investment income/(loss) ................................     $     250,330     $   (158,979)  $      (97,939) $      50,150
   Net realized gain/(loss) on securities, futures
     contracts, written options, long options, forward
     foreign currency exchange contracts and foreign
     currency transactions .....................................        (1,490,149)       6,362,486        8,888,668        334,951
   Net change in unrealized/depreciation of securities,
     futures contracts,  written options, long options,
     forward foreign currency exchange contracts and other
     assets and liabilities denominated in foreign currencies ..          (969,713)     (11,955,483)     (11,951,499)      (168,173)
                                                                     -------------     ------------   --------------  -------------
   Net increase/(decrease) in net assets resulting
     from operations ...........................................        (2,209,532)      (5,751,976)      (3,160,770)       216,928
CAPITAL SHARE TRANSACTIONS:
   Shares sold .................................................        21,792,203      100,273,748       32,098,704             --
   Shares redeemed .............................................       (16,594,234)     (78,392,868)     (35,716,809)      (607,429)
                                                                     -------------     ------------   --------------  -------------
NET INCREASE/(DECREASE) IN NET ASSETS FROM SHARES
   OF BENEFICIAL INTEREST TRANSACTIONS .........................         5,197,969       21,880,880       (3,618,105)      (607,429)
                                                                     -------------     ------------   --------------  -------------
Net increase/(decrease) in net assets ..........................         2,988,437       16,128,904       (6,778,875)      (390,501)
NET ASSETS:
   Beginning of period .........................................        40,290,741       62,615,796       44,949,208      7,318,786
                                                                     -------------     ------------   --------------  -------------
   End of period ...............................................     $  43,279,178     $ 78,744,700   $   38,170,333  $   6,928,285
                                                                     =============     ============   ==============  =============
   Undistributed net investment income/(loss) ..................     $     331,716     $   (416,934)  $     (288,787) $      50,150
                                                                     =============     ============   ==============  =============
TRANSACTIONS IN FUND SHARES:
   Shares sold .................................................         1,998,463        9,194,526        2,750,638             --
   Shares redeemed .............................................        (1,498,834)      (7,188,721)      (3,016,294)       (30,387)
                                                                     -------------     ------------   --------------  -------------
Net increase/(decrease) ........................................           499,629        2,005,805         (265,656)       (30,387)
                                                                     =============     ============   ==============  =============

                                        38-39

---------------------------------------------------
    STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------

                                  THE GCG TRUST

                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                                          LIMITED         GLOBAL
                                                                        LIQUID           MATURITY          FIXED           FULLY
                                                                         ASSET             BOND           INCOME          MANAGED
                                                                        SERIES            SERIES          SERIES          SERIES
                                                                     -------------     ------------   --------------  -------------
OPERATIONS:
   Net investment income/(loss)                                      $   17,697,884     $  9,497,403  $      827,581  $   9,203,074
   Net realized gain/(loss) on securities, futures contracts, written options, long options, forward foreign currency exchange
     contracts and foreign currency transactions .................             (316)      (2,210,323)        (27,798)    15,233,093
   Net change in unrealized appreciation/depreciation of securities, futures contracts, written options, long options, forward
     foreign currency exchange contracts and other assets
     and liabilities denominated in foreign currencies ...........              270       (4,931,638)     (3,051,487)    (7,642,626)
                                                                     --------------    ------------   --------------  -------------
   Net increase/(decrease) in net assets resulting from operation        17,697,838        2,355,442      (2,251,704)    16,793,541
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .........................................      (17,697,884)      (7,185,414)       (461,837)    (6,994,358)
   In excess of net investment income ............................               --               --              --             --
   Net realized gains ............................................               --               --              --    (14,230,057)
   In excess of capital gains ....................................               --               --         (15,625)            --
CAPITAL SHARE TRANSACTIONS:
   Shares sold ...................................................    1,824,790,607      100,115,792      33,378,663     53,095,025
   Shares issued as reinvestment of dividends ....................       17,698,704        7,185,414         477,462     21,224,415
   Shares redeemed ...............................................   (1,474,370,813)     (43,788,724)    (22,687,569)   (28,175,170)
                                                                     --------------    ------------   --------------  -------------
NET INCREASE IN NET ASSETS FROM SHARES OF BENEFICIAL
   INTEREST TRANSACTIONS .........................................      368,118,498       63,512,482      11,168,556     46,144,270
                                                                     --------------    ------------   --------------  -------------
Net increase/(decrease) in net assets ............................      368,118,452       58,682,510       8,439,390     41,713,396
NET ASSETS:
Beginning of year ................................................      211,729,820      148,426,167      21,932,007    246,195,650
                                                                     --------------    ------------   --------------  -------------
End of year ......................................................   $  579,848,272    $ 207,108,677  $   30,371,397  $ 287,909,046
                                                                     ==============    =============  ==============  =============
Undistributed net investment income/(loss) .......................   $           --    $   3,570,842  $      242,347  $   3,440,637
                                                                     ==============    =============  ==============  =============
TRANSACTIONS IN FUND SHARES:
   Shares sold ...................................................    1,824,790,607        9,368,786       3,183,817      3,323,155
   Shares issued as reinvestment of dividends ....................       17,698,704          689,579          47,367      1,433,114
   Shares redeemed ...............................................   (1,474,370,813)      (4,089,014)     (2,176,435)    (1,787,526)
                                                                     --------------    ------------   --------------  -------------
Net increase .....................................................      368,118,498        5,969,351       1,054,749      2,968,743
                                                                     ==============    =============  ==============  =============

                       See Notes to Financial Statements.


                                                                         TOTAL            EQUITY           VALUE         RISING
                                                                         RETURN           INCOME          EQUITY        DIVIDENDS
                                                                         SERIES           SERIES          SERIES         SERIES
                                                                     --------------    -------------  --------------  -------------
OPERATIONS:
   Net investment income/(loss) ..................................   $   17,847,984    $   6,175,742  $    1,492,621  $   2,986,461
   Net realized gain/(loss) on securities, futures contracts, written options, long options, forward foreign currency exchange
     contracts and foreign currency transactions .................       10,684,128       24,352,410      (6,537,602)    20,240,160
   Net change in unrealized appreciation/depreciation of securities, futures contracts, written options, long options, forward
     foreign currency exchange contracts and other assets
     and liabilities denominated in foreign currencies ...........      (11,131,431)     (32,706,441)      4,175,343     82,509,118
                                                                     --------------    -------------  --------------  -------------
   Net increase/(decrease) in net assets resulting from operation        17,400,681       (2,178,289)       (869,638)   105,735,739
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .........................................      (12,560,820)      (6,300,513)     (1,268,740)    (2,336,909)
   In excess of net investment income ............................               --               --              --             --
   Net realized gains ............................................       (8,965,375)     (22,460,782)     (2,515,295)   (20,617,572)
   In excess of capital gains ....................................               --               --              --             --
CAPITAL SHARE TRANSACTIONS:
   Shares sold ...................................................      232,649,024       47,467,006      44,194,005    257,955,741
   Shares issued as reinvestment of dividends ....................       21,526,195       28,761,295       3,784,035     22,954,481
   Shares redeemed ...............................................      (27,388,957)     (46,008,985)    (31,514,293)   (38,781,949)
                                                                     --------------    -------------  --------------  -------------
NET INCREASE IN NET ASSETS FROM SHARES OF BENEFICIAL
   INTEREST TRANSACTIONS .........................................      226,786,262       30,219,316      16,463,747    242,128,273
                                                                     --------------    -------------  --------------  -------------
Net increase/(decrease) in net assets ............................      222,660,748         (720,268)     11,810,074    324,909,531
NET ASSETS:
Beginning of year ................................................      453,092,864      278,074,490     129,784,497    574,843,165
                                                                     --------------    -------------  --------------  -------------
End of year ......................................................   $  675,753,612    $ 277,354,222  $  141,594,571  $ 899,752,696
                                                                     ==============    =============  ==============  =============
Undistributed net investment income/(loss) .......................   $    6,469,348    $   2,050,640  $      582,604  $   1,344,389
                                                                     ==============    =============  ==============  =============
TRANSACTIONS IN FUND SHARES:
   Shares sold ...................................................       14,406,625        3,675,269       2,627,984     10,819,973
   Shares issued as reinvestment of dividends ....................        1,387,891        2,621,643         248,133        933,868
   Shares redeemed ...............................................       (1,693,311)      (3,574,491)     (1,929,767)    (1,646,223)
                                                                     --------------    -------------  --------------  -------------
Net increase .....................................................       14,101,205        2,722,421         946,350     10,107,618
                                                                     ==============    =============  ==============  =============

                                                                         MANAGED                          CAPITAL        CAPITAL
                                                                         GLOBAL          RESEARCH      APPRECIATION      GROWTH
                                                                         SERIES           SERIES          SERIES         SERIES
                                                                     --------------    -------------  --------------  ------------
OPERATIONS:
   Net investment income/(loss) ..................................   $     (259,532)  $      159,183  $     (158,133) $       3,443
   Net realized gain/(loss) on securities, futures contracts, written options, long options, forward foreign currency exchange
     contracts and foreign currency transactions .................       39,494,207       51,717,425      57,170,588     50,069,095
   Net change in unrealized appreciation/depreciation of securities, futures contracts, written options, long options, forward
     foreign currency exchange contracts and other assets
     and liabilities denominated in foreign currencies ...........       35,904,595      135,175,778      17,050,055     55,531,195
                                                                     --------------   --------------  --------------  -------------
   Net increase/(decrease) in net assets resulting from operation        75,139,270      187,052,386      74,062,510    105,603,733
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .........................................               --         (159,183)       (452,483)      (409,749)
   In excess of net investment income ............................               --         (119,370)             --       (316,820)
   Net realized gains ............................................      (25,240,466)     (15,913,724)    (43,360,371)   (29,572,671)
   In excess of capital gains ....................................               --               --              --             --
CAPITAL SHARE TRANSACTIONS:
   Shares sold ...................................................      156,363,096      285,194,254     110,706,964    209,954,920
   Shares issued as reinvestment of dividends ....................       25,240,466       16,192,277      43,812,854     30,299,240
   Shares redeemed ...............................................     (181,094,595)     (71,362,426)    (36,184,597)   (46,769,367)
                                                                     --------------   --------------  --------------  -------------
NET INCREASE IN NET ASSETS FROM SHARES OF BENEFICIAL
   INTEREST TRANSACTIONS .........................................          508,967      230,024,105     118,335,221    193,484,793
                                                                     --------------   --------------  --------------  -------------
Net increase/(decrease) in net assets ............................       50,407,771      400,884,214     148,584,877    268,789,286
NET ASSETS:
Beginning of year ................................................      134,077,788      613,771,402     263,313,492    298,838,700
                                                                     --------------   --------------  --------------  -------------
End of year ......................................................   $  184,485,559   $1,014,655,616  $  411,898,369  $ 567,627,986
                                                                     ==============   ==============  ==============  =============
Undistributed net investment income/(loss) .......................   $      119,591   $     (135,387)             --             --
                                                                     ==============   ==============  ==============  =============
TRANSACTIONS IN FUND SHARES:
   Shares sold ...................................................        9,585,968       13,371,613       5,632,968     12,672,960
   Shares issued as reinvestment of dividends ....................        1,344,008          678,922       2,273,630      1,685,164
   Shares redeemed ...............................................      (11,139,964)      (3,378,129)     (1,894,783)    (2,836,614)
                                                                     --------------    -------------  --------------  -------------
Net increase .....................................................         (209,988)      10,672,406       6,011,815     11,521,510
                                                                     ==============   ==============  ==============  =============

                                      40-41

----------------------------------------------------
    STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------

                                  THE GCG TRUST

                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                        STRATEGIC         MID-CAP         SMALL
                                                                         EQUITY           GROWTH           CAP           GROWTH
                                                                         SERIES           SERIES          SERIES         SERIES
                                                                     --------------    -------------  --------------  -------------
OPERATIONS:
   Net investment income/(loss) ..................................   $     (147,054)  $    (820,442) $   (1,042,921) $   (2,434,094)
   Net realized gain/(loss) on securities, futures contracts, written options, long options, forward foreign currency exchange
     contracts and foreign currency transactions .................        1,693,687     167,895,022      43,509,195      78,103,708
   Net change in unrealized appreciation/depreciation of securities, futures contracts, written options, long options, forward
     foreign currency exchange contracts and other assets
     and liabilities denominated in foreign currencies ...........       61,938,726     133,276,872      65,183,467     394,632,424
                                                                     --------------   -------------  --------------  --------------
   Net increase/(decrease) in net assets resulting from operations       63,485,359     300,351,452     107,649,741     470,302,038
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .........................................         (219,194)        (43,708)             --              --
   In excess of net investment income ............................               --              --              --              --
   Net realized gains ............................................         (570,728)    (64,374,917)    (10,282,407)    (16,417,785)
   Return of capital .............................................               --              --              --              --
CAPITAL SHARE TRANSACTIONS:
   Shares sold ...................................................       97,903,351     407,862,991     236,986,292     930,440,724
   Shares issued as reinvestment of dividends ....................          789,922      64,418,625      10,282,406      16,417,785
   Shares redeemed ...............................................      (28,849,911)   (178,428,762)   (124,695,886)   (215,086,923)
                                                                     --------------   -------------  --------------  --------------
NET INCREASE/(DECREASE) IN NET ASSETS FROM SHARES
   OF BENEFICIAL INTEREST TRANSACTIONS ...........................       69,843,362     293,852,854     122,572,812     731,771,586
                                                                     --------------   -------------  --------------  --------------
Net increase/(decrease) in net assets                                   132,538,799     529,785,681     219,940,146   1,185,655,839
NET ASSETS:
   Beginning of year .............................................       73,260,613     252,021,816     147,696,446     231,216,381
                                                                     --------------   -------------  --------------  --------------
   End of year ...................................................   $  205,799,412   $ 781,807,497  $  367,636,592  $1,416,872,220
                                                                     ==============   =============  ==============  ==============
   Undistributed net investment income/(loss) ....................   $      (59,367)             --             --   $   (1,491,165)
                                                                     ==============   =============   =============  ==============
TRANSACTIONS IN FUND SHARES:
   Shares sold ...................................................        6,581,280      18,422,729      12,804,656      47,301,547
   Shares issued as reinvestment of dividends ....................           41,185       2,269,860         449,406         612,833
   Shares redeemed ...............................................       (2,021,650)     (8,192,969)     (6,787,765)    (11,181,642
                                                                     --------------   -------------   -------------  --------------
Net increase/(decrease) ..........................................        4,600,815      12,499,620       6,466,297      36,732,738
                                                                     ==============   =============   =============  ==============
-------------------
+ As of March 6, 1995,  the Trust no longer  accepts  investments  in the Market
Manager Series.

                       See Notes to Financial Statements.


                                                                         REAL             HARD         DEVELOPING       EMERGING
                                                                        ESTATE           ASSETS           WORLD          MARKETS
                                                                        SERIES           SERIES          SERIES          SERIES
                                                                     --------------    ------------   -------------  -------------
OPERATIONS:
   Net investment income/(loss) ..................................   $    3,576,418    $    414,891   $     205,216  $      259,189
   Net realized gain/(loss) on securities, futures contracts, written options, long options, forward foreign currency exchange
     contracts and foreign currency transactions .................       (3,272,820)      1,232,753       1,871,300       6,199,907
   Net change in unrealized appreciation/depreciation of securities, futures contracts, written options, long options, forward
     foreign currency exchange contracts and other assets
     and liabilities denominated in foreign currencies ...........       (2,992,152)      4,987,440      12,377,252      14,314,255
                                                                     --------------    ------------   -------------  --------------
   Net increase/(decrease) in net assets resulting from operations       (2,688,554)      6,635,084      14,453,768      20,773,351
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .........................................       (2,303,661)       (263,876)       (491,137)       (259,189)
   In excess of net investment income ............................               --              --        (182,827)        (46,937)
   Net realized gains ............................................       (1,585,840)             --      (1,028,016)             --
   Return of capital .............................................               --              --              --        (112,931)
CAPITAL SHARE TRANSACTIONS:
   Shares sold ...................................................       19,689,115      51,726,474      64,127,985      22,632,650
   Shares issued as reinvestment of dividends ....................        3,889,500         263,876       1,701,980         419,057
   Shares redeemed ...............................................      (30,005,609)    (48,600,770)    (24,762,925)    (24,485,024)
                                                                     --------------    ------------   -------------  --------------
NET INCREASE/(DECREASE) IN NET ASSETS FROM SHARES
   OF BENEFICIAL INTEREST TRANSACTIONS ...........................       (6,426,994)      3,389,580      41,067,040      (1,433,317)
                                                                     --------------    ------------   -------------  --------------
Net increase/(decrease) in net assets ............................      (13,005,049)      9,760,788      53,818,828      18,920,977
NET ASSETS:
   Beginning of year .............................................       69,911,383      30,529,953       8,796,968      26,028,231
                                                                     --------------    ------------   -------------  --------------
   End of year ...................................................   $   56,906,334    $ 40,290,741   $  62,615,796  $   44,949,208
                                                                     ==============    ============   =============  ==============
   Undistributed net investment income/(loss) ....................   $    2,149,045    $     81,386   $    (257,955) $     (190,848)
                                                                     ==============    ============   =============  ==============
TRANSACTIONS IN FUND SHARES:
   Shares sold ...................................................        1,434,043       4,591,577       6,945,690       2,427,484
   Shares issued as reinvestment of dividends ....................          334,149          23,270         155,432          35,980
   Shares redeemed ...............................................       (2,220,784)     (4,367,369)     (2,878,056)     (2,689,830)
                                                                     --------------    ------------   -------------  --------------
Net increase/(decrease) ..........................................         (452,592)        247,478       4,223,066        (226,366)
                                                                     ==============    ============   =============  ==============

                                                                         MARKET
                                                                         MANAGER
                                                                         SERIES+
                                                                      -------------
OPERATIONS:
   Net investment income/(loss) ..................................    $     109,969
   Net realized gain/(loss) on securities, futures contracts, written options, long options, forward foreign currency exchange
     contracts and foreign currency transactions .................          973,438
   Net change in unrealized appreciation/depreciation of securities, futures contracts, written options, long options, forward
     foreign currency exchange contracts and other assets
     and liabilities denominated in foreign currencies ...........          (90,764)
                                                                      -------------
   Net increase/(decrease) in net assets resulting from operations          992,643
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .........................................         (109,969)
   In excess of net investment income ............................              (47)
   Net realized gains ............................................         (973,438)
   Return of capital .............................................               --
CAPITAL SHARE TRANSACTIONS:
   Shares sold ...................................................               --
   Shares issued as reinvestment of dividends ....................        1,083,454
   Shares redeemed ...............................................       (1,813,290)
                                                                      -------------
NET INCREASE/(DECREASE) IN NET ASSETS FROM SHARES
   OF BENEFICIAL INTEREST TRANSACTIONS ...........................         (729,836)
                                                                      -------------
Net increase/(decrease) in net assets ............................         (820,647)
NET ASSETS:
   Beginning of year .............................................        8,139,433
                                                                      -------------
   End of year ...................................................    $   7,318,786
                                                                      =============
   Undistributed net investment income/(loss) ....................    $          --
                                                                      =============
TRANSACTIONS IN FUND SHARES:
   Shares sold ...................................................               --
   Shares issued as reinvestment of dividends ....................           57,326
   Shares redeemed ...............................................          (94,873)
                                                                      -------------
Net increase/(decrease) ..........................................          (37,547)
                                                                      =============

                                     42-43

----------------------------------------------------
    FINANCIAL HIGHLIGHTS
----------------------------------------------------
                                  THE GCG TRUST
                              LIQUID ASSET SERIES*

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                     SIX MONTHS
                                                        ENDED          YEAR         YEAR         YEAR         YEAR         YEAR
                                                       6/30/00         ENDED       ENDED        ENDED        ENDED        ENDED
                                                     (UNAUDITED)     12/31/99     12/31/98     12/31/97     12/31/96     12/31/95
                                                     -----------     --------     --------     --------     --------     --------
Net asset value, beginning of period ........         $     1.00   $      1.00   $     1.00   $    1.00    $     1.00    $    1.00
                                                      ----------   -----------   ----------   ---------     ---------    ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .......................              0.028         0.046        0.050       0.050         0.049        0.054
                                                      ----------   -----------   ----------   ---------     ---------     ---------
LESS DISTRIBUTIONS:
Dividends from net investment income ........             (0.028)       (0.046)      (0.050)     (0.050)       (0.049)      (0.054)
                                                      ----------   -----------   ----------   ---------     ---------     --------
Net asset value, end of period ..............         $     1.00   $      1.00   $     1.00   $    1.00     $    1.00    $    1.00
                                                      ==========   ===========   ==========   =========     =========    =========
Total return ................................               2.83%++       4.74%        5.13%       5.07%         5.01%        5.51%
                                                      ==========   ===========   ==========   =========    ==========    =========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ........         $  531,616   $   579,848   $  211,730   $  59,453    $   39,096    $  38,589
Ratio of operating expenses to average net assets           0.55%+        0.56%        0.59%       0.61%         0.61%        0.61%
Ratio of net investment income to average net assets        5.62%+        4.71%        4.92%       4.99%         4.89%        5.39%
-------------------

*  On  January  2,  1998,  ING  Investment  Management,  LLC  ("IIM")  became the
   Portfolio  Manager  of the  Series.  From  August  13,  1996 to January 1, 1998,
   Equitable  Investment  Services,  Inc.,  an affiliate of IIM, was the  Portfolio
   Manager of the Series.  Prior to August 13, 1996, the Series had been advised by other Portfolio Managers.
+  Annualized
++ Non-annualized

                       See Notes to Financial Statements.

----------------------------------------------------
    FINANCIAL HIGHLIGHTS
----------------------------------------------------

                                  THE GCG TRUST
                          LIMITED MATURITY BOND SERIES*

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                     SIX MONTHS
                                                        ENDED         YEAR         YEAR          YEAR         YEAR           YEAR
                                                       6/30/00        ENDED        ENDED         ENDED        ENDED          ENDED
                                                     (UNAUDITED)    12/31/99     12/31/98      12/31/97#    12/31/96#      12/31/95
                                                     -----------   ----------   ----------    ----------   -----------    ----------
Net asset value, beginning of period ........         $    10.42   $    10.68    $    10.31   $   10.43    $    11.15    $    9.98
                                                      ----------   ----------    ----------   ---------    ----------    ---------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income .......................               0.33         0.48          0.24        0.60          0.59         0.60
Net realized and unrealized gain/(loss) on
   investments and foreign currencies .......              (0.06)       (0.36)         0.47        0.09         (0.13)        0.57
                                                      ----------   ----------    ----------   ---------    ----------    ---------
Total from investment operations ............               0.27         0.12          0.71        0.69          0.46         1.17
                                                      ----------   ----------    ----------   ---------    ----------    ---------
LESS DISTRIBUTIONS:
Dividends from net investment income ........                 --        (0.38)        (0.34)      (0.81)        (1.15)          --
Distributions from capital gains ............                 --           --            --          --         (0.03)          --
                                                      ----------   ----------    ----------   ---------    ----------    ---------
Total distributions .........................                 --        (0.38)        (0.34)      (0.81)        (1.18)          --
                                                      ----------   ----------    ----------   ---------    ----------    ---------
Net asset value, end of period ..............         $    10.69   $    10.42    $    10.68   $   10.31    $    10.43    $   11.15
                                                      ==========   ==========    ==========   =========    ==========    =========
Total return ................................               2.59%++      1.13%         6.86%       6.67%         4.32%      11.72%
                                                      ==========   ==========    ==========   =========    ==========    =========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Net assets, end of period (in 000's) ........         $  201,729   $  207,109    $  148,426   $  53,839    $   81,317    $  90,081
Ratio of operating expenses to average net assets           0.55%+       0.57%         0.60%       0.61%         0.61%        0.61%
Ratio of net investment income to average net assets        6.13%+       5.29%         5.15%       5.71%         5.33%        5.58%
Portfolio turnover rate .....................                 81%         128%           52%         81%          250%         302%
-------------------

*  On  January  2,  1998,  ING  Investment  Management,  LLC  ("IIM")  became the
   Portfolio  Manager  of the  Series.  From  August  13,  1996 to January 1, 1998,
   Equitable  Investment  Services  Inc.,  an affiliate  of IIM, was the  Portfolio
   Manager of the Series. Prior to August 13, 1996, the  Series had been advised by other Portfolio Managers.
+  Annualized
++ Non-annualized
#  Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

- ---------------------------------------------------
     FINANCIAL HIGHLIGHTS
- ---------------------------------------------------

                                  THE GCG TRUST
                           GLOBAL FIXED INCOME SERIES

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                      SIX MONTHS
                                                         ENDED          YEAR        PERIOD
                                                        6/30/00         ENDED        ENDED
                                                      (UNAUDITED)     12/31/99     12/31/98*#
                                                      -----------     --------     ----------
Net asset value, beginning of period ..............   $    10.06    $    11.17    $    10.47
                                                      ----------    ----------    ----------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income .............................         0.15          0.34          0.09
Net realized and unrealized gain/(loss)
  on investments and foreign currencies ...........        (0.32)        (1.30)         0.74
                                                      ----------    ----------    ----------
Total from investment operations ..................        (0.17)        (0.96)         0.83
                                                      ----------    ----------    ----------
LESS DISTRIBUTIONS:
Dividends from net investment income ..............           --         (0.14)        (0.09)
Dividends in excess of net investment income ......           --            --         (0.04)
Distributions from capital gains ..................           --            --            --
Distributions in excess of capital gains ..........           --         (0.01)           --
                                                      ----------    ----------    ----------
Total distributions ...............................           --         (0.15)        (0.13)
                                                      ----------    ----------    ----------
Net asset value, end of period ....................   $     9.89    $    10.06    $    11.17
                                                      ==========    ==========    ==========
Total return ......................................        (1.69)%++    (8.62)%         7.99%++
                                                      ==========    ==========    ==========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ..............   $   33,664   $   30,371    $   21,932
Ratio of operating expenses to average net assets           1.60%+       1.60%         1.74%+
Ratio of net investment income to average net assets        3.41%+       3.17%         2.37%+
Portfolio turnover rate ...........................          76%           87%           25%
- ------------------

*   The Global Fixed Income Series commenced operations on August 14, 1998.
+   Annualized
++  Non-annualized
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

- ---------------------------------------------------
    FINANCIAL HIGHLIGHTS
- ---------------------------------------------------

                                  THE GCG TRUST
                              FULLY MANAGED SERIES*

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                     SIX MONTHS
                                                        ENDED         YEAR          YEAR         YEAR         YEAR           YEAR
                                                       6/30/00        ENDED         ENDED        ENDED        ENDED          ENDED
                                                     (UNAUDITED)    12/31/99      12/31/98     12/31/97     12/31/96       12/31/95
                                                     -----------   ----------    ----------   ----------   ----------    -----------
Net asset value, beginning of period ...........      $    15.05   $    15.23    $    15.73   $   14.82    $    13.79    $   11.70
                                                      ----------   ----------    ----------   ---------    ----------    ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..........................            0.26         0.50          0.36        0.39          0.56         0.45
Net realized and unrealized gain on investments
   and foreign currencies ......................            0.36         0.53          0.55        1.86          1.69         1.98
                                                      ----------   ----------    ----------   ---------    ----------    ---------
Total from investment operations ...............            0.62         1.03          0.91        2.25          2.25         2.43
                                                      ----------   ----------    ----------   ---------    ----------    ---------
LESS DISTRIBUTIONS:
Dividends from net investment income ...........              --        (0.40)        (0.36)      (0.41)        (0.56)       (0.34)
Distributions from capital gains ...............              --        (0.81)        (1.05)      (0.93)        (0.66)          --
                                                      ----------   ----------    ----------   ---------    ----------    ---------
Total distributions ............................              --        (1.21)        (1.41)      (1.34)        (1.22)       (0.34)
                                                      ----------   ----------    ----------   ---------    ----------    ---------
Net asset value, end of period .................      $    15.67   $    15.05    $    15.23   $   15.73    $    14.82    $   13.79
                                                      ==========   ==========    ==========   =========    ==========    =========
Total return ...................................            4.12%++      6.92%         5.89%      15.27%        16.36%       20.80%
                                                      ==========   ==========    ==========   =========    ==========    =========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Net assets, end of period (in 000's) ...........      $  283,895   $  287,909    $  246,196   $ 169,987    $  136,660    $ 118,589
Ratio of operating expenses to average net assets           0.95%+       0.97%         0.98%       0.99%         1.00%        1.01%
Ratio of net investment income to average net assets.       3.28%+       3.45%         2.83%       2.67%         3.83%        3.41%
Portfolio turnover rate ........................              19%          36%           44%         48%           45%         113%
- ------------------

*   Since January 1, 1995, T. Rowe Price Associates, Inc. has served as Portfolio Manager for the Fully Managed Series.
    Prior to that date, a different firm served as Portfolio Manager.
+   Annualized
++  Non-annualized

                       See Notes to Financial Statements.

- ---------------------------------------------------
    FINANCIAL HIGHLIGHTS
- ---------------------------------------------------

                                  THE GCG TRUST
                               TOTAL RETURN SERIES

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                        SIX MONTHS
                                                           ENDED           YEAR          PERIOD
                                                          6/30/00          ENDED          ENDED
                                                        (UNAUDITED)      12/31/99      12/31/98*#
                                                       -------------    -----------    ------------
Net asset value, beginning of period .................     $    15.80      $    15.80     $    14.88
                                                           ----------      ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ................................           0.27            0.42           0.17
Net realized and unrealized gain on investments
  and foreign currencies .............................           0.16            0.11           0.86
                                                           ----------      ----------     ----------
Total from investment operations .....................           0.43            0.53           1.03
                                                           ----------      ----------     ----------
LESS DISTRIBUTIONS:
Dividends from net investment income .................             --           (0.31)         (0.11)
Distributions from capital gains .....................             --           (0.22)            --
                                                           ----------      ----------     ----------
Total distributions ..................................             --           (0.53)         (0.11)
                                                           ----------      ----------     ----------
Net asset value, end of period .......................     $    16.23      $    15.80     $    15.80
                                                           ==========      ==========     ==========
Total return .........................................           2.72%++         3.38%          6.90%++
                                                           ==========      ==========     ==========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .................     $  672,166      $  675,754     $  453,093
Ratio of operating expenses to average net assets ....           0.89%+          0.91%          0.98%+
Ratio of net investment income to average net assets             3.35%+          3.04%          2.95%+
Portfolio turnover rate ..............................             52%             81%            37%
- ------------------

*   The Total Return Series commenced operations on August 14, 1998.
+   Annualized
++  Non-annualized
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

- ---------------------------------------------------
   FINANCIAL HIGHLIGHTS
- ---------------------------------------------------

                                  THE GCG TRUST
                              EQUITY INCOME SERIES*

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                     SIX MONTHS
                                                        ENDED         YEAR         YEAR          YEAR         YEAR          YEAR
                                                       6/30/00        ENDED        ENDED         ENDED        ENDED         ENDED
                                                     (UNAUDITED)    12/31/99     12/31/98      12/31/97     12/31/96      12/31/95
                                                      ----------   ----------   ----------    ----------   ----------    ----------
Net asset value, beginning of period ..............   $   11.24    $    12.67    $    13.09   $    12.41   $    12.52    $    11.33
                                                      ---------    ----------    ----------   ----------   ----------    ----------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income .............................        0.12          0.27          0.49         0.57         0.56          0.58
Net realized and unrealized gain/(loss) on
    investments and foreign currencies ............       (0.43)        (0.39)         0.58         1.58         0.52          1.56
                                                      ---------    ----------    ----------   ----------   ----------    ----------
Total from investment operations ..................       (0.31)        (0.12)         1.07         2.15         1.08          2.14
                                                      ---------    ----------    ----------   ----------   ----------    ----------
LESS DISTRIBUTIONS:
Dividends from net investment income ..............          --         (0.29)        (0.50)       (0.55)       (0.58)        (0.45)
Distributions from capital gains ..................          --         (1.02)        (0.99)       (0.92)       (0.61)        (0.50)
                                                      ---------    ----------    ----------   ----------   ----------    ----------
Total distributions ...............................          --         (1.31)        (1.49)       (1.47)       (1.19)        (0.95)
                                                      ---------    ----------    ----------   ----------   ----------    ----------
Net asset value, end of period ....................   $   10.93    $    11.24    $    12.67   $    13.09   $    12.41    $    12.52
                                                      ==========   ==========    ==========   ==========   ==========    ==========
Total return ......................................       (2.76)%++     (0.72)%        8.26%       17.44%        8.77%        18.93%
                                                      ==========   ==========    ==========   ==========   ===========   ==========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ..............   $  257,381   $  277,354    $  278,074   $  264,599   $  272,791    $  307,691
Ratio of operating expenses to average net assets.          0.95%+       0.96%         0.98%        0.99%        1.00%         1.01%
Ratio of net investment income to average net assets        2.10%+       2.19%         3.63%        3.88%        3.86%         4.42%
Portfolio turnover rate ...........................           25%         122%           61%          79%         158%          187%
- ------------------

*   Since March 1, 1999, T. Rowe Price Associates, Inc. has served as the Portfolio Manager of the Series. Prior to that date a different firm served as Portfolio Manager. Along with this change was a name change from the Multiple Allocation
    Series to the Equity Income Series.
+   Annualized
++  Non-annualized

                       See Notes to Financial Statements.

- ---------------------------------------------------
    FINANCIAL HIGHLIGHTS
- ---------------------------------------------------

                                  THE GCG TRUST
                                INVESTORS SERIES

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                     PERIOD
                                                                      ENDED
                                                                    6/30/00*
                                                                   (UNAUDITED)
                                                                   -----------
Net asset value, beginning of period ...........................   $    10.00
                                                                   ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..........................................         0.03
Net realized and unrealized gain on
 investments and foreign currencies ............................         0.84
                                                                   ----------
Total from investment operations ...............................         0.87
                                                                   ----------
Net asset value, end of period .................................   $    10.87
                                                                   ==========
Total return ...................................................         8.70%++
                                                                   ==========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...........................   $   10,226
Ratio of operating expenses to average net assets ..............         1.00%+
Ratio of net investment income to average net assets ...........         1.36%+
Portfolio turnover rate ........................................          112%
- ------------------
*   The Investors Series commenced operations on February 1, 2000.
+   Annualized
++  Non-annualized

                       See Notes to Financial Statements.

- ---------------------------------------------------
    FINANCIAL HIGHLIGHTS
- ---------------------------------------------------

                                  THE GCG TRUST
                               VALUE EQUITY SERIES

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                    SIX MONTHS
                                                       ENDED          YEAR         YEAR           YEAR         YEAR         YEAR
                                                      6/30/00         ENDED        ENDED          ENDED        ENDED        ENDED
                                                    (UNAUDITED)     12/31/99     12/31/98       12/31/97     12/31/96     12/31/95*
                                                    -----------    ----------   ------------   ------------ ------------ ----------
Net asset value, beginning of period ...........    $    15.52     $    15.88    $    16.13   $   13.92    $    13.18    $ 10.00
                                                    ----------     ----------    ----------   ---------    ----------    -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ..........................          0.06           0.17          0.19        0.16          0.22       0.08
Net realized and unrealized gain/(loss) on
   investments and foreign currencies ..........         (0.58)         (0.09)         0.06        3.63          1.18       3.44
                                                    ----------     ----------    ----------   ---------    ----------    -------
Total from investment operations ...............         (0.52)          0.08          0.25        3.79          1.40       3.52
                                                    ----------     ----------    ----------   ---------    ----------    -------
LESS DISTRIBUTIONS:
Dividends from net investment income ...........            --          (0.15)        (0.18)      (0.18)        (0.19)     (0.06)
Distributions from capital gains ...............            --          (0.29)        (0.32)      (1.40)        (0.47)     (0.28)
                                                    ----------     ----------    ----------   ---------    ----------    -------
Total distributions ............................            --          (0.44)        (0.50)      (1.58)        (0.66)     (0.34)
                                                    ----------     ----------    ----------   ---------    ----------    -------
Net asset value, end of period .................    $    15.00     $    15.52    $    15.88   $   16.13    $    13.92    $ 13.18
                                                    ==========     ==========    ==========   =========    ==========    =======
Total return ...................................         (3.35)%++       0.51%         1.55%      27.28%        10.62%     35.21%++
                                                    ==========     ==========    ==========   =========    ==========    =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...........    $  159,430     $  141,595    $  129,784   $  80,048    $   44,620    $28,830
Ratio of operating expenses to average net assets         0.95%+         0.96%         0.98%       0.99%         1.00%      1.01%+
Ratio of net investment income to average net assets      0.99%+         1.11%         1.49%       1.31%         1.80%      1.53%+
Portfolio turnover rate ........................            48%            62%          124%        128%          131%        86%
- ------------------

*   The Value Equity Series commenced operations on January 3, 1995.
+   Annualized
++  Non-annualized

                       See Notes to Financial Statements.

- ---------------------------------------------------
    FINANCIAL HIGHLIGHTS
- ---------------------------------------------------

                                  THE GCG TRUST
                             RISING DIVIDENDS SERIES

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                 SIX MONTHS
                                                    ENDED         YEAR         YEAR          YEAR         YEAR           YEAR
                                                   6/30/00        ENDED        ENDED         ENDED        ENDED          ENDED
                                                 (UNAUDITED)    12/31/99     12/31/98      12/31/97     12/31/96#      12/31/95
                                                ------------   ----------   ----------    ----------   -----------    ----------
Net asset value, beginning of period ........     $    24.84   $    22.01    $    20.04    $    15.81   $    13.30      $  10.22
                                                  ----------   ----------    ----------    ----------   ----------      --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .......................           0.03         0.08          0.10          0.14         0.14          0.13
Net realized and unrealized gain on
   investments and foreign currencies .......           0.45         3.41          2.74          4.57         2.61          3.04
                                                  ----------   ----------    ----------    ----------   ----------      --------
Total from investment operations ............           0.48         3.49          2.84          4.71         2.75          3.17
                                                  ----------   ----------    ----------    ----------   ----------      --------
LESS DISTRIBUTIONS:
Dividends from net investment income ........             --        (0.07)        (0.10)        (0.13)       (0.13)        (0.09)
Distributions from capital gains ............             --        (0.59)        (0.77)        (0.35)       (0.11)           --
                                                  ----------   ----------    ----------    ----------   ----------      --------
Total distributions .........................             --        (0.66)        (0.87)        (0.48)       (0.24)        (0.09)
                                                  ----------   ----------    ----------    ----------   ----------      --------
Net asset value, end of period ..............     $    25.32   $    24.84    $    22.01    $    20.04   $    15.81      $  13.30
                                                  ==========   ==========    ==========    ==========   ==========      ========
Total return ................................           1.93%++     15.88%        14.13%        29.82%       20.65%        31.06%
                                                  ==========   ==========    ==========    ==========   ==========      ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ........     $  975,643   $  899,753    $  574,843    $  252,191   $  126,239      $ 81,210
Ratio of operating expenses to average net assets       0.95%+       0.96%         0.98%         0.99%        1.00%         1.01%
Ratio of net investment income to average net assets    0.30%+       0.40%         0.72%         0.96%        0.99%         1.24%
Portfolio turnover rate .....................             25%          27%           34%           26%          15%           43%
- ------------------

+   Annualized
++  Non-annualized
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

- ---------------------------------------------------
    FINANCIAL HIGHLIGHTS
- ---------------------------------------------------

                                  THE GCG TRUST
                             MANAGED GLOBAL SERIES*

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                               SIX MONTHS
                                                  ENDED          YEAR         YEAR          YEAR          YEAR         YEAR
                                                 6/30/00         ENDED        ENDED         ENDED         ENDED        ENDED
                                               (UNAUDITED)     12/31/99     12/31/98      12/31/97     12/31/96**#   12/31/95#
                                               -----------    ----------   ------------  ------------ ------------- ----------
Net asset value, beginning of period ........   $    19.96     $    14.19    $    11.46    $    11.13   $     9.96    $    9.26
                                                ----------     ----------    ----------    ----------   ----------      -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ................        (0.01)         (0.03)        (0.02)         0.02         0.04         0.05
Net realized and unrealized gain/(loss) on
   investments and foreign currencies .......        (0.14)          8.82          3.37          1.33         1.18         0.65
                                                ----------     ----------    ----------    ----------   ----------    ---------
Total from investment operations ............        (0.15)          8.79          3.35          1.35         1.22         0.70
                                                ----------     ----------    ----------    ----------   ----------    ---------
LESS DISTRIBUTIONS:
Dividends from net investment income ........           --             --         (0.05)        (0.17)          --           --
Dividends in excess of net investment income            --             --            --         (0.07)          --           --
Distributions from capital gains ............           --          (3.02)        (0.57)        (0.78)       (0.05)          --
                                                ----------     ----------    ----------    ----------   ----------    ---------
Total distributions .........................           --          (3.02)        (0.62)        (1.02)       (0.05)          --
                                                ----------     ----------    ----------    ----------   ----------    ---------
Net asset value, end of period ..............   $    19.81     $    19.96     $   14.19    $    11.46     $  11.13    $    9.96
                                                ==========     ==========    ==========    ==========   ==========    =========
Total return ................................        (0.75)%++      63.30%        29.31%        12.17%       12.27%        7.56%
                                                ==========     ==========    ==========    ==========   ==========    =========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ........   $  215,375     $  184,486    $  134,078    $  105,305   $   86,376    $  72,375
Ratio of operating expenses to average net assets     1.25%+         1.25%         1.26%         1.36%        1.26%        1.26%
Decrease reflected in above expense ratio due
   to expense limitations ...................           --             --            --            --           --         0.09%
Ratio of net investment income/(loss) to average
   net assets ...............................        (0.06)%+       (0.19)%       (0.17)%        0.06%        0.39%        0.51%
Portfolio turnover rate .....................           96%           168%          173%          199%         141%          44%
- ------------------

  *  Since February 1, 2000, Capital  Guardian Trust Co. has served as Portfolio
     Manager of the Series. Prior to that date, different firms served as Portfolio
     Manager.
 **  On September 3, 1996, the Managed  Global  Account of Separate  Account D of
     Golden  American Life  Insurance  Company was  reorganized  into the Trust.  Net investment  income and net realized  gains earned prior to September 3, 1996 are not subject to Internal  Revenue Code  distribution  requirements  for regulated investment companies. Financial highlights from prior periods have been restated
     to account for the entity as if it had been a regulated investment company since the commencement of operations.
  +  Annualized
 ++  Non-annualized
  #  Per share  numbers  have been  calculated  using the monthly  average  share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

- ---------------------------------------------------
    FINANCIAL HIGHLIGHTS
- ---------------------------------------------------

                                  THE GCG TRUST
                             LARGE CAP VALUE SERIES

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                     PERIOD
                                                                      ENDED
                                                                    6/30/00*
                                                                   (UNAUDITED)
                                                                   -----------
Net asset value, beginning of period .......................       $    10.00
                                                                   ----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income ......................................             0.01
Net realized and unrealized gain on investments
   and foreign currencies ..................................             0.68
                                                                   ----------
Total from investment operations ...........................             0.69
                                                                   ----------
Net asset value, end of period .............................       $    10.69
                                                                   ==========
Total return ...............................................             6.90%++
                                                                   ==========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .......................       $   44,342
Ratio of operating expenses to average net assets ..........             1.00%+
Ratio of net investment income to average net assets .......             0.55%+
Portfolio turnover rate ....................................                4%
- ------------------
*   The Large Cap Value Series commenced operations on February 1, 2000.
+   Annualized
++  Non-annualized

                       See Notes to Financial Statements.

- ---------------------------------------------------
    FINANCIAL HIGHLIGHTS
- ---------------------------------------------------

                                  THE GCG TRUST
                                 ALL CAP SERIES

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                     PERIOD
                                                                      ENDED
                                                                     6/30/00*
                                                                   (UNAUDITED)
                                                                   -----------
Net asset value, beginning of period ..........................    $    10.00
                                                                   ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .........................................          0.02
Net realized and unrealized gain on investments
  and foreign currencies ......................................          1.53
                                                                   ----------
Total from investment operations ..............................          1.55
                                                                   ----------
Net asset value, end of period ................................    $    11.55
                                                                   ==========
Total return ..................................................         15.50%++
                                                                   ==========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ..........................    $   19,725
Ratio of operating expenses to average net assets .............          1.00%+
Ratio of net investment income to average net assets ..........          1.21%+
Portfolio turnover rate .......................................            27%
- ------------------
*   The All Cap Series commenced operations on February 1, 2000.
+   Annualized
++  Non-annualized

                       See Notes to Financial Statements.

- ---------------------------------------------------
    FINANCIAL HIGHLIGHTS
- ---------------------------------------------------

                                  THE GCG TRUST
                                 RESEARCH SERIES

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                  SIX MONTHS
                                                     ENDED            YEAR           PERIOD
                                                    6/30/00           ENDED           ENDED
                                                  (UNAUDITED)       12/31/99       12/31/98*#
                                                  ------------     -----------     ------------
Net asset value, beginning of period              $       24.81    $      20.31     $    17.75
                                                  -------------    ------------     ----------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ...................          (0.01)           0.01           0.02
Net realized and unrealized gain on investments
   and foreign currencies ......................           1.53            4.90           2.56
                                                  -------------    ------------     ----------
Total from investment operations ...............           1.52            4.91           2.58
                                                  -------------    ------------     ----------
LESS DISTRIBUTIONS:
Dividends from net investment income ...........             --           (0.01)         (0.01)
Distributions in excess of net investment income             --              --          (0.01)
Distributions from capital gains ...............             --           (0.40)            --
                                                  -------------    ------------     ----------
Total distributions ............................             --           (0.41)         (0.02)
                                                  -------------    ------------     ----------
Net asset value, end of period .................  $       26.33    $      24.81     $    20.31
                                                  =============    ============     ==========
Total return ...................................           6.13%++        24.23%         14.54%++
                                                  =============    ============     ==========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...........  $   1,169,826    $  1,014,656     $  613,771
Ratio of operating expenses to average net assets          0.89%+          0.91%          0.94%+
Ratio of net investment income/(loss) to
   average net assets ..........................          (0.04)%+         0.02%          0.23%+
Portfolio turnover rate ........................             51%             89%            35%
- ------------------

*   The Research Series commenced operations on August 14, 1998.
+   Annualized
++  Non-annualized
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

- ---------------------------------------------------
    FINANCIAL HIGHLIGHTS
- ---------------------------------------------------

                                  THE GCG TRUST
                          CAPITAL APPRECIATION SERIES*

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                  SIX MONTHS
                                                     ENDED          YEAR         YEAR          YEAR         YEAR          YEAR
                                                     6/30/00       ENDED        ENDED         ENDED        ENDED         ENDED
                                                  (UNAUDITED)     12/31/99     12/31/98      12/31/97     12/31/96      12/31/95
                                                  -----------    ----------   ----------    ----------   ----------    ---------
Net asset value, beginning of period ........     $   20.02        $    18.09     $   17.65   $   15.06    $   13.51     $   11.34
                                                  ----------       ----------     ---------   ---------    ---------     ---------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ................         (0.01)            (0.01)         0.15        0.16         0.16          0.19
Net realized and unrealized gain/(loss) on
   investments and foreign currencies .......         (0.13)             4.38          2.07        4.19         2.57          3.22
                                                  ---------        ----------     ---------   ---------    ---------     ---------
Total from investment operations ............         (0.14)             4.37          2.22        4.35         2.73          3.41
                                                  ---------        ----------     ---------   ---------    ---------     ---------
LESS DISTRIBUTIONS:
Dividends from net investment income ........            --             (0.03)        (0.15)      (0.16)       (0.17)        (0.15)
Distributions from capital gains ............            --             (2.41)        (1.63)      (1.60)       (1.01)        (1.09)
                                                  ---------        ----------     ---------   ---------    ---------     ---------
Total distributions .........................            --             (2.44)        (1.78)      (1.76)       (1.18)        (1.24)
                                                  ---------        ----------     ---------   ---------    ---------     ---------
Net asset value, end of period ..............     $   19.88        $    20.02    $    18.09   $   17.65   $    15.06     $   13.51
                                                  =========        ==========    ==========   =========    =========     =========
Total return ................................         (0.70)%++         24.64%        12.68%      28.95%       20.26%        30.16%
                                                  =========        ==========    ==========   =========    =========     ==========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ........     $ 509,369        $  411,898    $  263,313   $ 193,986   $  148,752     $ 122,227
Ratio of operating expenses to average net assets      0.95%+            0.96%         0.98%       0.99%        1.00%         1.01%
Ratio of net investment income/(loss) to average
  net assets ................................         (0.10)%+          (0.05)%        0.95%       0.95%        1.12%         1.53%
Portfolio turnover rate .....................            31%              126%           64%         51%          64%           98%
- ------------------

*   Since April 1, 1999 A I M Capital Management, Inc. has served as the Portfolio Manager for the Capital Appreciation Series. Prior to that date, a different firm served as
    Portfolio Manager.
+   Annualized
++  Non-annualized

                       See Notes to Financial Statements.

- ---------------------------------------------------
    FINANCIAL HIGHLIGHTS
- ---------------------------------------------------

                                  THE GCG TRUST
                             CAPITAL GROWTH SERIES**

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                    SIX MONTHS
                                                                       ENDED           YEAR          PERIOD
                                                                      6/30/00          ENDED          ENDED
                                                                    (UNAUDITED)      12/31/99      12/31/98*#
                                                                   -------------    ----------    ------------
Net asset value, beginning of period ..........................    $   18.52        $   15.62       $    14.24
                                                                   ---------        ---------       ----------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ..................................        (0.04)              --             0.09
Net realized and unrealized gain/(loss) on
   investments and foreign currencies .........................        (1.47)            3.96             1.36
                                                                   ---------        ---------       ----------
Total from investment operations ..............................        (1.51)            3.96             1.45
                                                                   ---------        ---------       ----------
LESS DISTRIBUTIONS:
Dividends from net investment income ..........................           --            (0.02)           (0.07)
Distributions in excess of net investment income ..............           --            (0.01)              --
Distributions from capital gains ..............................           --            (1.03)              --
                                                                   ---------        ---------       ----------
Total distributions ...........................................           --            (1.06)           (0.07)
                                                                   ---------        ---------       ----------
Net asset value, end of period ................................    $   17.01        $   18.52       $    15.62
                                                                   =========        =========       ==========
Total return ..................................................        (8.15)%++        25.56%           10.19%++
                                                                   =========        =========       ==========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ..........................    $ 591,637        $ 567,628       $  298,839
Ratio of operating expenses to average net assets .............         1.00%+           1.05%            1.08%+
Ratio of net investment income/(loss) to average net assets ...        (0.50)%+          0.00%            1.86%+
Portfolio turnover rate .......................................           29%             185%              92%
- ------------------

  *  The Capital Growth Series commenced operations on August 14, 1998.
 **  Since March 1, 1999, Alliance Capital Management, L.P. has served as Portfolio Manager for the Capital Growth Series. Prior to that date, a different firm served as Portfolio
     Manager. Prior to July 1, 1999, the Capital Growth Series was named the Growth & Income Series.
  +  Annualized
 ++  Non-annualized
  #  Per share  numbers  have been  calculated  using the monthly  average  share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

- ---------------------------------------------------
    FINANCIAL HIGHLIGHTS
- ---------------------------------------------------

                                  THE GCG TRUST
                            STRATEGIC EQUITY SERIES**

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                   SIX MONTHS
                                                      ENDED          YEAR           YEAR         YEAR          YEAR        PERIOD
                                                     6/30/00         ENDED          ENDED        ENDED         ENDED        ENDED
                                                   (UNAUDITED)     12/31/99       12/31/98     12/31/97     12/31/96##    12/31/95*
                                                  ------------    ----------   -----------   ----------    ------------   ----------
Net asset value, beginning of period ..........   $    19.95     $    12.82    $    13.63    $   11.68     $   10.01     $ 10.00
                                                  ----------     ----------    ----------    ---------     ---------     -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ..................        (0.02)         (0.03)         0.16         0.20          0.23        0.06
Net realized and unrealized gain/(loss) on
   investments and foreign currencies .........         2.23           7.24         (0.07)        2.49          1.71       (0.03)#
                                                  ----------     ----------    ----------    ---------     ---------     -------
Total from investment operations ..............         2.21           7.21          0.09         2.69          1.94        0.03
                                                  ----------     ----------    ----------    ---------     ---------     -------
LESS DISTRIBUTIONS:
Dividends from net investment income ..........           --          (0.02)        (0.16)       (0.19)        (0.14)      (0.02)
Distributions from capital gains ..............           --          (0.06)        (0.59)       (0.55)        (0.13)         --
Distributions in excess of capital gains ......           --             --         (0.15)          --            --          --
                                                  ----------     ----------    ----------    ---------      --------     -------
Total distributions ...........................           --          (0.08)        (0.90)       (0.74)        (0.27)      (0.02)
                                                  ----------     ----------    ----------    ---------      --------     -------
Net asset value, end of period ................   $    22.16     $    19.95    $    12.82    $   13.63      $  11.68     $ 10.01
                                                  ==========     ==========    ==========    =========      ========     =======
Total return ..................................        11.08%++       56.24%         0.84%       23.16%        19.39%       0.33%++
                                                  ==========     ==========    ==========    =========      ========     =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ..........   $  383,965     $  205,799    $   73,261    $  51,789      $ 30,423     $ 8,067
Ratio of operating expenses to average net assets       0.95%+         0.96%         0.99%        0.99%         1.00%       1.00%+
Ratio of net investment income/(loss)
   to average net assets ......................        (0.24)%+       (0.14)%        1.46%        1.88%         2.05%       4.04%+
Portfolio turnover rate .......................          100%           176%          139%         105%          133%         29%
- ------------------

  *  The Strategic Equity Series commenced operations on October 2, 1995.
 **  Since March 1, 1999 A I M Capital  Management,  Inc. has served as Portfolio
     Manager for the Strategic  Equity  Series.  Prior to that date, a different firm served as Portfolio Manager.
  +  Annualized
 ++  Non-annualized
  #  The amount shown may not accord with the change in the  aggregate  gains and losses of portfolio  securities  due to timing of sales and redemption of Series shares.
 ##  Per share  numbers  have been  calculated  using the monthly  average  share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

- ---------------------------------------------------
    FINANCIAL HIGHLIGHTS
- ---------------------------------------------------

                                  THE GCG TRUST
                              MID-CAP GROWTH SERIES

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                      SIX MONTHS
                                                                         ENDED              YEAR          PERIOD
                                                                        6/30/00             ENDED          ENDED
                                                                      (UNAUDITED)         12/31/99      12/31/98*#
                                                                     -------------       -----------    ------------
Net asset value, beginning of period ..........................    $       29.59        $    18.10        $   15.68
                                                                   -------------        ----------        ---------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ..................................            (0.07)            (0.03)            0.01
Net realized and unrealized gain on investments
   and foreign currencies .....................................             6.92             14.22             2.52
                                                                   -------------        ----------        ---------
Total from investment operations ..............................             6.85             14.19             2.53
                                                                   -------------        ----------        ---------
LESS DISTRIBUTIONS:
Dividends from net investment income ..........................               --                --            (0.01)
Distributions from capital gains ..............................               --             (2.70)           (0.10)
                                                                   -------------        ----------        ---------
Total distributions ...........................................               --             (2.70)           (0.11)
                                                                   -------------        ----------        ---------
Net asset value, end of period ................................    $       36.44        $    29.59       $    18.10
                                                                   =============        ==========       ==========
Total return ..................................................            23.15%++          79.05%           16.12%++
                                                                   =============        ==========       ==========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ..........................    $   1,472,189        $  781,807       $  252,022
Ratio of operating expenses to average net assets                           0.88%+            0.91%            0.95%+
Ratio of net investment income/(loss) to average net assets ...            (0.54)%+          (0.21)%           0.15%+
Portfolio turnover rate .......................................               74%              159%              55%
- ------------------

*   The Mid-Cap Growth Series commenced operations on August 14, 1998.
+   Annualized
++  Non-annualized
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

- ---------------------------------------------------
    FINANCIAL HIGHLIGHTS
- ---------------------------------------------------

                                  THE GCG TRUST
                               SMALL CAP SERIES**

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                        SIX MONTHS
                                                           ENDED         YEAR          YEAR          YEAR         PERIOD
                                                          6/30/00       ENDED         ENDED         ENDED         ENDED
                                                        (UNAUDITED)    12/31/99      12/31/98      12/31/97      12/31/96*
                                                        -----------   ---------     ----------    ----------    -----------
Net asset value, beginning of period ..............     $    23.44    $   16.03     $    13.25     $  12.01      $  10.00
                                                        ----------    ---------     ----------     --------      --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ......................           0.02        (0.07)         (0.03)       (0.03)        (0.01)
Net realized and unrealized gain on investments
   and foreign currencies .........................           1.59         8.17           2.81         1.27          2.02
                                                        ----------    ---------     ----------     --------      --------
Total from investment operations ..................           1.61         8.10           2.78         1.24          2.01
                                                        ----------    ---------     ----------     --------      --------
LESS DISTRIBUTIONS:
Distributions from capital gains ..................             --        (0.69)            --           --            --
                                                        ----------    ---------     ----------     --------      --------
Net asset value, end of period ....................     $    25.05    $   23.44     $    16.03     $  13.25      $  12.01
                                                        ==========    =========     ==========     ========      ========
Total return ......................................           6.87%++     50.61%         20.98%       10.32%        20.10%++
                                                        ==========    =========     ==========     ========      ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ..............     $  545,283    $ 367,637     $  147,696     $ 66,396      $ 34,365
Ratio of operating expenses to average net assets             0.95%+       0.96%          0.99%        0.99%         0.99%+
Ratio of net investment income/(loss) to average net assets   0.20%+      (0.49)%        (0.32)%      (0.34)%       (0.08)%+
Portfolio turnover rate ...........................             99%         132%           133%         130%          117%
- ------------------

  *  The Small Cap Series commenced operations on January 3, 1996.
 **  Since February 1, 2000, Capital Guardian Trust Co. has served as Portfolio Manager for the Small Cap Series. Prior to that date, a different firm served as Portfolio Manager.
  +  Annualized
 ++  Non-annualized

                       See Notes to Financial Statements.

- ---------------------------------------------------
    FINANCIAL HIGHLIGHTS
- ---------------------------------------------------

                                  THE GCG TRUST
                                 GROWTH SERIES**

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                             SIX MONTHS
                                                                ENDED           YEAR           PERIOD
                                                               6/30/00          ENDED           ENDED
                                                             (UNAUDITED)      12/31/99       12/31/98*#
                                                            -------------    -----------     ------------
Net asset value, beginning of period ...................    $      27.49     $     15.62     $    13.63
                                                            ------------     -----------     ----------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ...........................            0.01           (0.03)         (0.03)
Net realized and unrealized gain/(loss) on
   investments and foreign currencies ..................           (0.91)          12.23           2.02
                                                            ------------     -----------     ----------
Total from investment operations .......................           (0.90)          12.20           1.99
                                                            ------------     -----------     ----------
LESS DISTRIBUTIONS:
Distributions from capital gains .......................              --           (0.33)            --
                                                            ------------     -----------     ----------
Net asset value, end of period .........................    $      26.59     $     27.49     $    15.62
                                                            ============     ===========     ==========
Total return ...........................................           (3.27)%++       78.13%         14.60%++
                                                            ============     ===========     ==========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...................    $  1,909,490     $ 1,416,872       $231,216
Ratio of operating expenses to average net assets ......            0.99%+          1.04%          1.09%+
Ratio of net investment income/(loss) to average net assets         0.00%+         (0.40)%        (0.58)%+
Portfolio turnover rate ................................              24%            116%            88%
- ------------------

  *  The Growth Series commenced operations on August 14, 1998.
 **  Since  March 1, 1999,  Janus  Capital  Corporation  has served as  Portfolio
     Manager for the Growth  Series.  Prior to that date, a different  firm served as
     Portfolio  Manager.  Along with this  change was a name  change from the Value +
     Growth Series to the Growth Series.
  +  Annualized
 ++  Non-annualized
  # Per share  numbers  have been  calculated  using the monthly  average  share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

- ---------------------------------------------------
    FINANCIAL HIGHLIGHTS
- ---------------------------------------------------

                                  THE GCG TRUST
                               REAL ESTATE SERIES*

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                      SIX MONTHS
                                                         ENDED         YEAR          YEAR         YEAR          YEAR        YEAR
                                                        6/30/00        ENDED         ENDED        ENDED         ENDED       ENDED
                                                      (UNAUDITED)    12/31/99      12/31/98     12/31/97      12/31/96    12/31/95
                                                      -----------   ----------    ----------   ----------    ----------  ----------
Net asset value, beginning of period ...............   $    12.12   $    13.58    $    18.27   $     15.98  $    12.63   $  11.29
                                                       ----------   ----------    ----------   -----------  ----------   --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ..............................         0.52         0.84          0.83          0.69        0.70       0.75
Net realized and unrealized gain/(loss)
   on investments and foreign currencies ...........         1.40        (1.39)        (3.34)         2.93        3.70       1.12
                                                       ----------   ----------    ----------   -----------  ----------   --------
Total from investment operations ...................         1.92        (0.55)        (2.51)         3.62        4.40       1.87
                                                       ----------   ----------    ----------   -----------  ----------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income ...............           --        (0.54)        (0.66)        (0.63)      (0.77)     (0.53)
Distributions from capital gains ...................           --        (0.37)        (1.52)        (0.70)      (0.28)        --
                                                       ----------   ----------    ----------   -----------  ----------   --------
Total distributions ................................           --        (0.91)        (2.18)        (1.33)      (1.05)     (0.53)
                                                       ----------   ----------    ----------   -----------  ----------   --------
Net asset value, end of period .....................   $    14.04     $  12.12      $  13.58      $  18.27  $    15.98   $  12.63
                                                       ==========   ==========    ==========   ===========  ==========   ========
Total return .......................................        15.84%++     (3.81)%      (13.45)%       22.79%      35.30%     16.59%
                                                       ==========   ==========    ==========   ===========  ==========   ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...............   $   64,795      $56,906       $69,911       $75,530  $   51,135   $ 34,975
Ratio of operating expenses to average net assets ..         0.95%+       0.96%         0.99%         0.99%       1.00%      1.01%
Ratio of net investment income to average net assets         5.56%+       5.61%         5.26%         4.49%       5.53%      5.79%
Portfolio turnover rate ............................           32%          36%           29%           41%         31%        53%
- ------------------

*   Since May 1, 2000, The Prudential Investment Corporation has served as Portfolio Manager for the Real Estate Series. Prior to that date, a different firm served as Portfolio Manager.
+   Annualized
++  Non-annualized

                       See Notes to Financial Statements.

- ---------------------------------------------------
    FINANCIAL HIGHLIGHTS
- ---------------------------------------------------

                                  THE GCG TRUST
                               HARD ASSETS SERIES*

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                               SIX MONTHS
                                                  ENDED         YEAR         YEAR         YEAR          YEAR         YEAR
                                                 6/30/00        ENDED        ENDED        ENDED         ENDED        ENDED
                                               (UNAUDITED)    12/31/99     12/31/98     12/31/97      12/31/96     12/31/95
                                               -----------   ---------    ----------   ----------    ----------   ----------
Net asset value, beginning of period ........    $ 11.76     $   9.60      $  15.05      $  17.85     $  15.04      $  13.88
                                                 -------     --------      --------      --------     --------      --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income .......................       0.06         0.12          0.26          0.14         0.05          0.15
Net realized and unrealized gain/(loss)
   on investments and foreign currencies ....      (0.80)        2.12         (4.73)         0.99         4.92          1.34
                                                 -------     --------      --------      --------     --------      --------
Total from investment operations ............      (0.74)        2.24         (4.47)         1.13         4.97          1.49
                                                 -------     --------      --------      --------     --------      --------
LESS DISTRIBUTIONS:
Dividends from net investment income ........         --        (0.08)        (0.26)        (0.13)       (0.07)        (0.13)
Distributions from capital gains ............         --           --         (0.72)        (3.80)       (2.09)        (0.20)
                                                 -------     --------      --------      --------     --------      --------
Total distributions .........................         --        (0.08)        (0.98)        (3.93)       (2.16)        (0.33)
                                                 -------     --------      --------      --------     --------      --------
Net asset value, end of period ..............    $ 11.02      $ 11.76      $   9.60       $ 15.05     $  17.85      $  15.04
                                                 =======     ========      ========      ========     ========      ========
Total return ................................      (6.29)%++    23.36%       (29.58)%        6.22%       33.17%        10.69%
                                                 =======     ========      ========      ========     ========      ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ........    $43,279     $ 40,291      $ 30,530      $ 46,229     $ 43,903      $ 27,147
Ratio of operating expenses to average net assets   0.95%+       0.96%         1.00%         0.99%        1.00%         1.01%
Ratio of net investment income to average
   net assets ...............................       1.21%+       1.07%         1.99%         0.76%        0.34%         0.89%
Portfolio turnover rate .....................         86%         204%          178%          124%          96%           24%
- ------------------

*  Prior to January  23,  1997,  the Hard  Assets  Series  was named the  Natural
   Resources Series. Since March 1, 1999, Baring  International  Investment Limited
   has served as Portfolio Manager for the Hard Assets Series.  Prior to that date, a different firm served as Portfolio Manager.
+  Annualized
++ Non-annualized

                       See Notes to Financial Statements.

- ---------------------------------------------------
    FINANCIAL HIGHLIGHTS
- ---------------------------------------------------

                                  THE GCG TRUST
                            DEVELOPING WORLD SERIES**

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                            SIX MONTHS
                                                               ENDED           YEAR           PERIOD
                                                              6/30/00          ENDED           ENDED
                                                            (UNAUDITED)      12/31/99#      12/31/98*#
                                                           -------------    -----------    ------------
Net asset value, beginning of period ...................     $  11.56       $    7.37    $  10.00
                                                             --------       ---------    --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ...........................        (0.01)           0.08        0.04
Net realized and unrealized gain/(loss) on
   investments and foreign currencies ..................        (0.94)           4.44       (2.67)
                                                             --------       ---------    --------
Total from investment operations .......................        (0.95)           4.52       (2.63)
                                                             --------       ---------    --------
LESS DISTRIBUTIONS:
Dividends from net investment income ...................           --           (0.10)         --
Distributions in excess of net investment income .......           --           (0.03)         --
Distributions from capital gains .......................           --           (0.20)         --
                                                             --------       ---------    --------
Total distributions ....................................           --           (0.33)         --
                                                             --------       ---------    --------
Net asset value, end of period .........................      $ 10.61       $   11.56     $  7.37
                                                             ========       =========    ========
Total return ...........................................        (8.22)%++       61.66%     (26.27)%++
                                                             ========       =========    ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...................     $ 78,745       $  62,616    $  8,797
Ratio of operating expenses to average net assets ......         1.75%+          1.75%       1.83%+
Ratio of net investment income/(loss) to average
   net assets ..........................................        (0.43)%+         0.85%       0.69%+
Portfolio turnover rate ................................           75%            135%         67%
- ------------------

  *  The Developing World Series commenced operations on February 18, 1998.
 **  Since March 1, 1999, Baring  International  Investment Limited has served as
     Portfolio  Manager  for the  Developing  World  Series.  Prior to that  date,  a different firm served as Portfolio Manager.
  +  Annualized
 ++  Non-annualized
  #  Per share  numbers  have been  calculated  using the monthly  average  share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

- ---------------------------------------------------
    FINANCIAL HIGHLIGHTS
- ---------------------------------------------------

                                  THE GCG TRUST
                            EMERGING MARKETS SERIES*

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                     SIX MONTHS
                                                        ENDED         YEAR          YEAR         YEAR          YEAR         YEAR
                                                       6/30/00        ENDED         ENDED        ENDED         ENDED       ENDED
                                                     (UNAUDITED)    12/31/99#     12/31/98     12/31/97      12/31/96    12/31/95
                                                    ------------  ------------   ----------   ----------    ----------  ----------
Net asset value, beginning of period .............   $    12.25    $     6.68    $    8.80    $    9.72    $    9.06    $   10.08
                                                     ----------    ----------    ---------    ---------    ---------    ---------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) .....................        (0.03)         0.07         0.06        (0.01)        0.04         0.04
Net realized and unrealized gain/(loss) on investments
   and foreign currencies ........................        (1.01)         5.62        (2.18)       (0.90)        0.62        (1.06)
                                                     ----------    ----------    ---------    ---------    ---------    ---------
Total from investment operations .................        (1.04)         5.69        (2.12)       (0.91)        0.66        (1.02)
                                                     ----------    ----------    ---------    ---------    ---------    ---------
LESS DISTRIBUTIONS:
Dividends from net investment income .............           --         (0.08)          --        (0.01)          --           --
Distributions in excess of net investment income             --         (0.01)          --           --           --           --
Return of capital ................................           --         (0.03)          --           --           --           --
                                                     ----------    ----------    ---------    ---------    ---------    ---------
Total distributions ..............................           --         (0.12)          --        (0.01)          --           --
                                                     ----------    ----------    ---------    ---------    ----------   ---------
Net asset value, end of period ...................   $    11.21    $    12.25    $    6.68    $    8.80    $    9.72     $   9.06
                                                     ==========    ==========    =========    =========    ==========   =========
Total return .....................................        (8.49)%++     85.30%      (24.09)%      (9.37)%       7.28%      (10.11)%
                                                     ==========    ==========    =========    =========    ==========   =========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .............   $   38,170    $   44,949    $  26,028    $  39,436    $  51,510    $  47,974
Ratio of operating expenses to average net assets          1.75%+        1.75%        1.83%        1.80%        1.55%        1.53%
Ratio of net investment income/(loss) to average
   net assets ....................................        (0.49)%+       0.82%        0.83%       (0.09)%       0.38%        0.40%
Portfolio turnover rate ..........................          120%          183%         108%         170%         136%         141%
- ------------------

*   Since March 16, 2000, Baring International Investment Limited has served as Portfolio
    Manager for the Emerging Markets Series. Prior to that date, a different firm served as
    Portfolio Manager.
+   Annualized
++  Non-annualized
#   Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

- ---------------------------------------------------
    FINANCIAL HIGHLIGHTS
- ---------------------------------------------------

                                  THE GCG TRUST
                             MARKET MANAGER SERIES*

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                      SIX MONTHS
                                                         ENDED         YEAR         YEAR          YEAR          YEAR        YEAR
                                                        6/30/00        ENDED        ENDED         ENDED         ENDED       ENDED
                                                      (UNAUDITED)    12/31/99     12/31/98      12/31/97      12/31/96    12/31/95
                                                    --------------  ----------- -----------   ----------    -----------  ----------
Net asset value, beginning of period ............    $    19.40    $    19.62    $   16.47    $   13.22    $   12.03    $    10.02
                                                     ----------    ----------    ---------    ---------    ---------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...........................          0.14          0.34         0.32         0.36         0.46          0.37
Net realized and unrealized gain on investments and
   foreign currencies ...........................          0.43          2.82         3.69         4.11         1.89          2.06
                                                     ----------    ----------    ---------    ---------    ---------    ----------
Total from investment operations ................          0.57          3.16         4.01         4.47         2.35          2.43
                                                     ----------    ----------    ---------    ---------    ---------    ----------
LESS DISTRIBUTIONS:
Dividends from net investment income ............            --         (0.34)       (0.32)       (0.36)       (0.46)        (0.37)
Distributions from capital gains ................            --         (3.04)       (0.54)       (0.86)       (0.70)        (0.05)
                                                     ----------    ----------    ---------    ---------    ---------    ----------
Total distributions .............................            --         (3.38)       (0.86)       (1.22)       (1.16)        (0.42)
                                                     ----------    ----------    ---------    ---------    ---------    ----------
Net asset value, end of period ..................        $19.97    $    19.40    $   19.62    $   16.47    $   13.22    $    12.03
                                                     ==========    ==========    =========    ==========   ==========   ==========
Total return ....................................          2.94%++      16.59%       24.55%       33.82%       19.40%        24.33%
                                                     ==========    ==========    =========    ==========   ==========   ==========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ............    $    6,928    $    7,319    $   8,139    $   6,791    $   5,585    $    5,952
Ratio of operating expenses to average net assets          1.00%+        1.00%        1.01%        1.01%        1.02%         0.89%
Decrease reflected in above expense ratio due
   to expense limitations .......................            --            --           --           --           --          0.13%
Ratio of net investment income to average net assets       1.39%+        1.57%        1.78%        2.19%        3.06%         3.42%
Portfolio turnover rate .........................            --            --           --           --           --             5%
- ------------------

*  On  January  2,  1998,  ING  Investment  Management,  LLC  ("IIM")  became the
   Portfolio  Manager  of the  Series.  From  March 3,  1997 to  January  1,  1998,
   Equitable  Investment  Services,  Inc.,  an affiliate of IIM, was the  Portfolio
   Manager of the Series.  Prior to March 3, 1997,  the Series had been  advised by other Portfolio Managers.
+  Annualized
++ Non-annualized

                       See Notes to Financial Statements.

- ---------------------------------------------------
    PORTFOLIO OF INVESTMENTS
- ---------------------------------------------------

                                  THE GCG TRUST
                               LIQUID ASSET SERIES

                            JUNE 30, 2000 (UNAUDITED)

   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
   ---------                                         --------
CERTIFICATES OF DEPOSIT -- 9.6%
              Barclays Bank Plc, NY:
$10,000,000    6.580% due 07/03/2000 ...........    $10,000,006
 15,000,000    6.620% due 07/31/2000 ...........     15,000,124
 10,000,000   Societe Generale, NY,
               6.580% due 07/03/2000 ...........     10,000,000
  8,000,000   Toronto Dominion Bank, NY,
               7.200% due 05/09/2001 ...........      8,000,000
  8,000,000   UBS Finance AG, (CT),
               6.875%++ due 03/27/2001 .........      7,999,162
                                                    -----------
              Total Certificates of Deposit
               (Cost $50,999,292) ..............     50,999,292
                                                    -----------
CORPORATE DEBT SECURITIES -- 27.8%
   ASSET BACKED SECURITIES -- 0.4%
  2,143,631   Heller Equipment Asset Receivables
               Trust,
               6.129% due 01/06/2001 ...........      2,143,631
                                                    -----------
   COMMUNICATIONS -- 4.7%
              AT&T Corporation:
  5,000,000    6.240%++ due 07/13/2000 .........      4,999,934
 10,000,000    6.566%++ due 03/08/2001 .........      9,999,339
 10,000,000   SBC Communications, Inc.,
               6.684%++ due 05/15/2001 .........     10,000,000
                                                    -----------
                                                     24,999,273
                                                    -----------
   DEPOSITORY INSTITUTIONS -- 7.1%
              Bank of America NA:
  8,000,000    7.120% due 06/21/2001 ...........      8,000,000
  5,000,000    6.630% due 07/17/2000 ...........      5,000,000
              Bank One NA Illinois,
  6,000,000    6.253%++ due 10/20/2000 .........      5,998,362
  5,000,000    6.760% due 10/20/2000 ...........      5,000,000
  9,000,000    7.160% due 06/26/2001 ...........      8,999,161
  5,000,000   CitiGroup, Inc.,
               6.623%++ due 04/04/2001 .........      5,000,000
                                                    -----------
                                                     37,997,523
                                                    -----------
   FOOD AND KINDRED PRODUCTS -- 1.9%
 10,000,000   General Mills, Inc.,
               6.680% due 02/09/2001 ...........      9,997,258
                                                    -----------
   MANUFACTURING -- 1.9%
 10,000,000   Caterpillar Financial Services
               Corporation,
               6.879%++ due 05/22/2001 .........     10,007,747
                                                    -----------
   MISCELLANEOUS BUSINESS CREDIT INSTITUTIONS -- 1.2%
  3,000,000   International Business Machines
               Credit Corporation,
               5.898% due 08/07/2000 ...........      2,999,906
  3,300,000   Xerox Credit Corporation,
               5.635% due 07/14/2000 ...........      3,299,927
                                                    -----------
                                                      6,299,833
                                                    -----------
   PERSONAL CREDIT INSTITUTIONS -- 5.5%
  4,400,000   American General Finance
               Corporation,
               6.125%++ due 09/15/2000 .........      4,399,127
  4,000,000   Ford Motor Credit Corporation,
               6.729%++ due 08/18/2000 .........      3,999,575
  5,000,000   General Motors Acceptance
               Corporation,
               6.375%++ due 10/30/2000 .........      4,998,401
              Household Finance Corporation:
  8,000,000    6.745%++ due 03/29/2001 .........      8,000,000
  8,000,000    6.715%++ due 07/20/2001 .........      7,994,160
                                                    -----------
                                                     29,391,263
                                                    -----------

   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
   -----------                                         --------
   RETAIL -- 1.5%
$ 8,000,000   Wal-Mart Stores, Inc.,
               5.955%++ due 06/01/2001 .........    $ 7,898,527
                                                    -----------
   SECURITY BROKERS -- 1.7%
              Merrill Lynch & Company, Inc.:
  3,000,000    6.740% due 02/07/2001 ...........      2,999,828
  6,000,000    6.770% due 02/23/2001 ...........      6,000,000
                                                    -----------
                                                      8,999,828
                                                    -----------
   TRANSPORATION EQUIPMENT -- 1.9%
 10,000,000   DaimlerChrysler NA Holdin
               Corporation,
               6.689%++ due 02/22/2001 .........      9,995,722
                                                    -----------
              Total Corporate Debt Securities
               (Cost $147,730,605) .............    147,730,605
                                                    -----------
COMMERCIAL PAPER -- 61.8%
   ASSET BACKED SECURITIES -- 18.4%
              Ciesco LP:
 10,000,000    6.655%(double dagger)
               due 07/10/2000 ..................      9,983,800
 10,000,000    6.675%(double dagger)
               due 08/07/2000 ..................      9,933,400
 10,000,000   Corporate Asset Funding Company,
               6.783%(double dagger)
               due 08/24/2000 ..................      9,900,700
 10,000,000   Delaware Funding Corporation,
               6.729%(double dagger)
               due 07/19/2000 ..................      9,967,250
              Park Avenue Receivables:
 10,000,000    6.706%(double dagger)
               due 07/12/2000 ..................      9,979,986
 10,000,000    6.654%(double dagger)
               due 07/21/2000 ..................      9,963,444
              Preferred Receivables Funding:
 10,000,000    6.759%(double dagger)
               due 07/05/2000 ..................      9,992,689
 10,000,000    6.727%(double dagger)
               due 08/10/2000 ..................      9,926,667
              Windmill Funding Corporation:
 10,000,000    6.697%(double dagger)
               due 07/03/2000 ..................      9,996,333
  8,000,000    6.778%(double dagger)
               due 08/23/2000 ..................      7,922,384
                                                    -----------
                                                     97,566,653
                                                    -----------
   COMMUNICATIONS -- 3.7%
              Bell Atlantic Financial Services
               Corporation:
 10,000,000    6.740%(double dagger)
               due 08/25/2000 ..................      9,899,931
 10,000,000    6.716%(double dagger)
               due 08/29/2000 ..................      9,892,325
                                                    -----------
                                                     19,792,256
                                                    -----------
   DEPOSITORY INSTITUTIONS -- 12.2%
  8,000,000   Abbey National NA,
               6.697%(double dagger)
               due 12/22/2000 ..................      7,754,853
  5,000,000   Bank of America Corporation,
               7.029%(double dagger)
               due 12/06/2000 ..................      4,852,972
 10,000,000   Bank One Australia Ltd.,
               6.645%(double dagger)
               due 08/22/2000 ..................      9,903,656
              Deutsche Bank Financial:
 10,000,000    6.658%(double dagger)
               due 07/24/2000 ..................      9,958,281
 10,000,000    6.754%(double dagger)
               due 08/21/2000 ..................      9,907,067
 22,785,000   UBS Finance, (DE) LLC,
               7.307%(double dagger)
               due 07/05/2000 ..................     22,767,278
                                                    -----------
                                                     65,144,107
                                                    -----------
   INSURANCE -- 1.3%
  7,000,000   Aegon Funding Corporation,
               6.626%(double dagger)
               due 12/13/2000 ..................      6,800,121
                                                    -----------
   MANUFACTURING -- 1.9%
 10,000,000   Deere & Company,
               6.729%(double dagger)
               due 07/26/2000 ..................      9,954,375
                                                    -----------
   PHARMACEUTICALS -- 1.5%
  8,000,000   Schering Corporation,
               6.746%(double dagger)
               due 08/22/2000 ..................      7,923,964
                                                    -----------

                       See Notes to Financial Statements.

- ---------------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
- ---------------------------------------------------

                                  THE GCG TRUST
                               LIQUID ASSET SERIES

                            JUNE 30, 2000 (UNAUDITED)

   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
   ---------                                         --------
COMMERCIAL PAPER -- (CONTINUED)
   PERSONAL CREDIT INSTITUTIONS -- 15.9%
              American General Finance
               Corporation:
$10,000,000    7.304%(double dagger)
               due 07/03/2000 ................    $   9,996,106
 10,000,000    6.728%(double dagger)
               due 08/14/2000 ................        9,919,944
  5,360,000   Associates Corporation North
               America,
               6.789%(double dagger)
               due 08/23/2000 ................        5,307,840
  9,250,000   Ford Motor Credit Corporation,
               7.304%(double dagger)
               due 07/03/2000 ................        9,246,429
              General  Electric  Capital
               Corporation:
  8,000,000    6.188%(double dagger)
               due 07/03/2000 ................        7,997,351
 10,000,000    6.787%(double dagger)
               due 09/12/2000 ................        9,866,572
  7,000,000   Household Finance Corporation,
               6.301%(double dagger)
               due 07/07/2000 ................        6,992,883
 25,000,000   Nestle Capital Corporation,
               6.086%(double dagger)
               due 07/03/2000 ................       24,990,972
                                                  -------------
                                                     84,318,097
                                                  -------------
   SECURITY BROKERS -- 6.9%
              Goldman Sachs Group, Inc.:
 10,000,000    6.606%(double dagger)
               due 07/12/2000 ................        9,980,017
 10,000,000    6.732%(double dagger)
               due 08/10/2000 ................        9,927,111
  7,000,000   Merrill Lynch & Company, Inc.,
               6.742%(double dagger)
               due 08/01/2000 ................        6,960,518
 10,000,000   Salomon-Smith Barney Holdings,
               6.717%(double dagger)
               due 07/31/2000 ................        9,945,250
                                                  -------------
                                                     36,812,896
                                                  -------------
              Total Commercial Paper
               (Cost $328,312,469) ...........      328,312,469
                                                  -------------
U.S. GOVERNMENT AGENCY NOTES -- 0.9%
 (Cost $4,999,734)
   FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 0.9%
  5,000,000   6.620%+ due 08/09/2000 .........        4,999,734
                                                  -------------
TOTAL INVESTMENTS (COST $532,042,100*) ... 100.1%   532,042,100
OTHER ASSETS AND LIABILITIES (NET) .........(0.1)      (426,157)
                                           ------  ------------
NET ASSETS ............................... 100.0%  $531,615,943
                                           ======  ============
 ------------------------------
               *  Aggregate cost for Federal tax purposes.
 [double dagger]  Annualized yield at date of purchase.
              ++  Varible Rate Note. Rate shown is effect of 6/30/2000.

                       See Notes to Financial Statements.

- ---------------------------------------------------
    PORTFOLIO OF INVESTMENTS
- ---------------------------------------------------

                                  THE GCG TRUST
                          LIMITED MATURITY BOND SERIES

                            JUNE 30, 2000 (UNAUDITED)

   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
   ---------                                         --------
CORPORATE BONDS -- 52.7%
   BROADCAST, RADIO AND TELEVISION -- 1.5%
$3,000,000     News America Holdings, Inc.,
               8.500% due 02/15/2005 ...........    $ 3,078,126
                                                    -----------
   COMMUNICATIONS -- 7.0%
  3,000,000   Deutsche Telekom International
               Finance,
               7.750% due 06/15/2005 ...........      3,022,200
  3,000,000   Jones Intercable, Inc.,
               8.875% due 04/01/2007 ...........      3,051,813
  2,000,000   Telecomunicaciones de Puerto Rico,
               6.150% due 05/15/2002 ...........      1,944,386
  3,000,000   Vodafine AirTouch Plc,
               6.698%(double double dagger)
               due 12/19/2001 ..................      2,997,189
  3,000,000   Worldcom, Inc.,
               7.050%(double double dagger)
               due 11/26/2001 ..................      3,000,000
                                                    -----------
                                                     14,015,588
                                                    -----------
   ELECTRICAL EQUIPMENT -- 1.5%
  3,000,000   Emerson Electric Company,
               7.875% due 06/01/2005 ...........      3,087,369
                                                    -----------
   FINANCE, INSURANCE AND REAL ESTATE -- 14.7%
  3,000,000   Countrywide Home Loans, Inc.,
               6.580% due 09/21/2001 ...........      2,973,129
  3,000,000   Finova Capital Corporation,
               6.250% due 11/01/2002 ...........      2,608,893
  3,000,000   Ford Motor Credit Company,
               7.500% due 03/15/2005 ...........      2,986,470
  3,000,000   Heller Financial Inc.,
               7.875% due 05/15/2003 ...........      2,992,794
  3,000,000   Household Finance Corporation,
               7.069%(double double dagger)
               due 12/05/2001 ..................      3,000,000
  2,850,000   HRPT Properties Trust,
               6.875% due 08/26/2002 ...........      2,756,665
  1,500,000   Northern Trust Capital I ,
               6.801%(double double dagger)
               due 01/15/2027 ..................      1,422,453
              Paine Webber Group, Inc.:
    350,000    7.387%(double double dagger)
               due 07/24/2003 ..................        353,756
  2,000,000    6.375%(double double dagger)
               due 05/15/2004 ..................      1,889,568
  3,000,000   PNC Funding Corporation,
               7.000% due 09/01/2004 ...........      2,936,241
  3,000,000   Simon Property Group, Inc.,
               6.750% due 02/09/2004 ...........      2,847,099
  3,000,000   Wells Fargo Company,
               6.625% due 07/15/2004 ...........      2,928,819
                                                    -----------
                                                     29,695,887
                                                    -----------
   FOOD AND BEVERAGES -- 1.5%
  3,000,000   Joseph E. Seagrams and Sons, Inc.,
               6.250% due 12/15/2001 ...........      2,951,493
                                                    -----------
   HOTELS/AMUSEMENT SERVICES -- 3.0%
  3,000,000   Marriott International,
               8.125% due 04/01/2005 ...........      3,008,763
  3,000,000   Park Place Entertainment
               Corporation,
               7.375% due 06/01/2002 ...........      2,958,147
                                                    -----------
                                                      5,966,910
                                                    -----------
   MANUFACTURING -- 5.3%
  2,000,000   Caterpillar Financial Services
               Corporation,
               6.875% due 08/01/2004 ...........      1,968,228
  3,000,000   DaimlerChrysler North America
               Holding Corporation,
               7.090%(double double dagger)
               due 08/23/2002 ..................      3,008,850

   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
   ---------                                         --------
MANUFACTURING -- (CONTINUED)
 $3,000,000   R.J. Reynolds Tobacco Holdings,
               Inc.,
               7.375% due 05/15/2003 ...........    $ 2,797,641
  3,000,000   Tyco International Group S.A.,
               6.875% due 09/05/2002** .........      2,970,690
                                                    -----------
                                                     10,745,409
                                                    -----------
   MINING -- 1.8%
  3,500,000   Phelps Dodge Corporation,
               9.875% due 06/13/2001 ...........      3,571,757
                                                    -----------
   OIL AND GAS -- 4.2%
  3,680,000   El Paso Natural Gas Corporation,
               6.750% due 11/15/2003 ...........      3,607,320
  3,000,000   Kinder Morgan, Inc.,
               6.450% due 11/30/2001 ...........      2,947,350
  2,000,000   The Williams Companies, Inc.,
               6.500% due 11/15/2002 ...........      1,964,730
                                                    -----------
                                                      8,519,400
                                                    -----------
   PAPER AND FOREST PRODUCTS -- 3.1%
  3,425,000   Fort James Corporation,
               6.700% due 11/15/2003 ...........      3,307,951
  3,000,000   International Paper Company,
               8.000% due 07/08/2003** .........      3,011,907
                                                    -----------
                                                      6,319,858
                                                    -----------
   RETAIL -- 1.8%
  1,000,000   The Kroger Company,
               6.340% due 06/01/2001 ...........        990,342
  3,000,000   Saks, Inc.,
               7.000% due 07/15/2004 ...........      2,695,155
                                                    -----------
                                                      3,685,497
                                                    -----------
   SERVICES -- 1.4%
  3,000,000   Comdisco, Inc.,
               5.950% due 04/30/2002 ...........      2,854,605
                                                    -----------
   TRANSPORTATION -- 2.9%
  3,000,000   AMERCO,
               8.800% due 02/04/2005 ...........      2,873,394
  3,000,000   CSX Corporation,
               7.250% due 05/01/2004 ...........      2,931,171
                                                    -----------
                                                      5,804,565
                                                    -----------
   UTILITIES -- 1.5%
  3,000,000   Alabama Power Company,
               7.125% due 08/15/2004 ...........      2,975,964
                                                    -----------
   WASTE MANAGEMENT -- 1.5%
  3,000,000   Waste Management, Inc.,
               7.125% due 06/15/2001 ...........      2,941,233
                                                    -----------
              Total Corporate Bonds
               (Cost $107,888,692) .............    106,213,661
                                                    -----------
ASSET BACKED SECURITIES -- 8.5%
  2,000,000   Anrc Auto Owner Trust,
               6.750% due 12/15/2003^ ..........      1,986,210
  3,000,000   Banc One Home Equity Trust,
               6.690% due 06/25/2029 ...........      2,965,635
  1,896,072   Coast-Plymouth Tax Lein Capital,
               LLC,
               6.950% due 11/15/2004** .........      1,879,007
  1,905,760   Garanti Trade Payment Rights Master
               Trust,
               10.810% due 06/15/2004**^ .......      1,916,480
  2,000,000   Green Tree Home Equity Loan Trust,
               5.980% due 04/15/2018 ...........      1,962,785
  2,000,000   Honda Auto Lease Trust,
               6.650% due 07/15/2005 ...........      1,985,920

                       See Notes to Financial Statements.

- ---------------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
- ---------------------------------------------------

                                  THE GCG TRUST
                          LIMITED MATURITY BOND SERIES

                            JUNE 30, 2000 (UNAUDITED)

   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
   ---------                                         --------
ASSET BACKED SECURITIES -- (CONTINUED)
 $2,000,000   Onyx Acceptance Owner Trust,
               6.820% due 11/15/2003 ...........    $ 1,992,390
  2,552,346   Provident Auto Lease Trust,
               6.555% due 08/14/2001**^ ........      2,553,380
                                                    -----------
              Total Asset Backed Securities
               (Cost $17,352,376) ..............     17,241,807
                                                    -----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.8%
   (Cost $1,694,469)
  1,709,359   CMC Securities Corporation,
               6.000% due 11/25/2008 ...........      1,696,188
                                                    -----------
YANKEE BONDS -- U.S. DOLLAR DENOMINATED -- 1.9%
  1,000,000   Hercules, Inc.,
               6.150% due 08/01/2000 ...........        999,984
  3,000,000   Petroleum Geo-Services,
               6.250% due 11/19/2003 ...........      2,839,893
                                                    -----------
              Total Yankee Bonds -- U.S. Dollar
               Denominated
               (Cost $3,888,344) ...............      3,839,877
                                                    -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 6.6%
   FEDERAL HOME LOAN BANK (FHLB) -- 1.0%
  2,000,000   5.125% due 02/26/2002 ............      1,945,000
                                                    -----------
   FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 0.5%
    195,233   Pool #E65441
               7.500% due 04/01/2011 ...........        194,927
    130,536   Pool #E65976
               6.500% due 04/01/2011 ...........        126,088
      4,252   Pool #350042
               7.250% due 01/01/2017 ...........          4,312
     86,007   Pool #846224
               7.183% due 07/01/2024 ...........         88,210
    162,544   Pool #C00374
               9.000% due 09/01/2024 ...........        167,521
    214,143   Pool #D58465
               9.000% due 01/01/2025 ...........        220,700
    150,947   Pool #C80428
               8.000% due 09/01/2026 ...........        151,891
                                                    -----------
                                                        953,649
                                                    -----------
   FEDERAL HOME LOAN MORTGAGE CORPORATION
    (GOLD) (FGLMC) -- 1.4%
    384,914   Pool #E20197
               7.000% due 10/01/2010 ...........        378,297
    430,014   Pool #E61721
               6.500% due 11/01/2010 ...........        415,363
    493,024   Pool #G10555
               6.000% due 06/01/2011 ...........        467,599
    354,096   Pool #E00538
               6.500% due 03/01/2013 ...........        342,032
    404,102   Pool #E00543
               6.000% due 03/01/2013 ...........        383,262
    812,919   Pool #E70003
               6.000% due 04/01/2013 ...........        770,997
                                                    -----------
                                                      2,757,550
                                                    -----------
   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 2.3%
  1,000,000    6.800% due 01/10/2003 ...........        996,942
     41,026   Pool #703550
               8.500% due 03/01/2004 ...........         41,859
     75,413   Pool #127336
               8.500% due 08/01/2006 ...........         76,945

   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
   ---------                                         --------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- (CONTINUED)
  $   3,332   Pool #440260
               8.500% due 08/01/2006 ...........    $     3,400
    231,940   Pool #341094
               6.500% due 04/01/2011 ...........        223,748
    255,343   Pool #344243
               6.500% due 04/01/2011 ...........        246,324
    553,860   Pool #414154
               6.000% due 02/01/2013 ...........        524,262
    550,120   Pool #379881
               6.500% due 04/01/2013 ...........        530,690
    572,064   Pool #419878
               6.500% due 04/01/2013 ...........        551,858
    826,757   Pool #425895
               6.000% due 04/01/2013 ...........        782,575
     83,280   Pool #103363
               7.820% due 12/01/2017 ...........         85,688
    229,874   Pool #299481
               8.000% due 04/01/2025 ...........        230,950
     23,499   Pool #332150
               8.500% due 12/01/2025 ...........         23,939
    453,549   Pool #397498
               7.500% due 08/01/2027 ...........        447,168
                                                    -----------
                                                      4,766,348
                                                    -----------
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- 1.4%
    136,600   Pool #351992
               6.000% due 12/15/2008 ...........        129,983
    114,694   Pool #368358
               6.000% due 01/15/2009 ...........        109,138
    344,210   Pool #430587
               6.500% due 02/15/2013 ...........        334,421
    756,505   Pool #456797
               6.000% due 04/15/2013 ...........        719,860
      3,125   Pool #147899
               10.000% due 02/15/2016 ..........          3,337
      4,866   Pool #161670
               9.500% due 09/15/2016 ...........          5,062
    374,388   Pool #192568
               8.000% due 05/15/2017 ...........        378,600
    101,943   Pool #223830
               8.000% due 06/15/2017 ...........        103,090
     49,489   Pool #229269
               8.000% due 07/15/2017 ...........         50,046
     12,825   Pool #284666
               9.500% due 03/15/2020 ...........         13,342
     17,903   Pool #286024
               10.000% due 04/15/2020 ..........         19,117
     98,023   Pool #308911
               9.500% due 07/15/2021 ...........        101,975
    185,581   Pool #388581
               7.500% due 01/15/2024 ...........        184,362
     95,152   Pool #398795
               8.500% due 07/15/2026 ...........         97,560
     95,860   Pool #399003
               9.000% due 12/15/2026 ...........         99,095
    447,547   Pool #452930
               7.500% due 07/15/2027 ...........        444,607
                                                    -----------
                                                      2,793,595
                                                    -----------
              Total U.S. Government Agency
               Obligations
               (Cost $13,713,826) ..............     13,216,142
                                                    -----------

                       See Notes to Financial Statements.

- ---------------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
- ---------------------------------------------------

                                  THE GCG TRUST
                          LIMITED MATURITY BOND SERIES

                            JUNE 30, 2000 (UNAUDITED)
   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
   ---------                                         --------
U.S. TREASURY OBLIGATIONS -- 27.2%
   U.S. TREASURY NOTES -- 27.2%
 $3,000,000   5.625% due 09/30/2001 ............    $ 2,969,040
  1,000,000   5.875% due 11/30/2001 ............        991,560
  6,000,000   6.125% due 12/31/2001 ............      5,968,080
  3,000,000   6.250% due 01/31/2002 ............      2,989,680
  3,500,000   6.500% due 03/31/2002 ............      3,502,170
  4,000,000   6.625% due 04/30/2002 ............      4,011,240
  9,000,000   6.625% due 05/31/2002 ............      9,033,750
  2,000,000   6.250% due 06/30/2002 ............      1,993,740
  5,000,000   5.750% due 10/31/2002 ............      4,928,100
  1,000,000   5.625% due 12/31/2002 ............        982,500
  1,000,000   5.500% due 01/31/2003 ............        979,370
  3,000,000   5.500% due 02/28/2003 ............      2,936,250
  1,400,000   5.250% due 08/15/2003 ............      1,358,000
  3,000,000   4.250% due 11/15/2003 ............      2,815,290
  3,000,000   5.250% due 05/15/2004 ............      2,895,000
  2,000,000   6.000% due 08/15/2004 ............      1,981,860
  4,450,000   6.750% due 05/15/2005 ............      4,555,688
                                                    -----------
                                                     54,891,318
                                                    -----------
              Total U.S. Treasury Obligations
               (Cost $55,302,913) ..............     54,891,318
                                                    -----------

   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
   ---------                                         --------
DISCOUNT COMMERCIAL PAPER -- 2.6%
(Cost $5,290,089)
 $5,292,000   Nestle Capital Corporation,
               6.086%(double dagger)
               due 07/03/2000 ..................    $  5,290,089
                                                    ------------
TOTAL INVESTMENTS (COST $205,130,709*) ..  100.3%    202,389,082
OTHER ASSETS AND LIABILITIES (NET) ......   (0.3)       (660,341)
                                           -----    ------------
NET ASSETS ..............................  100.0%   $201,728,741
                                           =====    ============
- -------------------------------
                     *  Aggregate cost for Federal tax purposes.
                    ** Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
        [double dagger] Annualized yield at date of purchase.
 [double double dagger] Floating rate security. Rate shown is in effect at
                        6/30/2000.
                      ^ Illiquid security.

                       See Notes to Financial Statements.

- ---------------------------------------------------
    PORTFOLIO OF INVESTMENTS
- ---------------------------------------------------

                                  THE GCG TRUST
                           GLOBAL FIXED INCOME SERIES

                            JUNE 30, 2000 (UNAUDITED)

   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
   ---------                                         --------
GOVERNMENT BONDS -- 94.9%
   AUSTRALIA -- 0.5%
$   300,000   Queensland Treasury Corporation,
               6.500% due 06/14/2005 ...........     $  180,303
                                                     ----------
   CANADA -- 3.9%
  1,970,000   Government of Canada,
               5.250% due 09/01/2003 ...........      1,302,396
                                                     ----------
   DENMARK -- 2.7%
              Kingdom of Denmark:
  4,675,000    6.000% due 11/15/2002 ...........        599,405
  2,610,000    5.000% due 08/15/2005 ...........        323,486
                                                     ----------
                                                        922,891
                                                     ----------
   FRANCE -- 5.8%
    680,000   French Discount Treasury Bill,
               4.338%[double double dagger]
               due 09/28/2000 ..................        642,608
              Government of France:
    614,000    5.500% due 04/25/2004 ...........        594,130
    800,000    3.500% due 07/12/2004 ...........        720,340
                                                     ----------
                                                      1,957,078
                                                     ----------
   GERMANY -- 19.9%
    140,000   Bundesobligation,
               4.500% due 05/17/2002 ...........        132,515
              Bundesrepublik:
    447,000    5.125% due 11/21/2000 ...........        427,499
    626,000    5.250% due 02/21/2001 ...........        599,227
    665,000    6.750% due 07/15/2004 ...........        672,495
    499,600    6.000% due 01/05/2006 ...........        495,047
  1,799,000    6.000% due 01/04/2007 ...........      1,784,924
  1,210,000    3.750% due 01/04/2009 ...........      1,035,563
  1,600,000    5.625% due 01/04/2028 ...........      1,537,682
                                                     ----------
                                                      6,684,952
                                                     ----------
   ITALY -- 1.6%
    590,000   Republic of Italy,
               6.000% due 05/29/2008 ...........        544,275
                                                     ----------
   JAPAN -- 17.6%
    400,000   Japan Bank for International
               Cooperation,
               8.000% due 02/05/2007 ...........        644,823
    440,000   Japan Financial Corporation
               for Municipal Enterprises:
               8.375% due 12/07/2006 ...........        723,286
              Japan Government:
174,400,000    0.300% due 10/22/2001 ...........      1,642,740
174,400,000    0.500% due 04/22/2002 ...........      1,644,245
    400,000   Kansai International Airport
               Company,
               7.375% due 09/24/2007 ...........        627,876
    375,000   Kobe City,
               9.500% due 10/20/2004 ...........        623,586
                                                     ----------
                                                      5,906,556
                                                     ----------
   NETHERLANDS -- 3.6%
  1,230,000   Dutch Government,
               6.000% due 01/15/2006 ...........      1,215,738
                                                     ----------
   SPAIN -- 3.6% Government of Spain:
    760,000    4.500% due 07/30/2004 ...........        704,799
    540,000    4.500% due 07/30/2004 ...........        501,980
                                                     ----------
                                                      1,206,779
                                                     ----------
   SUPRANATIONAL -- 5.7%
    560,000   Asian Development Bank,
               6.750% due 06/11/2007 ...........        548,800
    430,000   European Investment Bank,
               8.000% due 06/10/2003 ...........        675,942

   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
   ---------                                         --------
SUPRANATIONAL -- (CONTINUED)
              Kfw International Finance:
$   150,000    5.500% due 06/18/2004 ...........     $  219,543
    320,000    5.500% due 06/18/2004 ...........        468,359
                                                     ----------
                                                      1,912,644
                                                     ----------
   SWEDEN -- 1.9%
  5,800,000   Kingdom of Sweden,
               5.000% due 01/15/2004 ...........        651,986
                                                     ----------
   UNITED STATES -- 28.1%
  1,860,000   U.S. Treasury Bill,
               5.569%[double double dagger]
               due 07/13/2000 ..................      1,856,528
              U.S. Treasury Bonds:
  2,240,000    7.250% due 05/15/2016 ...........      2,465,389
  1,880,000    7.500% due 11/15/2016 ...........      2,117,933
              U.S. Treasury Notes:
    580,000    5.625% due 05/15/2008 ...........        559,514
    580,000    4.750% due 11/15/2008 ...........        526,889
  1,900,000    4.250% due 01/15/2010 ...........      1,928,500
                                                     ----------
                                                      9,454,753
                                                     ----------
              Total Government Bonds
               (Cost $33,893,632) ..............     31,940,351
                                                     ----------
TOTAL INVESTMENTS (COST $33,893,632*)       94.9%    31,940,351
OTHER ASSETS AND LIABILITIES (NET)           5.1      1,723,620
                                           ------   -----------
NET ASSETS                                 100.0%   $33,663,971
                                           ======   ===========
- ------------------------------
                     *   Aggregate cost for Federal tax purposes.
[double double dagger]   Annualized yield at date of purchase.

                               SCHEDULE OF FORWARD
                       FOREIGN CURRENCY EXCHANGE CONTRACTS

               FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS TO BUY

                              CONTRACTS TO RECEIVE
                      ------------------------------------

EXPIRATION       LOCAL         IN EXCHANGE     VALUE IN       UNREALIZED
   DATE        CURRENCY         FOR U.S. $      U.S. $       APPRECIATION
- ---------- ----------------    ------------  ------------    ------------
08/10/2000 EMU    1,538,000    $1,469,840    $1,472,336         $ 2,496
06/26/2000 GBP    1,417,000     2,142,480     2,147,621           5,141
08/18/2000 JPY  771,400,000     7,245,370     7,338,462          93,092
                                                               --------
                                                               $100,729
                                                               --------
               FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS TO SELL

                       CONTRACTS TO DELIVER
                ------------------------------------          UNREALIZED
EXPIRATION       LOCAL         IN EXCHANGE     VALUE IN      APPRECIATION/
   DATE        CURRENCY         FOR U.S. $      U.S. $      (DEPRECIATION)
- ---------- ----------------    ------------  ------------    ------------
09/01/2000 CAD    1,750,000     $1,179,515   $1,184,334      $   (4,819)
07/14/2000 DKK    6,300,000        813,533      806,671           6,862
08/10/2000 EMU      732,000        648,802      692,132         (43,330)
09/26/2000 GBP    1,900,000      2,870,140    2,879,661          (9,521)
08/18/2000 JPY  229,600,000      2,200,876    2,184,225          16,651
09/26/2000 SEK    4,330,000        505,516      494,209          11,307
                                                             ----------
                                                             $  (22,850)
                                                             ----------
 Net Unrealized Appreciation of Forward
   Foreign Currency Exchange Contracts ................      $   77,879
                                                             ==========

- ------------------------------------------------------------------------------
                                GLOSSARY OF TERMS

                             CAD -- Canadian Dollar
                             DKK -- Danish Kroner
                             EMU -- European Monetary Unit
                             GBP -- Great British Pound Sterling
                             JPY -- Japanese Yen
                             SEK -- Swedish Krona
-------------------------------------------------------------------------------

                       See Notes to Financial Statements.

- ---------------------------------------------------
    PORTFOLIO OF INVESTMENTS
- ---------------------------------------------------

                                  THE GCG TRUST
                              FULLY MANAGED SERIES

                            JUNE 30, 2000 (UNAUDITED)

                                                       VALUE
    SHARES                                           (NOTE 1)
    ------                                           --------
COMMON STOCKS -- 59.8%
   BANKS -- 0.2%
        125   Bank for International Settlements    $   620,652
                                                    -----------
   BROADCAST, RADIO AND TELEVISION -- 8.6%
    128,870   Chris-Craft Industries, Inc.+ ....      8,513,474
     89,000   Meredith Corporation .............      3,003,750
    126,500   The New York Times Company, Class A     4,996,750
      8,000   Sinclair Broadcast Group, Inc. ...        248,000
     15,800   Washington Post Company, Class B        7,552,400
                                                    -----------
                                                     24,314,374
                                                    -----------
   BUILDING/CONSTRUCTION -- 1.4%
    297,500   Johns Manville Corporation .......      3,923,281
                                                    -----------
   CHEMICALS -- 4.4%
    149,000   Cabot Corporation ................      4,060,250
    109,000   Great Lakes Chemical Corporation        3,433,500
     78,000   Imperial Chemical Industries Plc,
               ADR                                    2,403,375
    338,000   Octel Corporation+ ...............      2,640,625
                                                    -----------
                                                     12,537,750
                                                    -----------
   CONSUMER PRODUCTS -- 2.2%
     28,500   Fortune Brands, Inc. .............        657,281
     54,000   Hasbro, Inc. .....................        813,375
    134,000   Philip Morris Companies, Inc. ....      3,559,375
     71,500   Polaroid Corporation .............      1,291,469
                                                    -----------
                                                      6,321,500
                                                    -----------
   DIVERSIFIED HOLDINGS -- 0.0%#
    165,000   Lonrho Africa Plc ................         47,436
                                                    -----------
   FOOD AND BEVERAGES -- 0.5%
     44,000   McCormick & Company, Inc. ........      1,430,000
                                                    -----------
   HEALTH CARE -- 1.1%
    827,000   Smith & Nephew Plc ...............      2,971,917
                                                    -----------
   HOTELS/RESORTS -- 1.1%
    160,000   Mandalay Resort Group+ ...........      3,200,000
                                                    -----------
   INSURANCE -- 7.1%
     11,500   Aetna Inc. .......................        738,156
     24,000   Berkley (WR) Corporation .........        450,000
    109,000   Leucadia National Corporation ....      2,486,562
    198,000   Loews Corporation ................     11,880,000
     34,000   Unitrin, Inc. ....................        998,750
     21,700   White Mountains Insurance Group
               Inc. ............................      3,472,000
                                                    -----------
                                                     20,025,468
                                                    -----------
   MINING -- 3.3%
    205,000   Homestake Mining Company .........      1,409,375
    373,000   Newmont Mining Corporation .......      8,066,125
                                                    -----------
                                                      9,475,500
                                                    -----------
   OIL AND GAS -- 12.4%
    217,500   Amerada Hess Corporation .........     13,430,625
    227,300   Mitchell Energy
               & Development Corporation, Class A     7,302,012
     99,000   Murphy Oil Corporation ...........      5,884,312
    122,000   Texaco Inc. ......................      6,496,500
     25,000   USX-Marathon Group ...............        626,562
     18,500   Vastar Resources, Inc. ...........      1,519,312
                                                    -----------
                                                     35,259,323
                                                    -----------
   PAPER AND FOREST PRODUCTS -- 0.7%
     22,000   Georgia-Pacific Corporation ......        475,750
      6,700   Potlatch Corporation .............        221,937
     31,000   Weyerhaeuser Company .............      1,333,000
                                                    -----------
                                                      2,030,687
                                                    -----------

                                                       VALUE
    SHARES                                           (NOTE 1)
    ------                                           --------
PRINTING/PUBLISHING -- 0.3%
     38,000   Donnelley (R.R.) & Sons Company       $   857,375
                                                    -----------
   REAL ESTATE INVESTMENT TRUSTS -- 1.4%
    156,000   The Rouse Company ................      3,861,000
                                                    -----------
   RETAIL -- 2.4%
     48,000   J.C. Penney Company, Inc. ........        885,000
    750,200   Petrie Stores Corporation+ .......        914,306
    155,000   Reebok International Ltd.+ .......      2,470,312
    169,000   Toys "R" Us, Inc.+ ...............      2,461,062
                                                    -----------
                                                      6,730,680
                                                    -----------
   TRANSPORTATION -- 4.4%
    105,000   Canadian Pacific Ltd. ............      2,749,687
    130,000   Overseas Shipholding Group Inc. ..      3,201,250
     61,000   Ryder System, Inc. ...............      1,155,187
    140,000   Union Pacific Corporation+ .......      5,495,000
                                                    -----------
                                                     12,601,124
                                                    -----------
   UTILITIES -- 8.3%
    216,000   FirstEnergy Corporation ..........      5,049,000
     49,000   Kansas City Power & Light Company       1,102,500
    865,000   Niagara Mohawk Holdings, Inc.+ ...     12,055,937
     54,000   Questar Corporation ..............      1,046,250
    292,000   UniSource Energy Corporation+ ....      4,380,000
                                                    -----------
                                                     23,633,687
                                                    -----------
              Total Common Stocks
               (Cost $157,980,743) .............    169,841,754
                                                    -----------
PREFERRED STOCKS -- 3.9%
   INVESTMENT COMPANIES -- 0.2%
     11,100   Hercules Trust II ................        633,255
                                                    -----------
   MANUFACTURING -- 0.7%
     38,500   Owens-Illinois, Inc., Convertible         856,625
     36,500   USX Captial Trust I ..............      1,220,469
                                                    -----------
                                                      2,077,094
                                                    -----------
   REAL ESTATE INVESTMENT TRUSTS -- 2.5%
    199,000   Rouse Company, Class B, Convertible     7,114,250
                                                    -----------
   UTILITIES -- 0.5%
      7,000   Cleveland Electric Illumuninating
               Company,
               Series L ........................        686,000
      9,017   Entergy Gulf States Utilities Inc.,
               Series B ........................        430,562
      2,850   Niagara Mohawk Power Corporation,
               Series B ........................         72,319
      4,500   Niagara Mohawk Power Corporation,
               Series C ........................        109,688
                                                    -----------
                                                      1,298,569
                                                    -----------
              Total Preferred Stocks
               (Cost $12,878,660) ..............     11,123,168
                                                    -----------
   PRINCIPAL
    AMOUNT
  -----------
CONVERTIBLE BONDS AND NOTES -- 15.8%
   AUTOMOTIVE -- 0.7%
$   747,000   Exide Cororation,
               2.900% due 12/15/2005**^ ........        366,030
  2,980,000   Pep Boys - Manny, Moe & Jack,
               5.043%(a) due 09/20/2011 ........      1,687,425
                                                    -----------
                                                      2,053,455
                                                    -----------
   BUILDING/CONSTRUCTION -- 0.4%
  2,900,000   Lennar Corporation,
               4.942%(a) due 07/29/2018 ........      1,178,125
                                                    -----------

                       See Notes to Financial Statements.

- ---------------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
- ---------------------------------------------------

                                  THE GCG TRUST
                              FULLY MANAGED SERIES

                            JUNE 30, 2000 (UNAUDITED)

   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
   ---------                                         --------
CONVERTIBLE BONDS AND NOTES -- (CONTINUED)
   COMMERCIAL SERVICES -- 0.0%#
$   100,000   Ogden Corporation,
               5.750% due 10/20/2002 ...........    $    84,875
                                                    -----------
   FINANCIAL SERVICES -- 0.4%
  1,200,000   Texaco Capital Inc.,
               3.500% due 08/05/2004 ...........      1,135,440
                                                    -----------
   HEALTH CARE -- 1.3%
  3,350,000   HEALTHSOUTH Corporation,
               3.250% due 04/01/2003 ...........      2,646,500
    600,000   McKesson Corporation,
               4.500% due 03/01/2004 ...........        513,000
  1,950,000   PhyCor Inc.,
               4.500% due 02/15/2003 ...........        402,188
                                                    -----------
                                                      3,561,688
                                                    -----------
   HOTELS/RESORTS -- 2.7%
  9,450,000   Hilton Hotels Corporation,
               5.000% due 05/15/2006 ...........      7,512,750
                                                    -----------
   INSURANCE -- 1.5%
  5,115,000   Loews Corporation,
               3.125% due 09/15/2007 ...........      4,283,813
                                                    -----------
   MINING -- 3.8%
    430,000   Battle Mountain Gold Company,
               6.000% due 01/04/2005 ...........        354,750
  7,250,000   Inco Ltd.,
               5.750% due 07/01/2004 ...........      6,515,938
  5,050,000   Teck Corporation,
               3.750% due 07/15/2006 ...........      3,838,000
                                                    -----------
                                                     10,708,688
                                                    -----------
   MUNICIPAL -- 0.5%
  1,225,000   California State,
               5.250% due 10/01/2011 ...........      1,267,875
                                                    -----------
   OIL AND GAS -- 0.3%
    950,000   Baker Hughes, Inc.,
               3.493%(a) due 05/05/2008 ........        732,688
                                                    -----------
   PHARMACEUTICALS -- 1.1%
  6,980,000   Roche Holdings,
               5.295%(a) due 05/06/2012**^ .....      3,254,425
                                                    -----------
   PRINTING/PUBLISHING -- 0.1%
    660,000   Times Mirror Company,
               4.050%(a) due 04/15/2017 ........        371,250
                                                    -----------
   RETAIL -- 0.1%
    485,000   Rite Aid Corporation,
               5.250% due 09/15/2002 ...........        292,819
                                                    -----------
   TELECOMMUNICATIONS -- 0.4%
  1,245,000   Bellsouth Telecommunications,
               5.850% due 11/15/2045 ...........      1,238,606
                                                    -----------
   UTILITIES -- 0.6%
  1,850,000   Potomac Electric Power Corporation,
               5.000% due 09/01/2002 ...........      1,755,188
                                                    -----------
   WASTE MANAGEMENT -- 1.9%
  5,880,000   Waste Management, Inc.,
               4.000% due 02/01/2002 ...........      5,483,100
                                                    -----------
              Total Convertible Bonds and Notes
               (Cost $48,868,835) ..............     44,914,785
                                                    -----------

   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
   ---------                                         --------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 7.5%
$  1,000,000  Federal Home Loan Bank,
               7.190% due 04/27/2001 ...........    $ 1,002,406
    500,000   Federal National Mortgage
               Association,
               6.375% due 01/16/2002 ...........        496,322
              Tennessee Valley Authority Power:
 15,145,000    5.880% due 04/01/2036 ...........     14,444,544
  1,400,000    5.980% due 04/01/2036 ...........      1,336,934
  3,900,000    6.235% due 07/15/2045 ...........      3,873,558
                                                    -----------
              Total U.S. Government Agency
               Obligations
               (Cost $21,907,202) ..............     21,153,764
                                                    -----------
U.S. TREASURY NOTES -- 1.6%
    500,000    6.125% due 07/31/2000 ...........        496,561
    600,000    6.250% due 04/30/2001 ...........        599,058
  1,100,000    6.250% due 10/31/2001 ...........      1,096,557
  2,205,000    5.875% due 09/30/2002 ...........      2,180,194
                                                    -----------
              Total U.S. Treasury Notes
               (Cost $4,428,567) ...............      4,372,370
                                                    -----------
     NUMBER OF                  EXPIRATION   STRIKE
     CONTRACTS                      DATE     PRICE
     ---------                  -----------  ------
PUT STOCK OPTIONS PURCHASED -- 0.0%##
   (Cost $12,060)
         20  Tribune Company    11/18/2000  $40.00       12,750
                                                   ------------
TOTAL INVESTMENTS (COST $246,076,067*) ..   88.6%   251,418,591
OTHER ASSETS AND LIABILITIES (NET) ......   11.4     32,476,194
                                           ------  ------------
NET ASSETS ..............................  100.0%  $283,894,785
                                           ======  ============
 ------------------------------
  * Aggregate cost for Federal tax purposes.
 ** Security from  registration  under Rule 144A of the  Securities Act of 1933.
    These securities may be resold in transactions exempt from registration to qualified institutional buyers.
  ^ Illiquid security.
  + Non-income producing security.
(a) The rate shown is the effective yield at date of purchase.
  # Amount is less than 0.1%.

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
-------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------
    PORTFOLIO OF INVESTMENTS
--------------------------------------------------

                                  THE GCG TRUST
                               TOTAL RETURN SERIES

                            JUNE 30, 2000 (UNAUDITED)

                                                       VALUE
    SHARES                                           (NOTE 1)
    ------                                           --------
COMMON STOCKS -- 54.5%
   AEROSPACE/DEFENSE -- 1.1%
     98,100   The Boeing Company ...............    $ 4,101,806
     52,100   United Technologies Corporation ..      3,067,387
                                                    -----------
                                                      7,169,193
                                                    -----------
   AUTOMOTIVE -- 1.2%
    217,800   Delphi Automotive Systems
               Corporation .....................      3,171,712
     27,400   Ford Motor Company ...............      1,178,200
     90,200   TRW Inc. .........................      3,912,425
      3,587   Visteon Corporation ..............         43,498
                                                    -----------
                                                      8,305,835
                                                    -----------
   BANKS -- 2.9%
     89,400   Bank of America Corporation ......      3,844,200
     38,300   Bank of New York Company, Inc. ...      1,780,950
     16,800   Bank One Corporation .............        446,250
    276,100   HSBC Holdings Plc ................      3,156,228
    168,600   Mellon Financial Corporation .....      6,143,362
     85,300   PNC Financial Services Group .....      3,998,437
                                                    -----------
                                                     19,369,427
                                                    -----------
   BROADCAST, RADIO AND TELEVISION -- 2.8%
     44,500   Comcast Corporation,
               Special Class A+ ................      1,802,250
     89,500   Gannett Company, Inc. ............      5,353,219
    110,500   The New York Times Company, Class A     4,364,750
     45,800   Time Warner Inc. .................      3,480,800
     77,700   Tribune Company ..................      2,719,500
     18,445   Viacom, Inc., Class B+ ...........      1,257,718
                                                    -----------
                                                     18,978,237
                                                    -----------
   CHEMICALS -- 2.3%
     73,800   Air Products and Chemicals, Inc.        2,273,962
    179,400   Akzo Nobel N.V. ..................      7,622,053
    152,700   Rohm and Haas Company ............      5,268,150
                                                    -----------
                                                     15,164,165
                                                    -----------
   COMPUTER INDUSTRY -- 0.5%
      4,700   Hewlett-Packard Company ..........        586,912
      7,500   International Business Machines
               Corporation .....................        821,719
     25,000   Microsoft Corporation+ ...........      2,000,000
                                                    -----------
                                                      3,408,631
                                                    -----------
   CONSUMER PRODUCTS -- 0.7%
      6,000   Eastman Kodak Company ............        357,000
     87,000   Fortune Brands, Inc. .............      2,006,437
     35,000   Kimberly-Clark Corporation .......      2,008,125
                                                    -----------
                                                      4,371,562
                                                    -----------
   ELECTRONICS -- 1.3%
      1,792   Agilent Technologies, Inc.+ ......        132,160
    141,400   Emerson Electric Company .........      8,537,025
                                                    -----------
                                                      8,669,185
                                                    -----------
   FINANCIAL SERVICES -- 2.2%
     81,750   Citigroup, Inc. ..................      4,925,437
     81,100   Edwards (A.G.), Inc. .............      3,162,900
     46,600   Freddie Mac ......................      1,887,300
     23,400   Merrill Lynch & Company, Inc. ....      2,691,000
     28,000   Morgan Stanley Dean Witter &
               Company .........................      2,331,000
                                                    -----------
                                                     14,997,637
                                                    -----------
   FOOD AND BEVERAGES -- 3.0%
     30,000   Anheuser-Busch Companies, Inc. ...      2,240,625
    199,488   Archer-Daniels Midland Company ...      1,957,476
    410,547   Diageo Plc .......................      3,683,707
     54,900   General Mills, Inc. ..............      2,099,925
     21,800   Hershey Foods Corporation ........      1,057,300

                                                       VALUE
    SHARES                                           (NOTE 1)
    ------                                           --------
   FOOD AND BEVERAGES -- (CONTINUED)
     24,300   McCormick & Company, Inc. ........    $   789,750
      2,055   Nestle S.A. ......................      4,112,897
     60,000   The Quaker Oats Company ..........      4,507,500
                                                    -----------
                                                     20,449,180
                                                    -----------
   HEALTH CARE -- 0.3%
     11,400   Baxter International Inc. ........        801,562
     40,000   HCA-The Healthcare Corporation ...      1,215,000
          1   LifePoint Hospitals, Inc.+ .......             22
          1   Triad Hospitals, Inc.+ ...........             24
                                                    -----------
                                                      2,016,608
                                                    -----------
   HOTELS/RESORTS -- 0.7%
    161,000   Harrah's Entertainment, Inc.+ ....      3,370,937
     46,000   MGM Grand, Inc. ..................      1,477,750
                                                    -----------
                                                      4,848,687
                                                    -----------
   INSURANCE -- 6.7%
     28,900   The Allstate Corporation .........        643,025
      5,050   American International Group, Inc.        593,375
      5,000   AXA ..............................        787,668
    167,300   AXA Financial, Inc. ..............      5,688,200
     30,500   The Chubb Corporation ............      1,875,750
     29,800   CIGNA Corporation ................      2,786,300
    169,600   The Hartford Financial Services
               Group, Inc. .....................      9,487,000
     33,650   Jefferson-Pilot Corporation ......      1,899,122
    141,400   Lincoln National Corporation .....      5,108,075
     54,400   Marsh & McLennan Companies, Inc.        5,681,400
     63,420   MetLife, Inc.+ ...................      1,335,784
     63,100   ReliaStar Financial Corporation ..      3,308,806
    167,800   The St. Paul Companies, Inc. .....      5,726,175
                                                    -----------
                                                     44,920,680
                                                    -----------
   LEISURE ENTERTAINMENT -- 0.1%
     15,400   The Walt Disney Company ..........        597,713
                                                    -----------
   MANUFACTURING -- 1.6%
    135,900   Deere & Company ..................      5,028,300
      5,000   General Electric Company .........        265,000
     65,000   Honeywell International Inc. .....      2,189,687
     60,600   Ingersoll-Rand Company ...........      2,439,150
     10,306   Tyco International Ltd. ..........        488,247
                                                    -----------
                                                     10,410,384
                                                    -----------
   METALS/MINING -- 0.1%
     33,600   Alcoa Inc. .......................        974,400
                                                    -----------
   OIL AND GAS -- 13.6%
     56,000   Apache Corporation ...............      3,293,500
    181,542   BP Amoco Plc, ADR ................     10,268,469
     14,700   Chevron Corporation ..............      1,246,744
    209,200   The Coastal Corporation ..........     12,735,050
     34,151   Columbia Energy Group ............      2,241,159
    159,200   Conoco Inc., Class A .............      3,502,400
    102,100   Devon Energy Corporation .........      5,736,744
     27,400   El Paso Energy Corporation .......      1,395,688
    120,857   Exxon Mobil Corporation ..........      9,487,275
    173,200   Halliburton Company ..............      8,172,875
    101,900   National Fuel Gas Company ........      4,967,625
    227,700   Noble Drilling Corporation+ ......      9,378,394
    128,000   Royal Dutch Petroleum Company,
               NY Shares .......................      7,880,000
     80,400   Sunoco, Inc. .....................      2,366,775
     41,800   Transocean Sedco Forex Inc. ......      2,233,688
    155,300   The Williams Companies, Inc. .....      6,474,069
                                                    -----------
                                                     91,380,455
                                                    -----------

                       See Notes to Financial Statements.

--------------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------

                                  THE GCG TRUST
                               TOTAL RETURN SERIES

                            JUNE 30, 2000 (UNAUDITED)

                                                       VALUE
    SHARES                                           (NOTE 1)
    ------                                           --------
COMMON STOCKS -- (CONTINUED)
   PAPER AND FOREST PRODUCTS -- 0.2%
     24,900   Bowater Inc. .....................    $ 1,098,713
                                                    -----------
   PHARMACEUTICALS -- 3.5%
    154,400   Abbott Laboratories ..............      6,880,450
     93,500   American Home Products Corporation      5,493,125
     75,800   Bristol-Myers Squibb Company .....      4,415,350
    111,800   Pharmacia Corporation ............      5,778,663
     19,400   SmithKline Beecham Plc, ADR ......      1,264,638
                                                    -----------
                                                     23,832,226
                                                    -----------
   REAL ESTATE INVESTMENT TRUST -- 0.5%
     68,400   Equity Residential Properties Trust     3,146,400
                                                    -----------
   RESTAURANTS -- 0.2%
     38,300   McDonald's Corporation ...........      1,261,506
                                                    -----------
   RETAIL -- 1.1%
    164,300   The Kroger Company+ ..............      3,624,869
     86,400   Safeway Inc.+ ....................      3,898,800
                                                    -----------
                                                      7,523,669
                                                    -----------
   SERVICES -- 0.7%
     53,800   Automatic Data Processing Inc. ...      2,881,662
     36,500   W.W. Grainger, Inc. ..............      1,124,656
     44,900   Xerox Corporation ................        931,675
                                                    -----------
                                                      4,937,993
                                                    -----------
   TELECOMMUNICATIONS -- 4.5%
     26,600   ALLTEL Corporation ...............      1,647,538
     45,150   AT&T Corporation .................      1,427,869
     12,400   Bell Atlantic Corporation ........        630,075
    168,200   GTE Corporation ..................     10,470,450
     90,900   Motorola, Inc. ...................      2,641,781
     30,000   Nippon Telegraph & Telephone
               Corporation, ADR ................      2,051,250
    151,066   SBC Communications Inc. ..........      6,533,605
     24,300   Sprint Corporation ...............      1,239,300
     33,000   Telephone and Data Systems, Inc...      3,308,250
                                                    -----------
                                                     29,950,118
                                                    -----------
   TRANSPORTATION -- 0.4%
     89,100   Burlington Northern Santa Fe
               Corporation .....................      2,043,731
      9,520   United Parcel Service, Inc.,
               Class B+ ........................       561,680
                                                    -----------
                                                      2,605,411
                                                    -----------
   UTILITIES -- 2.3%
     33,700   CMS Energy Corporation ...........        745,613
     69,200   CP&L Energy, Inc. ................      2,210,075
     68,000   Duke Energy Corporation ..........      3,833,500
     43,700   Eastern Enterprises ..............      2,753,100
     40,000   NiSource Inc. ....................        745,000
     25,000   PECO Energy Company ..............      1,007,813
     71,700   Pinnacle West Capital Corporation       2,428,838
     55,152   Sierra Pacific Resources .........        692,847
     53,000   Washington Gas Light Company .....      1,275,313
                                                    -----------
                                                     15,692,099
                                                    -----------
              Total Common Stocks
               (Cost $347,008,346) .............    366,080,114
                                                    -----------
PREFERRED STOCKS -- 1.8%
   INSURANCE -- 0.3%
     81,900   Lincoln National Corporation .....      1,658,475
                                                    -----------
   MANUFACTURING -- 0.2%
     68,600   Owens-Illinois, Inc. .............      1,526,350
                                                    -----------

                                                       VALUE
    SHARES                                           (NOTE 1)
    ------                                           --------
   OIL AND GAS -- 0.3%
     33,600   El Paso Energy Capital Trust I ...    $ 2,163,000
                                                    -----------
   RETAIL -- 0.4%
     34,900   CVS Corporation ..................      2,471,356
                                                    -----------
   UTILITIES -- 0.6%
     47,700   CMS Energy Corporation ...........      1,335,600
     36,000   NiSource Inc. ....................      1,424,250
     29,100   TXU Corporation ..................      1,131,263
                                                    -----------
                                                      3,891,113
                                                    -----------
              Total Preferred Stocks
               (Cost $13,702,610) ..............     11,710,294
                                                    -----------
   PRINCIPAL
    AMOUNT
   ---------
CORPORATE BONDS -- 20.8%
   ADVERTISING -- 0.0%#
$   250,000   Outdoor Systems, Inc.,
               8.875% due 06/15/2007 ...........        252,500
                                                    -----------
   AIRLINES -- 1.0%
    572,618   American Airlines, Inc.,
               6.855% due 04/15/2009 ...........        559,417
  1,756,434   Atlas Air, Inc.,
               7.200% due 01/02/2019 ...........      1,631,261
              Continental Airlines, Inc.:
     88,722    9.500% due 10/15/2013 ...........         91,755
    673,420    6.648% due 09/15/2017 ...........        615,206
    476,231    6.545% due 02/02/2019 ...........        433,711
  1,091,258    7.256% due 03/15/2020 ...........      1,036,330
              Northwest Airlines, Inc.:
    866,000    8.072% due 10/01/2019 ...........        866,000
  1,477,509    6.810% due 02/01/2020 ...........      1,327,324
                                                    -----------
                                                      6,561,004
                                                    -----------
   AUTOMOTIVE -- 1.3%
              DaimlerChrysler NA Holding
               Corporation:
  5,464,000    6.630% due 09/21/2001 ...........      5,417,037
  1,042,000    7.750% due 05/27/2003 ...........      1,050,409
  1,774,000    7.400% due 01/20/2005 ...........      1,771,362
    280,000   Ford Motor Company,
               8.900% due 01/15/2032 ...........        305,896
    335,000   General Motors Corporation,
               9.400% due 07/15/2021 ...........        386,597
                                                    -----------
                                                      8,931,301
                                                    -----------
   BANKS -- 0.4%
  1,318,000   The Chase Manhattan Corporation,
               6.750% due 12/01/2004 ...........      1,286,700
    489,000   Fleet National Bank,
               5.750% due 01/15/2009 ...........        427,363
    225,000   Riggs National Corporation,
               9.650% due 06/15/2009 ...........        225,679
    347,000   State Street Corporation,
               7.650% due 06/15/2010 ...........        344,894
    186,000   Washington Mutual Capital I,
               8.375% due 06/01/2027 ...........        165,988
                                                    -----------
                                                      2,450,624
                                                    -----------
   BROADCAST, RADIO AND TELEVISION -- 0.7%
  1,000,000   Adelphia Communications Corporation,
               9.793%(a) due 01/15/2008 ........        415,000
    250,000   AMFM, Inc.,
               8.750% due 06/15/2007 ...........        251,875

                       See Notes to Financial Statements.

--------------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------

                                  THE GCG TRUST
                               TOTAL RETURN SERIES

                            JUNE 30, 2000 (UNAUDITED)

   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
   ---------                                         --------
CORPORATE BONDS -- (CONTINUED)
   BROADCAST, RADIO AND TELEVISION -- (CONTINUED)
$   539,000   Belo (A.H.) Corporation,
               7.750% due 06/01/2027 ...........    $   469,922
    300,000   FrontierVision L.P.,
               11.000% due 10/15/2006 ..........        304,500
  2,224,000   Hearst-Argyle Television, Inc.,
               7.500% due 11/15/2027 ...........      1,926,309
              News America Inc.:
    357,000    6.703% due 05/21/2004 ...........        338,421
     78,000    6.625% due 01/09/2008 ...........         71,488
    882,000    7.300% due 04/30/2028 ...........        759,512
    526,000   Time Warner, Inc.,
               6.625% due 05/15/2029 ...........        443,614
                                                    -----------
                                                      4,980,641
                                                    -----------
   CHEMICALS -- 0.3%
  2,090,000   Lyondell Chemical Company,
               9.625% due 05/01/2007 ...........      2,063,875
                                                    -----------
   CONSTRUCTION/BUILDING MATERIALS -- 0.0%#
    300,000   Nortek, Inc.,
               9.250% due 03/15/2007 ...........        282,000
                                                    -----------
   FINANCIAL SERVICES -- 5.5%
              AIG SunAmerica Global Financial II:
  1,641,000    7.400% due 05/05/2003** .........      1,647,093
  1,243,000    7.600% due 06/15/2005**^ ........      1,255,363
    793,000   AIG SunAmerica Institutional
               Funding,
               5.750% due 02/16/2009 ...........        694,470
              Associates Corporation of North
               America:
  2,004,000    5.750% due 11/01/2003 ...........      1,894,802
  2,537,000    5.500% due 02/15/2004 ...........      2,362,995
    322,000   AT&T Capital Corporation,
               6.250% due 05/15/2001 ...........        319,401
  1,032,000   Beaver Valley Funding Corporation,
               9.000% due 06/01/2017 ...........      1,032,000
    100,000   Capital One Financial Corporation,
               7.250% due 12/01/2003 ...........         97,711
    100,000   Colonial Capital II,
               8.920% due 01/15/2027 ...........         83,910
    510,000   Countrywide Home Loans, Inc.,
               6.250% due 04/15/2009 ...........        446,624
  1,250,000   Criimi Mae Commercial Mortgage
               Trust,
               7.000% due 03/02/2011 ...........      1,088,838
              Ford Motor Credit Company:
  3,598,000    6.700% due 07/16/2004 ...........      3,476,841
  1,892,000    7.750% due 02/15/2007 ...........      1,891,487
    662,000    5.800% due 01/12/2009 ...........        576,822
  2,024,000    7.875% due 06/15/2010 ...........      2,024,648
              General Electric Capital
               Corporation:
  1,320,000    7.500% due 05/15/2005 ...........      1,337,173
    665,000    8.700% due 03/01/2007 ...........        716,178
    457,000    8.850% due 03/01/2007 ...........        495,746
    336,000    8.750% due 05/21/2007 ...........        361,472
    592,000    8.500% due 07/24/2008 ...........        632,238
  1,026,000    7.375% due 01/19/2010 ...........      1,038,240
              General Motors Acceptance
               Corporation:
  2,500,000    6.750% due 12/10/2002 ...........      2,463,398
    732,000    5.950% due 03/14/2003 ...........        705,139
  2,408,000    7.625% due 06/15/2004 ...........      2,411,191
  3,000,000   Goldman Sachs Group L.P.,
               5.900% due 01/15/2003** .........      2,884,554
  1,211,000   GS Escrow Corporation,
               6.750% due 08/01/2001** .........      1,176,764

   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
   ---------                                         --------
   FINANCIAL SERVICES -- (CONTINUED)
$   627,000   John Deere Capital Corporation,
               7.000% due 10/15/2002 ...........    $   621,839
              Midamerican Funding LLC,
    220,000    5.850% due 03/01/2001** .........        217,651
    687,000    6.927% due 03/01/2029** .........        573,344
              Midland Funding Corporation:
     69,560    10.330% due 07/23/2002 ..........         71,217
     31,000    11.750% due 07/23/2005 ..........         33,061
              Morgan Stanley Dean Witter &
               Company:
  1,121,000    7.125% due 01/15/2003 ...........      1,114,174
    816,000    7.750% due 06/15/2005 ...........        821,085
    401,000   Socgen Real Estate LLC,
               7.640% due 12/29/2049** .........        365,621
                                                    -----------
                                                     36,933,090
                                                    -----------
   FOOD AND BEVERAGES -- 0.5%
              Joseph E. Seagrams and Sons, Inc.:
  1,042,000    5.790% due 04/15/2001 ...........      1,029,076
  1,355,000    6.400% due 12/15/2003 ...........      1,304,586
  1,054,000    7.500% due 12/15/2018 ...........        997,327
    165,000   Nabisco, Inc.,
               6.375% due 02/01/2035 ...........        151,045
                                                    -----------
                                                      3,482,034
                                                    -----------
   INSURANCE -- 1.0%
  1,822,000   AFLAC, Inc.,
               6.500% due 04/15/2009 ...........      1,655,928
    356,000   Atlantic Mutual Insurance Company,
               8.150% due 02/15/2028** .........        262,245
  5,110,000   Loews Corporation,
               3.125% due 09/15/2007 ...........      4,279,625
    380,000   Providian Capital I,
               9.525% due 02/01/2027** .........        320,290
                                                    -----------
                                                      6,518,088
                                                    -----------
   LEISURE ENTERTAINMENT -- 1.3%
              Time Warner Entertainment:
  6,297,000    6.100% due 12/30/2001** .........      6,184,800
  1,554,000    10.150% due 05/01/2012 ..........      1,809,585
    784,000    8.375% due 07/15/2033 ...........        798,619
                                                    -----------
                                                      8,793,004
                                                    -----------
   MANUFACTURING -- 0.1%
    441,000   Eaton Corporation,
               6.950% due 11/15/2004 ...........        428,809
                                                    -----------
   OIL AND GAS -- 1.1%
              The Coastal Corporation:
  1,258,000    6.200% due 05/15/2004 ...........      1,204,597
  1,599,000    7.750% due 06/15/2010 ...........      1,590,955
    547,000   Enron Corporation,
               7.875% due 06/15/2003 ...........        551,087
    993,000   Northern Natural Gas Company,
               7.000% due 06/01/2011** .........        927,214
    948,000   Occidental Petroleum Corporation,
               6.400% due 04/01/2013 ...........        909,220
    762,000   Phillips Petroleum Company,
               8.500% due 05/25/2005 ...........        789,343
    650,000   Tennessee Gas Pipeline Company,
               7.625% due 04/01/2037 ...........        599,262
    100,000   Texas Gas Transmission Corporation,
               7.250% due 07/15/2027 ...........         92,170

                       See Notes to Financial Statements.

--------------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------

                                  THE GCG TRUST
                               TOTAL RETURN SERIES

                            JUNE 30, 2000 (UNAUDITED)

   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
   ---------                                         --------
CORPORATE BONDS -- (CONTINUED)
   OIL AND GAS -- (CONTINUED)
$   205,000   Ultramar Diamond Shamrock
               Corporation,
               7.200% due 10/15/2017 ...........    $   185,117
    376,000   Williams Gas Pipeline,
               7.375% due 11/15/2006** .........        369,350
                                                    -----------
                                                      7,218,315
                                                    -----------
   PAPER AND FOREST PRODUCTS -- 0.5%
              Georgia Pacific Corporation:
    658,000    9.950% due 06/15/2002 ...........        683,673
  1,250,000    7.700% due 06/15/2015 ...........      1,164,354
     10,000    9.875% due 11/01/2021 ...........         10,236
  1,000,000    9.500% due 05/15/2022 ...........      1,003,930
    250,000   U.S. Timberlands Klamath Falls,
               LLC,
               9.625% due 11/15/2007 ...........        221,250
                                                    -----------
                                                      3,083,443
                                                    -----------
   RETAIL -- 0.3%
              Federated Department Stores, Inc.:
  1,535,000    8.500% due 06/15/2003 ...........      1,561,562
    195,000    6.300% due 04/01/2009 ...........        173,572
                                                    -----------
                                                      1,735,134
                                                    -----------
   SERVICES -- 0.3%
  3,440,000   Xerox Corporation,
               0.570% due 04/21/2018** .........      1,810,300
                                                    -----------
   TELECOMMUNICATIONS -- 1.8%
  1,110,000   American Tower Corporation,
               5.000% due 02/15/2010**^ ........      1,129,425
    231,000   AT&T Canada, Inc.,
               9.950% due 06/15/2008 ...........        188,172
  1,728,000   AT&T Corporation,
               9.650% due 03/31/2027 ...........      1,879,354
    438,000   BellSouth Corporation,
               7.750% due 02/15/2010 ...........        438,520
  1,549,000   Comcast Corporation,
               9.125% due 10/15/2006 ...........      1,625,810
    200,000   MCI WorldCom, Inc.,
               8.875% due 01/15/2006 ...........        206,309
              Sprint Capital Corporation:
  1,733,000    6.500% due 11/15/2001 ...........      1,713,207
  2,018,000    5.875% due 05/01/2004 ...........      1,902,694
  1,802,000    6.900% due 05/01/2019 ...........      1,603,448
    490,000   Telecomunicaciones de Puerto Rico,
               6.650% due 05/15/2006 ...........        464,343
  1,180,000   Qwest Corporation,
               7.625% due 06/09/2003** .........      1,178,546
                                                    -----------
                                                     12,329,828
                                                    -----------
   TRANSPORTATION -- 0.1%
              Union Pacific Corporation:
    413,000    5.780% due 10/15/2001 ...........        405,371
    640,000    6.340% due 11/25/2003 ...........        612,961
                                                    -----------
                                                      1,018,332
                                                    -----------
   UTILITIES -- 4.6%
  1,998,696   AEP Generating Corporation,
               9.810% due 12/07/2022 ...........      2,230,880
  1,681,848   CE Generation, LLC,
               7.416% due 12/15/2018** .........      1,575,014

   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
   ---------                                         --------
UTILITIES -- (CONTINUED)
              Cleveland Electric Illuminating
               Company:
 $5,360,000    7.670% due 07/01/2004 ...........     $5,318,685
    201,000    7.880% due 11/01/2017 ...........        192,478
    362,000    9.000% due 07/01/2023 ...........        360,494
              CMS Energy Corporation:
    621,000    8.000% due 07/01/2001 ...........        611,679
  2,463,000    8.375% due 07/01/2003 ...........      2,382,928
  1,700,000    6.750% due 01/15/2004 ...........      1,575,035
  1,359,000   Commonwealth Edison Company,
               8.500% due 07/15/2022 ...........      1,340,970
              The Connecticut Light and Power
               Company:
    147,000    7.875% due 06/01/2001 ...........        147,357
  1,000,000    8.590% due 06/05/2003** .........        973,804
    415,000    7.875% due 10/01/2024 ...........        415,143
    760,000   Empresa Electrica Guacolda S.A.,
               7.600% due 04/30/2001** .........        752,400
    454,000   Entergy Mississippi, Inc.,
               6.200% due 05/01/2004 ...........        433,003
    228,000   Gulf States Utilities Company,
               8.250% due 04/01/2004 ...........        232,980
     15,000   MidAmerican Energy Holdings,
               7.230% due 09/15/2005 ...........         14,593
              Niagara Mohawk Power Corporation:
    821,121    7.250% due 10/01/2002 ...........        810,575
    202,000    7.375% due 08/01/2003 ...........        200,580
  2,005,000    7.750% due 05/15/2006 ...........      1,997,898
    364,000    8.770% due 01/01/2018 ...........        375,495
     90,000    8.500% due 07/01/2023 ...........         90,052
     73,000   North Atlantic Energy Corporation,
               9.050% due 06/01/2002 ...........         72,740
    597,324   Northeast Utilities Corporation,
               8.580% due 12/01/2006 ...........        581,738
    505,000   NRG Energy Inc.,
               8.700% due 03/15/2005** .........        507,115
    697,000   NRG South Central, LLC,
               8.962% due 03/15/2016** .........        705,552
    632,000   NSTAR,
               8.000% due 02/15/2010 ...........        634,827
              Salton Sea Funding Corporation:
     15,226    7.370% due 05/30/2005 ...........         14,941
    800,000    7.840% due 05/30/2010 ...........        784,453
    219,030   System Energy Resources,
               7.430% due 01/15/2011 ...........        209,059
    514,000   Texas Utilities Company,
               5.940% due 10/15/2011 ...........        504,478
  1,238,000   Toledo Edison Company,
               7.875% due 08/01/2004 ...........      1,235,564
    371,000   TXU Eastern Funding Company,
               6.150% due 05/15/2002 ...........        359,104
    352,000   UtiliCorp United Inc.,
               7.000% due 07/15/2004 ...........        337,247
  1,133,691   Waterford 3 Funding,
               8.090% due 01/02/2017 ...........      1,062,675
  2,141,000   Wisconsin Electric Power,
               6.625% due 12/01/2002 ...........      2,123,116
                                                    -----------
                                                     31,164,652
                                                    -----------
              Total Corporate Bonds
               (Cost $145,350,831) .............    140,036,974
                                                    -----------

                       See Notes to Financial Statements.

--------------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------

                                  THE GCG TRUST
                               TOTAL RETURN SERIES

                            JUNE 30, 2000 (UNAUDITED)

   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
   ---------                                         --------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.4%
$   825,000   America Express Credit Account
               Master Trust,
               5.600% due 11/15/2006 ...........    $   782,026
  1,218,901   Bear Stearns Commerical Mortgage
               Securities,
               6.800% due 09/15/2008 ...........      1,193,949
    330,948   Beneficial Mortgage Corporation,+
               6.731%++ due 09/28/2037 .........        329,902
     93,505   BlackRock Capital Finance, LP,
               7.750% due 09/25/2026 ...........         51,428
              Chase Commercial Mortgage
               Securities Corporation:
    385,000    7.543% due 09/15/2009 ...........        384,992
    874,000    6.390% due 11/18/2030 ...........        816,858
              COMM 2000:
  1,237,000    6.850%[double double dagger]
               due 01/15/2003** ................      1,237,000
    758,811    6.950%[double double dagger]
               due 12/16/2011** ................        758,811
  2,058,000   Countrywide Alternative Loan Trust,
               8.000% due 07/25/2030 ...........      2,084,589
    449,000   Criimi Mae CMBS Corporation,
               6.701% due 05/20/2008 ...........        404,532
  1,168,959   Ford Credit Auto Owner Trust,
               6.200% due 04/15/2002 ...........      1,165,303
  2,053,051   GS Mortgage Securities Corporation,
               6.060% due 10/18/2030 ...........      1,963,148
    262,908   Illinois Power Special Purpose
               Trust,
               5.260% due 06/25/2003 ...........        259,756
              JP Morgan Commerical Mortgage
               Finance Corporation:
    694,973    6.931% due 04/15/2010 ...........        694,973
    426,000    6.613% due 01/15/2030 ...........        404,785
              Jet Equipment Trust:
     49,118    9.410% due 06/15/2010** .........         52,654
     44,247    8.640% due 11/01/2012** .........         45,321
     10,000    10.690% due 11/01/2013** ........         11,672
              Residential Accredit Loans, Inc.:
  1,000,000    7.000% due 03/25/2028 ...........        942,455
  1,625,000    6.750% due 10/25/2028 ...........      1,540,537
    376,000   Residential Funding Mortgage
               Securities,
               7.660% due 09/25/2012 ...........        375,516
    645,336   Starwood Asset Receivables Trust,
               6.951% due 08/25/2003** .........        645,336
                                                    -----------
              Total Collateralized Mortgage
               Obligations
               (Cost $16,282,041) ..............     16,145,543
                                                    -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 10.3%
   FEDERAL HOME LOAN BANK (FHLB) -- 0.1%
    800,000    5.700% due 03/03/2009 ...........        716,623
                                                    -----------
   FEDERAL HOME LOAN MORTGAGE CORPORATION
    (GOLD) (FGLMC) -- 0.2%
  1,432,007   Pool #C18106
               6.500% due 11/01/2028 ...........      1,352,788
                                                    -----------
   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 5.6%
  1,270,000   Pool #410201
               5.722% due 03/01/2009 ...........      1,151,715
    675,000    6.625% due 09/15/2009 ...........        652,070
  5,765,000    7.250% due 01/15/2010 ...........      5,821,976
  9,876,000    7.125% due 06/15/2010 ...........      9,914,615
  2,814,921   Pool #436880
               6.500% due 08/01/2028 ...........      2,654,808
  2,724,271   Pool #430883
               6.500% due 09/01/2028 ...........      2,569,314

   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
   ---------                                         --------
   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- (CONTINUED)
 $2,889,207   Pool #450807
               6.500% due 11/01/2028 ...........    $ 2,724,869
    867,825   Pool #452026
               6.500% due 11/01/2028 ...........        818,463
    661,174   Pool #252162
               6.500% due 12/01/2028 ...........        623,567
    429,661   Pool #479026
               6.500% due 01/01/2029 ...........        405,222
    399,506   Pool #508538
               7.000% due 08/01/2029 ...........        385,771
              Pool #32767
  3,600,000    7.500% due 10/01/2029 ...........      3,545,438
  3,600,000    7.000% due 11/01/2029 ...........      3,472,592
  3,325,577   Pool #535041
               7.000% due 12/01/2029 ...........      3,211,244
                                                    -----------
                                                     37,951,664
                                                    -----------
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- 4.4%
  5,310,256   Pool #323416
               8.000% due 05/15/2022 ...........      5,369,997
    555,235   Pool #780598
               7.500% due 12/15/2023 ...........        551,937
    132,210    8.000% due 06/20/2025 ...........        132,723
    104,932   Pool #353404
               7.500% due 09/15/2025 ...........        104,242
    504,635   Pool #414736
               7.500% due 11/15/2025 ...........        501,319
     70,911   Pool #417340
               7.500% due 04/15/2026 ...........         70,445
    133,973   Pool #423906
               7.500% due 07/15/2026 ...........        133,093
     16,911   Pool #432725
               8.000% due 07/15/2026 ...........         17,101
    266,652   Pool #436405
               8.000% due 07/15/2026 ...........        269,651
     11,405   Pool #436440
               7.500% due 08/15/2026 ...........         11,330
    222,155   Pool #433213
               7.500% due 09/15/2026 ...........        220,696
    310,102   Pool #409052
               7.500% due 10/15/2026 ...........        308,065
  1,199,577   Pool #431365
               7.500% due 10/15/2026 ...........      1,191,696
    226,322   Pool #433128
               7.500% due 10/15/2026 ...........        224,835
     21,168   Pool #442177
               8.000% due 12/15/2026 ...........         21,406
    513,980   Pool #780498
               7.500% due 01/15/2027 ...........        510,927
    459,297   Pool #439051
               7.500% due 02/15/2027 ...........        456,279
     25,941   Pool #432446
               7.500% due 04/15/2027 ...........         25,770
    190,586   Pool #780546
               7.500% due 04/15/2027 ...........        189,454
    120,415   Pool #418877
               7.500% due 05/15/2027 ...........        119,624
    660,519   Pool #426435
               7.500% due 05/15/2027 ...........        656,179
     70,713   Pool #439558
               7.500% due 05/15/2027 ...........         70,249
    365,169   Pool #411815
               8.000% due 07/15/2027 ...........        369,277

                       See Notes to Financial Statements.

--------------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------

                                  THE GCG TRUST
                               TOTAL RETURN SERIES

                            JUNE 30, 2000 (UNAUDITED)
   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
   ---------                                         --------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- (CONTINUED)
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
    (GNMA) -- (CONTINUED)
$   372,859   Pool #448957
               7.500% due 09/15/2027 ...........    $   370,410
    127,219   Pool #455301
               7.500% due 09/15/2027 ...........        126,383
    274,994   Pool #427811
               7.500% due 11/15/2027 ...........        273,188
    431,351   Pool #410449
               7.500% due 02/15/2028 ...........        428,517
     76,084   Pool #458872
               7.000% due 03/15/2028 ...........         74,039
     49,485   Pool #460810
               7.000% due 04/15/2028 ...........         48,155
  1,301,708   Pool #467737
               7.000% due 04/15/2028 ...........      1,266,718
    238,129   Pool #480413
               7.000% due 07/15/2028 ...........        231,728
    602,913   Pool #480776
               7.000% due 07/15/2028 ...........        586,707
    701,324   Pool #450368
               7.000% due 08/15/2028 ...........        682,379
    374,298   Pool #468129
               7.000% due 08/15/2028 ...........        364,188
  1,561,211   Pool #486467
               7.000% due 08/15/2028 ...........      1,519,246
    987,165   Pool #186997
               8.000% due 11/15/2029 ...........        998,270
  2,164,189   Pool #486237
               8.000% due 12/15/2029 ...........      2,188,536
  1,308,252   Pool #486238
               8.000% due 12/15/2029 ...........      1,322,970
  1,992,720   Pool #507241
               8.000% due 12/15/2029 ...........      2,015,138
  1,492,590   Pool #517447
               8.000% due 12/15/2029 ...........      1,509,382
  1,792,734   Pool #521648
               8.000% due 12/15/2029 ...........      1,812,902
    939,526   Pool #525494
               8.000% due 12/15/2029 ...........        950,095
    997,302   Pool #500212
               8.000% due 02/15/2030 ...........      1,008,521
                                                    -----------
                                                     29,303,767
                                                    -----------
              Total U.S. Government Agency Obligations
               (Cost $70,169,451) ..............     69,324,842
                                                    -----------

   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
   ---------                                         --------
U.S. TREASURY OBLIGATIONS -- 6.0%
   U.S. TREASURY BONDS -- 4.3%
$  9,631,000   9.875% due 11/15/2015 ...........    $13,052,991
 15,752,000    6.125% due 08/15/2029 ...........     15,933,148
                                                    -----------
                                                     28,986,139
                                                    -----------
   U.S. TREASURY NOTES -- 1.7%
  5,000,000    4.250% due 01/15/2010 ...........      5,075,000
  6,103,000    6.500% due 02/15/2010 ...........      6,305,009
                                                    -----------
                                                     11,380,009
                                                    -----------
              Total U.S. Treasury Obligations
               (Cost $40,075,979)                    40,366,148
                                                    -----------
SHORT TERM INVESTMENTS -- 3.8%
   (Cost $25,490,693)
   FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 3.8%
 25,500,000    4.869%[double dagger]
               due 07/03/2000 ..................     25,490,693
                                                    -----------
TOTAL INVESTMENTS (COST $658,079,951*) ..   99.6%   669,154,608
OTHER ASSETS AND LIABILITIES (NET) ......    0.4      3,011,135
                                           ------  ------------
NET ASSETS ..............................  100.0%  $672,165,743
                                           ======  ============
------------------------------
                     *  Aggregate cost for Federal tax purposes.
                    ** Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
                     ^  Illiquid security.
                     +  Non-income producing securities.
       [double dagger]  Annualized yield at date of purchase.
[double double dagger]  Floating rate security. Rate shown is in effect at 6/30/2000.
                   (a) The rate shown is the effective yield at date of purchase.
                     #  Amount is less than 0.1%.

-------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
-------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------
    PORTFOLIO OF INVESTMENTS
--------------------------------------------------

                                  THE GCG TRUST
                              EQUITY INCOME SERIES

                            JUNE 30, 2000 (UNAUDITED)

                                                       VALUE
    SHARES                                           (NOTE 1)
    ------                                           --------
COMMON STOCKS -- 95.3%
   AEROSPACE/DEFENSE -- 1.8%
     26,300   The Boeing Company ...............    $ 1,099,669
    142,000   Lockheed Martin Corporation ......      3,523,375
                                                    -----------
                                                      4,623,044
                                                    -----------
   AUTOMOTIVE -- 0.8%
     24,400   Dana Corporation .................        516,975
     82,200   Genuine Parts Company ............      1,644,000
                                                    -----------
                                                      2,160,975
                                                    -----------
   BANKS -- 8.0%
     34,400   Bank of America Corporation ......      1,479,200
     91,700   Bank One Corporation .............      2,435,781
     54,000   Firstar Corporation ..............      1,137,375
    115,561   FleetBoston Financial Corporation       3,929,074
     28,200   KeyCorp ..........................        497,025
    169,700   Mellon Financial Corporation .....      6,183,444
     55,700   Mercantile Bankshares Corporation       1,660,556
     53,300   National City Corporation ........        909,431
     62,800   Wells Fargo & Company ............      2,433,500
                                                    -----------
                                                     20,665,386
                                                    -----------
   CHEMICALS -- 3.0%
     39,900   The Dow Chemical Company .........      1,204,481
     62,200   du Pont (E.I.) de Nemours and
               Company .........................      2,721,250
     54,600   Great Lakes Chemical Corporation        1,719,900
     94,900   Hercules, Inc. ...................      1,334,531
     26,500   Imperial Chemical Industries Plc,
               ADR .............................        816,531
                                                    -----------
                                                      7,796,693
                                                    -----------
   COMPUTER INDUSTRY -- 1.9%
     24,700   BMC Software, Inc.+ ..............        901,164
     50,700   Compaq Computer Corporation ......      1,296,019
     27,000   Microsoft Corporation+ ...........      2,160,000
     40,500   Unisys Corporation+ ..............        589,781
                                                    -----------
                                                      4,946,964
                                                    -----------
   CONSUMER PRODUCTS -- 9.1%
     54,000   Eastman Kodak Company ............      3,213,000
    117,600   Fort James Corporation ...........      2,719,500
     60,300   Fortune Brands, Inc. .............      1,390,669
     34,200   The Gillette Company .............      1,194,862
     80,400   Hasbro, Inc. .....................      1,211,025
     88,500   International Flavors & Fragrances,
               Inc. ............................      2,671,594
     62,800   Kimberly-Clark Corporation .......      3,603,150
     84,300   Philip Morris Companies, Inc. ....      2,239,219
     21,100   The Procter & Gamble Company .....      1,207,975
     71,200   The Stanley Works ................      1,691,000
     27,700   Tupperware Corporation ...........        609,400
    107,400   UST, Inc. ........................      1,577,437
                                                    -----------
                                                     23,328,831
                                                    -----------
   ELECTRONICS -- 1.4%
     71,300   Hubbell, Inc., Class B ...........      1,818,150
     52,800   Rockwell International Corporation      1,663,200
                                                    -----------
                                                      3,481,350
                                                    -----------
   FINANCIAL SERVICES -- 4.7%
     55,000   Citigroup, Inc. ..................      3,313,750
     60,600   Dun & Bradstreet Corporation .....      1,734,675
     59,100   Fannie Mae .......................      3,084,281
     37,700   H&R Block, Inc. ..................      1,220,537
     25,700   Morgan (J.P) & Company ...........      2,830,212
                                                    -----------
                                                     12,183,455
                                                    -----------

                                                       VALUE
    SHARES                                           (NOTE 1)
    ------                                           --------
   FOOD AND BEVERAGES -- 8.1%
     21,000   Anheuser-Busch Companies, Inc. ...    $ 1,568,437
     41,000   Brown-Forman Corporation, Class B       2,203,750
     63,800   Campbell Soup Company ............      1,858,175
    125,700   General Mills, Inc. ..............      4,808,025
     78,100   H.J. Heinz Company ...............      3,416,875
     74,900   Hershey Foods Corporation ........      3,632,650
     38,100   Kellogg Company ..................      1,133,475
     70,200   McCormick & Company, Inc. ........      2,281,500
                                                    -----------
                                                     20,902,887
                                                    -----------
   HEALTH CARE -- 0.5%
     41,900   Becton, Dickinson & Company ......      1,202,006
                                                    -----------
   HOTELS/RESORTS -- 1.8%
    155,200   Hilton Hotels Corporation ........      1,455,000
     99,800   Starwood Hotels and Resorts
               Worldwide, Inc. .................      3,249,737
                                                    -----------
                                                      4,704,737
                                                    -----------
   INSURANCE -- 5.2%
     49,300   American General Corporation .....      3,007,300
     39,500   The Chubb Corporation ............      2,429,250
     40,600   Lincoln National Corporation .....      1,466,675
     74,100   SAFECO Corporation ...............      1,472,737
     77,300   The St. Paul Companies, Inc. .....      2,637,862
    113,300   UnumProvident Corporation ........      2,273,081
                                                    -----------
                                                     13,286,905
                                                    -----------
   LEISURE ENTERTAINMENT -- 1.2%
     79,200   The Walt Disney Company ..........      3,073,950
                                                    -----------
   MANUFACTURING -- 3.9%
     45,000   Armstrong Holdings, Inc. .........        689,062
     15,800   Cooper Industries, Inc. ..........        514,487
     21,700   Eaton Corporation ................      1,453,900
     39,100   Minnesota Mining and Manufacturing
               Company .........................      3,225,750
    113,300   Pall Corporation .................      2,096,050
     27,400   Phelps Dodge Corporation .........      1,018,938
     23,200   PPG Industries, Inc. .............      1,028,050
                                                    -----------
                                                     10,026,237
                                                    -----------
   MINING -- 0.4%
     47,400   Newmont Mining Corporation .......      1,025,025
                                                    -----------
   OIL AND GAS -- 13.5%
     39,600   Amerada Hess Corporation .........      2,445,300
     63,600   Baker Hughes, Inc. ...............      2,035,200
    133,624   BP Amoco Plc, ADR ................      7,558,108
     47,000   Chevron Corporation ..............      3,986,188
     86,562   Exxon Mobil Corporation ..........      6,795,117
     62,400   Royal Dutch Petroleum Company,
               NY Shares .......................      3,841,500
     69,500   Texaco Inc. ......................      3,700,875
     89,600   Unocal Corporation ...............      2,968,000
     56,600   USX-Marathon Group ...............      1,418,538
                                                    -----------
                                                     34,748,826
                                                    -----------
   PAPER AND FOREST PRODUCTS -- 1.2%
      6,800   Consolidated Papers, Inc. ........        248,625
     93,593   International Paper Company ......      2,790,241
                                                    -----------
                                                      3,038,866
                                                    -----------
   PHARMACEUTICALS -- 5.1%
     60,000   Abbott Laboratories ..............      2,673,750
     82,500   American Home Products Corporation      4,846,875
     20,800   Merck & Company, Inc. ............      1,593,800
     79,147   Pharmacia Corporation ............      4,090,911
                                                    -----------
                                                     13,205,336
                                                    -----------

                       See Notes to Financial Statements.

--------------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------

                                  THE GCG TRUST
                              EQUITY INCOME SERIES

                            JUNE 30, 2000 (UNAUDITED)

                                                       VALUE
    SHARES                                           (NOTE 1)
    ------                                           --------
COMMON STOCKS -- (CONTINUED)
   PRINTING/PUBLISHING -- 2.7%
     67,000   Donnelley (R.R.) & Sons Company ..    $ 1,511,688
     20,100   Dow Jones & Company, Inc. ........      1,472,325
     46,000   Knight-Ridder, Inc. ..............      2,446,625
     41,100   The Reader's Digest Association,
               Inc., Class A ...................      1,633,725
                                                    -----------
                                                      7,064,363
                                                    -----------
   REAL ESTATE INVESTMENT TRUSTS -- 1.4%
     60,900   The Rouse Company ................      1,507,275
     95,900   Simon Property Group, Inc. .......      2,127,781
                                                    -----------
                                                      3,635,056
                                                    -----------
   RETAIL -- 1.9%
     39,300   J.C. Penney Company, Inc. ........        724,594
     54,500   May Department Stores Company ....      1,308,000
    191,900   Toys "R" Us, Inc.+ ...............      2,794,544
                                                    -----------
                                                      4,827,138
                                                    -----------
   SERVICES -- 0.8%
     94,500   Xerox Corporation ................      1,960,875
                                                    -----------
   TELECOMMUNICATIONS -- 8.8%
     58,700   ALLTEL Corporation ...............      3,635,731
     47,200   AT&T Corporation .................      1,492,700
     64,000   Bell Atlantic Corporation ........      3,252,000
     37,500   BellSouth Corporation ............      1,598,438
     70,200   GTE Corporation ..................      4,369,950
     30,600   Motorola, Inc. ...................        889,313
    123,900   SBC Communications Inc. ..........      5,358,675
     13,200   US West, Inc. ....................      1,131,900
     20,200   Vodafone AirTouch Plc, ADR .......        837,038
                                                    -----------
                                                     22,565,745
                                                    -----------

                                                       VALUE
    SHARES                                           (NOTE 1)
    ------                                           --------
   TRANSPORTATION -- 1.9%
    132,100   Norfolk Southern Corporation .....    $ 1,964,988
     76,700   Union Pacific Corporation ........      2,852,281
                                                    -----------
                                                      4,817,269
                                                    -----------
   UTILITIES -- 5.3%
     47,700   Duke Energy Corporation ..........      2,689,088
     36,000   Entergy Corporation ..............        978,750
     74,700   FirstEnergy Corporation ..........      1,746,113
     66,200   Niagara Mohawk Holdings, Inc.+ ...        922,663
     54,200   Reliant Energy, Inc. .............      1,602,288
     34,796   Scottish Power Plc, ADR ..........      1,163,491
     95,700   Southern Company .................      2,231,006
     59,700   Unicom Corporation ...............      2,309,644
                                                    -----------
                                                     13,643,043
                                                    -----------
   WASTE MANAGEMENT -- 0.9%
    128,100   Waste Management, Inc. ...........      2,433,900
                                                    -----------
              Total Common Stocks
               (Cost $273,808,469) .............    245,348,862
                                                    -----------
TOTAL INVESTMENTS (COST $273,808,469*) ..   95.3%   245,348,862
OTHER ASSETS AND LIABILITIES (NET) ......    4.7     12,032,444
                                           ------  ------------
NET ASSETS ..............................  100.0%  $257,381,306
                                           ======  ============
 ------------------------------
*   Aggregate cost for Federal tax purposes.
+   Non-income producing security.

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                  ADR -- American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

---------------------------------------------------
    PORTFOLIO OF INVESTMENTS
---------------------------------------------------

                                  THE GCG TRUST
                                INVESTORS SERIES

                            JUNE 30, 2000 (UNAUDITED)

                                                       VALUE
    SHARES                                           (NOTE 1)
    ------                                           --------
COMMON STOCKS -- 99.1%
   BANKS -- 6.7%
      5,000   The Bank of New York Company, Inc.     $  232,500
      3,600   The Chase Manhattan Corporation ..        165,825
      2,300   Comerica, Inc. ...................        103,212
      4,200   FleetBoston Financial Corporation         142,800
      2,300   U.S. Bancorp .....................         44,275
                                                     ----------
                                                        688,612
                                                     ----------
   BROADCAST, RADIO AND TELEVISION -- 2.8%
      4,300   AT&T Corp. - Liberty Media Group,
               Class A+ ........................        104,275
      3,800   The News Corporation, Ltd., ADR ..        180,500
                                                     ----------
                                                        284,775
                                                     ----------
   COMPUTER INDUSTRY -- 10.3%
      3,900   3Com Corporation+ ................        224,737
      7,700   Compaq Computer Corporation ......        196,831
      2,400   Computer Associates International,
               Inc. ............................        122,850
      1,200   Hewlett-Packard Company ..........        149,850
      2,200   International Business Machines
               Corporation .....................        241,037
      2,100   Seagate Technology, Inc.+ ........        115,500
                                                     ----------
                                                      1,050,805
                                                     ----------
   CONSUMER PRODUCTS -- 4.5%
      2,600   Kimberly-Clark Corporation .......        149,175
      6,800   Philip Morris Companies, Inc. ....        180,625
      4,700   R.J. Reynolds Tobacco Holdings,
               Inc. ............................        131,306
                                                     ----------
                                                        461,106
                                                     ----------
   FINANCIAL SERVICES -- 9.2%
      1,800   American Express Company .........         93,825
      4,600   Associates First Capital
               Corporation, Class A ............        102,637
      2,300   Freddie Mac ......................         93,150
      4,900   Household International, Inc. ....        203,656
      4,900   MBNA Corporation .................        132,912
      1,900   Morgan Stanley Dean Witter &
               Company .........................        158,175
      5,200   Washington Mutual, Inc. ..........        150,150
                                                    -----------
                                                        934,505
                                                    -----------
   FOOD AND BEVERAGES -- 9.5%
      6,700   Coca-Cola Enterprises, Inc. ......        109,294
     10,700   Nabisco Group Holdings Corporation        277,531
      8,300   The Pepsi Bottling Group, Inc. ...        242,256
      2,800   PepsiCo, Inc. ....................        124,425
      7,000   Ralston-Ralston Purina Group .....        139,563
      8,200   Tyson Foods, Inc., Class A .......         71,750
                                                     ----------
                                                        964,819
                                                     ----------
   INSURANCE -- 0.9%
      1,500   American General Corporation .....         91,500
                                                     ----------
   MANUFACTURING -- 4.0%
      4,700   Alcoa Inc. .......................        136,300
      5,100   Honeywell International, Inc. ....        171,806
      2,600   Ingersoll-Rand Company ...........        104,650
                                                     ----------
                                                        412,756
                                                     ----------
   OIL AND GAS -- 9.8%
      1,900   Amerada Hess Corporation .........        117,325
      3,200   Burlington Resources Inc. ........        122,400
      1,500   The Coastal Corporation ..........         91,313
      6,000   Conoco Inc., Class A .............        132,000
      2,600   Royal Dutch Petroleum Company ....        160,062
      2,400   Total Fina Elf SA, ADR ...........        184,350
      2,100   USX-Marathon Group ...............         52,631
      3,300   The Williams Companies, Inc. .....        137,569
                                                     ----------
                                                        997,650
                                                     ----------

                                                       VALUE
    SHARES                                           (NOTE 1)
    ------                                           --------
   PAPER AND FOREST PRODUCTS -- 1.4%
      4,700   International Paper Company ......     $  140,119
                                                     ----------
   PHARMACEUTICALS -- 9.6%
      2,800   Abbott Laboratories ..............        124,775
      2,400   American Home Products Corporation        141,000
      1,100   Eli Lilly & Company ..............        109,863
      2,600   Merck & Company, Inc. ............        199,225
      2,800   Novartis AG, ADR .................        112,000
      4,400   Pharmacia Corporation ............        227,425
      1,400   Schering-Plough Corporation ......         70,700
                                                     ----------
                                                        984,988
                                                     ----------
   REAL ESTATE INVESTMENT TRUSTS -- 0.5%
      1,900   Equity Office Properties Trust ...         52,369
                                                     ----------
   RESTAURANTS -- 0.8%
      2,600   McDonald's Corporation ...........         85,638
                                                     ----------
   RETAIL -- 8.4%
      1,300   Albertson's, Inc. ................         43,225
      6,400   Costco Wholesale Corporation+ ....        211,200
      1,200   Delhaize America, Inc., Non Voting
               Shares ..........................         21,225
      2,600   Delhaize America, Inc., Voting
               Shares ..........................         39,975
      4,600   Federated Department Stores, Inc.+        155,250
      5,200   Safeway, Inc.+ ...................        234,650
      2,700   Target Corporation ...............        156,600
                                                     ----------
                                                        862,125
                                                     ----------
   SEMICONDUCTORS -- 5.8%
      1,200   Applied Materials, Inc.+ .........        108,750
        900   Intel Corporation ................        120,319
      1,400   Micron Technology, Inc. ..........        123,288
      4,300   National Semiconductor Corporation+       244,025
                                                     ----------
                                                        596,382
                                                     ----------
   TELECOMMUNICATIONS -- 13.0%
      1,700   Alcatel SA, ADR ..................        113,050
      1,900   ALLTEL Corporation ...............        117,681
      3,600   Bell Atlantic Corporation ........        182,925
        300   Corning, Inc. ....................         80,963
        600   General Motors Corporation, Class H        52,650
      3,000   GTE Corporation ..................        186,750
      1,600   Motorola, Inc. ...................         46,500
      5,400   SBC Communications, Inc. .........        233,550
      1,600   Tellabs, Inc.+ ...................        109,500
      4,500   WorldCom, Inc.+ ..................        206,438
                                                     ----------
                                                      1,330,007
                                                     ----------
   TRANSPORTATION -- 1.9%
      3,600   Canadian National Railway Company         105,075
      3,500   Canadian Pacific, Ltd. ...........         91,656
                                                     ----------
                                                        196,731
                                                     ----------
              Total Common Stocks
               (Cost $10,169,807) ..............     10,134,887
                                                     ----------
TOTAL INVESTMENTS (COST $10,169,807*) ...   99.1%    10,134,887
OTHER ASSETS AND LIABILITIES (NET) ......    0.9         91,425
                                           ------   -----------
NET ASSETS ..............................  100.0%   $10,226,312
                                           ======   ===========
 ------------------------------
*  Aggregate cost for Federal tax purposes.
+  Non-income producing security.

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

---------------------------------------------------
    PORTFOLIO OF INVESTMENTS
---------------------------------------------------

                                  THE GCG TRUST
                               VALUE EQUITY SERIES

                            JUNE 30, 2000 (UNAUDITED)

                                                       VALUE
    SHARES                                           (NOTE 1)
    ------                                           --------
COMMON STOCKS -- 95.0%
   AEROSPACE/DEFENSE -- 2.5%
     95,000   The Boeing Company ...............    $ 3,972,187
                                                    -----------
   AUTOMOTIVE -- 1.5%
     39,861   General Motors Corporation .......      2,314,429
                                                    -----------
   BANKS -- 9.3%
     87,400   Bank of America Corporation ......      3,758,200
    109,300   Charter One Financial, Inc. ......      2,513,900
     87,750   The Chase Manhattan Corporation ..      4,041,984
    134,000   FleetBoston Financial Corporation       4,556,000
                                                    -----------
                                                     14,870,084
                                                    -----------
   BROADCAST, RADIO AND TELEVISION -- 2.1%
     47,500   Viacom Inc., Class A+ ............      3,247,812
                                                    -----------
   CHEMICALS -- 7.0%
     84,926   du Pont (E.I.) de Nemours and
               Company .........................      3,715,512
    100,000   Praxair, Inc. ....................      3,743,750
    109,300   Rohm and Haas Company ............      3,770,850
                                                    -----------
                                                     11,230,112
                                                    -----------
   COMPUTER INDUSTRY -- 8.4%
    172,800   Compaq Computer Corporation ......      4,417,200
     67,000   Electronic Data Systems Corporation     2,763,750
     56,000   International Business Machines
               Corporation .....................      6,135,500
                                                    -----------
                                                     13,316,450
                                                    -----------
   ELECTRONICS -- 2.8%
     95,000   Koninklijke (Royal) Philips
               Electronics N.V. ................      4,512,500
                                                    -----------
   FINANCIAL SERVICES -- 13.1%
    125,000   Associates First Capital
               Corporation, Class A ............      2,789,062
    111,000   Capital One Financial Corporation       4,953,375
    104,500   Citigroup, Inc. ..................      6,296,125
     34,000   Lehman Brothers Holdings Inc. ....      3,215,125
     92,500   Wells Fargo & Company ............      3,584,375
                                                    -----------
                                                     20,838,062
                                                    -----------
   HEALTH CARE -- 5.0%
     48,900   Bausch & Lomb, Inc. ..............      3,783,638
    137,500   HCA-The Healthcare Corporation ...      4,176,563
                                                    -----------
                                                      7,960,201
                                                    -----------
   INSURANCE -- 5.1%
     28,500   American International Group, Inc.      3,348,750
    230,400   MetLife, Inc.+ ...................      4,852,800
                                                    -----------
                                                      8,201,550
                                                    -----------
   MANUFACTURING -- 6.8%
     52,000   Eaton Corporation ................      3,484,000
     85,250   Honeywell International Inc. .....      2,871,859
     54,400   Minnesota Mining and
               Manufacturing Company ...........      4,488,000
                                                    -----------
                                                     10,843,859
                                                    -----------

                                                       VALUE
    SHARES                                           (NOTE 1)
    ------                                           --------
   OIL AND GAS -- 15.6%
     49,040   BP Amoco Plc, ADR ................    $ 2,773,825
     57,000   Burlington Resources Inc. ........      2,180,250
     23,700   The Coastal Corporation ..........      1,442,738
     96,933   Conoco Inc., Class B .............      2,380,917
     63,600   El Paso Energy Corporation .......      3,239,625
     66,500   Exxon Mobil Corporation ..........      5,220,250
     22,000   Santa Fe International Corporation        768,625
     56,000   Transocean Sedco Forex Inc. ......      2,992,500
    156,700   USX-Marathon Group ...............      3,927,294
                                                    -----------
                                                     24,926,024
                                                    -----------
   PAPER AND FOREST PRODUCTS -- 2.3%
    123,500   International Paper Company ......      3,681,844
                                                    -----------
   PHARMACEUTICALS -- 3.0%
     91,720   Pharmacia Corporation ............      4,740,778
                                                    -----------
   RETAIL -- 2.0%
     92,000   Federated Department Stores, Inc.+      3,105,000
                                                    -----------
   TELECOMMUNICATIONS -- 8.5%
     60,325   AT&T Corporation .................      1,907,778
     13,993   General Motors Corporation, Class H     1,227,886
     98,500   SBC Communications Inc. ..........      4,260,125
     67,170   Sprint Corporation ...............      3,425,670
     32,500   US West, Inc. ....................      2,786,875
                                                    -----------
                                                     13,608,334
                                                    -----------
              Total Common Stocks
               (Cost $146,770,527) .............    151,369,226
                                                    -----------
   PRINCIPAL
    AMOUNT
   ---------
U.S. GOVERNMENT AGENCY DISCOUNT NOTE -- 4.8%
   (Cost $7,670,310)
 $7,673,000   Federal Home Loan Bank,
               6.086%[double dagger]
               due 07/03/2000 ..................      7,670,310
                                                   ------------
TOTAL INVESTMENTS (COST $154,440,837*) ..   99.8%   159,039,536
OTHER ASSETS AND LIABILITIES (NET) ......    0.2        390,481
                                           ------  ------------
NET ASSETS ..............................  100.0%  $159,430,017
                                           ======  ============
 ------------------------------
                * Aggregate cost for Federal tax purposes.
                + Non-income producing security.
  [double dagger] Annualized yield at date of purchase.

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

---------------------------------------------------
    PORTFOLIO OF INVESTMENTS
---------------------------------------------------

                                  THE GCG TRUST
                             RISING DIVIDENDS SERIES

                            JUNE 30, 2000 (UNAUDITED)

                                                       VALUE
    SHARES                                           (NOTE 1)
    ------                                           --------
COMMON STOCKS -- 98.7%
   BANKS -- 3.9%
    980,050   Wells Fargo & Company ............    $37,976,937
                                                    -----------
   COMPUTER INDUSTRY -- 14.9%
    538,800   Cisco Systems, Inc.+ .............     34,247,475
    297,870   Hewlett-Packard Company ..........     37,196,516
    392,610   International Business Machines
               Corporation .....................     43,015,333
    380,700   Microsoft Corporation+ ...........     30,456,000
                                                    -----------
                                                    144,915,324
                                                    -----------
   CONSUMER PRODUCTS -- 3.6%
    616,675   The Procter & Gamble Company .....     35,304,644
                                                    -----------
   DATA SERVICES -- 6.8%
    777,140   Automatic Data Processing Inc. ...     41,625,561
    610,240   Electronic Data Systems Corporation    25,172,400
                                                    -----------
                                                     66,797,961
                                                    -----------
   ELECTRONICS -- 9.0%
    113,607   Agilent Technologies, Inc.+ ......      8,378,516
    371,490   Emerson Electric Company .........     22,428,709
    428,480   Intel Corporation ................     57,282,420
                                                    -----------
                                                     88,089,645
                                                    -----------
   FINANCIAL SERVICES -- 3.4%
    633,500   Fannie Mae .......................     33,060,781
                                                    -----------
   FOOD AND BEVERAGES -- 8.7%
    401,010   Bestfoods ........................     27,769,942
    708,970   The Coca-Cola Company ............     40,721,464
    208,570   Wrigley, (Wm) Jr. Company ........     16,724,707
                                                    -----------
                                                     85,216,113
                                                    -----------
   HEALTH CARE -- 2.3%
    448,840   Medtronic, Inc. ..................     22,357,843
                                                    -----------
   INSURANCE -- 7.1%
    403,200   American International Group, Inc.     47,376,000
    210,870   Marsh & McLennan Companies, Inc...     22,022,736
                                                    -----------
                                                     69,398,736
                                                    -----------
   MANUFACTURING -- 9.0%
    870,120   General Electric Company .........     46,116,360
    299,540   Illinois Tool Works, Inc. ........     17,073,780
    546,055   PPG Industries, Inc. .............     24,197,062
                                                    -----------
                                                     87,387,202
                                                    -----------

                                                       VALUE
    SHARES                                           (NOTE 1)
    ------                                           --------
   OIL AND GAS -- 3.7%
    454,195   Exxon Mobil Corporation ..........    $35,654,308
                                                    -----------
   PHARMACEUTICALS -- 14.7%
    488,780   Johnson & Johnson ................     49,794,463
    557,950   Merck & Company, Inc. ............     42,752,919
  1,066,100   Pfizer Inc. ......................     51,172,800
                                                    -----------
                                                    143,720,182
                                                    -----------
   RESTAURANTS -- 3.4%
  1,016,110   McDonald's Corporation ...........     33,468,123
                                                    -----------
   RETAIL -- 3.9%
    577,100   The Gap, Inc. ....................     18,034,375
    402,500   The Home Depot, Inc. .............     20,099,844
                                                    -----------
                                                     38,134,219
                                                    -----------
   TELECOMMUNICATIONS -- 4.3%
    748,830   AT&T Corporation .................     23,681,749
    306,700   Lucent Technologies Inc. .........     18,171,975
                                                    -----------
                                                     41,853,724
                                                    -----------
              Total Common Stocks
               (Cost $821,113,023) .............    963,335,742
                                                    -----------
   PRINCIPAL
    AMOUNT
   ---------
COMMERCIAL PAPER -- 1.2%
 $2,305,000   Allstate Insurance,
               6.086%[double dagger]
               due 07/03/2000 ..................      2,304,225
  4,000,000   Bridgestone/Firestone, Inc.,
               7.304[double dagger]
               due 07/03/2000 ..................      3,998,467
              Coop Association:
  2,787,000    7.304%[double dagger]
               due 07/03/2000 ..................      2,785,924
  2,494,000    7.304%[double dagger]
               due 07/03/2000 ..................      2,493,020
                                                    -----------
              Total Commercial Paper
               (Cost $11,581,636) ..............     11,581,636
                                                    -----------
TOTAL INVESTMENTS (COST $832,694,659*) ..   99.9%   974,917,378
OTHER ASSETS AND LIABILITIES (NET) ......    0.1        726,022
                                           ------  ------------
NET ASSETS ..............................  100.0%  $975,643,400
                                           ======  ============
 ------------------------------
              * Aggregate cost for Federal tax purposes.
              + Non-income producing security.
[double dagger] Annualized yield at date of purchase.

                       See Notes to Financial Statements.

---------------------------------------------------
    PORTFOLIO OF INVESTMENTS
---------------------------------------------------

                                  THE GCG TRUST
                              MANAGED GLOBAL SERIES

                            JUNE 30, 2000 (UNAUDITED)

                                                       VALUE
    SHARES                                           (NOTE 1)
    ------                                           --------
COMMON STOCKS -- 96.4%
   AUSTRALIA -- 2.6%
    127,300   Broken Hill Proprietary Company
               Ltd. ............................  $   1,503,602
    251,000   Cable and Wirelsss Optus Ltd.+ ...        747,551
     33,000   CSL Ltd. .........................        651,967
    206,000   Foster's Brewing Group Ltd. ......        579,032
     67,095   Lend Lease Corporation Ltd. ......        855,008
     79,000   Publishing & Broadcasting Ltd. ...        607,110
     83,000   Westpac Banking Corporation Ltd...        598,140
                                                    -----------
                                                      5,542,410
                                                    -----------
   BERMUDA -- 0.9%
     21,300   FLAG Telecom Holdings, Ltd.+ .....        316,837
     35,000   Tyco International Ltd. ..........      1,658,125
                                                    -----------
                                                      1,974,962
                                                    -----------
   CANADA -- 3.3%
     35,600   Bank of Nova Scotia ..............        873,162
     39,341   Bombardier Inc., Class B .........      1,068,587
     56,100   Investors Group Inc. .............        771,375
     18,966   Nortel Networks Corporation ......      1,316,087
     30,000   Rogers Communications, Inc.,
               Class B+ ........................        850,338
     46,000   Thomson Corporation ..............      1,574,257
     28,000   Toronto-Dominion Bank ............        681,081
                                                    -----------
                                                      7,134,887
                                                    -----------
   FINLAND -- 2.9%
    103,456   Nokia Oyj ........................      5,279,501
     37,100   UPM-Kymmene Oyj ..................        920,952
                                                    -----------
                                                      6,200,453
                                                    -----------
   FRANCE -- 3.9%
      2,246   Bouygues S.A. ....................      1,501,057
      5,200   Groupe Danone ....................        690,093
      2,095   LVMH (Louis Vitton Moet Hennessy)         863,887
      3,200   PSA Peugeot Citroen ..............        642,203
     31,405   Sanofi-Synthelabo S.A.+ ..........      1,496,197
      9,700   STMicroelectronics N.V. ..........        622,619
     32,180   Societe Television Francaise 1 ...      2,242,841
      4,000   Vivendi S.A. .....................        353,066
                                                    -----------
                                                      8,411,963
                                                    -----------
   GERMANY -- 3.9%
      5,200   Aixtron AG .......................        714,917
     12,300   DaimlerChrysler AG ...............        640,369
     22,732   Infineon Technologies AG+ ........      1,801,380
     16,300   Infineon Technologies AG, ADR+ ...      1,291,775
      1,900   Intershop Communications AG+ .....        858,033
     19,000   Siemens AG .......................      2,857,088
     14,700   ThyssenKrupp AG ..................        235,785
                                                    -----------
                                                      8,399,347
                                                    -----------
   HONG KONG -- 1.7%
    190,000   Cable & Wireless HKT Ltd. ........        417,998
    892,000   First Pacific Company Ltd. .......        303,226
    137,500   Hutchison Whampoa, Ltd. ..........      1,728,561
    154,000   Li & Fung Ltd. ...................        770,444
     61,000   Sun Hung Kai Properties Ltd. .....        438,202
                                                    -----------
                                                      3,658,431
                                                    -----------
   HUNGARY -- 0.2%
     28,000   Mol Magyar Olaj-es Gazipari Rt. ..        387,800
                                                    -----------
   ITALY -- 0.8%
    290,000   ENI SPA ..........................      1,672,339
                                                    -----------
   JAPAN -- 17.0%
      4,000   Advantest Corporation ............        891,654
      2,000   Chugai Pharmaceutical Company, Ltd.        37,796

                                                       VALUE
    SHARES                                           (NOTE 1)
    ------                                           --------
JAPAN -- (CONTINUED)
      4,000   Enplas Corporation ...............    $   248,834
      1,400   Fujitsu Support and Service, Inc.         138,555
      5,000   Hirose Electric Company, Ltd. ....        778,076
     59,000   Jusco Company, Ltd. ..............      1,117,772
     30,550   Kao Corporation ..................        932,956
    263,000   Mitsubishi Heavy Industries, Ltd.       1,165,088
    409,000   Mitsubishi Motors Corporation+ ...      1,746,331
    182,000   Mitsui Marine & Fire Insurance
               Company, Ltd. ...................        874,876
     11,000   Murata Manufacturing Company, Ltd.      1,578,020
    112,000   NEC Corporation ..................      3,515,340
     72,000   Nikon Corporation ................      2,667,044
     83,000   Nippon Sheet Glass Company, Ltd...      1,153,136
    283,000   Nissan Motor Company, Ltd. .......      1,667,138
        123   NTT DoCoMo, Inc. .................      3,327,301
      3,900   Rohm Company Ltd. ................      1,139,545
    149,000   Sakura Bank, Ltd. ................      1,029,426
     23,000   Sankyo Company, Ltd. .............        519,204
     44,000   Shionogi & Company, Ltd. .........        835,666
     34,000   Sony Corporation .................      3,172,628
     41,000   Suzuki Motor Corporation .........        528,658
     25,000   Taiyo Yuden Company, Ltd. ........      1,564,635
        100   Takeda Chemical Industries, Ltd...          6,560
     21,000   Terumo  Corporation ..............        710,590
     24,400   Tokyo Electron Ltd. ..............      3,339,347
      1,100   Tokyo Seimitsu Company, Ltd. .....        147,227
    244,000   Toray Industries, Inc. ...........        988,925
          2   Yahoo Japan Corporation+ .........        792,686
                                                    -----------
                                                     36,615,014
                                                    -----------
   KOREA -- 0.8%
     19,000   Pohang Iron & Steel Company, Ltd.,
               ADR .............................        456,000
      6,970   Samsung Electronics, GDR .........      1,366,120
                                                    -----------
                                                      1,822,120
                                                    -----------
   MEXICO -- 1.2%
     45,800   Telefonos de Mexico S.A., Class L,
               ADR .............................      2,616,325
                                                    -----------
   NETHERLANDS -- 1.7%
     23,392   Aegon N.V. .......................        832,370
     40,215   ASM Lithography Holding, N.V. ....      1,728,554
     18,000   Heineken N.V. ....................      1,095,575
         23   Randstad Holding, N.V. ...........            851
                                                    -----------
                                                      3,657,350
                                                    -----------
   NORWAY -- 0.7%
     35,000   Norsk Hydro ASA ..................      1,468,788
                                                    -----------
   PORTUGAL -- 0.4%
      7,000   PT Multimedia Servicos de
               Telecomunicacoes e Multimedia+ ..        347,529
      7,000   PT Multimedia.com+ ...............         50,124
     28,300   Telecel-Comunicacoes Pessoais, S.A.       429,609
                                                    -----------
                                                        827,262
                                                    -----------
   SINGAPORE -- 1.2%
     11,500   Creative Technology Ltd. .........        277,678
     13,500   Creative Technology Ltd., ADR ....        322,312
     71,000   DBS Group Holdings Ltd. ..........        912,681
    705,000   Singapore Technologies Engineering
               Ltd. ............................      1,036,885
                                                    -----------
                                                      2,549,556
                                                    -----------
   SPAIN -- 1.2%
     57,000   Banco Bilbao Vizcaya Argentaria,
               S.A.+ ...........................        851,684
     62,000   Telefonica S.A.+ .................      1,331,876
      5,000   Telefonica S.A., ADR+ ............        320,312
                                                    -----------
                                                      2,503,872
                                                    -----------

                       See Notes to Financial Statements.

----------------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
----------------------------------------------------

                                  THE GCG TRUST
                              MANAGED GLOBAL SERIES

                            JUNE 30, 2000 (UNAUDITED)

                                                       VALUE
    SHARES                                           (NOTE 1)
    ------                                           --------
COMMON STOCKS -- (CONTINUED)
   SWEDEN -- 0.5%
     41,000   ForeningsSparbanken AB ...........    $   599,728
     30,000   Telefonaktiebolaget LM Ericsson,
               Class B .........................        593,605
                                                    -----------
                                                      1,193,333
                                                    -----------
   SWITZERLAND -- 3.1%
        890   Adecco S.A. ......................        756,147
        260   Compagnie Financiere Richemont AG         700,463
        290   Nestle S.A. ......................        580,409
        750   Novartis AG ......................      1,187,973
        915   PubliGroupe S.A. .................        684,280
        350   Swiss Re .........................        713,366
      5,670   Swisscom AG ......................      1,963,742
                                                    -----------
                                                      6,586,380
                                                    -----------
   TAIWAN -- 0.8%
     27,200   Asustek Computer Inc., GDR .......        249,560
     35,580   Taiwan Semiconductor Manufacturing
               Company, Ltd., ADR+ .............      1,378,725
                                                    -----------
                                                      1,628,285
                                                    -----------
   UNITED KINGDOM -- 8.1%
    106,700   AstraZeneca Group Plc ............      4,960,540
     16,000   AstraZeneca Group Plc, ADR .......        744,000
     91,100   BAE Systems Plc ..................        567,915
     15,100   BOC Group Plc ....................        217,054
     91,900   British Airways Plc ..............        528,405
     32,000   Cable & Wireless Plc .............        541,811
    110,000   Cadbury Schweppes Plc ............        722,354
      4,057   Colt Telecom Group Plc+ ..........        135,050
     15,500   Glaxo Wellcome Plc ...............        451,940
    204,100   Invensys Plc .....................        765,883
    121,649   Lloyds TSB Group Plc .............      1,148,578
     38,000   Reuters Group Plc ................        648,000
     45,000   Royal Bank of Scotland Group Plc..        753,070
     50,000   Shell Transport & Trading Company
               Plc .............................        417,237
  1,207,087   Vodafone AirTouch Plc ............      4,876,603
                                                    -----------
                                                     17,478,440
                                                    -----------
   UNITED STATES -- 39.5%
     12,500   Advanced Micro Devices, Inc.+ ....        965,625
     24,000   The AES Corporation+ .............      1,095,000
     24,399   Agilent Technologies, Inc.+ ......      1,799,426
     40,000   Alcoa Inc. .......................      1,160,000
     25,000   The Allstate Corporation .........        556,250
      8,400   Altera Corporation+ ..............        856,275
      2,500   Amazon.com, Inc.+ ................         90,781
      7,900   America Online, Inc.+ ............        416,725
     32,900   American Greetings Corporation,
               Class A .........................        625,100
     17,650   American International Group, Inc.      2,073,875
     21,200   Applied Materials, Inc.+ .........      1,921,250
      3,600   Applied Micro Circuits Corporation+       355,500
     35,000   Associates First Capital
               Corporation, Class A ............        780,937
     12,000   AT&T Corporation .................        379,500
    104,852   AT&T Corporation - Liberty Media
               Group, Class A+ .................      2,542,661
     27,400   Autodesk, Inc. ...................        950,437
     24,000   Baker Hughes, Inc. ...............        768,000
     51,700   Bank of America Corporation ......      2,223,100
         19   Berkshire Hathaway, Inc., Class A+      1,022,200
     18,000   Cablevision Systems Corporation,
               Class A+ ........................      1,221,750
     55,400   Cadence Design Systems, Inc.+ ....      1,128,775
     14,000   Campbell Soup Company ............        407,750
     18,000   Carnival Corporation .............        351,000
     44,000   Centex Corporation ...............      1,034,000
     33,000   Charter Communications, Inc.,
               Class A+ ........................        542,437

                                                       VALUE
    SHARES                                           (NOTE 1)
    ------                                           --------
   UNITED STATES -- (CONTINUED)
      8,700   Cisco Systems, Inc.+ .............    $   552,994
     18,100   Citigroup, Inc. ..................      1,090,525
     31,000   The Clorox Company ...............      1,389,187
     69,000   Compaq Computer Corporation ......      1,763,812
      3,000   Crayfish Company, Ltd., ADR+ .....         21,000
     47,000   Crown Cork & Seal Company, Inc. ..        705,000
     35,600   Dell Computer Corporation+ .......      1,755,525
     10,000   Electro Scientific Industries,
               Inc.+ ...........................        440,312
      7,600   Emerson Electric Company .........        458,850
     23,000   Exxon Mobil Corporation ..........      1,805,500
     15,000   Forest Laboratories, Inc.+ .......      1,515,000
     13,000   Four Seasons Hotels, Inc. ........        808,437
     22,700   Fox Entertainment Group, Inc.,
               Class A+ ........................        689,512
     16,700   General Mills, Inc. ..............        638,775
      5,300   Goldman Sachs Group, Inc. ........        502,837
     37,500   Guidant Corporation+ .............      1,856,250
     76,000   Hasbro, Inc. .....................      1,144,750
      9,700   Hewlett-Packard Company ..........      1,211,287
     24,000   Illinois Tool Works, Inc. ........      1,368,000
     64,400   IMC Global, Inc. .................        837,200
     11,900   Intel Corporation ................      1,590,881
      7,400   International Business Machines
               Corporation .....................        810,763
     40,000   Kellogg Company ..................      1,190,000
     21,000   KLA-Tencor Corporation+ ..........      1,229,813
     34,000   The Limited, Inc. ................        735,250
     39,700   Lockheed Martin Corporation ......        985,056
     40,600   Lowe's Companies, Inc. ...........      1,667,138
     13,400   Lucent Technologies Inc. .........        793,950
      7,800   Macromedia, Inc.+ ................        754,163
     12,000   Maxim Integrated Products, Inc.+ .        815,250
     13,100   McDonald's Corporation ...........        431,481
     30,000   NIKE, Inc., Class B ..............      1,194,375
     23,000   NiSource Inc. ....................        428,375
     29,000   PepsiCo, Inc. ....................      1,288,688
     52,575   Pfizer Inc. ......................      2,523,600
      4,000   PMC-Sierra, Inc.+ ................        710,750
     12,000   PSINet Inc.+ .....................        301,500
      8,000   Rambus, Inc.+ ....................        824,000
     40,000   Raytheon Company, Class A ........        777,500
     12,000   SCG Holding Corporation+ .........        262,500
        200   Sealed Air Corporation+ ..........         10,475
     37,000   SLM Holding Corporation ..........      1,385,188
     19,900   Sprint Corporation ...............      1,014,900
     11,000   Sprint Corporation (PCS Group)+ ..        654,500
     29,400   Texas Instruments, Inc. ..........      2,019,413
     23,000   The PMI Group, Inc. ..............      1,092,500
     22,800   Time Warner Inc. .................      1,732,800
     13,000   Transocean Sedco Forex Inc. ......        694,688
     17,000   UAL Corporation ..................        989,188
      7,000   UnitedHealth Group, Inc. .........        600,250
     36,000   V.F. Corporation .................        857,250
     19,700   Viacom, Inc., Class B+ ...........      1,343,294
      3,800   VoiceStream Wireless Corporation+         441,928
     30,600   W.W. Grainger, Inc. ..............        942,863
     33,100   Wal-Mart Stores, Inc. ............      1,907,388
     57,000   Washington Mutual, Inc. ..........      1,645,875
     25,000   The Williams Companies, Inc. .....      1,042,188
     37,000   WorldCom, Inc.+ ..................      1,697,375
                                                    -----------
                                                     85,210,203
                                                    -----------
              Total Common Stocks
               (Cost $194,410,948) .............    207,539,520
                                                    -----------

                       See Notes to Financial Statements.

--------------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------

                                  THE GCG TRUST
                              MANAGED GLOBAL SERIES

                            JUNE 30, 2000 (UNAUDITED)

                                                       VALUE
    SHARES                                           (NOTE 1)
    ------                                           --------
PREFERRED STOCK -- 0.3%
   (Cost $838,849)
   AUSTRALIA -- 0.4%
     64,000   News Corporation Ltd. ............    $   771,819
                                                    -----------
  PRINCIPAL
   AMOUNT
  ---------
CORPORATE BONDS -- 0.3%
   UNITED STATES -- 0.3%
 $1,043,000   Amazon.com, Inc.
               4.750% due 02/01/2009 ...........        659,698
                                                    -----------
TOTAL INVESTMENTS (COST $196,095,518*) ..   97.0%   208,971,037
OTHER ASSETS AND LIABILITIES (NET) ......    3.0      6,403,813
                                           ------  ------------
NET ASSETS ..............................  100.0%  $215,374,850
                                           ======  ============
 ------------------------------
*   Aggregate cost for Federal tax purposes.
+   Non-income producing security.

                               SCHEDULE OF FORWARD
                       FOREIGN CURRENCY EXCHANGE CONTRACTS

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS TO SELL

                CONTRACTS TO DELIVER
            ----------------------------
EXPIRATION       LOCAL       IN EXCHANGE   VALUE IN      UNREALIZED
   DATE        CURRENCY      FOR U.S. $     U.S. $      APPRECIATION
--------   ---------------  -----------  -----------   ------------
 07/18/2000 JPY  99,788,460    $964,000    $943,743    $      20,257
                                                       -------------
 Net Unrealized Appreciation of Forward
   Foreign Currency Exchange Contracts                 $      20,257
                                                       =============

The industry classification of the Managed Global Series at June 30, 2000 was as follows:
                                           % OF         VALUE
INDUSTRY CLASSIFICATION                 NET ASSETS    (NOTE 1)
----------------------                 -----------    --------
Advertising ........................        0.3%    $   684,280
Aerospace/Defense ..................        1.1       2,330,471
Airlines ...........................        0.7       1,517,592
Automotive .........................        2.4       5,224,699
Banks ..............................        5.2      11,316,526
Broadcast, Radio and Television ....        5.7      12,342,225
Building and Construction ..........        1.1       2,535,057
Computer Industry ..................        7.0      15,019,140
Consumer Products ..................        4.1       8,809,126
Diversified Operations .............        4.5       9,701,987
Electronics. .......................       17.2      36,972,733
Engineering. .......................        0.5       1,036,885
Financial Services. ................        2.9       6,194,308
Food and Beverages. ................        4.2       8,989,518
Health Care ........................        3.0       6,435,031
Insurance ..........................        2.8       6,143,237
Leisure/Entertainment ..............        0.2         351,000
Manufacturing. .....................        5.0      10,667,988
Metal/Mining .......................        0.5       1,160,000
Oil and Gas ........................        3.2       6,787,751
Paper and Forest Products ..........        0.4         920,951
Pharmaceuticals ....................        5.4      11,662,504
Printing and Publishing ............        0.7       1,574,257
Real Estate Investment Trust .......        0.2         438,202
Restaurants ........................        0.2         431,481
Retail .............................        2.9       6,143,428
Services ...........................        0.5       1,110,064
Telecommunications .................       14.4      30,947,220
Utilities ..........................        0.7       1,523,375
                                          ------   ------------
TOTAL INVESTMENTS ..................       97.0     208,971,036
OTHER ASSETS AND LIABILITIES (NET)..        3.0       6,403,814
                                          ------   ------------
NET ASSETS. ........................      100.0%   $215,374,850
                                          ======   ============

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
                       GDR -- Global Depository Receipt
                       JPY -- Japanese Yen
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

                                  THE GCG TRUST
                             LARGE CAP VALUE SERIES

                            JUNE 30, 2000 (UNAUDITED)

                                                       VALUE
    SHARES                                           (NOTE 1)
    ------                                           --------
COMMON STOCKS -- 93.5%
   ADVERTISING -- 1.1%
     10,900   The Interpublic Group of Companies,
               Inc. ............................    $   468,700
                                                     ----------
   AEROSPACE/DEFENSE -- 3.9%
     24,900   Lockheed Martin Corporation ......        617,831
     17,300   Raytheon Company, Class B ........        333,025
     13,300   United Technologies Corporation ..        783,037
                                                     ----------
                                                      1,733,893
                                                     ----------
   APPAREL AND TEXTILES -- 0.2%
      2,500   Tommy Hilfiger Corporation+ ......         18,750
      2,800   V.F. Corporation .................         66,675
                                                     ----------
                                                         85,425
                                                     ----------
   AUTOMOTIVE -- 0.1%
      3,200   Delphi Automotive Systems
               Corporation .....................         46,600
      1,300   Federal-Mogul Corporation ........         12,431
                                                     ----------
                                                         59,031
                                                     ----------
   BANKS -- 2.1%
     14,900   Bank of America Corporation ......        640,700
      5,100   Bank One Corporation .............        135,469
      4,200   Wells Fargo & Company ............        162,750
                                                     ----------
                                                        938,919
                                                     ----------
   BROADCAST, RADIO AND TELEVISION -- 8.8%
     14,900   Adelphia Communications
               Corporation, Class A+ ...........        698,437
     14,200   AT&T Corporation - Liberty Media
               Group, Class A+ .................        344,350
     11,300   Cablevision Systems Corporation,
               Class A+ ........................        766,987
     17,700   Charter Communications, Inc.,
               Class A+ ........................        290,944
     25,900   Fox Entertainment Group, Inc.,
               Class A+ ........................        786,712
     10,700   Time Warner Inc. .................        813,200
      3,100   Viacom Inc., Class A+ ............        211,962
                                                     ----------
                                                      3,912,592
                                                     ----------
   COMPUTER INDUSTRY -- 8.2%
      4,300   Autodesk, Inc. ...................        149,156
     31,800   Cadence Design Systems, Inc.+ ....        647,925
      2,000   Cisco Systems, Inc.+ .............        127,125
     23,700   Compaq Computer Corporation ......        605,831
     14,000   Dell Computer Corporation+ .......        690,375
     10,000   Genuity Inc.+ ....................         91,562
      2,600   Hewlett-Packard Company ..........        324,675
      1,700   International Business Machines
               Corporation .....................        186,256
      3,300   Macromedia, Inc.+ ................        319,069
     29,800   PeopleSoft, Inc.+ ................        499,150
                                                     ----------
                                                      3,641,124
                                                     ----------
   CONSUMER PRODUCTS -- 4.8%
      4,500   American Greetings Corporation,
               Class A .........................         85,500
      6,500   Avon Products, Inc. ..............        289,250
     16,300   The Clorox Company ...............        730,444
     12,700   Hasbro, Inc. .....................        191,294
     18,800   NIKE, Inc., Class B ..............        748,475
      3,500   Philip Morris Companies, Inc. ....         92,969
                                                     ----------
                                                      2,137,932
                                                     ----------
   ELECTRONICS -- 2.9%
      8,291   Agilent Technologies, Inc.+ ......        611,461
      9,600   Emerson Electric Company .........        579,600
      1,000   Sony Corporation, ADR ............         94,312
                                                     ----------
                                                      1,285,373
                                                     ----------

                                                       VALUE
    SHARES                                           (NOTE 1)
    ------                                           --------
   FINANCIAL SERVICES -- 3.9%
     25,100   Associates First Capital
               Corporation, Class A ............     $  560,044
      1,400   Citigroup, Inc. ..................         84,350
     12,000   SLM Holding Corporation ..........        449,250
     22,200   Washington Mutual, Inc. ..........        641,025
                                                     ----------
                                                      1,734,669
                                                     ----------
   FOOD AND BEVERAGES -- 5.6%
      1,400   Anheuser-Busch Companies, Inc. ...        104,562
     11,000   Campbell Soup Company ............        320,375
     21,300   ConAgra, Inc. ....................        406,031
      5,900   General Mills, Inc. ..............        225,675
      3,600   H.J. Heinz Company ...............        157,500
     26,900   Kellogg Company ..................        800,275
     10,200   PepsiCo, Inc. ....................        453,262
                                                     ----------
                                                      2,467,680
                                                     ----------
   HEALTH CARE -- 4.2%
     24,400   Becton, Dickinson and Company ....        699,975
     16,500   Guidant Corporation+ .............        816,750
      4,800   Medtronic, Inc. ..................        239,100
        800   PacifiCare Health Systems, Inc.+..         48,150
        500   UnitedHealth Group, Inc. .........         42,875
                                                     ----------
                                                      1,846,850
                                                     ----------
   INSURANCE -- 3.2%
      2,400   The Allstate Corporation .........         53,400
      1,200   American International Group, Inc.        141,000
      4,100   Cincinnati Financial Corporation..        128,894
      8,300   The Hartford Financial Services
               Group, Inc. .....................        464,281
      4,900   Jefferson-Pilot Corporation ......        276,544
      3,100   Lincoln National Corporation .....        111,987
      5,500   The PMI Group, Inc. ..............        261,250
                                                     ----------
                                                      1,437,356
                                                     ----------
   LEISURE ENTERTAINMENT -- 1.6%
     35,500   Carnival Corporation .............        692,250
                                                     ----------
   MANUFACTURING -- 4.4%
     10,900   Alcoa, Inc. ......................        316,100
      1,200   Dover Corporation ................         48,675
      2,100   General Electric Company .........        111,300
     13,000   Illinois Tool Works, Inc. ........        741,000
      7,000   Textron, Inc. ....................        380,187
      7,600   Tyco International, Ltd. .........        360,050
                                                     ----------
                                                      1,957,312
                                                     ----------
   OIL AND GAS -- 6.9%
     19,800   Baker Hughes, Inc. ...............        633,600
        900   Chevron Corporation ..............         76,331
      8,200   Exxon Mobil Corporation ..........        643,700
      3,200   Royal Dutch Petroleum Company ....        197,000
      2,000   Shell Transport & Trading Company,
               ADR .............................         99,875
      9,800   Texaco, Inc. .....................        521,850
      3,100   Transocean Sedco Forex, Inc. .....        165,656
     17,700   The Williams Companies, Inc. .....        737,869
                                                     ----------
                                                      3,075,881
                                                     ----------
   PHARMACEUTICALS -- 7.5%
     23,800   AstraZeneca Group Plc, ADR .......      1,106,700
      9,700   Forest Laboratories, Inc.+ .......        979,700
     26,000   Pfizer, Inc. .....................      1,248,000
                                                     ----------
                                                      3,334,400
                                                     ----------
   RESTAURANTS -- 0.7%
      8,800   McDonald's Corporation ...........        289,850
                                                     ----------

                       See Notes to Financial Statements.

--------------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------

                                  THE GCG TRUST
                             LARGE CAP VALUE SERIES

                            JUNE 30, 2000 (UNAUDITED)

                                                       VALUE
    SHARES                                           (NOTE 1)
    ------                                           --------
COMMON STOCKS -- (CONTINUED)
   RETAIL -- 3.3%
        300   Albertson's, Inc. ................     $    9,975
     23,800   AutoNation, Inc.+ ................        168,087
        600   Circuit City Stores-Circuit City
               Group ...........................         19,912
      9,600   The Gap, Inc. ....................        300,000
     17,200   Lowe's Companies, Inc. ...........        706,275
      7,400   Williams-Sonoma, Inc.+ ...........        240,038
                                                     ----------
                                                      1,444,287
                                                     ----------
   SEMICONDUCTORS -- 6.2%
      3,100   Advanced Micro Devices, Inc.+ ....        239,475
      1,000   Altera Corporation+ ..............        101,937
      1,600   Applied Materials, Inc.+ .........        145,000
      1,000   Applied Micro Circuits Corporation+        98,750
      4,200   Burr-Brown Corporation+ ..........        364,088
      1,500   Intel Corporation ................        200,531
      1,800   KLA-Tencor Corporation+ ..........        105,413
      1,500   Lam Research Corporation+ ........         56,250
      2,600   Micron Technology, Inc. ..........        228,963
      1,200   PMC-Sierra, Inc.+ ................        213,225
      2,800   Teradyne, Inc.+ ..................        205,800
      8,900   Texas Instruments, Inc. ..........        611,319
      2,100   Xilinx, Inc.+ ....................        173,381
                                                     ----------
                                                      2,744,132
                                                     ----------
   SERVICES -- 3.3%
          9   Berkshire Hathaway, Inc., Class A+        484,200
      9,600   Ecolab, Inc. .....................        375,000
      4,100   Galileo International, Inc. ......         85,588
      8,000   Service Corporation International+         25,500
     16,200   W.W. Grainger, Inc. ..............        499,163
                                                     ----------
                                                      1,469,451
                                                     ----------

                                                       VALUE
    SHARES                                           (NOTE 1)
    ------                                           --------
   TELECOMMUNICATIONS -- 7.5%
      4,700   AT&T Corporation                      $   148,638
      2,600   Lucent Technologies, Inc. ........        154,050
     14,500   Nokia Oyj, ADR ...................        724,094
      1,000   Qwest Communications International
               Inc.+ ...........................         49,688
     13,900   Sprint Corporation ...............        708,900
      9,600   Sprint Corporation (PCS Group)+ ..        571,200
      1,300   US West, Inc. ....................        111,475
      4,600   VoiceStream Wireless Corporation+         534,966
      7,100   WorldCom, Inc.+ ..................        325,713
                                                    -----------
                                                      3,328,724
                                                    -----------
   TRANSPORTATION -- 0.9%
      6,600   Canadian National Railway Company         192,638
      3,800   CNF Transportation, Inc. .........         86,450
      2,900   Union Pacific Corporation ........        107,844
                                                    -----------
                                                        386,932
                                                    -----------
   UTILITIES -- 2.2%
      4,800   The AES Corporation+                      219,000
      8,400   American Electric Power Company,
               Inc. ............................        248,850
     11,000   Cinergy Corporation ..............        279,813
      6,200   Niagara Mohawk Holdings, Inc. ....         86,413
      8,100   NiSource, Inc. ...................        150,863
                                                    -----------
                                                        984,939
                                                    -----------
              Total Common Stocks
               (Cost $40,876,197) ..............     41,457,702
                                                    -----------
TOTAL INVESTMENTS (COST $40,876,197*) ...   93.5%    41,457,702
OTHER ASSETS AND LIABILITIES (NET) ......    6.5      2,883,904
                                           ------   -----------
NET ASSETS ..............................  100.0%   $44,341,606
                                           ======   ===========
-----------------------------
  * Aggregate cost for Federal tax purposes.
  + Non-income producing security.

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------
    PORTFOLIO OF INVESTMENTS
--------------------------------------------------

                                  THE GCG TRUST
                                 ALL CAP SERIES

                            JUNE 30, 2000 (UNAUDITED)

                                                       VALUE
    SHARES                                           (NOTE 1)
    ------                                           --------
COMMON STOCKS -- 92.4%
   BANKS -- 6.3%
      8,400   The Bank of New York Company, Inc.     $  390,600
     10,700   Banknorth Group, Inc. ............        163,844
      4,300   Comerica, Inc. ...................        192,962
      6,500   FleetBoston Financial Corporation         221,000
      9,400   Mercantile Bankshares Corporation         280,237
                                                     ----------
                                                      1,248,643
                                                     ----------
   BROADCAST, RADIO AND TELEVISION -- 5.5%
      6,600   AT&T Corporation - Liberty Media
               Group, Class A+ .................        160,050
      7,700   Hearst-Argyle Television, Inc.+ ..        150,150
      6,400   The News Corporation Ltd., ADR ...        304,000
     24,300   Sinclair Broadcast Group, Inc.,
               Class A+ ........................        267,300
      4,200   UnitedGlobalCom Inc., Class A+ ...        196,350
                                                     ----------
                                                      1,077,850
                                                     ----------
   CHEMICALS -- 3.2%
     12,500   The Geon Company .................        231,250
      2,300   Olin Corporation .................         37,950
      8,400   OM Group, Inc. ...................        369,600
                                                     ----------
                                                        638,800
                                                     ----------
   COMPUTER INDUSTRY -- 6.8%
      9,200   3Com Corporation+ ................        530,150
      4,400   Caminus Corporation+ .............        107,800
      8,500   Compaq Computer Corporation ......        217,281
     10,200   Genuity, Inc.+ ...................         93,394
      1,900   International Business Machines
               Corporation .....................        208,169
        100   Netease.com, Inc., ADR+ ..........          1,212
      3,400   Seagate Technology, Inc.+ ........        187,000
                                                     ----------
                                                      1,345,006
                                                     ----------
   CONSUMER PRODUCTS -- 2.7%
      8,500   The Gillette Company .............        296,969
      8,600   Philip Morris Companies, Inc. ....        228,437
                                                     ----------
                                                        525,406
                                                     ----------
   FOOD AND BEVERAGES -- 13.1%
     32,800   Hormel Foods Corporation .........        551,450
     12,400   John B. Sanfilippo & Son, Inc.+ ..         36,425
     12,600   Michael Foods, Inc. ..............        308,700
     25,000   Nabisco Group Holdings Corporation        648,437
     18,600   The Pepsi Bottling Group, Inc. ...        542,887
      7,300   PepsiCo, Inc. ....................        324,394
     19,300   Tyson Foods, Inc., Class A .......        168,875
                                                     ----------
                                                      2,581,168
                                                     ----------
   HEALTH CARE -- 1.1%
      8,000   Health Management Associates, Inc.,
               Class A+ ........................        104,500
      2,200   Nycomed Amersham Plc, ADR ........        107,800
                                                     ----------
                                                        212,300
                                                     ----------
   HOTELS/RESORTS -- 0.8%
      8,200   Sun International Hotels, Ltd.+ ..        164,000
                                                     ----------
   INSURANCE -- 0.9%
      6,500   Protective Life Corporation ......        173,062
                                                     ----------
   MANUFACTURING -- 4.2%
     17,600   AK Steel Holding Corporation .....        140,800
     10,900   Crown Cork & Seal Company, Inc. ..        163,500
     39,700   Harnischfeger Industries, Inc. ...         13,498
      5,300   Ingersoll-Rand Company ...........        213,325
     32,800   The LTV Corporation ..............         94,300
     10,800   SpeedFam-IPEC, Inc.+ .............        196,425
                                                     ----------
                                                        821,848
                                                     ----------
   OIL AND GAS -- 7.7%
     15,400   3TEC Engery Corporation+ .........     $  154,000
      8,800   Conoco Inc., Class B .............        216,150
      6,200   Devon Energy Corporation .........        348,362
      6,200   R&B Falcon Corporation+ ..........        146,087
     10,900   Suncor Energy, Inc. ..............        254,106
     39,600   Tesoro Petroleum Corporation+ ....        400,950
                                                     ----------
                                                      1,519,655
                                                     ----------
   PAPER AND FOREST PRODUCTS -- 1.1%
      7,400   International Paper Company ......        220,613
                                                     ----------
   PHARMACEUTICALS -- 5.0%
      6,200   Merck & Company, Inc. ............        475,075
      7,600   Novartis AG, ADR .................        304,000
      4,300   Schering-Plough Corporation ......        217,150
                                                     ----------
                                                        996,225
                                                     ----------
   PRINTING/PUBLISHING -- 1.3%
     11,700   PRIMEDIA, Inc.+ ..................        266,175
                                                     ----------
   RESTAURANTS -- 1.3%
     14,700   Wendy's International, Inc. ......        261,844
                                                     ----------
   RETAIL -- 13.5%
     17,400   Abercrombie & Fitch Company,
               Class A+ ........................        212,063
     18,500   Costco Wholesale Corporation+ ....        610,500
     16,900   Delhaize America, Inc. ...........        259,838
     18,500   Federated Department Stores, Inc.+        624,375
      1,800   Hannaford Bros. Company ..........        129,375
     18,300   Safeway, Inc.+ ...................        825,788
                                                     ----------
                                                      2,661,939
                                                     ----------
   SEMICONDUCTORS -- 4.2%
      4,100   Advanced Micro Devices, Inc.+ ....        316,725
      7,400   ASM Internationl N.V.+ ...........        196,100
      7,000   Cypress Semiconductor Corporation+        295,750
        300   Marvell Technology Group, Ltd.+ ..         17,100
                                                     ----------
                                                        825,675
                                                     ----------
   SERVICES -- 0.8%
      8,200   Organic, Inc.+ ...................         79,950
     11,700   Paradigm Geophysical, Ltd.+ ......         69,834
                                                     ----------
                                                        149,784
                                                     ----------
   TELECOMMUNICATIONS -- 12.9%
      5,200   Bell Atlantic Corporation ........        264,225
      2,500   Comverse Technology, Inc.+ .......        232,500
      8,500   Digital Microwave Corporation+ ...        324,063
     10,700   Dobson Communications Corporation,
               Class A+ ........................        205,975
        100   Exfo Electro-Optical Engineering,
               Inc.+ ...........................          4,388
      5,200   GTE Corporation ..................        323,700
     10,700   ICG Communications, Inc.+ ........        236,069
      5,500   Latitude Communications, Inc.+ ...         61,531
      1,500   NTL, Inc.+ .......................         89,813
      8,400   Rogers Cantel Mobile
               Communications Inc., Class B+ ...        282,450
      5,100   SBC Communications, Inc. .........        220,575
      6,400   WorldCom, Inc.+ ..................        293,600
                                                     ----------
                                                      2,538,889
                                                     ----------
              Total Common Stocks
               (Cost $17,840,807) ..............     18,228,882
                                                     ----------

                       See Notes to Financial Statements.

--------------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------

                                  THE GCG TRUST
                                 ALL CAP SERIES

                            JUNE 30, 2000 (UNAUDITED)

  PRINCIPAL                                             VALUE
   AMOUNT                                             (NOTE 1)
  ---------                                           --------
CORPORATE BONDS AND NOTES -- 2.6%
   CONSUMER PRODUCTS -- 1.1%
 $1,350,000   Sunbeam Corporation,
               18.634%(a) due 03/25/2018 .......     $  219,375
                                                     ----------
   FINANCIAL SERVICES -- 0.0%#
     40,000   Contifinancial Corporation,
               8.125% due 04/01/2008 ...........          5,000
                                                     ----------
   MANUFACTURING -- 1.0%
              Harnischfeger Industries, Inc.:
    150,000    8.900% due 03/01/2022 ...........         57,750
    250,000    7.250% due 12/15/2025 ...........         96,250
    100,000    6.875% due 02/15/2027 ...........         38,500
                                                     ----------
                                                        192,500
                                                     ----------
   OIL & GAS -- 0.5%
    169,000   Friede Goldman Halter,
               4.500% due 09/15/2004 ...........        102,456
                                                     ----------
              Total Corporate Bonds and Notes
               (Cost $554,559) .................        519,331
                                                     ----------

    NUMBER OF                   EXPIRATION     STRIKE
    CONTRACTS                      DATE        PRICE
   -----------                  ----------     ------
PUT STOCK OPTIONS PURCHASED -- 0.2%
       45  DoubleClick, Inc.,   07/22/2000   $    35.00          10,406
        4  Inter@Ctive WK,      07/20/2000        45.00           3,500
        9  Inter@Ctive WK,      07/20/2000       480.00           7,538
        2  Inter@Ctive WK,      08/17/2000       400.00           3,350
        4  S & P 500,           07/20/2000     1,425.00           2,900
        4  S & P 500,           07/20/2000     1,400.00           4,600
                                                              ---------
              Total Put Stock Options Purchased
               (Cost $48,376) ..........................         32,294
                                                              ---------

  PRINCIPAL                                             VALUE
   AMOUNT                                             (NOTE 1)
  ---------                                           --------
REPURCHASE AGREEMENT -- 10.2%
   (Cost $2,003,000)
 $2,003,000   Agreement with JP Morgan Securities, Inc.,
               6.400% dated 06/30/2000 to be repurchased
               at $2,004,068 on 07/03/2000, collateralized
               by $1,579,000 U.S. Treasury Bonds,
               8.750% due 05/15/2020
               (market value $2,043,052)           $   2,003,000
                                                   -------------
TOTAL INVESTMENTS (COST $20,446,742*) ..   105.4%     20,783,507
OTHER ASSETS AND LIABILITIES (NET) .....    (5.4)     (1,058,552)
                                           ------  -------------
NET ASSETS .............................   100.0%    $19,724,955
                                           ======  =============
 ------------------------------
  * Aggregate cost for Federal tax purposes.
  + Non-income producing security.
(a) The rate shown is the effective yield at date of purchase.
  # Amount is less than 0.1%.

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------
    PORTFOLIO OF INVESTMENTS
--------------------------------------------------

                                  THE GCG TRUST
                                 RESEARCH SERIES

                            JUNE 30, 2000 (UNAUDITED)

                                                       VALUE
     SHARES                                          (NOTE 1)
     ------                                          --------

COMMON STOCKS -- 95.7%
   AEROSPACE/DEFENSE -- 2.4%
  1,095,600   BAE Systems Plc ..................   $  6,829,938
    239,900   The Boeing Company ...............     10,030,819
     47,300   General Dynamics Corporation .....      2,471,425
    149,300   United Technologies Corporation ..      8,790,037
                                                  -------------
                                                     28,122,219
                                                  -------------
   BANKS -- 1.6%
    153,078   The Chase Manhattan Corporation ..      7,051,155
    295,700   HSBC Holdings Plc ................      3,380,285
     92,200   PNC Financial Services Group .....      4,321,875
      4,000   State Street Corporation .........        424,250
    153,900   U.S. Bancorp .....................      2,962,575
                                                  -------------
                                                     18,140,140
                                                  -------------
   BROADCAST, RADIO AND TELEVISION -- 3.4%
    145,000   Comcast Corporation, Special
               Class A+ ........................      5,872,500
    221,025   Infinity Broadcasting Corporation,
               Class A+ ........................      8,053,598
    122,100   Time Warner Inc. .................      9,279,600
    158,000   Tribune Company ..................      5,530,000
    161,434   Viacom, Inc., Class B+ ...........     11,007,781
                                                  -------------
                                                     39,743,479
                                                  -------------
   CHEMICALS -- 0.3%
    110,100   Rohm and Haas Company ............      3,798,450
                                                  -------------
   COMPUTER INDUSTRY -- 20.6%
    176,100   America Online, Inc.+ ............      9,289,275
     30,450   Ancor Communications, Inc.+ ......      1,089,063
    110,000   BMC Software, Inc.+ ..............      4,013,281
      8,800   Business Objects S.A., ADR+ ......        775,500
    134,400   Cabletron Systems, Inc.+ .........      3,393,600
    570,000   Cisco Systems, Inc.+ .............     36,230,625
    155,800   Compaq Computer Corporation ......      3,982,637
     68,125   Computer Associates International,
               Inc. ............................      3,487,148
    171,100   Computer Sciences Corporation+ ...     12,779,031
     89,900   Dell Computer Corporation+ .......      4,433,194
     16,300   E.piphany, Inc.+ .................      1,747,156
    373,600   EMC Corporation+ .................     28,743,850
     97,200   Hewlett-Packard Company ..........     12,137,850
     84,500   International Business Machines
               Corporation .....................      9,258,031
     10,200   InterWorld Corporation+ ..........        209,100
     39,100   Liberate Technologies, Inc.+ .....      1,146,119
     43,800   Macromedia, Inc.+ ................      4,234,912
    355,400   Microsoft Corporation+ ...........     28,432,000
    206,200   Oracle Corporation+ ..............     17,333,687
     26,300   Rational Software Corporation+ ...      2,444,256
    119,000   Seagate Technology, Inc.+ ........      6,545,000
      9,590   Selectica, Inc.+ .................        671,899
    335,300   Sun Microsystems, Inc.+ ..........     30,491,344
     62,900   Trintech Group Plc, ADR+ .........      1,239,327
     54,600   VeriSign, Inc.+ ..................      9,636,900
     65,643   VERITAS Software Corporation+ ....      7,418,685
                                                  -------------
                                                    241,163,470
                                                  -------------
   CONSUMER PRODUCTS -- 1.3%
    153,400   The Clorox Company ...............      6,874,237
    144,200   Colgate-Palmolive Company ........      8,633,975
                                                  -------------
                                                     15,508,212
                                                  -------------
   ELECTRONICS -- 9.5%
     80,200   Analog Devices, Inc.+ ............      6,095,200
    120,400   Atmel Corporation+ ...............      4,439,750
     75,200   Fairchild Semiconductor
               Corporation, Class A+ ...........      3,045,600
    121,946   Flextronics International Ltd.+ ..      8,376,166

                                                       VALUE
     SHARES                                          (NOTE 1)
     ------                                          --------
    ELECTRONICS -- (CONTINUED)
    205,000   Hitachi Ltd. .....................   $  2,956,313
    346,600   Intel Corporation ................     46,336,087
    149,600   Lam Research Corporation+ ........      5,610,000
     86,200   LSI Logic Corporation+ ...........      4,665,575
    184,700   Micron Technology, Inc.+ .........     16,265,144
      5,700   Novellus Systems, Inc.+ ..........        322,406
     26,100   SCI Systems, Inc.+ ...............      1,022,794
    135,000   Solectron Corporation+ ...........      5,653,125
     79,100   Teradyne, Inc.+ ..................      5,813,850
                                                  -------------
                                                    110,602,010
                                                  -------------
   ENERGY -- 0.7%
    182,000   The AES Corporation+ .............      8,303,750
                                                  -------------
   FINANCIAL SERVICES -- 4.9%
    373,114   Associates First Capital
               Corporation, Class A ............      8,325,106
    104,400   Capital One Financial Corporation       4,658,850
    235,850   Citigroup, Inc. ..................     14,209,962
     76,000   Fiserv, Inc.+ ....................      3,287,000
    210,500   Freddie Mac ......................      8,525,250
     29,100   Lehman Brothers Holdings Inc. ....      2,751,769
     60,200   Merrill Lynch & Company, Inc. ....      6,923,000
     39,100   Morgan Stanley Dean Witter &
               Company .........................      3,255,075
     64,900   Providian Financial Corporation ..      5,841,000
                                                  -------------
                                                     57,777,012
                                                  -------------
   FOOD AND BEVERAGES -- 1.3%
    123,800   Anheuser-Busch Companies, Inc. ...      9,246,312
     73,800   The Quaker Oats Company ..........      5,544,225
                                                  -------------
                                                     14,790,537
                                                  -------------
   HEALTH CARE -- 1.3%
     77,300   Bausch & Lomb, Inc. ..............      5,981,087
        400   McKesson HBOC, Inc. ..............          8,375
    176,300   Medtronic, Inc. ..................      8,781,944
                                                  -------------
                                                     14,771,406
                                                  -------------
   INSURANCE -- 3.2%
     48,100   AFLAC Inc. .......................      2,209,594
    110,625   American International Group, Inc.     12,998,437
    174,800   AXA Financial, Inc. ..............      5,943,200
    117,000   The Hartford Financial Services
               Group, Inc. .....................      6,544,687
     41,400   Marsh & McLennan Companies, Inc...      4,323,712
    192,820   MetLife, Inc.+ ...................      4,061,271
     51,400   The St. Paul Companies, Inc. .....      1,754,025
                                                  -------------
                                                     37,834,926
                                                  -------------
   MANUFACTURING -- 8.4%
     84,200   Alcoa Inc. .......................      2,441,800
     72,203   Corning Inc. .....................     19,485,785
    170,100   Deere & Company ..................      6,293,700
    562,500   General Electric Company .........     29,812,500
    127,200   Ingersoll-Rand Company ...........      5,119,800
    136,200   Owens-Illinois, Inc.+ ............      1,591,838
     30,070   SPX Corporation+ .................      3,636,591
    619,768   Tyco International Ltd. ..........     29,361,509
                                                  -------------
                                                     97,743,523
                                                  -------------
   OIL AND GAS -- 9.5%
    123,900   Baker Hughes, Inc. ...............      3,964,800
    284,970   BP Amoco Plc, ADR ................     16,118,616
    505,800   Conoco Inc., Class B .............     12,423,713
     16,500   Cooper Cameron Corporation+ ......      1,089,000
     41,300   Devon Energy Corporation .........      2,320,544
    147,200   EOG Resources, Inc. ..............      4,931,200

                       See Notes to Financial Statements.

--------------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------

                                  THE GCG TRUST
                                 RESEARCH SERIES

                            JUNE 30, 2000 (UNAUDITED)

                                                       VALUE
     SHARES                                          (NOTE 1)
     ------                                          --------
COMMON STOCKS -- (CONTINUED)
   OIL AND GAS -- (CONTINUED)
    237,774   Exxon Mobil Corporation ..........   $ 18,665,259
    349,200   Global Marine Inc.+ ..............      9,843,075
    137,200   Noble Drilling Corporation+ ......      5,650,925
    177,600   Royal Dutch Petroleum Company+ ...     11,038,586
    115,700   Santa Fe International Corporation      4,042,269
     13,200   Total Fina SA ....................      2,023,993
    179,000   Transocean Sedco Forex Inc. ......      9,565,313
    122,600   Weatherford International, Inc.+..      4,881,013
    101,400   The Williams Companies, Inc. .....      4,227,113
                                                  -------------
                                                    110,785,419
                                                  -------------
   PAPER AND FOREST PRODUCTS -- 0.2%
     48,300   Bowater Inc. .....................      2,131,238
                                                  -------------
   PHARMACEUTICALS -- 6.1%
    153,500   American Home Products Corporation      9,018,125
    104,800   AstraZeneca Group Plc ............      4,891,972
    346,400   Bristol-Myers Squibb Company .....     20,177,800
    276,650   Pfizer Inc. ......................     13,279,200
    473,359   Pharmacia Corporation ............     24,466,743
                                                  -------------
                                                     71,833,840
                                                  -------------
   RETAIL -- 5.3%
        882   Albertson's, Inc. ................         29,327
    474,200   CVS Corporation ..................     18,968,000
      8,200   Fast Retailing Company, Ltd. .....      3,431,641
    512,400   Office Depot, Inc.+ ..............      3,202,500
    203,900   RadioShack Corporation ...........      9,659,763
    414,600   Safeway Inc.+ ....................     18,708,825
    146,000   Wal-Mart Stores, Inc. ............      8,413,250
                                                  -------------
                                                     62,413,306
                                                  -------------
   SERVICES -- 1.6%
    200,500   Automatic Data Processing Inc. ...     10,739,281
     33,600   BEA Systems, Inc.+ ...............      1,661,100
      9,110   Digimarc Corporation+ ............        350,735
     31,100   i2 Technologies, Inc.+ ...........      3,242,661
     14,700   Siebel Systems, Inc.+ ............      2,404,369
                                                  -------------
                                                     18,398,146
                                                  -------------

                                                         VALUE
     SHARES                                            (NOTE 1)
     ------                                            --------
   TELECOMMUNICATIONS -- 14.1%
     13,700   Allegiance Telcom, Inc.+ .........    $     876,800
    104,000   Bell Atlantic Corporation ........        5,284,500
     94,600   CIENA Corporation+ ...............       15,768,638
    101,500   Comverse Technology, Inc.+ .......        9,439,500
    169,930   FLAG Telecom Holdings, Ltd.+ .....        2,527,709
    412,500   Global Crossing Ltd.+ ............       10,853,906
     21,700   Intermedia Communications Inc.+ ..          645,575
    147,400   Koninklijke KPN NV ...............        6,593,205
     33,600   Level 3 Communications, Inc.+ ....        2,956,800
    333,400   Metromedia Fiber Network, Inc.,
               Class A+ ........................       13,231,813
    348,475   Motorola, Inc. ...................       10,127,555
        484   Nippon Telegraph & Telephone
               Corporation+ ....................        6,432,348
    343,200   Nortel Networks Corporation ......       23,423,400
    165,700   Qwest Communications International
               Inc.+ ...........................        8,233,219
    237,900   Sprint Corporation ...............       12,132,900
    238,000   Sprint Corporation (PCS Group)+ ..       14,161,000
     52,105   Tellabs, Inc.+ ...................        3,565,936
     20,400   Time Warner Telecom Inc., Class A+        1,313,250
    993,819   Vodafone AirTouch Plc ............        4,015,005
     19,200   Winstar Communications, Inc.+ ....          650,400
    289,891   WorldCom, Inc.+ ..................       13,298,750
                                                   --------------
                                                      165,532,209
                                                   --------------
              Total Common Stocks
               (Cost $939,469,469) .............    1,119,393,292
                                                   --------------
   PRINCIPAL
    AMOUNT
   ---------
U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- 4.0%
   (Cost $46,582,991)
$46,600,000   Federal Home Loan Mortgage
               Corporation,
               6.086%[double dagger]
               due 07/03/2000 ..................       46,582,991
                                                   --------------
TOTAL INVESTMENTS (COST $986,052,460*) ...  99.7%   1,165,976,283
OTHER ASSETS AND LIABILITIES (NET) .......   0.3        3,849,537
                                           ------  --------------
NET ASSETS ............................... 100.0%  $1,169,825,820
                                           ======  ==============
 ------------------------------
  * Aggregate cost for Federal tax purposes.
  + Non-income producing security.
[double dagger] Annualized yield at date of purchase.

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
--------------------------------------------------------------------------------

                      See Notes to Financial Statements.

--------------------------------------------------
    PORTFOLIO OF INVESTMENTS
--------------------------------------------------

                                  THE GCG TRUST
                           CAPITAL APPRECIATION SERIES

                            JUNE 30, 2000 (UNAUDITED)

                                                       VALUE
     SHARES                                          (NOTE 1)
     ------                                          --------
COMMON STOCKS -- 87.2%
   BANKS -- 1.7%
    189,000   The Chase Manhattan Corporation...    $ 8,705,812
                                                    -----------
   BROADCAST, RADIO AND TELEVISION -- 10.3%
    766,000   Comcast Corporation, Special
               Class A+ ........................     31,023,000
    455,000   Cox Communications, Inc., Class A+     20,730,937
     11,700   Time Warner Inc. .................        889,200
                                                    -----------
                                                     52,643,137
                                                    -----------
   COMPUTER INDUSTRY -- 12.7%
    334,000   Apple Computer, Inc.+ ............     17,493,250
    275,000   At Home Corporation, Series A+ ...      5,706,250
     34,100   Citrix Systems, Inc.+ ............        645,769
    241,000   Dell Computer Corporation+ .......     11,884,312
     19,200   EMC Corporation+ .................      1,477,200
    130,400   Gateway Inc.+ ....................      7,400,200
    153,700   Lexmark International Group, Inc.,
               Class A+ ........................     10,336,325
     26,000   Oracle Corporation+ ..............      2,185,625
     72,000   Sun Microsystems, Inc.+ ..........      6,547,500
     77,000   Unisys Corporation+ ..............      1,121,312
                                                    -----------
                                                     64,797,743
                                                    -----------
   CONSUMER PRODUCTS -- 1.4%
     21,000   Colgate-Palmolive Company ........      1,257,375
     19,400   Eastman Kodak Company ............      1,154,300
     79,500   Kimberly-Clark Corporation .......      4,561,312
                                                    -----------
                                                      6,972,987
                                                    -----------
   ELECTRONICS -- 2.2%
     92,000   Solectron Corporation+ ...........      3,852,500
    101,600   Teradyne, Inc.+ ..................      7,467,600
                                                    -----------
                                                     11,320,100
                                                    -----------
   FINANCIAL SERVICES -- 9.7%
    132,000   American Express Company .........      6,880,500
    113,000   Citigroup, Inc. ..................      6,808,250
    291,000   First Data Corporation ...........     14,440,875
     33,000   Merrill Lynch & Company, Inc. ....      3,795,000
    212,000   Morgan Stanley Dean Witter &
               Company .........................     17,649,000
                                                    -----------
                                                     49,573,625
                                                    -----------
   HEALTH CARE -- 3.0%
    192,000   Guidant Corporation+ .............      9,504,000
     54,300   Johnson & Johnson ................      5,531,813
                                                    -----------
                                                     15,035,813
                                                    -----------
   INSURANCE -- 2.8%
    112,000   American International Group, Inc.     13,160,000
     15,000   The Hartford Financial Services
               Group, Inc. .....................        839,063
                                                    -----------
                                                     13,999,063
                                                    -----------
   MANUFACTURING -- 3.9%
    418,000   Tyco International Ltd. ..........     19,802,750
                                                    -----------
   OIL AND GAS -- 1.9%
     26,100   Schlumberger, Ltd. ...............      1,947,713
    190,000   The Williams Companies, Inc. .....      7,920,625
                                                    -----------
                                                      9,868,338
                                                    -----------

                                                       VALUE
     SHARES                                          (NOTE 1)
     ------                                          --------
   PAPER AND FOREST PRODUCTS -- 0.2%
     28,000   Weyerhaeuser Company .............    $ 1,204,000
                                                    -----------
   PHARMACEUTICALS -- 2.1%
    221,000   Pfizer Inc. ......................     10,608,000
                                                    -----------
   RETAIL -- 12.4%
    173,000   Best Buy Company Inc.+ ...........     10,942,250
    298,600   Costco Wholesale Corporation+ ....      9,853,800
    200,000   The Kroger Company+ ..............      4,412,500
      7,600   Lowe's Companies, Inc. ...........        312,075
    164,000   Safeway Inc.+ ....................      7,400,500
    372,000   Target Corporation ...............     21,576,000
    270,000   Walgreen Company .................      8,690,625
                                                    -----------
                                                     63,187,750
                                                    -----------
   SEMICONDUCTORS -- 5.9%
    181,900   Analog Devices, Inc.+ ............     13,824,400
    152,700   Applied Materials, Inc.+ .........     13,838,438
     33,000   Texas Instruments, Inc. ..........      2,266,688
                                                    -----------
                                                     29,929,526
                                                    -----------
   SERVICES -- 3.8%
     72,000   Automatic Data Processing, Inc. ..      3,856,500
    126,000   Celestica, Inc.+ .................      6,252,750
    104,200   Omnicom Group Inc. ...............      9,280,312
                                                    -----------
                                                     19,389,562
                                                    -----------
   TELECOMMUNICATIONS -- 13.2%
     28,600   360networks Inc.+ ................        436,150
    460,200   Nextel Communications, Inc.,
               Class A+ ........................     28,158,488
    547,200   Nokia Oyj, ADR ...................     27,325,800
    163,500   Nortel Networks Corporation ......     11,158,875
                                                    -----------
                                                     67,079,313
                                                    -----------
              Total Common Stocks
               (Cost $380,559,316) .............    444,117,519
                                                    -----------

   PRINCIPAL
    AMOUNT
   ---------
U.S. GOVERNMENT AGENCY DISCOUNT NOTE -- 13.3%
   (Cost $67,879,215)
$67,904,000   Federal National Mortgage
               Association,
               6.086%[double dagger]
               due 07/03/2000 ..................     67,879,215
                                                    -----------
TOTAL INVESTMENTS (COST $448,438,531*) ..  100.5%   511,996,734
OTHER ASSETS AND LIABILITIES (NET) ......   (0.5)    (2,627,437)
                                           ------  ------------
NET ASSETS ..............................  100.0%  $509,369,297
                                           ======  ============
 ------------------------------
              *  Aggregate cost for Federal tax purposes.
              +  Non-income producing security.
[double dagger]  Annualized yield at date of purchase.

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------
    PORTFOLIO OF INVESTMENTS
--------------------------------------------------

                                  THE GCG TRUST
                              CAPITAL GROWTH SERIES

                            JUNE 30, 2000 (UNAUDITED)

                                                       VALUE
     SHARES                                          (NOTE 1)
     ------                                          --------
COMMON STOCKS -- 97.7%
   APPAREL AND TEXTILES -- 1.1%
    500,000   Unifi, Inc.+ .....................    $ 6,187,500
                                                    -----------
   BROADCAST, RADIO AND TELEVISION -- 8.4%
     42,000   Citadel Communications Corporation+     1,467,375
    137,000   Comcast Corporation, Special
               Class A+ ........................      5,548,500
     60,000   Emmis Communications Corporation,
               Class A+ ........................      2,482,500
     75,000   Entercom Communications
               Corporation+ ....................      3,656,250
    230,000   Hearst-Argyle Television, Inc.+ ..      4,485,000
    170,000   RCN Corporation+ .................      4,313,750
    200,000   Rogers Communications, Inc.,
               Class  B+ .......................      5,700,000
    275,000   United Pan-Europe Communications
               N.V., Class A, ADR+ .............      7,425,000
    260,000   UnitedGlobalCom Inc., Class A+ ...     12,155,000
    120,000   USA Networks, Inc.+ ..............      2,595,000
                                                    -----------
                                                     49,828,375
                                                    -----------
   CHEMICALS -- 1.4%
    500,000   Lyondell Chemical Company ........      8,375,000
                                                    -----------
   COMPUTER INDUSTRY -- 5.6%
    300,000   At Home Corporation, Series A+ ...      6,225,000
    150,200   Fiserv, Inc.+ ....................      6,496,150
     80,000   Foundry Networks, Inc.+ ..........      8,840,000
    750,000   Informix Corporation+ ............      5,578,125
    200,000   PSINet Inc.+ .....................      5,025,000
     29,600   RADVision, Ltd.+ .................        826,950
                                                    -----------
                                                     32,991,225
                                                    -----------
   ELECTRONICS -- 0.5%
     69,100   Fairchild Semiconductor
               Corporation, Class A+ ...........      2,798,550
                                                    -----------
   ENERGY -- 0.2%
     20,000   The AES Corporation+ .............        912,500
                                                    -----------
   FINANCIAL SERVICES -- 8.3%
    620,000   Associates First Capital
               Corporation, Class A ............     13,833,750
    100,000   Healthcare Financial Partners,
               Inc.+^ ..........................      3,500,000
    460,000   Legg Mason, Inc. .................     23,000,000
    180,000   MBIA, Inc. .......................      8,673,750
                                                    -----------
                                                     49,007,500
                                                    -----------
   HEALTH CARE -- 4.5%
          1   Genzyme Surgical Products+ .......             10
  1,125,000   Health Management Associates, Inc.,
               Class A+ ........................     14,695,312
    700,000   HEALTHSOUTH Corpation+ ...........      5,031,250
     60,000   PE Corp-PE Biosystems Group ......      3,952,500
    100,000   Tenet Healthcare Corporation+ ....      2,700,000
                                                    -----------
                                                     26,379,072
                                                    -----------
   HOTELS/RESORTS -- 3.0%
    450,000   Extended Stay Amererica, Inc.+ ...      4,162,500
     80,000   MGM Grand, Inc. ..................      2,570,000
    600,000   Park Place Entertainment
               Corporation+ ....................      7,312,500
    196,000   Sun International Hotels Ltd.+ ...      3,920,000
                                                    -----------
                                                     17,965,000
                                                    -----------
   INSURANCE -- 5.7%
    675,000   ACE Ltd. .........................     18,900,000
    125,000   AFLAC Inc. .......................      5,742,187
    275,000   CNA Financial Corporation+ .......      9,350,000
                                                    -----------
                                                     33,992,187
                                                    -----------

                                                       VALUE
     SHARES                                          (NOTE 1)
     ------                                          --------
   LEISURE ENTERTAINMENT -- 5.4%
    500,000   Carnival Corporation .............    $ 9,750,000
    450,000   Metro-Goldwyn-Mayer Inc.+ ........     11,756,250
     50,000   Premier Parks Inc.+ ..............      1,137,500
    506,400   Royal Carribean Cruises Ltd. .....      9,368,400
                                                    -----------
                                                     32,012,150
                                                    -----------
   MANUFACTURING -- 2.2%
    150,000   Masco Corporation ................      2,709,375
    197,200   Mohawk Industries, Inc.+ .........      4,289,100
     30,000   Monaco Coach Corporation+ ........        408,750
    450,000   U.S. Industries, Inc. ............      5,456,250
                                                    -----------
                                                     12,863,475
                                                    -----------
   OIL AND GAS -- 4.7%
    110,000   Diamond Offshore Drilling, Inc. ..      3,863,750
    250,000   Kerr-McGee Corporation ...........     14,734,375
     46,300   Louis Dreyfus Natural Gas
               Corporation+ ....................      1,449,769
     77,200   Santa Fe International Corporation      2,697,175
     80,700   Stolt Comex Seaway S.A.+ .........      1,139,888
    345,000   Stolt Comex Seaway, S.A., ADR+ ...      4,096,875
                                                    -----------
                                                     27,981,832
                                                    -----------
   PHARMACEUTICALS -- 1.1%
     50,000   Human Genome Sciences, Inc.+ .....      6,668,750
                                                    -----------
   REAL ESTATE INVESTMENT TRUSTS -- 0.8%
    115,000   Boston Properties, Inc. ..........      4,441,875
     77,629   Canadian Hotel Income Properties..        500,917
                                                    -----------
                                                      4,942,792
                                                    -----------
   RETAIL -- 3.4%
    160,000   Bed Bath & Beyond, Inc.+ .........      5,800,000
          1   Delhaize America, Inc., Class A ..             18
    250,000   Family Dollar Stores, Inc. .......      4,890,625
      3,900   Industrie Natuzzi SpA, ADR .......         46,312
    220,000   The Kroger Company+ ..............      4,853,750
    100,000   The Limited, Inc. ................      2,162,500
     57,000   Mattel, Inc. .....................        751,687
     72,900   The TJX Companies, Inc. ..........      1,366,875
          1   Too Inc.+ ........................             25
                                                    -----------
                                                     19,871,792
                                                    -----------
   SCHOOLS -- 0.2%
     50,000   Edison Schools, Inc. .............      1,159,375
                                                    -----------
   SERVICES -- 2.5%
    200,000   Cendant Corporation+ .............      2,800,000
     21,000   ChoicePoint Inc.+ ................        934,500
     80,000   United Rentals, Inc.+ ............      1,370,000
    360,000   Viad Corporation .................      9,810,000
                                                    -----------
                                                     14,914,500
                                                    -----------
   TELECOMMUNICATIONS -- 29.0%
    425,000   Adelphia Business Solutions, Inc.+      9,854,688
     80,000   ALLTEL Corporation ...............      4,955,000
    150,400   Amdocs Ltd.+ .....................     11,543,200
    329,000   AT&T Wireless Group+ .............      9,170,875
    100,000   CenturyTel, Inc. .................      2,875,000
    198,600   Clearnet Communications Inc.+ ....      5,514,253
  1,100,000   Global TeleSystems Group, Inc.+ ..     13,268,750
    150,000   Infonet Services Corporation,
               Class B+ ........................      1,790,625
    635,000   Millicom International Cellular
               S.A.+ ...........................     22,225,000
    400,000   NTL, Inc.+ .......................     23,950,000
     50,000   SAVVIS Communications Corporation+        653,125
    370,000   Scientific-Atlanta, Inc. .........     27,565,000
    161,700   Telephone and Data Systems, Inc...     16,210,425
     50,000   Telesystem International Wireless,
               Inc. ............................        925,000

                       See Notes to Financial Statements.

--------------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------

                                  THE GCG TRUST
                              CAPITAL GROWTH SERIES

                            JUNE 30, 2000 (UNAUDITED)

                                                       VALUE
     SHARES                                          (NOTE 1)
     ------                                          --------
COMMON STOCKS -- (CONTINUED)
   TELECOMMUNICATIONS -- (CONTINUED)
     50,000   Time Warner Telecom Inc., Class A+    $ 3,218,750
    260,000   United States Cellular Corporation+    16,380,000
     25,000   Western Wireless Corporation,
               Class A+ ........................      1,362,500
                                                    -----------
                                                    171,462,191
                                                    -----------
   TRANSPORTATION -- 9.7%
    155,000   Alaska Air Group, Inc.+ ..........      4,204,375
    230,000   Budget Group, Inc., Class A+ .....        948,750
    641,400   Continental Airlines, Inc.,
               Class B+ ........................     30,145,800
    115,000   Knightsbridge Tankers, Ltd. ......      2,300,000
    650,000   Northwest Airlines Corporation+ ..     19,784,375
                                                    -----------
                                                     57,383,300
                                                    -----------
              Total Common Stocks
               (Cost $543,660,915) .............    577,697,066
                                                    -----------
PREFERRED STOCKS -- 0.3%
   INDUSTRIAL -- 0.0%#
      5,440   Hybridon, Inc., Series A+ ........        151,994
                                                    -----------
   TELECOMMUNICATIONS -- 0.3%
     25,000   Amdocs TRACES ....................      1,578,125
                                                    -----------
              Total Preferred Stocks
               (Cost $898,475) .................      1,730,119
                                                    -----------

   PRINCIPAL                                          VALUE
     AMOUNT                                          (NOTE 1)
   ---------                                         --------
CONVERTIBLE BONDS -- 0.8%
   (Cost $4,330,165)
   TELECOMMUNICATIONS -- 0.8%
 $3,000,000   NTL Inc.,
               7.000% due 12/15/2008 ...........    $ 4,815,000
                                                    -----------
   SHARES
   ------
WARRANTS -- 0.1%
   FINANCIAL SERVICES -- 0.1%
     40,000   Healthcare Financial Partners,
               Inc.^ ...........................        645,720
                                                    -----------
   PHARMACEUTICALS -- 0.0%#
     30,995   Hybridon, Inc. ...................            310
                                                    -----------
              Total Warrants
               (Cost $485,600) .................        646,030
                                                    -----------
TOTAL INVESTMENTS (COST $549,375,155*) ..   98.9%   584,888,215
OTHER ASSETS AND LIABILITIES (NET) ......    1.1      6,749,154
                                           ------  ------------
NET ASSETS ..............................  100.0%  $591,637,369
                                           ======  ============
 ------------------------------
  * Aggregate cost for Federal tax purposes.
  ^ Illiquid security.
  + Non-income producing security.
  # Amount is less than 0.1%.

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------
    PORTFOLIO OF INVESTMENTS
--------------------------------------------------

                                  THE GCG TRUST
                             STRATEGIC EQUITY SERIES

                            JUNE 30, 2000 (UNAUDITED)

                                                       VALUE
     SHARES                                          (NOTE 1)
     ------                                          --------
COMMON STOCKS -- 84.8%
   ADVERTISING -- 0.8%
     70,800   Lamar Advertising Company+ .......    $ 3,066,525
                                                    -----------
   APPAREL AND TEXTILES -- 0.1%
     12,226   Jones Apparel Group, Inc.+ .......        287,311
                                                    -----------
   AUTOMOTIVE -- 0.6%
     63,800   Harley-Davidson, Inc. ............      2,456,300
                                                    -----------
   BROADCAST, RADIO AND TELEVISION -- 4.9%
     75,000   Hispanic Broadcasting Corporation+      2,484,375
     49,500   Macrovision Corporation+ .........      3,164,133
     52,000   Pegasus Communications Corporation+     2,551,250
     37,900   Polycom, Inc.+ ...................      3,566,153
     37,300   Univision Communications, Inc.,
               Class A+ ........................      3,860,550
     93,900   Westwood One, Inc.+ ..............      3,204,337
                                                    -----------
                                                     18,830,798
                                                    -----------
   COMPUTER INDUSTRY -- 10.5%
     66,500   Allaire Corporation+ .............      2,443,875
     16,600   Check Point Software Technologies
               Ltd.+ ...........................      3,515,050
     46,500   Critical Path, Inc.+ .............      2,711,531
     54,400   Digex, Inc.+ .....................      3,695,800
     37,200   Macromedia, Inc.+ ................      3,596,775
     40,000   Mercury Interactive Corporation+..      3,870,000
     62,100   Portal Software, Inc.+ ...........      3,966,637
     52,500   Quest Software, Inc.+ ............      2,907,187
     30,900   Rational Software Corporation+ ...      2,871,769
     60,800   SanDisk Corporation+ .............      3,720,200
     61,500   Verity, Inc.+ ....................      2,337,000
     82,000   Websense, Inc.+ ..................      2,060,250
     64,200   WebTrends Corporation+ ...........      2,483,737
                                                    -----------
                                                     40,179,811
                                                    -----------
   ELECTRONICS -- 13.9%
     71,500   Aeroflex, Inc.+ ..................      3,552,656
     13,400   Affymetrix, Inc.+ ................      2,212,675
     59,600   Coherent, Inc.+ ..................      4,998,950
     47,500   Credence Systems Corporation+ ....      2,621,406
     51,400   Electro Scientific Industries,
               Inc.+ ...........................      2,263,206
    110,000   KEMET Corporation+ ...............      2,756,875
     90,300   Methode Electronics, Inc., Class A      3,487,837
     69,200   Micrel, Inc.+ ....................      3,005,875
     48,600   Microchip Technology, Inc.+ ......      2,831,709
     35,000   Millipore Corporation ............      2,638,125
     60,600   Newport Corporation ..............      6,506,925
     40,900   PerkinElmer, Inc. ................      2,704,512
     46,000   Sanmina Corporation+ .............      3,933,000
     44,700   Sawtek, Inc.+ ....................      2,573,044
     65,100   Veeco Instruments, Inc.+ .........      4,768,575
    155,000   Viasystems Group, Inc.+ ..........      2,509,062
                                                    -----------
                                                     53,364,432
                                                    -----------
   FINANCIAL SERVICES -- 2.3%
     56,700   Federated Investors, Inc., Class B      1,988,044
     61,100   Fiserv, Inc.+ ....................      2,642,575
    127,400   London Pacific Group, Ltd., ADR...      1,656,200
     66,000   SEI Investments Company ..........      2,627,625
                                                    -----------
                                                      8,914,444
                                                    -----------
   FOOD AND BEVERAGES -- 0.7%
     47,600   Aldolph Coors Company, Class B ...      2,879,800
                                                    -----------
   HEALTH CARE -- 2.5%
     24,500   Bausch & Lomb, Inc. ..............      1,895,687
     92,600   First Health Group Corporation+ ..      3,038,437
    260,700   Health Management Associates, Inc.,
               Class A+ ........................      3,405,394



                                                       VALUE
     SHARES                                          (NOTE 1)
     ------                                          --------
   HEALTH CARE -- (CONTINUED)
     50,800   VISX, Inc.+ ......................    $ 1,425,575
                                                    -----------
                                                      9,765,093
                                                    -----------
   INSURANCE -- 0.9%
     88,800   ACE Ltd. .........................      2,486,400
     32,800   Aon Corporation ..................      1,018,850
                                                    -----------
                                                      3,505,250
                                                    -----------
   MANUFACTURING -- 1.7%
     44,100   Danaher Corporation ..............      2,180,194
    200,000   NS Group, Inc.+ ..................      4,187,500
                                                    -----------
                                                      6,367,694
                                                    -----------
   OIL AND GAS -- 11.9%
     33,000   BJ Services Company+ .............      2,062,500
     38,400   Cooper Cameron Corporation+ ......      2,534,400
     34,200   Dynegy Inc., Class A .............      2,336,288
     73,000   ENSCO International Inc. .........      2,614,313
    110,700   Grant Prideco, Inc.+ .............      2,767,500
     60,000   Kerr-McGee Corporation ...........      3,536,250
     65,200   Nabors Industries, Inc.+ .........      2,709,875
    100,000   National-Oilwell, Inc.+ ..........      3,287,500
    181,300   Ocean Energy, Inc.+ ..............      2,572,194
     80,000   Patterson Energy, Inc.+ ..........      2,280,000
    127,700   R&B Falcon Corporation+ ..........      3,008,931
     88,200   Rowan Companies, Inc.+ ...........      2,679,075
    175,000   Santa Fe Snyder Corporation+ .....      1,990,625
     32,300   Smith International, Inc.+ .......      2,351,844
     78,200   Spinnaker Exploration Company+ ...      2,003,875
     54,300   Transocean Sedco Forex Inc. ......      2,901,656
     86,400   Union Pacific Resources Group, Inc.     1,900,800
     56,600   Weatherford International, Inc.+..      2,253,388
                                                    -----------
                                                     45,791,014
                                                    -----------
   PHARMACEUTICALS -- 3.9%
     56,500   Biogen, Inc.+ ....................      3,644,250
     27,100   Forest Laboratories, Inc.+ .......      2,737,100
    101,300   Jones Pharma, Inc. ...............      4,045,669
     79,000   Medicis Pharmaceutical Corporation,
               Class A+ ........................      4,503,000
                                                    -----------
                                                     14,930,019
                                                    -----------
   RESTAURANTS -- 0.6%
     72,800   Outback Steakhouse, Inc.+ ........      2,129,400
                                                    -----------
   RETAIL -- 5.8%
     79,700   Bed Bath & Beyond, Inc.+ .........      2,889,125
     64,200   Dollar Tree Stores, Inc.+ ........      2,539,913
    132,100   Family Dollar Stores, Inc. .......      2,584,206
    133,200   Intimate Brands, Inc. ............      2,630,700
    122,500   Linens 'n Things, Inc.+ ..........      3,322,813
     55,600   Talbots, Inc. ....................      3,054,525
     39,600   Tiffany & Company ................      2,673,000
     69,400   Zale Corporation+ ................      2,533,100
                                                    -----------
                                                     22,227,382
                                                    -----------
   SEMICONDUCTORS -- 6.1%
     65,000   Bookham Technology Plc, ADR+ .....      3,851,250
     18,200   Cree Research, Inc.+ .............      2,429,700
     41,200   Intersil Holding Corporation+ ....      2,227,375
     41,600   Kopin Corporation+ ...............      2,880,800
     46,500   Novellus Systems, Inc.+ ..........      2,630,156
     38,500   Semtech Corporation+ .............      2,944,648
     51,400   Varian Semiconductor Equipment
               Associates, Inc.+ ...............      3,228,563
     42,200   Vitesse Semiconductor Corporation+      3,104,338
                                                    -----------
                                                     23,296,830
                                                    -----------

                       See Notes to Financial Statements.

--------------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------

                                  THE GCG TRUST
                             STRATEGIC EQUITY SERIES

                            JUNE 30, 2000 (UNAUDITED)

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
COMMON STOCKS -- (CONTINUED)
   SERVICES -- 3.1%
     59,900   BEA Systems, Inc.+ ...............    $ 2,961,306
     54,300   CSG Systems International, Inc.+..      3,044,194
     29,500   i2 Technologies, Inc.+ ...........      3,075,836
     30,800   Orbotech, Ltd.+ ..................      2,860,550
                                                    -----------
                                                     11,941,886
                                                    -----------
   TELECOMMUNICATIONS -- 13.2%
     79,300   ADC Telecommunications, Inc.+ ....      6,651,288
     57,800   Advanced Fibre Communications,
               Inc.+ ...........................      2,619,063
     92,700   Andrew Corporation+ ..............      3,111,244
     53,000   CommScope, Inc.+ .................      2,173,000
     38,700   Comverse Technology, Inc.+ .......      3,599,100
     38,600   Copper Mountain Networks, Inc.+ ..      3,401,625
     86,600   Crown Castle International
               Corporation+ ....................      3,160,900
     38,100   Digital Lightwave, Inc.+ .........      3,829,050
     32,400   Ditech Communications Corporation+      3,063,825
     70,000   Harris Corporation ...............      2,292,500
     30,300   MCK Communications, Inc.+ ........        700,688
     58,500   Powerwave Technologies, Inc.+ ....      2,574,000
     97,600   Primus Telecommunications Group,
               Inc.+ ...........................      2,427,800
     64,000   Scientific-Atlanta, Inc. .........      4,768,000
     14,000   SDL, Inc.+ .......................      3,992,625
     45,800   Western Wireless Corporation,
               Class A+ ........................      2,496,100
                                                    -----------
                                                     50,860,808
                                                    -----------
   TRANSPORTATION -- 0.7%
     30,000   Kansas City Southern Industries,
               Inc. ............................      2,660,625
                                                    -----------
   UTILITIES -- 0.6%
     62,000   Montana Power Company ............      2,189,375
                                                    -----------
              Total Common Stocks
               (Cost $267,475,675) .............    325,644,797
                                                    -----------
PREFERRED STOCKS -- 0.4%
   (Cost $1,648,194)
     30,000   Titan Capital Trust ..............      1,648,170
                                                    -----------

  PRINCIPAL                                           VALUE
   AMOUNT                                           (NOTE 1)
  ---------                                         -------
CONVERTIBLE BONDS -- 0.6%
$   210,000   Exodus Communications, Inc.
               4.750% due 07/15/2008^ ..........    $   300,300
  2,562,000   Primus Telecommunications Group,
               Inc.
               5.750% due 02/15/2007^ ..........      1,790,198
                                                    -----------
              Total Convertible Bonds
               (Cost $2,721,543) ...............      2,090,498
                                                    -----------
U.S. GOVERNMENT AGENCY DISCOUNT NOTE -- 13.1%
   (Cost $50,339,619)
 50,358,000   Federal National Mortgage
               Association,
               6.086%[double dagger]
               due 07/03/2000 ..................     50,339,619
                                                    -----------
TOTAL INVESTMENTS (COST $322,185,031*) ..   98.9%   379,723,084
OTHER ASSETS AND LIABILITIES (NET) ......    1.1      4,241,561
                                           -----   ------------
NET ASSETS ..............................  100.0%  $383,964,645
                                           =====   ============
 ------------------------------
              * Aggregate cost for Federal tax purposes.
              ^ Illiquid security.
              + Non-income producing security.
[double dagger] Annualized yield at date of purchase.

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------
    PORTFOLIO OF INVESTMENTS
--------------------------------------------------

                                  THE GCG TRUST
                              MID-CAP GROWTH SERIES

                            JUNE 30, 2000 (UNAUDITED)

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
COMMON STOCKS -- 95.8%
   BROADCAST, RADIO AND TELEVISION -- 0.9%
     74,600   Hearst-Argyle Television, Inc.+ ..  $   1,454,700
     22,100   Sinclair Broadcast Group, Inc.,
               Class A+ ........................        243,100
    637,600   SportLine USA, Inc.+ .............     10,879,050
                                                  -------------
                                                     12,576,850
                                                  -------------
   CHEMICALS -- 0.5%
    195,400   Rohm and Haas Company ............      6,741,300
                                                  -------------
   COMPUTER INDUSTRY -- 27.4%
      6,800   Affiliated Computer Services, Inc.,
               Class A+ ........................        224,825
    724,990   Ancor Communications, Inc.+ ......     25,929,720
    141,900   Aspen Technology, Inc.+ ..........      5,463,150
    257,800   Cabletron Systems, Inc.+ .........      6,509,450
     32,900   Check Point Software Technologies
               Ltd.+ ...........................      6,966,575
    978,200   CheckFree Holdings Corporation+ ..     50,438,437
    129,850   Chordiant Software, Inc.+ ........      2,158,756
    179,200   Computer Network Technology
               Corporation+ ....................      3,113,600
    390,100   Diversinet Corporation+ ..........      4,632,437
    638,501   Emulex Corporation+ ..............     41,941,534
    118,300   Entrust Technologies, Inc.+ ......      9,789,325
    314,900   ePresence, Inc.+ .................      2,283,025
    318,700   MMC Networks, Inc.+ ..............     17,030,531
    453,675   Peregrine Systems, Inc.+ .........     15,736,852
    302,150   Radiant Systems, Inc. ............      7,251,600
    737,300   RSA Security, Inc.+ ..............     51,058,025
  1,551,882   S1 Corporation+ ..................     36,178,249
    482,300   Seagate Technology, Inc.+ ........     26,526,500
    710,050   Switchboard, Inc.+ ...............      7,100,500
    472,800   VeriSign, Inc.+ ..................     83,449,200
     36,500   Ziff-Davis, Inc. - ZDNet+ ........        328,500
                                                  -------------
                                                    404,110,791
                                                  -------------
   DIVERSIFIED MINERALS -- 0.0%#
    466,100   Southern Africa Minerals
               Corporation+ ....................         94,480
                                                  -------------
   ELECTRONICS -- 2.6%
    108,000   Applied Science and Technology,
               Inc.+ ...........................      2,794,500
      4,720   Capstone Turbine Corporation+ ....        212,695
    159,700   DuPont Photomasks, Inc.+ .........     10,939,450
      3,800   Marvell Technology Group, Ltd.+ ..        216,600
     84,000   MKS Instruments, Inc.+ ...........      3,286,500
     51,200   Sawtek, Inc.+ ....................      2,947,200
    432,600   SIPEX Corporation+ ...............     11,977,612
     78,900   Veeco Instruments, Inc.+ .........      5,779,425
                                                  -------------
                                                     38,153,982
                                                  -------------
   FINANCIAL SERVICES -- 1.6%
    397,300   Edwards (A.G.), Inc. .............     15,494,700
    152,100   Intuit, Inc.+ ....................      6,293,137
    220,700   Netzee, Inc.+ ....................      1,262,128
                                                  -------------
                                                     23,049,965
                                                  -------------
   FOOD AND BEVERAGES -- 1.8%
  1,574,050   Del Monte Foods Company+ .........     10,723,216
    426,600   Keebler Foods Company+ ...........     15,837,525
                                                  -------------
                                                     26,560,741
                                                  -------------
   HEALTH CARE -- 8.8%
      1,800   AHT Corporation+ .................          3,600
    177,500   Cerner Corporation+ ..............      4,836,875
    905,600   Cytyc Corporation+ ...............     48,336,400

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
HEALTH CARE -- (CONTINUED)
    502,178   Martek Biosciences Corporation+^..  $   9,415,837
  1,123,105   Total Renal Care Holdings, Inc.+..      6,738,630
  2,143,400   VISX, Inc.+ ......................     60,149,162
                                                  -------------
                                                    129,480,504
                                                  -------------
   MANUFACTURING -- 2.7%
  1,211,600   AGCO Corporation .................     14,842,100
  1,905,800   Smurfit-Stone Container
               Corporation+ ....................     24,537,175
                                                  -------------
                                                     39,379,275
                                                  -------------
   OIL AND GAS -- 21.0%
    487,700   Apache Corporation ...............     28,682,856
    389,663   Diamond Offshore Drilling, Inc. ..     13,686,913
  1,521,600   EOG Resources, Inc. ..............     50,973,600
  2,203,500   Global Industries, Ltd.+ .........     41,591,063
    511,500   Global Marine Inc.+ ..............     14,417,906
    677,900   The Houston Exploration Company+..     17,032,238
  1,171,560   Newfield Exploration Company+ ....     45,837,285
     90,100   Noble Affiliates, Inc. ...........      3,356,225
  1,251,500   Noble Drilling Corporation+ ......     51,546,156
    795,600   Transocean Sedco Forex Inc. ......     42,514,875
                                                  -------------
                                                    309,639,117
                                                  -------------
   PHARMACEUTICALS -- 6.0%
    707,860   IntraBiotics Pharmaceuticals, Inc.+    18,891,014
    639,000   United Therapeutics Corporation+..     69,251,625
                                                  -------------
                                                     88,142,639
                                                  -------------
   PRINTING/PUBLISHING -- 1.2%
    282,500   Scholastic Corporation+ ..........     17,267,813
                                                  -------------
   REAL ESTATE INVESTMENT TRUSTS -- 0.2%
     60,800   Pinnacle Holdings, Inc.+ .........      3,283,200
                                                  -------------
   RETAIL -- 5.5%
    837,400   BJ's Wholesale Club, Inc.+ .......     27,634,200
    257,700   The Gymboree Corporation+ ........        773,100
  2,403,070   The Kroger Company+ ..............     53,017,732
                                                  -------------
                                                     81,425,032
                                                  -------------
   SERVICES -- 7.8%
    158,640   Collectors Universe, Inc.+ .......        466,005
    783,600   CSG Systems International, Inc.+..     43,930,575
    315,000   IDEXX Laboratories, Inc.+ ........      7,205,625
    187,800   The InterCept Group, Inc.+ .......      3,192,600
     36,500   iVillage, Inc.+ ..................        307,969
    431,100   National Data Corporation ........      9,915,300
  1,279,900   NOVA Corporation+ ................     35,757,206
    461,200   W.W. Grainger, Inc. ..............     14,210,725
                                                  -------------
                                                    114,986,005
                                                  -------------
   TELECOMMUNICATIONS -- 7.8%
    139,500   Adelphia Business Solutions, Inc.+      3,234,656
     50,700   Allegiance Telcom, Inc.+ .........      3,244,800
    865,400   American Tower Corporation,
               Class A+ ........................     36,076,363
    113,400   Aware, Inc.+ .....................      5,797,575
    793,190   Cable Design Technologies
               Corporation+ ....................     26,571,865
     78,200   Comverse Technology, Inc.+ .......      7,272,600
     97,800   Covad Communications Group, Inc.+       1,577,025
      3,170   i3 Mobile, Inc.+ .................         58,249
     44,400   ICG Communications, Inc.+ ........        979,575
    160,240   Intermedia Communications Inc.+ ..      4,767,140

                       See Notes to Financial Statements.

--------------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------

                                  THE GCG TRUST
                              MID-CAP GROWTH SERIES

                            JUNE 30, 2000 (UNAUDITED)

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
COMMON STOCKS -- (CONTINUED)
   TELECOMMUNICATIONS -- (CONTINUED)
    147,700   MGC Communications, Inc.+ ........  $   8,852,769
     53,800   Spectrasite Holdings, Inc.+ ......      1,526,575
      4,430   Stratos Lightwave, Inc.+ .........        123,486
     86,200   Tekelec+ .........................      4,153,763
    167,900   Time Warner Telecom Inc., Class A+     10,808,563
                                                  -------------
                                                    115,045,004
                                                  -------------
              Total Common Stocks
               (Cost $1,223,964,414) ...........  1,409,936,698
                                                  -------------

   PRINCIPAL
    AMOUNT
   ---------
U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- 4.6%
(Cost $67,475,363)
$67,500,000   Federal Home Loan Mortgage
               Corporation,
               6.086%[double dagger]
               due 07/03/2000 ..................       67,475,363
                                                   --------------
TOTAL INVESTMENTS (COST $1,291,439,777*)   100.4%   1,477,412,061
OTHER ASSETS AND LIABILITIES (NET) .....    (0.4)      (5,223,200)
                                           ------  --------------
NET ASSETS .............................   100.0%  $1,472,188,861
                                           ======  ==============
 ------------------------------
              * Aggregate cost for Federal tax purposes.
              ^ Illiquid security.
              + Non-income producing security.
[double dagger] Annualized yield at date of purchase.
              # Amount is less than 0.01%.

                       See Notes to Financial Statements.

--------------------------------------------------
    PORTFOLIO OF INVESTMENTS
--------------------------------------------------

                                  THE GCG TRUST
                                SMALL CAP SERIES

                            JUNE 30, 2000 (UNAUDITED)

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
COMMON STOCKS -- 91.8%
   ADVERTISING -- 0.9%
     68,000   24/7 Media, Inc.+ ................    $ 1,062,500
     87,000   ADVO, Inc. .......................      3,654,000
                                                    -----------
                                                      4,716,500
                                                    -----------
   AEROSPACE/DEFENSE -- 0.8%
    150,000   Armor Holdings, Inc.+ ............      1,950,000
     60,000   REMEC, Inc.+ .....................      2,512,500
                                                    -----------
                                                      4,462,500
                                                    -----------
   AGRICULTURE -- 0.1%
    160,000   Seminis, Inc., Class A+ ..........        420,000
                                                    -----------
   AIRLINES -- 1.6%
    230,000   Atlantic Coast Airlines Holdings,
               Inc.+ ...........................      7,302,500
     42,600   SkyWest, Inc. ....................      1,578,862
                                                    -----------
                                                      8,881,362
                                                    -----------
   APPAREL AND TEXTILES -- 0.7%
    110,000   Kellwood Company .................      2,323,750
    250,000   The Stride Rite Corporation ......      1,531,250
                                                    -----------
                                                      3,855,000
                                                    -----------
   AUTOMOTIVE -- 2.0%
    170,000   Autoweb.com, Inc.+ ...............        361,250
     50,000   BorgWarner, Inc. .................      1,756,250
    127,300   Dollar Thrifty Automotive Group,
               Inc.+ ...........................      2,347,094
     77,500   Oshkosh Truck Corporation ........      2,770,625
    120,000   Polaris Industries, Inc. .........      3,840,000
                                                    -----------
                                                     11,075,219
                                                    -----------
   BANKS -- 2.7%
    109,500   Banknorth Group, Inc. ............      1,676,719
     60,000   Commerce Bancorp, Inc. ...........      2,760,000
    105,000   Fulton Finanacial Corporation ....      1,857,187
    200,000   Silicon Valley Bancshares ........      8,525,000
                                                    -----------
                                                     14,818,906
                                                    -----------
   BROADCAST, RADIO AND TELEVISION -- 6.2%
     75,000   Acme Communications, Inc.+ .......      1,368,750
    140,000   ACTV, Inc.+ ......................      2,091,250
     16,000   BHC Communications, Inc., Class A+      2,432,000
    114,000   Citadel Communications Corporation+     3,982,875
     70,000   Classic Communications, Inc.,
               Class A+ ........................        625,625
     92,700   Cox Radio, Inc., Class A+ ........      2,595,600
    199,000   Cumulus Media Inc., Class A+ .....      1,815,875
     80,000   Insight Communications Company,
               Inc.+ ...........................      1,250,000
    125,300   Mediacom Communications
               Corporation+ ....................      1,926,487
     30,000   Radio One, Inc., Class A+ ........        886,875
     60,000   Radio One, Inc., Class D+ ........      1,323,750
    125,000   Sinclair Broadcast Group, Inc.,
               Class A+ ........................      1,375,000
     90,000   Sirius Satellite Radio Inc.+ .....      3,988,125
    100,000   Spanish Broadcasting System, Inc.,
               Class A+ ........................      2,056,250
     25,000   TiVo Inc.+ .......................        875,000
     67,000   World Wrestling Federation
               Entertainment, Inc.+ ............      1,394,437
    105,000   XM Satellite Radio Holdings Inc.,
               Class A+ ........................      3,930,937
                                                    -----------
                                                     33,918,836
                                                    -----------
   CHEMICALS -- 0.9%
     60,000   H.B. Fuller Company ..............      2,733,750
     75,000   Spartech Corporation .............      2,025,000
                                                    -----------
                                                      4,758,750
                                                    -----------

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
   COMPUTER INDUSTRY -- 7.5%
     45,000   About.com, Inc.+ .................    $ 1,417,500
     39,000   Click Commerce, Inc.+ ............        882,375
     20,500   Cobalt Networks, Inc.+ ...........      1,186,437
    101,000   CyberSource Corporation+ .........      1,395,062
     39,000   Digex, Inc.+ .....................      2,649,562
     40,000   EarthWeb Inc.+ ...................        560,000
    101,000   Extensity, Inc.+ .................      3,459,250
     31,300   Handspring, Inc.+ ................        845,100
     80,000   Intelligroup, Inc.+ ..............        960,000
    145,000   Liquid Audio, Inc.+ ..............      1,372,969
    125,000   Mail.com, Inc.+ ..................        710,937
     48,400   MatrixOne, Inc.+ .................      1,966,250
    110,000   National Information Consortium
               Inc.+ ...........................      1,251,250
     35,769   NetIQ Corporation+ ...............      2,132,727
     39,300   Numerical Technologies, Inc.+ ....      1,910,962
      6,400   ONI Systems Corporation+ .........        750,100
     22,800   OpenTV Corporation+ ..............      1,023,150
     46,000   PC-Tel, Inc.+ ....................      1,748,000
     50,000   Pixar, Inc.+ .....................      1,762,500
     33,200   Register.com, Inc.+ ..............      1,014,675
     66,500   Remedy Corporation+ ..............      3,707,375
     32,900   RSA Security, Inc.+ ..............      2,278,325
     50,000   Saba Software, Inc.+ .............      1,050,000
     39,000   Snowball.com, Inc.+ ..............        190,125
     90,000   Via Net.Works, Inc.+ .............      1,389,375
     50,000   WorldGate Communications, Inc.+ ..        887,500
    181,000   Xpedior Inc.+ ....................      2,500,062
                                                    -----------
                                                     41,001,568
                                                    -----------
   CONSUMER PRODUCTS -- 2.7%
    146,000   American Greetings Corporation,
               Class A .........................      2,774,000
    450,000   Egreetings Network, Inc.+ ........        618,750
     59,800   Libbey Inc. ......................      1,921,075
    115,000   Martha Stewart Living Omnmedia,
               Inc., Class A+ ..................      2,530,000
    140,000   Nu Skin Enterprises, Inc., Class A+       805,000
    167,000   Ocular Sciences, Inc.+ ...........      1,962,250
    150,000   RPM, Inc. ........................      1,518,750
     66,000   The Scotts Company, Class A+ .....      2,409,000
                                                    -----------
                                                     14,538,825
                                                    -----------
   EDUCATION -- 0.9%
    200,000   click2learn.com, Inc.+ ...........      3,525,000
     60,000   Lightspan Inc.+ ..................        330,000
     53,000   Riverdeep Group Plc, ADR+ ........      1,026,875
                                                    -----------
                                                      4,881,875
                                                    -----------
   ELECTRONICS -- 9.4%
     30,000   American Superconductor
               Corporation+ ....................      1,447,500
      6,600   Capstone Turbine Corporation+ ....        297,413
     85,600   Electro Scientific Industries,
               Inc.+ ...........................      3,769,075
     60,000   Harman International Industries,
               Inc. ............................      3,660,000
    118,700   Harmon Industries, Inc. ..........      1,572,775
     15,800   Manufacturers' Services Ltd.+ ....        324,887
    123,000   Nanometrics, Inc.+ ...............      5,066,062
    100,000   Power Intergrations, Inc.+ .......      2,356,250
    120,000   Power-One, Inc.+ .................     13,672,500
    250,000   Sensormatic Electronics
               Corporation+ ....................      3,953,125
    100,000   SRS Labs, Inc.+ ..................        925,000
    111,000   Therma-Wave Inc.+ ................      2,476,687
    223,200   UNOVA, Inc.+ .....................      1,632,150
     65,000   Veeco Instruments, Inc.+ .........      4,761,250
     60,000   Zygo Corporation+ ................      5,448,750
                                                    -----------
                                                     51,363,424
                                                    -----------

                       See Notes to Financial Statements.

--------------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------

                                  THE GCG TRUST
                                SMALL CAP SERIES

                            JUNE 30, 2000 (UNAUDITED)

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
COMMON STOCKS -- (CONTINUED)
   FINANCIAL SERVICES -- 2.2%
     98,000   American Captial Strategies, Ltd..    $ 2,339,750
    175,000   AmeriCredit Corporation+ .........      2,975,000
     55,000   Bank United Corporation, Class A..      1,935,312
     51,800   LendingTree, Inc.+ ...............        388,500
    120,000   Online Resources & Communications
               Corporation+ ....................        772,500
    104,000   Organic, Inc.+ ...................      1,014,000
    171,000   Policy Management Systems
               Corporation+ ....................      2,629,125
                                                    -----------
                                                     12,054,187
                                                    -----------
   FOOD AND BEVERAGES -- 3.3%
     77,000   Beringer Wine Estates Holdings,
               Inc., Class B+ ..................      2,719,062
    335,000   Flowers Industries, Inc. .........      6,679,063
    130,000   Suiza Foods Corporation+ .........      6,353,750
     70,750   Tootsie Roll Industries, Inc. ....      2,476,250
                                                    -----------
                                                     18,228,125
                                                    -----------
   HEALTH CARE -- 3.9%
     64,100   Aspect Medical Systems, Inc.+ ....      1,730,700
    200,000   Assisted Living Concepts, Inc.+ ..        125,000
    250,000   Capital Senior Living Corporation+        734,375
    120,000   ChromaVision Medical Systems, Inc.+     1,582,500
    187,900   Focal, Inc.+ .....................        563,700
    140,000   Healthcentral.com+ ...............        420,000
    130,000   LifePoint Hospitals, Inc.+ .......      2,892,500
    100,000   MedQuist, Inc.+ ..................      3,400,000
     35,000   Novoste Corporation+ .............      2,135,000
    180,000   Orthodontic Centers of America,
               Inc.+ ...........................      4,072,500
    100,000   PlanetRx.com, Inc.+ ..............        150,000
    150,000   Triad Hospitals, Inc.+ ...........      3,628,125
                                                    -----------
                                                     21,434,400
                                                    -----------
   INSURANCE -- 1.4%
    100,000   Everest Re Group, Ltd. ...........      3,287,500
     51,000   Fidelity National Financial, Inc..        933,937
    100,000   The First American Corporation ...      1,431,250
    105,000   Philadelphia Consolidated Holding
               Corporation+ ....................      1,765,313
                                                    -----------
                                                      7,418,000
                                                    -----------
   LEISURE ENTERTAINMENT -- 1.4%
    450,000   Acclaim Entertainment, Inc.+ .....        646,875
    110,000   Championship Auto Racing Teams,
               Inc.+ ...........................      2,805,000
     44,000   International Speedway Corporation,
               Class A .........................      1,820,500
     90,200   Speedway Motorsports, Inc.+ ......      2,074,600
                                                    -----------
                                                      7,346,975
                                                    -----------
   MANUFACTURING -- 2.8%
    250,000   CONSOL Energy Inc. ...............      3,781,250
    154,000   Donaldson Company, Inc. ..........      3,041,500
     60,000   Elcor Corporation ................      1,380,000
    120,000   Ivex Packaging Corporation+ ......      1,335,000
    200,000   Speedfam-IPEC, Inc.+ .............      3,637,500
    110,000   Valence Technology, Inc.+ ........      2,028,125
                                                    -----------
                                                     15,203,375
                                                    -----------
   OIL AND GAS -- 0.6%
    300,000   San Juan Basin Royalty Trust .....      3,000,000
                                                    -----------
   PAPER AND FOREST PRODUCTS -- 0.4%
     40,000   Potlatch Corporation .............      1,325,000
    105,000   Wausau-Mosinee Paper Corporation..        899,063
                                                    -----------
                                                      2,224,063
                                                    -----------

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
   PHARMACEUTICALS -- 7.1%
     92,700   Aclara Biosciences Inc.+ .........    $ 4,721,906
     86,900   Algos Pharmaceuticals Corporation+      1,325,225
     88,000   Antigenics Inc.+ .................      1,463,000
     60,000   Aviron+ ..........................      1,852,500
     30,000   Charles River Laboratories
               International, Inc.+ ............        665,625
     36,000   Diversa Corporation+ .............      1,192,500
     58,500   Exelixis, Inc.+ ..................      1,952,438
     95,000   Gene Logic Inc.+ .................      3,390,313
    375,000   Heska Corporation+ ...............        796,875
     95,000   ILEX Oncology, Inc.+ .............      3,348,750
    170,000   The Immune Response Corporation+..      1,848,750
    110,000   Kendle International Inc.+ .......        866,250
        379   Nexell Therapeutics Inc.+ ........          5,638
     33,400   Protein Design Labs, Inc.+ .......      5,509,434
     38,300   Tanox, Inc.+ .....................      1,812,069
     80,000   Trimeris, Inc.+ ..................      5,595,000
     88,000   Vical, Inc.+ .....................      1,694,000
     57,000   ViroPharma, Inc.+ ................        890,625
                                                    -----------
                                                     38,930,898
                                                    -----------
   PRINTING/PUBLISHING -- 0.4%
    160,000   Hollinger International Inc. .....      2,180,000
                                                    -----------
   REAL ESTATE -- 1.2%
     92,000   HomeStore.com, Inc.+ .............      2,685,250
    130,000   Intrawest Corporation ............      2,470,000
    120,000   Trammell Crow Company+ ...........      1,290,000
                                                    -----------
                                                      6,445,250
                                                    -----------
   REAL ESTATE INVESTMENT TRUSTS -- 0.6%
    150,000   MeriStar Hospitality Corporation..      3,150,000
                                                    -----------
   RESTAURANTS -- 1.0%
    160,000   Buffets, Inc.+ ...................      2,030,000
    260,000   CKE Restaurants, Inc. ............        780,000
    210,000   Ruby Tuesday, Inc. ...............      2,638,125
                                                    -----------
                                                      5,448,125
                                                    -----------
   RETAIL -- 1.8%
    125,000   American Eagle Outfitters, Inc.+..      1,750,000
    170,000   Ashford.com, Inc.+ ...............        488,750
    120,000   CDnow, Inc.+ .....................        371,250
    175,000   Cheap Tickets, Inc.+ .............      2,100,000
    120,000   Fogdog, Inc.+ ....................        153,750
     60,000   HomeGrocer.com, Inc.+ ............        361,875
    234,000   Neoforma.com, Inc.+ ..............      1,645,313
     33,000   Pets.com, Inc.+ ..................         74,250
    210,000   QXL.com Plc, ADS+ ................      1,627,500
    250,000   Restoration Hardware, Inc. .......      1,375,000
                                                    -----------
                                                      9,947,688
                                                    -----------
   SEMICONDUCTORS -- 9.8%
    150,000   ASM International N.V.+ ..........      3,975,000
     23,700   August Technology Corporation+ ...        389,569
    100,000   Cymer, Inc.+ .....................      4,775,000
     70,000   Electroglas, Inc.+ ...............      1,505,000
     61,000   Exar Corporation+ ................      5,318,438
     77,000   GaSonics International Corporation+     3,036,688
    324,800   LTX Corporation+ .................     11,347,700
      2,800   Marvell Technology Group, Ltd.+...        159,600
     89,000   MIPS Technologies Inc., Class A+..      3,782,500
     87,000   Parthus Technologies Plc, ADR+....      2,479,500
     58,000   Rambus, Inc.+ ....................      5,974,000
     46,000   Rudolph Technologies, Inc.+ ......      1,782,500
     74,200   SCG Holding Corporation+ .........      1,623,125

                       See Notes to Financial Statements.

--------------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------

                                  THE GCG TRUST
                                SMALL CAP SERIES

                            JUNE 30, 2000 (UNAUDITED)

                                                       VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
COMMON STOCKS -- (CONTINUED)
   SEMICONDUCTORS --  (CONTINUED)
    120,000   Silicon Valley Group, Inc.+ ......    $ 3,105,000
     60,000   Zoran Corporation+ ...............      3,956,250
                                                    -----------
                                                     53,209,870
                                                    -----------
   SERVICES -- 6.0%
     86,000   Agency.com, Inc.+ ................      1,531,875
    130,000   Alloy Online, Inc.+ ..............      1,462,500
    140,000   Cambridge Technology Partners,
               Inc.+ ...........................      1,220,625
    100,000   CoStar Group Inc.+ ...............      2,506,250
     20,000   Documentum, Inc.+ ................      1,787,500
    100,000   Harris Interactive Inc.+ .........        484,375
     39,000   HeadHunter.NET, Inc.+ ............        394,875
     76,800   Hotel Reservations Network, Inc.,
               Class A+ ........................      2,284,800
    280,000   Integrated Electrical Services,
               Inc.+ ...........................      1,435,000
     80,000   Ionics, Inc.+ ....................      2,450,000
    200,000   iVillage, Inc.+ ..................      1,687,500
    140,000   The Knot, Inc.+ ..................        533,750
     66,000   NetRatings, Inc.+ ................      1,691,250
     60,000   Official Payments Corporation+ ...        258,750
     71,650   QRS Corporation+ .................      1,759,903
     70,000   Quanta Services, Inc.+ ...........      3,850,000
    270,000   Service Corporation International+        860,625
    170,000   Steiner Leisure, Ltd.+ ...........      3,846,250
    400,000   Stewart Enterprises, Inc., Class A      1,412,500
    150,000   WESCO International, Inc.+ .......      1,434,375
                                                    -----------
                                                     32,892,703
                                                    -----------
   TELECOMMUNICATIONS -- 7.4%
     90,000   Alaska Communications Systems
               Holdings, Inc.+ .................        933,750
    100,000   Allied Riser Communications
               Corporation+ ....................      1,412,500
     42,000   Anaren Microwave, Inc.+ ..........      5,511,844
    170,000   Aspect Communications Corporation+      6,683,125
    108,000   Carrier Access Corporation+ ......      5,710,500
     26,600   Choice One Communications Inc.+ ..      1,085,613
    179,300   Cypress Communications, Inc.+ ....      1,299,925
    110,000   FLAG Telecom Holdings, Ltd.+ .....      1,636,250
     86,000   Focal Communications Corporation+       3,074,500
     30,200   GT Group Telecom Inc. Class B+ ...        477,538
    110,000   Hickory Tech Corporation .........      1,340,625
     79,000   InterWave Communications
               International, Ltd.+ ............      1,106,000
     78,700   Metawave Communications
               Corporation+ ....................      2,100,306
     50,800   Net2000 Communications, Inc.+ ....        831,850
     12,300   New Focus, Inc.+ .................      1,010,138
     50,000   SAVVIS Communications Corporation+        653,125
    100,000   Spectrasite Holdings, Inc.+ ......      2,837,500
    150,000   Superior TeleCom, Inc. ...........      1,490,625
     14,600   Time Warner Telecom Inc., Class A+        939,875
                                                    -----------
                                                     40,135,589
                                                    -----------

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
   TRANSPORTATION -- 1.2%
     15,000   Circle International Group, Inc...    $   376,875
     50,000   Landstar System, Inc.+ ...........      2,978,125
     55,000   USFreightways Corporation ........      1,350,938
    160,000   Werner Enterprises, Inc. .........      1,850,000
                                                    -----------
                                                      6,555,938
                                                    -----------
   UTILITIES -- 2.9%
     62,500   MDU Resources Group, Inc. ........      1,351,563
    119,000   New Jersey Resources Corporation..      4,529,438
    210,000   NRG Energy, Inc.+ ................      3,832,500
    110,000   South Jersey Industries, Inc. ....      2,860,000
    136,000   Washington Gas Light Company .....      3,272,500
                                                    -----------
                                                     15,846,001
                                                    -----------
              Total Common Stocks
               (Cost $517,854,153) .............    500,343,952
                                                    -----------
TOTAL INVESTMENTS (COST $517,854,153*) ..   91.8%   500,343,952
OTHER ASSETS AND LIABILITIES (NET) ......    8.2     44,939,360
                                           -----   ------------
NET ASSETS ..............................  100.0%  $545,283,312
                                           =====   ============
 ------------------------------
  * Aggregate cost for Federal tax purposes.
  + Non-income producing security.

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------
    PORTFOLIO OF INVESTMENTS
--------------------------------------------------

                                  THE GCG TRUST
                                  GROWTH SERIES

                            JUNE 30, 2000 (UNAUDITED)

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
COMMON STOCKS  -- 80.0%
   ADVERTISING  -- 1.2%
     90,330   Lamar Advertising Company+ .......  $   3,912,418
    261,935   TMP Worldwide Inc.+ ..............     19,334,077
                                                  -------------
                                                     23,246,495
                                                  -------------
   BANKS  -- 1.7%
    332,875   Fifth Third Bancorp. .............     21,054,344
    516,660   Firstar Corporation ..............     10,882,151
                                                  -------------
                                                     31,936,495
                                                  -------------
   BROADCAST, RADIO AND TELEVISION  -- 11.9%
  3,069,084   AT&T Corporation - Liberty Media
               Group, Class A+ .................     74,425,287
    243,430   Cablevision Systems Corporation,
               Class A+ ........................     16,522,811
    641,460   Charter Communications, Inc.,
               Class A+ ........................     10,543,999
    654,345   Comcast Corporation, Special
               Class A+ ........................     26,500,972
    286,560   Cox Communications, Inc., Class A+     13,056,390
    381,827   Infinity Broadcasting Corporation,
               Class A+ ........................     13,912,821
     47,920   Liberty Digital, Inc.+ ...........      1,437,600
    791,280   Time Warner Inc. .................     60,137,280
    238,890   UnitedGlobalCom Inc., Class A+ ...     11,168,107
                                                  -------------
                                                    227,705,267
                                                  -------------
   COMPUTER INDUSTRY  -- 18.2%
    462,660   3Com Corporation+ ................     26,660,782
    510,220   ASM Lithography Holding N.V.+ ....     22,513,458
    571,590   Cisco Systems, Inc.+ .............     36,331,689
    310,845   DoubleClick Inc.+ ................     11,850,966
    457,955   Electronic Arts Inc.+ ............     33,402,093
    512,660   EMC Corporation+ .................     39,442,779
    346,140   Exodus Communications, Inc.+ .....     15,944,074
    203,895   iGATE Capital Corporation+ .......      2,803,556
    148,880   InfoSpace.com, Inc.+ .............      8,225,620
     71,125   Inktomi Corporation+ .............      8,410,531
    205,505   Lycos, Inc.+ .....................     11,097,270
    317,437   MarchFirst, Inc.+ ................      5,793,225
    195,295   Microsoft Corporation+ ...........     15,623,600
    201,030   Phone.com, Inc.+ .................     13,092,079
    188,465   Sapient Corporation+ .............     20,153,976
     35,035   Scient Corporation+ ..............      1,545,919
    224,760   Software.com, Inc.+ ..............     29,190,705
    130,840   Verio Inc.+ ......................      7,259,576
    131,145   VeriSign, Inc.+ ..................     23,147,093
    131,920   VERITAS Software Corporation+ ....     14,909,021
                                                  -------------
                                                    347,398,012
                                                  -------------
   ELECTRONICS  -- 0.8%
    173,400   Sony Corporation .................     16,180,404
                                                  -------------
   FINANCIAL SERVICES -- 1.6%
    387,585   American Express Company .........     20,202,868
    688,920   E*TRADE Group, Inc.+ .............     11,367,180
                                                  -------------
                                                     31,570,048
                                                  -------------

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
   HEALTH CARE  -- 3.5%
    746,315   Medtronic, Inc. ..................    $37,175,816
     92,080   MiniMed Inc.+ ....................     10,865,440
    286,130   PE Corp-PE Biosystems Group ......     18,848,814
                                                  -------------
                                                     66,890,070
                                                  -------------
   OIL AND GAS  -- 4.6%
  1,353,525   Enron Corporation ................     87,302,363
                                                  -------------
   RETAIL  -- 3.1%
    786,060   Amazon.com, Inc.+ ................     28,543,804
    254,450   eBay, Inc.+ ......................     13,819,816
    330,610   The Home Depot, Inc. .............     16,509,837
                                                  -------------
                                                     58,873,457
                                                  -------------
   SEMICONDUCTORS  -- 4.2%
    260,975   Analog Devices, Inc.+ ............     19,834,100
    301,575   Applied Materials, Inc.+ .........     27,330,234
    113,885   Maxim Integrated Products, Inc.+..      7,737,062
    357,860   Texas Instruments, Inc. ..........     24,580,509
                                                  -------------
                                                     79,481,905
                                                  -------------
   SERVICES  -- 2.6%
     84,155   GoTo.com Inc.+ ...................      1,288,623
    350,815   i2 Technologies, Inc.+ ...........     36,577,945
     95,495   NetZero Inc.+ ....................        498,365
    277,510   Priceline.com Inc.+ ..............     10,541,044
     21,390   Ticketmaster Online-CitySearch,
               Inc., Class B+ ..................        340,903
                                                  -------------
                                                     49,246,880
                                                  -------------
   TELECOMMUNICATIONS  -- 26.6%
     87,560   AT&T Corporation .................      2,769,085
    155,060   China Telecom (Hong Kong), Ltd.,
               ADR+ ............................     27,571,606
  1,309,965   China Unicom Ltd., ADR+ ..........     27,836,756
     29,935   E-Tek Dynamics Inc.+ .............      7,897,227
     93,995   JDS Uniphase Corporation+ ........     11,267,651
    340,415   Level 3 Communications, Inc.+ ....     29,956,520
    303,712   Nokia Oyj ........................     15,498,839
  3,452,324   Nokia Oyj, ADR ...................    172,400,430
    159,461   NTL, Inc.+ .......................      9,547,727
        506   NTT DoCoMo, Inc. .................     13,687,921
    292,210   QUALCOMM, Inc.+ ..................     17,532,600
    314,510   Sprint Corporation (PCS Group)+...     18,713,345
    494,972   Telefonaktiebolaget LM Ericsson,
               Class B .........................      9,793,924
  1,481,380   Telefonaktiebolaget LM Ericsson,
               Class B, ADR ....................     29,627,600
    745,987   Telefonica S.A.+ .................     16,025,193
    441,570   Telefonos de Mexico S.A., Class L,
               ADR .............................     25,224,686
  8,451,870   Vodafone AirTouch Plc ............     34,145,353
    234,075   Vodafone AirTouch Plc, ADR .......      9,699,483
    177,010   VoiceStream Wireless Corporation+      20,585,710
    236,530   Winstar Communications, Inc.+ ....      8,012,454
                                                  -------------
                                                    507,794,110
                                                  -------------
              Total Common Stocks
               (Cost $1,248,902,961) ...........  1,527,625,506
                                                  -------------

                       See Notes to Financial Statements.

--------------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------

                                  THE GCG TRUST
                                  GROWTH SERIES

                            JUNE 30, 2000 (UNAUDITED)

  PRINCIPAL                                            VALUE
   AMOUNT                                            (NOTE 1)
  ---------                                          --------
U.S. GOVERNMENT AGENCY DISCOUNT NOTES  -- 15.3%
              Federal National Mortgage
               Association:
$20,000,000    6.579%[double dagger]
               due 07/28/2000 ..................    $  19,903,400
 50,000,000    6.444[double dagger]
               due 08/21/2000 ..................       49,545,958
 25,000,000    6.552%[double dagger]
               due 08/22/2000 ..................       24,767,806
 30,000,000    6.330%[double dagger]
               due 09/13/2000 ..................       29,611,800
  5,000,000    6.309%[double dagger]
               due  09/14/2000 .................        4,934,400
              Federal  Home Loan  Mortgage
               Corporation:
 10,000,000    6.125%[double dagger]
               due 07/03/2000 ..................        9,996,694
 25,000,000    6.421%[double dagger]
               due 07/05/2000 ..................       24,982,556
 90,000,000    5.106%[double dagger]
               due 07/31/2000 ..................       89,523,500
 20,000,000    5.964%[double dagger]
               due 08/01/2000 ..................       19,898,389
 20,000,000    6.479%[double dagger]
               due 09/27/2000 ..................       19,690,800
                                                    -------------
              Total U.S. Government Agency
               Discount Notes
               (Cost $292,875,025) .............      292,855,303
                                                    -------------
COMMERCIAL PAPER -- 4.3%
   (Cost $81,768,871)
 81,800,000   Prudential Funding Corporation,
               7.304%[double dagger]
               due 07/03/2000 ..................       81,768,871
                                                    -------------
TOTAL INVESTMENTS  (COST $1,623,546,857*)    99.6%  1,902,249,680
OTHER ASSETS AND LIABILITIES (NET) ......     0.4       7,240,340
                                            ------------------
NET ASSETS ..............................   100.0% $1,909,490,020
                                            ====== ==============
 ------------------------------
              * Aggregate cost for Federal tax purposes.
              + Non-income producing security.
[double dagger] Annualized yield at date of purchase.

                              SCHEDULE OF FORWARD
                      FOREIGN CURRENCY EXCHANGE CONTRACTS

               FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS TO BUY

                        CONTRACTS TO RECEIVE
                ------------------------------------
                                                             UNREALIZED
EXPIRATION       LOCAL       IN EXCHANGE     VALUE IN       APPRECIATION/
   DATE        CURRENCY       FOR U.S. $      U.S. $       (DEPRECIATION)
---------- ---------------- ------------    ------------   -------------
09/08/2000 EMU   37,800,000  $35,512,307   $36,247,560     $    735,253
01/26/2000 EMU   10,100,000    9,592,301     9,764,088          171,787
09/08/2000 JPY  132,000,000    1,260,528     1,260,379             (149)
09/14/2000 JPY  200,000,000    1,896,184     1,911,674           15,490
10/05/2000 JPY  635,000,000    5,986,673     6,092,560          105,887
                                                           ------------
                                                           $  1,028,268
                                                           ------------
               FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS TO SELL

                        CONTRACTS TO DELIVER
                ------------------------------------
                                                          UNREALIZED
EXPIRATION       LOCAL         IN EXCHANGE   VALUE IN    APPRECIATION/
   DATE        CURRENCY         FOR U.S. $    U.S. $     (DEPRECIATION)
- ----------  -----------------  -----------  -----------   -----------
09/08/2000  EMU    95,000,000  $90,091,430  $91,098,365   $(1,006,935)
09/22/2000  EMU    30,100,000   29,046,801   28,887,401       159,400
10/05/2000  EMU     6,000,000    5,766,000    5,762,705         3,295
01/26/2001  EMU    47,000,000   45,458,068   45,436,847        21,221
03/16/2001  HKD    35,000,000    4,493,297    4,493,084           213
06/27/2001  HKD   167,000,000   21,445,909   21,438,341         7,568
09/08/2000  JPY 1,070,000,000   10,460,476   10,216,707       243,769
09/14/2000  JPY   475,000,000    4,606,029    4,540,225        65,804
10/05/2000  JPY   635,000,000    6,274,704    6,092,560       182,144
                                                          -----------
                                                          $  (323,521)
                                                          -----------
Net Unrealized Appreciation of Forward
Foreign Currency Exchange Contracts ..............        $   704,747
                                                          ===========

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
                          EMU -- European Monetary Unit
                            HKD -- Hong Kong Dollars
                               JYP -- Japanese Yen
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------
    PORTFOLIO OF INVESTMENTS
--------------------------------------------------

                                  THE GCG TRUST
                               REAL ESTATE SERIES

                            JUNE 30, 2000 (UNAUDITED)

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
COMMON STOCKS -- 87.0%
   APARTMENTS -- 19.4%
     66,900   Apartment Investment &
               Management Company ..............     $2,893,425
     47,464   Avalonbay Communities, Inc. ......      1,981,622
     58,100   BRE Properties Inc., Class A .....      1,677,637
     63,287   Equity Residential Properties Trust     2,911,202
     40,505   Post Properties, Inc. ............      1,782,220
     34,000   Smith, Charles E. Residential
               Realty, Inc. ....................      1,292,000
                                                     ----------
                                                     12,538,106
                                                     ----------
   HOTELS/RESORTS -- 5.7%
     60,000   MeriStar Hospitality Corporation        1,260,000
     75,592   Starwood Hotels and Resorts
               Worldwide, Inc. .................      2,461,464
                                                     ----------
                                                      3,721,464
                                                     ----------
   MANUFACTURED HOUSING -- 2.6%
     51,300   Sun Communities, Inc. ............      1,715,344
                                                     ----------
   OFFICE/INDUSTRIAL -- 37.7%
     10,000   Alexandria Real Estate Equities,
               Inc. ............................        343,125
     77,300   AMB Property Corporation .........      1,763,406
     64,800   Boston Properties, Inc. ..........      2,502,900
     59,300   CarrAmerica Realty Corporation ...      1,571,450
     65,000   CenterPoint Properties Corporation,
               Class A .........................      2,648,750
     85,000   Duke-Weeks Realty Corporation ....      1,901,875
    155,705   Equity Office Properties Trust ...      4,291,606
     70,600   Kilroy Realty Corporation ........      1,831,188
     50,200   Liberty Property Trust ...........      1,302,063
     93,190   ProLogis Trust ...................      1,986,112
     55,500   SL Green Realty Corporation ......      1,484,625
     60,700   Spieker Properties, Inc. .........      2,792,200
                                                     ----------
                                                     24,419,300
                                                     ----------

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
   REGIONAL MALLS -- 7.4%
     56,000   General Growth Properties, Inc. ..    $ 1,778,000
     79,300   The Rouse Company ................      1,962,675
     94,400   Taubman Centers, Inc. ............      1,038,400
                                                    -----------
                                                      4,779,075
                                                    -----------
   RESTAURANTS -- 3.0%
     83,500   Franchise Finance Corporation of
               America .........................      1,920,500
                                                    -----------
   SELF STORAGE -- 2.8%
     77,962   Public Storage, Inc. .............      1,827,234
                                                    -----------
   SHOPPING CENTERS -- 8.4%
     60,650   Kimco Realty Corporation .........      2,486,650
     85,400   Vornado Realty Trust .............      2,967,650
                                                    -----------
                                                      5,454,300
                                                    -----------
              Total Common Stocks
               (Cost $52,964,858) ..............     56,375,323
                                                    -----------
PREFERRED STOCK -- 1.2%
   (Cost $834,680)
     15,400   Vornado Realty Trust Convertible,
               Series A ........................        797,913
                                                    -----------
TOTAL INVESTMENTS (COST $53,799,538*) ...   88.2%    57,173,236
OTHER ASSETS AND LIABILITIES (NET) ......   11.8      7,621,672
                                           ------   -----------
NET ASSETS ..............................  100.0%   $64,794,908
                                           ======   ===========
 ------------------------------
* Aggregate cost for Federal tax purposes.

                       See Notes to Financial Statements.

--------------------------------------------------
    PORTFOLIO OF INVESTMENTS
--------------------------------------------------

                                  THE GCG TRUST
                               HARD ASSETS SERIES

                            JUNE 30, 2000 (UNAUDITED)

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
COMMON STOCKS -- 100.9%
   CHEMICALS -- 3.4%
      9,900   BASF AG ..........................     $  401,238
     35,430   The Dow Chemical Company .........      1,069,543
                                                     ----------
                                                      1,470,781
                                                     ----------
   DIAMONDS/MINING -- 1.6%
     16,700   De Beers-Centenary Linked Unit^ ..        406,117
     12,900   De Beers Centenary AG Linked Unit         298,738
                                                     ----------
                                                        704,855
                                                     ----------
   DIVERSIFIED MINERALS -- 3.8%
     82,400   Broken Hill Proprietary Company
               Ltd. ............................        973,267
     17,250   EuroZinc Mining Corporporation ...          6,877
    146,610   WMC Ltd. .........................        655,233
                                                     ----------
                                                      1,635,377
                                                     ----------
   ELECTRONICS -- 2.2%
      4,750   Samsung Electronics, GDR .........        931,000
                                                     ----------
   GOLD/MINING -- 2.2%
    630,800   Brazilian Resources, Inc.^ .......        353,759
    307,600   Gold Mines of Sardinia Ltd.+^ ....         62,546
    206,600   Newcrest Mining Ltd.+ ............        556,007
                                                     ----------
                                                        972,312
                                                     ----------
   MANUFACTURING -- 0.9%
     29,500   Smurfit-Stone Container
               Corporation+ ....................        379,813
                                                     ----------
   METALS/MINING -- 6.6%
     36,320   Alcoa Inc. .......................      1,053,280
     10,600   Hindalco Industries, Ltd., GDR ...        207,495
     77,600   Inco Ltd., Class VBN+ ............        351,297
     32,100   Lonmin Plc .......................        357,479
     55,050   Rio Tinto, Ltd. ..................        909,291
                                                     ----------
                                                      2,878,842
                                                     ----------
   OIL/GAS -- EQUIPMENT & SERVICES -- 7.5%
     12,500   Enron Corporation ................        806,250
     11,800   Halliburton Company ..............        556,813
     28,100   R&B Falcon Corporation+ ..........        662,106
     45,000   Plains Energy Services, Ltd.+**^..        355,743
     20,290   The Williams Companies, Inc. .....        845,839
                                                     ----------
                                                      3,226,751
                                                     ----------
   OIL/GAS -- EXPLORATION -- 33.8%
     89,570   Baytex Energy Ltd.+ ..............        847,284
     13,730   Devon Energy Corporation .........        771,454
    296,170   Encal Energy Ltd.+^ ..............      1,881,080
     22,600   ENSCO International Inc. .........        809,363
     34,370   Evergreen Resources, Inc. ........      1,018,211
     62,500   Forcenergy, Inc.+** ..............         40,000
     15,700   Global Marine Inc.+ ..............        442,544
     16,500   Newfield Exploration Company+ ....        645,563
     24,700   Penn West Petroleum Ltd.+ ........        610,824
     42,890   Pennaco Energy, Inc.+ ............        702,324
     52,030   Rio Alto Exploration Ltd.+ .......        952,712
     11,000   Rowan Companies, Inc.+ ...........        334,125
     35,000   Shell Canada Ltd., Class A .......        786,318
    107,110   Suncor Energy, Inc. ..............      2,475,109
     45,990   Talisman Energy, Inc.+ ...........      1,524,196
     49,390   Ventus Energy Ltd.+^ .............        258,630
     23,500   Vintage Petroleum, Inc. ..........        530,219
    196,000   Windsor Energy Corporation+** ....              0
                                                     ----------
                                                     14,629,956
                                                     ----------

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
   OIL/GAS -- INTEGRATED -- 25.3%
     43,670   BP Amoco Plc, ADR ................     $2,470,084
     51,133   Exxon Mobil Corporation ..........      4,013,941
     31,900   Phillips Petroleum Company .......      1,616,931
    340,020   Shell Transport & Trading Company
               Plc .............................      2,837,380
                                                     ----------
                                                     10,938,336
                                                     ----------
   OIL/GAS -- REFINING -- 6.7%
     86,730   Imperial Oil, Ltd. ...............      2,118,439
     42,500   S.P. Interoil **^ ................        161,500
     19,100   Valero Energy Corporation ........        606,425
                                                     ----------
                                                      2,886,364
                                                     ----------
   PAPER AND FOREST PRODUCTS -- 2.0%
      3,800   Bowater Inc. .....................        167,675
     35,630   Stora Enso Oyj, Class R+ .........        324,869
     15,200   UPM-Kymmene Oyj ..................        377,317
                                                     ----------
                                                        869,861
                                                     ----------
   PLATINUM/MINING -- 4.3%
     36,360   Anglo American Platinum
               Corporation, Ltd. ...............      1,047,125
     21,840   Impala Platinum Holdings Ltd. ....        827,248
                                                     ----------
                                                      1,874,373
                                                     ----------
   SERVICES -- 0.0%#
      4,408   Online Advantage, Ltd.+ ..........            738
                                                     ----------
   STEEL -- PRODUCERS -- 0.6%
      8,800   Acerinox S.A. ....................        254,574
                                                     ----------
              Total Common Stocks
               (Cost $44,448,713) ..............     43,653,933
                                                     ----------
TOTAL INVESTMENTS (COST $44,448,713*) ...  100.9%    43,653,933
OTHER ASSETS AND LIABILITIES (NET) ......   (0.9)      (374,755)
                                           -----    -----------
NET ASSETS ..............................  100.0%   $43,279,178
                                           =====    ===========
 ------------------------------
  * Aggregate cost for Federal tax purposes.
 ** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
  + Non-income producing security.
  ^ Illiquid security.
  # Amount is less than 0.01%.

The summary of investments by country at June 30, 2000 was as follows:

     COUNTRY                          % OF TOTAL INVESTMENTS
     --------                         ----------------------
     Australia ...................             7.2%
     Canada ......................            28.7%
     Finland .....................             1.6%
     Germany .....................             0.9%
     India .......................             0.5%
     Korea .......................             2.1%
     South Africa ................             5.9%
     Spain .......................             0.6%
     United Kingdom ..............            13.0%
     United States ...............            39.5%
                                             ------
                                             100.0%
                                             ======

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
                       GDR -- Global Depository Receipt
--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

--------------------------------------------------
    PORTFOLIO OF INVESTMENTS
--------------------------------------------------

                                  THE GCG TRUST
                             DEVELOPING WORLD SERIES

                            JUNE 30, 2000 (UNAUDITED)

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
COMMON STOCKS -- 95.4%
   ARGENTINA -- 0.3%
      1,500   Banco de Galicia y Buenos Aires
               S.A. de C.V., ADR ...............     $   22,219
      8,800   Telecom Argentina Stet-France
               Telecom, S.A., ADR ..............        242,000
                                                     ----------
                                                        264,219
                                                     ----------
   BRAZIL -- 9.5%
      7,000   Aracruz Celulose S.A., ADR .......        135,187
     18,200   Companhia Brasileira de
               Distribuicao Grupo Pao
               de Acucar, ADR ..................        584,675
     22,270   Companhia Cervejaria Brahma, ADR..        378,590
     34,500   Companhia Paranaese de
               Energia-Copel, ADR ..............        321,281
      5,700   Companhia Siderurgica Nacional, ADR       175,631
     23,100   Companhia Vale do Rio Doce, ADR ..        652,575
     88,000   Embratel Participacoes S.A., ADR        2,079,000
     25,040   Petroleo Brasileiro S.A. .........        735,580
      5,800   Tele Celular Sul Participacoes
               S.A., ADR .......................        262,450
     18,300   Tele Centro Oeste Celular
               Participacoes, ADR ..............        219,600
      5,200   Tele Centro Sul Participacoes S.A.,
               ADR .............................        379,925
     45,000   Tele Norte Leste Participacoes
               S.A., ADR .......................      1,063,125
      2,800   Telemig Celular Participacoes S.A.,
               ADR .............................        200,200
      7,200   Telesp Celular Participacoes S.A.,
               ADR .............................         23,100
                                                     ----------
                                                      7,510,919
                                                     ----------
   CHILE -- 1.5%
     15,000   Companhia de Telecomunicaciones de
               Chile S.A., ADR .................        271,875
     15,000   Distribucion y Servicio D&S S.A.,
               ADR .............................        260,625
     14,300   Embotelladora Andina S.A., Class A,
               ADR .............................        168,025
     20,800   Empresa Nacional de Electricidad
               S.A., ADR .......................        230,100
      6,000   Vina Concha Y Toro S.A., ADR^ ....        218,625
                                                     ----------
                                                      1,149,250
                                                     ----------
   CHINA -- 2.3%
    124,904   China Steel Corporation, ADR** ...      1,707,395
    562,000   Yanzhou Coal Mining Company, Ltd.,
               Class H+ ........................        116,070
                                                     ----------
                                                      1,823,465
                                                     ----------
   GREECE -- 0.9%
     28,200   Hellenic Telecommunications Org.
               S.A. ............................        690,914
                                                     ----------
   HONG KONG -- 5.6%
    368,000   China Mobile (Hong Kong), Ltd.+ ..      3,245,462
    129,000   Citic Pacific Ltd. ...............        675,159
    420,000   Ng Fung Hong, Ltd. ...............        224,937
  1,114,000   PetroChina Company, Ltd.+ ........        231,503
                                                     ----------
                                                      4,377,061
                                                     ----------
   HUNGARY -- 1.5%
      3,700   Gedeon Richter Ltd. GDR** ........        198,412
     22,900   Magyar Tavkozlesi Rt., ADR .......        788,619
      3,800   OTP Bank Rt., GDR ................        197,600
                                                     ----------
                                                      1,184,631
                                                     ----------
   INDIA -- 6.3%
     37,800   Ashok Leyland Ltd., GDR ..........        160,650
     20,700   Dr. Reddy's Laboratories Ltd.,
               GDR**^ ..........................        605,115
     19,800   Hindalco Industries, Ltd., GDR ...        387,584
     31,100   I.T.C. Ltd., GDR .................        598,675
     27,730   ICICI Bank Ltd., ADR+ ............        402,085
     51,680   Larsen and Toubro Ltd., GDR** ....        574,294
     41,420   Mahanagar Telephone Nigam Ltd., GDR       421,966
     38,500   Pentafour Software & Exports Ltd.,
               GDR+ ............................        534,187
     15,350   Reliance Industries Ltd., GDR**+..        322,350
     13,200   Silverline Technologies Ltd., ADR+        285,450
     29,100   SSI Ltd., GDR+ ...................        194,970
     32,000   Videsh Sanchar Nigam Ltd., GDR**..        500,000
                                                     ----------
                                                      4,987,326
                                                     ----------
   INDONESIA -- 1.3%
    798,000   PT Astra International, Inc. Tbk+      $  250,728
    171,000   PT Gudang Garam Tbk ..............        276,452
    580,000   PT Ramayana Lestari Sentosa Tbk...        371,094
    290,500   PT Telekomunikasi Indonesia ......        102,061
      7,600   PT Telekomunikasi Indonesia, ADR..         52,725
                                                     ----------
                                                      1,053,060
                                                     ----------
   ISRAEL -- 5.2%
     99,900   Bank Hapoalim, Ltd. ..............        289,693
    113,800   Bank Leumi Le-Israel .............        234,958
     89,100   Bezeq Israeli Telecommunication
               Corporation, Ltd. ...............        496,455
      6,500   Check Point Software Technologies
               Ltd.+ ...........................      1,376,375
      6,750   ECI Telecom Ltd. .................        241,312
      1,700   Gilat Satellite Networks Ltd.+ ...        117,937
      4,000   IDB Holding Corporation Ltd. .....        153,613
      7,250   Orbotech, Ltd. ...................        673,344
      8,700   Teva Pharmaceutical Industries
               Ltd., ADR .......................        482,306
                                                     ----------
                                                      4,065,993
                                                     ----------
   KOREA -- 14.9%
     26,710   Hyundai Electronics Industries
               Company,  Ltd.+ .................        527,002
     52,750   Kookmin Bank .....................        671,779
     44,891   Kookmin Bank, GDR** ..............        570,116
     13,700   Korea Electric Power Corporation          425,121
     50,166   Korea Electric Power Corporation,
               ADR .............................        924,936
     18,559   Korea Telecom Corporation, ADR ...        897,792
     26,900   LG Chemical, Ltd. ................        537,988
      2,800   Pohang Iron & Steel Company, Ltd..        237,555
     41,000   Pohang Iron & Steel Company, Ltd.,
               ADR .............................        984,000
      1,070   Samsung Electronics ..............        354,100
     19,902   Samsung Electronics, GDR** .......      3,900,792
        120   Samsung Fire & Marine Insurance ..          3,336
      3,070   SK Telecom Company, Ltd. .........      1,004,955
     18,300   SK Telecom Company, Ltd., ADR ....        664,519
                                                     ----------
                                                     11,703,991
                                                     ----------
   MALAYSIA -- 3.0%
     53,000   British American Tobacco (Malaysia)
               Berhad ..........................        432,368
    169,400   Malayan Banking Berhad ...........        686,516
    133,000   Resorts World Berhad .............        364,000
    271,000   Tenaga Nasional Berhad ...........        884,316
                                                     ----------
                                                      2,367,200
                                                     ----------
   MEXICO -- 11.7%
     57,700   Alfa, S.A., Class A ..............        131,869
     58,769   Cemex S.A. de C.V. ...............        275,489
     22,200   Coca-Cola Femsa S.A., ADR ........        419,025
     20,700   Fomento Economico Mexicano, S.A.
               de C.V., ADR ....................        891,394
    240,700   Grupo Financiero Banamex Accival,
               S.A. de C.V., Series O ..........      1,012,187
     21,600   Grupo Televisa S.A., GDR+ ........      1,489,050
     63,500   Kimberley-Clark de Mexico S.A. de
               C.V., Class A ...................        180,599
     20,500   Panamerican Beverages, Inc.,
               Class A .........................        306,219
     62,980   Telefonos de Mexico S.A., Class L,
               ADR .............................      3,597,733
    382,400   Wal-Mart de Mexico S.A. de C.V.+..        897,251
                                                     ----------
                                                      9,200,816
                                                     ----------
   PHILLIPINES -- 0.3%
     14,900   Philippine Long Distance Telephone
               Company .........................        266,994
                                                     ----------
   POLAND -- 0.9%
    105,500   Telekomunikacja Polska S.A., GDR..        728,478
                                                     ----------
   RUSSIA -- 3.7%
     18,000   AO Tatneft, ADR ..................        176,625
     19,250   OAO Lukoil Holding, ADR ..........        986,563
     54,900   RAO Unified Energy System, ADR^ ..        620,370

                       See Notes to Financial Statements.

--------------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------

                                  THE GCG TRUST
                             DEVELOPING WORLD SERIES

                            JUNE 30, 2000 (UNAUDITED)

                                                       VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
COMMON STOCKS -- (CONTINUED)
   RUSSIA -- (CONTINUED)
     13,400   Rostelecom, ADR ..................     $  182,575
     71,200   Surgutneftegaz, ADR ..............        938,950
                                                     ----------
                                                      2,905,083
                                                     ----------
   SOUTH AFRICA -- 5.8%
    118,500   African Bank Investments, Ltd.+ ..        154,740
     18,600   Anglo American Platinum
               Corporation, Ltd. ...............        535,658
      5,500   AngloGold, Ltd. ..................        224,539
     26,600   Barlow Ltd. ......................        158,777
     24,902   Bidvest Group Ltd. ...............        171,763
     16,700   De Beers-Centenary Linked Unit ...        406,116
     33,150   Dimension Data Holdings Ltd. .....        274,092
    251,300   FirstRand Ltd. ...................        258,893
      9,900   Impala Platinum Holdings Ltd. ....        374,989
      6,500   Investec Group Ltd. ..............        218,615
     26,200   Johnnic Holdings Ltd. ............        359,116
    113,500   Metropolitan Life Ltd. ...........        148,043
     68,000   Nampak Ltd. ......................        146,824
     13,000   Nedcor Ltd. ......................        272,837
    156,800   Sanlam Ltd. ......................        185,110
     25,900   Sappi Ltd. .......................        194,679
     47,100   Sasol Ltd. .......................        315,851
     20,500   South African Breweries Plc ......        152,881
                                                     ----------
                                                      4,553,523
                                                     ----------
   TAIWAN -- 12.9%
    180,986   Asustek Computer Inc., GDR .......      1,660,547
     70,399   Hon Hai Precision Industry Company,
               Ltd. GDR+ .......................      1,759,975
     77,000   Siliconware Precision Industries
               Company, ADR+ ...................        712,250
     51,780   Synnex Technology International
               Corporation, GDR ................      1,113,270
     97,178   Taiwan Semiconductor Manufacturing
               Company,  Ltd., ADR+ ............      3,765,657
     40,109   Winbond Electronics Corporation,
               GDR+ ............................      1,153,147
                                                     ----------
                                                     10,164,846
                                                     ----------
   THAILAND -- 1.9%
     36,800   Advanced Info Service Public
               Company Ltd. (Foreign)+ .........        458,415
     80,200   BEC World Public Company Ltd.
               (Foreign)^ ......................        487,239
    675,800   Thai Farmers Bank Public Company
               Ltd. (Foreign)+ .................        569,276
                                                     ----------
                                                      1,514,930
                                                     ----------
   TURKEY -- 3.0%
  5,344,877   Arcelik A.S. .....................        262,758
 10,233,000   Dogan Yayin Holdings A.S.+ .......        173,185
  1,280,866   Enka Holding Yatirim A.S. ........        283,873
 22,572,770   Hurriyet Gazetecilik ve
               Matbaacilik A.S. ................        218,300
  1,500,000   Migros Turk T.A.S. ...............        278,040
  5,264,000   Tupras-Turkiye Petrol Rafinerileri
               A.S. ............................        275,751
 26,998,700   Turkiye Garanti Bankasi A.S.+ ....        326,379
 16,903,400   Turkiye Is Bankasi, Class C ......        361,000
 16,480,592   Yapi ve Kredi Bankasi A.S. .......        183,290
                                                     ----------
                                                      2,362,576
                                                     ----------
   UNITED STATES -- 2.5%
    135,900   The India Fund, Inc. .............      1,928,081
                                                     ----------
   VENEZUELA -- 0.4%
     11,700   Compania Anonima Nacional Telefonos
               de Venezuela, ADR ...............        318,094
                                                     ----------
              Total Common Stocks
               (Cost $75,448,919) ..............     75,121,450
                                                     ----------
PREFERRED STOCKS -- 2.7%
   BRAZIL -- 2.7%
  9,770,800   Banco Itau S.A. ..................     $  858,704
 16,973,300   Companhia Siderurgica de Tubarao..        208,461
     35,934   Petroleo Brasileiro S.A. .........      1,085,890
                                                     ----------
                                                      2,153,055
                                                     ----------
              Total Preferred Stocks
               (Cost $2,038,225) ...............      2,153,055
                                                     ----------
TOTAL INVESTMENTS (COST $77,487,144*) ...   98.1%    77,274,505
OTHER ASSETS AND LIABILITIES (NET) ......    1.9      1,470,195
                                           ------   -----------
NET ASSETS ..............................  100.0%   $78,744,700
                                           ======   ===========
------------------------------
  * Aggregate cost for Federal tax purposes.
 ** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
  ^ Illiquid security.
  + Non-income producing security.

The indusrty classification of the Developing World Series at June 30, 2000 was as follows:

INDUSTRY CLASSIFICATION           % OF NET ASSETS  VALUE (NOTE 1)
----------------------           ---------------  --------------
Agriculture ......................      0.2%       $    154,740
Automotive .......................      0.5             411,378
Banks ............................      7.2           5,646,451
Broadcast, Radio and Television ..      2.8           2,194,589
Chemicals ........................      0.7             537,988
Computer Industry ................      4.6           3,583,375
Consumer Products ................      0.9             708,822
Diversified Operations ...........      3.0           2,318,085
Electronics ......................     18.4          14,506,813
Financial Services ...............      2.5           2,002,423
Food and Beverage ................      5.0           3,943,046
Health Care ......................      0.9             680,719
Insurance ........................      0.4             336,489
Investment Companies .............      2.7           2,101,266
Leisure/Entertainment ............      0.5             364,000
Manufacturing ....................      5.3           4,210,066
Mining ...........................      2.9           2,309,947
Oil and Gas ......................      5.7           4,515,210
Paper and Forest Products ........      0.6             510,466
Pharmaceuticals ..................      0.8             605,115
Retail ...........................      2.3           1,807,010
Services .........................      0.2             194,970
Telecommunications ...............     25.7          20,225,414
Utilities ........................      4.3           3,406,123
                                      ------       ------------
TOTAL INVESTMENTS .................    98.1%         77,274,505
OTHER ASSETS AND LIABILITIES ......     1.9%          1,470,195
                                      ------       ------------
NET ASSETS ........................   100.0%       $ 78,744,700
                                      ======       ============

The activity for investments in Common Stocks of Affiliates is as follows:
                      SHARES AT    SHARES AT                            REALIZED
  DESCRIPTION         12/31/99      6/30/00     DIFFERENCE    DIVIDENDS   GAINS
  -----------         --------      --------    ----------  ----------- --------
Turkiye Garanti
   Bankasi A.S.      17,523,000   26,998,700     9,475,700         0    $84,367
Turkiye Is Bankasi,
   Class C           20,428,700   16,903,400    (3,525,300)   $3,733    533,590
Yapi ve Kredi
   Bankasi A.S.      17,250,872   16,480,592      (770,280)        0    126,191

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
                       GDR -- Global Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------
    PORTFOLIO OF INVESTMENTS
--------------------------------------------------

                                  THE GCG TRUST
                             EMERGING MARKETS SERIES

                            JUNE 30, 2000 (UNAUDITED)

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
COMMON STOCKS -- 92.7%
   ARGENTINA -- 0.4%
      5,527   Telecom Argentina Stet-France
               Telecom, S.A., ADR ..............     $  151,993
                                                     ----------
   BRAZIL -- 10.9%
      3,710   Aracruz Celulose S.A., ADR .......         71,649
      8,558   Companhia Brasileira de
               Distribuicao Grupo Pao
               de Acucar, ADR ..................        274,926
     10,725   Companhia Cervejaria Brahma, ADR..        182,325
     17,200   Companhia Paranaese de
               Energia-Copel, ADR ..............        160,175
  2,906,400   Companhia Siderurgica Nacional+...         91,181
     10,964   Companhia Vale do Rio Doce, ADR...        309,733
     43,700   Embratel Participacoes S.A., ADR..      1,032,413
     12,523   Petroleo Brasileiro S.A. .........        367,878
     16,609   Petroleo Brasileiro S.A., ADR ....        501,908
      2,900   Tele Celular Sul Participacoes
               S.A., ADR .......................        131,225
      8,800   Tele Centro Oeste Celular
               Participacoes, ADR ..............        105,600
      2,570   Tele Centro Sul Participacoes
               S.A., ADR .......................        187,771
     20,752   Tele Norte Leste Participacoes
               S.A., ADR .......................        490,259
      1,400   Telemig Celular Participacoes
               S.A., ADR .......................        100,100
      3,605   Telesp Celular Participacoes
               S.A., ADR .......................        161,774
                                                     ----------
                                                      4,168,917
                                                     ----------
   CHILE -- 1.5%
      6,700   Companhia de Telecomunicaciones de
               Chile S.A., ADR .................        121,438
      6,700   Distribucion y Servicio D&S S.A.,
               ADR .............................        116,413
      8,800   Embotelladora Andina S.A., Class A,
               ADR .............................        103,400
      9,700   Empresa Nacional de Electricidad
               S.A., ADR .......................        107,306
      3,100   Vina Concha Y Toro S.A., ADR              112,956
                                                     ----------
                                                        561,513
                                                     ----------
   CHINA -- 1.6%
     45,240   China Steel Corporation, ADR** ...        618,415
                                                     ----------
   GREECE -- 1.0%
     14,924   Hellenic Telecommunications Org.
               S.A. ............................        365,645
                                                     ----------
   HONG KONG -- 5.6%
    180,000   China Mobile (Hong Kong), Ltd.+ ..      1,587,454
     58,000   Citic Pacific Ltd. ...............        303,560
    232,000   Ng Fung Hong, Ltd. ...............        124,251
    564,000   PetroChina Company, Ltd.+ ........        117,206
                                                     ----------
                                                      2,132,471
                                                     ----------
   HUNGARY -- 1.5%
      1,800   Gedeon Richter Ltd., GDR .........         96,525
     11,400   Magyar Tavkozlesi Rt., ADR .......        392,588
      1,800   OTP Bank Rt., GDR ................         93,600
                                                     ----------
                                                        582,713
                                                     ----------
   INDIA -- 5.5%
     14,100   Ashok Leyland Ltd., GDR ..........         59,925
      8,900   Dr. Reddy's Laboratories Ltd.,
               GDR**^ ..........................        260,170
      9,800   Hindalco Industries, Ltd., GDR ...        191,835
     11,029   I.T.C. Ltd., GDR .................        212,308
     12,740   ICICI Bank Ltd., ADR+ ............        184,730
     20,900   Larsen and Toubro Ltd., GDR** ....        232,251
     19,700   Mahanagar Telephone Nigam Ltd., GDR       200,694
     14,803   Pentafour Software & Exports Ltd.,
               GDR+ ............................        205,392
      5,186   Reliance Industries Ltd., GDR ....        108,906
      5,020   Silverline Technologies Ltd., ADR+        108,558
     14,200   SSI Ltd., GDR+ ...................         95,140
     15,723   Videsh Sanchar Nigam Ltd, GDR ....        245,672
                                                     ----------
                                                      2,105,581
                                                     ----------

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
   INDONESIA -- 1.3%
    401,600   PT Astra International, Inc. Tbk+      $  126,181
     99,000   PT Gudang Garam Tbk ..............        160,051
    195,000   PT Ramayana Lestari Sentosa Tbk ..        124,764
    233,000   PT Telekomunikasi Indonesia ......         81,860
                                                     ----------
                                                        492,856
                                                     ----------
   ISRAEL -- 5.1%
     46,300   Bank Hapoalim, Ltd. ..............        134,262
     55,800   Bank Leumi Le-Israel .............        115,208
     42,100   Bezeq Israeli Telecommunication
               Corporation, Ltd. ...............        234,576
      3,100   Check Point Software Technologies
               Ltd.+ ...........................        656,425
      3,400   ECI Telecom Ltd. .................        121,550
        828   Gilat Satellite Networks Ltd.+ ...         57,443
      2,200   IDB Holding Corporation Ltd. .....         84,487
      3,408   Orbotech, Ltd. ...................        316,518
      4,200   Teva Pharmaceutical Industries
               Ltd., ADR .......................        232,838
                                                     ----------
                                                      1,953,307
                                                     ----------
   KOREA -- 13.3%
     11,100   Hyundai Electronics Industries
               Company, Ltd.+ ..................        219,009
     36,220   Kookmin Bank .....................        461,267
     19,970   Korea Electric Power Corporation..        619,683
      5,734   Korea Telecom Corporation, ADR ...        277,382
     10,900   LG Chemical, Ltd. ................        217,995
        870   Pohang Iron & Steel Company, Ltd..         73,812
     16,050   Pohang Iron & Steel Company, Ltd.,
               ADR .............................        385,200
      6,984   Samsung Electronics ..............      2,311,245
        327   Samsung Fire & Marine Insurance ..          9,091
      1,580   SK Telecom Company, Ltd. .........        517,208
                                                     ----------
                                                      5,091,892
                                                     ----------
   MALAYSIA -- 3.2%
     27,000   British American Tobacco (Malaysia)
               Berhad ..........................        220,263
     86,000   Malayan Banking Berhad ...........        348,526
     68,000   Resorts World Berhad .............        186,105
    146,000   Tenaga Nasional Berhad ...........        476,421
                                                     ----------
                                                      1,231,315
                                                     ----------
   MEXICO -- 11.8%
     30,566   Alfa, S.A., Class A ..............         69,856
      5,402   Cemex S.A. de C.V., ADR+ .........        126,272
     10,884   Coca-Cola Femsa S.A., ADR ........        205,436
    101,681   Fomento Economico Mexicano S.A de
               C.V., Series UBD ................        433,784
    118,728   Grupo Financiero Banamex Accival,
               S.A. de C.V., Series O ..........        499,273
     10,811   Grupo Televisa S.A., GDR+ ........        745,283
     29,700   Kimberley-Clark de Mexico S.A. de
               C.V., Class A ...................         84,469
     13,900   Panamerican Beverages, Inc.,
               Class A .........................        207,631
     29,049   Telefonos de Mexico S.A., Class L,
               ADR .............................      1,659,424
    194,800   Wal-Mart de Mexico S.A. de C.V.+..        457,073
                                                     ----------
                                                      4,488,501
                                                     ----------
   PHILLIPINES -- 0.3%
      6,200   Philippine Long Distance Telephone
               Company .........................        111,098
                                                     ----------
   POLAND -- 0.9%
     25,158   Polski Koncern Naftowy S.A. GDR**+        236,485
     15,200   Telekomunikacja Polska S.A., GDR..        104,956
                                                     ----------
                                                        341,441
                                                     ----------
   RUSSIA -- 3.4%
     10,100   AO Tatneft, ADR ..................         99,106
      9,000   OAO Lukoil Holding, ADR^ .........        461,250
     22,600   RAO Unified Energy System, ADR ...        255,380
      6,250   Rostelecom, ADR ..................         85,156
     31,575   Surgutneftegaz, ADR ..............        416,395
                                                     ----------
                                                      1,317,287
                                                     ----------

                       See Notes to Financial Statements.

--------------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------

                                  THE GCG TRUST
                             EMERGING MARKETS SERIES

                            JUNE 30, 2000 (UNAUDITED)

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
COMMON STOCKS -- (CONTINUED)
   SOUTH AFRICA -- 5.3%
     49,382   African Bank Investments, Ltd.+ ..     $   64,484
      8,400   Anglo American Platinum
               Corporation, Ltd. ...............        241,910
      2,675   AngloGold, Ltd. ..................        109,208
     11,700   Barlow Ltd. ......................         69,838
     11,000   Bidvest Group Ltd. ...............         75,873
      7,500   De Beers-Centenary Linked Unit ...        182,388
     16,207   Dimension Data Holdings Ltd. .....        134,003
    122,900   FirstRand Ltd. ...................        126,613
      4,501   Impala Platinum Holdings Ltd. ....        170,487
      2,700   Investec Group Ltd. ..............         90,809
     11,439   Johnnic Holdings Ltd. ............        156,791
     50,000   Metropolitan Life Ltd. ...........         65,217
     29,900   Nampak Ltd. ......................         64,559
      5,400   Nedcor Ltd. ......................        113,332
     69,000   Sanlam Ltd. ......................         81,458
      9,963   Sappi Ltd. .......................         74,888
     20,602   Sasol Ltd. .......................        138,156
      9,800   South African Breweries Plc ......         73,085
                                                     ----------
                                                      2,033,099
                                                     ----------
   TAIWAN -- 12.1%
     10,545   Advanced Semiconductor Engineering,
               Inc., GDR**+ ....................        179,265
     64,817   Asustek Computer Inc., GDR .......        594,694
     26,501   Hon Hai Precision Industry Company,
               Ltd., GDR+ ......................        662,525
     33,000   Siliconware Precision Industries
               Company, ADR+ ...................        305,250
     22,216   Synnex Technology International
               Corporation, GDR** ..............        477,644
     43,930   Taiwan Semiconductor Manufacturing
               Company, Ltd., ADR+ .............      1,702,288
     24,003   Winbond Electronics Corporation,
               GDR+ ............................        695,286
                                                     ----------
                                                      4,616,952
                                                     ----------
   THAILAND -- 1.9%
     18,800   Advanced Info Service Public
               Company Ltd. (Foreign)+ .........        234,190
     40,000   BEC World Public Company Ltd.
               (Foreign)^ ......................        238,928
    289,900   Thai Farmers Bank Public Company
               Ltd. (Foreign)+ .................        244,204
                                                     ----------
                                                        717,322
                                                     ----------
   TURKEY -- 3.0%
  2,400,000   Arcelik A.S. .....................        117,986
  4,640,000   Dogan Yayin Holdings A.S.+ .......         78,528
    697,681   Enka Holding Yatirim A.S. ........        154,624
 10,518,750   Hurriyet Gazetecilik ve Matbaacilik
               A.S. ............................        101,726
    720,000   Migros Turk T.A.S. ...............        133,459
  2,775,000   Tupras-Turkiye Petrol Rafinerileri
               A.S. ............................        145,366
 12,237,500   Turkiye Garanti Bankasi A.S.+ ....        147,935
  7,666,000   Turkiye Is Bankasi, Class C ......        163,720
  8,242,035   Yapi ve Kredi Bankasi A.S. .......         91,665
                                                     ----------
                                                      1,135,009
                                                     ----------
   UNITED STATES -- 2.5%
     67,200   The India Fund, Inc. .............        953,400
                                                     ----------
   VENEZUELA -- 0.6%
      7,800   Compania Anonima Nacional Telefonos
               de Venezuela, ADR ...............        212,063
                                                     ----------
              Total Common Stocks
               (Cost $35,014,097) ..............     35,382,790
                                                     ----------

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
PREFERRED STOCKS -- 1.3%
   BRAZIL -- 1.3%
  4,319,200   Banco Itau S.A. ..................     $  379,592
        357   Companhia Paulista de Forca e Luz              16
  8,488,800   Companhia Siderurgica de Tubarao..        104,257
                                                     ----------
                                                        483,865
                                                     ----------
              Total Preferred Stocks
               (Cost $472,328) .................        483,865
                                                     ----------
WARRANTS AND RIGHTS -- 0.0%#
   (Cost $1,806)
   MEXICO -- 0.0%#
      1,032   Cemex S.A., ADR ..................          2,741
                                                    -----------
TOTAL INVESTMENTS (COST $35,488,231*) ...   94.0%    35,869,396
OTHER ASSETS AND LIABILITIES (NET) ......    6.0      2,300,937
                                           ------   -----------
NET ASSETS ..............................  100.0%   $38,170,333
                                           ======   ===========
 ------------------------------
  * Aggregate cost for Federal tax purposes.
 ** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
  ^ Illiquid security.
  + Non-income producing security.
  # Amount is less than 0.1%.

The industry classification of the Emerging Markets Series at June 30, 2000 was as follows:

                                           % OF        VALUE
INDUSTRY CLASSIFICATION                 NET ASSETS    (NOTE 1)
----------------------                -----------    --------
Agriculture .........................       0.2%    $    64,484
Automotive ..........................       0.5         186,106
Banks ...............................       6.5       2,478,041
Broadcast, Radio and Television .....       2.8       1,082,329
Chemicals ...........................       0.6         217,995
Computer Industry ...................       4.7       1,794,212
Consumer Products ...................       1.1         432,571
Construction/Building Materials .....       0.3         129,013
Diversified Operations ..............       2.7       1,014,909
Electronics .........................      18.1       6,925,243
Financial Services ..................       1.9         716,695
Food and Beverage ...................       3.8       1,442,868
Healthcare ..........................       0.3          96,525
Insurance ...........................       0.4         155,766
Investment Companies ................       2.7       1,037,887
Leisure/Entertainment ...............       0.5         186,105
Manufacturing .......................       4.3       1,647,244
Mining ..............................       2.7       1,013,726
Oil and Gas .........................       7.8       2,961,396
Paper and Forest Products ...........       0.6         231,006
Pharmaceuticals .....................       1.3         493,008
Retail ..............................       2.9       1,106,634
Telecommunications ..................      24.1       9,210,458
Utilities ...........................       3.2       1,245,175
                                          ------    -----------
TOTAL INVESTMENTS ....................     94.0%     35,869,396
OTHER ASSETS AND LIABILITIES (NET) ...      6.0       2,300,937
                                          ------    -----------
NET ASSETS ...........................    100.0%    $38,170,333
                                          ======    ===========

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
                       GDR -- Global Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------
    PORTFOLIO OF INVESTMENTS
--------------------------------------------------

                                  THE GCG TRUST
                              MARKET MANAGER SERIES

                            JUNE 30, 2000 (UNAUDITED)

   PRINCIPAL                                            VALUE
    AMOUNT                                            (NOTE 1)
   ---------                                          --------
CORPORATE BONDS AND NOTES -- 4.2%
   FINANCIAL SERVICES -- 2.6%
    197,000   Cabco (Texaco Capital),
               7.102%(a) due 10/01/2001 ........     $  179,972
                                                     ----------
   INDUSTRIAL -- 1.6%
    114,000   Philip Morris Companies, Inc.,
               6.000% due 07/15/2001 ...........        111,576
                                                     ----------
              Total Corporate Bonds and Notes
               (Cost $292,805) .................        291,548
                                                     ----------
U.S. TREASURY OBLIGATIONS -- 28.5%
(Cost $1,950,995)
   U.S. TREASURY STRIP:
  2,043,000    3.032%[double dagger]
               due 02/15/2001 ..................      1,975,601
                                                     ----------
  NUMBER OF                        EXPIRATION    STRIKE
  CONTRACTS                           DATE        PRICE
 -----------                       -----------   ------
CALL OPTIONS PURCHASED -- 67.1%
     940   S&P Midcap Companies
               Index 400 European   03/06/2001  $178.50      290,502
   4,534   S&P Midcap Companies
               Index 400 European   03/06/2001   178.50    1,406,847
   1,473   S&P Midcap Companies
               Index 400 European   03/06/2001   178.50      453,513
   1,663   S&P 500 European         03/06/2001   485.63    1,622,989
     544   S&P 500 European         03/06/2001   485.63      533,118
     348   S&P 500 European         03/06/2001   485.63      340,302
                                                          ----------
              Total Call Options Purchased
               (Cost $722,656) .................           4,647,271
                                                           ---------
TOTAL INVESTMENTS (COST $2,966,456*) .....     99.8%       6,914,420
OTHER ASSETS AND LIABILITIES (NET) .......      0.2           13,865
                                              ------      ----------
NET ASSETS ...............................    100.0%      $6,928,285
                                              ======      ==========
 ------------------------------
              * Aggregate cost for Federal tax purposes.
[double dagger] Annualized yield at date of purchase.
            (a) The rate shown is the effective yield at date of purchase.

                       See Notes to Financial Statements.

--------------------------------------------------
    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------

                                  THE GCG TRUST
                                  JUNE 30, 2000

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The GCG Trust (the "Trust") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988 with an unlimited number of shares of beneficial interest with a par value of $0.001 each. At June 30, 2000 the Trust had twenty five operational portfolios (the "Series"): Liquid Asset Series ("LA"), Limited Maturity Bond Series ("LMB"), Global Fixed Income Series ("GF"), Fully Managed Series ("FM"), Total Return Series ("TR"), Equity Income Series ("EI"), Investors Series ("I"), Value Equity Series ("VE"), Rising Dividends Series ("RD"), Managed Global Series ("MG"), Large Cap Value Series ("LC"), All Cap Series ("AC"), Research Series ("R"), Capital Appreciation Series ("CA"), Capital Growth Series ("CG"), Strategic Equity Series ("SE"), Mid-Cap Growth Series ("MC"), Small Cap Series ("SC"), Growth Series ("G"), Real Estate Series ("RE"), Hard Assets Series ("HA"), Developing World Series ("DW"), Emerging Markets Series ("EM"), Market Manager Series ("MM"), and The Fund For Life Series. All of the Series are diversified except for GF, MG, MC, HA, and MM which are non-diversified Series. The information presented in these financial statements pertains to all of the Series except for The Fund For Life Series which is presented under separate cover. The Trust is intended to serve as an investment medium for (i) variable life insurance policies and variable annuity contracts ("Variable Contracts") offered by insurance companies, and (ii) certain qualified pension and retirement plans, as permitted under the Federal tax rules relating to the Series serving as investment mediums for Variable Contracts. The Trust currently functions as an investment medium for contracts and policies offered by Golden American Life Insurance Company ("Golden American"), a wholly owned subsidiary of Equitable of Iowa Companies ("Equitable of Iowa"), an indirect wholly owned subsidiary of ING Groep, N.V. ("ING") and First Golden Life Insurance Company ("First Golden"), a wholly owned subsidiary of Golden American. The Trust is also an investment medium for contracts offered by the Security Equity Life Insurance Company.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States.

(A) VALUATION: Domestic and foreign portfolio securities, including options and futures contracts, except as noted below, for which market quotations are readily available are stated at market value. Market value is determined on the basis of the last reported sales price in the principal market where such securities are traded or, if no sales are reported, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers or dealers.

Debt securities (except those purchased by LA), including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Under certain circumstances, debt securities having a maturity of sixty days or less may be valued at amortized cost which approximates market value.

Amortized cost involves valuing a portfolio security instrument at its cost, initially, and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. All of the portfolio securities of LA are valued using the amortized cost method.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

(B) DERIVATIVE FINANCIAL INSTRUMENTS: Certain of the Series may engage in various portfolio strategies, as described below, primarily to seek to manage its exposure to the equity, bond, gold and other markets and also to manage fluctuations in interest and foreign currency rates. Buying futures and forward foreign currency exchange contracts, writing puts and buying calls tend to increase a Series' exposure to the underlying market or currency. Selling futures and forward foreign currency exchange contracts, buying puts and writing calls tend to decrease a Series' exposure to the underlying market or currency. In some instances, investments in derivative financial instruments may involve, to varying degrees, elements of market risk and risks in excess of the amount recognized in the Statement of Assets and Liabilities. Losses may arise under these contracts due to the existence of an illiquid secondary market for the contracts, or if the counterparty does not perform under the contract. An additional primary risk associated with the use of certain of these contracts may be caused by an imperfect correlation between movements in the price of the derivative financial instruments and the price of the underlying securities, indices or currency.

OPTIONS: Certain Series may engage in option transactions including purchasing options on securities and securities indexes ("purchased options") and writing covered call and secured put options ("written options"). Generally, purchased options are utilized to protect security holdings in a portfolio or protect against substantial increases in market prices in securities to be acquired in the future. MM invests in purchased options on security indexes in accordance with its long-term investment objectives to obtain equity

-------------------------------------------------------------------
    NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)
-------------------------------------------------------------------

                                  THE GCG TRUST
                                  JUNE 30, 2000

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

market performance. Certain Series may use written options to generate additional income, protect partially against declines in the value of portfolio securities or facilitate a Series' ability to purchase a security at a price lower than the security's current market price. Option transactions may be engaged on exchanges and on over-the-counter markets. When a Series writes an option, an amount equal to the premium received by the Series is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market on a daily basis to reflect the current value of the option written. When a security is sold through an exercise of an option, the related premium received (or paid) is deducted from (or added to) the basis of the security sold. When an option expires (or the Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premiums received or paid. Realized and unrealized gains and losses arising from purchased option transactions are included in the net realized and unrealized gain/(loss) on securities. The option activity for FM for the six months ended June 30, 2000 was as follows:

                                                                       NUMBER OF
                                                                       CONTRACTS    PREMIUMS
                                                                     -----------    --------
Options outstanding at December 31, 1999 .....................             75        $50,398
Options written during the period ............................             --             --
Options expired during the period ............................             75         50,398
Options closed during the period .............................             --             --
                                                                          ---        -------
Options outstanding at June 30, 2000 .........................             --             --
                                                                          ===        =======

The option activity for AC for the period ended June 30, 2000 was as follows:

                                                                       NUMBER OF
                                                                       CONTRACTS    PREMIUMS
                                                                     -----------   ---------
Options outstanding at December 31, 1999 .....................             --             --
Options written during the period ............................              2        $ 7,994
Options expired during the period ............................             --             --
Options closed during the period .............................              2          7,994
                                                                          ---        -------
Options outstanding at June 30, 2000 .........................             --             --
                                                                          ===        =======

The option activity for CA for the period ended June 30, 2000 was as follows:

                                                                       NUMBER OF
                                                                       CONTRACTS    PREMIUMS

                                                                       ---------    --------
Options outstanding at December 31, 1999 .....................             --             --
Options written during the period ............................            162        $33,285
Options expired during the period ............................            162         33,285
Options closed during the period .............................             --             --
                                                                          ---        -------
Options outstanding at June 30, 2000 .........................             --             --
                                                                          ===        =======
The option activity for SE for the period ended June 30, 2000 was as follows:

                                                                       NUMBER OF
                                                                       CONTRACTS    PREMIUMS
                                                                       ---------    --------
Options outstanding at December 31, 1999 .....................             --             --
Options written during the period ............................             20        $99,929
Options expired during the period ............................             --             --
Options closed during the period .............................             20         99,929
                                                                          ---        -------
Options outstanding at June 30, 2000 .........................             --             --
                                                                          ===        =======

------------------------------------------------------------------
    NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)
------------------------------------------------------------------

                                  THE GCG TRUST
                                  JUNE 30, 2000

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Series may enter into forward foreign currency exchange contracts. A Series will engage in forward foreign currency exchange transactions to protect itself against fluctuations in currency exchange rates. Forward foreign currency exchange contracts are valued at the applicable forward rate and are marked to market daily. The change in market value is recorded by the Series as an unrealized gain or loss. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Contracts open, if any, at June 30, 2000 and their related unrealized appreciation/(depreciation) are set forth in the Schedule of Forward Foreign Currency Exchange Contracts which accompanies the Portfolio of Investments. Realized and unrealized gains and losses arising from forward foreign currency exchange contracts are included in net realized and unrealized gain/(loss) on forward foreign currency exchange contracts.

(C) FOREIGN CURRENCY: Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar as of the close of business immediately preceding the time of valuation. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at the rate of exchange prevailing when accrued.

The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain/(loss) from securities.

Reported net realized gains or losses on foreign currency transactions arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Series' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation/(depreciation) on other assets and liabilities denominated in foreign currencies arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.

(D) REPURCHASE AGREEMENTS: All Series may enter into repurchase agreements in accordance with guidelines approved by the Board of Trustees of the Trust. Each Series bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Series is delayed or prevented from exercising its rights to dispose of the underlying securities received as collateral including the risk of a possible decline in the value of the underlying securities during the period while the Series seeks to exercise its rights. Each Series takes possession of the collateral and reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Series enters into repurchase agreements to evaluate potential risks. The market value of the underlying securities received as collateral must be at least equal to the total amount of the repurchase obligation. In the event of counterparty default, the Series has the right to use the underlying securities to offset the loss.

(E) FEDERAL INCOME TAXES: Each Series of the Trust is a separate entity for Federal income tax purposes. No provision for Federal income taxes has been made since each Series of the Trust has complied and intends to continue to comply with provisions of subchapter M of the Internal Revenue Code of 1986, as amended, available to regulated investment companies and to distribute its taxable income to shareholders sufficient to relieve it from all, or substantially all, Federal income taxes.

(F) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are recorded on trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are reported as income when the Series identifies the dividend. Interest income (including amortization of premium and discount on securities) and expenses are accrued daily. Realized gains and losses from investment transactions are recorded on an identified cost basis which is the same basis the Trust uses for Federal income tax purposes. Purchases of securities under agreements to resell are carried at cost, and the related accrued interest is included in interest receivable.

(G) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Net investment income of LA is declared as a dividend daily and paid monthly. For all other Series, net investment income will be paid annually, except that LMB may declare a dividend monthly or quarterly. Any net realized long-term capital gains (the excess of net long-term capital gains over net short-term capital losses) for any Series will be declared and paid at least once annually. Net realized short-term capital gains may be declared and paid more frequently. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from net investment income and net realized gains recorded by the Trust. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Series, timing differences and differing characterization of distributions made by each Series as a whole.

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    NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)
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                                  THE GCG TRUST

                                  JUNE 30, 2000

2.  FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Directed Services, Inc. (the "Manager"), an indirect wholly owned subsidiary of ING, provides all of the Series with advisory and administrative services under a Management Agreement (the "Agreement"). Under the Agreement, the Manager has overall responsibility for engaging Portfolio Managers and for monitoring and evaluating the management of the assets of each Series by the Portfolio Managers. Portfolio Managers are compensated by the Manager and not the Trust. In some cases, Portfolio Managers may be affiliated with the Manager. Portfolio Managers have full investment discretion and make all determinations with respect to the investment of a Series' assets and the purchase and sale of portfolio securities and other investments. Pursuant to this Agreement, the Manager also is responsible for providing or procuring, at the Manager's expense, the services reasonably necessary for the ordinary operation of the Trust including, among other things, custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing and ordinary legal services. The Manager does not bear the expense of brokerage fees, taxes, interest, fees and expenses of the independent trustees, and extraordinary expenses, such as litigation or indemnification expenses. As compensation for its services under the Management Agreement, the Trust pays the Manager a monthly fee (a "Unified Fee") based on the following annual rates of the average daily net assets of the
Series:

  SERIES                                                        FEE
  ------                                                        ---
                                                                (based on combined assets of the indicated Groups of Series)
Liquid Assets Series and Limited Maturity Bond Series           0.60% on the first $200 million in combined assets of
                                                                these Series;
                                                                0.55% on the next $300 million; and
                                                                0.50% on the amount over $500 million

Global Fixed Income Series                                      1.60%

Fully Managed Series,  Equity Income Series, Value Equity       1.00% on the first $750 million in combined assets of
Series, Rising Dividends Series, Capital Appreciation Series,   these Series;
Strategic Equity Series, Small Cap Series, Real Estate Series   0.95% on the next $1.250 billion;
and Hard Assets Series                                          0.90% on the next $1.5 billion; and
                                                                0.85% on the amount over $3.5 billion

Total Return Series, Research Series and                        1.00% on the first $250 million;
Mid-Cap Growth Series                                           0.95% on the next $400 million;
                                                                0.90% on the next $450 million; and
                                                                0.85% on the amount in excess of $1.1 billion

Managed Global Series                                           1.25% on the first $500 million  and
                                                                1.05% on the amount over $500 million

Large Cap Value Series                                          1.00% of first $500 million;
                                                                0.95% of next $250 million;
                                                                0.90% of next $500 million; and
                                                                0.85% on the amount over $1.25 billion

Capital Growth Series and Growth Series                         1.10% on the first $250 million;
                                                                1.05% on the next $400 million;
                                                                1.00% on the next $450 million; and
                                                                0.95% on the amount in excess of $1.1 billion

Investors and All Cap Series                                    1.00% on the first $500 million;
                                                                0.95% of next $250 million;
                                                                0.90% of next $500 million; and
                                                                0.85% on the amount over $1.25 billion

Developing World Series and Emerging Market Series              1.75%

Market Manager Series                                           1.00%

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    NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)
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                                  THE GCG TRUST
                                  JUNE 30, 2000

2.  FEES AND OTHER TRANSACTIONS WITH AFFILIATES--(CONTINUED)

The Manager and the Trust have entered into Portfolio Management Agreements with the Portfolio Managers. These Portfolio Managers provide investment advice for the various Series and are paid by the Manager based on the average net assets of the respective Series. The Portfolio Managers of each of the Series are as follows (*related party Advisor):

Series                                 Portfolio Manager
-----                                 -----------------
Liquid Asset Series                    ING Investment Management, LLC*
Limited Maturity Bond Series           ING Investment Management, LLC*
Global Fixed Income Series             Baring International Investments Limited*
Fully Managed Series                   T. Rowe Price Associates, Inc.
Total Return Series                    Massachusetts Financial Services Company
Equity Income Series                   T. Rowe Price Associates, Inc.
Investors Series                       Salomon Brothers Asset Management, Inc.
Value Equity Series                    Eagle Asset Management, Inc.
Rising Dividends Series                Kayne Anderson Investment Management, LLC
Managed Global Series                  Capital Guardian Trust Company
Large Cap Value Series                 Capital Guardian Trust Company
All Cap Series                         Salomon Brothers Asset Management, Inc.
Research Series                        Massachusetts Financial Services Company
Capital Appreciation Series            A I M Capital Management Group, Inc.
Capital Growth Series                  Alliance Capital Management L.P.
Strategic Equity Series                A I M Capital Management Group, Inc.
Mid-Cap Growth Series                  Massachusetts Financial Services Company
Small Cap Series                       Capital Guardian Trust Company
Growth Series                          Janus Capital Corporation
Real Estate Series                     The Prudential Investment Corporation
Hard Assets Series                     Baring International Investment Limited*
Developing World Series                Baring International Investment Limited*
Emerging Markets Series                Baring International Investment Limited*
Market Manager Series                  ING Investment Management, LLC*

During the period ended June 30, 2000, FM, EI, I, AC and HA, in the ordinary course of business, paid commissions of $200, $425, $12, $48, and $505, respectively, to certain affiliates of the respective Portfolio Manager and/or the Manager in connection with the execution of various portfolio transactions.

The custodian for the Trust is The Bank of New York. The custodian is paid by the Manager and not the Trust.

Certain officers and trustees of the Trust are also officers and/or directors of the Manager, Golden American, First Golden and Equitable of Iowa Companies. Unaffiliated trustees are paid a fee of $6,000 per quarter, in addition to reimbursement for travel and incidental expenses incurred by them in connection with their attendance at Board Meetings.

Effective May 18, 2000, each Trustee of the Trust who is not an interested person of the Trust or Manager or Portfolio Manager (the "non-interested Trustees") receives an annual retainer of $20,000 plus $5,000 for each regular quarterly Board meeting attended in person ($1,250 if attended by telephone), as well as reimbursement for expenses incurred in connection with attendance at such meetings or carrying out their responsibilities as Trustees of the Trust. In addition, the Trust pays the Trustees an annual stipend of $5,000 for each committee chairmanship and $1,000 for attendance at any committee meeting not held in conjunction with a regular Board meeting or for any specially called telephone meeting. The Trustee designated by the Board as Lead Trustee also receives additional compensation in an amount 50% greater than the amount paid for services as a non-interested Trustee (i.e. 50% of the regular retainer of $20,000 plus 50% of the full quarterly meeting fee of $20,000 or $20,000).

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    NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)
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                                  THE GCG TRUST
                                  JUNE 30, 2000

3.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period ended June 30, 2000 were as follows:

                                                          PURCHASES             SALES
                                                        ------------        ------------
Liquid Assets Series ..............................               --                  --
Limited Maturity Bond Series ......................     $151,546,066        $163,591,838
Global Fixed Income Series ........................       21,582,987          20,399,816
Fully Managed Series ..............................       47,669,869          55,453,248
Total Return Series ...............................      338,172,122         328,589,796
Equity Income Series ..............................       64,187,426          72,663,785
Investors Series ..................................       16,428,289           6,369,694
Value Equity Series ...............................       91,998,436          68,980,014
Rising Dividends Series ...........................      287,130,796         224,102,792
Managed Global Series .............................      199,722,883         178,426,309
Large Cap Value Series ............................       41,717,178             980,910
All Cap Series ....................................       20,294,361           2,319,130
Research Series ...................................      608,095,003         529,595,759
Capital Appreciation Series .......................      215,851,937         132,576,114
Capital Growth Series .............................      239,309,043         164,990,323
Strategic Equity Series ...........................      393,766,551         276,398,846
Mid-Cap Growth Series .............................    1,225,630,854         808,756,912
Small Cap Series ..................................      554,645,712         401,406,938
Growth Series .....................................      685,253,456         360,403,655
Real Estate Series ................................       18,026,813          22,194,695
Hard Assets Series ................................       40,834,591          34,137,360
Developing World Series ...........................       74,968,167          52,615,035
Emerging Markets Series ...........................       46,702,957          50,230,256
Market Manager Series .............................               --             591,148

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    NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)
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                                  THE GCG TRUST
                                  JUNE 30, 2000

3.  PURCHASES AND SALES OF SECURITIES--(CONTINUED)

At June 30, 2000, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were as follows:

                                                                                                 NET TAX
                                                        TAX BASIS           TAX BASIS             BASIS
                                                          GROSS              GROSS             UNREALIZED
                                                       UNREALIZED          UNREALIZED         APPRECIATION/
                                                      APPRECIATION        DEPRECIATION       (DEPRECIATION)
                                                      ------------       --------------      --------------
Liquid Assets Series .........................                  --                  --                  --
Limited Maturity Bond Series .................          $  276,974         $ 3,018,601        $ (2,741,627)
Global Fixed Income Series ...................             133,772           2,087,053          (1,953,281)
Fully Managed Series .........................          29,576,118          24,233,594           5,342,524
Total Return Series ..........................          46,505,878          35,431,221          11,074,657
Equity Income Series .........................          12,074,601          40,534,208         (28,459,607)
Investors Series .............................             534,982             569,902             (34,920)
Value Equity Series ..........................          17,188,920          12,590,221           4,598,699
Rising Dividends Series ......................         203,443,153          61,220,434         142,222,719
Maanged Global Series ........................          27,419,621          14,544,102          12,875,519
Large Cap Value Series .......................           2,910,081           2,328,576             581,505
All Cap Series ...............................           1,383,511           1,046,746             336,765
Research Series ..............................         241,571,281          61,647,458         179,923,823
Capital Appreciation Series ..................          86,739,811          23,181,608          63,558,203
Capital Growth Series ........................         103,765,202          68,252,142          35,513,060
Strategic Equity Series ......................          72,168,114          14,630,061          57,538,053
Mid-Cap Growth Series ........................         340,209,578         154,237,294         185,972,284
Small Cap Series .............................          81,446,764          98,956,965         (17,510,201)
Growth Series ................................         435,133,761         156,430,938         278,702,823
Real Estate Series ...........................           5,052,571           1,678,873           3,373,698
Hard Assets Series ...........................           3,267,462           4,062,242            (794,780)
Developing World Series ......................           7,657,461           7,870,100            (212,639)
Emerging Markets Series ......................           4,014,516           3,633,351             381,165
Market Manager Series. .......................           3,949,221               1,257           3,947,964

4.  RESTRICTED AND ILLIQUID SECURITIES

Certain Series of the Trust may hold securities purchased in private placement transactions, without registration under the Securities Act of 1933 (the "Act") and securities which are deemed illiquid because of low trading volumes or other factors. These restricted and illiquid securities (which do not include securities eligible for resale pursuant to Rule 144A of the Act and 4(2) commercial paper that are determined to be liquid under procedures adopted by the Board of Trustees) are valued under methods approved by the Board of
Trustees as reflecting fair value which includes obtaining quotes from independent sources if available.

Total restricted and/or illiquid securities at June 30, 2000 were as follows:

                                                              FAIR VALUE     % OF NET ASSETS
                                                              -----------    ---------------
Limited Maturity Bond Series ...................               $6,456,070            3.20%
Fully Managed Series ...........................                3,620,455            1.28%
Total Return Series ............................                2,384,788            0.35%
Capital Growth Series ..........................                4,145,720            0.70%
Strategic Equity Series ........................                2,090,498            0.55%
Mid-Cap Growth Series ..........................                9,415,837            0.64%
Hard Assets Series .............................                3,479,375            8.04%
Developing World Series ........................                1,931,349            2.45%
Emerging Markets Series ........................                  499,098            1.31%

On June 30, 2000, and on the dates of acquisition, there were no market quotations available for unrestricted securities of the same class.

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    NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)
------------------------------------------------------------------

                                  THE GCG TRUST
                                  JUNE 30, 2000

5.  CAPITAL LOSS CARRYFORWARDS

For Federal income tax purposes, the Series indicated below have capital loss carryforwards as of June 30, 2000 which are available to offset future capital gains, if any:

                                    LOSSES        LOSSES        LOSSES         LOSSES        LOSSES        LOSSES          LOSSES
                                   DEFERRED      DEFERRED      DEFERRED       DEFERRED      DEFERRED      DEFERRED        DEFERRED
                                   EXPIRING      EXPIRING      EXPIRING       EXPIRING      EXPIRING      EXPIRING        EXPIRING
  SERIES                            IN 2001       IN 2002       IN 2003        IN 2004       IN 2005       IN 2006         IN 2007
  ------                          -----------    ---------     --------       --------      --------      --------      ----------
Liquid Asset Series ............  $     172      $      15              --     $  1,432     $   816     $       537     $    1,576
Limited Maturity Bond Series ...         --             --              --           --       6,321              --      1,791,596
Value Equity Series ............         --             --              --           --          --              --      3,146,694
Real Estate Series .............         --             --              --           --          --              --        427,974
Hard Assets Series .............         --             --              --           --          --       5,310,830        987,212
Emerging Markets Series ........         --             --     $ 2,280,913           --          --      12,172,368             --

6. CONSOLIDATION OF ALL-GROWTH SERIES AND GROWTH OPPORTUNITIES SERIES INTO MID-CAP GROWTH SERIES

On January 28, 2000, the consolidation of All-Growth Series and Growth Opportunities Series into Mid-Cap Growth Series took place at no cost to current contract holders. The separate accounts in the Series substituted shares of Mid-Cap Growth Growth Series for shares of All-Growth Series and Growth Opportunites Series in a taxable exchange as follows:

   SERIES REPLACED                      SERIES SUBSTITUTED                SHARES ISSUED          VALUE OF NET ASSETS
   --------------                       ------------------                -------------          -------------------
   All Growth Series                    Mid-Cap Growth Series                5,236,657              $147,987,926
   Growth Opportunity Series            Mid-Cap Growth Series                  228,824                 6,466,572

The aggregate net assets of the Mid-Cap Growth Series were $779,697,805 prior to the consolidation. The aggregate net assets of Mid-Cap Growth Series were $932,223,063 as a result of the consolidation.

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    NOTES TO FINANCIAL STATEMENTS  (UNAUDITED) -- (CONTINUED)

-------------------------------------------------------------------

                                  THE GCG TRUST
                                  JUNE 30, 2000

SPECIAL MEETINGS OF SHAREHOLDERS

At a Special Meeting of Shareholders of the Trust held on January 28, 2000, the following actions were taken:

The new portfolio management agreement among the Managed Global Series of the Trust, DSI and Capital Guardian Trust Company was approved by the shareholders of the Trust as follows:

                                                  AGAINST OR
                              FOR                  WITHHELD              ABSTAINED                 TOTAL
                              ----                ----------             ---------                 -----
                           7,203,475                192,791               561,951                7,958,217

The new portfolio management agreement among the Small Cap Series of the Trust, DSI and Capital Guardian Trust Company was approved by the shareholders of the Trust as follows:

                                                  AGAINST OR
                              FOR                  WITHHELD              ABSTAINED                 TOTAL
                              ----                ----------             ---------                  ----
                          13,759,380                179,467               896,269               14,835,116

At a Special Meeting of Shareholders of the Trust held on March 10, 2000, the following action was taken:

The new portfolio management agreement among the Emerging Markets Series of the Trust, DSI and Baring International Investment Limited was approved by the shareholders of the Trust as follows:

                                                  AGAINST OR
                              FOR                  WITHHELD              ABSTAINED                 TOTAL
                              ----                -----------            ---------                 -----
                           3,152,363                132,896               209,265                3,494,524

At a Special Meeting of Shareholders of the Trust held on April 24, 2000, the following action was taken:

The new portfolio management agreement among the Real Estate Series of the Trust, DSI and The Prudential Investment Corporation was approved by the shareholders of the Trust as follows:

                                                  AGAINST OR
                              FOR                  WITHHELD              ABSTAINED                 TOTAL
                              ----                ----------             ---------                 -----
                           4,023,202                122,943               327,324                4,473,469

                      [This page left Intentionally Blank]

                                  THE GCG TRUST

                                 ---------------

                         TRUSTEES AND EXECUTIVE OFFICERS

                 Barnett Chernow, CHAIR, TRUSTEE AND PRESIDENT*
                           John R. Barmeyer, TRUSTEE*
                           J. Michael Earley, TRUSTEE
                         R. Barbara Gitenstein, TRUSTEE
                           Robert A. Grayson, TRUSTEE
                          Elizabeth J. Newell, TRUSTEE
                           Stanley B. Seidler, TRUSTEE
                            Roger B. Vincent, TRUSTEE
                          Mary Bea Wilkinson, TREASURER
                           Myles R. Tashman, SECRETARY

                               *INTERESTED TRUSTEE

                                 ---------------

                 Sutherland Asbill & Brennan LLP, LEGAL COUNSEL
                        Directed Services, Inc., MANAGER
                     Ernst & Young LLP, INDEPENDENT AUDITORS

                                     PART C

                                OTHER INFORMATION

ITEM 15.  Indemnification

Reference is made to Article V, Section 5.4 of the Registrant's Agreement and Declaration of Trust, which is incorporated by reference herein.

Pursuant to Indemnification Agreements between the Trust and each Independent Trustee, the Trust indemnifies each Independent Trustee against any liabilities resulting from the Independent Trustee's serving in such capacity, provided that the Trustee has not engaged in certain disabling conduct.

The Trust has a management agreement with Directed Services Inc. ("DSI"), and The Trust and DSI have various portfolio management agreements with the portfolio managers (the "Agreements"). Generally, the Trust will indemnify DSI and the portfolio managers under the Agreements for acts and omissions by DSI and/or the portfolio managers. Also, DSI will indemnify the portfolio managers under the Agreements for acts and omissions by the portfolio managers. Neither DSI nor the portfolio managers are indemnified for acts or omissions where DSI and/or the portfolio managers commit willful misfeasance, bad faith, gross negligence and/or by reason of reckless disregard.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust's Agreement and Declaration of Trust, its By-laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by directors, officers or controlling persons or the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 16. Exhibits

         (1)   (a)  Amended and Restated Agreement and Declaration of Trust
                    3/19/96 (1)


               (b) Amendment to the Restated Agreement and Declaration of Trust adding the Managed Global Series 6/10/96 (2)

               (c) Amendment to the Restated Agreement and Declaration of Trust changing the name of the Natural Resources Series to the Hard Assets Series and adding the Mid-Cap Growth Series 1/23/97 (3)

               (d) Amendment to the Restated Agreement and Declaration of Trust redesignating the Global Equity Series as the Managed Global Series; terminating the Mid-Cap Growth Series-added January 23, 1997; adding the Mid-Cap Growth Series, Research Series, Total Return Series, Growth & Income Series, Value + Growth Series, Global Fixed Income Series, Growth Opportunities Series & Developing World Series 1/12/98 (4)

               (e) Amendment to the Restated Agreement and Declaration of Trust adding Large Cap Value Series and the International Equity Series, also to change the names of the Multiple Allocation Series to the Equity Income Series and Value + Growth Series to the Growth Series 2/16/99 (5)

               (f) Amendment to the Restated Agreement and Declaration of Trust changing the name of the Growth & Income
                    Series to the Capital Growth Series 6/30/99  (6)

               (g) Amendment to the Restated Agreement and Declaration of Trust adding the Investors Series, All Cap
                    Series and the Large Cap Growth Series 8/17/99 (7)

               (h) Amendment to the Restated Agreement and Declaration of Trust adding the Diversified Mid-Cap Series,
                    Asset Allocation Growth Series and the Special Situations Series 5/18/00 (8)

         (2)   By-laws (9)

         (3)   Not applicable.

         (4) Form of Plan of Reorganization -- filed herewith as Appendix A to Form N-14.

         (5)   Instruments Defining Rights of Security Holders (10)

         (6)   (a)(1) Management Agreement for all Series except
                      The Fund For Life (11)

                  (2) Addendum to the Management Agreement, Mid-Cap Growth
                      Series, Research Series, Total Return Series,
                      Growth & Income Series, Value + Growth Series, Global Fixed Income Series, Growth Opportunities
                      Series & Developing World Series  1/2/98  (12)

               (b)  Portfolio Management Agreements

                  (1) Portfolio Management Agreement with Baring International
                      Investment Limited (13).
                  (2) Addendum to the Baring International Investment Limited
                      Agreement (14)
                  (3) Addendum to the Baring International Investment Limited
                      Agreement - filed electronically herewith.

         (7)   Distribution Agreement (15)

         (8)   Not Applicable

         (9)   Custodial Agreement with The Bank of New York (16)

         (10)  Not Applicable

        (11)  Opinion and Consent of Counsel -- filed herewith.

        (12)  Tax Opinion of Sutherland Asbill & Brennan LLP -- filed herewith.

        (13)  Not Applicable

        (14)(a)  Auditors Consent

            (b)  Consent of Sutherland Asbill & Brennan LLP

         (15)  Not Applicable

         (16)  Powers of Attorney

         (17)  Not Applicable

---------------------------------

(1) Incorporated by reference to Exhibit 1(a) of Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A of The GCG Trust as filed on May 2, 1996, File No. 33-23512 .

(2) Incorporated by reference to Exhibit 1(b) of Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of The GCG Trust as filed on June 14, 1996, File No. 33-23512.

(4) Incorporated by reference to Exhibit (b)1(c) of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A of The GCG Trust as filed on September 2, 1997, File No. 33-23512.

(11) Incorporated by reference to Exhibit 5(a)(i) of Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of The GCG Trust as filed on November 26, 1997, File No. 33-23512.

(15) Incorporated by reference to Exhibit 6 of Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of The GCG Trust as filed on June 14, 1996, File No. 33-23512.

(9) Incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A of The GCG Trust as filed on May 3, 1999 File No. 33-23512.

(10) Incorporated by reference to Exhibit (c) of Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A of The GCG Trust as filed on May 3, 1999 File No. 33-23512.

(13) Incorporated by reference to Exhibit (d)(2)(K) of Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A of The GCG Trust as filed on May 3, 1999 File No. 33-23512.

(3) Incorporated by reference to Exhibit (a)(3) of Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A of The GCG Trust as filed on November 8, 1999 File No. 33-23512.

(5) Incorporated by reference to Exhibit (a)(5) of Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A of The GCG Trust as filed on November 8, 1999 File No. 33-23512.

(6) Incorporated by reference to Exhibit (a)(6) of Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A of The GCG Trust as filed on November 8, 1999 File No. 33-23512.

(7) Incorporated by reference to Exhibit (a)(7) of Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A of The GCG Trust as filed on November 8, 1999 File No. 33-23512.

(12) Incorporated by reference to Exhibit (d)(1)(B) of Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A of The GCG Trust as filed on November 8, 1999 File No. 33-23512.

(14) Incorporated by reference to Exhibit (d)(2)(P) of Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A of The GCG Trust as filed on February 29, 2000 File No. 33-23512.

(16) Incorporated by reference to Exhibit (g) of Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A of The GCG Trust as filed on February 29, 2000 File No. 33-23512.

(8) Incorporated by reference to Exhibit (a)(8) of Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A of The GCG Trust as filed on July 14, 2000 File No. 33-23512.

                                   SIGNATURES

         As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant in the City of West Chester, and the Commonwealth of Pennsylvania, on February 12, 2001

                                                     THE GCG TRUST
                                                     (Registrant)

                                                     ---------------
                                                     Barnett Chernow*

                                                     President

*By:
    --------------------------------
    Carolyn Mead, as Attorney-in-Fact

         As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                      Title                      Date

----------------------         Chairman, President        February 12, 2001
Barnett Chernow*               and Trustee

----------------------
Mary Bea Wilkinson*            Treasurer                  February 12, 2001

----------------------
John R. Barmeyer*              Trustee                    February 12, 2001

----------------------
J. Michael Earley*             Trustee                    February 12, 2001

----------------------
R. Barbara Gitenstein*         Trustee                    February 12, 2001

----------------------
Robert A. Grayson*             Trustee                    February 12, 2001

----------------------
Elizabeth J. Newell*           Trustee                    February 12, 2001

----------------------
Stanley B. Seidler*            Trustee                    February 12, 2001

----------------------
Roger B. Vincent*              Trustee                    February 12, 2001

*By:  /s/ Carolyn Mead

         Carolyn Mead as Attorney-in-Fact**
         ** Executed pursuant to powers of attorney filed herewith.

                     EXHIBIT INDEX

Number        Exhibit Name                                         Exhibit

(6)(b)(3)     Addendum to the Baring International Investment      EX99.6b3
              Limited Agreement

(11)          Opinion and Consent of Counsel                       EX99.11

(12)          Tax Opinion of Sutherland Asbill & Brennan LLP       EX99.12

(14)(a)       Auditors Consent                                     EX99.14a

(14)(b)       Consent of Sutherland Asbill & Brennan LLP           EX99.14b

(16)          Powers of Attorney                                   EX99.p16